UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21977

Invesco Exchange-Traded Fund Trust II

(Exact name of registrant as specified in charter)

3500 Lacey Road

Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Anna Paglia

President

3500 Lacey Road

Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-983-0903

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b)	Not applicable.

Invesco Annual Report to Shareholders
October 31, 2022

PBTP	Invesco PureBetaSM 0-5 Yr US TIPS ETF

PBDM	Invesco PureBetaSM FTSE Developed ex-North America ETF

PBEE	Invesco PureBetaSM FTSE Emerging Markets ETF

2

The Market Environment

Domestic Equity

The fiscal year ended October 31, 2022 began with continued volatility in equity markets in the fourth quarter of 2021 amid substantial inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil rose,1 causing higher gas prices for consumers, and the Consumer Price Index (CPI) reported for November 2021 increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.2 To combat inflation, the US Federal Reserve (the Fed) announced the potential for three or more interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflation pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.1 Inflation continued to be a top concern for consumers, investors and the Fed. To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March and the Fed indicated it would “taper” its asset purchase program quickly.3

As the war in Ukraine continued and corporate earnings in high-profile names like Netflix reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued into the second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 40-year high to 8.6% for the 12 months ended May 2022.2 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.1 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3 US equity markets rose in July and much of August until Fed chairman Jerome Powell’s hawkish comments at an economic policy symposium held in Jackson Hole, Wyoming sparked a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.3

After experiencing a sharp drop in September 2022, US equity markets rebounded in October with strong gains, despite mixed data on the economy and corporate earnings. Inflation data reported in October came in higher than expected; however, the labor market remained strong, with payroll employment gains and a decline in the unemployment rate to a near record low of 3.5% in September.2 The initial estimate of third quarter real gross domestic product showed an increase of 2.6% (annualized) after falling in the prior two quarters, but the headline number masked a drop in demand and investment. Corporate earnings were generally in line with expectations, but many companies’ forward earnings guidance was weaker than expected.

In this environment, US stocks had negative double-digit returns for the fiscal year ended October 31, 2022 of -14.61%, as measured by the S&P 500 Index.4

[1]	Source: Bloomberg LP
[2]	Source: US Bureau of Labor Statistics
[3]	Source: US Federal Reserve
[4]	Source: Lipper Inc.

Global Equity

At the beginning of the fiscal year ended October 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

Global equity markets declined in the first half of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains, and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

Inflation headwinds continued into the third quarter of 2022. The US Federal Reserve (the Fed), the European Central Bank and the Bank of England all raised interest rates. In contrast, the People’s Bank of China lowered its policy rate and the Bank of Japan kept rates the same. Emerging market equities, hampered by the strong US dollar, underperformed developed market equities.

During October 2022, developed market equities rebounded and were in positive territory. Developed market equities outperformed emerging market equities, which declined primarily driven by weakness in China as Chinese markets reacted to the reappointment of President Xi and his authority, with no signs of the country’s zero-COVID-19 policy being relaxed. Despite the rebound in October for developed market equities, at the end of the fiscal year, trailing one-year returns for developed market equities and emerging market equities were both in negative territory.

3

The Market Environment (continued)

Fixed Income

In the fourth quarter of 2021, concerns about inflation heightened as US inflation rose 7%,1 its highest level in nearly 40 years. Though the US Federal Reserve (the Fed) left policy rates unchanged during the quarter, the Fed indicated its accommodative policies were coming to an end in 2022 through a willingness to raise interest rates to combat inflation and the announced reduction of its monthly bond purchase program. Additionally, US interest rate moves and inflation risk significantly affected fixed income valuations during the quarter. The two-year Treasury yield rose moderately from 0.27% to 0.73%, while the 10-year increased slightly from 1.48% to 1.52% during the quarter.2 The yield curve, as measured by the yield differential between two- and 10-year Treasuries, flattened during the quarter.

At the beginning of 2022, geopolitical and economic tensions between Ukraine and Russia culminated with the latter invading Ukrainian territory. World leaders levied sanctions against Russia that had material effects on its fixed income markets, particularly sovereign debt and corporates, and levels of liquidity. The Russia-Ukraine war exacerbated inflationary pressures while also exerting downward pressure on economic growth through a surge in commodity/energy prices. Additionally, surges of COVID-19 in China exacerbated supply chain issues and aggravated inflation. During the second quarter of 2022, the two-year Treasury yield rose significantly from 0.78% to 2.28%, while the 10-year increased slightly from 1.63% to 2.32%.2

In the second quarter of 2022, the macro backdrop of tightening financial conditions and slowing economic growth was negative for credit asset classes. Inflation, as measured by the Consumer Price Index, increased further to 9.1% and fixed income markets experienced significant negative performance as all bond sectors felt the impact of rising interest rates with negative performance ranging from -0.9% (Bloomberg Asset-Backed Securities) to -9.8% (Bloomberg US Corporate High Yield).3 Credit spreads increased across all major credit-sensitive sectors, reflecting anticipation of an economic slowdown and increasing concerns about recession risk, with corporate spreads ending the second quarter above their long-term historical average. The Fed continued its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft landing so as to not push the economy into a recession. The Fed aggressively raised its key Fed funds rate during the fiscal year, including a 0.50% hike in May, and three 0.75% hikes in June, July and November, the largest hikes since 1994, to a target Fed funds rate of 3.75-4.00%, the highest since 2008.4 At their November 2022 meeting, the Fed signaled that its hawkish policies would continue, though a slowing of the pace of rate increases was likely. While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 2.92% to 4.51% during the fiscal year, while

10-year Treasury rates increased from 2.98% to 4.10%.2 At the end of the fiscal year, the yield curve remained inverted, which historically has been an indicator of a potential recession.

[1]	Source: US Bureau of Labor Statistics
[2]	Source: US Department of the Treasury
[3]	Source: Bloomberg
[4]	Source: Federal Reserve of Economic Data

4

PBTP	Management’s Discussion of Fund Performance
Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)

As an index fund, the Invesco PureBetaSM 0-5 Yr US TIPS ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofA 0-5 Year US Inflation-Linked Treasury IndexSM (the “Index”). The Fund generally will invest at least 80% of its total assets in the components that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the shorter maturity subset of the U.S. Treasury Inflation-Protected Securities (“TIPS”) market, represented by TIPS with a remaining maturity of at least one month and less than five years. TIPS are U.S. dollar-denominated, U.S. government debt securities that are publicly offered for sale in the United States. TIPS are “inflation-linked”, meaning that their principal and interest payments are tied to inflation (as measured by the Consumer Price Index). TIPS are issued by the U.S. Treasury, and their payments are supported by the full faith and credit of the United States.

To qualify for inclusion in the Index, securities must have: (i) at least one month but less than five years remaining term to final maturity; (ii) at least 18 months to maturity when issued; (iii) a minimum amount outstanding of $1 billion; and (iv) meet certain additional inclusion criteria detailed below. Original issue zero coupon bonds may be included in the Index, and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. Index constituents are market capitalization- weighted. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

During the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (2.78)%. On a net asset value (“NAV”) basis, the Fund returned (2.79)%. During the same time period, the Index returned (2.67)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses as well as trading costs incurred by the Fund during the period.

For the fiscal year ended October 31, 2022, bonds with maturities of less than 1 year contributed most significantly to the Fund’s return, followed by bonds with maturities of 1 year. Bonds with maturities of 3 & 4 years detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022, included Treasury CPI Note, 0.63% coupon, due 04/15/2023 (portfolio average weight of 6.00%) and Treasury CPI Note, 0.13% coupon, due 01/15/2023 (portfolio average weight of 5.60%). Positions that detracted from the Fund’s return included Treasury CPI Note, 0.38% coupon, due 01/15/2027 (portfolio average weight of

4.80%) and Treasury CPI Note, 0.13% coupon, due 10/15/2026 (portfolio average weight of 4.20%).

Duration Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Maturing in 0-5 Years	99.86
Money Market Funds Plus Other Assets Less Liabilities	0.14

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
U.S. Treasury Inflation—Indexed Notes, 0.63%, 04/15/2023	5.97
U.S. Treasury Inflation—Indexed Notes, 0.13%, 01/15/2023	5.59
U.S. Treasury Inflation—Indexed Notes, 0.38%, 07/15/2023	5.55
U.S. Treasury Inflation—Indexed Notes, 0.63%, 01/15/2024	5.45
U.S. Treasury Inflation—Indexed Notes, 0.63%, 01/15/2026	5.43
U.S. Treasury Inflation—Indexed Notes, 0.13%, 07/15/2024	5.35
U.S. Treasury Inflation—Indexed Notes, 0.25%, 01/15/2025	5.28
U.S. Treasury Inflation—Indexed Notes, 0.38%, 07/15/2025	5.28
U.S. Treasury Inflation—Indexed Notes, 0.38%, 01/15/2027	4.79
U.S. Treasury Inflation—Indexed Notes, 2.38%, 01/15/2025	4.77
Total	53.46

*	Excluding money market fund holdings.

5

Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
ICE BofA 0-5 Year US Inflation-Linked Treasury IndexSM	(2.67)%	2.69%	8.27%	2.53%	13.29%	2.49%	13.39%
Fund
NAV Return	(2.79)	2.58	7.93	2.41	12.66	2.38	12.78
Market Price Return	(2.78)	2.59	7.97	2.43	12.73	2.40	12.88

Fund Inception: September 22, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.07% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the index stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and index are based on the inception date of the Fund.

6

PBDM	Management’s Discussion of Fund Performance
Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)

As an index fund, the Invesco PureBetaSM FTSE Developed ex-North America ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE Developed ex North America Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the large- and mid-capitalization segments of equity markets of countries around the world that are classified as developed markets within the country classification definition of the Index Provider, excluding the United States and Canada. The Index Provider defines the large- and mid-capitalization segments as approximately the top 90% of the eligible universe. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

During the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (23.80)%. On a net asset value (“NAV”) basis, the Fund returned (23.71)%. During the same time period, the Index returned (23.81)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the advantageous dividend tax treatment utilized by the Fund, which was partially offset by fees and operating expenses incurred during the period.

For the fiscal year ended October 31, 2022, the energy sector contributed most significantly to the Fund’s return. The industrials sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and information technology sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022, included Shell PLC, an energy company (portfolio average weight of 1.06%), and BP PLC, an energy company (portfolio average weight of 0.57%). Positions that detracted most significantly from the Fund’s return included ASML Holding N.V., an information technology company (portfolio average weight of 1.37%), and Samsung Electronics Co. Ltd., an information technology company (portfolio average weight of 1.46%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Financials	16.88
Industrials	15.59
Health Care	12.76
Consumer Discretionary	10.84
Consumer Staples	10.11
Information Technology	9.69
Materials	7.99
Energy	4.78
Communication Services	4.57
Utilities	3.27
Real Estate	3.06
Money Market Funds Plus Other Assets Less Liabilities	0.46

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Nestle S.A.	2.02
Roche Holding AG	1.59
Shell PLC	1.39
Samsung Electronics Co. Ltd.	1.36
ASML Holding N.V.	1.31
AstraZeneca PLC	1.20
Novo Nordisk A/S, Class B	1.17
Toyota Motor Corp.	1.16
Novartis AG	1.14
LVMH Moet Hennessy Louis Vuitton SE	1.08
Total	13.42

*	Excluding money market fund holdings.

7

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
FTSE Developed ex North America Index (Net)	(23.81)%	(1.24)%	(3.66)%	(0.31)%	(1.52)%	0.06%	0.31%
Fund
NAV Return	(23.71)	(1.14)	(3.37)	(0.31)	(1.52)	0.05	0.26
Market Price Return	(23.80)	(1.11)	(3.30)	(0.40)	(1.97)	0.02	0.11

Fund Inception: September 22, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.07% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Performance results for the index stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

8

PBEE	Management’s Discussion of Fund Performance
Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)

As an index fund, the Invesco PureBetaSM FTSE Emerging Markets ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE Emerging Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the large- and mid-capitalization segments of equity markets of countries around the world that are classified as emerging markets within the country classification definition of the Index Provider. The Index Provider defines the large- and mid-capitalization segments as approximately the top 90% of the eligible universe. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (28.09)%. On a net asset value (“NAV”) basis, the Fund returned (28.46)%. During the same time period, the Index returned (28.39)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the impact of the fees and expenses that the Fund incurred during the period.

For the fiscal year ended October 31, 2022, no sector contributed positively to the Fund’s return. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the information technology and communication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022, included Petroleo Brasileiro S.A., Preference Shares, an energy company (portfolio average weight of 0.47%), and Petroleo Brasileiro S.A., an energy company (portfolio average weight of 0.43%). Positions that detracted most significantly from the Fund’s return included Taiwan Semiconductor Manufacturing Co. Ltd., an information technology company (portfolio average weight of 7.01%) and Tencent Holdings Ltd., a communication services company (portfolio average weight of 4.53%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Financials	22.14
Information Technology	13.61
Consumer Discretionary	11.48
Exchange-Traded Funds	9.42
Communication Services	8.25
Materials	8.12
Industrials	6.62
Consumer Staples	6.19
Energy	5.24
Health Care	3.82
Sector Types Each Less Than 3%	4.97
Money Market Funds Plus Other Assets Less Liabilities	0.14

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Taiwan Semiconductor Manufacturing Co. Ltd.	5.48
Invesco India ETF	4.99
iShares MSCI India ETF	4.44
Tencent Holdings Ltd.	3.06
Alibaba Group Holding Ltd.	2.25
Reliance Industries Ltd., GDR	1.55
Meituan, B Shares	1.26
Axis Bank Ltd., GDR	1.16
Larsen & Toubro Ltd., GDR	1.07
Infosys Ltd., ADR	1.06
Total	26.32

*	Excluding money market fund holdings.

9

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
FTSE Emerging Index (Net)	(28.39)%	(3.40)%	(9.87)%	(1.82)%	(8.78)%	(1.67)%	(8.26)%
Fund
NAV Return	(28.46)	(3.56)	(10.32)	(2.11)	(10.11)	(1.87)	(9.17)
Market Price Return	(28.09)	(3.43)	(9.95)	(2.16)	(10.35)	(2.19)	(10.70)

Fund Inception: September 22, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. The adviser has contractually agreed to waive a portion of its management fee through August 31, 2024. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.20% (0.16% after fee waiver) includes the unitary management fee of 0.14% and acquired fund fees and expenses of 0.06%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the index stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

10

Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)

October 31, 2022

Schedule of Investments

	Principal Amount	Value
U.S. Treasury Securities-99.86%
U.S. Treasury Inflation — Indexed Notes-99.86%(a)
0.13%, 01/15/2023	$6,823,066	$6,803,215
0.63%, 04/15/2023	7,304,397	7,258,215
0.38%, 07/15/2023	6,806,568	6,750,406
0.63%, 01/15/2024	6,747,197	6,636,170
0.50%, 04/15/2024	4,898,517	4,794,920
0.13%, 07/15/2024	6,682,143	6,509,663
0.13%, 10/15/2024	5,280,666	5,123,443
0.25% - 2.38%, 01/15/2025	12,386,032	12,221,264
0.13%, 04/15/2025	5,323,366	5,104,029
0.38%, 07/15/2025	6,644,451	6,419,709
0.13%, 10/15/2025	5,098,058	4,873,855
0.63% - 2.00%, 01/15/2026	10,715,004	10,489,562
0.13%, 04/15/2026	5,881,716	5,547,422
0.13%, 07/15/2026	5,946,352	5,619,447
0.13%, 10/15/2026	5,418,816	5,099,281
0.38% - 2.38%, 01/15/2027	9,288,331	9,026,676
0.13%, 04/15/2027(b)	5,395,850	5,032,371
0.38%, 07/15/2027	5,789,564	5,465,639
1.63%, 10/15/2027	2,694,488	2,698,504

Total U.S. Treasury Securities (Cost $129,779,238)		121,473,791

	Shares
Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(c)(d) (Cost $59,418)	59,418	59,418

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.91% (Cost $129,838,656)		121,533,209

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-3.03%
Invesco Private Government Fund, 3.18%(c)(d)(e)	1,031,059	$1,031,059
Invesco Private Prime Fund, 3.28%(c)(d)(e)	2,651,295	2,651,295

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,682,354)		3,682,354

TOTAL INVESTMENTS IN SECURITIES-102.94% (Cost $133,521,010)		125,215,563
OTHER ASSETS LESS LIABILITIES-(2.94)%		(3,580,140)

NET ASSETS-100.00%		$121,635,423

Notes to Schedule of Investments:

(a)	Principal amount of security and interest payments are adjusted for inflation. See Note 2I.
(b)	All or a portion of this security was out on loan at October 31, 2022.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$60,551	$6,229,923	$(6,231,056)	$-	$-	$59,418	$1,730

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	1,543,304	32,965,139	(33,477,384)	-	-	1,031,059	5,592	*

Invesco Private Prime Fund	3,601,042	59,309,355	(60,256,966)	-	(2,136)	2,651,295	15,802	*

Total	$5,204,897	$98,504,417	$(99,965,406)	$-	$(2,136)	$3,741,772	$23,124

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)–(continued)

October 31, 2022

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)

October 31, 2022

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.54%
Australia-8.73%
Adbri Ltd.	2,452	$2,469
AGL Energy Ltd.	3,528	15,363
Allkem Ltd.(a)	3,098	28,606
ALS Ltd.	2,575	18,837
Altium Ltd.	584	13,223
Alumina Ltd.	13,530	11,680
AMP Ltd.(a)	17,524	14,119
Ampol Ltd.	1,278	22,253
Ansell Ltd.	690	12,456
APA Group	6,333	42,562
Aristocrat Leisure Ltd.	3,590	85,099
ASX Ltd.	1,039	44,979
Atlas Arteria Ltd.	5,145	21,681
Aurizon Holdings Ltd.	9,472	21,926
Australia & New Zealand Banking Group Ltd.	16,545	270,417
Bank of Queensland Ltd.(b)	3,432	16,152
Beach Energy Ltd.	9,465	9,623
Bendigo & Adelaide Bank Ltd.(b)	2,960	17,054
BHP Group Ltd.	27,015	645,384
BlueScope Steel Ltd.	2,527	25,418
Boral Ltd.(b)	2,158	3,974
Brambles Ltd.	7,451	55,650
carsales.com Ltd.	1,796	23,337
Challenger Ltd.	3,596	16,142
Charter Hall Group	2,529	20,926
Cleanaway Waste Management Ltd.	11,080	19,130
Cochlear Ltd.	343	43,803
Coles Group Ltd.	6,805	71,059
Commonwealth Bank of Australia	9,169	613,751
CSL Ltd.	2,583	463,269
CSR Ltd.	2,603	7,707
Deterra Royalties Ltd.	2,269	5,934
Dexus	5,773	28,646
Domain Holdings Australia Ltd.	1,241	2,650
Domino’s Pizza Enterprises Ltd.	324	13,208
Downer EDI Ltd.	3,696	10,612
EBOS Group Ltd.	847	18,452
Endeavour Group Ltd.	6,805	31,113
Evolution Mining Ltd.	8,988	11,955
Flight Centre Travel Group Ltd.(a)(b)	769	8,187
Fortescue Metals Group Ltd.	8,531	80,191
Glencore PLC	70,271	404,128
Goodman Group	9,836	106,924
GPT Group (The)	10,281	28,335
Harvey Norman Holdings Ltd.	3,178	8,454
IDP Education Ltd.(b)	972	18,391
IGO Ltd.	3,333	32,587
Iluka Resources Ltd.(b)	2,249	12,440
Incitec Pivot Ltd.	10,407	24,955
Insignia Financial Ltd.	3,412	6,873
Insurance Australia Group Ltd.	13,039	40,855
James Hardie Industries PLC, CDI	2,382	51,788
JB Hi-Fi Ltd.(b)	606	16,628
Lendlease Corp. Ltd.(b)	3,689	20,499
Lottery Corp. Ltd. (The)(a)	11,920	32,699
Lynas Rare Earths Ltd.(a)	4,821	25,680
Macquarie Group Ltd.	1,868	202,467

	Shares	Value
Australia-(continued)
Magellan Financial Group Ltd.(b)	748	$4,750
Medibank Pvt. Ltd.	14,782	26,561
Metcash Ltd.(b)	5,181	13,583
Mineral Resources Ltd.	897	41,946
Mirvac Group	21,111	27,944
National Australia Bank Ltd.	17,054	353,546
Newcrest Mining Ltd.	4,788	53,120
NEXTDC Ltd.(a)	2,430	12,928
Northern Star Resources Ltd.	6,101	34,097
Nufarm Ltd.	2,038	7,259
Orica Ltd.	2,411	21,399
Origin Energy Ltd.	9,424	33,566
Orora Ltd.	4,652	9,013
OZ Minerals Ltd.	1,742	26,923
Perpetual Ltd.(b)	301	4,793
Pilbara Minerals Ltd.(a)	14,101	45,896
Platinum Asset Management Ltd.	2,813	3,220
Pro Medicus Ltd.(b)	217	7,746
Qantas Airways Ltd.(a)	4,460	16,655
QBE Insurance Group Ltd.	7,906	61,879
Qube Holdings Ltd.	8,928	15,528
Ramsay Health Care Ltd.	937	35,093
REA Group Ltd.	270	20,993
Reece Ltd.	1,146	11,381
Rio Tinto Ltd.	1,992	112,348
Rio Tinto PLC	5,854	305,794
Santos Ltd.	16,478	81,134
Scentre Group	27,832	51,612
SEEK Ltd.	1,870	25,817
Seven Group Holdings Ltd.(b)	720	8,444
Shopping Centres Australasia Property Group	5,951	10,351
Sierra Rutile Holdings Ltd.(a)(b)	2,249	302
Sonic Healthcare Ltd.	2,563	53,707
South32 Ltd.	25,031	57,622
Star Entertainment Group Ltd. (The)(a)	4,599	8,646
Stockland	12,801	29,468
Suncorp Group Ltd.	6,773	49,417
Tabcorp Holdings Ltd.(b)	11,157	6,885
Telstra Group Ltd.(a)	22,070	55,322
TPG Telecom Ltd.(b)	1,968	6,166
Transurban Group	16,522	140,092
Treasury Wine Estates Ltd.	3,874	32,080
Vicinity Ltd.	20,218	25,146
Washington H Soul Pattinson & Co. Ltd.	1,428	25,513
Wesfarmers Ltd.	6,080	176,742
Westpac Banking Corp.	18,746	289,010
Whitehaven Coal Ltd.	4,294	24,795
WiseTech Global Ltd.	845	31,426
Woodside Energy Group Ltd.	10,150	233,525
Woolworths Group Ltd.	6,535	137,984
Worley Ltd.	2,003	18,277

		6,810,144

Austria-0.25%
ANDRITZ AG	361	16,791
Erste Group Bank AG	1,761	43,442
Mondi PLC	2,599	43,763
OMV AG	761	35,080

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2022

	Shares	Value
Austria-(continued)
Raiffeisen Bank International AG	693	$9,637
Telekom Austria AG	733	4,260
Verbund AG	354	27,728
voestalpine AG	616	13,382

		194,083

Belgium-0.78%
Ackermans & van Haaren N.V.	120	16,735
Ageas S.A./N.V.	985	34,103
Anheuser-Busch InBev S.A./N.V.(b)	4,651	232,599
D’Ieteren Group	123	20,460
Elia Group S.A./N.V.	202	25,535
Etablissements Franz Colruyt N.V.	267	6,436
Groupe Bruxelles Lambert S.A.	545	40,183
KBC Group N.V.	1,473	73,811
Proximus SADP	750	7,865
Sofina S.A.(b)	82	16,006
Solvay S.A., Class A	361	32,554
UCB S.A.	648	48,879
Umicore S.A.(b)	1,098	36,192
Warehouses De Pauw C.V.A.	755	19,386

		610,744

Brazil-0.05%
Yara International ASA	872	38,916

Burkina Faso-0.02%
Endeavour Mining PLC	985	17,193

Cambodia-0.01%
NagaCorp Ltd.(a)	8,755	3,993

Chile-0.03%
Antofagasta PLC(b)	1,857	25,133

China-0.59%
AAC Technologies Holdings, Inc.(a)	3,807	6,974
BOC Hong Kong Holdings Ltd.	19,114	59,413
Budweiser Brewing Co. APAC Ltd.(c)	8,998	18,936
China Travel International Investment Hong Kong Ltd.(a)	13,198	2,051
Chow Tai Fook Jewellery Group Ltd.	9,309	15,938
ESR Group Ltd.(c)	10,802	18,439
HUTCHMED China Ltd.(a)	2,500	4,204
Kerry Logistics Network Ltd.	1,263	2,005
Lenovo Group Ltd.	39,428	31,543
MMG Ltd.(a)	13,057	2,578
Nexteer Automotive Group Ltd.(b)	4,389	2,376
Prosus N.V.	4,574	199,092
Shangri-La Asia Ltd.(a)	6,527	3,609
SITC International Holdings Co. Ltd.	6,545	10,722
Want Want China Holdings Ltd.	23,387	15,373
Wharf Holdings Ltd. (The)	6,614	18,916
Wilmar International Ltd.	11,302	30,989
Xinyi Glass Holdings Ltd.	10,912	14,040

		457,198

Denmark-2.41%
AP Moller - Maersk A/S, Class A	15	30,030
AP Moller - Maersk A/S, Class B	28	58,583
Carlsberg A/S, Class B	498	58,708
Chr. Hansen Holding A/S	551	30,606
Coloplast A/S, Class B(b)	714	79,622
Danske Bank A/S(b)	3,534	57,050

	Shares	Value
Denmark-(continued)
Demant A/S(a)	544	$14,870
DSV A/S	1,005	136,089
Genmab A/S(a)	352	135,705
GN Store Nord A/S	686	14,590
H Lundbeck A/S	1,280	4,787
H Lundbeck A/S, Class A(a)	320	1,087
Novo Nordisk A/S, Class B	8,396	912,993
Novozymes A/S, Class B	1,064	55,894
Orsted A/S(c)	1,010	83,320
Pandora A/S	476	25,094
ROCKWOOL A/S, Class B(b)	34	6,771
Royal Unibrew A/S	253	14,453
SimCorp A/S	213	12,725
Tryg A/S	1,933	41,842
Vestas Wind Systems A/S	5,411	106,603

		1,881,422

Finland-1.25%
Elisa OYJ	769	37,174
Fortum OYJ	2,314	32,579
Huhtamaki OYJ	498	17,891
Kesko OYJ, Class B	1,445	28,135
Kojamo OYJ(b)	1,045	13,602
Kone OYJ, Class B	2,106	86,277
Metso Outotec OYJ(b)	3,248	24,661
Neste OYJ	2,231	97,770
Nokia OYJ(b)	30,208	134,561
Nordea Bank Abp	19,273	184,313
Orion OYJ, Class B	556	25,580
Sampo OYJ, Class A	2,636	120,573
Stora Enso OYJ, Class R	3,079	40,139
UPM-Kymmene OYJ	2,858	95,786
Valmet OYJ(b)	940	21,396
Wartsila OYJ Abp	2,613	17,820

		978,257

France-9.89%
Accor S.A.(a)	980	23,479
Adevinta ASA, Class B(a)	1,488	10,190
Aeroports de Paris(a)(b)	152	20,589
Air Liquide S.A.	2,749	359,456
Airbus SE	3,000	324,911
ALD S.A.(c)	432	4,611
Alstom S.A.(b)	1,582	32,616
Amundi S.A.(c)	305	14,403
Arkema S.A.	348	27,557
AXA S.A.	9,946	245,754
BioMerieux	231	20,443
BNP Paribas S.A.	5,753	270,056
Bollore SE	5,298	26,522
Bouygues S.A.	1,141	32,568
Bureau Veritas S.A.	1,521	37,687
Capgemini SE	861	141,474
Carrefour S.A.(b)	3,172	51,054
Cie de L’Odet SE	2	2,392
Cie de Saint-Gobain	2,462	100,739
Cie Generale des Etablissements Michelin S.C.A.	3,752	95,711
Covivio	268	14,356
Credit Agricole S.A.	6,494	58,959
Danone S.A.	3,273	162,844
Dassault Aviation S.A.	124	18,432

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2022

	Shares	Value
France-(continued)
Dassault Systemes SE	3,569	$119,756
Edenred	1,337	68,661
Eiffage S.A.	397	35,918
Electricite de France S.A.	3,366	39,755
ENGIE S.A.	8,894	115,629
EssilorLuxottica S.A.	1,598	253,254
Eurazeo SE	260	14,853
Euroapi S.A.(a)	257	4,497
Faurecia SE(a)	833	12,448
Gecina S.A.	276	24,619
Getlink SE	2,441	38,673
Hermes International	166	215,009
ICADE	174	6,477
Ipsen S.A.	180	18,502
JCDecaux S.A.(a)	389	4,910
Kering S.A.	392	179,653
Klepierre S.A.	972	19,550
La Francaise des Jeux SAEM(c)	467	15,232
Legrand S.A.	1,433	109,254
L’Oreal S.A.	1,322	415,629
LVMH Moet Hennessy Louis Vuitton SE	1,337	844,391
Neoen S.A.(c)	234	8,169
Orange S.A.	10,282	97,872
Pernod Ricard S.A.(b)	1,099	193,017
Publicis Groupe S.A.	1,226	68,753
Remy Cointreau S.A.	131	20,081
Renault S.A.(a)	1,030	31,731
Rexel S.A.	1,288	23,048
Safran S.A.	1,874	208,777
Sanofi	5,847	504,670
Sartorius Stedim Biotech	128	40,635
Schneider Electric SE	2,859	362,424
SCOR SE	839	12,625
SEB S.A.(b)	161	10,486
Societe Generale S.A.	4,086	93,792
Sodexo S.A.	467	41,420
SOITEC(a)	133	17,082
Somfy S.A.	42	4,475
Teleperformance	311	83,391
Thales S.A.	538	68,407
TotalEnergies SE(b)	12,698	691,509
Ubisoft Entertainment S.A.(a)	504	13,833
Unibail-Rodamco-Westfield(a)(b)	550	26,027
Valeo	1,288	21,246
Veolia Environnement S.A.	3,352	74,840
Vinci S.A.	2,672	246,077
Vivendi SE	3,762	30,801
Wendel SE	144	11,286
Worldline S.A.(a)(c)	1,303	57,076

		7,717,023

Germany-7.08%
1&1 AG	247	3,257
adidas AG	901	88,142
Allianz SE	2,191	394,550
Aroundtown S.A.(b)	6,113	12,132
BASF SE	4,925	221,161
Bayer AG	5,291	278,307
Bayerische Motoren Werke AG	1,722	135,338

	Shares	Value
Germany-(continued)
Bayerische Motoren Werke AG, Preference Shares	309	$22,813
Bechtle AG	432	14,944
Beiersdorf AG	535	51,386
Brenntag SE	830	50,401
Carl Zeiss Meditec AG, BR	196	23,740
Commerzbank AG(a)	5,579	44,641
Continental AG	580	30,084
Covestro AG(c)	966	32,882
CTS Eventim AG& Co. KGaA(a)	315	15,050
Daimler Truck Holding AG(a)	2,250	60,042
Deutsche Bank AG	10,959	104,631
Deutsche Boerse AG	989	160,942
Deutsche Lufthansa AG(a)	3,207	22,007
Deutsche Post AG	5,206	184,770
Deutsche Telekom AG	18,212	344,949
Deutsche Wohnen SE	244	4,924
DWS Group GmbH & Co. KGaA(c)	180	4,875
E.ON SE	11,939	100,016
Evonik Industries AG	1,024	18,880
Evotec SE(a)	826	15,768
Fielmann AG	130	4,145
Fraport AG Frankfurt Airport Services Worldwide(a)	180	6,945
Fresenius Medical Care AG& Co. KGaA	1,089	30,115
Fresenius SE & Co. KGaA	2,188	50,387
Fuchs Petrolub SE	180	4,341
Fuchs Petrolub SE, Preference Shares	373	10,691
GEA Group AG	888	31,069
Hannover Rueck SE	322	52,447
HeidelbergCement AG	776	35,779
Hella GmbH & Co. KGaA	123	9,610
HelloFresh SE(a)	877	17,561
Henkel AG& Co. KGaA(b)	540	31,729
Henkel AG& Co. KGaA, Preference Shares	907	57,175
HOCHTIEF AG	103	5,477
Infineon Technologies AG	6,994	170,325
KION Group AG	420	9,327
Knorr-Bremse AG	355	15,985
LANXESS AG	457	15,470
LEG Immobilien SE	391	25,552
Mercedes-Benz Group AG	4,524	262,018
Merck KGaA	693	113,013
METRO AG(a)	702	5,363
MTU Aero Engines AG	286	51,234
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	754	199,271
Nemetschek SE	288	13,765
Puma SE	534	23,650
Rational AG	26	14,673
Rheinmetall AG	231	37,557
RWE AG	3,379	130,212
SAP SE	5,955	574,849
Sartorius AG	13	3,835
Sartorius AG, Preference Shares	132	46,588
Scout24 SE(c)	403	20,664
Siemens AG	4,053	443,200
Siemens Energy AG(b)	2,299	26,846
Siemens Healthineers AG(c)	1,487	68,458
Sixt SE	70	6,573

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2022

	Shares	Value
Germany-(continued)
Sixt SE, Preference Shares	88	$5,132
SUSE S.A.(a)	193	3,414
Symrise AG	701	71,604
Talanx AG	285	10,709
Telefonica Deutschland Holding AG	4,822	10,513
thyssenkrupp AG(a)	2,600	13,702
Traton SE	268	3,345
TUI AG(a)(b)	6,517	9,889
Uniper SE(b)	469	1,405
United Internet AG	576	10,774
Vantage Towers AG	496	13,962
Varta AG(b)	72	1,933
Volkswagen AG	154	26,332
Volkswagen AG, Preference Shares	1,081	138,188
Vonovia SE	4,277	94,689
Wacker Chemie AG	81	9,439
Zalando SE(a)(c)	1,169	26,955

		5,518,516

Hong Kong-2.22%
AIA Group Ltd.	64,186	486,106
ASMPT Ltd.	1,741	9,581
Bank of East Asia Ltd. (The)	5,166	4,949
Cafe de Coral Holdings Ltd.	2,159	2,519
Cathay Pacific Airways Ltd.(a)	5,377	4,877
Champion REIT	10,931	3,272
CK Asset Holdings Ltd.	10,388	57,433
CK Hutchison Holdings Ltd.	14,205	70,574
CK Infrastructure Holdings Ltd.	3,296	15,662
CLP Holdings Ltd.	8,739	58,669
Dah Sing Banking Group Ltd.	2,174	1,296
Dah Sing Financial Holdings Ltd.	869	1,720
DFI Retail Group Holdings Ltd.	1,640	3,674
Guotai Junan International Holdings Ltd.	14,111	1,007
Haitong International Securities Group Ltd.(a)	15,475	1,124
Hang Lung Group Ltd.	4,416	5,727
Hang Lung Properties Ltd.	9,912	12,463
Hang Seng Bank Ltd.	3,926	55,265
Henderson Land Development Co. Ltd.	6,584	16,121
Hong Kong & China Gas Co. Ltd. (The)	57,892	44,692
Hong Kong Exchanges & Clearing Ltd.	6,826	181,740
Hongkong Land Holdings Ltd.	5,954	22,923
Huabao International Holdings Ltd.	5,425	2,502
Hutchison Port Holdings Trust, Class U	27,069	4,412
Hutchison Telecommunications Hong Kong Holdings Ltd.	6,614	876
Hysan Development Co. Ltd.	3,296	7,188
Jardine Matheson Holdings Ltd.	1,015	46,710
Johnson Electric Holdings Ltd., Class H	1,662	1,713
Kerry Properties Ltd.	3,284	5,196
Link REIT	11,336	67,006
Man Wah Holdings Ltd.	8,101	4,520
Melco International Development Ltd.(a)	4,380	2,288
MTR Corp. Ltd.	7,647	33,657
New World Development Co. Ltd.	7,656	15,663
NWS Holdings Ltd.	7,665	5,439
Orient Overseas International Ltd.	700	10,228
PCCW Ltd.	21,985	8,402
Power Assets Holdings Ltd.	7,123	34,073
Prudential PLC	14,790	138,067

	Shares	Value
Hong Kong-(continued)
Sino Land Co. Ltd.	19,416	$20,752
Sun Hung Kai Properties Ltd.	7,598	81,741
Swire Pacific Ltd., Class A	2,740	18,133
Swire Pacific Ltd., Class B	5,440	5,606
Swire Properties Ltd.	5,703	10,956
Techtronic Industries Co. Ltd.	7,062	66,888
United Energy Group Ltd.	39,446	3,819
Vitasoy International Holdings Ltd.(a)(b)	4,362	7,446
VTech Holdings Ltd.	875	4,654
WH Group Ltd.	41,789	21,135
Wharf Real Estate Investment Co. Ltd.	8,738	34,452
Yue Yuen Industrial Holdings Ltd.	3,844	3,908

		1,728,824

Indonesia-0.01%
First Pacific Co. Ltd.	13,111	3,474
Golden Agri-Resources Ltd.	34,090	6,986

		10,460

Ireland-0.63%
AIB Group PLC	4,878	14,126
Bank of Ireland Group PLC	4,896	35,305
CRH PLC	4,115	148,246
Flutter Entertainment PLC(a)(b)	939	125,194
Glanbia PLC(b)	1,008	11,646
Kerry Group PLC, Class A	826	71,841
Kingspan Group PLC	810	40,909
Smurfit Kappa Group PLC	1,391	46,028

		493,295

Israel-0.82%
AFI Properties Ltd.	89	2,681
Airport City Ltd.(a)	396	6,588
Alony Hetz Properties & Investments Ltd.	576	6,792
Amot Investments Ltd.	756	4,597
Ashtrom Group Ltd.	215	4,701
Azrieli Group Ltd.	216	16,086
Bank Hapoalim BM	7,168	69,450
Bank Leumi Le-Israel BM	8,295	79,544
Bezeq The Israeli Telecommunication Corp. Ltd.	11,482	20,416
Big Shopping Centers Ltd.	72	8,113
Delek Group Ltd.(a)	42	6,451
Elbit Systems Ltd.	143	29,059
Elco Ltd.	51	2,956
Electra Ltd.	10	5,846
Energix-Renewable Energies Ltd.	1,008	3,540
Enlight Renewable Energy Ltd.(a)	4,951	10,079
Fattal Holdings 1998 Ltd.(a)	44	4,494
First International Bank of Israel Ltd. (The)	288	12,495
Fox Wizel Ltd.	37	4,531
Gav-Yam Lands Corp. Ltd.	539	4,594
Harel Insurance Investments & Financial Services Ltd.	612	5,919
ICL Group Ltd.	3,895	35,326
Israel Corp. Ltd. (The)	20	8,700
Israel Discount Bank Ltd., Class A	6,567	37,542
Maytronics Ltd.	251	2,720
Melisron Ltd.	108	8,052
Mivne Real Estate KD Ltd.	3,787	11,836
Mizrahi Tefahot Bank Ltd.	720	27,352
Nice Ltd.(a)	362	68,893

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2022

	Shares	Value
Israel-(continued)
Nova Ltd.(a)	145	$10,691
OPC Energy Ltd.(a)	396	4,894
Paz Oil Co. Ltd.(a)	84	10,079
Phoenix Holdings Ltd. (The)	684	7,445
Sapiens International Corp. N.V.	144	2,843
Shapir Engineering and Industry Ltd.	612	5,064
Shikun & Binui Ltd.(a)(b)	1,149	4,582
Shufersal Ltd.	612	4,196
Strauss Group Ltd.	216	5,430
Teva Pharmaceutical Industries Ltd.(a)(b)	5,417	48,668
Tower Semiconductor Ltd.(a)	576	24,745

		637,990

Italy-1.99%
A2A S.p.A.	8,114	8,998
Amplifon S.p.A.(b)	684	16,995
Assicurazioni Generali S.p.A.(b)	7,402	111,126
Atlantia S.p.A.	2,878	64,228
Banca Mediolanum S.p.A.	1,289	9,657
Buzzi Unicem S.p.A.	499	8,283
Coca-Cola HBC AG(a)	1,046	22,912
Davide Campari-Milano N.V.	2,650	23,818
De’ Longhi S.p.A.(b)	378	6,527
DiaSorin S.p.A.(b)	121	15,822
Enel S.p.A.	41,815	186,761
Eni S.p.A.(b)	13,085	171,408
Ferrari N.V.	648	127,770
FinecoBank Banca Fineco S.p.A.	3,272	44,110
Hera S.p.A.	4,215	10,048
Infrastrutture Wireless Italiane S.p.A.(c)	1,888	16,667
Interpump Group S.p.A.	431	16,690
Intesa Sanpaolo S.p.A.(b)	89,339	170,327
Italgas S.p.A.	2,626	13,535
Leonardo S.p.A.	2,145	17,240
Mediobanca Banca di Credito Finanziario S.p.A.(b)	3,480	31,547
Moncler S.p.A.	1,093	47,197
Nexi S.p.A.(a)(c)	3,981	34,507
Pirelli & C. S.p.A.(c)	2,624	9,902
Poste Italiane S.p.A.(c)	2,447	21,331
PRADA S.p.A.	2,743	12,492
Prysmian S.p.A.	1,413	46,072
Recordati Industria Chimica e Farmaceutica S.p.A.	519	19,508
Reply S.p.A.	121	13,167
Snam S.p.A.	11,949	53,168
Telecom Italia S.p.A.(a)(b)	57,554	11,269
Telecom Italia S.p.A., RSP(a)(b)	32,353	6,187
Terna Rete Elettrica Nazionale S.p.A.	7,559	50,115
UniCredit S.p.A.	10,530	130,591
UnipolSai Assicurazioni S.p.A.	2,282	5,147

		1,555,122

Japan-22.87%
ABC-Mart, Inc.	144	6,423
Acom Co. Ltd.	2,010	4,395
Activia Properties, Inc.	4	11,855
Advance Residence Investment Corp.	7	16,295
Advantest Corp.	1,052	55,631
Aeon Co. Ltd.	3,761	70,255
AEON Financial Service Co. Ltd.	648	6,348

	Shares	Value
Japan-(continued)
Aeon Mall Co. Ltd.	684	$7,441
AEON REIT Investment Corp.	9	9,688
AGC, Inc.	1,008	31,637
Aica Kogyo Co. Ltd.	288	6,200
Ain Holdings, Inc.	144	6,055
Air Water, Inc.	964	10,786
Aisin Corp.	936	24,024
Ajinomoto Co., Inc.	2,576	70,988
Alfresa Holdings Corp.	910	10,475
Alps Alpine Co. Ltd.	1,079	9,292
Amada Co. Ltd.	1,702	11,989
Amano Corp.	360	6,169
ANA Holdings, Inc.(a)	842	16,377
Anritsu Corp.(b)	756	7,624
Aozora Bank Ltd.	648	11,148
Ariake Japan Co. Ltd.	108	3,742
As One Corp.	144	6,162
Asahi Group Holdings Ltd.	2,575	72,138
Asahi Intecc Co. Ltd.	1,044	17,799
Asahi Kasei Corp.	6,588	42,307
Asics Corp.	935	14,368
ASKUL Corp.	216	2,260
Astellas Pharma, Inc.	9,858	135,731
Azbil Corp.	720	19,594
AZ-COM MARUWA Holdings, Inc.	251	2,390
Bandai Namco Holdings, Inc.	1,078	71,381
Bank of Kyoto Ltd. (The)	396	14,280
BayCurrent Consulting, Inc.	720	20,297
Benefit One, Inc.	324	4,499
Benesse Holdings, Inc.	396	5,845
Bic Camera, Inc.	766	5,963
BIPROGY, Inc.	360	7,787
Bridgestone Corp.	3,118	112,482
Brother Industries Ltd.	1,293	22,018
Calbee, Inc.	432	8,676
Canon Marketing Japan, Inc.	252	5,324
Canon, Inc.(b)	5,257	111,552
Capcom Co. Ltd.	1,008	28,110
Casio Computer Co. Ltd.	1,151	10,020
Central Japan Railway Co.	1,006	116,854
Chiba Bank Ltd. (The)	3,224	17,635
Chubu Electric Power Co., Inc.	3,726	30,357
Chugai Pharmaceutical Co. Ltd.	3,473	80,613
Chugin Financial Group, Inc.	874	5,269
Chugoku Electric Power Co., Inc. (The)	1,604	7,532
Coca-Cola Bottlers Japan Holdings, Inc.	730	6,601
COMSYS Holdings Corp.	611	10,030
Concordia Financial Group Ltd.	5,988	18,250
Cosmo Energy Holdings Co. Ltd.	400	10,294
Cosmos Pharmaceutical Corp.	113	10,948
Credit Saison Co. Ltd.	802	8,579
CyberAgent, Inc.	2,099	17,285
Dai Nippon Printing Co. Ltd.(b)	1,389	27,876
Daicel Corp.	1,416	8,079
Daido Steel Co. Ltd.	216	5,609
Daifuku Co. Ltd.	538	24,686
Dai-ichi Life Holdings, Inc.	5,217	82,747
Daiichi Sankyo Co. Ltd.	10,104	324,054
Daiichikosho Co. Ltd.	216	6,205
Daikin Industries Ltd.	1,451	218,526

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2022

	Shares	Value
Japan-(continued)
Daio Paper Corp.	431	$3,184
Daito Trust Construction Co. Ltd.	359	35,529
Daiwa House Industry Co. Ltd.	3,403	68,960
Daiwa House REIT Investment Corp.	11	22,202
Daiwa Office Investment Corp.	1	4,723
Daiwa Securities Group, Inc.	7,810	30,476
Daiwa Securities Living Investments Corp.	11	8,540
DeNA Co. Ltd.	469	6,125
Denka Co. Ltd.	468	10,847
Denso Corp.	2,394	119,028
Dentsu Group, Inc.	1,085	33,834
Descente Ltd.	195	4,697
DIC Corp.	468	7,865
Disco Corp.	144	34,587
DMG Mori Co. Ltd.	576	6,685
Dowa Holdings Co. Ltd.	252	8,028
East Japan Railway Co	1,983	107,265
Ebara Corp.	504	16,429
Eisai Co. Ltd.	1,451	87,606
Electric Power Development Co. Ltd.	838	11,659
ENEOS Holdings, Inc.	15,606	51,427
EXEO Group, Inc.	504	7,389
Ezaki Glico Co. Ltd.	288	6,481
Fancl Corp.	360	6,833
FANUC Corp.	1,043	137,747
Fast Retailing Co. Ltd.	276	154,104
Food & Life Cos. Ltd.	576	9,723
FP Corp.	251	5,986
Frontier Real Estate Investment Corp.	3	10,596
Fuji Electric Co. Ltd.	648	25,112
Fuji Kyuko Co. Ltd.	98	3,033
Fuji Media Holdings, Inc.	252	1,755
Fuji Oil Holdings, Inc.	252	3,969
FUJIFILM Holdings Corp.	1,944	89,186
Fujitsu General Ltd.	324	7,411
Fujitsu Ltd.	992	114,293
Fukuoka Financial Group, Inc.	828	14,060
Furukawa Electric Co. Ltd.	360	5,561
Fuyo General Lease Co. Ltd.	108	6,002
GLP J-Reit	23	23,846
GMO Internet Group, Inc.	324	5,604
GMO Payment Gateway, Inc.	216	15,593
GOLDWIN, Inc.	181	9,474
GS Yuasa Corp.	432	6,589
GungHo Online Entertainment, Inc.	180	2,668
H.U. Group Holdings, Inc.	288	5,367
Hachijuni Bank Ltd. (The)	2,385	7,606
Hakuhodo DY Holdings, Inc.	1,294	10,935
Hamamatsu Photonics K.K.	684	31,017
Hankyu Hanshin Holdings, Inc.	1,186	35,229
Haseko Corp.	1,415	14,585
Heiwa Corp.	288	4,650
Hikari Tsushin, Inc.	108	13,057
Hino Motors Ltd.	1,460	6,070
Hirogin Holdings, Inc.	1,604	6,615
Hirose Electric Co. Ltd.	180	23,385
Hisamitsu Pharmaceutical Co., Inc.	396	9,778
Hitachi Construction Machinery Co. Ltd.	612	11,998
Hitachi Ltd.	4,959	225,538
Hitachi Metals Ltd.(a)	1,041	15,212

	Shares	Value
Japan-(continued)
Hitachi Transport System Ltd.	179	$10,706
Honda Motor Co. Ltd.	9,080	206,054
Horiba Ltd.	216	8,894
Hoshizaki Corp.	576	16,528
House Foods Group, Inc.	396	7,415
Hoya Corp.	1,905	177,831
Hulic Co. Ltd.	2,261	16,429
Ibiden Co. Ltd.	576	19,493
Idemitsu Kosan Co. Ltd.	1,272	27,813
IHI Corp.	684	15,278
Iida Group Holdings Co. Ltd.	792	11,009
Industrial & Infrastructure Fund Investment Corp.	10	10,563
Information Services International-Dentsu Ltd.	109	3,340
INFRONEER Holdings, Inc.	1,339	9,297
Inpex Corp.	5,298	54,108
Internet Initiative Japan, Inc.	576	9,060
Isetan Mitsukoshi Holdings Ltd.	1,821	16,172
Isuzu Motors Ltd.	2,791	32,748
Ito En Ltd.	289	10,208
ITOCHU Corp.(b)	7,140	184,895
Itochu Techno-Solutions Corp.	538	12,488
Itoham Yonekyu Holdings, Inc.	756	3,382
Iwatani Corp.	253	9,328
Iyogin Holdings, Inc.	1,496	7,015
Izumi Co. Ltd.	216	4,358
J. Front Retailing Co. Ltd.	1,319	10,667
Japan Airlines Co. Ltd.(a)	794	14,824
Japan Airport Terminal Co. Ltd.(a)	252	10,817
Japan Aviation Electronics Industry Ltd.	252	3,932
Japan Exchange Group, Inc.	2,792	36,695
Japan Hotel REIT Investment Corp.	25	13,170
Japan Logistics Fund, Inc.	5	10,714
Japan Metropolitan Fund Investment Corp.	36	26,521
Japan Post Bank Co. Ltd.	2,143	14,274
Japan Post Holdings Co. Ltd.	11,604	78,039
Japan Post Insurance Co. Ltd.(b)	1,079	15,949
Japan Prime Realty Investment Corp.	5	13,574
Japan Real Estate Investment Corp.	7	29,340
Japan Steel Works Ltd. (The)	292	6,041
Japan Tobacco, Inc.	6,390	105,930
JCR Pharmaceuticals Co. Ltd.	288	4,292
Jeol Ltd.	217	7,971
JFE Holdings, Inc.	2,719	24,934
JGC Holdings Corp.	1,139	13,732
JMDC, Inc.	100	3,559
JSR Corp.	972	18,533
JTEKT Corp.	1,211	8,555
JustSystems Corp.	180	3,803
Kadokawa Corp.	531	9,546
Kagome Co. Ltd.	432	8,644
Kajima Corp.	2,323	21,896
Kakaku.com, Inc.	718	12,178
Kaken Pharmaceutical Co. Ltd.	180	4,608
Kamigumi Co. Ltd.	476	9,057
Kandenko Co. Ltd.	576	3,240
Kaneka Corp.	324	8,044
Kansai Electric Power Co., Inc. (The)	3,883	29,442
Kansai Paint Co. Ltd.	944	12,321
Kao Corp.	2,429	91,352

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2022

	Shares	Value
Japan-(continued)
Katitas Co. Ltd.	292	$6,552
Kawasaki Heavy Industries Ltd.	828	14,072
Kawasaki Kisen Kaisha Ltd.(b)	1,299	19,760
KDDI Corp.	8,810	260,504
Keihan Holdings Co. Ltd.	540	13,896
Keikyu Corp.	1,319	13,551
Keio Corp.	646	22,687
Keisei Electric Railway Co. Ltd.(b)	755	20,064
Kenedix Office Investment Corp.	4	9,110
Kewpie Corp.	575	9,087
Keyence Corp.	1,072	406,197
Kikkoman Corp.	1,006	54,688
Kinden Corp.	682	6,947
Kintetsu Group Holdings Co. Ltd.	1,008	34,112
Kirin Holdings Co. Ltd.	3,998	58,893
Kobayashi Pharmaceutical Co. Ltd.(b)	324	17,221
Kobe Bussan Co. Ltd.(b)	737	16,041
Kobe Steel Ltd.	1,737	7,129
Koei Tecmo Holdings Co. Ltd.	862	13,037
Koito Manufacturing Co. Ltd.	1,224	17,409
Kokuyo Co. Ltd.	468	5,812
Komatsu Ltd.	4,925	94,368
Konami Group Corp.	504	22,142
Konica Minolta, Inc.	2,442	7,443
Kose Corp.	144	14,406
Kotobuki Spirits Co. Ltd.	108	5,544
K’s Holdings Corp.	838	6,574
Kubota Corp.	5,760	80,470
Kuraray Co. Ltd.	1,883	12,960
Kurita Water Industries Ltd.	610	22,408
Kusuri no Aoki Holdings Co. Ltd.	72	3,478
Kyocera Corp.	1,601	80,150
Kyowa Kirin Co. Ltd.	1,365	32,188
Kyudenko Corp.	216	4,592
Kyushu Electric Power Co., Inc.	2,478	12,287
Kyushu Financial Group, Inc.	1,949	4,930
Kyushu Railway Co.	802	16,781
LaSalle Logiport REIT	10	10,677
Lasertec Corp.	431	61,735
Lawson, Inc.	252	8,053
Lintec Corp.	288	4,325
Lion Corp.	1,279	12,942
Lixil Corp.	1,350	20,445
M3, Inc.	2,275	68,050
Mabuchi Motor Co. Ltd.	288	7,828
Makita Corp.	1,343	24,577
Mani, Inc.	324	4,730
Marubeni Corp.	8,398	73,621
Marui Group Co. Ltd.	1,016	16,774
Maruichi Steel Tube Ltd.	360	6,808
Matsui Securities Co. Ltd.	576	3,069
MatsukiyoCocokara & Co.	626	22,827
Mazda Motor Corp.	3,042	20,528
Mebuki Financial Group, Inc.	5,007	9,735
Medipal Holdings Corp.	791	9,819
MEIJI Holdings Co. Ltd.	720	29,646
Menicon Co. Ltd.	253	4,335
MINEBEA MITSUMI, Inc.	2,143	31,777
MISUMI Group, Inc.	1,523	32,584
Mitsubishi Chemical Group Corp.	6,782	30,667

	Shares	Value
Japan-(continued)
Mitsubishi Corp.	6,321	$171,426
Mitsubishi Electric Corp.	10,445	92,057
Mitsubishi Estate Co. Ltd.	6,046	76,188
Mitsubishi Gas Chemical Co., Inc.	972	12,373
Mitsubishi HC Capital, Inc.	3,376	14,491
Mitsubishi Heavy Industries Ltd.	1,496	51,532
Mitsubishi Logistics Corp.	325	7,139
Mitsubishi Materials Corp.	622	8,144
Mitsubishi Motors Corp.(a)	3,351	11,273
Mitsubishi UFJ Financial Group, Inc.(b)	64,460	303,359
Mitsui & Co. Ltd.	8,343	184,839
Mitsui Chemicals, Inc.	970	17,979
Mitsui Fudosan Co. Ltd.	4,860	93,172
Mitsui Fudosan Logistics Park, Inc.	3	9,951
Mitsui High-Tec, Inc.	163	8,444
Mitsui Mining & Smelting Co. Ltd.	324	6,561
Mitsui OSK Lines Ltd.(b)	1,835	36,432
Miura Co. Ltd.	539	11,006
Mizuho Financial Group, Inc.	13,596	146,905
Money Forward, Inc.(a)	224	6,390
MonotaRO Co. Ltd.	1,211	18,478
Mori Hills REIT Investment Corp.	8	8,757
Morinaga & Co. Ltd.	216	5,406
Morinaga Milk Industry Co. Ltd.	216	6,133
MS&AD Insurance Group Holdings, Inc.	2,458	65,173
Murata Manufacturing Co. Ltd.	3,089	151,712
Nabtesco Corp.	612	13,032
Nagase & Co. Ltd.	512	6,986
Nagoya Railroad Co. Ltd.	1,044	16,000
Nankai Electric Railway Co. Ltd.	612	12,394
NEC Corp.	1,450	48,046
NEC Networks & System Integration Corp.	396	4,247
NET One Systems Co. Ltd.	468	9,635
Nexon Co. Ltd.	2,143	36,001
NGK Insulators Ltd.	1,401	16,373
NGK Spark Plug Co. Ltd.	1,079	19,673
NH Foods Ltd.	539	12,855
NHK Spring Co. Ltd.	838	4,646
Nichirei Corp.	514	8,002
Nidec Corp.	2,429	134,626
Nifco, Inc.	433	10,065
Nihon Kohden Corp.	396	8,885
Nihon M&A Center Holdings, Inc.	1,416	16,033
Nikon Corp.	1,674	16,207
Nintendo Co. Ltd.	5,760	235,229
Nippon Accommodations Fund, Inc.	2	8,518
Nippon Building Fund, Inc.	8	35,577
Nippon Electric Glass Co. Ltd.	371	6,435
Nippon Express Holdings, Inc.	361	18,143
Nippon Kayaku Co. Ltd.	874	6,950
Nippon Paint Holdings Co. Ltd.(b)	5,446	34,808
Nippon Prologis REIT, Inc.	12	25,149
Nippon Sanso Holdings Corp.	790	12,607
Nippon Shinyaku Co. Ltd.	288	15,966
Nippon Shokubai Co. Ltd.	180	6,467
Nippon Steel Corp.	4,385	60,257
Nippon Telegraph & Telephone Corp.	6,344	174,739
Nippon Television Holdings, Inc.	144	1,075
Nippon Yusen K.K.(b)	2,592	47,067
Nipro Corp.	586	4,424

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2022

	Shares	Value
Japan-(continued)
Nishi-Nippon Railroad Co. Ltd.	432	$8,484
Nissan Chemical Corp.	720	32,455
Nissan Motor Co. Ltd.	10,388	33,155
Nisshin Seifun Group, Inc.	1,401	15,157
Nissin Foods Holdings Co. Ltd.	361	23,389
Nitori Holdings Co. Ltd.	396	36,061
Nitto Denko Corp.	792	41,722
Noevir Holdings Co. Ltd.	72	2,664
NOF Corp.	360	12,401
NOK Corp.	648	5,301
Nomura Holdings, Inc.	16,038	51,987
Nomura Real Estate Holdings, Inc.	611	13,833
Nomura Real Estate Master Fund, Inc.	24	27,369
Nomura Research Institute Ltd.	2,115	47,028
NS Solutions Corp.	180	4,148
NSK Ltd.	2,323	12,284
NTT Data Corp.	3,365	48,833
Obayashi Corp.(b)	3,582	23,015
OBIC Business Consultants Co. Ltd.	169	4,866
Obic Co. Ltd.	360	54,181
Odakyu Electric Railway Co. Ltd.	1,604	19,090
Oji Holdings Corp.	4,744	16,469
OKUMA Corp.	145	4,868
Olympus Corp.	6,690	141,330
Omron Corp.	1,008	47,174
Ono Pharmaceutical Co. Ltd.	2,252	52,969
Open House Group Co. Ltd.	360	12,837
Orient Corp.	302	2,448
Oriental Land Co. Ltd.	1,008	135,295
ORIX Corp.	6,382	93,818
ORIX JREIT, Inc.	14	18,791
Osaka Gas Co. Ltd.	2,071	30,681
OSG Corp.	396	5,043
Otsuka Corp.	574	18,131
Otsuka Holdings Co. Ltd.	2,215	71,024
Paltac Corp.	180	5,123
Pan Pacific International Holdings Corp.	2,120	34,816
Panasonic Holdings Corp.	11,405	81,681
Park24 Co. Ltd.(a)	712	9,509
Penta-Ocean Construction Co. Ltd.	1,532	7,627
PeptiDream, Inc.(a)	468	5,142
Persol Holdings Co. Ltd.	900	18,081
Pigeon Corp.	612	8,021
Pola Orbis Holdings, Inc.	432	4,781
Rakus Co. Ltd.	538	6,019
Rakuten Group, Inc.	4,349	19,487
Recruit Holdings Co. Ltd.	7,375	227,747
Relo Group, Inc.	576	8,146
Renesas Electronics Corp.(a)	6,473	54,285
Rengo Co. Ltd.	1,090	6,050
RENOVA, Inc.(a)	251	5,522
Resona Holdings, Inc.	11,622	43,764
Resorttrust, Inc.	360	5,546
Ricoh Co. Ltd.	3,243	23,782
Rinnai Corp.	181	12,348
Rohm Co. Ltd.	433	30,501
Rohto Pharmaceutical Co. Ltd.	540	16,803
Ryohin Keikaku Co. Ltd.	1,308	12,329
Sankyo Co. Ltd.	251	8,300
Sankyu, Inc.	288	8,613

	Shares	Value
Japan-(continued)
Sanrio Co. Ltd.	300	$8,003
Santen Pharmaceutical Co. Ltd.	1,954	13,383
Sanwa Holdings Corp.	1,018	8,780
Sapporo Holdings Ltd.	360	7,944
Sawai Group Holdings Co. Ltd.	216	6,227
SBI Holdings, Inc.	1,308	23,655
SCREEN Holdings Co. Ltd.	216	11,902
SCSK Corp.	684	10,110
Secom Co. Ltd.	1,044	59,640
Sega Sammy Holdings, Inc.	818	10,484
Seibu Holdings, Inc.	1,115	9,992
Seiko Epson Corp.	1,487	20,269
Seino Holdings Co. Ltd.	730	5,619
Sekisui Chemical Co. Ltd.	1,785	22,337
Sekisui House Ltd.	3,042	50,654
Sekisui House REIT, Inc.	23	12,395
Seven & i Holdings Co. Ltd.	4,133	154,437
Seven Bank Ltd.	3,434	6,192
SG Holdings Co. Ltd.	2,314	30,701
Sharp Corp.(b)	1,045	6,264
SHIFT, Inc.(a)	71	11,135
Shikoku Electric Power Co., Inc.	864	4,162
Shimadzu Corp.	1,411	37,260
Shimamura Co. Ltd.	108	8,741
Shimano, Inc.	431	66,911
Shimizu Corp.	2,863	14,312
Shin-Etsu Chemical Co. Ltd.	2,071	216,526
Shinko Electric Industries Co. Ltd.	360	8,683
Shinsei Bank Ltd.	352	5,234
Shionogi & Co. Ltd.	1,487	68,930
Ship Healthcare Holdings, Inc.	432	8,286
Shiseido Co. Ltd.	2,043	70,856
Shizuoka Financial Group, Inc.	2,647	16,705
SHO-BOND Holdings Co. Ltd.	252	10,919
Shochiku Co. Ltd.(a)	37	2,940
Showa Denko K.K.	1,004	14,671
Skylark Holdings Co. Ltd.(a)	1,179	12,588
SMC Corp.	310	125,389
SMS Co. Ltd.	252	5,798
SoftBank Corp.	14,730	145,234
SoftBank Group Corp.	5,602	241,214
Sohgo Security Services Co. Ltd.	360	8,986
Sojitz Corp.	1,287	18,997
Sompo Holdings, Inc.	1,713	71,374
Sony Group Corp.	6,596	443,239
Sotetsu Holdings, Inc.	432	6,548
Square Enix Holdings Co. Ltd.	432	19,299
Stanley Electric Co. Ltd.	791	13,453
Subaru Corp.	3,224	50,225
Sugi Holdings Co. Ltd.	180	7,230
SUMCO Corp.	1,828	23,232
Sumitomo Bakelite Co. Ltd.	180	4,880
Sumitomo Chemical Co. Ltd.	8,075	27,218
Sumitomo Corp.	6,039	77,014
Sumitomo Electric Industries Ltd.	4,026	42,092
Sumitomo Forestry Co. Ltd.	756	11,851
Sumitomo Heavy Industries Ltd.	648	12,307
Sumitomo Metal Mining Co. Ltd.	1,293	36,380
Sumitomo Mitsui Financial Group, Inc.	6,937	194,760
Sumitomo Mitsui Trust Holdings, Inc.	1,891	54,414

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2022

	Shares	Value
Japan-(continued)
Sumitomo Pharma Co. Ltd.	936	$6,530
Sumitomo Realty & Development Co. Ltd.	2,072	47,606
Sumitomo Rubber Industries Ltd.	1,008	8,653
Sundrug Co. Ltd.	360	8,380
Suntory Beverage & Food Ltd.	683	22,884
Suzuken Co. Ltd.	432	9,620
Suzuki Motor Corp.	2,421	81,767
Sysmex Corp.	1,042	56,280
T&D Holdings, Inc.	2,726	26,905
Taiheiyo Cement Corp.	646	8,784
Taisei Corp.	928	25,317
Taisho Pharmaceutical Holdings Co. Ltd.	252	9,088
Taiyo Yuden Co. Ltd.	648	17,678
Takara Bio, Inc.	252	2,955
Takara Holdings, Inc.	910	6,343
Takashimaya Co. Ltd.	730	9,027
Takeda Pharmaceutical Co. Ltd.	8,115	213,910
TBS Holdings, Inc.	216	2,239
TDK Corp.	1,892	59,254
TechnoPro Holdings, Inc.	576	13,738
Teijin Ltd.	1,008	9,155
Terumo Corp.	3,510	106,834
THK Co. Ltd.	650	11,361
TIS, Inc.	1,208	32,631
Tobu Railway Co. Ltd.	1,114	25,782
Toda Corp.	1,247	6,234
Toho Co. Ltd.	611	21,787
Toho Gas Co. Ltd.	504	9,410
Tohoku Electric Power Co., Inc.	2,502	10,521
Tokai Carbon Co. Ltd.	1,018	6,650
Tokio Marine Holdings, Inc.	10,014	181,301
Tokyo Century Corp.	325	11,086
Tokyo Electric Power Co. Holdings, Inc.(a)	8,328	27,174
Tokyo Electron Ltd.	804	213,610
Tokyo Gas Co. Ltd.	2,214	39,577
Tokyo Ohka Kogyo Co. Ltd.	215	9,287
Tokyo Tatemono Co. Ltd.	1,079	14,874
Tokyu Corp.	2,573	29,705
Tokyu Fudosan Holdings Corp.	3,269	16,605
Toppan, Inc.	1,508	22,513
Toray Industries, Inc.	8,111	39,536
Toshiba Corp.	2,287	79,718
Toshiba TEC Corp.	144	3,735
Tosoh Corp.	1,523	16,589
TOTO Ltd.	791	22,617
Toyo Seikan Group Holdings Ltd.	792	9,064
Toyo Suisan Kaisha Ltd.	504	18,921
Toyo Tire Corp.	576	6,755
Toyoda Gosei Co. Ltd.	432	6,906
Toyota Boshoku Corp.	360	4,587
Toyota Industries Corp.	864	44,527
Toyota Motor Corp.	65,191	903,292
Toyota Tsusho Corp.	1,221	41,074
Trend Micro, Inc.	646	32,640
TS Tech Co. Ltd.	576	6,026
Tsumura & Co.	360	7,520
Tsuruha Holdings, Inc.	181	10,534
UBE Corp.	539	6,952
Ulvac, Inc.	253	10,009
Unicharm Corp.	2,034	62,018

	Shares	Value
Japan-(continued)
United Urban Investment Corp.	16	$16,922
Ushio, Inc.	611	6,355
USS Co. Ltd.	1,150	17,385
Welcia Holdings Co. Ltd.	540	11,299
West Japan Railway Co.	1,258	49,944
Yakult Honsha Co. Ltd.	684	37,919
Yamada Holdings Co. Ltd.	3,976	12,813
Yamaguchi Financial Group, Inc.	1,211	6,371
Yamaha Corp.	862	32,593
Yamaha Motor Co. Ltd.	1,629	33,646
Yamato Holdings Co. Ltd.	1,748	25,920
Yamato Kogyo Co. Ltd.	180	5,232
Yamazaki Baking Co. Ltd.	622	6,340
Yaoko Co. Ltd.	108	4,701
Yaskawa Electric Corp.	1,415	39,317
Yokogawa Electric Corp.	1,283	21,502
Yokohama Rubber Co. Ltd. (The)	714	11,183
Z Holdings Corp.	13,941	36,073
Zenkoku Hosho Co. Ltd.	288	9,514
Zensho Holdings Co. Ltd.	540	13,479
Zeon Corp.	730	6,159
ZOZO, Inc.	610	12,989

		17,838,723

Jordan-0.02%
Hikma Pharmaceuticals PLC	905	13,014

Luxembourg-0.15%
ArcelorMittal S.A.(b)	2,802	62,740
Eurofins Scientific SE(b)	651	41,680
L’Occitane International S.A.	2,466	6,063
RTL Group S.A.(b)	207	7,026

		117,509

Macau-0.11%
Galaxy Entertainment Group Ltd.	11,968	54,657
MGM China Holdings Ltd.(a)	3,956	1,593
Sands China Ltd.(a)	12,681	22,132
SJM Holdings Ltd.(a)	12,365	3,859
Wynn Macau Ltd.(a)(b)	7,495	2,988

		85,229

Mexico-0.01%
Fresnillo PLC(b)	989	8,301

Netherlands-4.99%
Aalberts N.V.	515	17,907
ABN AMRO Bank N.V., CVA(c)	2,220	21,845
Adyen N.V.(a)(c)	158	226,837
Aegon N.V.	9,496	43,971
Akzo Nobel N.V.	959	59,182
Argenx SE(a)	296	115,500
ASM International N.V.	247	54,879
ASML Holding N.V.(b)	2,163	1,021,870
ASR Nederland N.V.	701	30,893
BE Semiconductor Industries N.V.	424	21,674
CTP N.V.(c)	333	3,456
Euronext N.V.(c)	433	27,518
EXOR N.V.(a)	554	37,233
Heineken Holding N.V.	567	38,723
Heineken N.V.(b)	1,277	106,776
IMCD N.V.	305	39,580

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2022

	Shares	Value
Netherlands-(continued)
ING Groep N.V.	20,349	$200,194
JDE Peet’s N.V.	447	12,803
Koninklijke Ahold Delhaize N.V.	5,446	152,057
Koninklijke DSM N.V.	934	110,128
Koninklijke KPN N.V.	17,441	48,800
Koninklijke Philips N.V.(b)	4,758	60,278
Koninklijke Vopak N.V.	349	7,140
NN Group N.V.	1,603	67,888
OCI N.V.	518	19,823
Randstad N.V.(b)	592	29,513
Shell PLC	39,303	1,087,846
Universal Music Group N.V.	4,004	78,561
Wolters Kluwer N.V.	1,393	148,072

		3,890,947

New Zealand-0.34%
a2 Milk Co. Ltd. (The)(a)	3,950	13,309
Air New Zealand Ltd.(a)	8,734	3,958
Auckland International Airport Ltd.(a)	6,344	28,379
Contact Energy Ltd.	4,039	17,716
Fisher & Paykel Healthcare Corp. Ltd.	3,050	34,694
Fletcher Building Ltd.	4,330	12,930
Infratil Ltd.	3,884	19,721
Kiwi Property Group Ltd., (Acquired 12/07/2020 - 11/02/2021; Cost $6,935)(d)	8,420	4,427
Mainfreight Ltd.	432	19,084
Mercury NZ Ltd.	3,619	12,236
Meridian Energy Ltd.	6,600	18,711
Ryman Healthcare Ltd.	2,201	10,715
SKYCITY Entertainment Group Ltd.(a)	3,751	6,319
Spark New Zealand Ltd.	10,002	29,751
Xero Ltd.(a)	671	33,497

		265,447

Nigeria-0.01%
Airtel Africa PLC(c)	5,355	6,973

Norway-0.75%
Aker ASA, Class A(b)	128	9,018
Aker BP ASA	1,642	52,339
AutoStore Holdings Ltd.(a)(c)	3,128	5,906
DNB Bank ASA	5,492	97,196
Equinor ASA	5,025	183,831
Gjensidige Forsikring ASA	891	16,274
Kongsberg Gruppen ASA	403	14,443
Leroy Seafood Group ASA	1,374	6,317
Mowi ASA	2,371	35,359
Nordic Semiconductor ASA(a)	838	11,840
Norsk Hydro ASA	7,172	45,515
Orkla ASA	4,079	27,526
Salmar ASA(b)	288	9,756
Schibsted ASA, Class A	414	6,375
Schibsted ASA, Class B	516	7,658
Telenor ASA	3,398	30,885
TOMRA Systems ASA	1,255	20,282
Var Energi ASA	2,171	7,402

		587,922

Poland-0.20%
Allegro.eu S.A.(a)(b)(c)	2,071	10,070
Bank Polska Kasa Opieki S.A.	839	13,793
Dino Polska S.A.(a)(c)	252	16,489

	Shares	Value
Poland-(continued)
InPost S.A.(a)	1,006	$6,425
KGHM Polska Miedz S.A.	732	14,676
LPP S.A.(b)	6	10,425
Polski Koncern Naftowy ORLEN S.A.	3,118	35,889
Powszechna Kasa Oszczednosci Bank Polski S.A.	4,569	24,964
Powszechny Zaklad Ubezpieczen S.A.	3,003	16,868
Santander Bank Polska S.A.	145	7,725

		157,324

Portugal-0.16%
EDP - Energias de Portugal S.A.	15,160	66,302
Galp Energia SGPS S.A.(b)	2,759	28,018
Jeronimo Martins SGPS S.A.	1,475	30,585

		124,905

Russia-0.00%
Evraz PLC(e)	3,267	0

Singapore-1.47%
BOC Aviation Ltd.(c)	1,199	8,027
CapitaLand Ascendas REIT	18,287	33,858
CapitaLand Ascott Trust	10,007	6,753
CapitaLand Integrated Commercial Trust	27,412	36,418
CapitaLand Investment Ltd.	13,650	29,034
City Developments Ltd.	2,514	13,555
ComfortDelGro Corp. Ltd.	11,039	9,907
DBS Group Holdings Ltd.	9,761	235,903
Frasers Logistics & Commercial Trust(c)	14,659	11,395
Genting Singapore Ltd.	31,070	17,675
Jardine Cycle & Carriage Ltd.	576	12,105
Kenon Holdings Ltd.	73	2,810
Keppel Corp. Ltd.	7,479	36,837
Keppel DC REIT	6,640	8,258
Keppel REIT	10,998	6,956
Mapletree Industrial Trust	9,827	15,278
Mapletree Logistics Trust	17,228	18,505
Mapletree Pan Asia Commercial Trust	12,928	14,526
NetLink NBN Trust(c)	14,659	8,857
Olam Group Ltd.	3,499	3,313
Oversea-Chinese Banking Corp. Ltd.	18,775	160,936
SATS Ltd.(a)	3,387	6,534
Sembcorp Industries Ltd.	4,886	10,048
Sembcorp Marine Ltd.(a)	82,394	7,395
SIA Engineering Co. Ltd.(a)(b)	1,247	1,903
Singapore Airlines Ltd.(a)(b)	6,820	25,350
Singapore Exchange Ltd.	4,420	26,300
Singapore Post Ltd.	8,127	3,101
Singapore Technologies Engineering Ltd.	8,182	19,080
Singapore Telecommunications Ltd.	40,366	71,313
StarHub Ltd.	3,063	2,316
STMicroelectronics N.V.	3,393	105,970
Suntec REIT	10,979	10,008
United Overseas Bank Ltd.	6,886	135,083
UOL Group Ltd.	2,647	11,579
Venture Corp. Ltd.	1,455	16,379

		1,143,265

South Africa-0.25%
Anglo American PLC	6,494	195,034

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2022

	Shares	Value
South Korea-4.78%
Alteogen, Inc.(a)	174	$4,483
Amorepacific Corp.	167	10,868
Amorepacific Corp., Preference Shares	56	1,447
Amorepacific Group	144	2,497
BGF retail Co. Ltd.	34	4,452
BNK Financial Group, Inc.	1,550	6,975
Celltrion Healthcare Co. Ltd.	511	24,932
Celltrion Pharm, Inc.(a)	103	4,902
Celltrion, Inc.	577	77,773
Cheil Worldwide, Inc.	370	6,351
CJ CheilJedang Corp.	42	12,207
CJ CheilJedang Corp., Preference Shares	1	116
CJ Corp.	69	3,478
CJ ENM Co. Ltd.	54	2,783
CJ Logistics Corp.(a)	36	2,221
Coway Co. Ltd.	289	11,220
Daewoo Engineering & Construction Co. Ltd.(a)	946	2,793
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	252	3,237
DB Insurance Co. Ltd.	238	9,407
Delivery Hero SE(a)(c)	1,009	33,258
DGB Financial Group, Inc.	820	3,909
DL E&C Co. Ltd.	144	3,483
DL Holdings Co. Ltd.	65	2,806
Dongsuh Cos., Inc.	164	2,349
Doosan Bobcat, Inc.	129	3,034
Doosan Enerbility Co. Ltd.(a)	2,241	20,845
Ecopro BM Co. Ltd.	211	17,049
E-MART, Inc.	107	6,355
F&F Co. Ltd.	83	8,478
Fila Holdings Corp.	274	6,290
Green Cross Corp.	30	2,685
GS Engineering & Construction Corp.	324	4,936
GS Holdings Corp.	272	8,784
GS Retail Co. Ltd.	208	3,709
Hana Financial Group, Inc.	1,539	44,567
Hanjin Kal Corp.(a)	109	3,046
Hankook Tire & Technology Co. Ltd.	393	10,084
Hanmi Pharm Co. Ltd.	36	6,394
Hanmi Science Co. Ltd.	73	1,642
Hanon Systems	860	4,709
Hanssem Co. Ltd.	36	946
Hanwha Aerospace Co. Ltd.	180	8,378
Hanwha Corp.	216	3,852
Hanwha Corp., 3rd Preference Shares	108	1,061
Hanwha Life Insurance Co. Ltd.(a)	1,469	2,253
Hanwha Solutions Corp.(a)	614	20,345
HD Hyundai Co. Ltd.	269	11,501
Hite Jinro Co. Ltd.	162	2,917
HL Mando Co. Ltd.	176	6,110
HLB, Inc.(a)	475	13,505
HLB, Inc., Rts., expiring 12/02/2022(a)	42	289
HMM Co. Ltd.	1,559	20,904
Hotel Shilla Co. Ltd.	165	7,529
HYBE Co. Ltd.(a)	97	8,240
Hyundai Department Store Co. Ltd.	72	2,735
Hyundai Doosan Infracore Co. Ltd.(a)	719	2,801
Hyundai Engineering & Construction Co. Ltd.	388	9,506
Hyundai Glovis Co. Ltd.	98	11,971
Hyundai Heavy Industries Co. Ltd.(a)	77	5,892

	Shares	Value
South Korea-(continued)
Hyundai Marine & Fire Insurance Co. Ltd.	317	$7,411
Hyundai Mipo Dockyard Co. Ltd.(a)	108	6,960
Hyundai Mobis Co. Ltd.	329	50,582
Hyundai Motor Co	743	85,804
Hyundai Motor Co., First Pfd	108	5,944
Hyundai Motor Co., Second Pfd	180	10,084
Hyundai Steel Co.	396	7,812
Hyundai Wia Corp.	72	3,088
Iljin Materials Co. Ltd.	90	3,829
Industrial Bank of Korea	1,347	9,882
Kakao Corp.	1,621	57,696
Kakao Games Corp.(a)	145	4,026
KakaoBank Corp.(a)	906	10,876
Kakaopay Corp.(a)	113	2,804
Kangwon Land, Inc.(a)	568	9,171
KB Financial Group, Inc.	2,073	69,927
KCC Corp.	24	4,111
KEPCO Plant Service & Engineering Co. Ltd.	108	2,419
Kia Corp.	1,375	63,998
Korea Aerospace Industries Ltd.	376	12,499
Korea Electric Power Corp.(a)	1,362	16,016
Korea Gas Corp.	138	3,371
Korea Investment Holdings Co. Ltd.	203	7,061
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	217	11,075
Korea Zinc Co. Ltd.	53	23,813
Korean Air Lines Co. Ltd.(a)	934	15,146
Krafton, Inc.(a)	157	19,564
KT&G Corp.	581	39,034
Kumho Petrochemical Co. Ltd.	93	8,553
L&F Co. Ltd.(a)	115	18,165
LG Chem Ltd.	248	108,988
LG Chem Ltd., Preference Shares	41	8,318
LG Corp.	467	25,965
LG Display Co. Ltd.	1,192	10,669
LG Electronics, Inc.	576	32,996
LG Electronics, Inc., Preference Shares	92	2,561
LG Energy Solution Ltd.(a)	185	68,574
LG H&H Co. Ltd.	47	16,828
LG H&H Co. Ltd., Preference Shares	12	2,363
LG Innotek Co. Ltd.	72	14,987
LG Uplus Corp.	1,044	8,392
LOTTE Chemical Corp.	73	7,585
LOTTE Chilsung Beverage Co. Ltd.	19	1,874
LOTTE Corp.	140	3,204
LOTTE Fine Chemical Co. Ltd.	93	3,663
LOTTE Shopping Co. Ltd.	60	3,681
LS Corp.	92	4,295
Meritz Financial Group, Inc.	145	2,209
Mirae Asset Securities Co. Ltd.	1,414	6,303
Mirae Asset Securities Co. Ltd., Second Pfd	752	1,911
NAVER Corp.	775	92,220
NCSoft Corp.	85	23,272
Netmarble Corp.(c)	91	2,849
NH Investment & Securities Co. Ltd.	720	4,534
NHN Corp.(a)	72	1,160
NongShim Co. Ltd.	18	3,816
OCI Co. Ltd.	96	6,874
Orion Corp.	108	7,696
Ottogi Corp.	7	2,170

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2022

	Shares	Value
South Korea-(continued)
Pan Ocean Co. Ltd.	1,004	$3,031
Paradise Co. Ltd.(a)	243	2,422
Pearl Abyss Corp.(a)	165	4,819
POSCO Chemical Co. Ltd.	144	20,168
POSCO Holdings, Inc.	401	70,097
Posco International Corp.	263	3,813
S-1 Corp.	101	4,424
Samsung Biologics Co. Ltd.(a)(c)	98	60,336
Samsung C&T Corp.	447	37,186
Samsung Card Co. Ltd.	160	3,471
Samsung Electro-Mechanics Co. Ltd.	288	24,464
Samsung Electronics Co. Ltd.	25,412	1,059,688
Samsung Electronics Co. Ltd., Preference Shares	4,431	165,799
Samsung Engineering Co. Ltd.(a)	841	14,081
Samsung Fire & Marine Insurance Co. Ltd.	175	24,571
Samsung Fire & Marine Insurance Co. Ltd., Preference Shares	15	1,685
Samsung Heavy Industries Co. Ltd.(a)	3,300	11,931
Samsung Life Insurance Co. Ltd.	397	18,785
Samsung SDI Co. Ltd.	281	145,387
Samsung SDI Co. Ltd., Preference Shares	8	1,915
Samsung SDS Co. Ltd.	195	17,112
Samsung Securities Co. Ltd.	337	7,511
SD Biosensor, Inc.	182	3,776
Seegene, Inc.	153	3,083
Shin Poong Pharmaceutical Co. Ltd.(a)	178	2,705
Shinhan Financial Group Co. Ltd.	2,660	67,786
Shinsegae, Inc.	36	5,370
SillaJen, Inc.(a)	8	58
SK Biopharmaceuticals Co. Ltd.(a)	130	5,302
SK Bioscience Co. Ltd.(a)	106	5,626
SK Chemicals Co. Ltd.	72	4,468
SK Hynix, Inc.	2,897	168,193
SK IE Technology Co. Ltd.(a)(c)	136	4,965
SK Innovation Co. Ltd.(a)	277	33,642
SK Networks Co. Ltd.	714	2,020
SK Square Co. Ltd.(a)	527	13,670
SK Telecom Co. Ltd.	184	6,472
SK, Inc.	193	28,995
SKC Co. Ltd.	101	7,339
S-Oil Corp.	216	13,101
Solus Advanced Materials Co. Ltd.	61	1,439
SSANGYONG C&E Co. Ltd.	550	2,193
Wemade Co. Ltd.	89	2,771
Woori Financial Group, Inc.	3,382	27,897
Yuhan Corp.	265	11,125

		3,726,659

Spain-2.25%
Acciona S.A.	123	22,137
ACS Actividades de Construccion y Servicios S.A.	1,162	29,803
Aena SME S.A.(a)(c)	377	44,396
Amadeus IT Group S.A.(a)	2,282	118,951
Banco Bilbao Vizcaya Argentaria S.A.(b)	32,798	168,855
Banco Santander S.A.(b)	89,151	231,031
Bankinter S.A.(b)	3,669	22,178
CaixaBank S.A.	23,096	76,539
Cellnex Telecom S.A.(c)	3,226	105,537

	Shares	Value
Spain-(continued)
Corp ACCIONA Energias Renovables S.A.	306	$12,025
EDP Renovaveis S.A.	1,291	27,191
Enagas S.A.	1,333	21,640
Endesa S.A.	1,699	28,353
Ferrovial S.A.	2,541	62,057
Fluidra S.A.(b)	574	7,789
Grifols S.A.(a)(b)	1,774	15,089
Grifols S.A., Class B, Preference Shares(a)	1,387	8,650
Iberdrola S.A.	32,002	324,990
Industria de Diseno Textil S.A.(b)	5,637	127,806
Inmobiliaria Colonial SOCIMI S.A.	1,841	9,707
Mapfre S.A.(b)	5,293	9,076
Merlin Properties SOCIMI S.A.	1,779	15,068
Naturgy Energy Group S.A.	775	19,885
Red Electrica Corp. S.A.	2,311	37,345
Repsol S.A.	6,725	91,358
Siemens Gamesa Renewable Energy S.A., Class R(a)	1,202	21,337
Telefonica S.A.	27,334	94,149

		1,752,942

Sweden-2.95%
Alfa Laval AB	1,681	41,392
Alleima AB(a)	1,154	3,929
Assa Abloy AB, Class B	4,917	99,226
Atlas Copco AB, Class A	13,545	144,687
Atlas Copco AB, Class B	8,103	78,416
Axfood AB	579	14,325
Beijer Ref AB(b)	1,309	20,292
Boliden AB	1,468	42,723
Castellum AB(b)	1,451	16,584
Electrolux AB, Class B(b)	1,234	15,216
Epiroc AB, Class A	3,343	51,141
Epiroc AB, Class B	2,024	27,172
EQT AB	1,513	29,793
Essity AB, Class B	3,267	69,003
Evolution AB(c)	866	80,954
Fastighets AB Balder, Class B(a)	3,238	12,159
Getinge AB, Class B	1,197	24,296
H & M Hennes & Mauritz AB, Class B(b)	4,699	47,286
Hexagon AB, Class B	10,057	99,383
Holmen AB, Class B	515	18,670
Husqvarna AB, Class A	133	793
Husqvarna AB, Class B	2,184	12,965
Industrivarden AB, Class A	1,206	27,306
Industrivarden AB, Class C(b)	918	20,611
Indutrade AB(b)	1,503	26,298
Investment AB Latour, Class B	768	12,979
Investor AB, Class A(b)	2,847	48,410
Investor AB, Class B(b)	9,783	159,673
Kinnevik AB, Class B(a)	1,284	15,860
L E Lundbergforetagen AB, Class B	396	15,631
Lifco AB, Class B	1,217	17,571
Nibe Industrier AB, Class B	7,804	62,218
Saab AB, Class B	492	17,373
Sagax AB, Class B	921	16,969
Sagax AB, Class D	540	1,300
Sandvik AB	5,774	90,186
Securitas AB, Class B	2,602	21,272
Skandinaviska Enskilda Banken AB, Class A	7,694	81,114

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2022

	Shares	Value
Sweden-(continued)
Skandinaviska Enskilda Banken AB, Class C	108	$1,231
Skanska AB, Class B(b)	1,921	29,866
SKF AB, Class B(b)	2,059	29,775
Svenska Cellulosa AB S.C.A., Class A	108	1,302
Svenska Cellulosa AB S.C.A., Class B	3,184	37,544
Svenska Handelsbanken AB, Class A	7,962	73,961
Svenska Handelsbanken AB, Class B(b)	180	1,968
Sweco AB, Class B	1,072	8,052
Swedbank AB, Class A	5,384	80,221
Swedish Match AB	7,933	81,552
Swedish Orphan Biovitrum AB, Class B(a)	945	17,386
Tele2 AB, Class B	2,963	24,271
Telefonaktiebolaget LM Ericsson, Class A	195	1,158
Telefonaktiebolaget LM Ericsson, Class B	16,131	89,629
Telia Co. AB(b)	13,765	36,435
Trelleborg AB, Class B	1,302	28,666
Vitrolife AB	353	5,705
Volvo AB, Class A	1,100	18,774
Volvo AB, Class B	8,095	132,445
Volvo Car AB, Class B(a)(b)	2,883	12,233

		2,297,350

Switzerland-5.40%
ABB Ltd.	8,165	227,143
Accelleron Industries AG(a)	408	6,923
Adecco Group AG(b)	852	26,682
Alcon, Inc.	2,477	150,835
Bachem Holding AG	165	11,846
Baloise Holding AG	241	32,944
Banque Cantonale Vaudoise	151	13,444
Barry Callebaut AG	19	35,959
Belimo Holding AG	50	20,385
BKW AG	96	11,204
Chocoladefabriken Lindt & Spruengli AG, PC	12	115,114
Cie Financiere Richemont S.A	2,744	268,546
Clariant AG(a)	1,212	19,511
Credit Suisse Group AG(b)	14,022	57,867
DKSH Holding AG	180	12,977
Emmi AG	10	7,984
EMS-Chemie Holding AG	38	23,903
Flughafen Zurich AG(a)	101	15,684
Geberit AG	188	83,654
Georg Fischer AG	447	24,768
Givaudan S.A	50	149,388
Helvetia Holding AG	180	17,879
Holcim AG	2,942	133,702
Julius Baer Group Ltd.	1,145	54,885
Kuehne + Nagel International AG, Class R	268	57,148
Logitech International S.A., Class R(b)	784	39,053
Lonza Group AG	398	204,975
Novartis AG	11,008	889,880
Partners Group Holding AG	121	108,746
PSP Swiss Property AG	231	24,698
Schindler Holding AG	102	16,063
Schindler Holding AG, PC	219	35,725
SGS S.A.	32	70,635
SIG Group AG(b)	2,042	39,259
Sika AG	821	185,243
Sonova Holding AG, Class A	276	65,280
Straumann Holding AG	572	54,516

	Shares	Value
Switzerland-(continued)
Swatch Group AG (The)	237	$9,909
Swatch Group AG (The), BR(b)	155	34,911
Swiss Life Holding AG	163	78,979
Swiss Prime Site AG	396	31,973
Swisscom AG	136	67,174
Tecan Group AG, Class R(b)	67	24,597
Temenos AG	324	19,328
UBS Group AG	16,360	259,766
VAT Group AG(b)(c)	138	31,551
Zurich Insurance Group AG	798	340,730

		4,213,366

Taiwan-0.00%
FIT Hon Teng Ltd.(a)(c)	5,482	643

United Kingdom-11.07%
3i Group PLC	5,108	68,250
abrdn PLC(b)	11,522	21,093
Admiral Group PLC	1,530	35,531
Allfunds Group PLC	1,307	8,248
Ashtead Group PLC	2,370	124,156
Associated British Foods PLC	1,864	28,962
AstraZeneca PLC	7,934	936,684
Auto Trader Group PLC(c)	4,991	29,973
AVEVA Group PLC(b)	612	21,984
Aviva PLC	15,008	72,245
B&M European Value Retail S.A.	4,807	17,854
BAE Systems PLC	16,975	159,168
Barclays PLC	86,686	147,473
Barratt Developments PLC	5,428	23,511
Bellway PLC	662	14,139
Berkeley Group Holdings PLC	559	22,340
BP PLC	99,659	550,534
British American Tobacco PLC	12,032	475,644
British Land Co. PLC (The)	4,959	20,891
BT Group PLC(b)	37,237	55,649
Bunzl PLC	1,806	59,074
Burberry Group PLC	2,125	44,406
Centrica PLC	31,527	27,812
CNH Industrial N.V.	5,277	68,349
Compass Group PLC	9,590	202,776
ConvaTec Group PLC(c)	8,580	21,535
Croda International PLC(b)	723	56,272
DCC PLC	529	29,479
Dechra Pharmaceuticals PLC	592	17,858
Derwent London PLC	541	13,479
Diageo PLC	12,115	501,871
Direct Line Insurance Group PLC	7,146	16,603
Dr. Martens PLC	3,012	8,628
DS Smith PLC	6,843	22,864
easyJet PLC(a)	1,994	7,999
Entain PLC	3,124	45,428
Experian PLC	4,948	158,031
Haleon PLC(a)	26,874	82,923
Halma PLC	2,032	49,481
Hargreaves Lansdown PLC(b)	2,025	17,794
Hiscox Ltd.	1,798	18,615
HomeServe PLC	1,480	20,209
Howden Joinery Group PLC	2,859	16,919
HSBC Holdings PLC	108,112	556,776
IMI PLC	1,384	19,568

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2022

	Shares	Value
United Kingdom-(continued)
Imperial Brands PLC	5,053	$123,569
Informa PLC	7,730	49,448
InterContinental Hotels Group PLC	982	53,094
Intermediate Capital Group PLC	1,491	18,231
International Consolidated Airlines Group S.A.(a)(b)	6,003	8,402
International Distributions Services PLC	4,819	11,224
Intertek Group PLC	866	36,433
ITV PLC	19,979	15,412
J Sainsbury PLC	9,060	20,278
JD Sports Fashion PLC	13,212	14,822
Johnson Matthey PLC(b)	1,000	22,273
Just Eat Takeaway.com N.V.(a)(b)(c)	969	16,626
Kingfisher PLC	10,634	26,801
Land Securities Group PLC	3,821	25,094
Legal & General Group PLC	31,783	85,226
Lloyds Banking Group PLC	367,090	177,597
London Stock Exchange Group PLC	1,970	171,609
M&G PLC	13,940	28,119
Melrose Industries PLC	21,559	29,017
National Grid PLC	19,653	214,599
NatWest Group PLC	27,348	73,932
Next PLC	664	37,682
Ocado Group PLC(a)(b)	3,109	16,910
Pearson PLC(b)	3,942	43,589
Pennon Group PLC	1,434	13,827
Pepco Group N.V.(a)(c)	585	4,117
Persimmon PLC	1,703	25,588
Phoenix Group Holdings PLC(b)	3,934	24,568
Reckitt Benckiser Group PLC	3,841	255,611
RELX PLC	9,977	268,911
Renishaw PLC	181	7,298
Rentokil Initial PLC	13,556	84,968
Rightmove PLC(b)	4,525	25,622
Rolls-Royce Holdings PLC(a)(b)	44,904	40,404
RS GROUP PLC	2,521	27,821
Sage Group PLC (The)	5,502	46,041
Schroders PLC	3,522	15,884
Segro PLC	6,420	58,025
Severn Trent PLC	1,345	38,761
Smith & Nephew PLC	4,715	55,915
Smiths Group PLC	1,944	34,927
Spirax-Sarco Engineering PLC	394	48,765
SSE PLC	5,717	102,420
St James’s Place PLC	2,849	34,934
Standard Chartered PLC	13,142	78,712
Tate & Lyle PLC	2,151	17,361
Taylor Wimpey PLC	19,406	20,953
Tesco PLC	39,722	98,374
Unilever PLC	13,630	623,714
UNITE Group PLC (The)	1,713	17,573
United Utilities Group PLC	3,659	39,575
Vodafone Group PLC	134,779	157,723

	Shares	Value
United Kingdom-(continued)
Weir Group PLC (The)	1,389	$24,348
Whitbread PLC(b)	1,082	32,041
Wise PLC, Class A(a)	2,436	18,651
WPP PLC	5,730	50,535

		8,633,032

United States-5.00%
Amcor PLC, CDI	8,093	93,617
Computershare Ltd.	2,883	46,586
Ferguson PLC	1,133	124,056
GSK PLC	21,499	353,669
JS Global Lifestyle Co. Ltd.(c)	6,774	5,454
Nestle S.A.	14,481	1,577,825
Oracle Corp.	180	9,616
QIAGEN N.V.(a)	1,185	51,181
Roche Holding AG	3,729	1,239,150
Roche Holding AG, BR(b)	143	58,043
Samsonite International S.A.(a)(c)	6,911	14,861
Signify N.V.	674	18,692
Sims Ltd.	872	6,814
Stellantis N.V.	10,899	147,146
Swiss Re AG	1,548	115,085
Tenaris S.A.	2,506	38,898

		3,900,693

Total Common Stocks & Other Equity Interests (Cost $104,124,184)		77,637,591

Money Market Funds-0.14%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(f)(g) (Cost $111,203)	111,203	111,203

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.68% (Cost $104,235,387)		77,748,794

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-7.90%
Invesco Private Government Fund, 3.18%(f)(g)(h)	1,724,672	1,724,672
Invesco Private Prime Fund, 3.28%(f)(g)(h)	4,432,079	4,432,079

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $6,156,882)		6,156,751

TOTAL INVESTMENTS IN SECURITIES-107.58% (Cost $110,392,269)		83,905,545
OTHER ASSETS LESS LIABILITIES-(7.58)%		(5,911,830)

NET ASSETS-100.00%		$77,993,715

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2022

Investment Abbreviations:

BR-Bearer Shares

CDI-CREST Depository Interest

CVA-Dutch Certificates

PC-Participation Certificate

Pfd.-Preferred

REIT-Real Estate Investment Trust

RSP-Registered Savings Plan Shares

Rts.-Rights

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2022.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $1,260,855, which represented 1.62% of the Fund’s Net Assets.

(d)	Restricted security. The value of this security at October 31, 2022 represented less than 1% of the Fund’s Net Assets.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$160,782	$6,855,780	$(6,905,359)	$-	$-	$111,203	$905

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	335,481	11,797,840	(10,408,649)	-	-	1,724,672	15,151	*

Invesco Private Prime Fund	783,705	23,502,498	(19,853,781)	(131)	(212)	4,432,079	41,554	*

Total	$1,279,968	$42,156,118	$(37,167,789)	$(131)	$(212)	$6,267,954	$57,610

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)

October 31, 2022

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-90.43%
Bahrain-0.12%
Ahli United Bank BSC(a)	16,458	$16,206

Brazil-7.63%
Alpargatas S.A., Preference Shares	684	2,863
Ambev S.A.	12,329	37,594
Americanas S.A.	2,071	6,133
Atacadao S.A.	1,323	4,906
Auren Energia S.A.	1,103	3,136
B3 S.A. - Brasil, Bolsa, Balcao	18,148	52,017
Banco Bradesco S.A.	3,025	9,593
Banco Bradesco S.A., Preference Shares	13,907	52,636
Banco BTG Pactual S.A.	2,671	14,731
Banco do Brasil S.A.	1,672	11,796
Banco Santander Brasil S.A.	671	3,808
BB Seguridade Participacoes S.A.	1,931	10,926
BR Malls Participacoes S.A.	2,753	5,325
Bradespar S.A., Preference Shares	747	3,418
Braskem S.A., Class A, Preference Shares	692	4,446
BRF S.A.(b)	2,125	5,086
CCR S.A.	3,449	8,519
Centrais Eletricas Brasileiras S.A.	2,328	22,103
Centrais Eletricas Brasileiras S.A., Class B, Preference Shares	696	7,072
Cia de Saneamento Basico do Estado de Sao Paulo	1,140	13,057
Cia de Transmissao de Energia Eletrica Paulista, Preference Shares	687	3,208
Cia Energetica de Minas Gerais	489	1,611
Cia Energetica de Minas Gerais, Preference Shares	4,158	9,010
Cia Paranaense de Energia	1,100	1,470
Cia Paranaense de Energia, Class B, Preference Shares	2,860	4,033
Cia Siderurgica Nacional S.A.	1,473	3,447
Cosan S.A.	1,868	6,002
CPFL Energia S.A.	687	4,637
Dexco S.A.	763	1,409
EDP - Energias do Brasil S.A.	731	3,214
Embraer S.A.(b)	2,078	5,445
Energisa S.A.	676	6,247
Eneva S.A.(b)	3,403	9,196
ENGIE Brasil Energia S.A.	669	5,128
Equatorial Energia S.A.	2,752	15,750
Gerdau S.A., Preference Shares	2,717	13,333
GPS Participacoes e Empreendimentos S.A.(c)	900	2,370
GRUPO DE MODA SOMA S.A.	1,200	3,330
Grupo Mateus S.A.(b)	2,700	3,756
Hapvida Participacoes e Investimentos S.A.(c)	10,432	15,507
Hypera S.A.	1,362	13,188
Itau Unibanco Holding S.A.	1,113	5,392
Itau Unibanco Holding S.A., Preference Shares	13,082	75,791
Itausa S.A., Preference Shares	9,676	19,805
Klabin S.A.	1,834	7,557
Localiza Rent a Car S.A.	1,867	25,099
Lojas Renner S.A.	2,975	17,519
Magazine Luiza S.A.	8,128	6,924
Marfrig Global Foods S.A.	1,979	4,035

	Shares	Value
Brazil-(continued)
Multiplan Empreendimentos Imobiliarios S.A.	707	$3,552
Natura & Co. Holding S.A.	2,744	7,818
Neoenergia S.A.	1,300	4,110
Odontoprev S.A.	2,305	3,637
Petro Rio S.A.(b)	1,682	11,344
Petroleo Brasileiro S.A.	11,082	70,244
Petroleo Brasileiro S.A., Preference Shares	13,351	75,848
Porto Seguro S.A.	400	1,772
Raia Drogasil S.A.	3,467	17,384
Rede D’Or Sao Luiz S.A.(c)	989	6,063
Rumo S.A.	3,708	15,645
Sao Martinho S.A.	676	3,475
Sendas Distribuidora S.A.	2,325	8,782
Sul America S.A.	1,399	6,356
Suzano S.A.	2,145	21,747
Telefonica Brasil S.A.	1,370	10,786
TIM S.A.	2,843	7,152
TOTVS S.A.	1,392	8,797
Transmissora Alianca de Energia Eletrica S.A.	200	1,532
Ultrapar Participacoes S.A.	2,746	7,018
Usinas Siderurgicas de Minas Gerais S.A. Usiminas, Class A, Preference Shares	1,420	1,957
Vale S.A.	10,309	131,887
Vamos Locacao de Caminhoes Maquinas e Equipamentos S.A.	400	1,229
Vibra Energia S.A.	3,467	12,058
WEG S.A.	4,281	32,863

		1,045,634

Chile-0.70%
Banco de Chile	150,083	13,722
Banco de Credito e Inversiones S.A.	165	4,596
Banco Santander Chile	187,261	6,706
Cencosud S.A.	3,178	4,276
Cencosud Shopping S.A.	2,096	2,292
Cia Cervecerias Unidas S.A.	299	1,640
Colbun S.A.	26,328	2,586
Embotelladora Andina S.A., Class B, Preference Shares	720	1,259
Empresas CMPC S.A.	3,749	5,946
Empresas COPEC S.A.	1,164	8,019
Enel Americas S.A.	52,806	5,230
Enel Chile S.A.	88,771	3,123
Falabella S.A.	2,262	4,421
Sociedad Quimica y Minera de Chile S.A., Class A	18	1,468
Sociedad Quimica y Minera de Chile S.A., Class B, Preference Shares	324	30,827

		96,111

China-29.10%
360 DigiTech, Inc., ADR	291	2,957
AECC Aero-Engine Control Co. Ltd., A Shares	2,275	9,351
AECC Aviation Power Co. Ltd., A Shares	700	4,665
Agricultural Bank of China Ltd., A Shares	15,858	5,997
Agricultural Bank of China Ltd., H Shares	67,298	19,204
Aier Eye Hospital Group Co. Ltd., A Shares	1,900	6,430
Airtac International Group	447	10,266
Akeso, Inc., B Shares(b)(c)	1,809	7,259

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2022

	Shares	Value
China-(continued)
Alibaba Group Holding Ltd.(b)	39,357	$308,093
Alibaba Health Information Technology Ltd.(b)	13,827	5,848
A-Living Smart City Services Co. Ltd., U Shares(c)	2,398	1,359
Aluminum Corp. of China Ltd., A Shares	12,761	6,749
Angelalign Technology, Inc.(c)(d)	166	1,465
Anhui Conch Cement Co. Ltd., A Shares	1,286	4,278
Anhui Conch Cement Co. Ltd., H Shares	3,489	8,978
Anhui Expressway Co. Ltd., H Shares	11,876	7,595
Anhui Gujing Distillery Co. Ltd., B Shares	989	11,658
ANTA Sports Products Ltd.	3,414	30,009
Autohome, Inc., ADR	195	5,093
AviChina Industry & Technology Co. Ltd., H Shares	12,947	5,674
Baidu, Inc., A Shares(b)	5,544	53,040
Bank of China Ltd., A Shares	9,541	3,935
Bank of China Ltd., H Shares	181,639	58,542
Bank of Communications Co. Ltd., A Shares	4,798	2,925
Bank of Communications Co. Ltd., H Shares	19,268	9,401
Bank of Ningbo Co. Ltd., A Shares	1,682	5,476
Bank of Shanghai Co. Ltd., A Shares	2,961	2,264
BeiGene Ltd., (Acquired 06/17/2022 - 10/07/2022; Cost $18,023)(b)(e)	1,684	21,238
Beijing Enterprises Water Group Ltd.	14,423	3,032
Beijing Orient National Communication Science & Technology Co. Ltd., A Shares(b)	1,900	2,273
Bengang Steel Plates Co. Ltd., A Shares	9,783	3,793
Bilibili, Inc., Z Shares(b)	603	5,216
BOE Technology Group Co. Ltd., A Shares	9,856	4,510
Bosideng International Holdings Ltd.(d)	8,000	3,455
BYD Co. Ltd., A Shares	594	20,075
BYD Co. Ltd., H Shares	2,024	45,302
BYD Electronic International Co. Ltd.(d)	3,126	9,080
Central China Securities Co. Ltd., A Shares	12,167	6,001
CGN Power Co. Ltd., H Shares(c)	34,605	7,009
China Cinda Asset Management Co. Ltd., H Shares	27,607	2,567
China CITIC Bank Corp. Ltd., H Shares	27,328	10,305
China Coal Energy Co. Ltd., H Shares	4,300	3,166
China Conch Environment Protection Holdings Ltd.(b)	3,500	1,030
China Conch Venture Holdings Ltd.	3,463	5,109
China Construction Bank Corp., H Shares	236,160	125,453
China Everbright Bank Co. Ltd., H Shares	16,203	4,190
China Everbright Environment Group Ltd.	13,462	4,476
China Feihe Ltd.(c)	9,738	5,607
China Galaxy Securities Co. Ltd., H Shares	6,645	2,489
China Greatwall Technology Group Co. Ltd., A Shares	2,700	4,125
China Green Electricity Investment of Tianjin Co. Ltd., A Shares	1,600	2,889
China Hongqiao Group Ltd.(d)	6,575	4,665
China International Capital Corp. Ltd., H Shares(c)	5,235	7,282
China Jinmao Holdings Group Ltd.	26,318	3,487
China Lesso Group Holdings Ltd.	2,485	2,017
China Life Insurance Co. Ltd., H Shares	14,598	15,900
China Literature Ltd.(b)(c)	1,366	3,680
China Longyuan Power Group Corp. Ltd., H Shares	9,784	11,180

	Shares	Value
China-(continued)
China Medical System Holdings Ltd.	6,265	$6,840
China Meidong Auto Holdings Ltd.(d)	1,402	1,843
China Mengniu Dairy Co. Ltd.	8,411	26,948
China Merchants Bank Co. Ltd., A Shares	4,848	17,815
China Merchants Bank Co. Ltd., H Shares	10,023	32,942
China Merchants Port Holdings Co. Ltd.	4,667	5,470
China Merchants Securities Co. Ltd., H Shares(c)	6,932	6,429
China Minsheng Banking Corp. Ltd., A Shares	5,343	2,416
China Minsheng Banking Corp. Ltd., H Shares(d)	21,113	6,132
China National Building Material Co. Ltd., H Shares	13,576	7,886
China Northern Rare Earth Group High-Tech Co. Ltd., A Shares	600	1,989
China Oilfield Services Ltd., H Shares	5,817	6,551
China Overseas Land & Investment Ltd.	10,694	20,408
China Pacific Insurance (Group) Co. Ltd., A Shares	1,583	4,127
China Pacific Insurance (Group) Co. Ltd., H Shares	8,328	13,431
China Petroleum & Chemical Corp., A Shares	15,284	8,523
China Petroleum & Chemical Corp., H Shares	53,605	21,169
China Power International Development Ltd.	16,814	4,862
China Resources Beer Holdings Co. Ltd.	4,996	23,548
China Resources Cement Holdings Ltd.	12,175	4,405
China Resources Double Crane Pharmaceutical Co. Ltd., A Shares	800	1,968
China Resources Land Ltd.	8,127	25,469
China Resources Mixc Lifestyle Services Ltd.(c)	1,978	5,796
China Resources Power Holdings Co. Ltd.	5,094	7,411
China Shenhua Energy Co. Ltd., H Shares	10,403	27,366
China Taiping Insurance Holdings Co. Ltd.	5,587	3,872
China Three Gorges Renewables Group Co. Ltd., A Shares	3,200	2,442
China Tourism Group Duty Free Corp. Ltd., A Shares	450	9,887
China Tower Corp. Ltd., H Shares(c)	155,152	14,033
China Traditional Chinese Medicine Holdings Co. Ltd.	12,950	5,593
China Vanke Co. Ltd., A Shares	1,979	3,666
China Vanke Co. Ltd., H Shares	6,236	8,008
China Yangtze Power Co. Ltd., A Shares	6,235	17,308
Chongqing Changan Automobile Co. Ltd., A Shares	2,736	4,232
Chongqing Zhifei Biological Products Co. Ltd., A Shares	400	4,680
CIFI Holdings Group Co. Ltd.(d)	13,819	861
CITIC Ltd.	14,037	12,571
CITIC Securities Co. Ltd., A Shares	2,968	6,999
CITIC Securities Co. Ltd., H Shares	6,487	9,702
CMOC Group Ltd., H Shares	18,050	5,818
Contemporary Amperex Technology Co. Ltd., A Shares	497	25,391
COSCO SHIPPING Energy Transportation Co. Ltd., A Shares(b)	1,800	4,170
COSCO SHIPPING Holdings Co. Ltd., A Shares	5,510	8,478
COSCO SHIPPING Holdings Co. Ltd., H Shares	3,908	4,217
Country Garden Holdings Co. Ltd.(d)	21,052	2,709
Country Garden Services Holdings Co. Ltd.	5,245	4,584

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2022

	Shares	Value
China-(continued)
CSC Financial Co. Ltd., H Shares(c)	2,390	$1,732
CSG Holding Co. Ltd., B Shares	34,721	13,314
CSPC Pharmaceutical Group Ltd.	26,052	26,783
Dali Foods Group Co. Ltd.(c)	7,416	3,051
Daqo New Energy Corp., ADR(b)	100	4,399
Datang International Power Generation Co. Ltd., A Shares(b)	29,509	11,442
Dongfang Electric Corp. Ltd., A Shares	1,900	6,042
East Group Co. Ltd., A Shares	3,500	3,333
East Money Information Co. Ltd., A Shares	2,623	5,610
ENN Energy Holdings Ltd.	1,602	15,928
Eternal Asia Supply Chain Management Ltd., A Shares	7,222	5,165
Eve Energy Co. Ltd., A Shares	594	6,758
Far East Horizon Ltd.	7,852	6,062
Flat Glass Group Co. Ltd., H Shares	1,486	3,479
Foshan Haitian Flavouring & Food Co. Ltd., A Shares	736	6,018
Fosun International Ltd.	6,926	4,235
Full Truck Alliance Co. Ltd., ADR(b)(d)	1,540	7,330
Fuyao Glass Industry Group Co. Ltd., H Shares(c)	2,509	8,997
Ganfeng Lithium Group Co. Ltd., A Shares	791	8,564
GD Power Development Co. Ltd., A Shares(b)	5,700	3,413
GDS Holdings Ltd., A Shares(b)	2,047	2,477
Geely Automobile Holdings Ltd.	14,401	15,484
Genscript Biotech Corp.(b)	2,778	7,021
GF Securities Co. Ltd., H Shares	6,421	6,536
Ginlong Technologies Co. Ltd., A Shares(b)	100	2,559
Great Wall Motor Co. Ltd., H Shares	10,095	11,021
GRG Banking Equipment Co. Ltd., A Shares	5,442	7,024
Guangdong Haid Group Co. Ltd., A Shares	890	7,042
Guangdong Investment Ltd.	12,364	7,797
Guanghui Energy Co. Ltd., A Shares	1,400	1,972
Guangshen Railway Co. Ltd., H Shares(b)	27,862	3,620
Guangzhou Automobile Group Co. Ltd., H Shares	9,289	5,656
Guangzhou Yuexiu Financial Holdings Group Co. Ltd., A Shares	6,052	4,619
H World Group Ltd., ADR	597	16,167
Haidilao International Holding Ltd.(b)(c)	2,656	3,945
Haier Smart Home Co. Ltd., A Shares	2,671	7,612
Haier Smart Home Co. Ltd., H Shares	5,640	14,111
Haitian International Holdings Ltd.	942	1,886
Haitong Securities Co. Ltd., A Shares	5,442	6,293
Haitong Securities Co. Ltd., H Shares	7,442	3,640
Hangzhou Binjiang Real Estate Group Co. Ltd., A Shares	1,600	1,951
Hangzhou Tigermed Consulting Co. Ltd., A Shares	594	6,783
Hansoh Pharmaceutical Group Co. Ltd.(c)	1,903	2,938
Henan Shuanghui Investment & Development Co. Ltd., A Shares	1,583	4,941
Hengan International Group Co. Ltd.	3,074	11,924
Hengdian Group DMEGC Magnetics Co. Ltd., A Shares	1,200	2,913
Hua Hong Semiconductor Ltd.(b)(c)	1,488	3,484
Huadian Power International Corp. Ltd., A Shares	4,200	3,125

	Shares	Value
China-(continued)
Huaneng Power International, Inc., H Shares(b)(d)	15,713	$5,625
Huatai Securities Co. Ltd., H Shares(c)	6,497	6,365
Hubei Biocause Pharmaceutical Co. Ltd., A Shares	24,480	9,626
Hygeia Healthcare Holdings Co. Ltd.(b)(c)(d)	848	3,673
Industrial & Commercial Bank of China Ltd., A Shares	11,871	6,750
Industrial & Commercial Bank of China Ltd., H Shares	201,780	87,654
Industrial Bank Co. Ltd., A Shares	4,848	9,983
Inner Mongolia Yili Industrial Group Co. Ltd., A Shares	1,979	6,844
Inner Mongolia Yitai Coal Co. Ltd., B Shares	1,300	1,838
Innovent Biologics, Inc.(b)(c)	3,786	13,408
Inspur Electronic Information Industry Co. Ltd., A Shares	1,682	5,305
iQIYI, Inc., ADR(b)(d)	1,044	2,109
JA Solar Technology Co. Ltd., A Shares	280	2,398
JD Health International, Inc.(b)(c)	2,028	11,122
JD.com, Inc., A Shares	6,086	112,496
Jiangsu Expressway Co. Ltd., H Shares	5,338	3,760
Jiangsu Hengrui Medicine Co. Ltd., A Shares	1,806	9,947
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., A Shares	594	10,633
Jiangsu Zhongtian Technology Co. Ltd., A Shares	1,300	3,913
Jiangxi Copper Co. Ltd., H Shares	4,851	5,302
Jiangxi Special Electric Motor Co. Ltd., A Shares(b)	600	1,569
Jinxin Fertility Group Ltd.(c)	4,760	2,347
Jiumaojiu International Holdings Ltd.(c)(d)	2,473	3,881
Joinn Laboratories China Co. Ltd., H Shares(c)	682	2,211
Joyoung Co. Ltd., A Shares	1,300	2,590
JOYY, Inc., ADR	168	4,239
Juewei Food Co. Ltd., A Shares	693	4,498
Kaishan Group Co. Ltd., A Shares(b)	3,452	7,899
Kanzhun Ltd., ADR(b)	464	5,072
KE Holdings, Inc., ADR(b)(d)	1,542	15,698
Kingboard Holdings Ltd.	3,036	7,488
KingClean Electric Co. Ltd., A Shares	1,345	6,022
Kingdee International Software Group Co. Ltd.(b)	7,208	11,790
Kingsoft Corp. Ltd.	2,824	8,544
Kuaishou Technology(b)(c)	5,022	20,664
Kweichow Moutai Co. Ltd., A Shares	248	45,872
KWG Group Holdings Ltd.(b)	12,500	1,210
Legend Holdings Corp., H Shares(c)	1,681	1,411
Lens Technology Co. Ltd., A Shares	2,000	2,729
Leyard Optoelectronic Co. Ltd., A Shares	4,848	3,740
Li Auto, Inc., ADR(b)(d)	1,238	16,862
Li Ning Co. Ltd.	6,435	33,282
LianChuang Electronic Technology Co. Ltd., A Shares	3,460	6,357
Longfor Group Holdings Ltd.(c)	6,636	8,454
LONGi Green Energy Technology Co. Ltd., A Shares	1,903	12,510
Longshine Technology Group Co. Ltd., A Shares	800	2,824
Lufax Holding Ltd., ADR	1,623	2,581

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2022

	Shares	Value
China-(continued)
Luxshare Precision Industry Co. Ltd., A Shares	2,146	$8,380
Luzhou Laojiao Co. Ltd., A Shares	397	8,505
Mango Excellent Media Co. Ltd., A Shares	890	2,674
Maxscend Microelectronics Co. Ltd., A Shares .	416	5,264
Meituan, B Shares(b)(c)	10,841	172,354
Ming Yuan Cloud Group Holdings Ltd.	2,098	965
MINISO Group Holding Ltd., ADR(d)	336	1,714
Muyuan Foods Co. Ltd., A Shares	1,601	10,262
NARI Technology Co. Ltd., A Shares	940	3,143
NAURA Technology Group Co. Ltd., A Shares	198	7,208
NetEase, Inc.	4,314	47,043
New China Life Insurance Co. Ltd., A Shares	1,286	4,118
New China Life Insurance Co. Ltd., H Shares	2,759	4,379
New Hope Liuhe Co. Ltd., A Shares(b)	4,056	7,163
New Oriental Education & Technology Group, Inc.(b)	3,500	8,570
Ninestar Corp., A Shares	1,880	14,711
Ningbo Orient Wires & Cables Co. Ltd., A Shares	400	4,220
NIO, Inc., ADR(b)(d)	3,315	32,056
Nongfu Spring Co. Ltd., H Shares(c)	1,764	8,865
People’s Insurance Co. Group of China Ltd. (The), H Shares	20,463	5,657
PetroChina Co. Ltd., H Shares	65,777	25,138
Pharmaron Beijing Co. Ltd., A Shares	841	5,992
PICC Property & Casualty Co. Ltd., H Shares	19,834	18,293
Pinduoduo, Inc., ADR(b)	979	53,679
Ping An Bank Co. Ltd., A Shares	5,442	7,710
Ping An Healthcare and Technology Co. Ltd.(b)(c)(d)	1,360	2,509
Ping An Insurance (Group) Co. of China Ltd., A Shares	1,483	7,345
Ping An Insurance (Group) Co. of China Ltd., H Shares	17,526	70,105
Pingdingshan Tianan Coal Mining Co. Ltd., A Shares	800	1,208
Poly Developments and Holdings Group Co. Ltd., A Shares	4,750	8,981
Poly Property Services Co. Ltd., H Shares(c)	1,187	4,393
Pop Mart International Group Ltd.(c)(d)	1,956	2,532
Postal Savings Bank of China Co. Ltd., H Shares(c)	28,476	13,204
Power Construction Corp. of China Ltd., A Shares	2,200	2,122
Qingdao Hanhe Cable Co. Ltd., A Shares	14,738	9,995
RLX Technology, Inc., ADR(b)(d)	1,357	1,696
Sany Heavy Industry Co. Ltd., A Shares	2,770	5,124
Seazen Group Ltd.(b)	11,911	1,912
SF Holding Co. Ltd., A Shares	890	5,885
Shaanxi Coal Industry Co. Ltd., A Shares	700	1,905
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	8,131	11,208
Shanghai Electric Power Co. Ltd., A Shares(b)	2,000	2,513
Shanghai Flyco Electrical Appliance Co. Ltd., A Shares	989	10,747
Shanghai Fosun Pharmaceutical Group Co. Ltd., H Shares(d)	2,272	5,737
Shanghai Fudan Microelectronics Group Co. Ltd., A Shares	233	2,995

	Shares	Value
China-(continued)
Shanghai International Airport Co. Ltd., A Shares(b)	890	$6,509
Shanghai Junshi Biosciences Co. Ltd., A Shares(b)	344	3,349
Shanghai Pharmaceuticals Holding Co. Ltd., H Shares	3,718	5,040
Shanghai Pudong Development Bank Co. Ltd., A Shares	5,536	5,036
Shanghai Zhenhua Heavy Industries Co. Ltd., B Shares	49,558	11,844
Shanxi Taigang Stainless Steel Co. Ltd., A Shares	4,600	2,502
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., A Shares	435	13,850
Shenzhen Agricultural Products Group Co. Ltd., A Shares	10,388	7,287
Shenzhen Huaqiang Industry Co. Ltd., A Shares	3,660	5,446
Shenzhen Inovance Technology Co. Ltd., A Shares	940	8,590
Shenzhen International Holdings Ltd.	5,843	3,930
Shenzhen Kaifa Technology Co. Ltd., A Shares	4,056	6,357
Shenzhen Kangtai Biological Products Co. Ltd., A Shares	580	2,473
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares	252	11,237
Shenzhen MTC Co. Ltd., A Shares(b)	7,800	3,687
Shenzhen Neptunus Bioengineering Co. Ltd., A Shares(b)	20,774	9,364
Shenzhou International Group Holdings Ltd.	2,138	14,816
Shijiazhuang Yiling Pharmaceutical Co. Ltd., A Shares	700	2,923
Sieyuan Electric Co. Ltd., A Shares	1,979	9,070
Silergy Corp.	708	8,218
Sino Biopharmaceutical Ltd.	27,960	13,571
Sinopec Oilfield Service Corp., A Shares(b)	21,664	5,462
Sinopharm Group Co. Ltd., H Shares	2,926	5,576
Sinotruk Hong Kong Ltd.	3,465	3,090
Skyworth Digital Co. Ltd., A Shares	1,100	2,246
Smoore International Holdings Ltd.(c)(d)	4,911	5,224
Sun Art Retail Group Ltd.	8,000	1,274
Sungrow Power Supply Co. Ltd., A Shares	400	7,175
Sunny Optical Technology Group Co. Ltd.	2,062	17,875
SuZhou TA&A Ultra Clean Technology Co. Ltd., A Shares	200	1,695
TAL Education Group, ADR(b)	1,239	5,836
Tencent Holdings Ltd.	16,030	419,851
Tencent Music Entertainment Group, ADR(b)	1,686	6,086
Tianqi Lithium Corp., A Shares(b)	200	2,618
Titan Wind Energy Suzhou Co. Ltd., A Shares	1,200	1,930
Tongcheng Travel Holdings Ltd.(b)(c)	3,922	6,115
Tongwei Co. Ltd., A Shares	1,385	8,255
Topsec Technologies Group, Inc., A Shares	3,660	5,641
Topsports International Holdings Ltd.(c)	6,926	3,494
TravelSky Technology Ltd., H Shares	2,963	4,303
Trina Solar Co. Ltd., A Shares	214	1,948
Trip.com Group Ltd., ADR(b)(d)	1,437	32,519
Tsingtao Brewery Co. Ltd., H Shares	1,399	9,802
Vipshop Holdings Ltd., ADR(b)	1,233	8,594
Wanhua Chemical Group Co. Ltd., A Shares	890	9,799

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2022

	Shares	Value
China-(continued)
Weibo Corp., ADR(b)	183	$2,072
Weichai Power Co. Ltd., H Shares	7,267	6,962
Will Semiconductor Co. Ltd., A Shares	270	2,714
Wingtech Technology Co. Ltd., A Shares	594	3,897
Wuliangye Yibin Co. Ltd., A Shares	693	12,676
WuXi AppTec Co. Ltd., A Shares	400	4,187
WuXi AppTec Co. Ltd., H Shares(c)	1,097	8,790
Wuxi Biologics Cayman, Inc.(b)(c)	9,545	43,166
Xiaomi Corp., B Shares(b)(c)	29,171	32,739
Xinhua Winshare Publishing and Media Co. Ltd., H Shares	9,889	5,971
Xinjiang Goldwind Science & Technology Co. Ltd., A Shares	4,750	6,801
Xinyi Solar Holdings Ltd.	13,323	13,221
Xpeng, Inc.(b)	1,629	5,271
Xtep International Holdings Ltd.	2,500	2,293
Yadea Group Holdings Ltd.(c)	1,604	2,448
Yangzijiang Shipbuilding Holdings Ltd.	7,042	5,972
Yankuang Energy Group Co. Ltd., H Shares	7,038	19,814
Yanlord Land Group Ltd.	5,479	3,349
Yantai Eddie Precision Machinery Co. Ltd., A Shares	1,420	2,767
Yihai International Holding Ltd.	961	1,582
Yonyou Network Technology Co. Ltd., A Shares	1,613	5,401
Youngy Co. Ltd., A Shares(b)	100	1,510
Yum China Holdings, Inc.	900	36,368
Yunnan Baiyao Group Co. Ltd., A Shares	791	5,913
Yunnan Energy New Material Co. Ltd., A Shares	198	4,016
Zai Lab Ltd., ADR, (Acquired 09/18/2020 - 10/07/2022; Cost $19,144)(b)(d)(e)	214	4,768
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., A Shares	198	6,185
Zhefu Holding Group Co. Ltd., A Shares	12,761	6,836
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., A Shares	889	8,680
Zhejiang Jiuzhou Pharmaceutical Co. Ltd., A Shares	600	2,920
Zhengqi Holdings Co. Ltd., Rts., TBA(a)(b)	15	0
ZhongAn Online P&C Insurance Co. Ltd., H Shares(b)(c)(d)	1,350	2,514
Zhongsheng Group Holdings Ltd.	2,343	8,895
Zhuzhou CRRC Times Electric Co. Ltd., H Shares	2,003	8,688
Zijin Mining Group Co. Ltd., H Shares	19,114	18,262
Zoomlion Heavy Industry Science and Technology Co. Ltd., H Shares	7,186	2,316
ZTE Corp., H Shares	2,906	5,183
ZTO Express (Cayman), Inc.	800	13,442

		3,987,643

Colombia-0.18%
Bancolombia S.A.	544	3,955
Bancolombia S.A., Preference Shares	830	5,311
Cementos Argos S.A.	3,805	2,595
Grupo de Inversiones Suramericana S.A.	837	6,824
Interconexion Electrica S.A. ESP	1,688	6,661

		25,346

	Shares	Value
Cyprus-0.00%
Galaxy Cosmos Mezz PLC(b)	196	$32
Sunrisemezz PLC(b)	147	12

		44

Czech Republic-0.23%
CEZ A.S	785	25,670
Komercni banka A.S.	223	6,396

		32,066

Egypt-0.13%
Commercial International Bank Egypt S.A.E.	6,238	8,369
Eastern Co. S.A.E.	3,018	1,486
Egypt Kuwait Holding Co. S.A.E.	7,067	8,169

		18,024

Greece-0.39%
Alpha Services and Holdings S.A.(b)	5,301	4,914
Eurobank Ergasias Services and Holdings S.A.(b)	4,337	4,287
Hellenic Telecommunications Organization S.A.	715	11,236
Helleniq Energy Holdings S.A.	243	1,660
JUMBO S.A.	354	5,035
Motor Oil Hellas Corinth Refineries S.A.	211	3,624
Mytilineos S.A.	347	5,823
OPAP S.A.	587	7,194
Piraeus Financial Holdings S.A.(b)	1,030	1,271
Public Power Corp. S.A.(b)	492	3,107
Terna Energy S.A.	286	5,320

		53,471

Hong Kong-0.07%
Alibaba Pictures Group Ltd.(b)	75,019	2,772
Kingboard Laminates Holdings Ltd.(d)	3,460	2,764
Nine Dragons Paper Holdings Ltd.	6,630	3,927

		9,463

Hungary-0.25%
Gedeon Richter PLC	527	10,390
Magyar Telekom Telecommunications PLC	4,528	3,241
MOL Hungarian Oil & Gas PLC	1,246	7,460
OTP Bank Nyrt	579	12,601

		33,692

India-9.31%
Axis Bank Ltd., GDR(c)	2,943	158,922
Dr. Reddy’s Laboratories Ltd., ADR(d)	1,602	87,005
ICICI Bank Ltd., ADR(d)	3,392	74,760
Infosys Ltd., ADR	7,786	145,832
Larsen & Toubro Ltd., GDR(c)	6,093	146,841
Mahindra & Mahindra Ltd., GDR(c)	6,505	106,032
Reliance Industries Ltd., GDR(c)	3,470	211,843
State Bank of India, GDR(c)(d)	1,824	125,491
Tata Motors Ltd., ADR(b)(d)	2,918	72,979
Tata Steel Ltd., GDR(c)	4,874	62,387
Wipro Ltd., ADR(d)	17,960	84,412

		1,276,504

Indonesia-2.51%
PT Adaro Energy Indonesia Tbk	29,426	7,509
PT Astra International Tbk	50,443	21,506
PT Bank Central Asia Tbk	102,955	58,087
PT Bank Mandiri (Persero) Tbk	54,134	36,616

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2022

	Shares	Value
Indonesia-(continued)
PT Bank Negara Indonesia (Persero) Tbk	23,537	$14,185
PT Bank Rakyat Indonesia (Persero) Tbk	172,572	51,448
PT Bank Syariah Indonesia Tbk	7,822	702
PT Barito Pacific Tbk	87,771	4,643
PT Bukit Asam Tbk	13,904	3,485
PT Bumi Serpong Damai Tbk(b)	18,038	1,076
PT Charoen Pokphand Indonesia Tbk	22,603	8,079
PT Elang Mahkota Teknologi Tbk	78,456	7,771
PT Gudang Garam Tbk	1,596	2,466
PT Hanjaya Mandala Sampoerna Tbk	34,894	2,248
PT Indah Kiat Pulp & Paper Corp. Tbk	8,018	4,935
PT Indocement Tunggal Prakarsa Tbk	4,702	2,796
PT Indofood CBP Sukses Makmur Tbk	8,194	5,109
PT Indofood Sukses Makmur Tbk	14,620	6,046
PT Jasa Marga (Persero) Tbk(b)	9,281	2,029
PT Kalbe Farma Tbk	65,188	8,568
PT Media Nusantara Citra Tbk(b)	22,288	1,172
PT MNC Digital Entertainment Tbk(b)	1,984	639
PT Perusahaan Gas Negara Tbk	53,455	6,769
PT Sarana Menara Nusantara Tbk	67,771	5,018
PT Semen Indonesia (Persero) Tbk	9,639	4,913
PT Smartfren Telecom Tbk(b)	468,029	2,341
PT Sumber Alfaria Trijaya Tbk	41,887	7,573
PT Surya Citra Media Tbk	117,741	1,766
PT Telkom Indonesia (Persero) Tbk	138,712	39,041
PT Tower Bersama Infrastructure Tbk	38,310	6,042
PT Unilever Indonesia Tbk	18,499	5,503
PT United Tractors Tbk	5,015	10,385
PT XL Axiata Tbk	18,038	2,914

		343,380

Kuwait-1.02%
Agility Public Warehousing Co. KSC	5,310	13,440
Boubyan Bank KSCP	3,051	8,116
Boubyan Petrochemicals Co. KSCP	2,043	5,257
Gulf Bank KSCP	5,623	6,226
Humansoft Holding Co. KSC	270	2,930
Kuwait Finance House KSCP	8,115	21,221
Mabanee Co. K.P.S.C.	2,744	7,725
Mobile Telecommunications Co. KSCP	2,407	4,655
National Bank of Kuwait SAKP	20,134	70,071

		139,641

Luxembourg-0.04%
Reinet Investments S.C.A.	351	5,637

Malaysia-2.05%
Alliance Bank Malaysia Bhd	3,488	2,730
AMMB Holdings Bhd	8,299	7,179
Axiata Group Bhd	14,263	8,598
British American Tobacco Malaysia Bhd	674	1,500
CIMB Group Holdings Bhd	16,571	19,347
Dialog Group Bhd	14,438	6,291
DiGi.Com Bhd	14,429	11,566
FGV Holdings Bhd	8,277	2,311
Fraser & Neave Holdings Bhd	652	2,832
Genting Bhd	7,600	7,137
Genting Malaysia Bhd	8,881	5,147
Hartalega Holdings Bhd	5,389	2,462
Hong Leong Bank Bhd	2,039	9,125
Hong Leong Financial Group Bhd	720	2,906

	Shares	Value
Malaysia-(continued)
IHH Healthcare Bhd	8,589	$10,809
IOI Corp. Bhd	10,246	8,842
Kuala Lumpur Kepong Bhd	706	3,237
Malayan Banking Bhd	12,370	22,474
Malaysia Airports Holdings Bhd.(b)	2,860	3,617
Maxis Bhd	8,242	6,711
MISC Bhd	2,970	4,542
Nestle Malaysia Bhd	137	3,854
Petronas Chemicals Group Bhd	6,829	12,595
Petronas Dagangan Bhd	720	3,301
PPB Group Bhd	2,061	7,280
Press Metal Aluminium Holdings Bhd	10,482	9,644
Public Bank Bhd	39,361	37,213
QL Resources Bhd	4,105	4,445
RHB Bank Bhd	5,415	6,551
Sime Darby Bhd	12,049	5,734
Sime Darby Plantation Bhd	10,334	9,617
Telekom Malaysia Bhd	2,817	3,313
Tenaga Nasional Bhd	11,450	20,391
Top Glove Corp. Bhd	16,368	2,752
Westports Holdings Bhd	4,255	3,024
YTL Corp. Bhd.(b)	20,793	2,485

		281,562

Mexico-3.39%
Alfa S.A.B. de C.V., Class A	7,320	4,850
Alpek S.A.B. de C.V.	817	1,143
America Movil S.A.B. de C.V., Series L	82,583	78,011
Arca Continental S.A.B. de C.V.	1,265	10,343
Banco del Bajio S.A.(c)	2,103	5,921
Becle S.A.B. de C.V.	2,022	4,269
Cemex S.A.B. de C.V., Series CPO(b)(d)(f)	39,534	15,336
Coca-Cola FEMSA S.A.B. de C.V., Series L	1,537	9,665
Concentradora Fibra Danhos S.A. de C.V.	817	1,008
Controladora Vuela Cia de Aviacion S.A.B. de C.V., Class A(b)	2,278	1,933
El Puerto de Liverpool S.A.B. de C.V., Series C-1	728	3,725
Fibra Uno Administracion S.A. de C.V.	7,299	8,502
Fomento Economico Mexicano S.A.B. de C.V., Series CPO(g)	5,157	36,953
Gruma S.A.B. de C.V., Class B	698	8,082
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.(d)	117	930
Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	707	10,931
Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B	352	8,223
Grupo Bimbo S.A.B. de C.V., Series A	7,770	30,029
Grupo Carso S.A.B. de C.V., Series A1	1,535	6,174
Grupo Comercial Chedraui S.A. de C.V.(d)	2,996	12,054
Grupo Elektra S.A.B. de C.V.(d)	42	2,104
Grupo Financiero Banorte S.A.B. de C.V., Class O	8,160	66,208
Grupo Financiero Inbursa S.A.B. de C.V., Class O(b)(d)	5,336	9,831
Grupo Mexico S.A.B. de C.V., Class B	9,226	33,387
Grupo Televisa S.A.B., Series CPO(h)	7,162	7,585
Industrias Penoles S.A.B. de C.V.	400	4,529

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2022

	Shares	Value
Mexico-(continued)
Kimberly-Clark de Mexico S.A.B. de C.V., Class A(d)	4,357	$6,862
Megacable Holdings S.A.B. de C.V., Series CPO(i)	728	1,526
Operadora de Sites Mexicanos S.A.B. de C.V., Class A-1	7,624	8,281
Orbia Advance Corp. S.A.B. de C.V.	3,349	5,644
Prologis Property Mexico S.A. de C.V.	1,750	4,486
Promotora y Operadora de Infraestructura S.A.B de C.V.	320	2,403
Regional S.A.B. de C.V.	117	816
Sitios Latinoamerica S.A.B. de C.V.(d)	4,128	1,202
Wal-Mart de Mexico S.A.B. de C.V., Series V	13,329	51,391

		464,337

Pakistan-0.01%
Fauji Fertilizer Co. Ltd.	1,947	911

Philippines-0.94%
Aboitiz Power Corp.	6,427	3,510
ACEN Corp.	17,173	1,852
Alliance Global Group, Inc.	15,114	2,342
Ayala Corp.	698	8,034
Ayala Land, Inc.	21,624	9,515
Bank of the Philippine Islands	5,867	9,719
BDO Unibank, Inc.	6,295	13,828
Bloomberry Resorts Corp.(b)	6,305	762
Converge Information and Communications Technology Solutions, Inc.(b)	6,417	1,364
DMCI Holdings, Inc.	7,997	1,310
Globe Telecom, Inc.	70	2,805
GT Capital Holdings, Inc.	364	2,593
International Container Terminal Services, Inc.	3,192	9,529
JG Summit Holdings, Inc.	8,858	6,596
Jollibee Foods Corp.	1,111	4,448
LT Group, Inc.	8,228	1,146
Manila Electric Co.	768	3,994
Megaworld Corp.	45,123	1,620
Metro Pacific Investments Corp.	55,768	3,522
Metropolitan Bank & Trust Co.	6,304	5,624
Monde Nissin Corp.(c)	7,584	1,529
PLDT, Inc.	362	10,207
San Miguel Corp.	970	1,610
Semirara Mining & Power Corp	2,453	1,479
SM Prime Holdings, Inc.	28,128	15,290
Universal Robina Corp.	2,300	4,842

		129,070

Qatar-1.46%
Barwa Real Estate Co.	5,881	5,491
Commercial Bank P.S.Q.C. (The)	6,117	10,572
Doha Bank Q.P.S.C.	4,689	2,840
Industries Qatar Q.S.C.	4,681	20,270
Masraf Al Rayan Q.S.C.	11,339	11,947
Mesaieed Petrochemical Holding Co. Q.P.S.C.	13,375	8,337
Ooredoo Q.P.S.C.	1,580	4,239
Qatar Aluminum Manufacturing Co.	8,439	3,761
Qatar Electricity & Water Co. Q.S.C.	1,552	7,884
Qatar Fuel Q.S.C.	971	5,087
Qatar Gas Transport Co. Ltd.	8,377	9,431
Qatar Insurance Co. (S.A.Q.)	4,938	2,929

	Shares	Value
Qatar-(continued)
Qatar International Islamic Bank Q.S.C.	2,292	$7,282
Qatar Islamic Bank (S.A.Q.)	3,603	24,130
Qatar National Bank Q.P.S.C.	12,930	70,797
United Development Co. Q.S.C.	5,356	2,108
Vodafone Qatar Q.S.C.	5,084	2,337

		199,442

Russia-0.00%
Alrosa PJSC(a)	5,728	0
Gazprom PJSC(a)	23,800	0
Inter RAO UES PJSC(a)	91,895	0
Lukoil PJSC(a)	959	0
Magnit PJSC(a)	196	0
Magnitogorsk Iron & Steel Works PJSC(a)	6,370	0
MMC Norilsk Nickel PJSC(a)	119	0
Mobile TeleSystems PJSC(a)	2,469	0
Moscow Exchange MICEX-RTS PJSC(a)(b)	3,806	0
Novatek PJSC(a)	2,626	0
Novolipetsk Steel PJSC(a)	2,494	0
PhosAgro PJSC(a)	127	0
Polyus PJSC(a)(b)	72	0
Raspadskaya OJSC(a)	586	0
Rosneft Oil Co. PJSC(a)	2,287	0
Rostelecom PJSC(a)	2,632	0
RusHydro PJSC(a)	250,330	0
Sberbank of Russia PJSC(a)(b)	21,738	0
Severstal PAO(a)	487	0
Sistema PJSFC(a)(b)	17,276	0
Surgutneftegas PJSC(a)	18,011	0
Surgutneftegas PJSC, Preference Shares(a)	16,402	0
Tatneft PJSC(a)	4,111	0
Transneft PJSC, Preference Shares(a)	1	0
United Co. RUSAL International PJSC(a)	7,760	0
VTB Bank PJSC(a)(b)	13,924,072	0

		0

Saudi Arabia-6.17%
Abdullah Al Othaim Markets Co.	188	5,684
ACWA Power Co.	435	20,143
Advanced Petrochemical Co.	1,094	12,898
Al Rajhi Bank(b)	4,837	109,676
Alinma Bank	1,812	18,084
Almarai Co. JSC	271	4,060
Arab National Bank	1,372	11,775
Arabian Centres Co. Ltd.	1,281	6,648
Arabian Internet & Communications Services Co.	22	1,452
Bank AlBilad(b)	2,471	33,341
Bank Al-Jazira	266	1,655
Banque Saudi Fransi	1,698	19,522
Bupa Arabia for Cooperative Insurance Co.	358	18,388
Company for Cooperative Insurance (The)	441	9,941
Dallah Healthcare Co.	266	11,355
Dr Sulaiman Al Habib Medical Services Group Co.	181	10,915
Elm Co.	35	3,083
Emaar Economic City(b)	1,826	4,660
Etihad Etisalat Co.	532	5,182
Jarir Marketing Co.	233	10,169
Mobile Telecommunications Co.(b)	1,749	6,042
Mouwasat Medical Services Co.	167	9,733

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2022

	Shares	Value
Saudi Arabia-(continued)
National Industrialization Co.(b)	1,708	$6,082
Qassim Cement Co. (The)	369	7,404
Rabigh Refining & Petrochemical Co.(b)	454	1,648
Riyad Bank	3,170	30,329
SABIC Agri-Nutrients Co.	831	35,164
Sahara International Petrochemical Co.	1,741	18,788
Saudi Airlines Catering Co.(b)	581	11,983
Saudi Arabian Mining Co.(b)	2,329	51,879
Saudi Arabian Oil Co.(c)	5,454	50,657
Saudi Basic Industries Corp.	1,979	46,558
Saudi British Bank (The)	2,560	29,636
Saudi Cement Co.	421	5,972
Saudi Electricity Co.	1,197	8,601
Saudi Ground Services Co.(b)	823	5,695
Saudi Industrial Investment Group	2,759	16,506
Saudi Kayan Petrochemical Co.(b)	2,992	10,479
Saudi National Bank (The)	5,368	84,858
Saudi Research & Media Group(b)	183	9,809
Saudi Tadawul Group Holding Co.	27	1,561
Saudi Telecom Co.	3,857	41,469
Saudia Dairy & Foodstuff Co.	250	15,635
Savola Group (The)	449	3,501
Southern Province Cement Co.	610	8,896
United Electronics Co.	49	998
Yamama Cement Co.(b)	174	1,361
Yanbu National Petrochemical Co., Class A	491	5,841

		845,716

Singapore-0.01%
Yangzijiang Financial Holding Ltd.(b)	7,130	1,562

South Africa-3.90%
Absa Group Ltd.	1,828	19,868
African Rainbow Minerals Ltd.	347	4,884
Anglo American Platinum Ltd.	158	12,562
Aspen Pharmacare Holdings Ltd.	1,106	9,103
AVI Ltd.	645	2,579
Bid Corp. Ltd.	764	12,287
Bidvest Group Ltd. (The)	1,043	12,059
Capitec Bank Holdings Ltd.	184	19,029
Clicks Group Ltd.	784	13,278
Dis-Chem Pharmacies Ltd.(c)	2,211	4,047
Discovery Ltd.(b)	1,271	8,314
Exxaro Resources Ltd.	435	4,841
FirstRand Ltd.	13,416	46,977
Foschini Group Ltd. (The)	726	4,539
Gold Fields Ltd.	2,511	20,289
Growthpoint Properties Ltd.	8,055	5,676
Harmony Gold Mining Co. Ltd.(d)	1,530	4,237
Impala Platinum Holdings Ltd.	2,246	22,989
Investec Ltd.	732	3,599
Kumba Iron Ore Ltd.(d)	184	3,464
Life Healthcare Group Holdings Ltd.	3,702	3,978
Momentum Metropolitan Holdings	3,315	3,099
Mr Price Group Ltd.	615	5,918
MTN Group Ltd.	4,695	33,171
MultiChoice Group	1,349	8,811
Naspers Ltd., Class N	562	58,107
Nedbank Group Ltd.	445	5,268
Netcare Ltd.	4,935	4,184
Northam Platinum Holdings Ltd.(b)	687	6,444

	Shares	Value
South Africa-(continued)
Pepkor Holdings Ltd.(c)	4,008	$4,944
Pick n Pay Stores Ltd.	984	3,161
Rand Merchant Investment Holdings Ltd.	2,591	4,021
Redefine Properties Ltd.	14,358	3,188
Remgro Ltd.	1,666	12,393
Resilient REIT Ltd.	475	1,324
Royal Bafokeng Platinum Ltd.	481	3,865
Sanlam Ltd.	3,442	10,009
Santam Ltd.	226	3,128
Sappi Ltd.(b)	1,889	5,824
Sasol Ltd.	1,234	20,751
Shoprite Holdings Ltd.	1,531	19,486
Sibanye Stillwater Ltd.	7,754	18,198
SPAR Group Ltd. (The)	574	4,865
Standard Bank Group Ltd.	2,931	27,376
Tiger Brands Ltd.(d)	553	5,598
Transaction Capital Ltd.(d)	383	856
Truworths International Ltd.	1,510	4,294
Vodacom Group Ltd.	1,254	8,551
Woolworths Holdings Ltd.	2,470	8,479

		533,912

Taiwan-14.71%
Accton Technology Corp.	1,679	12,662
Acer, Inc.	9,044	6,203
Advanced Energy Solution Holding Co. Ltd.	45	788
Advantech Co. Ltd.	1,269	11,539
ASE Technology Holding Co. Ltd.	8,720	21,758
Asia Cement Corp.	6,898	7,985
ASMedia Technology, Inc.	107	1,933
ASPEED Technology, Inc.	46	2,398
Asustek Computer, Inc.	1,550	11,352
AUO Corp.	22,137	11,610
Capital Securities Corp.	7,241	2,247
Catcher Technology Co. Ltd.	665	3,498
Cathay Financial Holding Co. Ltd.	22,079	25,901
Chailease Holding Co. Ltd.	3,377	15,616
Chang Hwa Commercial Bank Ltd.	14,107	7,267
Cheng Shin Rubber Industry Co. Ltd.	5,508	5,521
Chicony Electronics Co. Ltd.	4,045	10,055
China Airlines Ltd.	6,693	3,521
China Development Financial Holding Corp.	34,866	12,714
China Steel Corp.	35,324	29,434
Chunghwa Telecom Co. Ltd.	10,361	35,692
Compal Electronics, Inc.	13,543	8,868
CTBC Financial Holding Co. Ltd.	44,440	28,135
Delta Electronics, Inc.	6,343	50,689
E Ink Holdings, Inc.	2,375	15,147
E.Sun Financial Holding Co. Ltd.	22,553	16,238
Eclat Textile Co. Ltd.	409	5,388
eMemory Technology, Inc.	76	2,536
ENNOSTAR, Inc.	2,343	2,989
Eva Airways Corp.	7,049	5,119
Evergreen Marine Corp. Taiwan Ltd.	2,831	12,080
Far Eastern International Bank	8,112	2,669
Far Eastern New Century Corp.	13,642	13,611
Far EasTone Telecommunications Co. Ltd.	6,199	13,601
Feng TAY Enterprise Co. Ltd.	1,194	5,947
First Financial Holding Co. Ltd.	28,639	21,998
Formosa Chemicals & Fibre Corp.	9,565	20,631

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2022

	Shares	Value
Taiwan-(continued)
Formosa Petrochemical Corp.	2,119	$5,458
Formosa Plastics Corp.	11,195	28,871
Formosa Taffeta Co. Ltd.	5,158	4,106
Foxconn Technology Co. Ltd.	2,954	4,144
Fubon Financial Holding Co. Ltd.	20,446	32,361
Giant Manufacturing Co. Ltd.	530	3,380
Globalwafers Co. Ltd.	540	6,008
Hiwin Technologies Corp.	414	2,133
Hon Hai Precision Industry Co. Ltd.	32,072	102,021
Hotai Motor Co. Ltd.	719	13,031
HTC Corp.(b)	4,904	7,686
Hua Nan Financial Holdings Co. Ltd.	26,304	17,184
Innolux Corp.	23,769	8,741
Inventec Corp.	9,361	7,088
Largan Precision Co. Ltd.	308	17,683
Lite-On Technology Corp.	4,798	9,530
MediaTek, Inc.	4,017	73,552
Mega Financial Holding Co. Ltd.	28,958	26,871
Micro-Star International Co. Ltd.	2,256	7,666
momo.com, Inc.	148	2,216
Nan Ya Plastics Corp.	14,001	29,677
Nan Ya Printed Circuit Board Corp.	558	3,663
Nien Made Enterprise Co. Ltd.	135	1,043
Novatek Microelectronics Corp.	1,604	11,997
Oneness Biotech Co. Ltd.(b)	526	3,722
Pegatron Corp.	4,862	8,902
Pou Chen Corp.	7,117	6,019
President Chain Store Corp.	1,810	15,054
Quanta Computer, Inc.	7,635	16,207
Realtek Semiconductor Corp.	1,390	11,000
Ruentex Development Co. Ltd.	1,500	1,843
Shanghai Commercial & Savings Bank Ltd. (The)	9,474	13,642
Shanghai Commercial & Savings Bank Ltd. (The), Rts., expiring 12/08/2022(b)	694	202
Shin Kong Financial Holding Co. Ltd.	34,734	8,624
Sino-American Silicon Products, Inc.	936	3,602
SinoPac Financial Holdings Co. Ltd.	34,812	17,394
Synnex Technology International Corp.	6,604	10,780
Taishin Financial Holding Co. Ltd.	25,044	10,298
Taiwan Business Bank	7,964	2,954
Taiwan Cement Corp.	14,721	13,820
Taiwan Cooperative Financial Holding Co. Ltd.	29,408	22,816
Taiwan Fertilizer Co. Ltd.	4,508	7,317
Taiwan Glass Industry Corp.	4,939	3,127
Taiwan Mobile Co. Ltd.	3,118	9,202
Taiwan Semiconductor Manufacturing Co. Ltd.	61,990	750,286
Teco Electric and Machinery Co. Ltd.	7,581	6,705
Transcend Information, Inc.	2,963	5,922
U-Ming Marine Transport Corp.	2,000	2,185
Unimicron Technology Corp.	4,048	15,640
Uni-President Enterprises Corp.	13,470	27,381
United Microelectronics Corp.	32,237	39,118
Vanguard International Semiconductor Corp.	2,680	5,523
Voltronic Power Technology Corp.	126	5,123
Walsin Lihwa Corp.	9,044	10,034
Walsin Technology Corp.	1,267	3,106
Wan Hai Lines Ltd.	2,173	4,566
Win Semiconductors Corp.	1,094	4,142
Winbond Electronics Corp.	6,926	4,191

	Shares	Value
Taiwan-(continued)
Wistron Corp.	7,111	$5,749
Wiwynn Corp.	258	5,797
Yageo Corp.	951	10,831
Yang Ming Marine Transport Corp.	4,461	8,334
Yuanta Financial Holding Co. Ltd.	35,467	21,684
Zhen Ding Technology Holding Ltd.	609	2,003

		2,016,295

Thailand-2.84%
Advanced Info Service PCL, NVDR	3,444	17,283
Airports of Thailand PCL, NVDR(b)	13,052	25,377
Asset World Corp. PCL, NVDR	23,334	3,740
B. Grimm Power PCL, NVDR	2,372	2,103
Bangkok Dusit Medical Services PCL, NVDR	26,813	20,782
Bangkok Expressway & Metro PCL, NVDR	26,195	6,470
Banpu PCL, NVDR	14,536	4,774
Berli Jucker PCL, NVDR	3,370	3,033
BTS Group Holdings PCL, NVDR	24,387	5,318
Bumrungrad Hospital PCL, NVDR	1,065	6,352
Central Pattana PCL, NVDR	7,722	13,949
Central Retail Corp. PCL, NVDR	2,450	2,704
Charoen Pokphand Foods PCL, NVDR	10,891	7,225
CP ALL PCL, NVDR	15,006	23,656
Delta Electronics Thailand PCL, NVDR	789	12,024
Electricity Generating PCL, NVDR	882	3,951
Energy Absolute PCL, NVDR	6,357	16,118
Global Power Synergy PCL, NVDR	1,364	2,222
Gulf Energy Development PCL, NVDR	13,285	17,627
Home Product Center PCL, NVDR	18,909	7,254
Indorama Ventures PCL, NVDR	6,527	7,203
Intouch Holdings PCL, NVDR	7,499	14,186
IRPC PCL, NVDR	7,485	617
Kasikornbank PCL, NVDR	1,267	4,860
Krung Thai Bank PCL, NVDR	16,222	7,459
Krungthai Card PCL, NVDR	4,732	7,087
Land & Houses PCL, NVDR	22,042	5,328
Minor International PCL, NVDR(b)	11,934	8,858
Muangthai Capital PCL, NVDR	2,468	2,351
Osotspa PCL, NVDR	4,028	2,805
PTT Exploration & Production PCL, NVDR	3,705	17,668
PTT Global Chemical PCL, NVDR	3,695	4,223
PTT PCL, NVDR	34,257	32,403
Ratch Group PCL, NVDR	2,575	2,774
SCB X PCL, NVDR	5,850	16,293
SCG Packaging PCL, NVDR	583	796
Siam Cement PCL (The), NVDR	2,566	21,844
Siam Makro PCL, NVDR	4,987	4,717
Srisawad Corp. PCL, NVDR	2,259	2,433
Thai Oil PCL, NVDR	3,625	5,191
Thai Union Group PCL, NVDR	9,671	4,574
Thai Union Group PCL, Rts., expiring 11/24/2022(a)(b)	274	0
TMBThanachart Bank PCL, NVDR	50,173	1,793
TMBThanachart Bank PCL, Wts., expiring 10/25/2025(b)	1,044	14
Total Access Communication PCL, NVDR	4,622	5,465
True Corp. PCL, NVDR	46,501	6,060

		388,964

Turkey-0.94%
Akbank T.A.S.	7,231	5,683

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2022

	Shares	Value
Turkey-(continued)
Aksa Enerji Uretim A.S	1,692	$3,765
Arcelik A.S	698	2,951
Aselsan Elektronik Sanayi Ve Ticaret A.S	2,132	3,693
BIM Birlesik Magazalar A.S	1,461	10,524
Can2 Termik A.S.(b)	883	6,788
Coca-Cola Icecek A.S	313	2,894
EIS Eczacibasi Ilac, Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A.S	1,896	2,031
Enka Insaat ve Sanayi A.S	3,469	3,495
Eregli Demir ve Celik Fabrikalari TAS	3,560	5,684
Ford Otomotiv Sanayi A.S	198	3,864
Gubre Fabrikalari TAS(b)	546	4,270
Haci Omer Sabanci Holding A.S	3,524	6,354
Hektas Ticaret T.A.S.(b)	750	1,154
Is Gayrimenkul Yatirim Ortakligi A.S.(b)	2,825	1,157
Kizilbuk Gayrimenkul Yatirim Ortakligi A.S.(b)	1,100	1,274
KOC Holding A.S	2,579	7,708
Oyak Cimento Fabrikalari A.S.(b)	2,325	2,100
Pegasus Hava Tasimaciligi A.S.(b)	84	1,446
Penta Teknoloji Urunleri Dagitim Ticaret A.S.(b)	963	3,468
Petkim Petrokimya Holding A.S.(b)	4,461	3,223
Sasa Polyester Sanayi A.S.(b)	1,091	7,049
Turk Hava Yollari AO(b)	3,375	18,378
Turkcell Iletisim Hizmetleri A.S	3,128	4,311
Turkiye Garanti Bankasi A.S	785	992
Turkiye Is Bankasi A.S., Class C	9,887	4,953
Turkiye Petrol Rafinerileri A.S.(b)	250	5,093
Turkiye Sise ve Cam Fabrikalari A.S	2,493	4,452

		128,754

United Arab Emirates-2.04%
Abu Dhabi Commercial Bank PJSC	8,117	20,883
Abu Dhabi Islamic Bank PJSC	3,649	9,438
Abu Dhabi National Oil Co. for Distribution PJSC	1,188	1,459
Abu Dhabi Ports Co. PJSC(b)	3,783	5,850
ADNOC Drilling Co. PJSC	3,114	2,840
Air Arabia PJSC	18,556	10,306
AL Seer Marine Supplies & Equipment Co. LLC(b)	385	949
Aldar Properties PJSC	11,465	13,484
Alpha Dhabi Holding PJSC(b)	3,437	22,926
Apex Investment Co. PSC(b)	1,266	1,324
Dana Gas PJSC	34,626	8,861
Dubai Financial Market PJSC	6,323	2,427
Dubai Investments PJSC	22,340	13,259
Dubai Islamic Bank PJSC	5,385	8,533

	Shares	Value
United Arab Emirates-(continued)
Emaar Development PJSC(b)	5,974	$6,961
Emaar Properties PJSC	8,524	14,063
Emirates Telecommunications Group Co. PJSC	9,471	66,526
Fertiglobe PLC	3,350	4,642
First Abu Dhabi Bank PJSC	12,132	59,123
Q Holding PJSC(b)	4,718	5,087

		278,941

United Republic of Tanzania-0.11%
AngloGold Ashanti Ltd.	1,199	15,741

United States-0.18%
GCC S.A.B. de C.V.	865	5,361
JBS S.A.	3,285	15,626
Parade Technologies Ltd.	176	3,326

		24,313

Total Common Stocks & Other Equity Interests (Cost $16,753,467)		12,392,382

Exchange-Traded Funds-9.43%
India-9.43%
Invesco India ETF(j)	27,958	683,293
iShares MSCI India ETF(d)	14,410	608,102

Total Exchange-Traded Funds (Cost $1,275,916)		1,291,395

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.86% (Cost $18,029,383)		13,683,777

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.58%
Invesco Private Government Fund, 3.18%(j)(k)(l)	175,821	175,821
Invesco Private Prime Fund, 3.28%(j)(k)(l)	451,899	451,899

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $627,681)		627,720

TOTAL INVESTMENTS IN SECURITIES-104.44% (Cost $18,657,064)		14,311,497
OTHER ASSETS LESS LIABILITIES-(4.44)%		(608,028)

NET ASSETS-100.00%		$13,703,469

Investment Abbreviations:

ADR-American Depositary Receipt

CPO-Certificates of Ordinary Participation

ETF-Exchange-Traded Fund

GDR-Global Depositary Receipt

NVDR-Non-Voting Depositary Receipt

REIT-Real Estate Investment Trust

Rts.-Rights

TBA-To Be Announced

Wts.-Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2022

Notes to Schedule of Investments:

(a)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $1,368,503, which represented 9.99% of the Fund’s Net Assets.

(d)	All or a portion of this security was out on loan at October 31, 2022.
(e)	Restricted security. The aggregate value of these securities at October 31, 2022 was $26,006, which represented less than 1% of the Fund’s Net Assets.
(f)	Each CPO for Cemex S.A.B. de C.V. represents two Series A shares and one Series B share.
(g)	Each CPO for Fomento Economico Mexicano S.A.B. de C.V. represents one Series B share and four Series D shares.
(h)	Each CPO for Grupo Televisa S.A.B, Series CPO. represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.
(i)	Each CPO for Megacable Holdings S.A.B. de C.V. represents two Series shares.
(j)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Value October 31, 2022	Dividend Income

Invesco India ETF	$518,180	$366,426	$(124,682)	$(66,837)	$16,577		$683,293	$1,979

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	76,781	731,107	(807,888)	-	-		-	118

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	120,790	6,034,836	(5,979,805)	-	-		175,821	3,070	*
Invesco Private Prime Fund	281,842	12,198,619	(12,028,387)	39	(214)		451,899	8,297	*

Total	$997,593	$19,330,988	$(18,940,762)	$(66,798)	$16,363	**	$1,311,013	$13,464

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

**	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain

Invesco India ETF	$26,371

(k)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(l)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Statement of Assets and Liabilities

October 31, 2022

	Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)	Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)	Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)
Assets:
Unaffiliated investments in securities, at value(a)	$121,473,791	$77,637,591	$13,000,484
Affiliated investments in securities, at value	3,741,772	6,267,954	1,311,013
Foreign currencies, at value	-	-	13,392
Deposits with brokers:
Cash segregated as collateral	1,810,339	-	38,131
Receivable for:
Dividends and interest	158,034	210,017	7,349
Securities lending	1,886	1,361	910
Investments sold	2,654,110	10,034	3
Fund shares sold	2,215,602	-	36,122
Foreign tax reclaims	-	50,837	-

Total assets	132,055,534	84,177,794	14,407,404

Liabilities:
Due to custodian	-	-	788
Due to foreign custodian	-	12,804	-
Payable for:
Investments purchased	4,920,149	9,893	36,124
Collateral upon return of securities loaned	3,682,354	6,156,882	627,681
Collateral upon receipt of securities in-kind	1,810,339	-	38,131
Accrued unitary management fees	7,269	4,500	1,180
Other payables	-	-	31

Total liabilities	10,420,111	6,184,079	703,935

Net Assets	$121,635,423	$77,993,715	$13,703,469

Net assets consist of:
Shares of beneficial interest	$129,725,593	$106,264,397	$18,833,101
Distributable earnings (loss)	(8,090,170)	(28,270,682)	(5,129,632)

Net Assets	$121,635,423	$77,993,715	$13,703,469

Shares outstanding (unlimited amount authorized, $0.01 par value)	4,950,001	3,600,001	700,001
Net asset value	$24.57	$21.66	$19.58

Market price	$24.59	$21.72	$19.64

Unaffiliated investments in securities, at cost	$129,779,238	$104,124,184	$17,355,789

Affiliated investments in securities, at cost	$3,741,772	$6,268,085	$1,301,275

Foreign currencies (due to foreign custodian), at cost	$-	$(12,912)	$13,455

(a)Includes securities on loan with an aggregate value of:	$3,602,832	$5,826,147	$603,944

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Statements of Operations

For the year ended October 31, 2022

	Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)	Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)	Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)
Investment income:
Unaffiliated interest income	$5,969,993	$-	$7
Unaffiliated dividend income	-	2,992,641	511,305
Affiliated dividend income	1,730	905	2,097
Non-cash dividend income	-	41,228	13,970
Securities lending income, net	4,070	21,087	6,149
Foreign withholding tax	-	(280,350)	(43,582)

Total investment income	5,975,793	2,775,511	489,946

Expenses:
Unitary management fees	67,411	65,545	19,682
Tax expenses	-	-	936

Total expenses	67,411	65,545	20,618

Less: Waivers	(105)	(59)	(4,970)

Net expenses	67,306	65,486	15,648

Net investment income	5,908,487	2,710,025	474,298

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(796,525)	(1,429,722)	(605,081)
Affiliated investment securities	(2,136)	(212)	16,363
In-kind redemptions	(124,130)	228,778	-
Foreign currencies	-	(35,136)	(5,281)
Distributions of underlying fund shares	-	-	26,371

Net realized gain (loss)	(922,791)	(1,236,292)	(567,628)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(8,750,936)	(27,145,708)	(4,554,916)
Affiliated investment securities	-	(131)	(66,798)
Foreign currencies	-	(7,565)	(125)

Change in net unrealized appreciation (depreciation)	(8,750,936)	(27,153,404)	(4,621,839)

Net realized and unrealized gain (loss)	(9,673,727)	(28,389,696)	(5,189,467)

Net increase (decrease) in net assets resulting from operations	$(3,765,240)	$(25,679,671)	$(4,715,169)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Statements of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)		Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)		Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)
	2022	2021	2022	2021	2022	2021
Operations:
Net investment income	$5,908,487	$1,143,858	$2,710,025	$240,660	$474,298	$192,890
Net realized gain (loss)	(922,791)	151,996	(1,236,292)	(49,942)	(567,628)	(96,527)
Change in net unrealized appreciation (depreciation)	(8,750,936)	221,002	(27,153,404)	877,821	(4,621,839)	174,620

Net increase (decrease) in net assets resulting from operations	(3,765,240)	1,516,856	(25,679,671)	1,068,539	(4,715,169)	270,983

Distributions to Shareholders from:
Distributable earnings	(5,579,040)	(872,608)	(3,114,627)	(176,508)	(500,783)	(157,773)

Shareholder Transactions:
Proceeds from shares sold	112,102,622	42,247,747	38,575,699	67,426,085	7,537,315	8,781,479
Value of shares repurchased	(33,948,435)	(2,936,202)	(2,348,895)	-	-	-
Transaction fees	-	-	-	-	15,230	-

Net increase in net assets resulting from share transactions	78,154,187	39,311,545	36,226,804	67,426,085	7,552,545	8,781,479

Net increase in net assets	68,809,907	39,955,793	7,432,506	68,318,116	2,336,593	8,894,689

Net assets:
Beginning of year	52,825,516	12,869,723	70,561,209	2,243,093	11,366,876	2,472,187

End of year	$121,635,423	$52,825,516	$77,993,715	$70,561,209	$13,703,469	$11,366,876

Changes in Shares Outstanding:
Shares sold	4,290,000	1,590,000	1,300,000	2,300,000	300,000	300,000
Shares repurchased	(1,320,000)	(110,000)	(100,000)	-	-	-
Shares outstanding, beginning of year	1,980,001	500,001	2,400,001	100,001	400,001	100,001

Shares outstanding, end of year	4,950,001	1,980,001	3,600,001	2,400,001	700,001	400,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Financial Highlights

Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)

	Years Ended October 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of year	$26.68	$25.74	$24.89	$24.40		$24.99
Net investment income(a)	1.58	1.12	0.35	0.59		0.63
Net realized and unrealized gain (loss) on investments	(2.29)	0.53	0.71	0.39		(0.55)
Total from investment operations	(0.71)	1.65	1.06	0.98		0.08
Distributions to shareholders from:
Net investment income	(1.39)	(0.69)	(0.21)	(0.49)		(0.67)
Net realized gains	(0.01)	(0.02)	-	-		-
Total distributions	(1.40)	(0.71)	(0.21)	(0.49)		(0.67)
Net asset value at end of year	$24.57	$26.68	$25.74	$24.89		$24.40
Market price at end of year(b)	$24.59	$26.70	$25.75	$24.90		$24.40
Net Asset Value Total Return(c)	(2.79)%	6.46%	4.28%	4.04%		0.33%
Market Price Total Return(c)	(2.78)%	6.50%	4.28%	4.07%		0.33%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$121,635	$52,826	$12,870	$7,467		$2,440
Ratio to average net assets of:
Expenses	0.07%	0.07%	0.07%	0.20	%(d)	0.07%
Net investment income	6.14%	4.26%	1.40%	2.39	%(d)	2.53%
Portfolio turnover rate(e)	27%	28%	29%	30%		19%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.13%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Financial Highlights–(continued)

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)

	Years Ended October 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of year	$29.40	$22.43	$24.31	$22.80		$25.37
Net investment income(a)	0.74	0.78	0.53	0.69		0.73
Net realized and unrealized gain (loss) on investments	(7.62)	6.78	(1.88)	1.61		(2.60)
Total from investment operations	(6.88)	7.56	(1.35)	2.30		(1.87)
Distributions to shareholders from:
Net investment income	(0.86)	(0.59)	(0.53)	(0.77)		(0.70)
Net realized gains	-	-	-	(0.02)		-
Total distributions	(0.86)	(0.59)	(0.53)	(0.79)		(0.70)
Net asset value at end of year	$21.66	$29.40	$22.43	$24.31		$22.80
Market price at end of year(b)	$21.72	$29.51	$22.63	$24.35		$23.03
Net Asset Value Total Return(c)	(23.71)%	33.78%	(5.33)%	10.31%		(7.60)%
Market Price Total Return(c)	(23.80)%	33.09%	(4.66)%	9.37%		(7.30)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$77,994	$70,561	$2,243	$2,431		$2,280
Ratio to average net assets of:
Expenses	0.07%	0.07%	0.07%	0.37	%(d)	0.07%
Net investment income	2.89%	2.77%	2.30%	2.99	%(d)	2.89%
Portfolio turnover rate(e)	6%	7%	3%	4%		7%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.30%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Financial Highlights–(continued)

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)

	Years Ended October 31,
	2022		2021		2020		2019		2018
Per Share Operating Performance:
Net asset value at beginning of year	$28.42		$24.72		$23.86		$21.66		$25.07
Net investment income(a)	0.83		0.76		0.55		0.74	(b)	0.66
Net realized and unrealized gain (loss) on investments	(8.81)		3.45		1.06		2.06		(3.42)
Total from investment operations	(7.98)		4.21		1.61		2.80		(2.76)
Distributions to shareholders from:
Net investment income	(0.89)		(0.51)		(0.75)		(0.60)		(0.65)
Transaction fees	0.03		-		-		-		-
Net asset value at end of year	$19.58		$28.42		$24.72		$23.86		$21.66
Market price at end of year(c)	$19.64		$28.36		$24.97		$23.82		$21.75
Net Asset Value Total Return(d)	(28.46)%		17.02%		7.08%		13.02%		(11.28)%
Market Price Total Return(d)	(28.09)%		15.61%		8.33%		12.34%		(11.38)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$13,703		$11,367		$2,472		$2,386		$2,166
Ratio to average net assets of:
Expenses, after Waivers	0.11	%(e)	0.10	%(e)	0.11	%(e)	0.39	%(e)(f)	0.11%
Expenses, prior to Waivers	0.15	%(e)	0.14	%(e)	0.14	%(e)	0.43	%(e)(f)	0.14%
Net investment income	3.37%		2.63%		2.35%		3.16	%(b)(f)	2.64%
Portfolio turnover rate(g)	13%		32%		18%		13%		16%

(a)	Based on average shares outstanding.
(b)

Net Investment income per share and the ratio of net investment income to average net assets include a non-cash taxable distribution received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the non-cash taxable distribution are $0.56 and 2.39%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.29%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

October 31, 2022

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)	“PureBetaSM 0-5 Yr US TIPS ETF”

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)	“PureBetaSM FTSE Developed ex-North America ETF”

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)	“PureBetaSM FTSE Emerging Markets ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on Cboe BZX Exchange, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

PureBetaSM 0-5 Yr US TIPS ETF	ICE BofA 0-5 Year US Inflation-Linked Treasury IndexSM

PureBetaSM FTSE Developed ex-North America ETF	FTSE Developed ex North America Index

PureBetaSM FTSE Emerging Markets ETF	FTSE Emerging Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly.

45

Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of

46

withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

47

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Treasury Inflation-Protected Securities - PureBetaSM 0-5 Yr US TIPS ETF may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as Treasury Inflation-Protected Securities inflation adjustment in the Statements of Operations, even though investors do not receive their principal until maturity.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended October 31, 2022, PureBetaSM FTSE Emerging Markets ETF had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by that Fund as listed below:

Amount

PureBetaSM FTSE Emerging Markets ETF	$344

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from

48

investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

L.	Other Risks

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Changing U.S. Fixed-Income Market Conditions Risk. The historically low interest rate environment observed over the past several years was created in part by the Federal Reserve Board (“FRB”) keeping the federal funds rates at, near or below zero. In recent years, the FRB began “tapering” its quantitative easing program, leading to fluctuations in the Federal Funds Rate. However, in response to the impact of the COVID-19 pandemic, in March 2020 the FRB announced cuts to the Federal Funds Rate and a new round of quantitative easing, before implementing several rounds of rate increases in 2022. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the FRB or other regulatory actions may affect interest rates and/or reduce liquidity for fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of a Fund’s investments and share price may decline. Changes in FRB policies could also result in higher than normal shareholder redemptions, which could potentially increase a Fund’s portfolio turnover rate and transaction costs.

China Investment Risk. Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers (or the threat thereof), including as a result of trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by a Fund. Further, health events, such as the recent coronavirus outbreak, may cause uncertainty and volatility in the Chinese economy, especially in the consumer discretionary (leisure, retail, gaming, tourism), industrials, and commodities sectors. Additionally, the inability of the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global

49

economic developments and economic conditions, causing an adverse impact on a Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging markets securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information, including financial information, about securities in emerging markets may contribute to incorrect weightings and data and computational errors when a Fund’s index provider selects securities for inclusion in the Fund’s Underlying Index or rebalances the Underlying Index.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities are also subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

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Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Inflation-Linked Security Risk. For certain Funds, the value of inflation-linked securities generally will fluctuate in response to changes in real interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation -indexed securities will generally vary up or down along with the rate of inflation.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If a Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk. To the extent certain Funds become non-diversified, such Funds can invest a greater portion of their respective assets in securities of individual issuers than can a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase certain Funds’ volatility and cause the performance of a relatively small number of issuers to have a greater impact on such Funds’ performance.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

U.S. Government Obligations Risk. Certain Funds may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets,

51

result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuations in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

PureBetaSM 0-5 Yr US TIPS ETF	0.07%

PureBetaSM FTSE Developed ex-North America ETF	0.07%

PureBetaSM FTSE Emerging Markets ETF	0.14%

Through at least August 31, 2024, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended October 31, 2022, the Adviser waived fees for each Fund in the following amounts:

PureBetaSM 0-5 Yr US TIPS ETF	$105

PureBetaSM FTSE Developed ex-North America ETF	59

PureBetaSM FTSE Emerging Markets ETF	4,970

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

PureBetaSM 0-5 Yr US TIPS ETF	ICE Data Indices, LLC

PureBetaSM FTSE Developed ex-North America ETF	FTSE International Ltd.

PureBetaSM FTSE Emerging Markets ETF	FTSE International Ltd.

52

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended October 31, 2022, the following Fund incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Fund, as listed below:

PureBetaSM FTSE Emerging Markets ETF	$143

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

PureBetaSM 0-5 Yr US TIPS ETF

Investments in Securities

U.S. Treasury Securities	$-	$121,473,791	$-	$121,473,791

Money Market Funds	59,418	3,682,354	-	3,741,772

Total Investments	$59,418	$125,156,145	$-	$125,215,563

PureBetaSM FTSE Developed ex-North America ETF

Investments in Securities

Common Stocks & Other Equity Interests	$77,637,302	$289	$0	$77,637,591

Money Market Funds	111,203	6,156,751	-	6,267,954

Total Investments	$77,748,505	$6,157,040	$0	$83,905,545

PureBetaSM FTSE Emerging Markets ETF

Investments in Securities

Common Stocks & Other Equity Interests	$12,375,113	$1,063	$16,206	$12,392,382

Exchange-Traded Funds	1,291,395	-	-	1,291,395

Money Market Funds	-	627,720	-	627,720

Total Investments	$13,666,508	$628,783	$16,206	$14,311,497

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NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022		2021
	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*

PureBetaSM 0-5 Yr US TIPS ETF	$5,578,034	$1,006	$872,608

PureBetaSM FTSE Developed ex-North America ETF	3,114,627	-	176,508

PureBetaSM FTSE Emerging Markets ETF	500,783	-	157,773

* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

PureBetaSM 0-5 Yr US TIPS ETF	$719,398	$5,364	$-	$(8,814,932)	$-	$-	$129,725,593	$121,635,423

PureBetaSM FTSE Developed ex-North America ETF	-	-	(973)	(26,868,584)	(7,951)	(1,393,174)	106,264,397	77,993,715

PureBetaSM FTSE Emerging Markets ETF	8,295	-	-	(4,625,058)	(148)	(512,721)	18,833,101	13,703,469

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of October 31, 2022, as follows:

	No expiration
	Short-Term	Long-Term	Total*

PureBetaSM 0-5 Yr US TIPS ETF	$ -	$ -	$ -

PureBetaSM FTSE Developed ex-North America ETF	965,521	427,653	1,393,174

PureBetaSM FTSE Emerging Markets ETF	194,310	318,411	512,721

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended October 31, 2022, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

PureBetaSM FTSE Developed ex-North America ETF	$8,206,176	$5,457,873

PureBetaSM FTSE Emerging Markets ETF	7,171,808	1,861,855

For the fiscal year ended October 31, 2022, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales

PureBetaSM 0-5 Yr US TIPS ETF	$93,981,761	$27,403,026

PureBetaSM FTSE Developed ex-North America ETF	35,274,449	2,148,440

PureBetaSM FTSE Emerging Markets ETF	2,217,610	-

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

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As of October 31, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost

PureBetaSM 0-5 Yr US TIPS ETF	$-	$(8,814,932)	$(8,814,932)	$134,030,495

PureBetaSM FTSE Developed ex-North America ETF	983,279	(27,851,863)	(26,868,584)	110,774,129

PureBetaSM FTSE Emerging Markets ETF	649,961	(5,275,019)	(4,625,058)	18,936,555

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions, in-kind transactions, passive foreign investment companies, foreign currency transactions, taxable spinoff and excise taxes, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2022, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

PureBetaSM 0-5 Yr US TIPS ETF	$-	$451,552	$(451,552)

PureBetaSM FTSE Developed ex-North America ETF	324,888	(436,371)	111,483

PureBetaSM FTSE Emerging Markets ETF	(461)	1,396	(935)

NOTE 8–Trustees’ and Officer’s Fees

The Adviser, as a result of each Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF and Invesco PureBetaSM FTSE Emerging Markets ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF and Invesco PureBetaSM FTSE Emerging Markets ETF (three of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

56

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

In addition to the fees and expenses which the Invesco PureBetaSM FTSE Emerging Markets ETF (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times.

Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly is included in the Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)

Actual	$1,000.00	$970.30	0.07%	$0.35

Hypothetical (5% return before expenses)	1,000.00	1,024.85	0.07	0.36

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)

Actual	1,000.00	874.20	0.07	0.33

Hypothetical (5% return before expenses)	1,000.00	1,024.85	0.07	0.36

57

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)

Actual	$1,000.00	$827.50	0.10%	$0.46

Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

58

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*	Long Term Capital Gains	Qualified Short Term Gains

Invesco PureBetaSM 0-5 Yr US TIPS ETF	0%	0%	0%	100%	99%	100%	$1,006	$16,992

Invesco PureBetaSM FTSE Developed ex-North America ETF	0%	77%	0%	0%	0%	0%	-	-

Invesco PureBetaSM FTSE Emerging Markets ETF	0%	38%	0%	0%	0%	0%	-	-

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

	Foreign Taxes Per Share	Foreign Source Income Per Share

Invesco PureBetaSM FTSE Developed ex-North America ETF	$0.0565	$0.8967

Invesco PureBetaSM FTSE Emerging Markets ETF	0.0584	0.7217

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of October 31, 2022

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	234	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	234	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	234	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

61

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	234	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2007	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	234	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	234	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

63

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	234	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

64

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	234	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2007	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	234	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

65

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	234	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

66

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

67

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

68

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

69

(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PBETA-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders
October 31, 2022

IDLB	Invesco FTSE International Low Beta Equal Weight ETF

EELV	Invesco S&P Emerging Markets Low Volatility ETF

EEMO	Invesco S&P Emerging Markets Momentum ETF

IDHD	Invesco S&P International Developed High Dividend Low Volatility ETF

IDLV	Invesco S&P International Developed Low Volatility ETF

IDMO	Invesco S&P International Developed Momentum ETF

2

The Market Environment

Domestic Equity

The fiscal year ended October 31, 2022 began with continued volatility in equity markets in the fourth quarter of 2021 amid substantial inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil rose,1 causing higher gas prices for consumers, and the Consumer Price Index (CPI) reported for November 2021 increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.2 To combat inflation, the US Federal Reserve (the Fed) announced the potential for three or more interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflation pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.1 Inflation continued to be a top concern for consumers, investors and the Fed. To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March and the Fed indicated it would “taper” its asset purchase program quickly.3

As the war in Ukraine continued and corporate earnings in high-profile names like Netflix reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued into the second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 40-year high to 8.6% for the 12 months ended May 2022.2 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.1 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3 US equity markets rose in July and much of August until Fed chairman Jerome Powell’s hawkish comments at an economic policy symposium held in Jackson Hole, Wyoming sparked a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.3

After experiencing a sharp drop in September 2022, US equity markets rebounded in October with strong gains, despite mixed data on the economy and corporate earnings. Inflation data reported in October came in higher than expected; however, the labor market remained strong, with payroll employment gains and a decline in the unemployment rate to a near record low of 3.5% in September.2 The initial estimate of third quarter real gross domestic product showed an increase of 2.6% (annualized) after falling in the prior two quarters, but the headline number masked a drop in demand and investment. Corporate earnings were generally in line with expectations, but many companies’ forward earnings guidance was weaker than expected.

In this environment, US stocks had negative double-digit returns for the fiscal year ended October 31, 2022 of (14.61)%, as measured by the S&P 500 Index.4

[1]	Source: Bloomberg LP
[2]	Source: US Bureau of Labor Statistics
[3]	Source: US Federal Reserve
[4]	Source: Lipper Inc.

Global Equity

At the beginning of the fiscal year ended October 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

Global equity markets declined in the first half of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains, and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

Inflation headwinds continued into the third quarter of 2022. The US Federal Reserve (the Fed), the European Central Bank and the Bank of England all raised interest rates. In contrast, the People’s Bank of China lowered its policy rate and the Bank of Japan kept rates the same. Emerging market equities, hampered by the strong US dollar, underperformed developed market equities.

During October 2022, developed market equities rebounded and were in positive territory. Developed market equities outperformed emerging market equities, which declined primarily driven by weakness in China as Chinese markets reacted to the reappointment of President Xi and his authority, with no signs of the country’s zero-COVID-19 policy being relaxed. Despite the rebound in October for developed market equities, at the end of the fiscal year, trailing one-year returns for developed market equities and emerging market equities were both in negative territory.

3

IDLB	Management’s Discussion of Fund Performance
Invesco FTSE International Low Beta Equal Weight ETF (IDLB)

As an index fund, the Invesco FTSE International Low Beta Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE Developed ex-U.S. Low Beta Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to provide exposure to constituents of the FTSE Developed ex US Index (the “Developed ex US Index”) that exhibit low beta characteristics. The Developed ex US Index is designed to measure the performance of the international equity markets and consists of large and mid-capitalization companies from developed markets throughout the world, excluding the United States. Beta is a measure of relative risk and is the rate of change of a security’s price. The Index is equally weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (26.68)%. On a net asset value (“NAV”) basis, the Fund returned (26.15)%. During the same time period, the Index returned (26.03)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as residual cash holdings due to the Fund’s small size.

During this same time period, the MSCI World ex USA Index (Net) (the “Benchmark Index”) returned (22.04)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 935 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall international equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a beta driven stock selection and equal weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the real estate sector and most underweight in the financials sector during the fiscal year ended October 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its underweight allocation to and stock selection within the health care and energy sectors.

For the fiscal year ended October 31, 2022, no sector contributed positively to the Fund’s return. The industrials sector detracted most significantly from the Fund’s return, followed by the consumer staples and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022 included Kenon Holdings, Ltd., a utilities company (portfolio average weight of 0.14%), and Hitachi Transport System Ltd., an industrials company (portfolio average weight of 0.15%). Positions that detracted most significantly from the Fund’s return included Varta AG, an industrials company (portfolio average weight of 0.10%), and Koninklijke Philips N.V., a health care company (portfolio average weight of 0.10%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Industrials	18.03
Financials	15.12
Consumer Staples	12.42
Consumer Discretionary	10.13
Materials	8.26
Real Estate	7.58
Communication Services	7.48
Health Care	6.76
Information Technology	5.40
Utilities	4.20
Energy	3.26
Money Market Funds Plus Other Assets Less Liabilities	1.36

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Polski Koncern Naftowy ORLEN S.A.	0.23
Eisai Co. Ltd.	0.18
AIB Group PLC	0.16
FinecoBank Banca Fineco S.p.A.	0.16
Danske Bank A/S	0.15
Commerzbank AG	0.15
Bankinter S.A.	0.15
Santander Bank Polska S.A.	0.15
Bank of Ireland Group PLC	0.15
Sodexo S.A.	0.15
Total	1.63

*	Excluding money market fund holdings.

4

Invesco FTSE International Low Beta Equal Weight ETF (IDLB) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
FTSE Developed ex-U.S. Low Beta Equal Weight Index (Net)	(26.03)%	(5.50)%	(15.61)%	(2.80)%	(13.25)%	1.12%	8.13%
MSCI World ex USA Index (Net)	(22.04)	(0.49)	(1.46)	0.41	2.05	3.04	23.26
Fund
NAV Return	(26.15)	(5.87)	(16.60)	(3.25)	(15.21)	0.63	4.49
Market Price Return	(26.68)	(5.84)	(16.51)	(3.34)	(15.63)	0.48	3.40

Fund Inception: November 5, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

5

EELV	Management’s Discussion of Fund Performance
Invesco S&P Emerging Markets Low Volatility ETF (EELV)

As an index fund, the Invesco S&P Emerging Markets Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P BMI Emerging Markets Low Volatility IndexTM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the 200 least volatile stocks (over the trailing 12 months) included in the S&P Emerging Plus LargeMidCap Index. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. S&P DJI measures the realized volatility of the Index’s 200 constituents over the trailing 12 months and weights constituents so that the least volatile stocks receive the highest weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (10.40)%. On a net asset value (“NAV”) basis, the Fund returned (10.68)%. During the same time period, the Index returned (9.91)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs around quarterly rebalances during the period that were higher than average given the relatively less liquid nature of many emerging markets securities.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned (31.03)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1400 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging equity markets overall.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a beta driven stock selection and an inverse volatility weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to its overweight allocation to and stock selection within the financials sector as well as its underweight allocation to and stock selection within the communication services and consumer discretionary sectors, respectively.

For the fiscal year ended October 31, 2022, the health care sector contributed most significantly to the Fund’s return, followed by the energy sector. The financials sector detracted most significantly from the Fund’s return, followed by the materials and information technology sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022 included Ooredoo Q.P.S.C., a communication services company (portfolio average weight of 0.57%), and Alinma Bank, a financials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Mobile TeleSystems PJSC, a communication services company (portfolio average weight of 0.14%), and X5 Retail Group N.V., a consumer staples company (portfolio average weight of 0.11%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Financials	31.75
Consumer Staples	10.90
Communication Services	9.59
Information Technology	9.34
Consumer Discretionary	7.82
Materials	7.17
Industrials	7.10
Utilities	5.14
Real Estate	3.96
Energy	3.60
Health Care	3.48
Money Market Funds Plus Other Assets Less Liabilities	0.15

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
KT&G Corp.	1.09
National Bank of Kuwait SAKP	0.91
Malayan Banking Bhd.	0.90
Taiwan Mobile Co. Ltd.	0.83
Tisco Financial Group PCL, NVDR	0.80
Taiwan High Speed Rail Corp.	0.76
Hong Leong Bank Bhd.	0.75
Mobile Telecommunications Co. KSCP	0.75
Chunghwa Telecom Co. Ltd.	0.74
Abu Dhabi National Oil Co. for Distribution PJSC	0.72
Total	8.25

*	Excluding money market fund holdings.

6

Invesco S&P Emerging Markets Low Volatility ETF (EELV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P BMI Emerging Markets Low Volatility Index™ (Net)	(9.91)%	1.69%	5.14%	1.91%	9.90%	1.49%	15.96%	2.55%	31.21%
MSCI Emerging Markets IndexSM (Net)	(31.03)	(4.42)	(12.67)	(3.09)	(14.54)	0.79	8.20	1.36	15.76
Fund
NAV Return	(10.68)	0.93	2.80	1.19	6.08	0.81	8.37	1.74	20.50
Market Price Return	(10.40)	1.24	3.77	1.26	6.45	0.90	9.39	1.72	20.16

Fund Inception: January 13, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

7

EEMO	Management’s Discussion of Fund Performance
Invesco S&P Emerging Markets Momentum ETF (EEMO)

As an index fund, the Invesco S&P Emerging Markets Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P Momentum Emerging Plus LargeMidCap Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of constituents of the S&P Emerging Plus LargeMidCap (the “Emerging LargeMidCap Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Emerging LargeMidCap Index, which is designed to measure publicly listed equity securities of companies with float-adjusted market values of at least $100 million in emerging market countries.

In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the Emerging LargeMidCap Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. The Index Provider then ranks all the stocks in descending order by momentum score, selects the top 20% for inclusion in the Index and weights the selected securities based on a modified market capitalization-weighted strategy. While the Fund generally seeks to invest in all of the securities comprising the Index in proportion to their weightings in the Index, at times the composition of the Index may make such “full replication” impracticable. In such circumstances, the Fund will utilize a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (18.28)%. On a net asset value (“NAV”) basis, the Fund returned (18.82)%. During the same time period, the Index returned (18.18)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period as well as trading costs around quarterly rebalances during the period.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned (31.03)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately

1400 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging equity markets overall.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a beta driven stock selection and a momentum weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to its overweight allocation to and security selection within the financials and materials sectors, respectively.

For the fiscal year ended October 31, 2022, the utilities sector contributed most significantly to the Fund’s return, followed by the industrials and materials sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the consumer discretionary sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022 included Vale S.A., a materials company (no longer held at fiscal year-end), and Saudi Arabian Mining Co., a materials company (portfolio average weight of 1.17%). Positions that detracted most significantly from the Fund’s return included Gazprom PJSC, an energy company (portfolio average weight of 1.03%), and NIO Inc., Class A, a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Financials	46.26
Energy	11.73
Utilities	10.10
Industrials	7.41
Materials	6.27
Consumer Discretionary	5.37
Communication Services	4.20
Consumer Staples	3.24
Sector Types Each Less Than 3%	5.47
Money Market Funds Plus Other Assets Less Liabilities	(0.05)

8

Invesco S&P Emerging Markets Momentum ETF (EEMO) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
ICICI Bank Ltd.	3.28
Petroleo Brasileiro S.A., Preference Shares	2.92
Al Rajhi Bank	2.90
Petroleo Brasileiro S.A.	2.73
Saudi National Bank (The)	2.64
National Bank of Kuwait SAKP	2.52
PT Bank Central Asia Tbk	2.20
Sociedad Quimica y Minera de Chile S.A., Class B, Preference Shares	1.98
Adani Total Gas Ltd.	1.75
Saudi Arabian Oil Co.	1.70
Total	24.62

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P Momentum Emerging Plus LargeMidCap Index (Net)	(18.18)%	(3.00)%	(8.73)%	(1.80)%	(8.67)%	0.52%	5.28%	(0.71)%	(7.32)%
MSCI Emerging Markets IndexSM (Net)	(31.03)	(4.42)	(12.67)	(3.09)	(14.54)	0.79	8.20	0.29	3.19
Fund
NAV Return	(18.82)	(3.74)	(10.80)	(2.64)	(12.50)	(0.77)	(7.43)	(1.95)	(18.97)
Market Price Return	(18.28)	(3.76)	(10.86)	(2.80)	(13.23)	(0.82)	(7.86)	(2.05)	(19.87)

9

Invesco S&P Emerging Markets Momentum ETF (EEMO) (continued)

Fund Inception: February 24, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

The Blended-S&P Momentum Emerging Plus LargeMidCap Index is comprised of the performance of the S&P BMI Emerging Markets High Beta IndexTM, the Fund’s underlying index from Fund inception through the conversion date, March 21, 2016, followed by the performance of the Index for the period March 21, 2016 through October 31, 2022.

-	Net returns reflect reinvested dividends net of withholding taxes.

10

IDHD	Management’s Discussion of Fund Performance
Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)

As an index fund, the Invesco S&P International Developed High Dividend Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P EPAC Ex-Korea Low Volatility High Dividend Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of 100 securities in the S&P EPAC Ex-Korea LargeMidCap Index (which is comprised of large and mid-cap equity securities and is designed to measure the performance of developed equity markets within the Europe and Asia Pacific regions, excluding South Korea) that historically have provided high dividend yields with lower volatility. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time.

The Index Provider begins by identifying the 300 securities with the highest dividend yields over the trailing 12 months, with no one country except the U.S. and no one sector allowed to contribute more than 20 securities and 25 securities, respectively. For the U.S., the maximum number of stocks allowed is 40. From those 300 securities, the 100 securities with the lowest volatility over the trailing 12 months are included in the Index.

The Index Provider weights each of the 100 constituent securities in the Index by its dividend yield, with the highest dividend-yielding securities receiving the highest weights. Each constituent security comprises between 0.05% and 3.0% of the weight of the Index, and no sector comprises more than 25% of the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

During the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (18.34)%. On a net asset value (“NAV”) basis, the Fund returned (17.57)%. During the same time period, the Index returned (17.52)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund, which were partially offset by benefits to the Fund related to dividend tax treatment relative to the Index.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (23.00)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 850 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a dividend driven stock selection and an inverse volatility weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care sector and most underweight in the real estate sector during the fiscal year ended October 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to its overweight allocation to and security selection within the financials sector and its underweight allocation and selection within the information technology sector.

For the fiscal year ended October 31, 2022, the health care sector was the only sector that contributed positively to the Fund’s return. The real estate sector detracted most significantly from the Fund’s return, followed by the utilities and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022 included BOC Hong Kong Holdings Ltd., a financials company (no longer held at fiscal year-end), and Imperial Brands PLC, a consumer staples company (portfolio average weight of 0.41%). Positions that detracted most significantly from the Fund’s return included New World Development Co. Ltd., a real estate company (portfolio average weight of 0.35%), and Telenor ASA, a communication services company (portfolio average weight of 1.26%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Financials	27.47
Real Estate	20.46
Utilities	13.91
Communication Services	12.35
Industrials	10.16
Consumer Staples	9.11
Sector Types Each Less Than 3%	6.17
Money Market Funds Plus Other Assets Less Liabilities	0.37

11

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Assicurazioni Generali S.p.A.	2.04
Imperial Brands PLC	1.81
First International Bank of Israel Ltd. (The)	1.73
UnipolSai Assicurazioni S.p.A.	1.68
Oesterreichische Post AG	1.55
Fletcher Building Ltd.	1.54
Phoenix Group Holdings PLC	1.42
Australia & New Zealand Banking Group Ltd.	1.42
Stockland	1.40
Proximus SADP	1.40
Total	15.99

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P EPAC Ex-Korea Low Volatility High Dividend Index (Net)	(17.52)%	(4.92)%	(14.04)%	(0.94)%	(4.59)%	1.94%	12.05%
MSCI EAFE® Index (Net)	(23.00)	(1.27)	(3.77)	(0.09)	(0.47)	3.88	25.25
Fund
NAV Return	(17.57)	(4.91)	(14.01)	(0.97)	(4.78)	1.88	11.62
Market Price Return	(18.34)	(5.08)	(14.49)	(1.24)	(6.04)	1.78	11.03

12

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD) (continued)

Fund Inception: December 1, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

13

IDLV	Management’s Discussion of Fund Performance
Invesco S&P International Developed Low Volatility ETF (IDLV)

As an index fund, the Invesco S&P International Developed Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P BMI International Developed Low VolatilityTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the 200 least volatile stocks of the S&P Developed ex-U.S. & South Korea LargeMidCap Index (which is designed to measure the performance of large- and mid-cap securities in developed markets throughout the world, excluding the United States and South Korea). Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. S&P DJI measures the realized volatility of the Index’s 200 constituents over the trailing 12 months and weights constituents so that the least volatile stocks receive the highest weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (17.50)%. On a net asset value (“NAV”) basis, the Fund returned (17.33)%. During the same time period, the Index returned (17.32)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses incurred by the Fund, which were partially offset by benefits to the Fund related to dividend tax treatment relative to the Index.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (23.00)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 850 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a beta driven stock selection and an inverse volatility weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the real estate sector and most underweight in the health care sector during the fiscal year ended October 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to its underweight allocation to and security selection within the consumer discretionary and industrials sectors, respectively.

For the fiscal year ended October 31, 2022, the consumer discretionary sector was the only sector that contributed positively to the Fund’s return. The real estate sector detracted most significantly from the Fund’s return, followed by the financials and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022 included Thales S.A., an industrials company (no longer held at fiscal year-end), and BAE Systems PLC, an industrials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included HK Electric Investments & HK Electric Investments Ltd., a utilities company (portfolio average weight of 0.74%), and Hong Kong & China Gas Co. Ltd., a utilities company (portfolio average weight of 0.48%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Financials	19.62
Real Estate	16.32
Consumer Staples	14.02
Utilities	12.98
Industrials	12.22
Communication Services	10.90
Consumer Discretionary	4.72
Health Care	3.52
Sector Types Each Less Than 3%	5.15
Money Market Funds Plus Other Assets Less Liabilities	0.55

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
McDonald’s Holdings Co. Japan Ltd.	0.92
HK Electric Investments & HK Electric Investments Ltd.	0.80
HKT Trust & HKT Ltd.	0.76
Hydro One Ltd.	0.75
BCE, Inc.	0.72
MTR Corp. Ltd.	0.70
Canadian Utilities Ltd., Class A	0.69
CapitaLand Ascendas REIT	0.68
Fortis, Inc.	0.67
Orange S.A.	0.66
Total	7.35

*	Excluding money market fund holdings.

14

Invesco S&P International Developed Low Volatility ETF (IDLV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P BMI International Developed Low Volatility™ Index (Net)	(17.32)%	(6.48)%	(18.21)%	(1.75)%	(8.43)%	2.62%	29.46%	3.69%	47.92%
MSCI EAFE® Index (Net)	(23.00)	(1.27)	(3.77)	(0.09)	(0.47)	4.13	49.85	4.80	65.98
Fund
NAV Return	(17.33)	(6.52)	(18.30)	(1.74)	(8.41)	2.54	28.49	3.62	46.75
Market Price Return	(17.50)	(6.51)	(18.29)	(1.75)	(8.44)	2.55	28.65	3.57	46.03

Fund Inception: January 13, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

15

IDMO	Management’s Discussion of Fund Performance
Invesco S&P International Developed Momentum ETF (IDMO)

As an index fund, Invesco S&P International Developed Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P Momentum Developed ex-U.S. & South Korea LargeMidCap (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of constituents of the S&P Developed ex-U.S. & South Korea LargeMidCap (the “Developed ex-U.S. & South Korea Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Developed ex-U.S. & South Korea Index, which is designed to measure the performance of large- and mid-cap securities in developed markets throughout the world, excluding the United States and South Korea.

In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the Developed ex-U.S. & South Korea Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. The Index Provider then ranks all the stocks in descending order by momentum score, selects the top 20% for inclusion in the Index and weights the selected securities based on a modified market capitalization-weighted strategy. The Fund generally invests in all of the securities comprising the Index in proportion to their weighting in the Index.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (18.21)%. On a net asset value (“NAV”) basis, the Fund returned (18.73)%. During the same time period, the Index returned (18.50)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (23.00)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 850 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a momentum driven stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the health care sector during the fiscal year ended October 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to and stock selection within the financials sector and the Fund’s overweight allocation to the energy sector.

For the fiscal year ended October 31, 2022, the energy sector was the only sector to contribute positively to the Fund’s return. The financials sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022 included Shell PLC, an energy company (portfolio average weight of 2.26%), and TotalEnergies SE, an energy company (portfolio average weight of 1.59%). Positions that detracted most significantly from the Fund’s return included ASML Holdings N.V., an information technology company (no longer held at fiscal year-end), and Toyota Motor Corp., a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Energy	28.76
Financials	16.43
Health Care	14.97
Industrials	11.54
Consumer Staples	7.48
Communication Services	5.68
Utilities	5.00
Materials	4.39
Consumer Discretionary	3.13
Sector Types Each Less Than 3%	2.46
Money Market Funds Plus Other Assets Less Liabilities	0.16

16

Invesco S&P International Developed Momentum ETF (IDMO) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Shell PLC	6.54
Novo Nordisk A/S, Class B	5.25
AstraZeneca PLC	4.75
TotalEnergies SE	3.69
BP PLC	2.89
HSBC Holdings PLC	2.51
Canadian Natural Resources Ltd.	2.51
Enbridge, Inc.	2.36
British American Tobacco PLC	2.34
Daiichi Sankyo Co. Ltd.	1.96
Total	34.80

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P Momentum Developed ex-US and South Korea LargeMidCap Index (Net)	(18.50)%	5.40%	17.08%	3.64%	19.58%	5.43%	69.75%	4.15%	54.40%
MSCI EAFE® Index (Net)	(23.00)	(1.27)	(3.77)	(0.09)	(0.47)	4.13	49.85	3.80	48.93
Fund
NAV Return	(18.73)	5.30	16.75	3.42	18.32	5.11	64.55	3.81	49.02
Market Price Return	(18.21)	5.65	17.93	3.71	19.96	5.13	64.84	3.81	49.04

17

Invesco S&P International Developed Momentum ETF (IDMO) (continued)

Fund Inception: February 24, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

The Blended-S&P Momentum Developed ex-U.S. & South Korea LargeMidCap Index is comprised of the performance of the S&P BMI International Developed High Beta IndexTM, the Fund’s underlying index from Fund inception through the conversion date, March 21, 2016, followed by the performance of the Index for the period March 21, 2016 through October 31, 2022.

-	Net returns reflect reinvested dividends net of withholding taxes.

18

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)

October 31, 2022

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-98.64%
Australia-5.11%
Adbri Ltd.	3,583	$3,609
AGL Energy Ltd.	1,031	4,490
Alumina Ltd.(a)	5,227	4,512
Ampol Ltd.	229	3,987
APA Group	714	4,799
Aristocrat Leisure Ltd.	222	5,262
ASX Ltd.	101	4,372
Atlas Arteria Ltd.	1,050	4,425
Aurizon Holdings Ltd.	2,123	4,914
Australia & New Zealand Banking Group Ltd.	347	5,671
Beach Energy Ltd.	4,631	4,708
BHP Group Ltd.	195	4,659
Brambles Ltd.	640	4,780
Challenger Ltd.	1,237	5,553
Coles Group Ltd.	451	4,709
CSL Ltd.	27	4,843
Deterra Royalties Ltd.	1,890	4,943
EBOS Group Ltd.	229	4,989
Incitec Pivot Ltd.	2,020	4,844
Insurance Australia Group Ltd.	1,703	5,336
Lynas Rare Earths Ltd.(b)	892	4,751
Magellan Financial Group Ltd.(a)	608	3,861
Medibank Pvt. Ltd.	2,134	3,834
Metcash Ltd.(a)	1,922	5,039
Orora Ltd.	2,385	4,621
Platinum Asset Management Ltd.	4,436	5,077
QBE Insurance Group Ltd.	656	5,134
Qube Holdings Ltd.	2,740	4,766
Ramsay Health Care Ltd.	110	4,120
REA Group Ltd.	62	4,821
Rio Tinto Ltd.	84	4,738
Santos Ltd.	1,004	4,943
Scentre Group	2,693	4,994
Seven Group Holdings Ltd.(a)	426	4,996
Shopping Centres Australasia Property Group	2,901	5,046
Stockland	2,188	5,037
Suncorp Group Ltd.	727	5,304
Tabcorp Holdings Ltd.(a)	8,249	5,090
Telstra Group Ltd.(b)	1,995	5,001
TPG Telecom Ltd.(a)	1,480	4,637
Transurban Group	567	4,808
Treasury Wine Estates Ltd.	600	4,969
Vicinity Ltd.	4,092	5,089
Woodside Energy Group Ltd.	231	5,315
Woolworths Group Ltd.	219	4,624
Worley Ltd.	545	4,973

		220,993

Austria-0.62%
ANDRITZ AG	117	5,442
OMV AG	134	6,177
Telekom Austria AG	868	5,044
Verbund AG	57	4,465
voestalpine AG	268	5,822

		26,950

Belgium-0.95%
Ackermans & van Haaren N.V.	37	5,160

	Shares	Value
Belgium-(continued)
Ageas S.A./N.V.	133	$4,605
Elia Group S.A./N.V.	37	4,677
Etablissements Franz Colruyt N.V.(a)	195	4,701
KBC Group N.V.	114	5,712
Proximus SADP(a)	426	4,467
Solvay S.A., Class A	67	6,042
Umicore S.A.(a)	170	5,603

		40,967

Brazil-0.13%
Yara International ASA	128	5,713

Canada-4.21%
Barrick Gold Corp.	380	5,708
BCE, Inc.	117	5,271
Canadian National Railway Co.	48	5,680
Canadian Tire Corp. Ltd., Class A(a)	48	5,373
Canadian Utilities Ltd., Class A	186	4,943
Cenovus Energy, Inc.	302	6,097
CGI, Inc., Class A(b)	72	5,793
Constellation Software, Inc.	4	5,777
Dollarama, Inc.	93	5,519
Enbridge, Inc.	137	5,331
Fairfax Financial Holdings Ltd.	11	5,396
Fortis, Inc.	128	4,988
George Weston Ltd.	50	5,496
Great-West Lifeco, Inc.	241	5,572
Hydro One Ltd.(c)	209	5,234
Imperial Oil Ltd.	115	6,248
Intact Financial Corp.	39	5,919
Loblaw Cos. Ltd.	64	5,237
Manulife Financial Corp.	327	5,413
Metro, Inc.	107	5,598
Pembina Pipeline Corp.	160	5,276
Power Corp. of Canada	220	5,456
Restaurant Brands International, Inc.	97	5,756
Royal Bank of Canada	61	5,637
Saputo, Inc.	223	5,421
Shaw Communications, Inc., Class B	220	5,643
Sun Life Financial, Inc.	129	5,472
Suncor Energy, Inc.	174	5,978
TC Energy Corp.	117	5,133
TELUS Corp.	251	5,235
Thomson Reuters Corp.	51	5,417
Toronto-Dominion Bank (The)	88	5,625
Tourmaline Oil Corp.	97	5,459

		182,101

China-0.91%
AAC Technologies Holdings, Inc.(b)	2,914	5,338
ESR Group Ltd.(c)	1,932	3,298
Kerry Logistics Network Ltd.	2,466	3,914
Lenovo Group Ltd.	6,555	5,244
Nexteer Automotive Group Ltd.(a)	7,271	3,937
Prosus N.V	88	3,830
SITC International Holdings Co. Ltd.	2,130	3,489
Want Want China Holdings Ltd.	7,691	5,056
Wilmar International Ltd.	1,875	5,141

		39,247

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)–(continued)

October 31, 2022

	Shares	Value
Denmark-0.80%
Chr. Hansen Holding A/S(a)	93	$5,166
Coloplast A/S, Class B(a)	47	5,241
Danske Bank A/S	405	6,538
GN Store Nord A/S(a)	191	4,062
Royal Unibrew A/S	72	4,113
SimCorp A/S	74	4,421
Tryg A/S(a)	240	5,195

		34,736

Finland-1.08%
Elisa OYJ	101	4,882
Huhtamaki OYJ	155	5,569
Kojamo OYJ(a)	323	4,204
Kone OYJ, Class B	135	5,531
Nordea Bank Abp	583	5,575
Orion OYJ, Class B	120	5,521
Sampo OYJ, Class A	120	5,489
Stora Enso OYJ, Class R	363	4,732
UPM-Kymmene OYJ	159	5,329

		46,832

France-4.54%
Accor S.A.(b)	226	5,414
Adevinta ASA, Class B(b)	664	4,547
Aeroports de Paris(b)	39	5,283
Air Liquide S.A.	43	5,623
ALD S.A.(c)	497	5,305
Amundi S.A.(c)	106	5,006
AXA S.A.	229	5,658
BioMerieux	59	5,221
BNP Paribas S.A.	116	5,445
Bollore SE	1,130	5,657
Bouygues S.A.	184	5,252
Carrefour S.A.(a)	324	5,215
Credit Agricole S.A.	587	5,329
Danone S.A.	103	5,125
Dassault Aviation S.A.	39	5,797
Edenred	107	5,495
Eiffage S.A.	61	5,519
ENGIE S.A.	455	5,915
EssilorLuxottica S.A.	36	5,705
Ipsen S.A.	57	5,859
JCDecaux S.A.(b)	390	4,922
La Francaise des Jeux SAEM(c)	167	5,447
Neoen S.A.(c)	131	4,573
Orange S.A.	535	5,093
Pernod Ricard S.A.	29	5,093
Publicis Groupe S.A.	111	6,225
Remy Cointreau S.A.	29	4,445
Sanofi	66	5,697
SEB S.A.(a)	73	4,755
Sodexo S.A.	71	6,297
Somfy S.A.	49	5,221
Thales S.A.	45	5,722
TotalEnergies SE	107	5,827
Ubisoft Entertainment S.A.(b)	117	3,211
Unibail-Rodamco-Westfield(a)(b)	105	4,969
Vinci S.A.	59	5,434
Vivendi SE	596	4,880

		196,181

	Shares	Value
Germany-4.69%
1&1 AG	337	$4,443
adidas AG	36	3,522
Allianz SE	32	5,763
Bayer AG	103	5,418
Bechtle AG	141	4,878
Beiersdorf AG	54	5,187
Commerzbank AG(b)	814	6,513
Continental AG	94	4,876
Covestro AG(c)	179	6,093
CTS Eventim AG& Co. KGaA(b)	101	4,826
Deutsche Bank AG	649	6,196
Deutsche Boerse AG	32	5,208
Deutsche Telekom AG	287	5,436
Deutsche Wohnen SE	238	4,803
Fielmann AG	146	4,655
Fraport AG Frankfurt Airport Services
Worldwide(b)	125	4,823
Fresenius Medical Care AG& Co. KGaA	158	4,369
Fresenius SE & Co. KGaA	219	5,043
Fuchs Petrolub SE	68	1,640
Fuchs Petrolub SE, Preference Shares	141	4,041
Hannover Rueck SE	37	6,027
Hella GmbH & Co. KGaA	77	6,016
HelloFresh SE(b)	226	4,525
Henkel AG& Co. KGaA	32	1,880
Henkel AG& Co. KGaA, Preference Shares	53	3,341
Mercedes-Benz Group AG	96	5,560
MTU Aero Engines AG	31	5,553
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	23	6,079
Nemetschek SE	92	4,397
Puma SE	88	3,897
Rheinmetall AG	34	5,528
RWE AG	142	5,472
Sartorius AG	14	4,130
Scout24 SE(c)	94	4,820
Siemens Healthineers AG(c)	111	5,110
Symrise AG	52	5,312
Talanx AG	153	5,749
Telefonica Deutschland Holding AG	2,089	4,555
United Internet AG	239	4,470
Vantage Towers AG	209	5,883
Varta AG(a)	77	2,068
Wacker Chemie AG	38	4,428

		202,533

Hong Kong-2.77%
AIA Group Ltd.	561	4,249
ASMPT Ltd.	698	3,841
Bank of East Asia Ltd. (The)	4,304	4,123
Cafe de Coral Holdings Ltd.	3,784	4,416
Champion REIT	12,606	3,774
CK Hutchison Holdings Ltd.	840	4,173
CK Infrastructure Holdings Ltd.	891	4,234
Dah Sing Banking Group Ltd.	6,974	4,158
DFI Retail Group Holdings Ltd.	1,996	4,471
Guotai Junan International Holdings Ltd.	56,065	4,000
Hang Lung Group Ltd.	3,204	4,155
Hang Lung Properties Ltd.	3,258	4,096
Hong Kong & China Gas Co. Ltd. (The)	5,498	4,244

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)–(continued)

October 31, 2022

	Shares	Value
Hong Kong-(continued)
Hongkong Land Holdings Ltd.	1,122	$4,320
Hutchison Port Holdings Trust, Class U	25,250	4,116
Hysan Development Co. Ltd.	1,924	4,196
Jardine Matheson Holdings Ltd.	102	4,694
Johnson Electric Holdings Ltd., Class H	4,587	4,727
Link REIT	700	4,138
MTR Corp. Ltd.	1,059	4,661
NWS Holdings Ltd.	5,636	3,999
PCCW Ltd.	10,842	4,143
Power Assets Holdings Ltd.	907	4,339
Sun Hung Kai Properties Ltd.	462	4,970
Swire Pacific Ltd., Class B	4,672	4,815
Swire Properties Ltd.	2,349	4,513
Techtronic Industries Co. Ltd.	457	4,328
Yue Yuen Industrial Holdings Ltd.	3,636	3,696

		119,589

Indonesia-0.09%
First Pacific Co. Ltd.	14,063	3,726

Ireland-0.53%
AIB Group PLC	2,383	6,901
Bank of Ireland Group PLC	876	6,317
Glanbia PLC(a)	426	4,922
Kerry Group PLC, Class A(a)	52	4,522

		22,662

Israel-1.58%
Bezeq The Israeli Telecommunication Corp. Ltd.	3,216	5,718
Big Shopping Centers Ltd.	38	4,282
Delek Group Ltd.(b)	31	4,762
Elbit Systems Ltd.	25	5,080
Elco Ltd.	77	4,463
Electra Ltd.	9	5,261
Maytronics Ltd.	377	4,085
Nice Ltd.(b)	25	4,758
Paz Oil Co. Ltd.(b)	41	4,920
Sapiens International Corp. N.V	240	4,738
Shapir Engineering and Industry Ltd.	568	4,700
Shufersal Ltd.	793	5,437
Strauss Group Ltd.	207	5,204
Tower Semiconductor Ltd.(b)	116	4,983

		68,391

Italy-2.62%
Amplifon S.p.A.(a)	207	5,143
Assicurazioni Generali S.p.A.(a)	369	5,540
Atlantia S.p.A.	236	5,267
Davide Campari-Milano N.V.(a)	550	4,943
DiaSorin S.p.A.(a)	41	5,361
Enel S.p.A.	1,150	5,136
Ferrari N.V.	28	5,521
FinecoBank Banca Fineco S.p.A.	499	6,727
Infrastrutture Wireless Italiane S.p.A.(c)	583	5,147
Italgas S.p.A.	1,051	5,417
Leonardo S.p.A.	661	5,313
Mediobanca Banca di Credito Finanziario S.p.A.	683	6,192
Moncler S.p.A.(a)	121	5,225
Nexi S.p.A.(a)(b)(c)	658	5,703
Poste Italiane S.p.A.(c)	676	5,893
PRADA S.p.A.	1,000	4,554
Prysmian S.p.A.	176	5,739

	Shares	Value
Italy-(continued)
Recordati Industria Chimica e Farmaceutica S.p.A.	133	$4,999
Snam S.p.A.	1,140	5,072
Terna Rete Elettrica Nazionale S.p.A.(a)	760	5,039
UnipolSai Assicurazioni S.p.A.	2,436	5,494

		113,425

Japan-37.72%
ABC-Mart, Inc.	134	5,977
Acom Co. Ltd.	2,267	4,957
Activia Properties, Inc.	2	5,927
Advance Residence Investment Corp.	2	4,656
Aeon Co. Ltd.	276	5,156
Aeon Mall Co. Ltd.	452	4,917
AEON REIT Investment Corp.	5	5,382
AGC, Inc.	158	4,959
Aica Kogyo Co. Ltd.	244	5,253
Ain Holdings, Inc.	94	3,953
Alfresa Holdings Corp.	451	5,192
Alps Alpine Co. Ltd.	601	5,176
Ariake Japan Co. Ltd.	159	5,509
Asahi Group Holdings Ltd.	161	4,510
Asahi Intecc Co. Ltd.	300	5,115
Asahi Kasei Corp.	736	4,726
ASKUL Corp.	407	4,258
Astellas Pharma, Inc.	379	5,218
AZ-COM MARUWA Holdings, Inc.	448	4,265
Bank of Kyoto Ltd. (The)	138	4,976
Benesse Holdings, Inc.	343	5,063
Bic Camera, Inc.	660	5,138
BIPROGY, Inc.	243	5,256
Calbee, Inc.	273	5,483
Canon Marketing Japan, Inc.	238	5,028
Capcom Co. Ltd.	198	5,522
Casio Computer Co. Ltd.	569	4,954
Central Japan Railway Co.	46	5,343
Chiba Bank Ltd. (The)	1,001	5,475
Chugai Pharmaceutical Co. Ltd.	209	4,851
Chugin Financial Group, Inc.	806	4,859
COMSYS Holdings Corp.	290	4,761
Concordia Financial Group Ltd.	1,703	5,190
Cosmo Energy Holdings Co. Ltd.	182	4,684
Cosmos Pharmaceutical Corp.	51	4,941
Daicel Corp.	857	4,889
Daido Steel Co. Ltd.	192	4,986
Dai-ichi Life Holdings, Inc.	313	4,964
Daiichikosho Co. Ltd.	185	5,315
Daio Paper Corp.	576	4,255
Daiwa House Industry Co. Ltd.	240	4,863
Daiwa House REIT Investment Corp.	2	4,037
Daiwa Office Investment Corp.	1	4,723
Daiwa Securities Group, Inc.	1,237	4,827
Daiwa Securities Living Investments Corp.	6	4,658
DeNA Co. Ltd.	394	5,145
Denka Co. Ltd.	225	5,215
Descente Ltd.	219	5,275
DIC Corp.	300	5,042
Disco Corp.	22	5,284
East Japan Railway Co.	104	5,626
Eisai Co. Ltd.	132	7,970
Electric Power Development Co. Ltd.	351	4,884

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)–(continued)

October 31, 2022

	Shares	Value
Japan-(continued)
ENEOS Holdings, Inc.	1,437	$4,735
EXEO Group, Inc.	351	5,146
Ezaki Glico Co. Ltd.	208	4,681
Fancl Corp.	266	5,049
Fast Retailing Co. Ltd.	9	5,025
FP Corp.	229	5,462
Frontier Real Estate Investment Corp.	1	3,532
Fuji Electric Co. Ltd.	124	4,805
Fuji Kyuko Co. Ltd.	183	5,664
Fuji Media Holdings, Inc.	681	4,742
Fuji Oil Holdings, Inc.	317	4,993
Fujitsu General Ltd.	254	5,810
Fukuoka Financial Group, Inc.	303	5,145
Furukawa Electric Co. Ltd.	307	4,742
Fuyo General Lease Co. Ltd.	91	5,057
GLP J-Reit	4	4,147
GMO Internet Group, Inc.	290	5,016
GOLDWIN, Inc.	90	4,711
GS Yuasa Corp.	296	4,515
GungHo Online Entertainment, Inc.	325	4,817
H.U. Group Holdings, Inc.	265	4,939
Hachijuni Bank Ltd. (The)(a)	1,574	5,020
Hankyu Hanshin Holdings, Inc.	180	5,347
Haseko Corp.	470	4,844
Heiwa Corp.	355	5,732
Hirogin Holdings, Inc.	1,228	5,065
Hirose Electric Co. Ltd.	38	4,937
Hisamitsu Pharmaceutical Co., Inc.	222	5,481
Hitachi Ltd.	108	4,912
Hitachi Metals Ltd.(b)	82	1,198
Hitachi Transport System Ltd.	86	5,144
Honda Motor Co. Ltd.	202	4,584
Hoshizaki Corp.	181	5,194
House Foods Group, Inc.	254	4,756
Hulic Co. Ltd.	710	5,159
Industrial & Infrastructure Fund Investment Corp.	4	4,225
Information Services International-Dentsu Ltd.	165	5,057
Inpex Corp.	469	4,790
Isetan Mitsukoshi Holdings Ltd.	683	6,066
Isuzu Motors Ltd.	435	5,104
Ito En Ltd.(a)	123	4,345
ITOCHU Corp.(a)	196	5,076
Itoham Yonekyu Holdings, Inc.	1,117	4,998
Iyogin Holdings, Inc.	1,161	5,444
Izumi Co. Ltd.	250	5,044
Japan Hotel REIT Investment Corp.	11	5,795
Japan Logistics Fund, Inc.	2	4,286
Japan Metropolitan Fund Investment Corp.	7	5,157
Japan Post Bank Co. Ltd.	742	4,942
Japan Post Holdings Co. Ltd.	783	5,266
Japan Post Insurance Co. Ltd.(a)	353	5,218
Japan Prime Realty Investment Corp.	2	5,429
Japan Real Estate Investment Corp.	1	4,191
Japan Steel Works Ltd. (The)	251	5,193
Japan Tobacco, Inc.	319	5,288
JCR Pharmaceuticals Co. Ltd.	346	5,156
Jeol Ltd.	133	4,886
JGC Holdings Corp.	399	4,811
JSR Corp.(a)	240	4,576
JTEKT Corp.	764	5,397

	Shares	Value
Japan-(continued)
JustSystems Corp.	213	$4,500
Kagome Co. Ltd.	245	4,902
Kajima Corp.	512	4,826
Kaken Pharmaceutical Co. Ltd.	194	4,966
Kamigumi Co. Ltd.	276	5,251
Kandenko Co. Ltd.	897	5,045
Kansai Electric Power Co., Inc. (The)	559	4,239
Kansai Paint Co. Ltd.	350	4,568
Kao Corp.	124	4,664
KDDI Corp.	176	5,204
Keihan Holdings Co. Ltd.	213	5,481
Keikyu Corp.	525	5,394
Keio Corp.	141	4,952
Keisei Electric Railway Co. Ltd.	193	5,129
Kenedix Office Investment Corp.	2	4,555
Kewpie Corp.	328	5,184
Kinden Corp.	511	5,205
Kintetsu Group Holdings Co. Ltd.	159	5,381
Kirin Holdings Co. Ltd.	328	4,832
Kobayashi Pharmaceutical Co. Ltd.	95	5,049
Kobe Bussan Co. Ltd.	211	4,592
Kobe Steel Ltd.	1,183	4,855
Koito Manufacturing Co. Ltd.	314	4,466
Kokuyo Co. Ltd.	418	5,191
Komatsu Ltd.	257	4,924
Konami Group Corp.	106	4,657
Kose Corp.	57	5,702
K’s Holdings Corp.	586	4,597
Kuraray Co. Ltd.	709	4,880
Kurita Water Industries Ltd.	138	5,069
Kusuri no Aoki Holdings Co. Ltd.	122	5,893
Kyocera Corp.	97	4,856
Kyushu Financial Group, Inc.	1,975	4,996
Kyushu Railway Co.	256	5,356
LaSalle Logiport REIT(b)	4	4,271
Lawson, Inc.	163	5,209
Lintec Corp.	323	4,850
Lion Corp.	462	4,675
Lixil Corp.	309	4,680
Mabuchi Motor Co. Ltd.	190	5,164
Makita Corp.	228	4,172
Mani, Inc.	429	6,263
Marui Group Co. Ltd.	300	4,953
Maruichi Steel Tube Ltd.	253	4,785
Matsui Securities Co. Ltd.(a)	948	5,051
MatsukiyoCocokara & Co.	136	4,959
Mazda Motor Corp.	611	4,123
Mebuki Financial Group, Inc.	2,819	5,481
Medipal Holdings Corp.	395	4,903
MEIJI Holdings Co. Ltd.	114	4,694
Menicon Co. Ltd.	223	3,821
Mitsubishi Chemical Group Corp.	1,027	4,644
Mitsubishi Electric Corp.	531	4,680
Mitsubishi Estate Co. Ltd.	400	5,041
Mitsubishi HC Capital, Inc.	1,113	4,777
Mitsubishi Heavy Industries Ltd.	140	4,823
Mitsubishi Materials Corp.	362	4,739
Mitsubishi Motors Corp.(b)	1,346	4,528
Mitsubishi UFJ Financial Group, Inc.	1,044	4,913
Mitsui & Co. Ltd.	230	5,096

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)–(continued)

October 31, 2022

	Shares	Value
Japan-(continued)
Mitsui Fudosan Co. Ltd.	267	$5,119
Mitsui Fudosan Logistics Park, Inc.	1	3,317
Mitsui Mining & Smelting Co. Ltd.	228	4,617
Mizuho Financial Group, Inc.	472	5,100
Mori Hills REIT Investment Corp.	5	5,473
Morinaga & Co. Ltd.	189	4,730
Morinaga Milk Industry Co. Ltd.	176	4,997
MS&AD Insurance Group Holdings, Inc.	181	4,799
Nagase & Co. Ltd.	375	5,117
Nagoya Railroad Co. Ltd.	349	5,349
Nankai Electric Railway Co. Ltd.	271	5,488
NEC Networks & System Integration Corp.	432	4,633
NET One Systems Co. Ltd.	243	5,003
Nexon Co. Ltd.	270	4,536
NGK Spark Plug Co. Ltd.	263	4,795
NH Foods Ltd.	189	4,508
NHK Spring Co. Ltd.	796	4,413
Nichirei Corp.	302	4,702
Nihon Kohden Corp.	236	5,295
Nintendo Co. Ltd.	130	5,309
Nippon Accommodations Fund, Inc.	1	4,259
Nippon Building Fund, Inc.	1	4,447
Nippon Electric Glass Co. Ltd.	286	4,961
Nippon Kayaku Co. Ltd.	619	4,923
Nippon Paint Holdings Co. Ltd.	693	4,429
Nippon Prologis REIT, Inc.	2	4,191
Nippon Shokubai Co. Ltd.	136	4,886
Nippon Telegraph & Telephone Corp.	200	5,509
Nippon Television Holdings, Inc.	635	4,742
Nipro Corp.	662	4,997
Nishi-Nippon Railroad Co. Ltd.	260	5,106
Nissan Motor Co. Ltd.	1,369	4,369
Nisshin Seifun Group, Inc.	479	5,182
Nissin Foods Holdings Co. Ltd.	76	4,924
Nitori Holdings Co. Ltd.	56	5,099
Nitto Denko Corp.	87	4,583
Noevir Holdings Co. Ltd.	130	4,810
NOK Corp.	605	4,950
Nomura Holdings, Inc.	1,494	4,843
Nomura Real Estate Holdings, Inc.	220	4,981
Nomura Real Estate Master Fund, Inc.	4	4,562
NSK Ltd.	993	5,251
Obayashi Corp.	779	5,005
OBIC Business Consultants Co. Ltd.	149	4,291
Odakyu Electric Railway Co. Ltd.	394	4,689
Oji Holdings Corp.	1,351	4,690
Olympus Corp.	250	5,281
Ono Pharmaceutical Co. Ltd.	226	5,316
ORIX JREIT, Inc.	4	5,369
Osaka Gas Co. Ltd.	321	4,756
OSG Corp.	390	4,967
Pan Pacific International Holdings Corp.	300	4,927
Panasonic Holdings Corp.	664	4,755
Penta-Ocean Construction Co. Ltd.	1,021	5,083
Pigeon Corp.	361	4,731
Pola Orbis Holdings, Inc.	486	5,379
Relo Group, Inc.	334	4,723
Renesas Electronics Corp.(b)	568	4,763
Rengo Co. Ltd.	916	5,084
RENOVA, Inc.(a)(b)	247	5,434

	Shares	Value
Japan-(continued)
Resona Holdings, Inc.	1,469	$ 5,532
Resorttrust, Inc.	336	5,177
Rohm Co. Ltd.	72	5,072
Rohto Pharmaceutical Co. Ltd.	179	5,570
Sankyo Co. Ltd.	184	6,084
Sanrio Co. Ltd.	205	5,469
Santen Pharmaceutical Co. Ltd.	748	5,123
Sanwa Holdings Corp.	543	4,683
SBI Holdings, Inc.	274	4,955
Secom Co. Ltd.	84	4,799
Sega Sammy Holdings, Inc.	363	4,652
Seibu Holdings, Inc.	532	4,768
Seino Holdings Co. Ltd.	678	5,218
Sekisui Chemical Co. Ltd.	395	4,943
Sekisui House REIT, Inc.(a)	9	4,850
Seven & i Holdings Co. Ltd.	136	5,082
Seven Bank Ltd.(a)	2,851	5,141
Sharp Corp.(a)	750	4,496
SHIFT, Inc.(b)	37	5,803
Shimamura Co. Ltd.	60	4,856
Shimizu Corp.	982	4,909
Shinsei Bank Ltd.(a)	384	5,710
Ship Healthcare Holdings, Inc.	287	5,505
Shiseido Co. Ltd.	142	4,925
Shizuoka Financial Group, Inc.	934	5,894
SHO-BOND Holdings Co. Ltd.	125	5,416
Shochiku Co. Ltd.(b)	61	4,847
Skylark Holdings Co. Ltd.(b)	491	5,242
SoftBank Corp.(a)	492	4,851
Sohgo Security Services Co. Ltd.	208	5,192
Sompo Holdings, Inc.	126	5,250
Sotetsu Holdings, Inc.	313	4,744
Square Enix Holdings Co. Ltd.	124	5,539
Stanley Electric Co. Ltd.	291	4,949
Subaru Corp.	297	4,627
Sugi Holdings Co. Ltd.	127	5,101
SUMCO Corp.	394	5,007
Sumitomo Chemical Co. Ltd.	1,368	4,611
Sumitomo Corp.	383	4,884
Sumitomo Electric Industries Ltd.	470	4,914
Sumitomo Forestry Co. Ltd.	317	4,969
Sumitomo Heavy Industries Ltd.	256	4,862
Sumitomo Metal Mining Co. Ltd.	171	4,811
Sumitomo Mitsui Financial Group, Inc.	179	5,026
Sumitomo Mitsui Trust Holdings, Inc.	174	5,007
Sumitomo Realty & Development Co. Ltd.	220	5,055
Sumitomo Rubber Industries Ltd.	627	5,383
Sundrug Co. Ltd.	221	5,145
Suntory Beverage & Food Ltd.	148	4,959
Suzuken Co. Ltd.	226	5,033
Suzuki Motor Corp.	154	5,201
Taiheiyo Cement Corp.	360	4,895
Taisei Corp.	178	4,856
Taisho Pharmaceutical Holdings Co. Ltd.	145	5,229
Takeda Pharmaceutical Co. Ltd.	195	5,140
TBS Holdings, Inc.	465	4,821
TDK Corp.	153	4,792
Teijin Ltd.	510	4,632
THK Co. Ltd.	264	4,614
TIS, Inc.	189	5,105

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)–(continued)

October 31, 2022

	Shares	Value
Japan-(continued)
Tobu Railway Co. Ltd.	228	$5,277
Toda Corp.(a)	1,094	5,469
Toho Co. Ltd.	142	5,063
Toho Gas Co. Ltd.	241	4,499
Tokio Marine Holdings, Inc.	291	5,268
Tokyo Century Corp.	151	5,151
Tokyo Gas Co. Ltd.	288	5,148
Tokyo Ohka Kogyo Co. Ltd.	109	4,708
Tokyo Tatemono Co. Ltd.	359	4,949
Tokyu Corp.	454	5,241
Toppan, Inc.	343	5,121
Toray Industries, Inc.	942	4,592
Toshiba Corp.	146	5,089
Toshiba TEC Corp.	181	4,694
Toyo Seikan Group Holdings Ltd.	454	5,196
Toyo Suisan Kaisha Ltd.	132	4,956
Toyoda Gosei Co. Ltd.	310	4,956
Toyota Boshoku Corp.	370	4,715
Toyota Industries Corp.	96	4,947
Toyota Motor Corp.	358	4,960
TS Tech Co. Ltd.	481	5,032
Tsumura & Co.	236	4,930
Tsuruha Holdings, Inc.	97	5,645
UBE Corp.	366	4,720
United Urban Investment Corp.	5	5,288
Ushio, Inc.	442	4,597
Yakult Honsha Co. Ltd.	91	5,045
Yamada Holdings Co. Ltd.	1,561	5,031
Yamato Holdings Co. Ltd.	345	5,116
Yamato Kogyo Co. Ltd.	152	4,418
Yamazaki Baking Co. Ltd.	459	4,678
Yaoko Co. Ltd.	116	5,049
Z Holdings Corp.	1,813	4,691
Zenkoku Hosho Co. Ltd.(a)	163	5,385
Zensho Holdings Co. Ltd.	206	5,142

		1,630,328

Luxembourg-0.33%
Eurofins Scientific SE(a)	78	4,994
L’Occitane International S.A.	1,722	4,234
RTL Group S.A.(a)	146	4,955

		14,183

Mexico-0.13%
Fresnillo PLC(a)	678	5,691

Netherlands-2.32%
Aalberts N.V.	148	5,146
ABN AMRO Bank N.V., CVA(a)(c)	564	5,550
Aegon N.V.	1,208	5,594
Akzo Nobel N.V.	86	5,307
ASR Nederland N.V.	133	5,861
CTP N.V.(c)	398	4,130
Euronext N.V.(c)	73	4,639
Heineken Holding N.V.	76	5,191
Heineken N.V.	60	5,017
ING Groep N.V.	616	6,060
JDE Peet’s N.V.	176	5,041
Koninklijke Ahold Delhaize N.V.	197	5,501
Koninklijke KPN N.V.	1,703	4,765
Koninklijke Philips N.V.(a)	324	4,105

	Shares	Value
Netherlands-(continued)
NN Group N.V.	132	$5,590
OCI N.V.	144	5,511
Randstad N.V.(a)	116	5,783
Shell PLC	204	5,646
Wolters Kluwer N.V.	55	5,846

		100,283

New Zealand-1.15%
a2 Milk Co. Ltd. (The)(b)	1,421	4,788
Auckland International Airport Ltd.(b)	1,171	5,238
Contact Energy Ltd.	1,124	4,930
Fletcher Building Ltd.	1,581	4,721
Infratil Ltd.	978	4,966
Kiwi Property Group Ltd., (Acquired 03/18/2022; Cost $6,560)(d)	8,681	4,564
Mainfreight Ltd.	119	5,257
Mercury NZ Ltd.	1,527	5,163
Meridian Energy Ltd.	1,769	5,015
Spark New Zealand Ltd.	1,634	4,861

		49,503

Norway-0.92%
DNB Bank ASA	284	5,026
Gjensidige Forsikring ASA	267	4,877
Kongsberg Gruppen ASA	158	5,662
Leroy Seafood Group ASA	809	3,720
Mowi ASA	264	3,937
Nordic Semiconductor ASA(b)	352	4,974
Orkla ASA	646	4,359
Salmar ASA	82	2,778
Telenor ASA	494	4,490

		39,823

Poland-0.85%
Allegro.eu S.A.(a)(b)(c)	1,027	4,994
Dino Polska S.A.(b)(c)	74	4,842
KGHM Polska Miedz S.A.	288	5,774
Polski Koncern Naftowy ORLEN S.A.	852	9,807
Powszechny Zaklad Ubezpieczen S.A.	905	5,083
Santander Bank Polska S.A.(a)	119	6,340

		36,840

Portugal-0.35%
EDP-Energias de Portugal S.A.	1,134	4,959
Galp Energia SGPS S.A.(a)	500	5,078
Jeronimo Martins SGPS S.A.	244	5,060

		15,097

Singapore-2.89%
CapitaLand Ascendas REIT	2,686	4,973
CapitaLand Ascott Trust	6,948	4,689
CapitaLand Integrated Commercial Trust	3,659	4,861
CapitaLand Investment Ltd.	2,052	4,365
City Developments Ltd.	932	5,025
ComfortDelGro Corp. Ltd.	5,371	4,820
Frasers Logistics & Commercial Trust(c)	5,569	4,329
Genting Singapore Ltd.	9,773	5,560
Jardine Cycle & Carriage Ltd.	230	4,834
Kenon Holdings Ltd.	133	5,120
Keppel Corp. Ltd.	1,042	5,132
Keppel DC REIT	3,904	4,856
Keppel REIT	7,013	4,435

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)–(continued)

October 31, 2022

	Shares	Value
Singapore-(continued)
Mapletree Industrial Trust	2,994	$4,655
Mapletree Logistics Trust(a)	4,535	4,871
Mapletree Pan Asia Commercial Trust	4,116	4,625
NetLink NBN Trust(c)	8,100	4,894
SIA Engineering Co. Ltd.(a)(b)	3,054	4,662
Singapore Exchange Ltd.	798	4,748
Singapore Post Ltd.	13,058	4,983
Singapore Technologies Engineering Ltd.	2,030	4,734
Singapore Telecommunications Ltd.	2,891	5,107
StarHub Ltd.	6,157	4,656
Suntec REIT	4,793	4,369
UOL Group Ltd.	1,094	4,785
Venture Corp. Ltd.	414	4,660

		124,748

South Korea-9.08%
Amorepacific Group	208	3,607
BGF retail Co. Ltd.	45	5,892
BNK Financial Group, Inc.	1,082	4,869
Celltrion Healthcare Co. Ltd.	101	4,928
Celltrion, Inc.	38	5,122
Cheil Worldwide, Inc.	332	5,699
CJ CheilJedang Corp.	17	4,941
CJ CheilJedang Corp., Preference Shares	3	348
CJ Corp.	93	4,688
CJ Logistics Corp.(b)	61	3,764
Coway Co. Ltd.	114	4,426
Daewoo Engineering & Construction Co. Ltd.(b)	1,396	4,121
DB Insurance Co. Ltd.	122	4,822
DGB Financial Group, Inc.	975	4,648
DL Holdings Co. Ltd.	109	4,706
Dongsuh Cos., Inc.	297	4,253
Ecopro BM Co. Ltd.	65	5,252
E-MART, Inc.	74	4,395
GS Holdings Corp.	158	5,102
GS Retail Co. Ltd.	286	5,100
Hana Financial Group, Inc.	185	5,357
Hanjin Kal Corp.(b)	138	3,856
Hankook Tire & Technology Co. Ltd.	191	4,901
Hanmi Pharm Co. Ltd.	24	4,263
Hanssem Co. Ltd.	135	3,549
Hanwha Corp.	179	3,192
Hanwha Corp., 3rd Preference Shares	98	963
Hanwha Life Insurance Co. Ltd.	3,143	4,821
HD Hyundai Co. Ltd.	115	4,917
Hite Jinro Co. Ltd.	238	4,286
Hotel Shilla Co. Ltd.	98	4,472
Hyundai Department Store Co. Ltd.	117	4,444
Hyundai Engineering & Construction Co. Ltd.	151	3,700
Hyundai Marine & Fire Insurance Co. Ltd.	231	5,400
Hyundai Motor Co.	31	3,580
Hyundai Motor Co., First Pfd.	5	275
Hyundai Motor Co., Second Pfd.	8	448
Industrial Bank of Korea	759	5,568
Kakao Games Corp.(b)	138	3,832
Kangwon Land, Inc.(b)	273	4,408
KB Financial Group, Inc.	147	4,959
KEPCO Plant Service & Engineering Co. Ltd.	176	3,941
Kia Corp.	90	4,189
Korea Aerospace Industries Ltd.	119	3,956

	Shares	Value
South Korea-(continued)
Korea Gas Corp.	167	$4,080
Korea Zinc Co. Ltd.	11	4,942
Korean Air Lines Co. Ltd.(b)	270	4,378
KT&G Corp.	87	5,845
Kumho Petrochemical Co. Ltd.	56	5,150
L&F Co. Ltd.(b)	32	5,054
LG Chem Ltd.	11	4,834
LG Chem Ltd., Preference Shares	2	406
LG Corp.	89	4,948
LG Innotek Co. Ltd.	21	4,371
LG Uplus Corp.	631	5,072
LOTTE Chemical Corp.	41	4,260
LOTTE Chilsung Beverage Co. Ltd.	47	4,636
LOTTE Corp.	175	4,005
LOTTE Fine Chemical Co. Ltd.	103	4,056
LS Corp.	108	5,042
Mirae Asset Securities Co. Ltd.	847	3,776
Mirae Asset Securities Co. Ltd., Second Pfd.	442	1,123
NCSoft Corp.	19	5,202
NHN Corp.(b)	286	4,608
NongShim Co. Ltd.	24	5,088
OCI Co. Ltd.	62	4,440
Orion Corp.	74	5,273
Ottogi Corp.	15	4,649
S-1 Corp.	125	5,476
Samsung Biologics Co. Ltd.(b)(c)	9	5,541
Samsung C&T Corp.	60	4,991
Samsung Card Co. Ltd.	232	5,033
Samsung Electronics Co. Ltd.	122	5,087
Samsung Fire & Marine Insurance Co. Ltd.	35	4,914
Samsung Fire & Marine Insurance Co. Ltd., Preference Shares	3	337
Samsung Life Insurance Co. Ltd.	117	5,536
Samsung SDI Co. Ltd.	12	6,209
Samsung SDI Co. Ltd., Preference Shares	1	239
Samsung SDS Co. Ltd.	57	5,002
Seegene, Inc.	230	4,634
Shinhan Financial Group Co. Ltd.	198	5,046
SK Networks Co. Ltd.	1,599	4,524
SK Telecom Co. Ltd.	139	4,889
SK, Inc.	31	4,657
SKC Co. Ltd.	60	4,360
S-Oil Corp.	72	4,367
Solus Advanced Materials Co. Ltd.	174	4,104
SSANGYONG C&E Co. Ltd.	1,063	4,239
Wemade Co. Ltd.	117	3,643
Woori Financial Group, Inc.	595	4,908
Yuhan Corp.	128	5,373

		392,307

Spain-1.95%
Acciona S.A.	28	5,040
ACS Actividades de Construccion y Servicios S.A.(a)	243	6,232
Aena SME S.A.(b)(c)	44	5,182
Amadeus IT Group S.A.(b)	103	5,369
Bankinter S.A.	1,058	6,395
CaixaBank S.A.	1,797	5,955
Enagas S.A.	297	4,821
Endesa S.A.	316	5,274

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)–(continued)

October 31, 2022

	Shares	Value
Spain-(continued)
Ferrovial S.A.	216	$5,275
Grifols S.A., Class B, Preference Shares(b)	688	4,291
Mapfre S.A.(a)	3,266	5,601
Merlin Properties SOCIMI S.A.	592	5,014
Naturgy Energy Group S.A.	196	5,029
Red Electrica Corp. S.A.	296	4,783
Repsol S.A.	416	5,651
Telefonica S.A.	1,312	4,519

		84,431

Sweden-2.73%
Assa Abloy AB, Class B	266	5,368
Atlas Copco AB, Class A	531	5,672
Axfood AB	180	4,453
Boliden AB	168	4,889
Electrolux AB, Class B(a)	427	5,265
Essity AB, Class B	243	5,132
H & M Hennes & Mauritz AB, Class B(a)	520	5,233
Holmen AB, Class B	126	4,568
Saab AB, Class B	162	5,720
Securitas AB, Class B(a)	753	6,156
Skandinaviska Enskilda Banken AB, Class A	533	5,619
Skandinaviska Enskilda Banken AB, Class C	8	91
Skanska AB, Class B	365	5,675
SKF AB, Class B(a)	360	5,206
Svenska Cellulosa AB S.C.A., Class A	13	157
Svenska Cellulosa AB S.C.A., Class B	347	4,092
Svenska Handelsbanken AB, Class A	642	5,964
Svenska Handelsbanken AB, Class B	15	164
Sweco AB, Class B	573	4,304
Swedbank AB, Class A	417	6,213
Swedish Match AB	539	5,541
Swedish Orphan Biovitrum AB, Class B(b)	245	4,507
Tele2 AB, Class B	508	4,161
Telefonaktiebolaget LM Ericsson, Class A	9	53
Telefonaktiebolaget LM Ericsson, Class B	713	3,962
Telia Co. AB(a)	1,536	4,066
Volvo AB, Class A	41	700
Volvo AB, Class B	298	4,876

		117,807

Switzerland-2.85%
Adecco Group AG(a)	179	5,606
Alcon, Inc.	86	5,237
Baloise Holding AG	39	5,331
Banque Cantonale Vaudoise	59	5,253
Barry Callebaut AG	3	5,678
BKW AG	47	5,485
Cie Financiere Richemont S.A.	50	4,893
Clariant AG(b)	315	5,071
DKSH Holding AG	76	5,479
Emmi AG	6	4,790
Flughafen Zurich AG(b)	33	5,124
Helvetia Holding AG	51	5,066
Holcim AG	128	5,817
Julius Baer Group Ltd.	117	5,608
Logitech International S.A., Class R(a)	114	5,679
Novartis AG	70	5,659
PSP Swiss Property AG	50	5,346
Swatch Group AG (The)	32	1,338
Swatch Group AG (The), BR(a)	18	4,054

	Shares	Value
Switzerland-(continued)
Swiss Life Holding AG	11	$5,330
Swiss Prime Site AG	66	5,329
Swisscom AG	11	5,433
UBS Group AG	355	5,637
Zurich Insurance Group AG	12	5,124

		123,367

Taiwan-0.10%
FIT Hon Teng Ltd.(b)(c)	36,419	4,268

United Kingdom-3.08%
Admiral Group PLC	226	5,248
Associated British Foods PLC	306	4,755
Auto Trader Group PLC(c)	716	4,300
BAE Systems PLC	601	5,635
British American Tobacco PLC	135	5,337
BT Group PLC	3,096	4,627
Bunzl PLC	163	5,332
ConvaTec Group PLC(c)	2,144	5,381
Diageo PLC	124	5,137
Direct Line Insurance Group PLC	2,266	5,265
Dr. Martens PLC	1,972	5,649
HomeServe PLC	393	5,366
HSBC Holdings PLC	882	4,542
Imperial Brands PLC	246	6,016
London Stock Exchange Group PLC	58	5,053
Melrose Industries PLC	3,418	4,600
Pearson PLC	541	5,982
Pennon Group PLC	500	4,821
Reckitt Benckiser Group PLC	70	4,658
RELX PLC	206	5,552
Rentokil Initial PLC	895	5,610
Rightmove PLC	768	4,349
Tate & Lyle PLC	611	4,931
Tesco PLC	1,876	4,646
Unilever PLC	119	5,446
Vodafone Group PLC	4,033	4,720

		132,958

United States-1.56%
Amcor PLC, CDI	444	5,136
Computershare Ltd.	321	5,187
GSK PLC	338	5,560
JS Global Lifestyle Co. Ltd.(c)	4,567	3,677
Nestle S.A	48	5,230
Oracle Corp.	90	4,808
QIAGEN N.V.(b)	119	5,140
Roche Holding AG	18	5,982
Samsonite International S.A.(b)(c)	2,215	4,763
Signify N.V.	190	5,269
Swiss Re AG	73	5,427
Tenaris S.A.	393	6,100
Waste Connections, Inc.	40	5,273

		67,552

Total Common Stocks & Other Equity Interests (Cost $5,163,489)		4,263,232

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)–(continued)

October 31, 2022

	Shares	Value
Money Market Funds-0.11%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(e)(f) (Cost $4,856)	4,856	$4,856

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.75% (Cost $5,168,345)		4,268,088

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-7.04%
Invesco Private Government Fund, 3.18%(e)(f)(g)	85,186	85,186

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 3.28%(e)(f)(g)	218,993	$218,993

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $304,183)		304,179

TOTAL INVESTMENTS IN SECURITIES-105.79% (Cost $5,472,528)		4,572,267
OTHER ASSETS LESS LIABILITIES-(5.79)%		(250,047)

NET ASSETS-100.00%		$4,322,220

Investment Abbreviations:

BR-Bearer Shares

CDI-CREST Depository Interest

CVA-Dutch Certificates

Pfd.-Preferred

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2022.
(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $128,119, which represented 2.96% of the Fund’s Net Assets.

(d)	Restricted security. The value of this security at October 31, 2022 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$479,985	$(475,129)	$-	$-	$4,856	$85
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	112,402	935,723	(962,939)	-	-	85,186	1,223	*
Invesco Private Prime Fund	262,272	2,020,847	(2,063,949)	(4)	(173)	218,993	3,349	*

Total	$374,674	$3,436,555	$(3,502,017)	$(4)	$(173)	$309,035	$4,657

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco S&P Emerging Markets Low Volatility ETF (EELV)

October 31, 2022

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.85%
Brazil-4.54%
BB Seguridade Participacoes S.A.	710,400	$4,019,587
Energisa S.A.	456,200	4,215,758
ENGIE Brasil Energia S.A.	757,900	5,809,279
Equatorial Energia S.A.	892,600	5,108,348
Itau Unibanco Holding S.A., Preference Shares	750,400	4,347,451
Itausa S.A., Preference Shares	2,455,900	5,026,703
Neoenergia S.A.	1,206,100	3,813,273
Telefonica Brasil S.A.	565,500	4,452,009
TIM S.A.	1,686,500	4,242,565

		41,034,973

Chile-0.36%
Enel Americas S.A.	33,194,129	3,287,707

China-5.43%
Agricultural Bank of China Ltd., H Shares	17,602,897	5,023,088
Bank of China Ltd., H Shares	17,801,184	5,737,306
Bank of Communications Co. Ltd., H Shares	8,130,608	3,966,984
China CITIC Bank Corp. Ltd., H Shares	11,543,246	4,352,696
China Construction Bank Corp., H Shares	8,787,027	4,667,847
China Life Insurance Co. Ltd., H Shares	2,739,813	2,984,185
China Petroleum & Chemical Corp., H Shares	8,437,735	3,332,163
China Tower Corp. Ltd., H Shares(a)	32,256,471	2,917,520
Haitong Securities Co. Ltd., H Shares	6,326,145	3,094,632
Hengan International Group Co. Ltd.	897,795	3,482,596
Industrial & Commercial Bank of China Ltd., H Shares	11,612,092	5,044,330
People’s Insurance Co. Group of China Ltd. (The), H Shares	16,467,538	4,552,260

		49,155,607

Greece-0.40%
OPAP S.A	296,864	3,638,231

India-0.45%
Dr. Reddy’s Laboratories Ltd., ADR(b)	73,563	4,062,116

Indonesia-2.75%
PT Bank Central Asia Tbk	7,694,601	4,341,240
PT Bank Rakyat Indonesia (Persero) Tbk	13,089,091	3,902,181
PT Indofood CBP Sukses Makmur Tbk	6,797,845	4,238,438
PT Indofood Sukses Makmur Tbk	10,441,384	4,317,803
PT Kalbe Farma Tbk	34,094,290	4,481,058
PT Telkom Indonesia (Persero) Tbk	12,661,901	3,563,760

		24,844,480

Kuwait-3.69%
Agility Public Warehousing Co. KSC	1,541,729	3,902,229
Boubyan Bank KSCP	1,902,062	5,059,884
Gulf Bank KSCP	3,982,757	4,410,285
Kuwait Finance House KSCP	1,908,785	4,991,496
Mobile Telecommunications Co. KSCP	3,514,090	6,795,609
National Bank of Kuwait SAKP	2,356,995	8,202,875

		33,362,378

Malaysia-8.34%
AMMB Holdings Bhd.	4,524,400	3,913,874
CIMB Group Holdings Bhd.	3,988,000	4,656,041

	Shares	Value
Malaysia-(continued)
Genting Bhd.	4,188,800	$3,933,645
Genting Malaysia Bhd.	7,104,600	4,117,302
Hong Leong Bank Bhd.	1,520,400	6,804,497
IHH Healthcare Bhd.	3,900,247	4,908,306
Malayan Banking Bhd.	4,482,692	8,144,316
MISC Bhd.	3,151,800	4,819,694
MR DIY Group M Bhd.(a)	9,234,800	3,945,494
Petronas Chemicals Group Bhd.	2,487,200	4,587,222
Public Bank Bhd.	6,687,200	6,322,289
RHB Bank Bhd.	4,357,300	5,271,522
Sime Darby Bhd.	9,414,900	4,480,441
Telekom Malaysia Bhd.	3,068,700	3,608,708
Tenaga Nasional Bhd.	3,300,772	5,878,278

		75,391,629

Mexico-3.43%
America Movil S.A.B. de C.V., Series L	4,724,573	4,537,968
Arca Continental S.A.B. de C.V.	621,257	5,164,933
Fomento Economico Mexicano S.A.B. de C.V., Series CPO(c)	642,443	4,680,835
Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B	181,742	4,317,042
Grupo Elektra S.A.B. de C.V.(b)	91,214	4,644,896
Orbia Advance Corp. S.A.B. de C.V.	2,051,928	3,457,957
Sitios Latinoamerica S.A.B. de C.V.(b)(d)	20	6
Wal-Mart de Mexico S.A.B. de C.V., Series V	1,104,046	4,256,771

		31,060,408

Qatar-4.50%
Barwa Real Estate Co.	5,145,380	4,803,815
Commercial Bank P.S.Q.C. (The)	2,079,927	3,594,717
Industries Qatar Q.S.C.	773,130	3,347,912
Masraf Al Rayan Q.S.C.	3,235,673	3,409,151
Ooredoo Q.P.S.C.	2,136,061	5,730,574
Qatar Fuel Q.S.C.	1,128,636	5,913,194
Qatar Gas Transport Co. Ltd.	4,789,498	5,392,172
Qatar Islamic Bank (S.A.Q)	653,070	4,373,825
Qatar National Bank Q.P.S.C.	752,061	4,117,827

		40,683,187

Romania-0.51%
NEPI Rockcastle N.V.	913,622	4,598,560

Russia-0.00%
Mobile TeleSystems PJSC, ADR(d)(e)	206,291	0
X5 Retail Group N.V., GDR(a)(e)	51,546	0

		—

Saudi Arabia-4.68%
Advanced Petrochemical Co.	323,812	3,817,613
Almarai Co. JSC	329,075	4,930,586
Dr Sulaiman Al Habib Medical Services Group Co.	76,083	4,588,204
Jarir Marketing Co.	101,938	4,449,131
Saudi Arabian Oil Co.(a)	474,008	4,402,570
Saudi Basic Industries Corp.	163,285	3,841,438
Saudi National Bank (The)	228,374	3,610,176
Saudi Telecom Co.	487,142	5,237,598

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco S&P Emerging Markets Low Volatility ETF (EELV)–(continued)

October 31, 2022

	Shares	Value
Saudi Arabia-(continued)
Savola Group (The)	498,716	$3,888,805
Yanbu National Petrochemical Co., Class A	301,865	3,591,001

		42,357,122

South Africa-3.42%
Bidvest Group Ltd. (The)	300,174	3,528,874
Capitec Bank Holdings Ltd.	34,205	3,537,423
Clicks Group Ltd.	229,722	3,956,123
Growthpoint Properties Ltd.(b)	5,334,869	3,759,301
MultiChoice Group	644,056	4,206,559
Remgro Ltd.	511,696	3,806,500
Shoprite Holdings Ltd.	305,629	3,889,899
Vodacom Group Ltd.	619,508	4,224,217

		30,908,896

South Korea-8.89%
BNK Financial Group, Inc.	921,877	4,148,430
Cheil Worldwide, Inc.	236,409	4,057,847
GS Holdings Corp.	117,621	3,798,354
GS Retail Co. Ltd.(b)	212,963	3,797,438
Hyundai Motor Co.	27,348	3,158,234
Industrial Bank of Korea	717,143	5,261,079
Kangwon Land, Inc.(d)	211,169	3,409,658
KT&G Corp.	146,862	9,866,751
LG Uplus Corp.	581,654	4,675,445
LOTTE Corp.	137,766	3,152,916
Mirae Asset Securities Co. Ltd.	854,260	3,808,172
NH Investment & Securities Co. Ltd.	712,926	4,489,414
Samsung Electronics Co. Ltd.	119,718	4,992,277
Samsung Life Insurance Co. Ltd.	91,213	4,315,881
Samsung Securities Co. Ltd.	178,040	3,968,388
Shinhan Financial Group Co. Ltd.	179,659	4,578,344
SSANGYONG C&E Co. Ltd.(b)	1,035,932	4,130,783
Yuhan Corp.	114,026	4,786,939

		80,396,350

Taiwan-26.95%
Asia Cement Corp.	4,134,000	4,785,420
Asustek Computer, Inc.	524,000	3,837,815
Catcher Technology Co. Ltd.	787,000	4,139,856
Cathay Financial Holding Co. Ltd.	3,065,000	3,595,531
Chang Hwa Commercial Bank Ltd.	11,928,009	6,144,928
Cheng Shin Rubber Industry Co. Ltd.	4,495,000	4,505,811
Chicony Electronics Co. Ltd.	2,007,000	4,989,082
China Steel Corp.	4,203,000	3,502,228
Chunghwa Telecom Co. Ltd.	1,938,222	6,676,783
Compal Electronics, Inc.	7,369,000	4,825,383
CTBC Financial Holding Co. Ltd.	5,939,053	3,760,003
E.Sun Financial Holding Co. Ltd.	5,781,937	4,162,959
Far Eastern New Century Corp.	5,950,000	5,936,613
Far EasTone Telecommunications Co. Ltd.	2,587,993	5,678,365
First Financial Holding Co. Ltd.	6,991,737	5,370,331
Formosa Chemicals & Fibre Corp.	2,788,095	6,013,581
Formosa Petrochemical Corp.	1,942,000	5,002,281
Formosa Plastics Corp.	1,469,000	3,788,468
Foxconn Technology Co. Ltd.	2,792,000	3,916,468
Fubon Financial Holding Co. Ltd.	2,397,950	3,795,343
Highwealth Construction Corp.	3,827,545	4,923,632
Hon Hai Precision Industry Co. Ltd.	1,463,000	4,653,813
Hotai Motor Co. Ltd.	217,000	3,932,904
Hua Nan Financial Holdings Co. Ltd.	7,647,167	4,995,667

	Shares	Value
Taiwan-(continued)
Inventec Corp.	7,979,000	$6,041,977
King Yuan Electronics Co. Ltd.	3,386,000	3,436,177
Lite-On Technology Corp.	1,974,000	3,920,739
Mega Financial Holding Co. Ltd.	4,969,271	4,611,101
Nan Ya Plastics Corp.	1,875,930	3,976,290
Pegatron Corp.	2,223,000	4,070,355
Pou Chen Corp.	5,050,000	4,270,696
Powertech Technology, Inc.	1,759,000	4,072,353
President Chain Store Corp.	631,000	5,248,134
Qisda Corp.	4,454,000	3,393,458
Quanta Computer, Inc.	1,802,000	3,825,178
Radiant Opto-Electronics Corp.	1,548,000	4,727,231
Shanghai Commercial & Savings Bank Ltd. (The)	3,009,000	4,332,923
Shanghai Commercial & Savings Bank Ltd. (The), Rts., expiring 12/08/2022(d)	218,233	63,663
Shin Kong Financial Holding Co. Ltd.	14,223,000	3,531,197
SinoPac Financial Holdings Co. Ltd.	8,777,475	4,385,673
Synnex Technology International Corp.	2,213,264	3,612,932
Taishin Financial Holding Co. Ltd.	9,871,806	4,059,320
Taiwan Business Bank	10,794,746	4,003,327
Taiwan Cement Corp.	5,229,974	4,909,821
Taiwan Cooperative Financial Holding Co. Ltd.	6,478,080	5,026,053
Taiwan High Speed Rail Corp.	7,892,000	6,882,309
Taiwan Mobile Co. Ltd.	2,535,162	7,482,160
Taiwan Semiconductor Manufacturing Co. Ltd.	263,397	3,187,984
Teco Electric and Machinery Co. Ltd.	5,161,000	4,564,776
Tripod Technology Corp.	1,380,000	3,820,188
Uni-President Enterprises Corp.	2,952,181	6,001,020
Wistron Corp.	5,627,000	4,549,099
WPG Holdings Ltd.	3,287,937	4,484,594
Yuanta Financial Holding Co. Ltd.	7,028,930	4,297,305

		243,721,298

Thailand-19.82%
Advanced Info Service PCL, NVDR	843,371	4,232,366
Airports of Thailand PCL, NVDR(d)	2,701,688	5,252,888
Asset World Corp. PCL, NVDR	26,174,083	4,195,005
Bangkok Bank PCL, NVDR	1,326,324	5,070,419
Bangkok Commercial Asset Management PCL, NVDR	7,969,266	3,203,620
Bangkok Dusit Medical Services PCL, NVDR	5,784,260	4,483,333
Bangkok Expressway & Metro PCL, NVDR	21,588,102	5,331,796
Berli Jucker PCL, NVDR	4,433,017	3,989,249
BTS Group Holdings PCL, NVDR	22,399,625	4,884,837
Bumrungrad Hospital PCL, NVDR	691,796	4,126,056
Carabao Group PCL, NVDR	1,479,326	3,507,861
Central Pattana PCL, NVDR	2,179,142	3,936,311
Central Retail Corp. PCL, NVDR	3,704,988	4,088,531
Charoen Pokphand Foods PCL, NVDR	7,248,141	4,808,606
CP ALL PCL, NVDR	3,215,938	5,069,792
Electricity Generating PCL, NVDR	1,296,704	5,808,934
Global Power Synergy PCL, NVDR	2,346,960	3,823,214
Gulf Energy Development PCL, NVDR	2,775,965	3,683,296
Home Product Center PCL, NVDR	12,544,063	4,811,963
Intouch Holdings PCL, NVDR	2,326,874	4,401,864
IRPC PCL, NVDR	46,660,957	3,849,590
Kasikornbank PCL, NVDR	1,019,157	3,909,536

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco S&P Emerging Markets Low Volatility ETF (EELV)–(continued)

October 31, 2022

	Shares	Value
Thailand-(continued)
Krung Thai Bank PCL, NVDR	9,263,125	$4,259,188
Krungthai Card PCL, NVDR	2,766,311	4,142,925
Land & Houses PCL, NVDR	23,356,877	5,645,908
Minor International PCL, NVDR(d)	4,646,775	3,449,065
Ngern Tid Lor PCL, NVDR	4,937,465	3,372,940
Osotspa PCL, NVDR	5,843,020	4,068,314
PTT Global Chemical PCL, NVDR	3,719,669	4,251,330
PTT Oil & Retail Business PCL, NVDR	6,512,231	4,123,615
PTT PCL, NVDR	4,989,641	4,719,576
Ratch Group PCL, NVDR	4,716,235	5,080,547
SCG Packaging PCL, NVDR	2,915,416	3,983,227
Siam Cement PCL (The), NVDR	732,966	6,239,648
Siam Global House PCL, NVDR	7,955,451	4,201,381
Thai Beverage PCL	12,382,341	5,031,338
Thai Union Group PCL, NVDR	9,206,687	4,354,187
Thai Union Group PCL, Rts., expiring 11/24/2022(d)(e)	258,289	0
Tisco Financial Group PCL, NVDR	2,882,863	7,271,541
TMBThanachart Bank PCL, NVDR	115,827,799	4,138,881
WHA Corp. PCL, NVDR	43,197,377	4,471,825

		179,274,503

United Arab Emirates-1.69%
Abu Dhabi National Oil Co. for Distribution PJSC	5,294,343	6,500,725

	Shares	Value
United Arab Emirates-(continued)
Aldar Properties PJSC	3,103,765	$3,650,444
Dubai Islamic Bank PJSC	3,225,512	5,110,870

		15,262,039

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.85% (Cost $983,740,517)		903,039,484

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.30%
Invesco Private Government Fund, 3.18%(f)(g)(h)	3,288,267	3,288,267
Invesco Private Prime Fund, 3.28%(f)(g)(h)	8,453,393	8,453,393

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $11,741,671)		11,741,660

TOTAL INVESTMENTS IN SECURITIES-101.15% (Cost $995,482,188)		914,781,144
OTHER ASSETS LESS LIABILITIES-(1.15)%		(10,384,205)

NET ASSETS-100.00%.		$904,396,939

Investment Abbreviations:

ADR-American Depositary Receipt

CPO-Certificates of Ordinary Participation

GDR-Global Depositary Receipt

NVDR-Non-Voting Depositary Receipt

Rts.-Rights

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $11,265,584, which represented 1.25% of the Fund’s Net Assets.

(b)	All or a portion of this security was out on loan at October 31, 2022.
(c)	Each CPO for Fomento Economico Mexicano S.A.B. de C.V. represents one Series B share and four Series D shares.
(d)	Non-income producing security.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$9,266,939	$270,393,250	$(279,660,189)	$–	$–	$–	$12,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco S&P Emerging Markets Low Volatility ETF (EELV)–(continued)

October 31, 2022

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$1,823,421	$28,602,113	$(27,137,267)	$–	$–	$3,288,267	$25,628	*
Invesco Private Prime Fund	4,254,649	57,459,266	(53,259,460)	(12)	(1,050)	8,453,393	67,942	*

Total	$15,345,009	$356,454,629	$(360,056,916)	$(12)	$(1,050)	$11,741,660	$106,320

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco S&P Emerging Markets Momentum ETF (EEMO)

October 31, 2022

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-100.06%
Brazil-6.78%
BB Seguridade Participacoes S.A.	3,100	$17,541
Cia de Saneamento Basico do Estado de Sao Paulo	1,100	12,599
Cia Energetica de Minas Gerais, Preference Shares	5,600	12,134
CPFL Energia S.A.	900	6,075
ENGIE Brasil Energia S.A.	1,000	7,665
Petroleo Brasileiro S.A.	21,300	135,011
Petroleo Brasileiro S.A., Preference Shares	25,400	144,299

		335,324

Chile-2.51%
Banco de Chile	147,343	13,471
Cia Sud Americana de Vapores S.A.	103,399	7,176
Quinenco S.A.	2,015	5,357
Sociedad Quimica y Minera de Chile S.A., Class B, Preference Shares	1,030	98,000

		124,004

China-3.94%
Bank of China Ltd., H Shares	238,948	77,013
China Overseas Land & Investment Ltd.	12,000	22,900
China Railway Group Ltd., H Shares	15,132	6,573
China Shenhua Energy Co. Ltd., H Shares	15,200	39,986
PICC Property & Casualty Co. Ltd., H Shares	26,000	23,980
Shanghai Baosight Software Co. Ltd., B Shares	1,554	4,682
Yankuang Energy Group Co. Ltd., H Shares	6,883	19,378

		194,512

Czech Republic-0.73%
CEZ A.S.	1,100	35,970

Greece-0.30%
Motor Oil Hellas Corinth Refineries S.A.	223	3,831
OPAP S.A.	577	7,071
Star Bulk Carriers Corp.	242	4,216

		15,118

Hungary-0.22%
MOL Hungarian Oil & Gas PLC	1,833	10,974

India-21.81%
ABB India Ltd.	238	8,769
Adani Enterprises Ltd.	1,431	57,868
Adani Green Energy Ltd.(a)	2,213	56,220
Adani Total Gas Ltd.	1,983	86,309
Adani Transmission Ltd.(a)	2,011	81,353
Bajaj Holdings & Investment Ltd.	88	7,081
Bank of Baroda	3,762	6,713
Bharat Electronics Ltd.	15,307	19,758
Canara Bank	1,286	4,512
Cholamandalam Investment and Finance Co. Ltd.	1,366	11,706
Coal India Ltd.	9,575	28,449
Cummins India Ltd.	584	9,509
Hindustan Aeronautics Ltd.(b)	490	14,977
ICICI Bank Ltd.	14,766	162,096
Indian Railway Catering & Tourism Corp. Ltd.	743	6,653
ITC Ltd.	15,844	66,743
Mahindra & Mahindra Ltd.	4,747	77,337
NHPC Ltd.	9,224	4,747
NTPC Ltd.	18,269	38,203

	Shares	Value
India-(continued)
Page Industries Ltd.	27	$16,233
Polycab India Ltd.	122	4,093
Power Grid Corp. of India Ltd.	12,999	35,828
Siemens Ltd.	341	12,052
SRF Ltd.	494	15,269
State Bank of India	5,466	37,889
Sun Pharmaceutical Industries Ltd.	3,481	42,763
Tata Elxsi Ltd.	200	16,903
Tata Motors Ltd.(a)	6,306	31,443
Tata Motors Ltd., Class A(a)	1,590	4,518
Tata Power Co. Ltd. (The)	7,458	20,362
Titan Co. Ltd.	1,494	49,841
Trent Ltd.	613	11,315
TVS Motor Co. Ltd.	1,089	15,077
Varun Beverages Ltd.	1,202	15,233

		1,077,822

Indonesia-8.39%
PT Adaro Energy Indonesia Tbk	101,076	25,791
PT Astra International Tbk	72,400	30,868
PT Bank Central Asia Tbk	192,700	108,720
PT Bank Mandiri (Persero) Tbk	108,200	73,185
PT Bank Negara Indonesia (Persero) Tbk	39,000	23,504
PT Bank Rakyat Indonesia (Persero) Tbk	228,600	68,151
PT Kalbe Farma Tbk	69,300	9,108
PT Perusahaan Gas Negara Tbk	56,600	7,167
PT Telkom Indonesia (Persero) Tbk	189,500	53,336
PT United Tractors Tbk	7,100	14,703

		414,533

Kuwait-4.16%
Boubyan Bank KSCP	3,639	9,681
Gulf Bank KSCP	12,458	13,795
Kuwait Finance House KSCP	22,022	57,588
National Bank of Kuwait SAKP	35,738	124,376

		205,440

Malaysia-3.97%
AMMB Holdings Bhd.	9,400	8,132
CIMB Group Holdings Bhd.	24,000	28,020
Hong Leong Bank Bhd.	3,100	13,874
Malayan Banking Bhd.	30,400	55,232
Petronas Chemicals Group Bhd.	8,812	16,252
Public Bank Bhd.	59,800	56,537
RHB Bank Bhd.	14,900	18,026

		196,073

Mexico-2.58%
America Movil S.A.B. de C.V., Series L	54,221	51,219
Arca Continental S.A.B. de C.V.	1,535	12,551
Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	1,146	17,719
Grupo Bimbo S.A.B. de C.V., Series A	5,658	21,866
Grupo Financiero Inbursa S.A.B. de C.V., Class O(a)(c)	13,096	24,128

		127,483

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco S&P Emerging Markets Momentum ETF (EEMO)–(continued)

October 31, 2022

	Shares	Value
Philippines-0.33%
International Container Terminal Services, Inc.	2,313	$6,905
PLDT, Inc.	330	9,305

		16,210

Qatar-2.98%
Commercial Bank P.S.Q.C. (The)	12,788	22,101
Industries Qatar Q.S.C.	7,703	33,357
Mesaieed Petrochemical Holding Co. Q.P.S.C.	18,709	11,662
Qatar Gas Transport Co. Ltd.	14,042	15,809
Qatar Islamic Bank (S.A.Q)	9,601	64,301

		147,230

Russia-0.00%
Alrosa PJSC(d)	11,439	0
Gazprom PJSC(d)	43,562	0
Severstal PAO(d)	1,045	0

		-

Saudi Arabia-14.53%
ACWA Power Co.	892	41,306
Al Rajhi Bank(a)	6,316	143,211
Alinma Bank	6,043	60,308
Arab National Bank	552	4,738
Bank AlBilad(a)	2,786	37,591
Bank Al-Jazira	1,422	8,848
Banque Saudi Fransi	2,121	24,385
Dr Sulaiman Al Habib Medical Services Group Co.	256	15,438
Mouwasat Medical Services Co.	159	9,267
Riyad Bank	5,503	52,649
Sahara International Petrochemical Co.	1,302	14,051
Saudi Arabian Mining Co.(a)	3,354	74,711
Saudi Arabian Oil Co.(b)	9,064	84,186
Saudi British Bank (The)	1,467	16,983
Saudi National Bank (The)	8,256	130,512

		718,184

South Africa-6.10%
Absa Group Ltd.	2,655	28,857
Capitec Bank Holdings Ltd.	321	33,197
FirstRand Ltd.	17,488	61,236
Investec Ltd.	1,698	8,348
MTN Group Ltd.	2,656	18,765
Nedbank Group Ltd.	1,748	20,694
Rand Merchant Investment Holdings Ltd.	4,820	7,480
Remgro Ltd.	1,654	12,304
Sasol Ltd.	2,066	34,742
Shoprite Holdings Ltd.	2,186	27,822
Standard Bank Group Ltd.	5,147	48,074

		301,519

South Korea-1.26%
Ecopro BM Co. Ltd.	187	15,110
Hyundai Marine & Fire Insurance Co. Ltd.	189	4,419
Korea Aerospace Industries Ltd.	354	11,767
L&F Co. Ltd.(a)	109	17,217
LG Innotek Co. Ltd.	53	11,032
Meritz Fire & Marine Insurance Co. Ltd.	118	2,605

		62,150

Taiwan-7.03%
China Airlines Ltd.	8,000	4,208
Chunghwa Telecom Co. Ltd.	14,000	48,227

	Shares	Value
Taiwan-(continued)
Compal Electronics, Inc.	13,000	$8,513
E Ink Holdings, Inc.	5,388	34,362
E.Sun Financial Holding Co. Ltd.	51,267	36,912
Eva Airways Corp.	11,000	7,988
Far EasTone Telecommunications Co. Ltd.	8,000	17,553
First Financial Holding Co. Ltd.	47,020	36,116
Hua Nan Financial Holdings Co. Ltd.	40,586	26,514
Mega Financial Holding Co. Ltd.	30,075	27,907
Shanghai Commercial & Savings Bank Ltd. (The)	16,000	23,040
Shanghai Commercial & Savings Bank Ltd. (The), Rts., expiring 12/08/2022(a)	1,172	342
SinoPac Financial Holdings Co. Ltd.	44,126	22,048
Taiwan Business Bank	27,000	10,013
Taiwan Cooperative Financial Holding Co. Ltd.	48,876	37,921
Yulon Finance Corp.	1,318	5,583

		347,247

Thailand-4.25%
Airports of Thailand PCL, NVDR(a)	15,500	30,137
Asset World Corp. PCL, NVDR	32,500	5,209
Bangkok Bank PCL, NVDR	2,300	8,793
Bangkok Dusit Medical Services PCL, NVDR	13,300	10,309
Bumrungrad Hospital PCL, NVDR	2,300	13,718
Central Pattana PCL, NVDR	5,400	9,754
Energy Absolute PCL, NVDR	6,400	16,227
Gulf Energy Development PCL, NVDR	24,010	31,858
Kasikornbank PCL, NVDR	5,100	19,564
Krung Thai Bank PCL, NVDR	20,300	9,334
Land & Houses PCL, NVDR	10,895	2,633
PTT Exploration & Production PCL, NVDR	8,100	38,627
TMBThanachart Bank PCL, NVDR	159,000	5,681
True Corp. PCL, NVDR	61,900	8,067

		209,911

Turkey-4.68%
Akbank T.A.S.	14,299	11,238
Aksa Enerji Uretim A.S.	1,849	4,115
Anadolu Efes Biracilik ve Malt Sanayii A.S.	969	2,498
Arcelik A.S.	1,149	4,858
Aselsan Elektronik Sanayi Ve Ticaret A.S.	1,940	3,360
BIM Birlesik Magazalar A.S.	1,889	13,607
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	9,333	2,212
Enerjisa Enerji A.S.(b)	1,055	1,163
Enka Insaat ve Sanayi A.S.	11,670	11,756
Eregli Demir ve Celik Fabrikalari TAS	5,154	8,229
Ford Otomotiv Sanayi A.S.	326	6,361
Gubre Fabrikalari TAS(a)	232	1,815
Haci Omer Sabanci Holding A.S.	8,868	15,989
Iskenderun Demir ve Celik A.S.	915	1,252
KOC Holding A.S.	5,468	16,343
Koza Altin Isletmeleri A.S.	200	2,089
Oyak Cimento Fabrikalari A.S.(a)	1,712	1,546
Petkim Petrokimya Holding A.S.(a)	4,917	3,552
Sasa Polyester Sanayi A.S.(a)	3,057	19,752
TAV Havalimanlari Holding A.S.(a)	1,242	5,234
Tofas Turk Otomobil Fabrikasi A.S.	842	4,454
Turk Hava Yollari AO(a)	5,055	27,526
Turk Telekomunikasyon A.S.	1,814	1,208
Turk Traktor ve Ziraat Makineleri A.S.	51	1,044
Turkiye Garanti Bankasi A.S.	3,146	3,974
Turkiye Is Bankasi A.S., Class C	24,803	12,426

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco S&P Emerging Markets Momentum ETF (EEMO)–(continued)

October 31, 2022

	Shares	Value
Turkey-(continued)
Turkiye Petrol Rafinerileri A.S.(a)	906	$18,458
Turkiye Sise ve Cam Fabrikalari A.S.	9,460	16,893
Vestel Beyaz Esya Sanayi ve Ticaret A.S.	1,235	623
Yapi ve Kredi Bankasi A.S.	15,588	7,717

		231,292

United Arab Emirates-3.51%
Abu Dhabi Commercial Bank PJSC	10,261	26,399
Abu Dhabi Islamic Bank PJSC	7,854	20,314
Aldar Properties PJSC	11,552	13,587
Dubai Islamic Bank PJSC	10,715	16,978
Emaar Properties PJSC	15,511	25,591
Fertiglobe PLC	5,180	7,178
First Abu Dhabi Bank PJSC	13,049	63,592

		173,639

Total Common Stocks & Other Equity Interests (Cost $5,089,323)		4,944,635

Money Market Funds-0.08%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(e)(f) (Cost $4,220)	4,220	4,220

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.14% (Cost $5,093,543)		4,948,855

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.50%
Invesco Private Government Fund, 3.18%(e)(f)(g)	6,971	$6,971
Invesco Private Prime Fund, 3.28%(e)(f)(g)	17,921	17,921

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $24,892)		24,892

TOTAL INVESTMENTS IN SECURITIES-100.64% (Cost $5,118,435)		4,973,747
OTHER ASSETS LESS LIABILITIES-(0.64)%		(31,865)

NET ASSETS-100.00%		$4,941,882

Investment Abbreviations:

NVDR-Non-Voting Depositary Receipt

Rts.-Rights

Notes to Schedule of Investments:
(a) Non-income producing security.

(b)  Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $100,326, which represented 2.03% of the Fund’s Net Assets.

(c) All or a portion of this security was out on loan at October 31, 2022.
(d) Security valued using significant unobservable inputs (Level 3). See Note 4.

(e)  Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$11,208	$956,847	$(963,835)	$-	$-	$4,220	$69
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	4,674	665,718	(663,421)	-	-	6,971	47	*
Invesco Private Prime Fund	10,905	1,130,508	(1,123,454)	-	(38)	17,921	136	*

Total	$26,787	$2,753,073	$(2,750,710)	$-	$(38)	$29,112	$252

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco S&P Emerging Markets Momentum ETF (EEMO)–(continued)

October 31, 2022

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)

October 31, 2022

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.63%
Australia-13.71%
APA Group	21,770	$146,308
Aurizon Holdings Ltd.	93,528	216,499
Australia & New Zealand Banking Group Ltd.	15,475	252,929
Bank of Queensland Ltd.(a)	46,227	217,561
Commonwealth Bank of Australia	2,183	146,125
Dexus	35,524	176,275
GPT Group (The)	68,449	188,647
Medibank Pvt. Ltd.	58,913	105,858
National Australia Bank Ltd.	8,709	180,546
Stockland	108,964	250,837
Suncorp Group Ltd.	25,628	186,985
Wesfarmers Ltd.	4,867	141,481
Westpac Banking Corp.	15,371	236,977

		2,447,028

Austria-1.55%
Oesterreichische Post AG(a)	9,732	277,498

Belgium-1.40%
Proximus SADP	23,796	249,534

China-0.79%
Wilmar International Ltd.	51,228	140,460

Finland-0.74%
Elisa OYJ	2,749	132,887

France-2.52%
Bouygues S.A.	8,158	232,859
Orange S.A.	22,857	217,571

		450,430

Germany-1.30%
E.ON SE	27,745	232,427

Hong Kong-11.04%
CK Asset Holdings Ltd.	21,640	119,642
CK Hutchison Holdings Ltd.	28,820	143,185
CK Infrastructure Holdings Ltd.	32,482	154,344
CLP Holdings Ltd.	21,984	147,590
HK Electric Investments & HK Electric Investments Ltd.	192,592	122,427
HKT Trust & HKT Ltd.	192,177	217,152
Hong Kong & China Gas Co. Ltd. (The)	152,616	117,818
Link REIT	22,606	133,623
New World Development Co. Ltd.	84,488	172,854
Power Assets Holdings Ltd.	34,235	163,764
Sino Land Co. Ltd.	124,941	133,538
Sun Hung Kai Properties Ltd.	17,769	191,162
Swire Properties Ltd.	79,884	153,462

		1,970,561

Israel-3.95%
Amot Investments Ltd.	38,716	235,409
First International Bank of Israel Ltd. (The)	7,114	308,654
Plus500 Ltd.	7,774	161,558

		705,621

Italy-5.53%
Assicurazioni Generali S.p.A.(a)	24,219	363,708
Snam S.p.A.	41,687	185,489

	Shares	Value
Italy-(continued)
Terna Rete Elettrica Nazionale S.p.A.(a)	20,810	$137,967
UnipolSai Assicurazioni S.p.A.(a)	132,681	299,251

		986,415

Japan-18.01%
Activia Properties, Inc.	61	180,782
Aozora Bank Ltd.(a)	10,288	176,987
Chugoku Electric Power Co., Inc. (The)(a)	27,624	129,724
Daiwa Office Investment Corp.	31	146,412
EXEO Group, Inc.	10,949	160,513
Japan Post Holdings Co. Ltd.	25,492	171,439
Japan Prime Realty Investment Corp.	52	141,164
Japan Tobacco, Inc.	14,411	238,899
Kenedix Office Investment Corp.(a)	64	145,753
Kyushu Electric Power Co., Inc.	27,531	136,511
Mitsubishi HC Capital, Inc.	34,141	146,547
Mizuho Financial Group, Inc.	15,805	170,773
ORIX JREIT, Inc.	111	148,986
Sekisui House Ltd.	8,502	141,571
Sekisui House REIT, Inc.(a)	293	157,899
Seven Bank Ltd.	78,374	141,314
SoftBank Corp.(a)	19,854	195,755
Sumitomo Mitsui Financial Group, Inc.	6,089	170,952
Takeda Pharmaceutical Co. Ltd.	6,247	164,670
Tohoku Electric Power Co., Inc.	35,067	147,454

		3,214,105

Netherlands-1.58%
Koninklijke Ahold Delhaize N.V.	5,554	155,073
Koninklijke KPN N.V.	45,061	126,081

		281,154

New Zealand-3.92%
Contact Energy Ltd.	45,090	197,773
Fletcher Building Ltd.	92,373	275,833
Spark New Zealand Ltd.	76,226	226,732

		700,338

Norway-2.47%
Gjensidige Forsikring ASA	6,715	122,651
Orkla ASA	17,943	121,083
Telenor ASA	21,628	196,583

		440,317

Portugal-0.79%
Jeronimo Martins SGPS S.A.	6,823	141,479

Singapore-12.03%
CapitaLand Integrated Commercial Trust	123,699	164,338
DBS Group Holdings Ltd.	7,314	176,764
Jardine Cycle & Carriage Ltd.	7,485	157,306
Keppel Corp. Ltd.	41,917	206,460
Keppel REIT	225,709	142,753
Mapletree Industrial Trust.	92,486	143,784
Mapletree Logistics Trust	173,582	186,449
Mapletree Pan Asia Commercial Trust	145,270	163,225
Oversea-Chinese Banking Corp. Ltd.	19,552	167,596
Singapore Technologies Engineering Ltd.	61,420	143,231
Suntec REIT	191,432	174,509

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)–(continued)

October 31, 2022

	Shares	Value
Singapore-(continued)
United Overseas Bank Ltd.	8,106	$159,015
Venture Corp. Ltd.	14,344	161,473

		2,146,903

Spain-0.98%
Telefonica S.A.	50,597	174,276

Sweden-2.01%
Svenska Handelsbanken AB, Class A	23,166	215,194
Telia Co. AB(a)	54,429	144,071

		359,265

Switzerland-4.94%
Holcim AG	4,861	220,913
Novartis AG	1,753	141,711
Swiss Life Holding AG	378	183,155
Swisscom AG	301	148,673
Zurich Insurance Group AG	439	187,444

		881,896

United Kingdom-9.65%
British American Tobacco PLC	5,769	228,058
Imperial Brands PLC	13,198	322,646
National Grid PLC	14,222	155,296
Phoenix Group Holdings PLC(a)	40,705	254,199
SSE PLC	9,311	166,807
Tesco PLC	53,070	131,431
Unilever PLC	3,231	147,852
United Utilities Group PLC	13,064	141,297
Vodafone Group PLC	150,009	175,545

		1,723,131

	Shares	Value
United States-0.72%
GSK PLC	7,820	$128,643

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.63% (Cost $21,139,258)		17,784,368

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-12.55%
Invesco Private Government Fund, 3.18%(b)(c)(d)	627,209	627,209
Invesco Private Prime Fund, 3.28%(b)(c)(d)	1,612,389	1,612,389

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,239,582)		2,239,598

TOTAL INVESTMENTS IN SECURITIES-112.18% (Cost $23,378,840)		20,023,966
OTHER ASSETS LESS LIABILITIES-(12.18)%		(2,173,744)

NET ASSETS-100.00%		$17,850,222

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2022.
(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$2,034,679	$(2,034,679)	$-	$-	$-	$176
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	419,898	4,141,395	(3,934,084)	-	-	627,209	4,286	*
Invesco Private Prime Fund	979,762	9,857,281	(9,224,336)	16	(334)	1,612,389	11,629	*

Total	$1,399,660	$16,033,355	$(15,193,099)	$16	$(334)	$2,239,598	$16,091

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(c)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco S&P International Developed Low Volatility ETF (IDLV)

October 31, 2022

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.45%
Australia-7.02%
APA Group	279,886	$1,881,008
ASX Ltd.	43,053	1,863,798
Aurizon Holdings Ltd.	852,661	1,973,748
Australia & New Zealand Banking Group Ltd.	149,195	2,438,495
Coles Group Ltd.	203,238	2,122,256
Commonwealth Bank of Australia(a)	31,152	2,085,241
Dexus	352,606	1,749,678
Lendlease Corp. Ltd.	289,557	1,609,017
Medibank Pvt. Ltd.	915,996	1,645,912
National Australia Bank Ltd.	109,778	2,275,805
Telstra Group Ltd.(b)	1,002,198	2,512,154
Transurban Group.	266,907	2,263,134
Wesfarmers Ltd.	61,976	1,801,605
Westpac Banking Corp.(a)	144,112	2,221,795
Woolworths Group Ltd.	86,894	1,834,736

		30,278,382

Belgium-0.95%
Ackermans & van Haaren N.V	14,034	1,957,130
Groupe Bruxelles Lambert S.A.	28,989	2,137,387

		4,094,517

Canada-20.66%
Algonquin Power & Utilities Corp.	213,701	2,362,531
AltaGas Ltd.	104,246	1,877,735
Bank of Montreal(a)	26,174	2,407,958
Bank of Nova Scotia (The)(a)	47,325	2,284,631
BCE, Inc.	68,763	3,097,750
Canadian Apartment Properties REIT	62,258	1,925,637
Canadian Imperial Bank of Commerce	51,004	2,313,418
Canadian National Railway Co.	15,867	1,877,449
Canadian Utilities Ltd., Class A	111,501	2,963,169
CCL Industries, Inc., Class B(a)	40,006	1,877,046
CGI,Inc.,ClassA(b)	26,687	2,147,012
Choice Properties REIT(a)	248,866	2,388,223
Dollarama, Inc.	32,297	1,916,676
Emera, Inc.(a)	72,846	2,696,378
Empire Co. Ltd., Class A	74,795	1,919,156
Enbridge, Inc.	65,749	2,558,526
Fortis, Inc.	74,281	2,894,348
George Weston Ltd.	18,985	2,087,021
Great-West Lifeco, Inc.	116,730	2,699,068
Hydro One Ltd.(c)	128,636	3,221,440
IGM Financial, Inc.	73,364	1,961,501
Intact Financial Corp.	18,521	2,810,771
Loblaw Cos. Ltd.	23,842	1,950,987
Metro, Inc.	47,682	2,494,824
National Bank of Canada	36,022	2,449,617
Northland Power, Inc.(a)	65,402	1,900,616
Pembina Pipeline Corp.	61,738	2,035,831
Power Corp. of Canada	105,973	2,628,252
Restaurant Brands International, Inc.	32,529	1,930,444
Rogers Communications, Inc., Class B	52,436	2,180,012
Royal Bank of Canada	29,778	2,751,744
Sun Life Financial, Inc.	59,985	2,544,432
TC Energy Corp.	46,337	2,032,775
TELUS Corp.	134,582	2,806,978
Thomson Reuters Corp.	22,079	2,345,241

	Shares	Value
Canada-(continued)
TMX Group Ltd.	25,635	$2,461,546
Toromont Industries Ltd.	24,437	1,875,704
Toronto-Dominion Bank (The)	37,378	2,389,200

		89,065,647

China-0.48%
Wilmar International Ltd.	760,844	2,086,124

Denmark-0.47%
Tryg A/S(a)	94,532	2,046,245

Finland-0.57%
Elisa OYJ	50,978	2,464,289

France-2.53%
Air Liquide S.A.	16,520	2,160,136
Bureau Veritas S.A.	79,706	1,974,952
Danone S.A.	38,286	1,904,865
Orange S.A.	298,218	2,838,679
Sanofi	23,426	2,021,961

		10,900,593

Germany-1.33%
Beiersdorf AG	18,648	1,791,102
Deutsche Boerse AG	12,175	1,981,262
Deutsche Telekom AG	103,077	1,952,356

		5,724,720

Hong Kong-6.77%
CK Asset Holdings Ltd.	278,070	1,537,385
CK Hutchison Holdings Ltd.	369,597	1,836,249
CK Infrastructure Holdings Ltd.	402,478	1,912,448
CLP Holdings Ltd.	407,539	2,736,015
Hang Seng Bank Ltd.	129,874	1,828,198
HK Electric Investments & HK Electric Investments Ltd.	5,405,875	3,436,412
HKT Trust & HKT Ltd.	2,902,331	3,279,512
Hong Kong & China Gas Co. Ltd. (The)	2,192,355	1,692,475
Link REIT	327,284	1,934,556
MTR Corp. Ltd.	684,922	3,014,587
Power Assets Holdings Ltd.	539,702	2,581,681
Sino Land Co. Ltd.	1,389,858	1,485,494
Sun Hung Kai Properties Ltd.	178,051	1,915,502

		29,190,514

Ireland-0.38%
Kerry Group PLC, Class A	18,682	1,624,865

Israel-0.46%
First International Bank of Israel Ltd. (The)	45,601	1,978,483

Italy-1.87%
Infrastrutture Wireless Italiane S.p.A.(a)(c)	206,881	1,826,335
Snam S.p.A	493,697	2,196,732
Terna Rete Elettrica Nazionale S.p.A.(a)	267,841	1,775,747
UnipolSai Assicurazioni S.p.A.(a)	999,269	2,253,768

		8,052,582

Japan-29.77%
Activia Properties, Inc.	719	2,130,854
Advance Residence Investment Corp.	868	2,020,574
Aeon Mall Co. Ltd.	194,195	2,112,647
Canon, Inc.	85,337	1,810,831

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco S&P International Developed Low Volatility ETF (IDLV)–(continued)

October 31, 2022

	Shares	Value
Japan-(continued)
Central Japan Railway Co.	17,045	$1,979,897
Chubu Electric Power Co., Inc.	193,889	1,579,706
Chugoku Electric Power Co., Inc. (The)(a)	337,378	1,584,350
COMSYS Holdings Corp.	120,304	1,974,917
Dai Nippon Printing Co. Ltd.	91,690	1,840,154
Daiwa House Industry Co. Ltd.	91,375	1,851,660
Daiwa House REIT Investment Corp.	956	1,929,559
Daiwa Office Investment Corp.	432	2,040,327
Daiwa Securities Group, Inc.	468,911	1,829,773
GLP J-Reit	1,806	1,872,403
Hankyu Hanshin Holdings, Inc.	66,735	1,982,272
Haseko Corp.	184,821	1,904,974
Industrial & Infrastructure Fund Investment Corp.	1,632	1,723,847
Japan Metropolitan Fund Investment Corp.	2,719	2,003,098
Japan Post Bank Co. Ltd.(a)	270,471	1,801,502
Japan Post Holdings Co. Ltd.	324,141	2,179,913
Japan Prime Realty Investment Corp.	838	2,274,922
Japan Real Estate Investment Corp.	554	2,322,078
Japan Tobacco, Inc.	149,455	2,477,594
Kansai Electric Power Co., Inc. (The)	216,530	1,641,802
Kao Corp.	48,016	1,805,829
KDDI Corp.	73,617	2,176,787
Kewpie Corp.	145,056	2,292,438
Kirin Holdings Co. Ltd.	136,791	2,015,029
Kuraray Co. Ltd.	261,428	1,799,313
Kyocera Corp.	37,421	1,873,379
Kyushu Electric Power Co., Inc.	383,487	1,901,503
Kyushu Railway Co.	95,120	1,990,266
McDonald’s Holdings Co. Japan Ltd.	113,710	3,947,547
MEIJI Holdings Co. Ltd.	51,213	2,108,679
Mitsubishi Estate Co. Ltd.	151,829	1,913,249
Mitsubishi HC Capital, Inc.	455,467	1,955,044
Mizuho Financial Group, Inc.	204,717	2,211,966
NH Foods Ltd.	73,490	1,752,764
Nichirei Corp.	134,409	2,092,525
Nippon Building Fund, Inc.	499	2,219,121
Nippon Prologis REIT, Inc.	844	1,768,803
Nippon Telegraph & Telephone Corp.	92,103	2,536,883
Nisshin Seifun Group, Inc.	200,685	2,171,100
Nissin Foods Holdings Co. Ltd.	29,504	1,911,552
Nomura Real Estate Master Fund, Inc.	1,889	2,154,173
Oji Holdings Corp.	496,251	1,722,781
Ono Pharmaceutical Co. Ltd.	81,669	1,920,912
ORIX JREIT, Inc.	1,574	2,112,645
Osaka Gas Co. Ltd.	118,459	1,754,948
Otsuka Holdings Co. Ltd.	65,402	2,097,123
Secom Co. Ltd.	35,381	2,021,193
Sekisui House Ltd.	131,505	2,189,759
Sekisui House REIT, Inc.(a)	4,019	2,165,855
Skylark Holdings Co. Ltd.(a)(b)	196,261	2,095,511
SoftBank Corp.(a)	249,564	2,460,632
Sohgo Security Services Co. Ltd.	75,778	1,891,455
Sumitomo Mitsui Financial Group, Inc.	68,918	1,934,906
Sumitomo Mitsui Trust Holdings, Inc.	63,922	1,839,368
Suntory Beverage & Food Ltd.	57,062	1,911,856
Takeda Pharmaceutical Co. Ltd.	88,916	2,343,815
Tobu Railway Co. Ltd.	89,920	2,081,103

	Shares	Value
Japan-(continued)
United Urban Investment Corp.	1,904	$2,013,717
Zensho Holdings Co. Ltd.	94,296	2,353,673

		128,378,856

Netherlands-1.48%
Koninklijke Ahold Delhaize N.V.	70,945	1,980,849
Koninklijke KPN N.V.	827,590	2,315,614
Wolters Kluwer N.V.	19,560	2,079,172

		6,375,635

New Zealand-1.39%
Contact Energy Ltd.	421,760	1,849,912
Infratil Ltd.	377,636	1,917,448
Spark New Zealand Ltd.	746,394	2,220,122

		5,987,482

Norway-1.40%
Gjensidige Forsikring ASA	103,219	1,885,310
Orkla ASA	315,962	2,132,174
Telenor ASA	221,507	2,013,342

		6,030,826

Singapore-10.15%
CapitaLand Ascendas REIT	1,588,394	2,940,847
CapitaLand Integrated Commercial Trust	1,706,219	2,266,760
City Developments Ltd.	371,206	2,001,485
DBS Group Holdings Ltd.	104,075	2,515,275
Genting Singapore Ltd.	3,870,948	2,202,044
Keppel Corp. Ltd.	493,118	2,428,827
Mapletree Industrial Trust	1,760,192	2,736,501
Mapletree Logistics Trust(a)	2,037,072	2,188,078
Mapletree Pan Asia Commercial Trust	1,876,677	2,108,626
Oversea-Chinese Banking Corp. Ltd.	318,144	2,727,077
Singapore Airlines Ltd.(a)(b)	578,861	2,151,656
Singapore Exchange Ltd.	455,279	2,708,960
Singapore Technologies Engineering Ltd.	1,161,807	2,709,323
Singapore Telecommunications Ltd.	1,369,975	2,420,279
Suntec REIT	2,485,713	2,265,967
United Overseas Bank Ltd.	127,094	2,493,201
UOL Group Ltd.	614,790	2,689,245
Venture Corp. Ltd.	196,099	2,207,517

		43,761,668

Spain-0.79%
Red Electrica Corp. S.A.	112,764	1,822,214
Telefonica S.A.	464,342	1,599,381

		3,421,595

Sweden-0.89%
AAK AB(a)	130,874	1,906,774
Telia Co. AB(a)	735,455	1,946,714

		3,853,488

Switzerland-2.64%
Novartis AG	32,110	2,595,752
SGS S.A.	963	2,125,673
Swiss Life Holding AG	3,697	1,791,332
Swisscom AG	5,317	2,626,223
Zurich Insurance Group AG(a)	5,278	2,253,599

		11,392,579

United Kingdom-5.43%
British American Tobacco PLC	51,067	2,018,761

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco S&P International Developed Low Volatility ETF (IDLV)–(continued)

October 31, 2022

	Shares	Value
United Kingdom-(continued)
Bunzl PLC	59,894	$1,959,124
Diageo PLC	45,688	1,892,652
Imperial Brands PLC	89,328	2,184,487
J Sainsbury PLC	798,299	1,786,773
National Grid PLC	179,267	1,957,489
Reckitt Benckiser Group PLC	26,738	1,779,361
RELX PLC	84,287	2,271,797
Severn Trent PLC(a)	67,210	1,936,878
Tesco PLC	800,015	1,981,280
United Utilities Group PLC	176,473	1,908,694
Vodafone Group PLC	1,471,351	1,721,822

		23,399,118

United States-2.02%
GSK PLC	124,886	2,054,436
Nestle S.A.	22,205	2,419,419
Roche Holding AG	6,457	2,145,666
Waste Connections, Inc.	15,782	2,080,394

		8,699,915

Total Common Stocks & Other Equity Interests (Cost $493,392,800)		428,808,123

Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(d)(e) (Cost $49,451)	49,451	49,451

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.46% (Cost $493,442,251)		428,857,574

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-7.38%
Invesco Private Government Fund, 3.18%(d)(e)(f)	8,908,375	$8,908,375
Invesco Private Prime Fund, 3.28%(d)(e)(f)	22,901,210	22,901,210

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $31,809,512)		31,809,585

TOTAL INVESTMENTS IN SECURITIES-106.84% (Cost $525,251,763)		460,667,159
OTHER ASSETS LESS LIABILITIES-(6.84)%		(29,507,717)

NET ASSETS-100.00%.		$431,159,442

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2022.
(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $5,047,775, which represented 1.17% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$–	$85,144,131	$(85,094,680)	$–	$–	$49,451	$6,447

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco S&P International Developed Low Volatility ETF (IDLV)–(continued)

October 31, 2022

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$16,037,629	$144,742,322	$(151,871,576)	$-	$-	$8,908,375	$119,547	*
Invesco Private Prime Fund	37,421,121	284,712,356	(299,223,038)	73	(9,302)	22,901,210	330,078	*

Total	$53,458,750	$514,598,809	$(536,189,294)	$73	$(9,302)	$31,859,036	$456,072

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco S&P International Developed Momentum ETF (IDMO)

October 31, 2022

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.84%
Australia-7.12%
Ampol Ltd.	419	$7,296
APA Group	2,610	17,541
ASX Ltd.	350	15,152
Endeavour Group Ltd.	2,286	10,452
Glencore PLC	27,028	155,438
Incitec Pivot Ltd.	4,604	11,040
Macquarie Group Ltd.	579	62,756
National Australia Bank Ltd.	6,739	139,706
Orica Ltd.	1,014	9,000
Origin Energy Ltd.	4,325	15,404
Pilbara Minerals Ltd.(a)	4,079	13,276
South32 Ltd.	8,366	19,259
Vicinity Ltd.	8,639	10,744
WiseTech Global Ltd.	357	13,277
Woodside Energy Group Ltd.	4,889	112,483
Worley Ltd.	729	6,652

		619,476

Austria-0.05%
Verbund AG	58	4,543

Belgium-0.16%
Elia Group S.A./N.V	107	13,526

Canada-17.47%
AltaGas Ltd.	415	7,475
BCE, Inc.	498	22,435
Cameco Corp.	695	16,462
Canadian National Railway Co.	1,071	126,725
Canadian Natural Resources Ltd.	3,640	218,045
Canadian Utilities Ltd., Class A(b)	303	8,052
Cenovus Energy, Inc.	4,800	96,911
Dollarama, Inc.	691	41,008
Emera, Inc.(b)	426	15,768
Enbridge, Inc.	5,264	204,841
Fairfax Financial Holdings Ltd.	54	26,488
Fortis, Inc.	829	32,302
George Weston Ltd.	132	14,511
Hydro One Ltd.(c)	825	20,661
Imperial Oil Ltd.	676	36,728
Intact Financial Corp.	319	48,412
Loblaw Cos. Ltd.	451	36,905
Metro, Inc.	366	19,150
Nutrien Ltd.	1,270	107,173
Pembina Pipeline Corp.	1,219	40,197
Ritchie Bros. Auctioneers, Inc.	184	12,005
Suncor Energy, Inc.	4,377	150,366
TC Energy Corp.	1,921	84,273
Teck Resources Ltd., Class B	736	22,376
TELUS Corp.	769	16,039
Thomson Reuters Corp.	227	24,112
Tourmaline Oil Corp.	1,090	61,338
West Fraser Timber Co. Ltd.	112	8,399

		1,519,157

China-0.21%
BOC Hong Kong Holdings Ltd.	5,831	18,125

Denmark-5.56%
AP Moller - Maersk A/S, Class A	5	10,010

	Shares	Value
Denmark-(continued)
AP Moller-Maersk A/S, Class B	8	$16,738
Novo Nordisk A/S, Class B	4,198	456,496

		483,244

Finland-0.49%
Orion OYJ, Class B	202	9,294
Sampo OYJ, Class A	728	33,299

		42,593

France-6.45%
Aeroports de Paris(a)	51	6,908
Orange S.A.	3,618	34,439
Sanofi	1,929	166,497
Thales S.A.	255	32,424
TotalEnergies SE	5,886	320,541

		560,809

Germany-1.38%
Deutsche Boerse AG	388	63,140
Hapag-Lloyd AG(b)(c)	18	3,254
RWE AG	1,396	53,796

		120,190

Hong Kong-0.20%
HKT Trust & HKT Ltd.	7,452	8,420
Power Assets Holdings Ltd.	1,928	9,223

		17,643

Israel-1.82%
Airport City Ltd.(a)	96	1,597
Bank Hapoalim BM	2,359	22,856
Bank Leumi Le-Israel BM	3,841	36,833
Bezeq The Israeli Telecommunication Corp. Ltd.	7,054	12,543
Elbit Systems Ltd.	86	17,476
Fattal Holdings 1998 Ltd.(a)	11	1,124
First International Bank of Israel Ltd. (The)	179	7,766
ICL Group Ltd.	1,357	12,307
Israel Corp. Ltd. (The)	10	4,350
Israel Discount Bank Ltd., Class A	2,368	13,537
Mivne Real Estate KD Ltd.(b)	987	3,085
Mizrahi Tefahot Bank Ltd.	337	12,802
Phoenix Holdings Ltd. (The)	281	3,059
Plus500 Ltd.	213	4,427
ZIM Integrated Shipping Services Ltd.(b)	182	4,275

		158,037

Italy-0.68%
Eni S.p.A.(b)	4,483	58,726

Japan-24.74%
Ajinomoto Co., Inc.	1,033	28,467
Astellas Pharma, Inc.	3,237	44,569
Bandai Namco Holdings, Inc.	591	39,134
Canon Marketing Japan, Inc.	119	2,514
Canon, Inc.	2,376	50,418
Chiba Bank Ltd. (The)	1,218	6,662
Dai Nippon Printing Co. Ltd.	425	8,529
Dai-ichi Life Holdings, Inc.	1,505	23,871
Daiichi Sankyo Co. Ltd.	5,323	170,718
Dentsu Group, Inc.	399	12,442
Electric Power Development Co. Ltd.	392	5,454

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P International Developed Momentum ETF (IDMO)–(continued)

October 31, 2022

	Shares	Value
Japan-(continued)
Fuji Electric Co. Ltd.	242	$9,378
Fukuoka Financial Group, Inc.	400	6,792
GOLDWIN, Inc.	61	3,193
Hankyu Hanshin Holdings, Inc.	434	12,891
Hitachi Transport System Ltd.	145	8,673
Idemitsu Kosan Co. Ltd.	472	10,321
IHI Corp.	307	6,857
Inpex Corp.	3,482	35,561
Isetan Mitsukoshi Holdings Ltd.	919	8,161
ITOCHU Corp.	2,748	71,161
Japan Post Bank Co. Ltd.(b)	724	4,822
Japan Tobacco, Inc.	2,154	35,708
JFE Holdings, Inc.	810	7,428
Kansai Electric Power Co., Inc. (The)	2,170	16,454
Kawasaki Kisen Kaisha Ltd.(b)	816	12,413
KDDI Corp.	4,167	123,214
Kintetsu Group Holdings Co. Ltd.	316	10,694
Konami Group Corp.	177	7,776
Marubeni Corp.	3,864	33,874
Marui Group Co. Ltd.	403	6,654
Mitsubishi Corp.	3,121	84,642
Mitsubishi Estate Co. Ltd.	2,240	28,227
Mitsubishi Heavy Industries Ltd.	1,004	34,585
Mitsubishi Motors Corp.(a)	1,400	4,710
Mitsubishi UFJ Financial Group, Inc.	29,567	139,147
Mitsui & Co. Ltd.	2,543	56,340
Mitsui OSK Lines Ltd.(b)	1,185	23,527
MS&AD Insurance Group Holdings, Inc.	1,065	28,238
Nexon Co. Ltd.	810	13,608
NGK Spark Plug Co. Ltd.	573	10,447
Nikon Corp.	840	8,132
Nippon Telegraph & Telephone Corp.	3,863	106,402
Nippon Yusen K.K.(b)	1,485	26,966
Nissan Chemical Corp.	261	11,765
Nissin Foods Holdings Co. Ltd.	172	11,144
Nomura Real Estate Holdings, Inc.	200	4,528
NTT Data Corp.	945	13,714
Ono Pharmaceutical Co. Ltd.	1,644	38,668
Oriental Land Co. Ltd.	475	63,755
ORIX Corp.	2,262	33,252
Osaka Gas Co. Ltd.	718	10,637
Resona Holdings, Inc.	5,065	19,073
Rohto Pharmaceutical Co. Ltd.	276	8,588
Sega Sammy Holdings, Inc.	558	7,152
Seven & i Holdings Co. Ltd.	1,133	42,336
Shimamura Co. Ltd.	41	3,318
Shinsei Bank Ltd.(b)	112	1,665
SoftBank Corp.(b)	4,851	47,830
Sojitz Corp.	387	5,713
Sompo Holdings, Inc.	810	33,749
Sumitomo Corp.	2,853	36,384
Sumitomo Mitsui Financial Group, Inc.	2,287	64,209
Sumitomo Mitsui Trust Holdings, Inc.	771	22,186
Suntory Beverage & Food Ltd.	321	10,755
Suzuken Co. Ltd.	127	2,828
Taisei Corp.	328	8,948
TIS, Inc.	447	12,075
Tokio Marine Holdings, Inc.	6,444	116,667
Tokyo Electric Power Co. Holdings, Inc.(a)(b)	2,033	6,634
Tokyo Gas Co. Ltd.	835	14,926

	Shares	Value
Japan-(continued)
Tokyo Tatemono Co. Ltd.	385	$5,307
Toppan, Inc.	634	9,465
Toshiba Corp.	731	25,481
Toyo Suisan Kaisha Ltd.	239	8,972
Trend Micro, Inc.	372	18,796
USS Co. Ltd.	609	9,207
Yakult Honsha Co. Ltd.	319	17,685
Yokogawa Electric Corp.	534	8,949
Zensho Holdings Co. Ltd.	213	5,317

		2,151,452

Netherlands-7.23%
Koninklijke KPN N.V.	7,254	20,297
Shell PLC	20,559	569,041
Wolters Kluwer N.V.	373	39,649

		628,987

New Zealand-0.11%
Spark New Zealand Ltd.	3,219	9,575

Norway-2.10%
Aker BP ASA	595	18,965
DNB Bank ASA	1,347	23,839
Equinor ASA	3,618	132,358
Kongsberg Gruppen ASA	204	7,311

		182,473

Portugal-0.25%
Galp Energia SGPS S.A.(b)	804	8,165
Jeronimo Martins SGPS S.A.	664	13,768

		21,933

Singapore-0.71%
City Developments Ltd.	904	4,874
Jardine Cycle & Carriage Ltd.	265	5,569
Kenon Holdings Ltd.	71	2,733
Keppel Corp. Ltd.	3,829	18,860
Singapore Telecommunications Ltd.	14,456	25,539
Suntec REIT	4,153	3,786

		61,361

Spain-1.29%
Corp.ACCIONA Energias Renovables S.A	135	5,305
EDP Renovaveis S.A.	346	7,287
Naturgy Energy Group S.A.	417	10,699
Red Electrica Corp. S.A.	807	13,041
Repsol S.A.	3,129	42,507
Telefonica S.A.	9,650	33,239

		112,078

Sweden-0.09%
Axfood AB	299	7,398

Switzerland-1.38%
Zurich Insurance Group AG	282	120,408

United Kingdom-19.78%
AstraZeneca PLC	3,496	412,736
BAE Systems PLC	8,348	78,276
BP PLC	45,533	251,532
British American Tobacco PLC	5,153	203,706
Bunzl PLC	579	18,939
Compass Group PLC	3,189	67,430
HSBC Holdings PLC	42,462	218,679

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco S&P International Developed Momentum ETF (IDMO)–(continued)

October 31, 2022

	Shares	Value
United Kingdom-(continued)
Imperial Brands PLC	2,011	$49,178
National Grid PLC	9,603	104,859
NatWest Group PLC	9,194	24,855
Reckitt Benckiser Group PLC	1,476	98,225
RELX PLC	3,494	94,174
SSE PLC	2,150	38,517
Standard Chartered PLC	4,224	25,299
Tesco PLC	13,624	33,741

		1,720,146

United States-0.57%
Computershare Ltd.	1,976	31,930
Tenaris S.A.	1,140	17,695

		49,625

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.84% (Cost $8,961,298)		8,681,505

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.73%
Invesco Private Government Fund, 3.18%(d)(e)(f)	66,406	$66,406
Invesco Private Prime Fund, 3.28%(d)(e)(f)	170,719	170,719

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $237,129)		237,125

TOTAL INVESTMENTS IN SECURITIES-102.57% (Cost $9,198,427)		8,918,630
OTHER ASSETS LESS LIABILITIES-(2.57)%		(223,772)

NET ASSETS-100.00%		$8,694,858

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:
(a) Non-income producing security.
(b) All or a portion of this security was out on loan at October 31, 2022.

(c)  Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $23,915, which represented less than 1% of the Fund’s Net Assets.

(d)  Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$2,656,647	$(2,656,647)	$-	$-	$-	$202
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	325,717	2,539,776	(2,799,087)	-	-	66,406	1,598	*
Invesco Private Prime Fund	760,007	4,365,481	(4,954,697)	(4)	(68)	170,719	4,323	*

Total	$1,085,724	$9,561,904	$(10,410,431)	$(4)	$(68)	$237,125	$6,123

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

(This Page Intentionally Left Blank)

45

Statements of Assets and Liabilities

October 31, 2022

	Invesco FTSE International Low Beta Equal Weight ETF (IDLB)	Invesco S&P Emerging Markets Low Volatility ETF (EELV)	Invesco S&P Emerging Markets Momentum ETF (EEMO)	Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)
Assets:
Unaffiliated investments in securities, at value(a)	$4,263,232	$903,039,484	$4,944,635	$17,784,368
Affiliated investments in securities, at value	309,035	11,741,660	29,112	2,239,598
Foreign currencies, at value	-	1,593,880	5,420	204
Deposits with brokers:
Cash segregated as collateral	-	488,571	-	-
Receivable for:
Dividends	15,397	824,776	2,866	63,007
Securities lending	142	9,685	4	1,116
Investments sold	9,735	6,138	-	-
Fund shares sold	-	9,786,382	-	-
Foreign tax reclaims	39,583	9,310	-	18,062

Total assets	4,637,124	927,499,886	4,982,037	20,106,355

Liabilities:
Due to custodian	1,385	692,013	3,177	12,082
Due to foreign custodian	2,653	-	-	-
Payable for:
Investments purchased	5,057	9,946,396	2	2
Collateral upon return of securities loaned.	304,183	11,741,671	24,892	2,239,582
Collateral upon receipt of securities in-kind	-	488,570	-	-
Accrued unitary management fees	1,626	234,297	1,407	4,467
Accrued tax expenses	-	-	10,677	-

Total liabilities	314,904	23,102,947	40,155	2,256,133

Net Assets	$4,322,220	$904,396,939	$4,941,882	$17,850,222

Net assets consist of:
Shares of beneficial interest	$21,575,348	$1,161,261,111	$7,365,158	$25,484,405
Distributable earnings (loss)	(17,253,128)	(256,864,172)	(2,423,276)	(7,634,183)

Net Assets	$4,322,220	$904,396,939	$4,941,882	$17,850,222

Shares outstanding (unlimited amount authorized, $0.01 par value)	200,001	42,450,000	350,000	850,001
Net asset value	$21.61	$21.30	$14.12	$21.00

Market price	$21.48	$21.40	$14.07	$20.90

Unaffiliated investments in securities, at cost	$5,163,489	$983,740,517	$5,089,323	$21,139,258

Affiliated investments in securities, at cost	$309,039	$11,741,671	$29,112	$2,239,582

Foreign currencies (due to foreign custodian), at cost	$(2,651)	$1,592,649	$5,424	$221

(a) Includes securities on loan with an aggregate value of:	$287,976	$11,070,165	$23,887	$2,038,909

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco S&P International Developed Low Volatility ETF (IDLV)	Invesco S&P International Developed Momentum ETF (IDMO)

$428,808,123	$8,681,505
31,859,036	237,125
-	781

-	-

1,451,738	35,431
12,396	196
53	2,017
6,231,491	-
940,877	6,147

469,303,714	8,963,202

568	29,326
420	-

6,230,235	-
31,809,512	237,129
-	-
103,537	1,889
-	-

38,144,272	268,344

$431,159,442	$8,694,858

$716,335,371	$12,896,484
(285,175,929)	(4,201,626)

$431,159,442	$8,694,858

17,300,000	300,000
$24.92	$28.98

$24.92	$29.21

$493,392,800	$8,961,298

$31,858,963	$237,129

$(515)	$782

$29,030,973	$217,092

47

Statements of Operations

For the year ended October 31, 2022

	Invesco FTSE International Low Beta Equal Weight ETF (IDLB)	Invesco S&P Emerging Markets Low Volatility ETF (EELV)	Invesco S&P Emerging Markets Momentum ETF (EEMO)		Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)
Investment income:
Unaffiliated interest income	$-	$-	$12		$-
Unaffiliated dividend income	195,821	39,546,190	181,095		957,374
Affiliated dividend income	85	12,750	69		176
Non-cash dividend income	1,664	591,759	926		3,287
Securities lending income, net	2,281	65,346	158		11,184
Foreign withholding tax	(23,967)	(5,141,395)	(23,190)		(95,609)

Total investment income	175,884	35,074,650	159,070		876,412

Expenses:
Unitary management fees	27,868	2,160,076	15,752		57,513

Less: Waivers	(4)	(860)	(5)		(13)

Net expenses	27,864	2,159,216	15,747		57,500

Net investment income	148,020	32,915,434	143,323		818,912

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(537,475)	(70,302,933)	(777,392	)(a)	(1,276,393)
Affiliated investment securities	(173)	(1,050)	(38)		(334)
In-kind redemptions	(144,401)	(1,661,311)	(8,386)		738,793
Foreign currencies	(6,191)	(2,875,451)	(9,627)		(13,681)

Net realized gain (loss)	(688,240)	(74,840,745)	(795,443)		(551,615)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(1,328,820)	(114,822,450)	(507,032	)(b)	(3,794,520)
Affiliated investment securities	(4)	(12)	-		16
Foreign currencies	(12,151)	(1,220)	(7)		(1,832)

Change in net unrealized appreciation (depreciation)	(1,340,975)	(114,823,682)	(507,039)		(3,796,336)

Net realized and unrealized gain (loss)	(2,029,215)	(189,664,427)	(1,302,482)		(4,347,951)

Net increase (decrease) in net assets resulting from operations	$(1,881,195)	$(156,748,993)	$(1,159,159)		$(3,529,039)

(a)	Net of foreign taxes of $230.
(b)	Net of change of deferred foreign taxes of $5,256.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco S&P International Developed Low Volatility ETF (IDLV)	Invesco S&P International Developed Momentum ETF (IDMO)

$-	$-
22,958,553	303,873
6,447	202
95,141	-
249,438	2,862
(2,465,370)	(39,318)

20,844,209	267,619

1,471,387	21,045

(402)	(9)

1,470,985	21,036

19,373,224	246,583

(25,013,657)	(1,380,407)
(9,302)	(68)
12,173,059	713,508
101,686	(7,857)

(12,748,214)	(674,824)

(100,956,399)	(1,305,968)
73	(4)
(146,267)	(1,301)

(101,102,593)	(1,307,273)

(113,850,807)	(1,982,097)

$(94,477,583)	$(1,735,514)

49

Statements of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	Invesco FTSE International Low Beta Equal Weight ETF (IDLB)		Invesco S&P Emerging Markets Low Volatility ETF (EELV)
	2022	2021	2022	2021
Operations:
Net investment income	$148,020	$194,278	$32,915,434	$9,747,834
Net realized gain (loss)	(688,240)	961,992	(74,840,745)	29,466,019
Change in net unrealized appreciation (depreciation)	(1,340,975)	550,351	(114,823,682)	36,093,653

Net increase (decrease) in net assets resulting from operations	(1,881,195)	1,706,621	(156,748,993)	75,307,506

Distributions to Shareholders from:
Distributable earnings	(269,340)	(179,259)	(35,911,398)	(8,893,471)

Shareholder Transactions:
Proceeds from shares sold	-	-	1,130,799,843	91,924,916
Value of shares repurchased	(1,156,772)	(3,036,730)	(396,266,066)	(67,022,264)
Transaction fees	437	797	1,825,266	174,854

Net increase (decrease) in net assets resulting from share transactions	(1,156,335)	(3,035,933)	736,359,043	25,077,506

Net increase (decrease) in net assets	(3,306,870)	(1,508,571)	543,698,652	91,491,541

Net assets:
Beginning of year	7,629,090	9,137,661	360,698,287	269,206,746

End of year	$4,322,220	$7,629,090	$904,396,939	$360,698,287

Changes in Shares Outstanding:
Shares sold	-	-	45,650,000	3,800,000
Shares repurchased	(50,000)	(100,000)	(17,600,000)	(2,900,000)
Shares outstanding, beginning of year	250,001	350,001	14,400,000	13,500,000

Shares outstanding, end of year	200,001	250,001	42,450,000	14,400,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco S&P Emerging Markets Momentum ETF (EEMO)		Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)		Invesco S&P International Developed Low Volatility ETF (IDLV)		Invesco S&P International Developed Momentum ETF (IDMO)
2022	2021	2022	2021	2022	2021	2022	2021

$143,323	$124,900	$818,912	$861,750	$19,373,224	$20,562,798	$246,583	$168,830
(795,443)	1,652,108	(551,615)	1,474,075	(12,748,214)	53,277,588	(674,824)	(1,550,235)
(507,039)	(810,634)	(3,796,336)	1,545,952	(101,102,593)	55,625,445	(1,307,273)	11,574,198

(1,159,159)	966,374	(3,529,039)	3,881,777	(94,477,583)	129,465,831	(1,735,514)	10,192,793

(147,705)	(88,036)	(1,043,050)	(759,011)	(26,853,850)	(17,849,945)	(320,959)	(142,128)

773,925	11,284,355	9,960,609	13,362,729	99,707,399	217,888,889	3,128,960	14,379,315
(791,495)	(11,675,073)	(6,391,731)	(13,272,460)	(247,910,310)	(403,375,226)	(9,078,999)	(305,965,211)
2,831	5,550	-	-	-	-	-	-

(14,739)	(385,168)	3,568,878	90,269	(148,202,911)	(185,486,337)	(5,950,039)	(291,585,896)

(1,321,603)	493,170	(1,003,211)	3,213,035	(269,534,344)	(73,870,451)	(8,006,512)	(281,535,231)

6,263,485	5,770,315	18,853,433	15,640,398	700,693,786	774,564,237	16,701,370	298,236,601
$4,941,882	$6,263,485	$17,850,222	$18,853,433	$431,159,442	$700,693,786	$8,694,858	$16,701,370

50,000	600,000	400,000	500,000	3,450,000	6,950,000	100,000	400,000
(50,000)	(600,000)	(250,000)	(500,000)	(8,300,000)	(13,100,000)	(250,000)	(10,250,000)
350,000	350,000	700,001	700,001	22,150,000	28,300,000	450,000	10,300,000
350,000	350,000	850,001	700,001	17,300,000	22,150,000	300,000	450,000

51

Financial Highlights

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)

	Years Ended October 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of year	$30.52	$26.11	$28.22	$26.98		$29.47

Net investment income(a)	0.63	0.72	0.47	0.68		0.67
Net realized and unrealized gain (loss) on investments	(8.42)	4.35	(2.05)	1.43		(2.30)

Total from investment operations	(7.79)	5.07	(1.58)	2.11		(1.63)

Distributions to shareholders from:
Net investment income	(1.12)	(0.66)	(0.55)	(0.87)		(0.86)

Transaction fees(a)	0.00 (b)	0.00 (b)	0.02	-		-

Net asset value at end of year	$21.61	$30.52	$26.11	$28.22		$26.98

Market price at end of year(c)	$21.48	$30.55	$26.04	$28.02		$26.86

Net Asset Value Total Return(d)	(26.15)%	19.43%	(5.44)%	7.94%		(5.81)%
Market Price Total Return(d)	(26.68)%	19.87%	(5.02)%	7.65%		(6.12)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$4,322	$7,629	$9,138	$53,615		$109,258
Ratio to average net assets of:
Expenses	0.45%	0.45%	0.45%	0.46	%(e)	0.45%
Net investment income	2.39%	2.36%	1.75%	2.48	%(e)	2.23%
Portfolio turnover rate(f)	66%	43%	38%	53%		50%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Financial Highlights–(continued)

Invesco S&P Emerging Markets Low Volatility ETF (EELV)

	Years Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$25.05	$19.94	$23.23	$23.02	$24.59

Net investment income(a)	1.05	0.74	0.72	0.74	1.04
Net realized and unrealized gain (loss) on investments	(3.69)	5.03	(3.33)	0.58	(1.68)

Total from investment operations	(2.64)	5.77	(2.61)	1.32	(0.64)

Distributions to shareholders from:
Net investment income	(1.17)	(0.67)	(0.72)	(1.12)	(1.01)

Transaction fees(a)	0.06	0.01	0.04	0.01	0.08

Net asset value at end of year	$21.30	$25.05	$19.94	$23.23	$23.02

Market price at end of year(b)	$21.40	$25.08	$19.82	$23.12	$23.03

Net Asset Value Total Return(c)	(10.68)%	29.21%	(10.92)%	5.87%	(2.54)%
Market Price Total Return(c)	(10.40)%	30.16%	(11.03)%	5.32%	(2.60)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$904,397	$360,698	$269,207	$335,632	$246,270
Ratio to average net assets of:
Expenses, after Waivers	0.29%	0.29%	0.29%	0.29%	0.29%
Expenses, prior to Waivers	0.29%	0.29%	0.38%	0.45%	0.45%
Net investment income	4.42%	3.13%	3.42%	3.14%	4.12%
Portfolio turnover rate(d)	136%	92%	114%	67%	125%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Financial Highlights–(continued)

Invesco S&P Emerging Markets Momentum ETF (EEMO)

	Years Ended October 31,
	2022		2021		2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of year	$17.90		$16.49		$16.97	$17.23		$20.85

Net investment income(a)	0.43	(b)	0.27	(c)	0.32	0.40		0.27	(d)
Net realized and unrealized gain (loss) on investments	(3.78)		1.32		(0.46)	1.61		(3.03)

Total from investment operations	(3.35)		1.59		(0.14)	2.01		(2.76)

Distributions to shareholders from:
Net investment income	(0.44)		(0.19)		(0.34)	(0.43)		(0.14)
Net realized gains	-		-		-	(1.85)		(0.76)

Total distributions	(0.44)		(0.19)		(0.34)	(2.28)		(0.90)

Transaction fees(a)	0.01		0.01		0.00 (e)	0.01		0.04

Net asset value at end of year	$14.12		$17.90		$16.49	$16.97		$17.23

Market price at end of year(f)	$14.07		$17.72		$16.51	$16.92		$17.18

Net Asset Value Total Return(g)	(18.82)%		9.66%		0.20%	13.60%		(13.66)%
Market Price Total Return(g)	(18.28)%		8.44%		0.59%	13.66%		(14.35)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$4,942		$6,263		$5,770	$5,941		$12,924
Ratio to average net assets of:
Expenses, after Waivers	0.29%		0.29%		0.29%	0.36	%(h)(i)	0.27	%(h)
Expenses, prior to Waivers	0.29%		0.29%		0.37%	0.53	%(h)(i)	0.45	%(h)
Net investment income	2.64	%(b)	1.43	%(c)	2.10%	2.42	%(i)	1.26	%(d)
Portfolio turnover rate(j)	114%		166%		172%	114%		140%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.32 and 1.98%, respectively.

(c)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.22 and 1.14%, respectively.

(d)

Net Investment income per share and the ratio of net investment income to average net assets include a non-cash taxable distribution received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the non-cash taxable distribution are $0.17 and 0.83%, respectively.

(e)	Amount represents less than $0.005.
(f)	The mean between the last bid and ask prices.
(g)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(h)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(i)	Ratios include non-recurring costs associated with a proxy statement of 0.08%.
(j)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Financial Highlights–(continued)

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)

	Years Ended October 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of year	$26.93	$22.34	$28.60	$26.19		$28.39

Net investment income(a)	1.06	1.23	1.07	1.25		1.27
Net realized and unrealized gain (loss) on investments	(5.62)	4.44	(5.83)	2.41		(2.09)

Total from investment operations	(4.56)	5.67	(4.76)	3.66		(0.82)

Distributions to shareholders from:
Net investment income	(1.37)	(1.08)	(1.50)	(1.25)		(1.38)

Net asset value at end of year	$21.00	$26.93	$22.34	$28.60		$26.19

Market price at end of year(b)	$20.90	$27.05	$22.49	$28.61		$26.41

Net Asset Value Total Return(c)	(17.57)%	25.55%	(16.91)%	14.30%		(3.11)%
Market Price Total Return(c)	(18.34)%	25.23%	(16.38)%	13.34%		(3.06)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$17,850	$18,853	$15,640	$14,300		$5,238
Ratio to average net assets of:
Expenses	0.30%	0.30%	0.30%	0.37	%(d)	0.30%
Net investment income	4.27%	4.61%	4.39%	4.60	%(d)	4.51%
Portfolio turnover rate(e)	86%	71%	88%	58%		65%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.07%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P International Developed Low Volatility ETF (IDLV)

	Years Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$31.63	$27.37	$34.58	$30.83	$33.28

Net investment income(a)	0.98	0.83	0.83	1.15	1.08
Net realized and unrealized gain (loss) on investments	(6.32)	4.17	(6.40)	3.79	(2.22)

Total from investment operations	(5.34)	5.00	(5.57)	4.94	(1.14)

Distributions to shareholders from:
Net investment income	(1.37)	(0.74)	(1.64)	(1.19)	(1.31)

Net asset value at end of year	$24.92	$31.63	$27.37	$34.58	$30.83

Market price at end of year(b)	$24.92	$31.69	$27.43	$34.57	$30.76

Net Asset Value Total Return(c)	(17.33)%	18.34%	(16.49)%	16.33%	(3.62)%
Market Price Total Return(c)	(17.50)%	18.31%	(16.28)%	16.56%	(3.87)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$431,159	$700,694	$774,564	$989,052	$537,929
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.25%	0.25%	0.25%	0.25%
Expenses, prior to Waivers	0.25%	0.25%	0.30%	0.35%	0.35%
Net investment income	3.29%	2.69%	2.77%	3.51%	3.26%
Portfolio turnover rate(d)	78%	81%	99%	59%	65%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Financial Highlights–(continued)

Invesco S&P International Developed Momentum ETF (IDMO)

	Years Ended October 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of year	$37.11	$28.96	$26.85	$24.86		$27.96

Net investment income(a)	0.97	0.50	0.04	0.61		0.61
Net realized and unrealized gain (loss) on investments	(7.84)	8.25	2.58	2.12		(3.04)

Total from investment operations	(6.87)	8.75	2.62	2.73		(2.43)

Distributions to shareholders from:
Net investment income	(1.26)	(0.60)	(0.51)	(0.74)		(0.67)

Net asset value at end of year	$28.98	$37.11	$28.96	$26.85		$24.86

Market price at end of year(b)	$29.21	$37.16	$28.92	$26.79		$24.78

Net Asset Value Total Return(c)	(18.73)%	30.43%	10.14%	11.30%		(8.95)%
Market Price Total Return(c)	(18.21)%	30.80%	10.24%	11.42%		(8.70)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$8,695	$16,701	$298,237	$2,685		$2,486
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.25%	0.25%	0.53	%(d)	0.25%
Expenses, prior to Waivers	0.25%	0.25%	0.26%	0.63	%(d)	0.35%
Net investment income	2.93%	1.42%	0.13%	2.39	%(d)	2.21%
Portfolio turnover rate(e)	106%	29%	15%	104%		123%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.27%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

October 31, 2022

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)	“FTSE International Low Beta Equal Weight ETF”

Invesco S&P Emerging Markets Low Volatility ETF (EELV)	“S&P Emerging Markets Low Volatility ETF”

Invesco S&P Emerging Markets Momentum ETF (EEMO)	“S&P Emerging Markets Momentum ETF”

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)	“S&P International Developed High Dividend Low Volatility ETF”

Invesco S&P International Developed Low Volatility ETF (IDLV)	“S&P International Developed Low Volatility ETF”

Invesco S&P International Developed Momentum ETF (IDMO)	“S&P International Developed Momentum ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of FTSE International Low Beta Equal Weight ETF which are listed and traded on The Nasdaq Stock Market and Shares of S&P International Developed High Dividend Low Volatility ETF, which are listed and traded on Cboe BZX Exchange, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”).

Fund	Underlying Index

FTSE International Low Beta Equal Weight ETF	FTSE Developed ex-U.S. Low Beta Equal Weight Index

S&P Emerging Markets Low Volatility ETF	S&P BMI Emerging Markets Low Volatility IndexTM

S&P Emerging Markets Momentum ETF	S&P Momentum Emerging Plus LargeMidCap Index

S&P International Developed High Dividend Low Volatility ETF	S&P EPAC Ex-Korea Low Volatility High Dividend Index

S&P International Developed Low Volatility ETF	S&P BMI International Developed Low VolatilityTM Index

S&P International Developed Momentum ETF	S&P Momentum Developed ex-U.S. & South Korea LargeMidCap Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

Securities, including restricted securities in a fund that are held as investments (the “Underlying Fund”), if any, of a Fund, are valued in accordance with the Underlying Fund’s valuation policy. The policies of Underlying Funds affiliated with the Funds as a result of having the same investment adviser are the same as those set forth below.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

57

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market

58

quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes - Each Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. Each Fund may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. Each Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign tax reclaims on the Statements of Assets and Liabilities.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received. These tax refund payments are reflected as Foreign withholding

59

tax claims in the Statements of Operations, and any related interest is included in Unaffiliated interest income. Each Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are excluded from the unitary management fee and are reflected on the Statements of Operations as Professional fees, if any. In the event tax refunds received by a Fund during the fiscal year exceed the foreign withholding taxes paid by a Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the fiscal year ended October 31, 2022, the Funds did not enter into any closing agreements.

G.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance

60

with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended October 31, 2022, each Fund (except for FTSE International Low Beta Equal Weight ETF, S&P International Developed High Dividend Low Volatility ETF and S&P International Developed Low Volatility ETF) had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each applicable Fund as listed below:

Amount

S&P Emerging Markets Low Volatility ETF	$190
S&P Emerging Markets Momentum ETF	2

S&P International Developed Momentum ETF	1

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

L.	Other Risks

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging markets securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information, including financial information, about securities in emerging markets may contribute to incorrect weightings and data and

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computational errors when a Fund’s index provider selects securities for inclusion in the Fund’s Underlying Index or rebalances the Underlying Index.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities are also subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

High Dividend Paying Securities Risk. Certain Funds invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in which a Fund invests and the capital resources available for such companies’ dividend payments may adversely affect a Fund. In addition, the value of dividend-paying stocks can decline when interest rates rise, as fixed-income investments become more attractive to investors.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Mid-Capitalization Company Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies and securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies tend to have less experienced management as well as limited product and market diversification and financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

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Momentum Investing Risk. For certain Funds, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk. To the extent certain Funds become non-diversified, such Funds may invest a greater portion of their respective assets in securities of individual issuers than can a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase certain Funds’ volatility and cause the performance of a relatively small number of issuers to have a greater impact on such Funds’ performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

FTSE International Low Beta Equal Weight ETF	0.45%

S&P Emerging Markets Low Volatility ETF	0.29%

S&P Emerging Markets Momentum ETF	0.29%

S&P International Developed High Dividend Low Volatility ETF	0.30%

S&P International Developed Low Volatility ETF	0.25%

S&P International Developed Momentum ETF	0.25%

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Through at least August 31, 2024, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended October 31, 2022, the Adviser waived fees for each Fund in the following amounts:

FTSE International Low Beta Equal Weight ETF	$4

S&P Emerging Markets Low Volatility ETF	860

S&P Emerging Markets Momentum ETF	5

S&P International Developed High Dividend Low Volatility ETF	13

S&P International Developed Low Volatility ETF	402

S&P International Developed Momentum ETF	9

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

FTSE International Low Beta Equal Weight ETF	FTSE International Ltd.

S&P Emerging Markets Low Volatility ETF	S&P Dow Jones Indices LLC

S&P Emerging Markets Momentum ETF	S&P Dow Jones Indices LLC

S&P International Developed High Dividend Low Volatility ETF	S&P Dow Jones Indices LLC

S&P International Developed Low Volatility ETF	S&P Dow Jones Indices LLC

S&P International Developed Momentum ETF	S&P Dow Jones Indices LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended October 31, 2022, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

S&P Emerging Markets Low Volatility ETF	$1,158

S&P Emerging Markets Momentum ETF	38

S&P International Developed High Dividend Low Volatility ETF	2

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.

Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

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The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
FTSE International Low Beta Equal Weight ETF

Investments in Securities

Common Stocks & Other Equity Interests	$4,263,232	$-	$-	$4,263,232

Money Market Funds	4,856	304,179	-	309,035

Total Investments	$4,268,088	$304,179	$-	$4,572,267

S&P Emerging Markets Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$903,039,484	$-	$0	$903,039,484

Money Market Funds	-	11,741,660	-	11,741,660

Total Investments	$903,039,484	$11,741,660	$0	$914,781,144

S&P Emerging Markets Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$4,944,293	$342	$0	$4,944,635

Money Market Funds	4,220	24,892	-	29,112

Total Investments	$4,948,513	$25,234	$0	$4,973,747

S&P International Developed High Dividend Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$17,784,368	$-	$-	$17,784,368

Money Market Funds	-	2,239,598	-	2,239,598

Total Investments	$17,784,368	$2,239,598	$-	$20,023,966

S&P International Developed Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$428,808,123	$-	$-	$428,808,123

Money Market Funds	49,451	31,809,585	-	31,859,036

Total Investments	$428,857,574	$31,809,585	$-	$460,667,159

S&P International Developed Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$8,681,505	$-	$-	$8,681,505

Money Market Funds	-	237,125	-	237,125

Total Investments	$8,681,505	$237,125	$-	$8,918,630

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021
	Ordinary Income*	Ordinary Income*
FTSE International Low Beta Equal Weight ETF	$269,340	$179,259

S&P Emerging Markets Low Volatility ETF	35,911,398	8,893,471
S&P Emerging Markets Momentum ETF	147,705	88,036

S&P International Developed High Dividend Low Volatility ETF	1,043,050	759,011
S&P International Developed Low Volatility ETF	26,853,850	17,849,945

S&P International Developed Momentum ETF	320,959	142,128

*	Includes short-term capital gain distributions, if any.

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Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

FTSE International Low Beta Equal Weight ETF	$-	$(44)	$(964,886)	$(6,175)	$(16,282,023)	$21,575,348	$4,322,220

S&P Emerging Markets Low Volatility ETF	-	-	(106,329,818)	(8,359)	(150,525,995)	1,161,261,111	904,396,939

S&P Emerging Markets Momentum ETF	31,742	-	(153,464)	(10,849)	(2,290,705)	7,365,158	4,941,882

S&P International Developed High Dividend Low Volatility ETF	-	-	(3,641,804)	(2,661)	(3,989,718)	25,484,405	17,850,222

S&P International Developed Low Volatility ETF	789,646	-	(67,421,629)	(116,414)	(218,427,532)	716,335,371	431,159,442

S&P International Developed Momentum ETF	4,012	-	(293,293)	(1,436)	(3,910,909)	12,896,484	8,694,858

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of October 31, 2022, as follows:

	No expiration
	Short-Term	Long-Term	Total*
FTSE International Low Beta Equal Weight ETF	$7,323,789	$8,958,234	$16,282,023

S&P Emerging Markets Low Volatility ETF	108,432,456	42,093,539	150,525,995
S&P Emerging Markets Momentum ETF	2,290,705	-	2,290,705

S&P International Developed High Dividend Low Volatility ETF	2,352,352	1,637,366	3,989,718
S&P International Developed Low Volatility ETF	131,913,982	86,513,550	218,427,532

S&P International Developed Momentum ETF	3,433,068	477,841	3,910,909

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended October 31, 2022, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
FTSE International Low Beta Equal Weight ETF	$3,980,123	$4,188,721

S&P Emerging Markets Low Volatility ETF	1,492,376,556	993,134,472

S&P Emerging Markets Momentum ETF	6,218,338	6,184,131

S&P International Developed High Dividend Low Volatility ETF	16,873,936	16,342,313

S&P International Developed Low Volatility ETF	457,328,681	471,221,104

S&P International Developed Momentum ETF	9,221,986	9,317,055

For the fiscal year ended October 31, 2022, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales
FTSE International Low Beta Equal Weight ETF	$-	$969,068
S&P Emerging Markets Low Volatility ETF	320,453,313	90,900,022

S&P Emerging Markets Momentum ETF	98,326	138,527
S&P International Developed High Dividend Low Volatility ETF	9,299,886	6,539,166

S&P International Developed Low Volatility ETF	96,111,602	236,125,937
S&P International Developed Momentum ETF	3,119,309	9,030,673

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

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As of October 31, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
FTSE International Low Beta Equal Weight ETF	$133,388	$(1,098,274)	$(964,886)	$5,537,153

S&P Emerging Markets Low Volatility ETF	20,757,914	(127,087,732)	(106,329,818)	1,021,110,962
S&P Emerging Markets Momentum ETF	367,371	(520,835)	(153,464)	5,127,211

S&P International Developed High Dividend Low Volatility ETF	169,363	(3,811,167)	(3,641,804)	23,665,770
S&P International Developed Low Volatility ETF	6,851,527	(74,273,156)	(67,421,629)	528,088,788

S&P International Developed Momentum ETF	199,398	(492,691)	(293,293)	9,211,923

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, passive foreign investment companies, distributions, wash sales, foreign currency transactions, foreign capital gains taxes, taxable spinoff and inverse floaters, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2022, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

FTSE International Low Beta Equal Weight ETF	$52,717	$123,310	$(176,027)

S&P Emerging Markets Low Volatility ETF	(30,689)	2,657,640	(2,626,951)

S&P Emerging Markets Momentum ETF	19,877	(11,491)	(8,386)

S&P International Developed High Dividend Low Volatility ETF	43,239	(697,929)	654,690

S&P International Developed Low Volatility ETF	5,835,405	(15,306,696)	9,471,291

S&P International Developed Momentum ETF	50,239	(741,081)	690,842

NOTE 8–Trustees’ and Officer’s Fees

The Adviser, as a result of each Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco FTSE International Low Beta Equal Weight ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco FTSE International Low Beta Equal Weight ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF (six of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco FTSE International Low Beta Equal Weight ETF (IDLB)
Actual	$1,000.00	$852.30	0.45%	$2.10
Hypothetical (5% return before expenses)	1,000.00	1,022.94	0.45	2.29
Invesco S&P Emerging Markets Low Volatility ETF (EELV)
Actual	1,000.00	863.80	0.29	1.36
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P Emerging Markets Momentum ETF (EEMO)
Actual	1,000.00	869.50	0.29	1.37
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)
Actual	1,000.00	849.30	0.30	1.40
Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53
Invesco S&P International Developed Low Volatility ETF (IDLV)
Actual	1,000.00	853.40	0.25	1.17
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

69

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P International Developed Momentum ETF (IDMO)
Actual	$1,000.00	$911.30	0.25%	$1.20
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

70

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Short Term Gains

Invesco FTSE International Low Beta Equal Weight ETF	0%	69%	0%	0%	0%	$-

Invesco S&P Emerging Markets Low Volatility ETF	0%	35%	0%	0%	0%	295,551

Invesco S&P Emerging Markets Momentum ETF	0%	41%	0%	0%	0%	-

Invesco S&P International Developed High Dividend Low Volatility ETF	0%	54%	0%	0%	0%	-

Invesco S&P International Developed Low Volatility ETF	0%	57%	0%	0%	0%	-

Invesco S&P International Developed Momentum ETF	0%	66%	0%	0%	0%	-

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

	Foreign Taxes Per Share	Foreign Source Income Per Share
Invesco FTSE International Low Beta Equal Weight ETF	$0.0875	$1.0441

Invesco S&P Emerging Markets Low Volatility ETF	0.1182	0.9443

Invesco S&P Emerging Markets Momentum ETF	0.0659	0.5553

Invesco S&P International Developed High Dividend Low Volatility ETF	0.0575	1.1299

Invesco S&P International Developed Low Volatility ETF	0.0826	1.4457

Invesco S&P International Developed Momentum ETF	0.0823	1.1127

71

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of October 31, 2022

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	234	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	234	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

72

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	234

Trustee, U.S. Naval

Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

73

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	234	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

74

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2007	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	234	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	234	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

75

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	234	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

76

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	234	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2007	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	234	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

77

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	234	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

78

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

79

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

80

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

81

(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-TRST2-HBLV-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders October 31, 2022
PCY	Invesco Emerging Markets Sovereign Debt ETF

PGHY	Invesco Global Short Term High Yield Bond ETF

PICB	Invesco International Corporate Bond ETF

2

The Market Environment

Domestic Equity

The fiscal year ended October 31, 2022 began with continued volatility in equity markets in the fourth quarter of 2021 amid substantial inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil rose,1 causing higher gas prices for consumers, and the Consumer Price Index (CPI) reported for November 2021 increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.2 To combat inflation, the US Federal Reserve (the Fed) announced the potential for three or more interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflation pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.1 Inflation continued to be a top concern for consumers, investors and the Fed. To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March and the Fed indicated it would “taper” its asset purchase program quickly.3

As the war in Ukraine continued and corporate earnings in high-profile names like Netflix reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued into the second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 40-year high to 8.6% for the 12 months ended May 2022.2 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.1 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3 US equity markets rose in July and much of August until Fed chairman Jerome Powell’s hawkish comments at an economic policy symposium held in Jackson Hole, Wyoming sparked a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.3

After experiencing a sharp drop in September 2022, US equity markets rebounded in October with strong gains, despite mixed data on the economy and corporate earnings. Inflation data reported in October came in higher than expected; however, the labor market remained strong, with payroll employment gains and a decline in the unemployment rate to a near record low of 3.5% in September.2 The initial estimate of third quarter real gross domestic product showed an increase of 2.6% (annualized) after falling in the prior two quarters, but the headline number masked a drop in demand and investment. Corporate earnings were generally in line with expectations, but many companies’ forward earnings guidance was weaker than expected.

In this environment, US stocks had negative double-digit returns for the fiscal year ended October 31, 2022 of -14.61%, as measured by the S&P 500 Index.4

[1]	Source: Bloomberg LP
[2]	Source: US Bureau of Labor Statistics
[3]	Source: US Federal Reserve
[4]	Source: Lipper Inc.

Fixed Income

In the fourth quarter of 2021, concerns about inflation heightened as US inflation rose 7%,1 its highest level in nearly 40 years. Though the US Federal Reserve (the Fed) left policy rates unchanged during the quarter, the Fed indicated its accommodative policies were coming to an end in 2022 through a willingness to raise interest rates to combat inflation and the announced reduction of its monthly bond purchase program. Additionally, US interest rate moves and inflation risk significantly affected fixed income valuations during the quarter. The two-year Treasury yield rose moderately from 0.27% to 0.73%, while the 10-year increased slightly from 1.48% to 1.52% during the quarter.2 The yield curve, as measured by the yield differential between two- and 10-year Treasuries, flattened during the quarter.

At the beginning of 2022, geopolitical and economic tensions between Ukraine and Russia culminated with the latter invading Ukrainian territory. World leaders levied sanctions against Russia that had material effects on its fixed income markets, particularly sovereign debt and corporates, and levels of liquidity. The Russia-Ukraine war exacerbated inflationary pressures while also exerting downward pressure on economic growth through a surge in commodity/energy prices. Additionally, surges of COVID-19 in China exacerbated supply chain issues and aggravated inflation. During the second quarter of 2022, the two-year Treasury yield rose significantly from 0.78% to 2.28%, while the 10-year increased slightly from 1.63% to 2.32%.2

In the second quarter of 2022, the macro backdrop of tightening financial conditions and slowing economic growth was negative for credit asset classes. Inflation, as measured by the Consumer Price Index, increased further to 9.1% and fixed income markets experienced significant negative performance as all bond sectors felt the impact of rising interest rates with negative performance ranging from -0.9% (Bloomberg Asset-Backed Securities) to -9.8% (Bloomberg US Corporate High Yield).3 Credit spreads increased across all major credit-sensitive sectors, reflecting

3

The Market Environment (continued)

anticipation of an economic slowdown and increasing concerns about recession risk, with corporate spreads ending the second quarter above their long-term historical average. The Fed continued its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft landing so as to not push the economy into a recession. The Fed aggressively raised its key Fed funds rate during the fiscal year, including a 0.50% hike in May, and three 0.75% hikes in June, July and November, the largest hikes since 1994, to a target Fed funds rate of 3.75-4.00%, the highest since 2008.4 At their November 2022 meeting, the Fed signaled that its hawkish policies would continue, though a slowing of the pace of rate increases was likely. While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 2.92% to 4.51% during the fiscal year, while 10-year Treasury rates increased from 2.98% to 4.10%.2 At the end of the fiscal year, the yield curve remained inverted, which historically has been an indicator of a potential recession.

[1]	Source: US Bureau of Labor Statistics
[2]	Source: US Department of the Treasury
[3]	Source: Bloomberg
[4]	Source: Federal Reserve of Economic Data

4

PCY	Management’s Discussion of Fund Performance
Invesco Emerging Markets Sovereign Debt ETF (PCY)

As an index fund, the Invesco Emerging Markets Sovereign Debt ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the DBIQ Emerging Market USD Liquid Balanced Index (the “Index”). The Fund generally will invest at least 80% of its total assets in components that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Deutsche Bank Securities Inc. (“DB” or the “Index Provider”) compiles and maintains the Index, which measures potential returns of a theoretical portfolio of liquid U.S. dollar- denominated government bonds from emerging market countries. The Index is composed of one to three securities from each of the eligible emerging market countries set forth in the prospectus that (i) are denominated in U.S. dollars, (ii) are sovereign or quasi-sovereign bonds, (iii) generally have at least three years to maturity at the time of rebalancing, (iv) have an outstanding amount of at least $500 million or greater, and (v) have a fixed coupon. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (32.83)%. On a net asset value (“NAV”) basis, the Fund returned (31.97)%. During the same time period, the Index returned (34.28)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due the positive effects of the Fund’s sampling methodology, which offset the fees and operating expenses that the Fund incurred during the period.

During this same time period, the JP Morgan Emerging Market Bond Global Index (the “Benchmark Index”) returned (22.21)%. The Benchmark Index is an unmanaged index weighted by country, which limits weights of countries with higher debt outstanding, reallocating this excess to countries with lower debt outstanding, based on the average performance of approximately 800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar-denominated bond market in emerging market countries.

Relative to the Benchmark Index, the Fund was most overweight in Jordan bonds and most underweight in China bonds during the fiscal year ended October 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s higher allocation to Pakistan bonds, followed by Romania bonds.

For the fiscal year ended October 31, 2022, United States bonds contributed most significantly to the Fund’s return. Ukraine bonds detracted most significantly from the Fund’s return, followed by Russia bonds and Belarus bonds, respectively.

The position that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022, was Turkey Government International Bond, 5.95% coupon, due 01/15/2031 (portfolio average weight of 1.20%). Positions that detracted most significantly from the Fund’s return during this period included Pakistan Government International Bond, 6.88% coupon, due 12/05/2027 (portfolio average weight of 0.50%) and Republic of Kenya Government International Bond, 8.25% coupon, due 02/28/2048 (portfolio average weight of 1.50%).

5

Invesco Emerging Markets Sovereign Debt ETF (PCY) (continued)

Country Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Jordan	3.38
Costa Rica	3.35
Turkey	3.35
Oman	3.35
Guatemala	3.29
Paraguay	3.22
Bahrain	3.21
Brazil	3.16
Panama	3.15
Angola	3.15
Kazakhstan	3.08
Dominican Republic	3.06
Morocco	3.03
Philippines	3.01
Kenya	3.00
South Africa	2.99
Mexico	2.99
Indonesia	2.95
Egypt	2.91
Chile	2.89
Mongolia	2.87
Qatar	2.86
Colombia	2.85
Saudi Arabia	2.82
El Salvador	2.81
United Arab Emirates	2.80
Peru	2.78
China	2.71
Nigeria	2.70
Romania	2.70
Hungary	2.69
Poland	1.76
Kuwait	1.73
Pakistan	1.32
Money Market Funds Plus Other Assets Less Liabilities	2.08

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Republic of Poland Government International Bond, 3.25%, 04/06/2026	1.76
Kuwait International Government Bond, 3.50%, 03/20/2027	1.73
Republic of Kenya Government International Bond, 7.25%, 02/28/2028	1.55
Kazakhstan Government International Bond, 6.50%, 07/21/2045	1.54
Kazakhstan Government International Bond, 4.88%, 10/14/2044	1.54
Republic of Kenya Government International Bond, 8.25%, 02/28/2048	1.44
Jordan Government International Bond, 5.75%, 01/31/2027	1.19
Guatemala Government Bond, 4.88%, 02/13/2028	1.19
Paraguay Government International Bond, 4.70%, 03/27/2027	1.17
Turkey Government International Bond, 8.00%, 02/14/2034	1.15
Total	14.26

*	Excluding money market fund holdings.

6

Invesco Emerging Markets Sovereign Debt ETF (PCY) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
DBIQ Emerging Market USD Liquid Balanced Index	(34.28)%	(12.31)%	(32.56)%	(5.89)%	(26.16)%	(0.71)%	(6.86)%	3.31%	63.36%
JP Morgan Emerging Market Bond Global Index	(22.21)	(6.20)	(17.46)	(2.33)	(11.11)	0.88	9.14	3.91	78.03
Fund
NAV Return	(31.97)	(11.77)	(31.31)	(5.76)	(25.66)	(0.98)	(9.40)	2.68	48.82
Market Price Return	(32.83)	(12.18)	(32.27)	(6.01)	(26.64)	(1.15)	(10.90)	2.54	45.84

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes are based upon a hypothetical investment in their respective constituent securities. The returns for an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

7

PGHY	Management’s Discussion of Fund Performance
Invesco Global Short Term High Yield Bond ETF (PGHY)

As an index fund, the Invesco Global Short Term High Yield Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the DB Global Short Maturity High Yield Bond Index (the “Index”). The Fund generally will invest at least 80% of its total assets in components that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Deutsche Bank Securities Inc. (“DB” or the “Index Provider”) compiles and maintains the Index, which is composed of U.S. dollar denominated, publicly issued, institutionally traded short-term bonds that are rated below investment grade. The Index is composed of bonds issued by corporations, as well as sovereign or quasi-government entities, that (i) are denominated in U.S. dollars; (ii) are rated below “investment grade” (i.e., have a “composite rating” from DB of between “C” and “BB+” (both inclusive)); (iii) have not been marked as defaulted by any rating agency; (iv) have generally three years or less to maturity; (v) have a minimum amount outstanding of at least $250 million; and (vi) have a fixed coupon.

Eligible bonds must be rated by at least one of S&P Global Ratings, Moody’s Investors Service, Inc., or Fitch Ratings Inc. DB converts all available ratings for each bond into a numerical score, and then calculates an average score for each bond from those available ratings that corresponds to DB’s “composite rating” system. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (7.87)%. On a net asset value (“NAV”) basis, the Fund returned (7.45)%. During the same time period, the Index returned (9.74)%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the positive effects of the Fund’s sampling methodology, which offset the fees and operating expenses that the Fund incurred during the period.

During this same time period, ICE BofA 0-5 Year U.S. High Yield Constrained Index (the “Benchmark Index”) returned (5.94)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 950 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar-denominated short-term high yield corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the financial sector and most underweight in the communication services sector during the fiscal year ended October 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the materials sector.

For the fiscal year ended October 31, 2022, the utilities sector contributed most significantly to the Fund’s return. The financial sector detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022, included Codere Finance 2 (Luxembourg) S.A., 13.63% coupon, due 11/30/2027, (portfolio average weight of 0.10%) and Mountain Province Diamonds, Inc., 8.00% coupon, due 12/15/2022, (portfolio average weight of 0.40%). Positions that detracted most significantly from the Fund’s return included Global Ports Finance PLC, 6.50% coupon, due 09/22/2023, (no longer held at fiscal year-end) and Celtic Resources Holdings DAC, 4.13% coupon, due 10/09/2024, (portfolio average weight of 0.00%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Financials	20.01
Consumer Discretionary	12.52
Energy	11.93
Sovereign Debt	10.32
Industrials	9.92
Materials	8.81
Communication Services	7.20
Utilities	4.86
Real Estate	3.88
Sector Types Each Less Than 3%	5.84
Money Market Funds Plus Other Assets Less Liabilities	4.71

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
SoftBank Group Corp., 4.75%, 09/19/2024	0.45
Rakuten Group, Inc., 3.55%, 11/27/2024	0.44
Roenesans Gayrimenkul Yatirim A.S., 7.25%, 04/26/2023	0.39
Mountain Province Diamonds, Inc., 8.00%, 12/15/2022	0.38
Costa Rica Government International Bond, 4.25%, 01/26/2023	0.37
Avient Corp., 5.25%, 03/15/2023	0.37
KOC Holding A.S., 5.25%, 03/15/2023	0.37
Oman Government International Bond, 4.13%, 01/17/2023	0.37
Hazine Mustesarligi Varlik Kiralama A.S., 5.00%, 04/06/2023	0.37
Arcelik A.S., 5.00%, 04/03/2023	0.37
Total	3.88

*	Excluding money market fund holdings.

8

Invesco Global Short Term High Yield Bond ETF (PGHY) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
DB Global Short Maturity High Yield Bond Index	(9.74)%	(1.67)%	(4.92)%	0.15%	0.76%	3.16%	33.78%
ICE BofA 0-5 Year U.S. High Yield Constrained Index	(5.94)	1.63	4.97	2.56	13.45	3.84	42.34
Fund
NAV Return	(7.45)	(0.84)	(2.50)	0.47	2.36	2.45	25.45
Market Price Return	(7.87)	(0.92)	(2.74)	0.37	1.87	2.45	25.39

Fund Inception: June 20, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes are based upon a hypothetical investment in their respective constituent securities. The returns for an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

9

PICB	Management’s Discussion of Fund Performance
Invesco International Corporate Bond ETF (PICB)

As an index fund, the Invesco International Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P International Corporate Bond Index® (the “Index”). The Fund generally will invest at least 80% of its total assets in components that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) constructs the Index, which is composed of investment grade corporate bonds issued by non-U.S. investment grade issuers, denominated in the following currencies of Group of Ten (“G10”) countries, excluding the U.S. Dollar (USD): Australian Dollar (AUD), British Pound (GBP), Canadian Dollar (CAD), Euro (EUR), Japanese Yen (JPY), New Zealand Dollar (NZD), Norwegian Krone (NOK), Swedish Krona (SEK) and Swiss Franc (SFR). The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (29.09)%. On a net asset value (“NAV”) basis, the Fund returned (29.02)%. During the same time period, the Index returned (28.88)%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by the positive effects of the Fund’s sampling methodology.

During this same time period, the Bloomberg Pan-European Aggregate Index (the “Benchmark Index”) returned (29.59)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 8,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad-based representation of the non-U.S. dollar corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed the Fund’s security selection in the information technology sector.

For the fiscal year ended October 31, 2022, no sector contributed to the Fund’s return. The financials sector detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022, included Orsted A/S, 5.38% coupon, due 09/13/2042, (portfolio average weight of 0.40%), and BG Energy Capital PLC, 5.13% coupon, due 12/01/2025, (portfolio average weight of 0.30%). Positions that detracted most significantly from the Fund’s return included Enel Finance International N.V., 5.75% coupon, due 09/14/2040,

(portfolio average weight of 0.50%), and ENGIE S.A., 5.00% coupon, due 10/01/2060, (portfolio average weight of 0.30%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Financials	51.68
Utilities	13.79
Communication Services	8.78
Industrials	5.11
Energy	4.97
Consumer Discretionary	4.71
Sector Types Each Less Than 3%	9.48
Money Market Funds Plus Other Assets Less Liabilities	1.48

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Toronto-Dominion Bank (The), 2.67%, 09/09/2025	0.77
Royal Bank of Canada, 3.37%, 09/29/2025	0.72
NTT Finance Corp., Series 16, 0.18%, 12/19/2025	0.69
NTT Finance Corp., Series 18, 0.38%, 09/20/2030	0.68
Toronto-Dominion Bank (The), 4.21%, 06/01/2027	0.65
Electricite de France S.A., 6.13%, 06/02/2034	0.59
Bank of Montreal, 4.31%, 06/01/2027	0.58
Bank of Nova Scotia (The), 1.95%, 01/10/2025	0.49
Enel Finance International N.V., 5.75%, 09/14/2040	0.48
Bank of Nova Scotia (The), 2.95%, 03/08/2027	0.48
Total	6.13

*	Excluding money market fund holdings.

10

Invesco International Corporate Bond ETF (PICB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P International Corporate Bond Index® (Net)	(28.88)%	(8.52)%	(23.43)%	(4.63)%	(21.12)%	(1.99)%	(18.21)%	0.30%	3.80%
Bloomberg Pan-European Aggregate Index	(29.59)	(9.86)	(26.76)	(5.38)	(24.15)	(1.98)	(18.15)	0.00	(0.06)
Fund
NAV Return	(29.02)	(8.65)	(23.77)	(4.64)	(21.14)	(1.94)	(17.80)	0.34	4.36
Market Price Return	(29.09)	(8.50)	(23.40)	(4.63)	(21.12)	(1.98)	(18.14)	0.29	3.68

Fund Inception: June 3, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes are based upon a hypothetical investment in their respective constituent securities. The returns for an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

11

Invesco Emerging Markets Sovereign Debt ETF (PCY)

October 31, 2022

Schedule of Investments

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-97.92%
Angola-3.15%
Angolan Government International Bond
8.25%, 05/09/2028(a)	$18,311,000	$15,486,528
9.38%, 05/08/2048(a)	19,286,000	14,731,611
9.13%, 11/26/2049(a)	19,515,000	14,790,419

		45,008,558

Bahrain-3.21%
Bahrain Government International Bond
6.00%, 09/19/2044(a)	21,408,000	15,099,812
7.50%, 09/20/2047(a)	19,132,000	15,366,746
6.25%, 01/25/2051(a)	21,680,000	15,347,315

		45,813,873

Brazil-3.16%
Brazilian Government International Bond
5.63%, 01/07/2041	18,931,000	15,272,627
5.63%, 02/21/2047(b)	19,673,000	15,004,536
4.75%, 01/14/2050	22,068,000	14,835,788

		45,112,951

Chile-2.89%
Chile Government International Bond
4.34%, 03/07/2042	18,508,000	14,320,325
3.86%, 06/21/2047	18,864,000	13,582,365
4.00%, 01/31/2052	18,878,000	13,404,134

		41,306,824

China-2.71%
China Government International Bond
4.00%, 10/19/2048(a)(b)	15,200,000	13,454,722
2.25%, 10/21/2050(a)	20,840,000	12,557,670
2.50%, 10/26/2051(a)	19,980,000	12,684,561

		38,696,953

Colombia-2.85%
Colombia Government International Bond
7.38%, 09/18/2037	16,227,000	13,729,804
6.13%, 01/18/2041	18,994,000	13,595,627
5.63%, 02/26/2044	20,609,000	13,455,829

		40,781,260

Costa Rica-3.35%
Costa Rica Government International Bond
5.63%, 04/30/2043(a)	21,536,000	15,814,235
7.00%, 04/04/2044(a)(b)	18,773,000	16,021,198
7.16%, 03/12/2045(a)(b)	18,531,000	16,081,562

		47,916,995

Dominican Republic-3.06%
Dominican Republic International Bond
7.45%, 04/30/2044(a)	17,295,000	14,570,506
6.85%, 01/27/2045(a)	18,806,000	14,634,575
6.50%, 02/15/2048(a)	19,712,000	14,520,729

		43,725,810

Egypt-2.91%
Egypt Government International Bond
8.50%, 01/31/2047(a)	23,652,000	14,028,096

	Principal Amount	Value
Egypt-(continued)
7.90%, 02/21/2048(a)	$25,045,000	$14,199,513
8.70%, 03/01/2049(a)	22,452,000	13,431,729

		41,659,338

El Salvador-2.81%
El Salvador Government International Bond
6.38%, 01/18/2027(a)	33,182,000	13,229,652
8.63%, 02/28/2029(a)	33,856,000	13,882,811
9.50%, 07/15/2052(a)	33,840,000	12,995,870

		40,108,333

Guatemala-3.29%
Guatemala Government Bond
4.88%, 02/13/2028(a)	18,370,000	16,973,240
3.70%, 10/07/2033(a)(b)	20,152,000	15,339,897
4.65%, 10/07/2041(a)	19,890,000	14,719,239

		47,032,376

Hungary-2.69%
Hungary Government International Bond
5.50%, 06/16/2034(a)	15,897,000	13,734,786
7.63%, 03/29/2041	12,445,000	12,502,645
3.13%, 09/21/2051(a)	22,150,000	12,243,922

		38,481,353

Indonesia-2.95%
Indonesia Government International Bond
7.75%, 01/17/2038(a)	13,293,000	14,788,462
6.75%, 01/15/2044(a)	13,744,000	14,220,211
4.45%, 04/15/2070	17,554,000	13,207,249

		42,215,922

Jordan-3.38%
Jordan Government International Bond
5.75%, 01/31/2027(a)	18,455,000	16,990,503
5.85%, 07/07/2030(a)	19,563,000	16,262,135
7.38%, 10/10/2047(a)	19,901,000	14,992,100

		48,244,738

Kazakhstan-3.08%
Kazakhstan Government International Bond
4.88%, 10/14/2044(a)	28,574,000	21,966,005
6.50%, 07/21/2045(a)	24,758,000	22,029,867

		43,995,872

Kenya-3.00%
Republic of Kenya Government International Bond
7.25%, 02/28/2028(a)	29,163,000	22,175,079
8.25%, 02/28/2048(a)	32,081,000	20,631,291

		42,806,370

Kuwait-1.73%
Kuwait International Government Bond,
3.50%, 03/20/2027(a)	25,937,000	24,784,826

Mexico-2.99%
Mexico Government International Bond
4.60%, 01/23/2046	19,206,750	14,146,130

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco Emerging Markets Sovereign Debt ETF (PCY)–(continued)

October 31, 2022

	Principal Amount	Value
Mexico-(continued)
5.75%, 10/12/2110	$17,760,000	$13,699,562
Series A, 6.05%, 01/11/2040	16,127,000	14,918,199

		42,763,891

Mongolia-2.87%
Mongolia Government International Bond
5.13%, 04/07/2026(a)	18,265,000	14,156,446
3.50%, 07/07/2027(a)	20,054,000	13,838,320
4.45%, 07/07/2031(a)(b)	20,293,000	13,079,867

		41,074,633

Morocco-3.03%
Morocco Government International Bond
3.00%, 12/15/2032(a)	21,274,000	15,417,055
5.50%, 12/11/2042(a)	18,483,000	13,973,333
4.00%, 12/15/2050(a)	23,330,000	13,880,930

		43,271,318

Nigeria-2.70%
Nigeria Government International Bond
7.70%, 02/23/2038(a)	21,956,000	12,954,040
7.63%, 11/28/2047(a)	22,359,000	12,775,485
9.25%, 01/21/2049(a)(b)	19,720,000	12,855,567

		38,585,092

Oman-3.35%
Oman Government International Bond
6.50%, 03/08/2047(a)	19,075,000	15,776,398
6.75%, 01/17/2048(a)	19,157,000	16,150,328
7.00%, 01/25/2051(a)	18,624,000	15,960,098

		47,886,824

Pakistan-1.32%
Pakistan Government International Bond
8.25%, 09/30/2025(a)	17,830,000	6,418,800
6.00%, 04/08/2026(a)	18,530,000	6,161,225
6.88%, 12/05/2027(a)	19,608,000	6,286,325

		18,866,350

Panama-3.15%
Panama Government International Bond
3.16%, 01/23/2030	18,770,000	15,453,573
2.25%, 09/29/2032	20,806,000	14,635,118
3.30%, 01/19/2033(b)	19,370,000	14,960,317

		45,049,008

Paraguay-3.22%
Paraguay Government International Bond
4.70%, 03/27/2027(a)	17,510,000	16,778,957
6.10%, 08/11/2044(a)	17,252,000	15,010,130
5.60%, 03/13/2048(a)	18,108,000	14,260,050

		46,049,137

Peru-2.78%
Peruvian Government International Bond
5.63%, 11/18/2050	14,658,000	13,546,953
3.55%, 03/10/2051(b)	20,045,000	13,282,745
3.60%, 01/15/2072(b)	21,892,000	12,922,957

		39,752,655

	Principal Amount	Value
Philippines-3.01%
Philippine Government International Bond
3.70%, 03/01/2041	$19,192,000	$14,489,960
3.20%, 07/06/2046	21,543,000	14,296,353
4.20%, 03/29/2047	18,234,000	14,208,433

		42,994,746

Poland-1.76%
Republic of Poland Government International Bond, 3.25%, 04/06/2026	26,731,000	25,154,940

Qatar-2.86%
Qatar Government International Bond
4.63%, 06/02/2046(a)	15,740,000	13,920,299
5.10%, 04/23/2048(a)	14,579,000	13,606,216
4.82%, 03/14/2049(a)	15,009,000	13,407,149

		40,933,664

Romania-2.70%
Romanian Government International Bond
6.13%, 01/22/2044(a)	16,170,000	13,006,194
5.13%, 06/15/2048(a)	18,082,000	12,682,245
4.00%, 02/14/2051(a)	21,798,000	12,849,354

		38,537,793

Saudi Arabia-2.82%
Saudi Government International Bond
4.50%, 10/26/2046(a)	16,904,000	13,502,306
4.63%, 10/04/2047(a)	16,587,000	13,385,228
5.00%, 04/17/2049(a)	15,750,000	13,439,932

		40,327,466

South Africa-2.99%
Republic of South Africa Government International Bond
6.30%, 06/22/2048	19,719,000	14,378,602
5.75%, 09/30/2049	20,987,000	14,017,805
7.30%, 04/20/2052	18,280,000	14,386,360

		42,782,767

Turkey-3.35%
Turkey Government International Bond
5.95%, 01/15/2031	20,900,000	16,064,367
8.00%, 02/14/2034	18,547,000	16,405,823
6.88%, 03/17/2036	20,439,000	15,440,683

		47,910,873

United Arab Emirates-2.80%
Emirate of Dubai Government International Bond, 5.25%, 01/30/2043(a)	17,311,000	14,568,245
Finance Department Government of Sharjah
4.00%, 07/28/2050(a)	22,411,000	13,017,430
4.38%, 03/10/2051(a)	20,678,000	12,370,696

		39,956,371

Total U.S. Dollar Denominated Bonds & Notes (Cost $2,007,579,585)		1,399,589,880

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco Emerging Markets Sovereign Debt ETF (PCY)–(continued)

October 31, 2022

	Shares	Value
Money Market Funds-0.55%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(c)(d) (Cost $7,905,005)	7,905,005	$7,905,005

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.47% (Cost $2,015,484,590)		1,407,494,885

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.84%
Invesco Private Government Fund, 3.18%(c)(d)(e)	15,375,146	15,375,146

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 3.28%(c)(d)(e)	39,527,745	$39,527,745

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $54,904,626)		54,902,891

TOTAL INVESTMENTS IN SECURITIES-102.31% (Cost $2,070,389,216)		1,462,397,776
OTHER ASSETS LESS LIABILITIES-(2.31)%		(33,017,905)

NET ASSETS-100.00%		$1,429,379,871

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $960,270,071, which represented 67.18% of the Fund’s Net Assets.

(b)	All or a portion of this security was out on loan at October 31, 2022.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$1,814,291	$257,091,527	$(251,000,813)	$-	$-	$7,905,005	$46,096

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	18,930,470	246,671,541	(250,226,865)	-	-	15,375,146	240,581	*

Invesco Private Prime Fund	44,171,098	422,644,909	(427,279,476)	(1,736)	(7,050)	39,527,745	650,630	*

Total	$64,915,859	$926,407,977	$(928,507,154)	$(1,736)	$(7,050)	$62,807,896	$937,307

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco Global Short Term High Yield Bond ETF (PGHY)

October 31, 2022

Schedule of Investments

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-94.92%
Argentina-1.71%
AES Argentina Generacion S.A., 7.75%, 02/02/2024(a)	$ 850,000	$661,912
Agua y Saneamientos Argentinos S.A., 6.63%, 02/01/2023(a)	850,000	498,351
Arcor S.A.I.C., 6.00%, 07/06/2023(a)	543,000	532,794
Capex S.A., 6.88%, 05/15/2024(a)	500,000	485,220
MSU Energy S.A./UGEN S.A./UENSA S.A., 6.88%, 02/01/2025(a)	600,000	382,317
Provincia de Cordoba, 6.88%, 12/10/2025(a)(b)	221	169
Tecpetrol S.A., 4.88%, 12/12/2022(a)	553,000	553,000
YPF S.A., 8.50%, 07/28/2025(a)	100,000	72,223

		3,185,986

Armenia-0.32%
Republic of Armenia International Bond, 7.15%, 03/26/2025(a)	600,000	589,714

Australia-0.88%
FMG Resources August 2006 Pty. Ltd., 5.13%, 05/15/2024(a)	600,000	586,518
Infrabuild Australia Pty. Ltd., 12.00%, 10/01/2024(a)	400,000	372,084
North Queensland Export Terminal Pty. Ltd., 4.45%, 12/15/2022(a)	700,000	688,423

		1,647,025

Azerbaijan-0.81%
International Bank of Azerbaijan OJSC, 3.50%, 09/01/2024(a)	600,000	576,000
Republic of Azerbaijan International Bond, 4.75%, 03/18/2024(a)	400,000	392,130
State Oil Co. of the Azerbaijan Republic, 4.75%, 03/13/2023(a)	550,000	545,477

		1,513,607

Bahrain-0.72%
Bahrain Government International Bond, 6.13%, 08/01/2023(a)	400,000	401,399
BBK BSC, 5.50%, 07/09/2024(a)	450,000	438,500
Oil and Gas Holding Co. BSCC (The), 7.63%, 11/07/2024(a)	500,000	496,955

		1,336,854

Belgium-0.32%
Barry Callebaut Services N.V., 5.50%, 06/15/2023(a)	600,000	594,837

Bolivia-0.20%
Bolivian Government International Bond, 5.95%, 08/22/2023(a)	400,000	383,000

Brazil-5.99%
Azul Investments L.L.P., 5.88%, 10/26/2024(a)(c)	500,000	378,711
Banco Daycoval S.A., 4.25%, 12/13/2024(a)	500,000	480,042

	Principal Amount	Value
Brazil-(continued)
Banco Nacional de Desenvolvimento Economico e Social
5.75%, 09/26/2023(a)	$ 595,000	$597,100
4.75%, 05/09/2024(a)	580,000	574,212
Banco Safra S.A., 4.13%, 02/08/2023(a)	600,000	593,575
Banco Votorantim S.A., 4.50%, 09/24/2024(a)	500,000	485,196
Brazilian Government International Bond
2.63%, 01/05/2023	500,000	498,480
8.88%, 04/15/2024	500,000	529,500
4.25%, 01/07/2025	600,000	585,147
8.75%, 02/04/2025	500,000	535,052
2.88%, 06/06/2025	200,000	187,594
BRF S.A., 4.75%, 05/22/2024(a)	400,000	388,054
Caixa Economica Federal, 3.50%, 11/07/2022(a)	610,000	609,695
Cemig Geracao e Transmissao S.A., 9.25%, 12/05/2024(a)	500,000	514,037
Centrais Eletricas Brasileiras S.A., 3.63%, 02/04/2025(a)	500,000	471,377
Cielo USA, Inc., 3.75%, 11/16/2022(a)	512,000	511,514
Embraer Netherlands Finance B.V., 5.05%, 06/15/2025	100,000	94,349
Gol Finance S.A., 7.00%, 01/31/2025(a)	500,000	216,098
InterCement Financial Operations B.V., 5.75%, 07/17/2024(a)	400,000	278,440
Itau Unibanco Holding S.A.
2.90%, 01/24/2023(a)	620,000	617,749
5.13%, 05/13/2023(a)	600,000	596,676
3.25%, 01/24/2025(a)	500,000	481,515
Petrobras Global Finance B.V.
6.25%, 03/17/2024	468,000	470,204
5.30%, 01/27/2025	497,000	491,429

		11,185,746

Canada-2.68%
Bombardier, Inc.
7.50%, 12/01/2024(a)	500,000	498,172
7.50%, 03/15/2025(a)	100,000	99,401
Ensign Drilling, Inc., 9.25%, 04/15/2024(a)	400,000	362,482
goeasy Ltd., 5.38%, 12/01/2024(a)	500,000	467,318
Methanex Corp., 4.25%, 12/01/2024(c)	600,000	580,878
Mountain Province Diamonds, Inc., 8.00%, 12/15/2022(a)(c)	725,000	708,764
NOVA Chemicals Corp., 4.88%, 06/01/2024(a)	603,000	587,777
Quebecor Media, Inc., 5.75%, 01/15/2023(c)	500,000	500,835
TransAlta Corp., 4.50%, 11/15/2022	600,000	599,430
Videotron Ltd., 5.38%, 06/15/2024(a)	600,000	597,435

		5,002,492

Cayman Islands-0.22%
Industrial Senior Trust, 5.50%, 11/01/2022(a)	415,000	415,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2022

	Principal Amount	Value
Chile-0.24%
Kenbourne Invest S.A., 6.88%, 11/26/2024(a)	$ 500,000	$445,857

China-1.45%
Greenland Global Investment Ltd., 5.88%, 07/03/2024(a)	200,000	45,000
Huachen Energy Co. Ltd., 2.35% PIK Rate, 2.30% Cash Rate, 12/29/2026(a)(d)	405,180	184,357
Lanzhou City Development Investment Co. Ltd., 4.15%, 11/15/2022(a)	400,000	380,000
Yanlord Land HK Co. Ltd.
6.75%, 04/23/2023(a)(c)	500,000	456,250
6.80%, 02/27/2024(a)	300,000	178,500
Yinchuan Tonglian Capital Investment Operation Co. Ltd., 4.45%, 06/10/2023(a)	200,000	175,993
Zhangzhou Transportation Development Group Co. Ltd., 4.98%, 06/01/2025(a)	200,000	193,868
Zhongyuan Asset Management Co. Ltd., 4.20%, 11/29/2022(a)	500,000	493,730
Zoomlion HK SPV Co. Ltd., 6.13%, 12/20/2022(a)	607,000	607,704

		2,715,402

Colombia-1.33%
Banco de Bogota S.A., 5.38%, 02/19/2023(a)	407,000	406,380
Bancolombia S.A., 3.00%, 01/29/2025	500,000	449,390
Credivalores-Crediservicios S.A.S., 8.88%, 02/07/2025(a)	500,000	196,243
Ecopetrol S.A.
5.88%, 09/18/2023	575,000	566,461
4.13%, 01/16/2025(c)	500,000	461,559
Gilex Holding S.a.r.l., 8.50%, 05/02/2023(a)	410,000	404,625

		2,484,658

Costa Rica-0.37%
Costa Rica Government International Bond, 4.25%, 01/26/2023(a)	700,000	700,327

Denmark-0.31%
DKT Finance ApS, 9.38%, 06/17/2023(a)	600,000	579,750

Dominican Republic-0.58%
Banco de Reservas de la Republica Dominicana, 7.00%, 02/01/2023(a)	550,000	551,438
Dominican Republic International Bond, 5.50%, 01/27/2025(a)	550,000	539,772

		1,091,210

Egypt-1.39%
Egypt Government International Bond
5.58%, 02/21/2023(a)	600,000	597,600
4.55%, 11/20/2023(a)	684,000	664,607
6.20%, 03/01/2024(a)	550,000	528,599
5.75%, 05/29/2024(a)	600,000	568,227
6.75%, 11/10/2024(a)	250,000	229,563

		2,588,596

	Principal Amount	Value
El Salvador-0.24%
El Salvador Government International Bond, 5.88%, 01/30/2025(a)	$ 800,000	$452,000

Ethiopia-0.06%
Ethiopia International Bond, 6.63%, 12/11/2024(a)	200,000	104,142

Georgia-0.25%
Georgia Capital JSC, 6.13%, 03/09/2024(a)	500,000	469,181

Germany-0.67%
Commerzbank AG, 8.13%, 09/19/2023(a)	509,000	507,311
Deutsche Bank AG, 4.50%, 04/01/2025(c)	200,000	186,074
Norddeutsche Landesbank-Girozentrale, 6.25%, 04/10/2024(a)	400,000	371,968
ZF North America Capital, Inc., 4.75%, 04/29/2025(a)	200,000	187,417

		1,252,770

Ghana-0.16%
Ghana Government International Bond, 7.88%, 08/07/2023(a)	230,000	173,096
Tullow Oil PLC, 7.00%, 03/01/2025(a)	200,000	130,446

		303,542

India-4.28%
ABJA Investment Co. Pte. Ltd., 5.95%, 07/31/2024(a)	500,000	491,092
Adani Green Energy UP Ltd./Prayatna Developers Pvt. Ltd./Parampujya Solar Energy Pvt. Ltd., 6.25%, 12/10/2024(a)	300,000	272,895
Azure Power Solar Energy Pvt. Ltd., 5.65%, 12/24/2024(a)	500,000	406,125
GMR Hyderabad International Airport Ltd., 5.38%, 04/10/2024(a)	500,000	481,275
Greenko Investment Co., 4.88%, 08/16/2023(a)	600,000	575,040
Greenko Solar Mauritius Ltd., 5.55%, 01/29/2025(a)	500,000	438,125
Greenko Wind Projects Mauritius Ltd., 5.50%, 04/06/2025(a)	350,000	299,721
IIFL Finance Ltd., 5.88%, 04/20/2023(a)	612,000	599,791
India Green Energy Holdings, 5.38%, 04/29/2024(a)	500,000	466,973
India Toll Roads, 5.50%, 08/19/2024(a)	500,000	465,476
JSW Steel Ltd.
5.95%, 04/18/2024(a)	500,000	468,250
5.38%, 04/04/2025(a)	200,000	173,750
Manappuram Finance Ltd., 5.90%, 01/13/2023(a)	500,000	496,425
Muthoot Finance Ltd., 4.40%, 09/02/2023(a)	400,000	388,600
Shriram Transport Finance Co. Ltd.
5.10%, 07/16/2023(a)	400,000	390,906
4.40%, 03/13/2024(a)	478,000	446,113
4.15%, 07/18/2025(a)	200,000	173,102

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2022

	Principal Amount	Value
India-(continued)
Tata Motors Ltd., 5.75%, 10/30/2024(a)	$ 500,000	$482,623
TML Holdings Pte. Ltd., 5.50%, 06/03/2024(a)	500,000	473,775

		7,990,057

Indonesia-1.70%
APL Realty Holdings Pte. Ltd., 5.95%, 06/02/2024(a)	600,000	252,000
Indika Energy Capital III Pte. Ltd., 5.88%, 11/09/2024(a)	600,000	581,333
Jababeka International B.V., 6.50%, 10/05/2023(a)	700,000	388,500
LMIRT Capital Pte. Ltd., 7.25%, 06/19/2024(a)	400,000	250,000
Medco Platinum Road Pte. Ltd., 6.75%, 01/30/2025(a)	500,000	479,825
Nickel Industries Ltd., 6.50%, 04/01/2024(a)	500,000	455,000
PT Saka Energi Indonesia, 4.45%, 05/05/2024(a)	450,000	419,786
Theta Capital Pte. Ltd., 8.13%, 01/22/2025(a)	500,000	343,000

		3,169,444

Israel-1.75%
Energean Israel Finance Ltd., 4.50%, 03/30/2024(a)(c)	450,000	431,025
Leviathan Bond Ltd.
5.75%, 06/30/2023(a)	507,202	504,365
6.13%, 06/30/2025(a)	200,000	190,873
Teva Pharmaceutical Finance Co. B.V., 2.95%, 12/18/2022	550,000	545,749
Teva Pharmaceutical Finance Netherlands III B.V.
2.80%, 07/21/2023	574,000	558,855
6.00%, 04/15/2024	450,000	446,137
7.13%, 01/31/2025	600,000	595,386

		3,272,390

Jamaica-0.23%
Digicel International Finance Ltd./Digicel international Holdings Ltd., 8.75%, 05/25/2024(a)	500,000	427,822

Japan-1.24%
Rakuten Group, Inc., 3.55%, 11/27/2024(a)	900,000	823,707
SoftBank Group Corp.
4.75%, 09/19/2024(a)	900,000	848,250
3.13%, 01/06/2025(a)	500,000	451,875
6.00%, 07/30/2025(a)	200,000	188,128

		2,311,960

Kenya-0.23%
Republic of Kenya Government International Bond, 6.88%, 06/24/2024(a)	500,000	438,265

Kuwait-0.36%
Kuwait Projects Co. SPC Ltd., 5.00%, 03/15/2023(a)	700,000	676,843

	Principal Amount	Value
Mexico-1.63%
Axtel S.A.B. de C.V., 6.38%, 11/14/2024(a)	$ 426,000	$285,795
Credito Real S.A.B. de C.V., SOFOM, E.R., 7.25%, 07/20/2023, (Acquired 09/28/2020; Cost $297,011)(a)(c)(e)	300,000	6,375
Operadora de Servicios Mega S.A. de C.V. SOFOM, E.R., 8.25%, 02/11/2025(a)	500,000	210,103
Petroleos Mexicanos
3.50%, 01/30/2023	584,000	579,827
4.63%, 09/21/2023	585,000	572,569
4.88%, 01/18/2024(c)	611,000	595,484
4.25%, 01/15/2025(c)	600,000	559,626
SixSigma Networks Mexico S.A. de C.V., 7.50%, 05/02/2025(a)	200,000	166,031
Unifin Financiera S.A.B. de C.V., 7.25%, 09/27/2023(a)	700,000	71,750

		3,047,560

Mongolia-0.85%
Development Bank of Mongolia LLC, 7.25%, 10/23/2023(a)	400,000	352,600
Mongolia Government International Bond
5.63%, 05/01/2023(a)	600,000	571,500
8.75%, 03/09/2024(a)	200,000	187,998
Mongolian Mortgage Corp. Hfc LLC, 8.85%, 02/08/2024(a)	750,000	472,500

		1,584,598

Morocco-0.64%
Morocco Government International Bond, 4.25%, 12/11/2022(a)	600,000	599,011
OCP S.A., 5.63%, 04/25/2024(a)	600,000	595,814

		1,194,825

Netherlands-0.13%
InterGen N.V., 7.00%, 06/30/2023(a)	250,000	245,010

Nigeria-0.31%
Nigeria Government International Bond, 6.38%, 07/12/2023(a)	600,000	583,770

Oman-1.29%
Bank Muscat SAOG, 4.88%, 03/14/2023(a)	600,000	597,214
Lamar Funding Ltd., 3.96%, 05/07/2025(a)	200,000	184,857
Oman Government International Bond
4.13%, 01/17/2023(a)	700,000	697,486
4.88%, 02/01/2025(a)	530,000	516,379
Oztel Holdings SPC Ltd., 5.63%, 10/24/2023(a)	408,000	406,002

		2,401,938

Pakistan-0.43%
Pakistan Government International Bond, 8.25%, 04/15/2024(a)	400,000	171,360
Third Pakistan International Sukuk Co. Ltd. (The), 5.63%, 12/05/2022(a)	700,000	639,072

		810,432

Panama-0.33%
Multibank, Inc., 4.38%, 11/09/2022(a)	625,000	624,403

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2022

	Principal Amount	Value
Puerto Rico-0.22%
Popular, Inc., 6.13%, 09/14/2023	$ 400,000	$402,220

Russia-0.15%
Chelyabinsk Pipe Plant Via Chelpipe Finance DAC, 4.50%, 09/19/2024(a)(f)	300,000	82,500
O1 Properties Finance PLC, 0.50%, 12/31/2049(a)	500,000	32,435
Petropavlovsk 2016 Ltd., 8.13%, 11/14/2022(a)	300,000	162,000

		276,935

Singapore-0.25%
Puma International Financing S.A., 5.13%, 10/06/2024(a)	500,000	469,720

South Africa-1.58%
Eskom Holdings SOC Ltd.
6.75%, 08/06/2023(a)	420,000	412,224
7.13%, 02/11/2025(a)	613,000	575,178
MTN (Mauritius) Investments Ltd., 4.76%, 11/11/2024(a)	300,000	288,698
Republic of South Africa Government International Bond, 4.67%, 01/17/2024	600,000	591,420
Sasol Financing International Ltd., 4.50%, 11/14/2022	637,000	636,087
Sasol Financing USA LLC, 5.88%, 03/27/2024	450,000	440,446

		2,944,053

South Korea-0.21%
SK Innovation Co. Ltd., 4.13%, 07/13/2023(a)	400,000	393,266

Spain-0.09%
Codere Finance 2 (Luxembourg) S.A., 11.63% PIK Rate, 2.00% Cash Rate, 11/30/2027, (Acquired 03/01/2019 - 04/30/2022; Cost $186,746)(a)(d)(e)	198,128	165,833

Sweden-0.79%
Stena AB, 7.00%, 02/01/2024(a)	600,000	568,944
Stena International S.A.
5.75%, 03/01/2024(a)	575,000	540,825
6.13%, 02/01/2025(a)	400,000	375,794

		1,485,563

Trinidad and Tobago-0.32%
Trinidad & Tobago Government International Bond, 4.38%, 01/16/2024(a)	600,000	591,464

Turkey-10.00%
Arcelik A.S., 5.00%, 04/03/2023(a)	700,000	696,319
Fibabanka A. S., 6.00%, 01/25/2023(a)	600,000	596,569
Hazine Mustesarligi Varlik Kiralama A.S.
5.00%, 04/06/2023(a)	700,000	697,235
4.49%, 11/25/2024(a)	500,000	463,974
KOC Holding A.S.
5.25%, 03/15/2023(a)	700,000	699,783
6.50%, 03/11/2025(a)	200,000	190,162
Mersin Uluslararasi Liman Isletmeciligi A.S., 5.38%, 11/15/2024(a)	500,000	462,467

	Principal Amount	Value
Turkey-(continued)
Petkim Petrokimya Holding A.S., 5.88%, 01/26/2023(a)	$ 620,000	$620,028
QNB Finansbank A.S., 6.88%, 09/07/2024(a)	500,000	501,545
Roenesans Gayrimenkul Yatirim A.S., 7.25%, 04/26/2023(a)	750,000	736,745
T.C. Ziraat Bankasi A.S., 5.13%, 09/29/2023(a)	420,000	413,635
Turk Telekomunikasyon A.S.
4.88%, 06/19/2024(a)	600,000	530,220
6.88%, 02/28/2025(a)	613,000	536,363
Turkey Government International Bond
3.25%, 03/23/2023	600,000	598,362
7.25%, 12/23/2023	600,000	607,446
5.75%, 03/22/2024	600,000	592,350
6.35%, 08/10/2024	500,000	490,515
5.60%, 11/14/2024	500,000	479,365
7.38%, 02/05/2025	500,000	492,858
4.25%, 03/13/2025	200,000	181,727
Turkiye Garanti Bankasi A.S., 5.88%, 03/16/2023(a)	500,000	501,372
Turkiye Ihracat Kredi Bankasi A.S.
5.38%, 10/24/2023(a)	420,000	410,869
8.25%, 01/24/2024(a)	600,000	591,884
6.13%, 05/03/2024(a)	400,000	375,937
Turkiye Is Bankasi A.S.
7.85%, 12/10/2023(a)	600,000	603,211
6.13%, 04/25/2024(a)	500,000	486,400
Turkiye Petrol Rafinerileri A.S., 4.50%, 10/18/2024(a)	550,000	510,141
Turkiye Sinai Kalkinma Bankasi A.S.
5.50%, 01/16/2023(a)	500,000	500,193
6.00%, 01/23/2025(a)	500,000	452,207
Turkiye Vakiflar Bankasi T.A.O.
6.00%, 11/01/2022(a)	400,000	400,000
5.75%, 01/30/2023(a)	420,000	420,109
8.13%, 03/28/2024(a)	400,000	394,540
5.25%, 02/05/2025(a)	500,000	445,000
Yapi ve Kredi Bankasi A.S.
5.50%, 12/06/2022(a)	420,000	420,009
6.10%, 03/16/2023(a)	600,000	600,943
5.85%, 06/21/2024(a)	516,000	493,496
8.25%, 10/15/2024(a)	500,000	492,825

		18,686,804

Ukraine-0.11%
MHP SE, 7.75%, 05/10/2024(a)	350,000	168,595
Ukraine Railways Via Rail Capital Markets PLC, 8.25%, 07/09/2024(a)(f)	200,000	38,000

		206,595

United Arab Emirates-0.24%
Alpha Star Holding V Ltd., 6.63%, 04/18/2023(a)	454,000	451,812

United Kingdom-0.52%
Celtic Resources Holdings DAC, 4.13%, 10/09/2024(a)(g)	300,000	0
Clear Channel International B.V., 6.63%, 08/01/2025(a)	200,000	190,721

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2022

	Principal Amount	Value
United Kingdom-(continued)
eG Global Finance PLC, 6.75%, 02/07/2025(a)	$ 50,000	$45,114
Jaguar Land Rover Automotive PLC, 5.63%, 02/01/2023(a)	550,000	539,807
Neptune Energy Bondco PLC, 6.63%, 05/15/2025(a)	200,000	194,681

		970,323

United States-43.05%
ADT Security Corp. (The), 4.13%, 06/15/2023	510,000	506,135
Ahern Rentals, Inc., 7.38%, 05/15/2023(a)	500,000	352,240
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s L.P./Albertson’s LLC, 3.50%, 02/15/2023(a)	500,000	497,402
Alliance Resource Operating Partners L.P./Alliance Resource Finance Corp., 7.50%, 05/01/2025(a)	200,000	196,481
Ally Financial, Inc., 5.13%, 09/30/2024(c)	500,000	492,676
AMC Networks, Inc.
5.00%, 04/01/2024	500,000	486,092
4.75%, 08/01/2025(c)	100,000	91,633
American Airlines, Inc., 11.75%, 07/15/2025(a)	200,000	219,002
AmeriGas Partners L.P./AmeriGas Finance Corp.
5.63%, 05/20/2024	500,000	489,700
5.50%, 05/20/2025	200,000	192,007
Aramark Services, Inc.
5.00%, 04/01/2025(a)	200,000	193,084
6.38%, 05/01/2025(a)	200,000	198,378
Arconic Corp., 6.00%, 05/15/2025(a)	100,000	99,269
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 04/30/2025(a)	50,000	47,261
Arrow Bidco LLC, 9.50%, 03/15/2024(a)	500,000	503,080
Avient Corp.
5.25%, 03/15/2023	700,000	700,319
5.75%, 05/15/2025(a)	100,000	97,797
B&G Foods, Inc., 5.25%, 04/01/2025	200,000	182,261
Ball Corp.
4.00%, 11/15/2023	600,000	589,425
5.25%, 07/01/2025	200,000	197,852
Brand Industrial Services, Inc., 8.50%, 07/15/2025(a)	100,000	72,120
Brinker International, Inc.
3.88%, 05/15/2023	600,000	593,476
5.00%, 10/01/2024(a)	500,000	485,704
Caesars Entertainment, Inc., 6.25%, 07/01/2025(a)	200,000	194,431
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/2025(a)	200,000	195,625
CCO Holdings LLC/CCO Holdings Capital Corp., 4.00%, 03/01/2023(a)	500,000	496,855
CDW LLC/CDW Finance Corp., 5.50%, 12/01/2024	500,000	496,267

	Principal Amount	Value
United States-(continued)
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.50%, 05/01/2025(a)	$ 100,000	$99,375
Cengage Learning, Inc., 9.50%, 06/15/2024(a)	500,000	473,905
Cheniere Corpus Christi Holdings LLC
7.00%, 06/30/2024	500,000	506,163
5.88%, 03/31/2025	100,000	100,088
Citgo Holding, Inc., 9.25%, 08/01/2024(a)	500,000	501,100
CITGO Petroleum Corp., 7.00%, 06/15/2025(a)	100,000	98,867
Clearwater Paper Corp., 5.38%, 02/01/2025(a)	500,000	486,011
CNG Holdings, Inc., 12.50%, 06/15/2024(a)	500,000	426,920
Commercial Metals Co., 4.88%, 05/15/2023(c)	574,000	573,320
CommScope Technologies LLC, 6.00%, 06/15/2025(a)	200,000	186,972
Compass Minerals International, Inc., 4.88%, 07/15/2024(a)	500,000	474,382
Continental Resources, Inc.
4.50%, 04/15/2023	500,000	498,457
3.80%, 06/01/2024(c)	500,000	482,780
Cooper-Standard Automotive, Inc., 13.00%, 06/01/2024(a)	500,000	512,761
Cornerstone Chemical Co., 6.75%, 08/15/2024(a)	500,000	376,698
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 5.75%, 04/01/2025	200,000	195,120
CSC Holdings LLC, 5.25%, 06/01/2024(c)	500,000	485,528
CVR Energy, Inc., 5.25%, 02/15/2025(a)	500,000	482,138
Dana Financing Luxembourg S.a.r.l., 5.75%, 04/15/2025(a)	200,000	194,714
Delta Air Lines, Inc.
3.80%, 04/19/2023	600,000	594,447
2.90%, 10/28/2024	500,000	473,335
Diebold Nixdorf, Inc.
8.50%, 04/15/2024	430,000	216,373
9.38%, 07/15/2025(a)	100,000	74,596
DISH DBS Corp.
5.00%, 03/15/2023	601,000	594,368
5.88%, 11/15/2024	500,000	462,500
Diversified Healthcare Trust, 4.75%, 05/01/2024	659,000	565,570
DPL, Inc., 4.13%, 07/01/2025	200,000	189,152
Enact Holdings, Inc., 6.50%, 08/15/2025(a)	100,000	98,741
EnerSys, 5.00%, 04/30/2023(a)	600,000	594,534
EnLink Midstream Partners L.P., 4.40%, 04/01/2024	600,000	577,305
Enova International, Inc., 8.50%, 09/01/2024(a)	500,000	469,861
EQM Midstream Partners L.P., 4.00%, 08/01/2024	600,000	573,786
FirstEnergy Corp., 2.05%, 03/01/2025	200,000	184,194
Ford Motor Credit Co. LLC 3.35%, 11/01/2022	500,000	500,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2022

	Principal Amount	Value
United States-(continued)
3.09%, 01/09/2023	$ 450,000	$448,395
4.14%, 02/15/2023	450,000	448,965
3.37%, 11/17/2023	528,000	510,878
5.58%, 03/18/2024	600,000	593,469
4.06%, 11/01/2024(c)	500,000	479,217
2.30%, 02/10/2025(c)	500,000	456,500
4.69%, 06/09/2025	200,000	190,506
5.13%, 06/16/2025	200,000	193,838
Freedom Mortgage Corp.
8.13%, 11/15/2024(a)	500,000	440,565
8.25%, 04/15/2025(a)	200,000	171,467
Freeport-McMoRan, Inc.
3.88%, 03/15/2023	530,000	526,905
4.55%, 11/14/2024	500,000	490,718
FS Energy and Power Fund, 7.50%, 08/15/2023(a)	409,000	410,718
FXI Holdings, Inc., 7.88%, 11/01/2024(a)	500,000	429,638
Genesis Energy L.P./Genesis Energy Finance Corp., 5.63%, 06/15/2024	600,000	587,226
Goodyear Tire & Rubber Co. (The), 9.50%, 05/31/2025	200,000	208,223
Graphic Packaging International LLC
4.88%, 11/15/2022	624,000	622,590
4.13%, 08/15/2024	500,000	487,862
Hanesbrands, Inc., 4.63%, 05/15/2024(a)	500,000	487,475
HAT Holdings I LLC/HAT Holdings II LLC, 6.00%, 04/15/2025(a)	200,000	190,940
HCA, Inc.
5.38%, 02/01/2025	500,000	493,804
5.25%, 04/15/2025	200,000	196,613
7.69%, 06/15/2025	200,000	206,342
Hillenbrand, Inc., 5.75%, 06/15/2025	200,000	198,758
Hilton Domestic Operating Co., Inc., 5.38%, 05/01/2025(a)	200,000	197,500
Howmet Aerospace, Inc.
5.13%, 10/01/2024(c)	500,000	495,387
6.88%, 05/01/2025(c)	200,000	203,910
Hyatt Hotels Corp.
1.30%, 10/01/2023(c)	500,000	480,398
1.80%, 10/01/2024(c)	500,000	466,453
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.75%, 09/15/2024	500,000	487,255
International Game Technology PLC, 6.50%, 02/15/2025(a)	400,000	400,432
iStar, Inc., 4.75%, 10/01/2024	500,000	494,722
KB Home, 7.63%, 05/15/2023	500,000	500,952
Koppers, Inc., 6.00%, 02/15/2025(a)	500,000	448,150
Laredo Petroleum, Inc., 9.50%, 01/15/2025	600,000	601,125
Las Vegas Sands Corp.
3.20%, 08/08/2024	600,000	569,464
2.90%, 06/25/2025	200,000	181,317
Legacy LifePoint Health LLC, 6.75%, 04/15/2025(a)	200,000	177,400
Live Nation Entertainment, Inc., 4.88%, 11/01/2024(a)	500,000	486,695
Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, 10.00%, 04/15/2025(a)	200,000	136,000

	Principal Amount	Value
United States-(continued)
Mattel, Inc., 3.15%, 03/15/2023	$ 485,000	$479,772
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/2024(a)	500,000	490,922
7.25%, 04/15/2025(a)	200,000	180,316
Maxim Crane Works Holdings Capital LLC, 10.13%, 08/01/2024(a)	596,000	574,464
MGM Resorts International
6.00%, 03/15/2023	536,000	536,329
6.75%, 05/01/2025(c)	200,000	198,233
5.75%, 06/15/2025(c)	200,000	195,079
Mohegan Gaming & Entertainment, 7.88%, 10/15/2024(a)	500,000	504,420
Murphy Oil Corp., 5.75%, 08/15/2025	200,000	197,493
Navient Corp.
5.50%, 01/25/2023	410,000	409,853
7.25%, 09/25/2023	538,000	540,012
6.13%, 03/25/2024	400,000	393,362
5.88%, 10/25/2024(c)	500,000	486,915
6.75%, 06/25/2025	200,000	191,709
Netflix, Inc.
5.75%, 03/01/2024(c)	431,000	431,534
5.88%, 02/15/2025	500,000	503,605
Newmark Group, Inc., 6.13%, 11/15/2023	596,000	593,857
NextEra Energy Operating Partners L.P., 4.25%, 07/15/2024(a)	500,000	485,873
NGL Energy Partners L.P./NGL Energy Finance Corp.
7.50%, 11/01/2023	526,000	513,623
6.13%, 03/01/2025	200,000	156,309
Nordstrom, Inc., 2.30%, 04/08/2024	500,000	469,885
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.13%, 12/31/2049(a)(f)	500,000	30
NortonLifeLock, Inc., 5.00%, 04/15/2025(a)	200,000	194,536
Occidental Petroleum Corp.
6.95%, 07/01/2024	525,000	537,041
2.90%, 08/15/2024	600,000	578,658
8.00%, 07/15/2025(c)	200,000	211,378
Oceaneering International, Inc., 4.65%, 11/15/2024	500,000	477,204
OneMain Finance Corp.
5.63%, 03/15/2023	500,000	500,607
8.25%, 10/01/2023	575,000	584,812
6.13%, 03/15/2024(c)	550,000	538,164
6.88%, 03/15/2025(c)	200,000	194,623
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023(a)	532,000	529,968
5.38%, 01/15/2025(a)	500,000	473,120
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 06/15/2025(c)	200,000	198,363
PBF Logistics L.P./PBF Logistics Finance Corp., 6.88%, 05/15/2023	600,000	601,011
Performance Food Group, Inc., 6.88%, 05/01/2025(a)	200,000	199,806
Perrigo Finance Unlimited Co., 3.90%, 12/15/2024	500,000	479,143

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2022

	Principal Amount	Value
United States-(continued)
Prime Security Services Borrower LLC/ Prime Finance, Inc., 5.25%, 04/15/2024(a)	$500,000	$498,505
PTC, Inc., 3.63%, 02/15/2025(a)	500,000	474,736
Pyxus Holdings, Inc., 10.00%, 08/24/2024	510,625	401,693
QVC, Inc.
4.85%, 04/01/2024	500,000	483,214
4.45%, 02/15/2025	500,000	438,080
Radian Group, Inc.
4.50%, 10/01/2024	500,000	473,254
6.63%, 03/15/2025	200,000	197,102
Range Resources Corp.
5.00%, 03/15/2023	600,000	598,407
4.88%, 05/15/2025	200,000	193,364
Rayonier AM Products, Inc., 5.50%, 06/01/2024(a)	500,000	492,500
Realogy Group LLC/Realogy Co-Issuer Corp., 4.88%, 06/01/2023(a)	500,000	499,625
Sabre GLBL, Inc., 9.25%, 04/15/2025(a)	100,000	97,014
Scientific Games International, Inc., 8.63%, 07/01/2025(a)	200,000	205,847
Sealed Air Corp., 5.13%, 12/01/2024(a)	500,000	493,155
Sensata Technologies B.V., 5.63%, 11/01/2024(a)	600,000	596,118
Service Properties Trust
4.50%, 06/15/2023	635,000	627,180
4.65%, 03/15/2024	550,000	518,705
4.35%, 10/01/2024	500,000	459,410
4.50%, 03/15/2025	200,000	177,259
Six Flags Entertainment Corp., 4.88%, 07/31/2024(a)	500,000	485,273
Six Flags Theme Parks, Inc., 7.00%, 07/01/2025(a)	200,000	202,240
SM Energy Co., 5.63%, 06/01/2025	200,000	193,762
Southeast Supply Header LLC, 4.25%, 06/15/2024(a)	500,000	452,385
Spectrum Brands, Inc., 5.75%, 07/15/2025	200,000	197,640
Spirit AeroSystems, Inc.
3.95%, 06/15/2023	421,000	410,147
5.50%, 01/15/2025(a)	500,000	483,188
7.50%, 04/15/2025(a)	200,000	194,779
Sprint Communications LLC, 6.00%, 11/15/2022	500,000	500,700
Sprint Corp.
7.88%, 09/15/2023	460,000	468,284
7.13%, 06/15/2024	500,000	505,833
7.63%, 02/15/2025	500,000	514,425
Starwood Property Trust, Inc.
5.50%, 11/01/2023(a)	500,000	494,317
3.75%, 12/31/2024(a)	500,000	468,083
4.75%, 03/15/2025	200,000	188,137
Stellantis N.V., 5.25%, 04/15/2023	615,000	613,549
Stericycle, Inc., 5.38%, 07/15/2024(a)	500,000	493,607
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75%, 04/15/2025	200,000	167,759

	Principal Amount	Value
United States-(continued)
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.63%, 03/01/2024(a)	$500,000	$490,661
Team Health Holdings, Inc., 6.38%, 02/01/2025(a)	500,000	378,595
Tenet Healthcare Corp.
4.63%, 07/15/2024	500,000	485,443
4.63%, 09/01/2024(a)	500,000	483,833
TMX Finance LLC/TitleMax Finance Corp., 11.13%, 04/01/2023(a)	500,000	482,245
Toll Brothers Finance Corp., 4.38%, 04/15/2023	499,000	495,673
TPro Acquisition Corp., 11.00%, 10/15/2024(a)	500,000	492,112
Travel + Leisure Co., 3.90%, 03/01/2023	620,000	614,527
Tri Pointe Group, Inc./Tri Pointe Homes, Inc., 5.88%, 06/15/2024	561,000	551,647
Trinity Industries, Inc., 4.55%, 10/01/2024	500,000	473,180
Triumph Group, Inc.
8.88%, 06/01/2024(a)	484,000	489,813
6.25%, 09/15/2024(a)	500,000	462,995
7.75%, 08/15/2025	200,000	151,773
Uber Technologies, Inc., 7.50%, 05/15/2025(a)	100,000	100,179
United Airlines Holdings, Inc.
5.00%, 02/01/2024(c)	526,000	513,531
4.88%, 01/15/2025(c)	500,000	478,033
Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 02/15/2025(a)	500,000	496,772
Univision Communications, Inc., 5.13%, 02/15/2025(a)	500,000	483,955
US Foods, Inc., 6.25%, 04/15/2025(a)	100,000	99,657
USI, Inc., 6.88%, 05/01/2025(a)	200,000	194,417
Vail Resorts, Inc., 6.25%, 05/15/2025(a)	200,000	199,470
Venator Finance S.a.r.l./Venator Materials LLC, 5.75%, 07/15/2025(a)	200,000	66,478
VeriSign, Inc., 5.25%, 04/01/2025	200,000	198,138
W&T Offshore, Inc., 9.75%, 11/01/2023(a)	500,000	496,383
Werner FinCo L.P./Werner FinCo, Inc., 8.75%, 07/15/2025(a)	200,000	169,792
Wesco Aircraft Holdings, Inc., 8.50%, 11/15/2024(a)	300,000	157,500
WeWork Cos. LLC/WW Co-Obligor, Inc., 5.00%, 07/10/2025(a)	200,000	100,259
WeWork Cos., Inc., 7.88%, 05/01/2025(a)	100,000	54,750
WR Grace Holdings LLC, 5.63%, 10/01/2024(a)	500,000	490,835
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/2023(a)	570,000	562,125
5.50%, 03/01/2025(a)	200,000	189,603
Xerox Corp., 3.80%, 05/15/2024	600,000	572,559
Xerox Holdings Corp., 5.00%, 08/15/2025(a)	200,000	181,033

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2022

	Principal Amount	Value
United States-(continued)
XPO Logistics, Inc., 6.25%, 05/01/2025(a)	$ 200,000	$202,302
Yum! Brands, Inc., 3.88%, 11/01/2023	581,000	571,605

		80,412,583

Uzbekistan-0.54%
Republic of Uzbekistan International Bond, 4.75%, 02/20/2024(a)	600,000	572,925
Uzbek Industrial and Construction Bank ATB, 5.75%, 12/02/2024(a)	500,000	444,757

		1,017,682

Vietnam-0.26%
Vietnam Government International Bond, 4.80%, 11/19/2024(a)	500,000	483,750

Zambia-0.29%
First Quantum Minerals Ltd., 6.50%, 03/01/2024(a)	546,000	535,169

Total U.S. Dollar Denominated Bonds & Notes (Cost $189,343,488)		177,314,785

	Shares
Preferred Stocks-0.14%
Guitar Center Holdings, Inc., Series A, Pfd., 0.00%(g)(h)	2,000	262,000
Guitar Center Holdings, Inc., Series B, Pfd., 0.00%(g)(h)	24	1,560

Total Preferred Stocks (Cost $623,350)		263,560

Common Stocks & Other Equity Interests-0.07%
Spain-0.00%
Codere New Topco S.A.(g)(i)	8,480	0

United States-0.07%
Hornbeck Offshore Services, Inc.(i)(j)	323	9,044
Hornbeck Offshore Services, Inc., Wts.(i)(j)	3,246	90,888
Hornbeck Offshore Services, Inc., Wts.(g)(i)(j)	2,673	9,355
PetroQuest Energy, Inc.(g)(i)	28,971	12,313
Premier Brands Group Holdings Co.(k)	3,222	3,169

Investment Abbreviations:

EUR-Euro

Pfd.-Preferred

PIK-Pay-in-Kind

Wts.-Warrants

	Shares	Value
United States-(continued)
Premier Brands Group Holdings Co., Wts., expiring 03/21/2024(k)	10,096	$2,044
TRU Taj LLC/TRU Taj Finance, Inc.(i)	2,156	11,454

		138,267

Total Common Stocks & Other Equity Interests (Cost $180,910)		138,267

	Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes-0.07%(l)
Spain-0.07%
Codere New Holdco S.A., 7.50% PIK Rate, 0.00% Cash Rate, 11/30/2027(a)(d) (Cost $403,687)	EUR 235,182	124,788

	Shares
Money Market Funds-2.47%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(m)(n) (Cost $4,619,354)	4,619,354	4,619,354

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-97.67% (Cost $195,170,789)		182,460,754

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.09%
Invesco Private Government Fund, 3.18%(m)(n)(o)	2,658,893	2,658,893
Invesco Private Prime Fund, 3.28%(m)(n)(o)	6,845,033	6,845,033

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $9,503,979)		9,503,926

TOTAL INVESTMENTS IN SECURITIES-102.76% (Cost $204,674,768)		191,964,680
OTHER ASSETS LESS LIABILITIES-(2.76)%		(5,160,141)

NET ASSETS-100.00%.		$186,804,539

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2022

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $111,492,054, which represented 59.68% of the Fund’s Net Assets.

(b)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c)	All or a portion of this security was out on loan at October 31, 2022.
(d)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(e)	Restricted security. The aggregate value of these securities at October 31, 2022 was $172,208, which represented less than 1% of the Fund’s Net Assets.
(f)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at October 31, 2022 was $120,530, which represented less than 1% of the Fund’s Net Assets.

(g)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(h)	Acquired as part of the Guitar Center, Inc. reorganization.
(i)	Non-income producing security.
(j)	Acquired as part of the Hornbeck Offshore Services, Inc. reorganization.
(k)	Acquired as part of the Nine West Holding, Inc. reorganization.
(l)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(m)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$10,387,579	$ 84,251,444	$ (90,019,669)	$ -	$ -	$ 4,619,354	$ 28,650

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	5,594,655	25,382,426	(28,318,188)	-	-	2,658,893	36,293	*

Invesco Private Prime Fund	13,054,957	48,779,527	(54,984,765)	(53)	(4,633)	6,845,033	101,232	*

Total	$29,037,191	$158,413,397	$(173,322,622)	$(53)	$(4,633)	$14,123,280	$166,175

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(n)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(o)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco International Corporate Bond ETF (PICB)

October 31, 2022

Schedule of Investments

	Principal
	Amount		Value
Non-U.S. Dollar Denominated Bonds & Notes-98.52%(a)
Australia-2.11%
APA Infrastructure Ltd., 3.50%, 03/22/2030(b)	GBP	200,000	$189,657
Australia & New Zealand Banking Group Ltd.
4.05%, 05/12/2025	AUD	200,000	125,750
0.75%, 09/29/2026(b)	EUR	100,000	89,427
BHP Billiton Finance Ltd., Series 12, 4.30%, 09/25/2042	GBP	350,000	343,127
Commonwealth Bank of Australia, 4.20%, 08/18/2025	AUD	350,000	220,493
Glencore Finance (Europe) Ltd., 3.13%, 03/26/2026(b)	GBP	146,000	150,811
National Australia Bank Ltd.
3.90%, 05/30/2025	AUD	300,000	188,241
2.90%, 02/25/2027	AUD	400,000	234,486
2.13%, 05/24/2028(b)	EUR	100,000	91,448
1.38%, 08/30/2028(b)	EUR	200,000	174,098
NBN Co. Ltd., 1.00%, 12/03/2025(b)	AUD	350,000	199,414
Telstra Corp. Ltd., 2.50%, 09/15/2023	EUR	50,000	49,314

			2,056,266

Belgium-0.10%
KBC Group N.V., 1.13%, 01/25/2024(b)	EUR	100,000	95,932

Canada-20.86%
Bank of Montreal
1.50%, 12/18/2024(b)	GBP	200,000	213,461
2.37%, 02/03/2025	CAD	400,000	275,956
1.55%, 05/28/2026	CAD	350,000	226,776
3.65%, 04/01/2027	CAD	570,000	392,590
4.31%, 06/01/2027	CAD	800,000	566,111
Bank of Nova Scotia (The)
2.49%, 09/23/2024	CAD	550,000	384,159
1.95%, 01/10/2025	CAD	700,000	479,290
2.16%, 02/03/2025	CAD	500,000	343,267
1.85%, 11/02/2026	CAD	550,000	355,034
2.95%, 03/08/2027	CAD	700,000	468,561
1.40%, 11/01/2027	CAD	450,000	275,719
Bell Canada
2.70%, 02/27/2024	CAD	300,000	213,010
3.35%, 03/12/2025	CAD	550,000	387,077
3.80%, 08/21/2028	CAD	250,000	170,757
2.50%, 05/14/2030	CAD	250,000	151,806
3.00%, 03/17/2031	CAD	300,000	185,354
3.50%, 09/30/2050	CAD	350,000	176,068
Canadian Imperial Bank of Commerce
3.29%, 01/15/2024	CAD	450,000	322,460
2.35%, 08/28/2024	CAD	500,000	348,907
2.75%, 03/07/2025	CAD	500,000	346,914
2.00%, 04/17/2025	CAD	650,000	441,664
1.10%, 01/19/2026	CAD	300,000	193,289
1.70%, 07/15/2026	CAD	300,000	194,212
4.95%, 06/29/2027	CAD	600,000	435,115
Cenovus Energy, Inc., 3.50%, 02/07/2028	CAD	350,000	238,529
CPPIB Capital, Inc., 4.45%, 09/01/2027(b)	AUD	350,000	220,123

	Principal
	Amount		Value
Canada-(continued)
Federation des caisses Desjardins du Quebec
2.42%, 10/04/2024	CAD	300,000	$208,980
1.09%, 01/21/2026	CAD	400,000	257,401
4.41%, 05/19/2027	CAD	150,000	106,103
HSBC Bank Canada
3.40%, 03/24/2025	CAD	400,000	281,362
1.78%, 05/20/2026	CAD	350,000	228,482
National Bank of Canada
2.98%, 03/04/2024	CAD	300,000	213,748
2.55%, 07/12/2024	CAD	350,000	245,774
2.58%, 02/03/2025	CAD	600,000	415,421
2.24%, 11/04/2026	CAD	225,000	147,399
Ontario Teachers’ Finance Trust, 1.85%, 05/03/2032(b)	EUR	200,000	172,264
Rogers Communications, Inc.
3.10%, 04/15/2025	CAD	500,000	347,541
3.65%, 03/31/2027	CAD	350,000	239,432
3.25%, 05/01/2029	CAD	400,000	258,448
4.25%, 04/15/2032	CAD	200,000	132,609
Royal Bank of Canada
2.61%, 11/01/2024	CAD	600,000	418,859
1.94%, 05/01/2025	CAD	500,000	339,264
3.37%, 09/29/2025	CAD	1,000,000	697,959
2.33%, 01/28/2027	CAD	700,000	457,975
3.63%, 06/14/2027(b)	GBP	100,000	105,310
4.61%, 07/26/2027	CAD	650,000	465,607
1.83%, 07/31/2028	CAD	300,000	184,017
2.13%, 04/26/2029(b)	EUR	100,000	87,285
Shaw Communications, Inc., 6.75%, 11/09/2039	CAD	450,000	343,229
TELUS Corp.
5.25%, 11/15/2032	CAD	400,000	287,330
Series CY, 3.30%, 05/02/2029	CAD	300,000	196,364
Thomson Reuters Corp., 2.24%, 05/14/2025	CAD	450,000	308,014
Toronto-Dominion Bank (The)
2.50%, 12/02/2024	CAD	550,000	382,353
1.94%, 03/13/2025	CAD	450,000	306,541
2.67%, 09/09/2025	CAD	1,100,000	753,440
1.13%, 12/09/2025	CAD	500,000	324,496
2.26%, 01/07/2027	CAD	450,000	293,914
0.50%, 01/18/2027(b)	EUR	200,000	170,295
2.88%, 04/05/2027(b)	GBP	200,000	204,298
4.21%, 06/01/2027	CAD	900,000	634,357
2.55%, 08/03/2027(b)	EUR	200,000	184,013
5.38%, 10/21/2027	CAD	500,000	368,830
1.89%, 03/08/2028	CAD	400,000	248,933
1.90%, 09/11/2028	CAD	500,000	306,558
1.95%, 04/08/2030(b)	EUR	100,000	84,314
3.13%, 08/03/2032(b)	EUR	100,000	89,297
TransCanada PipeLines Ltd.
3.80%, 04/05/2027	CAD	550,000	379,947
4.18%, 07/03/2048(b)	CAD	300,000	166,077
4.34%, 10/15/2049	CAD	550,000	310,310

			20,360,359

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2022

	Principal
	Amount		Value
China-0.07%
Prosus N.V., 1.29%, 07/13/2029(b)	EUR	100,000	$68,697

Denmark-0.85%
Danske Bank A/S, 0.63%, 05/26/2025(b)	EUR	100,000	91,858
Orsted A/S
4.88%, 01/12/2032(b)	GBP	200,000	223,187
5.75%, 04/09/2040(b)	GBP	150,000	176,877
5.38%, 09/13/2042(b)	GBP	300,000	343,172

			835,094

Finland-1.11%
Nordea Bank Abp
1.13%, 02/16/2027(b)	EUR	130,000	114,882
0.50%, 05/14/2027(b)	EUR	200,000	173,343
1.13%, 09/27/2027(b)	EUR	100,000	88,869
0.50%, 11/02/2028(b)	EUR	200,000	160,248
2.50%, 05/23/2029(b)	EUR	200,000	179,465
OP Corporate Bank PLC
0.50%, 08/12/2025(b)	EUR	100,000	90,993
2.88%, 12/15/2025(b)	EUR	200,000	192,960
0.10%, 11/16/2027(b)	EUR	100,000	82,091

			1,082,851

France-21.45%
Aeroports de Paris
2.13%, 10/02/2026(b)	EUR	100,000	94,178
2.75%, 04/02/2030(b)	EUR	200,000	181,477
Airbus SE
1.63%, 06/09/2030(b)	EUR	200,000	172,099
2.38%, 04/07/2032(b)	EUR	100,000	88,569
2.38%, 06/09/2040(b)	EUR	100,000	75,013
Autoroutes du Sud de la France S.A.
1.38%, 01/22/2030(b)	EUR	100,000	86,932
1.38%, 02/21/2031(b)	EUR	100,000	85,377
Banque Federative du Credit Mutuel S.A.
3.00%, 05/21/2024(b)	EUR	100,000	97,887
1.75%, 12/19/2024(b)	GBP	100,000	107,457
1.25%, 01/14/2025(b)	EUR	100,000	93,961
0.01%, 03/07/2025(b)	EUR	200,000	182,070
1.00%, 05/23/2025(b)	EUR	300,000	277,998
0.75%, 07/17/2025(b)	EUR	200,000	183,627
3.00%, 09/11/2025(b)	EUR	100,000	96,323
1.25%, 12/05/2025(b)	GBP	200,000	205,537
1.63%, 01/19/2026(b)	EUR	200,000	185,302
2.38%, 03/24/2026(b)	EUR	100,000	93,201
0.01%, 05/11/2026(b)	EUR	200,000	173,621
0.75%, 06/08/2026(b)	EUR	200,000	178,162
1.00%, 07/16/2026(b)	GBP	200,000	197,822
1.25%, 05/26/2027(b)	EUR	200,000	177,166
3.13%, 09/14/2027(b)	EUR	300,000	287,850
0.25%, 07/19/2028(b)	EUR	100,000	78,277
0.63%, 11/03/2028(b)	EUR	200,000	158,183
1.75%, 03/15/2029(b)	EUR	100,000	84,162
1.88%, 06/18/2029(b)	EUR	100,000	81,824
0.75%, 01/17/2030(b)	EUR	100,000	76,244
1.25%, 06/03/2030(b)	EUR	100,000	78,582
0.63%, 02/21/2031(b)	EUR	200,000	145,522
BNP Paribas S.A.
2.38%, 02/17/2025(b)	EUR	200,000	191,139
1.50%, 11/17/2025(b)	EUR	200,000	184,375

	Principal
	Amount		Value
France-(continued)
3.38%, 01/23/2026(b)	GBP	300,000	$320,019
1.13%, 06/11/2026(b)	EUR	200,000	178,184
0.13%, 09/04/2026(b)	EUR	100,000	84,968
2.25%, 01/11/2027(b)	EUR	100,000	90,656
1.88%, 12/14/2027(b)	GBP	300,000	282,091
1.50%, 05/23/2028(b)	EUR	100,000	84,242
1.50%, 05/25/2028(b)	EUR	100,000	89,247
1.38%, 05/28/2029(b)	EUR	200,000	161,622
3.63%, 09/01/2029(b)	EUR	100,000	92,812
1.63%, 07/02/2031(b)	EUR	100,000	74,886
1.25%, 07/13/2031(b)	GBP	300,000	237,988
2.10%, 04/07/2032(b)	EUR	200,000	158,112
0.63%, 12/03/2032(b)	EUR	300,000	201,031
2.00%, 09/13/2036(b)	GBP	100,000	72,883
Bouygues S.A.
1.13%, 07/24/2028(b)	EUR	100,000	86,704
2.25%, 06/29/2029(b)	EUR	200,000	178,160
3.25%, 06/30/2037(b)	EUR	100,000	82,813
BPCE S.A.
0.63%, 09/26/2024(b)	EUR	200,000	186,296
1.00%, 04/01/2025(b)	EUR	100,000	92,414
0.63%, 04/28/2025(b)	EUR	200,000	184,191
0.25%, 01/15/2026(b)	EUR	200,000	178,480
0.38%, 02/02/2026(b)	EUR	100,000	89,188
0.50%, 02/24/2027(b)	EUR	100,000	84,718
1.75%, 04/26/2027(b)	EUR	100,000	90,730
1.00%, 10/05/2028(b)	EUR	100,000	84,621
5.25%, 04/16/2029(b)	GBP	200,000	208,095
0.25%, 01/14/2031(b)	EUR	200,000	145,182
0.75%, 03/03/2031(b)	EUR	100,000	73,102
1.00%, 01/14/2032(b)	EUR	100,000	72,564
Capgemini SE, 2.38%, 04/15/2032(b)	EUR	200,000	173,189
Carrefour S.A., 2.63%, 12/15/2027(b)	EUR	100,000	92,697
Cie de Saint-Gobain, 1.88%, 03/15/2031(b)	EUR	100,000	83,827
Cie Generale des Etablissements Michelin S.C.A., 1.75%, 09/03/2030(b)	EUR	100,000	89,231
Coentreprise de Transport d’Electricite S.A.
1.50%, 07/29/2028(b)	EUR	200,000	172,324
2.13%, 07/29/2032(b)	EUR	100,000	80,961
Credit Agricole Assurances S.A.
2.00%, 07/17/2030(b)	EUR	200,000	152,631
1.50%, 10/06/2031(b)	EUR	100,000	70,261
Credit Agricole S.A.
1.38%, 03/13/2025(b)	EUR	200,000	188,017
1.00%, 09/18/2025(b)	EUR	300,000	277,759
0.38%, 10/21/2025(b)	EUR	200,000	180,925
3.13%, 02/05/2026(b)	EUR	200,000	193,522
1.25%, 04/14/2026(b)	EUR	200,000	183,412
1.88%, 12/20/2026(b)	EUR	200,000	181,136
1.38%, 05/03/2027(b)	EUR	200,000	179,432
0.13%, 12/09/2027	EUR	200,000	161,277
0.38%, 04/20/2028(b)	EUR	200,000	159,983
1.75%, 03/05/2029(b)	EUR	200,000	169,746
1.00%, 07/03/2029(b)	EUR	200,000	166,088
2.50%, 08/29/2029(b)	EUR	100,000	91,090
0.88%, 01/14/2032(b)	EUR	200,000	144,733
1.13%, 07/12/2032(b)	EUR	200,000	146,984

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2022

	Principal
	Amount		Value
France-(continued)
Credit Mutuel Arkea S.A., 3.38%, 09/19/2027(b)	EUR	200,000	$192,668
Danone S.A., 1.21%, 11/03/2028(b)	EUR	200,000	174,698
Dassault Systemes SE, 0.38%, 09/16/2029(b)	EUR	100,000	80,985
Electricite de France S.A.
1.00%, 10/13/2026(b)	EUR	200,000	177,765
4.13%, 03/25/2027(b)	EUR	100,000	99,210
6.25%, 05/30/2028(b)	GBP	200,000	231,945
4.38%, 10/12/2029(b)	EUR	100,000	96,799
4.63%, 04/26/2030(b)	EUR	200,000	198,764
2.00%, 10/02/2030(b)	EUR	200,000	163,525
5.88%, 07/18/2031	GBP	200,000	226,822
1.00%, 11/29/2033(b)	EUR	200,000	134,122
6.13%, 06/02/2034(b)	GBP	500,000	572,895
4.75%, 10/12/2034(b)	EUR	200,000	192,853
5.50%, 03/27/2037(b)	GBP	100,000	106,823
5.50%, 10/17/2041(b)	GBP	400,000	422,661
5.13%, 09/22/2050(b)	GBP	300,000	303,412
6.00%, 01/23/2114(b)(c)	GBP	400,000	428,028
ELO SACA, 2.88%, 01/29/2026(b)	EUR	100,000	92,196
ENGIE S.A.
2.38%, 05/19/2026(b)	EUR	200,000	189,478
7.00%, 10/30/2028	GBP	200,000	243,428
5.00%, 10/01/2060(b)	GBP	300,000	316,067
EssilorLuxottica S.A.
0.50%, 06/05/2028(b)	EUR	100,000	85,272
0.75%, 11/27/2031(b)	EUR	100,000	78,633
Holding d’Infrastructures de Transport S.A.S.U., 1.48%, 01/18/2031(b)	EUR	100,000	74,792
HSBC Continental Europe S.A., 0.10%, 09/03/2027(b)	EUR	100,000	83,801
Orange S.A.
1.38%, 03/20/2028(b)	EUR	100,000	89,649
8.13%, 11/20/2028(b)	GBP	150,000	197,678
2.00%, 01/15/2029(b)	EUR	200,000	183,819
1.38%, 01/16/2030(b)	EUR	100,000	86,255
1.88%, 09/12/2030(b)	EUR	100,000	88,211
0.50%, 09/04/2032(b)	EUR	100,000	73,411
8.13%, 01/28/2033	EUR	150,000	197,165
0.63%, 12/16/2033(b)	EUR	200,000	142,633
5.38%, 11/22/2050(b)	GBP	200,000	242,722
Pernod Ricard S.A., 1.75%, 04/08/2030(b)	EUR	200,000	175,271
Sanofi
Series 12FX, 1.38%, 03/21/2030(b)	EUR	200,000	173,991
Series 20FX, 1.88%, 03/21/2038(b)	EUR	100,000	79,815
Societe Generale S.A.
1.25%, 02/15/2024(b)	EUR	200,000	191,569
1.13%, 01/23/2025(b)	EUR	200,000	186,498
2.63%, 02/27/2025(b)	EUR	100,000	95,440
0.13%, 02/24/2026(b)	EUR	100,000	88,200
0.75%, 01/25/2027(b)	EUR	200,000	168,883
0.25%, 07/08/2027(b)	EUR	100,000	84,261
0.13%, 02/18/2028(b)	EUR	100,000	81,620
2.13%, 09/27/2028(b)	EUR	200,000	171,339
1.75%, 03/22/2029(b)	EUR	100,000	82,690
2.63%, 05/30/2029(b)	EUR	200,000	183,727
1.25%, 06/12/2030(b)	EUR	100,000	76,367

	Principal
	Amount		Value
France-(continued)
Suez S.A.C.A., 2.88%, 05/24/2034(b)	EUR	200,000	$162,038
TotalEnergies Capital Canada Ltd., 2.13%, 09/18/2029(b)	EUR	300,000	271,626
TotalEnergies Capital International S.A.
0.75%, 07/12/2028(b)	EUR	200,000	170,771
1.38%, 10/04/2029(b)	EUR	100,000	85,979
1.99%, 04/08/2032(b)	EUR	100,000	85,942
1.62%, 05/18/2040(b)	EUR	100,000	67,722
Unibail-Rodamco-Westfield SE
0.63%, 05/04/2027(b)	EUR	100,000	80,914
1.38%, 12/04/2031(b)	EUR	100,000	68,448
Westfield America Management Ltd., 2.63%, 03/30/2029(b)	GBP	150,000	127,769

			20,935,226

Germany-11.48%
Amprion GmbH, 3.97%, 09/22/2032(b)	EUR	200,000	194,733
Aroundtown S.A.
0.38%, 04/15/2027(b)	EUR	100,000	71,719
3.00%, 10/16/2029(b)	GBP	100,000	81,912
BASF SE
0.75%, 03/17/2026(b)	EUR	100,000	90,974
0.25%, 06/05/2027(b)	EUR	100,000	86,087
0.88%, 11/15/2027(b)	EUR	100,000	87,304
1.50%, 03/17/2031(b)	EUR	200,000	163,277
Bayer AG
0.05%, 01/12/2025(b)	EUR	100,000	91,763
0.75%, 01/06/2027(b)	EUR	200,000	173,341
0.38%, 01/12/2029(b)	EUR	100,000	77,605
1.13%, 01/06/2030(b)	EUR	100,000	78,849
0.63%, 07/12/2031(b)	EUR	100,000	71,769
1.38%, 07/06/2032(b)	EUR	200,000	149,524
Bayer Capital Corp. B.V.
1.50%, 06/26/2026(b)	EUR	200,000	181,925
2.13%, 12/15/2029(b)	EUR	300,000	255,670
BMW Finance N.V., 1.50%, 02/06/2029(b)	EUR	200,000	178,961
Commerzbank AG
0.63%, 08/28/2024(b)	EUR	100,000	93,782
1.00%, 03/04/2026(b)	EUR	200,000	180,884
0.50%, 12/04/2026(b)	EUR	100,000	86,965
Deutsche Bahn Finance GmbH
0.63%, 04/15/2036(b)	EUR	200,000	134,186
0.63%, 12/08/2050(b)	EUR	100,000	49,019
1.13%, 05/29/2051(b)	EUR	180,000	100,103
Deutsche Bank AG
3.88%, 02/12/2024(b)	GBP	100,000	111,752
2.63%, 12/16/2024(b)	GBP	300,000	316,742
1.63%, 01/20/2027(b)	EUR	200,000	167,387
Deutsche Telekom AG, 1.75%, 03/25/2031(b)	EUR	100,000	87,379
Deutsche Telekom International Finance B.V.
1.50%, 04/03/2028(b)	EUR	157,000	141,876
2.00%, 12/01/2029(b)	EUR	200,000	181,916
E.ON International Finance B.V.
1.50%, 07/31/2029(b)	EUR	100,000	83,978
6.25%, 06/03/2030(b)	GBP	200,000	234,094
6.38%, 06/07/2032	GBP	250,000	298,902

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2022

	Principal
	Amount		Value
Germany-(continued)
4.75%, 01/31/2034(b)	GBP	300,000	$310,731
5.88%, 10/30/2037(b)	GBP	250,000	279,584
6.75%, 01/27/2039(b)	GBP	250,000	304,053
6.13%, 07/06/2039(b)	GBP	250,000	285,478
E.ON SE, 0.38%, 09/29/2027(b)	EUR	100,000	85,595
Grand City Properties S.A., 0.13%, 01/11/2028(b)	EUR	100,000	68,582
HeidelbergCement Finance (Luxembourg) S.A., 1.63%, 04/07/2026(b)	EUR	100,000	92,057
Landesbank Baden-Wuerttemberg
1.50%, 02/03/2025(b)	GBP	200,000	209,950
0.38%, 02/18/2027(b)	EUR	100,000	84,460
Mercedes-Benz Group AG
1.00%, 11/15/2027(b)	EUR	100,000	89,146
1.38%, 05/11/2028(b)	EUR	100,000	89,816
1.50%, 07/03/2029(b)	EUR	200,000	176,129
0.75%, 09/10/2030(b)	EUR	100,000	81,139
1.13%, 11/06/2031(b)	EUR	100,000	80,204
0.75%, 03/11/2033(b)	EUR	250,000	184,992
2.13%, 07/03/2037(b)(c)	EUR	150,000	122,747
Mercedes-Benz International Finance B.V., 0.63%, 05/06/2027(b)	EUR	175,000	155,049
RWE AG
2.50%, 08/24/2025(b)	EUR	200,000	191,862
2.13%, 05/24/2026(b)	EUR	100,000	93,504
2.75%, 05/24/2030(b)	EUR	100,000	89,000
SAP SE, 1.63%, 03/10/2031(b)	EUR	200,000	173,537
Siemens Financieringsmaatschappij N.V.
0.25%, 02/20/2029(b)	EUR	100,000	82,053
0.13%, 09/05/2029(b)	EUR	100,000	80,797
1.38%, 09/06/2030(b)	EUR	100,000	86,114
3.00%, 09/08/2033(b)	EUR	200,000	188,002
0.50%, 09/05/2034(b)	EUR	100,000	70,184
Traton Finance Luxembourg S.A.
0.13%, 03/24/2025(b)	EUR	100,000	89,970
0.75%, 03/24/2029(b)	EUR	300,000	235,839
Volkswagen Financial Services AG
1.50%, 10/01/2024(b)	EUR	100,000	95,112
0.25%, 01/31/2025(b)	EUR	100,000	91,498
0.13%, 02/12/2027(b)	EUR	100,000	83,781
0.88%, 01/31/2028(b)	EUR	130,000	108,668
Volkswagen Financial Services N.V.,
2.13%, 01/18/2028(b)	GBP	200,000	187,344
Volkswagen International Finance N.V.
0.88%, 09/22/2028(b)	EUR	100,000	82,293
1.63%, 01/16/2030(b)	EUR	175,000	147,806
3.25%, 11/18/2030(b)	EUR	200,000	183,840
4.13%, 11/16/2038(b)	EUR	100,000	92,776
Series 10Y, 1.88%, 03/30/2027(b)	EUR	300,000	270,472
Volkswagen Leasing GmbH
2.63%, 01/15/2024(b)	EUR	200,000	195,916
1.13%, 04/04/2024(b)	EUR	100,000	95,487
1.38%, 01/20/2025(b)	EUR	100,000	94,225
0.38%, 07/20/2026(b)	EUR	100,000	86,887
Vonovia Finance B.V.
2.25%, 12/15/2023(b)	EUR	100,000	96,783
1.25%, 12/06/2024(b)	EUR	100,000	92,556
Vonovia SE
0.38%, 06/16/2027(b)	EUR	100,000	79,370

	Principal
	Amount		Value
Germany-(continued)
0.25%, 09/01/2028(b)	EUR	200,000	$148,133
0.63%, 12/14/2029(b)	EUR	100,000	70,807
0.75%, 09/01/2032(b)	EUR	200,000	126,791
1.00%, 06/16/2033(b)	EUR	100,000	62,176
Wintershall Dea Finance B.V.
0.84%, 09/25/2025(b)	EUR	100,000	89,261
1.33%, 09/25/2028(b)	EUR	200,000	162,666
1.82%, 09/25/2031(b)	EUR	100,000	73,861

			11,203,461

Ireland-0.27%
Ryanair DAC, 0.88%, 05/25/2026(b)	EUR	200,000	174,435
Smurfit Kappa Acquisitions ULC, 2.88%, 01/15/2026(b)	EUR	100,000	95,094

			269,529

Italy-5.15%
Assicurazioni Generali S.p.A., 4.13%, 05/04/2026(b)	EUR	100,000	99,631
ASTM S.p.A.
1.50%, 01/25/2030(b)	EUR	125,000	94,057
2.38%, 11/25/2033(b)	EUR	100,000	69,691
Enel Finance International N.V.
5.63%, 08/14/2024(b)	GBP	200,000	229,439
1.50%, 07/21/2025(b)	EUR	100,000	93,324
0.25%, 11/17/2025(b)	EUR	100,000	88,279
1.38%, 06/01/2026(b)	EUR	50,000	45,086
1.13%, 09/16/2026(b)	EUR	150,000	133,292
0.38%, 06/17/2027(b)	EUR	100,000	82,927
1.00%, 10/20/2027(b)	GBP	125,000	112,048
3.88%, 03/09/2029(b)	EUR	200,000	188,362
2.88%, 04/11/2029(b)	GBP	200,000	185,974
0.38%, 05/28/2029(b)	EUR	100,000	74,714
0.50%, 06/17/2030(b)	EUR	120,000	86,088
0.88%, 09/28/2034(b)	EUR	220,000	135,547
0.88%, 06/17/2036(b)	EUR	100,000	58,046
5.75%, 09/14/2040(b)	GBP	450,000	469,628
Enel S.p.A., 5.75%, 06/22/2037(b)	GBP	180,000	190,506
Eni S.p.A.
3.75%, 09/12/2025(b)	EUR	100,000	99,138
1.50%, 02/02/2026(b)	EUR	150,000	139,459
1.25%, 05/18/2026(b)	EUR	200,000	183,091
0.38%, 06/14/2028(b)	EUR	100,000	81,673
3.63%, 01/29/2029(b)	EUR	100,000	95,490
0.63%, 01/23/2030(b)	EUR	100,000	76,919
2.00%, 05/18/2031(b)	EUR	150,000	124,437
Intesa Sanpaolo S.p.A.
1.38%, 01/18/2024(b)	EUR	100,000	96,343
1.00%, 07/04/2024(b)	EUR	150,000	141,788
2.13%, 05/26/2025(b)	EUR	125,000	117,943
0.63%, 02/24/2026(b)	EUR	250,000	216,205
1.00%, 11/19/2026(b)	EUR	100,000	86,761
4.75%, 09/06/2027(b)	EUR	150,000	146,930
0.75%, 03/16/2028(b)	EUR	100,000	80,865
1.75%, 03/20/2028(b)	EUR	150,000	127,790
1.75%, 07/04/2029(b)	EUR	100,000	81,942
Snam S.p.A., 0.88%, 10/25/2026(b)	EUR	200,000	175,139
Terna Rete Elettrica Nazionale S.p.A., 1.38%, 07/26/2027(b)	EUR	100,000	88,639

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2022

	Principal
	Amount		Value
Italy-(continued)
UniCredit S.p.A.
0.50%, 04/09/2025(b)	EUR	100,000	$90,430
0.33%, 01/19/2026(b)	EUR	150,000	130,470
2.13%, 10/24/2026(b)	EUR	159,000	145,304
0.85%, 01/19/2031(b)	EUR	100,000	69,502

			5,032,897

Japan-2.35%
Mizuho Financial Group, Inc., 0.69%, 10/07/2030(b)	EUR	100,000	73,992
NTT Finance Corp.
0.34%, 03/03/2030(b)	EUR	100,000	78,612
Series 16, 0.18%, 12/19/2025	JPY100,000,000		671,965
Series 18, 0.38%, 09/20/2030	JPY100,000,000		664,250
Sumitomo Mitsui Financial Group, Inc.
1.55%, 06/15/2026(b)	EUR	200,000	181,059
0.63%, 10/23/2029(b)	EUR	125,000	95,482
Takeda Pharmaceutical Co. Ltd.
2.25%, 11/21/2026(b)	EUR	200,000	189,087
3.00%, 11/21/2030(b)	EUR	200,000	186,416
1.38%, 07/09/2032	EUR	100,000	78,486
2.00%, 07/09/2040	EUR	100,000	70,835

			2,290,184

Luxembourg-0.08%
Logicor Financing S.a.r.l., 1.63%, 07/15/2027(b)	EUR	100,000	77,257

Netherlands-3.92%
ABN AMRO Bank N.V.
1.38%, 01/16/2025(b)	GBP	200,000	213,440
1.25%, 05/28/2025(b)	EUR	200,000	186,348
0.60%, 01/15/2027(b)	EUR	100,000	86,257
0.50%, 09/23/2029(b)	EUR	100,000	77,053
1.00%, 06/02/2033(b)	EUR	100,000	71,197
1.25%, 01/20/2034(b)	EUR	100,000	70,047
Cooperatieve Rabobank U.A.
1.25%, 01/14/2025(b)	GBP	200,000	210,429
5.25%, 09/14/2027(b)	GBP	150,000	161,755
4.63%, 05/23/2029(b)	GBP	200,000	202,281
1.13%, 05/07/2031(b)	EUR	100,000	77,044
ING Groep N.V.
1.13%, 02/14/2025(b)	EUR	100,000	93,950
2.13%, 01/10/2026(b)	EUR	100,000	93,503
3.00%, 02/18/2026(b)	GBP	300,000	315,941
1.38%, 01/11/2028(b)	EUR	100,000	85,644
2.00%, 09/20/2028(b)	EUR	200,000	173,171
2.50%, 11/15/2030(b)	EUR	300,000	261,997
Koninklijke KPN N.V., 5.75%, 09/17/2029(b)	GBP	300,000	339,254
LeasePlan Corp. N.V.
0.25%, 02/23/2026(b)	EUR	100,000	84,847
0.25%, 09/07/2026(b)	EUR	200,000	164,927
Shell International Finance B.V.
1.50%, 04/07/2028(b)	EUR	100,000	90,427
1.25%, 05/12/2028(b)	EUR	200,000	177,282
0.75%, 08/15/2028(b)	EUR	150,000	128,437
0.50%, 11/08/2031(b)	EUR	100,000	76,272
1.88%, 04/07/2032(b)	EUR	100,000	85,804

	Principal
	Amount		Value
Netherlands-(continued)
1.25%, 11/11/2032(b)	EUR	100,000	$79,808
0.88%, 11/08/2039(b)	EUR	100,000	60,478
TenneT Holding B.V.
2.13%, 11/17/2029(b)	EUR	100,000	89,085
0.88%, 06/16/2035(b)	EUR	100,000	67,632

			3,824,310

Norway-0.43%
Equinor ASA
1.38%, 05/22/2032(b)	EUR	100,000	82,242
1.63%, 02/17/2035(b)	EUR	100,000	79,063
Telenor ASA
0.75%, 05/31/2026(b)	EUR	100,000	90,104
1.13%, 05/31/2029(b)	EUR	200,000	169,691

			421,100

Portugal-0.18%
EDP Finance B.V., 1.88%, 09/21/2029(b)	EUR	200,000	173,375

Spain-6.30%
Abertis Infraestructuras S.A.
2.38%, 09/27/2027(b)	EUR	200,000	180,642
3.00%, 03/27/2031(b)	EUR	100,000	86,004
Banco Bilbao Vizcaya Argentaria S.A.
0.38%, 10/02/2024(b)	EUR	100,000	93,391
1.38%, 05/14/2025(b)	EUR	100,000	93,622
0.75%, 06/04/2025(b)	EUR	100,000	92,778
1.75%, 11/26/2025(b)	EUR	200,000	186,922
1.00%, 06/21/2026(b)	EUR	100,000	89,329
0.38%, 11/15/2026(b)	EUR	100,000	86,277
0.50%, 01/14/2027(b)	EUR	200,000	169,824
3.50%, 02/10/2027(b)	EUR	100,000	95,079
3.38%, 09/20/2027(b)	EUR	200,000	192,204
Banco de Sabadell S.A., 0.88%, 07/22/2025(b)	EUR	100,000	89,968
Banco Santander S.A.
1.38%, 07/31/2024(b)	GBP	200,000	216,101
1.13%, 01/17/2025(b)	EUR	100,000	93,458
2.50%, 03/18/2025(b)	EUR	200,000	190,175
1.38%, 01/05/2026(b)	EUR	300,000	271,658
3.25%, 04/04/2026(b)	EUR	300,000	284,600
1.50%, 04/14/2026(b)	GBP	200,000	196,580
0.30%, 10/04/2026(b)	EUR	100,000	86,992
3.13%, 01/19/2027(b)	EUR	100,000	93,041
0.50%, 02/04/2027(b)	EUR	100,000	84,205
1.75%, 02/17/2027(b)	GBP	200,000	189,606
1.13%, 06/23/2027(b)	EUR	100,000	86,295
2.13%, 02/08/2028(b)	EUR	100,000	86,552
0.20%, 02/11/2028(b)	EUR	200,000	163,413
1.63%, 10/22/2030(b)	EUR	100,000	75,146
CaixaBank S.A.
2.38%, 02/01/2024(b)	EUR	200,000	194,764
1.13%, 05/17/2024(b)	EUR	100,000	95,488
0.38%, 02/03/2025(b)	EUR	100,000	92,048
1.13%, 03/27/2026(b)	EUR	100,000	89,884
1.38%, 06/19/2026(b)	EUR	200,000	176,225
3.75%, 09/07/2029(b)	EUR	200,000	192,191
Iberdrola Finanzas S.A., 1.38%, 03/11/2032(b)	EUR	200,000	164,417

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2022

	Principal
	Amount		Value
Spain-(continued)
Naturgy Finance B.V., 1.38%, 01/19/2027(b)	EUR	200,000	$177,045
Santander Consumer Finance S.A.
1.00%, 02/27/2024(b)	EUR	200,000	191,585
0.38%, 06/27/2024(b)	EUR	100,000	94,041
0.38%, 01/17/2025(b)	EUR	100,000	92,278
Telefonica Emisiones S.A.
5.38%, 02/02/2026(b)	GBP	200,000	226,059
1.46%, 04/13/2026(b)	EUR	100,000	92,647
1.45%, 01/22/2027(b)	EUR	100,000	90,937
1.20%, 08/21/2027(b)	EUR	200,000	176,996
1.72%, 01/12/2028(b)	EUR	200,000	179,773
1.79%, 03/12/2029(b)	EUR	100,000	88,124
0.66%, 02/03/2030(b)	EUR	200,000	158,906

			6,147,270

Sweden-1.72%
Heimstaden Bostad Treasury B.V., 0.25%, 10/13/2024(b)	EUR	125,000	108,553
Skandinaviska Enskilda Banken AB
1.75%, 11/11/2026(b)	EUR	200,000	185,074
0.38%, 06/21/2028(b)	EUR	200,000	161,204
0.63%, 11/12/2029(b)	EUR	200,000	155,285
Svenska Handelsbanken AB
0.13%, 11/03/2026(b)	EUR	100,000	86,570
0.05%, 09/06/2028(b)	EUR	100,000	80,437
1.38%, 02/23/2029(b)	EUR	130,000	108,515
0.50%, 02/18/2030(b)	EUR	100,000	75,758
Swedbank AB
0.25%, 11/02/2026(b)	EUR	100,000	86,566
2.10%, 05/25/2027(b)	EUR	200,000	184,802
Telia Co. AB, 3.63%, 11/08/2023(b)	SEK	2,000,000	180,666
Vattenfall AB, 6.88%, 04/15/2039(b)	GBP	200,000	262,424

			1,675,854

Switzerland-2.41%
Credit Suisse AG
2.13%, 05/31/2024(b)	EUR	100,000	93,733
1.13%, 12/15/2025(b)	GBP	200,000	198,328
0.25%, 01/05/2026(b)	EUR	225,000	193,819
1.50%, 04/10/2026(b)	EUR	150,000	133,031
0.25%, 09/01/2028(b)	EUR	120,000	91,720
Credit Suisse Group AG
2.75%, 08/08/2025(b)	GBP	150,000	152,541
0.65%, 09/10/2029(b)	EUR	100,000	69,865
0.63%, 01/18/2033(b)	EUR	248,000	147,544
Holcim Finance (Luxembourg) S.A.
2.25%, 05/26/2028(b)	EUR	200,000	176,914
0.50%, 09/03/2030(b)	EUR	100,000	71,469
Richemont International Holding S.A.
1.50%, 03/26/2030(b)	EUR	100,000	86,289
2.00%, 03/26/2038(b)	EUR	200,000	153,315
UBS AG
0.01%, 03/31/2026(b)	EUR	200,000	174,433
0.50%, 03/31/2031(b)	EUR	200,000	149,779
UBS Group AG
1.25%, 09/01/2026(b)	EUR	200,000	176,973

	Principal
	Amount		Value
Switzerland-(continued)
0.88%, 11/03/2031(b)	EUR	200,000	$145,827
0.63%, 02/24/2033(b)	EUR	200,000	137,210

			2,352,790

United Kingdom-15.74%
ABP Finance PLC, 6.25%, 12/14/2026(b)	GBP	200,000	233,747
Annington Funding PLC
3.18%, 07/12/2029(b)	GBP	150,000	139,560
3.69%, 07/12/2034(b)	GBP	200,000	177,397
3.94%, 07/12/2047(b)	GBP	200,000	163,761
B.A.T. International Finance PLC
7.25%, 03/12/2024	GBP	200,000	233,350
4.00%, 09/04/2026(b)	GBP	150,000	157,516
2.25%, 06/26/2028(b)	GBP	140,000	125,002
2.25%, 01/16/2030(b)	EUR	200,000	153,572
6.00%, 11/24/2034(b)	GBP	150,000	149,394
2.25%, 09/09/2052(b)	GBP	200,000	101,874
Barclays PLC
3.13%, 01/17/2024(b)	GBP	400,000	448,597
3.00%, 05/08/2026(b)	GBP	300,000	308,511
3.25%, 02/12/2027(b)	GBP	350,000	353,890
BG Energy Capital PLC
5.13%, 12/01/2025(b)	GBP	250,000	285,969
5.00%, 11/04/2036(b)	GBP	250,000	264,810
Blend Funding PLC, 3.46%, 09/21/2047(b)	GBP	200,000	172,138
BP Capital Markets PLC
2.97%, 02/27/2026(b)	EUR	100,000	96,822
1.57%, 02/16/2027(b)	EUR	100,000	90,868
2.52%, 04/07/2028(b)	EUR	100,000	92,781
1.23%, 05/08/2031(b)	EUR	100,000	79,504
2.82%, 04/07/2032(b)	EUR	200,000	179,184
British Telecommunications PLC
1.00%, 11/21/2024(b)	EUR	100,000	93,745
1.75%, 03/10/2026(b)	EUR	200,000	185,385
1.50%, 06/23/2027(b)	EUR	100,000	88,360
5.75%, 12/07/2028(b)	GBP	150,000	171,282
3.13%, 11/21/2031(b)	GBP	100,000	93,054
6.38%, 06/23/2037(b)	GBP	200,000	226,821
Cadent Finance PLC
2.13%, 09/22/2028(b)	GBP	250,000	234,271
2.63%, 09/22/2038(b)	GBP	200,000	150,913
2.75%, 09/22/2046(b)	GBP	200,000	138,539
CCEP Finance Ireland DAC, 0.88%, 05/06/2033(b)	EUR	100,000	72,049
Centrica PLC
4.38%, 03/13/2029(b)	GBP	150,000	155,384
7.00%, 09/19/2033(b)	GBP	272,000	328,107
4.25%, 09/12/2044(b)	GBP	150,000	130,053
CK Hutchison Finance (16) (II) Ltd., 0.88%, 10/03/2024(b)	EUR	100,000	93,865
Clarion Funding PLC, 3.13%, 04/19/2048(b)	GBP	130,000	101,510
Diageo Finance PLC, 2.50%, 03/27/2032(b)	EUR	100,000	90,451
easyJet FinCo B.V., 1.88%, 03/03/2028(b)	EUR	200,000	157,701

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2022

	Principal
	Amount		Value
United Kingdom-(continued)
GlaxoSmithKline Capital PLC, 3.38%, 12/20/2027(b)	GBP	150,000	$159,278
Heathrow Funding Ltd.
7.13%, 02/14/2024(b)	GBP	200,000	229,745
6.75%, 12/03/2026(b)	GBP	200,000	232,543
6.45%, 12/10/2031(b)	GBP	250,000	289,986
5.88%, 05/13/2041(b)	GBP	200,000	217,295
4.63%, 10/31/2046(b)	GBP	200,000	184,878
High Speed Rail Finance 1 PLC, 4.38%, 11/01/2038(b)	GBP	150,000	156,023
Housing & Care 21, 3.29%, 11/08/2049(b)	GBP	200,000	163,570
HSBC Bank PLC
5.38%, 08/22/2033(b)	GBP	156,000	163,978
4.75%, 03/24/2046	GBP	100,000	94,040
HSBC Holdings PLC
6.50%, 05/20/2024(b)	GBP	200,000	233,806
0.88%, 09/06/2024(b)	EUR	200,000	188,226
2.50%, 03/15/2027(b)	EUR	200,000	182,347
2.63%, 08/16/2028(b)	GBP	300,000	284,619
0.64%, (3 mo. EURIBOR + 0.78%), 09/24/2029(b)(d)	EUR	200,000	155,373
Imperial Brands Finance Netherlands B.V., 1.75%, 03/18/2033(b)	EUR	100,000	64,817
Imperial Brands Finance PLC
8.13%, 03/15/2024(b)	GBP	200,000	236,244
5.50%, 09/28/2026(b)	GBP	150,000	164,933
4.88%, 06/07/2032(b)	GBP	100,000	94,012
Lloyds Bank Corporate Markets PLC
1.75%, 07/11/2024(b)	GBP	100,000	108,965
2.38%, 04/09/2026(b)	EUR	200,000	187,790
Lloyds Bank PLC, 7.50%, 04/15/2024(b)	GBP	200,000	238,393
Lloyds Banking Group PLC
2.25%, 10/16/2024(b)	GBP	300,000	324,844
1.50%, 09/12/2027(b)	EUR	100,000	87,366
National Grid Electricity Distribution (West Midlands) PLC, 5.75%, 04/16/2032(b)	GBP	225,000	258,424
Nationwide Building Society
0.25%, 07/22/2025(b)	EUR	200,000	180,571
3.25%, 01/20/2028(b)	GBP	200,000	204,957
NatWest Markets PLC
1.00%, 05/28/2024(b)	EUR	200,000	189,339
2.75%, 04/02/2025(b)	EUR	100,000	95,986
0.13%, 11/12/2025(b)	EUR	100,000	87,728
0.13%, 06/18/2026(b)	EUR	200,000	170,134
1.38%, 03/02/2027(b)	EUR	100,000	87,318
Sanctuary Capital PLC, 2.38%, 04/14/2050(b)	GBP	200,000	132,858
Santander UK Group Holdings PLC, 3.63%, 01/14/2026(b)	GBP	150,000	158,832
Scottish Widows Ltd., 7.00%, 06/16/2043(b)	GBP	250,000	284,656
Severn Trent Utilities Finance PLC, 3.63%, 01/16/2026(b)	GBP	200,000	218,898
Sky Ltd., 2.50%, 09/15/2026(b)	EUR	100,000	95,255
Society of Lloyd’s, 4.75%, 10/30/2024(b)	GBP	100,000	110,927
SSE PLC, 8.38%, 11/20/2028(b)	GBP	183,000	236,886

	Principal
	Amount		Value
United Kingdom-(continued)
Standard Chartered PLC
5.13%, 06/06/2034(b)	GBP	100,000	$101,209
4.38%, 01/18/2038(b)	GBP	200,000	205,162
T.H.F.C. (Funding No.3) PLC, 5.20%, 10/11/2043(b)	GBP	300,000	328,778
Thames Water Utilities Finance PLC
4.00%, 06/19/2025(b)	GBP	100,000	111,071
5.13%, 09/28/2037(b)	GBP	250,000	258,847
5.50%, 02/11/2041(b)	GBP	100,000	106,966
Vodafone Group PLC
2.20%, 08/25/2026(b)	EUR	200,000	189,785
1.63%, 11/24/2030(b)	EUR	100,000	84,718
1.60%, 07/29/2031(b)	EUR	151,000	125,134
3.38%, 08/08/2049(b)	GBP	200,000	161,715
3.00%, 08/12/2056(b)	GBP	300,000	217,694

			15,366,656

United States-1.94%
Medtronic Global Holdings S.C.A.
0.38%, 10/15/2028	EUR	100,000	82,628
3.00%, 10/15/2028	EUR	200,000	192,184
1.63%, 03/07/2031	EUR	150,000	127,859
0.75%, 10/15/2032	EUR	100,000	74,805
1.38%, 10/15/2040	EUR	100,000	63,886
1.63%, 10/15/2050	EUR	100,000	59,828
Nestle Finance International Ltd., 0.38%, 05/12/2032(b)	EUR	200,000	151,707
Stellantis N.V.
3.75%, 03/29/2024(b)	EUR	125,000	123,903
3.88%, 01/05/2026(b)	EUR	100,000	98,152
2.75%, 05/15/2026(b)	EUR	100,000	94,124
0.63%, 03/30/2027(b)	EUR	200,000	169,090
4.50%, 07/07/2028(b)	EUR	100,000	97,646
0.75%, 01/18/2029(b)	EUR	200,000	155,584
2.75%, 04/01/2032(b)	EUR	200,000	163,488
1.25%, 06/20/2033(b)	EUR	100,000	68,456
Toyota Motor Credit Corp.
0.25%, 07/16/2026(b)	EUR	100,000	88,293
0.13%, 11/05/2027(b)	EUR	100,000	83,160

			1,894,793

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $123,908,183)			96,163,901

		Shares
Money Market Funds-0.30%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(e)(f) (Cost $296,525)		296,525	296,525

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.82% (Cost $124,204,708)			96,460,426

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.69%
Invesco Private Government Fund, 3.18%(e)(f)(g)		187,446	187,446

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2022

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 3.28%(e)(f)(g)	484,184	$484,184

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $671,627)		671,630

TOTAL INVESTMENTS IN SECURITIES-99.51% (Cost $124,876,335)		97,132,056

OTHER ASSETS LESS LIABILITIES-0.49%		477,042

NET ASSETS-100.00%		$97,609,098

Investment Abbreviations:

AUD-Australian Dollar

CAD-Canadian Dollar

EUR-Euro

EURIBOR-Euro Interbank Offered Rate

GBP-British Pound Sterling

JPY-Japanese Yen

SEK-Swedish Krona

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $72,797,158, which represented 74.58% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2022.
(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$516,859	$9,493,774	$(9,714,108)	$-	$-	$296,525	$439

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	1,739,564	9,859,885	(11,412,003)	-	-	187,446	14,921	*

Invesco Private Prime Fund	4,058,983	21,281,834	(24,853,742)	3	(2,894)	484,184	41,231	*

Total	$6,315,406	$40,635,493	$(45,979,853)	$3	$(2,894)	$968,155	$56,591

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Statements of Assets and Liabilities

October 31, 2022

	Invesco Emerging Markets Sovereign Debt ETF (PCY)	Invesco Global Short Term High Yield Bond ETF (PGHY)	Invesco International Corporate Bond ETF (PICB)
Assets:
Unaffiliated investments in securities, at value(a)	$1,399,589,880	$177,841,400	$96,163,901
Affiliated investments in securities, at value	62,807,896	14,123,280	968,155
Cash	134,576	1,132,148	-
Foreign currencies, at value	21,341	4,055	420,859
Deposits with brokers:
Cash segregated as collateral	-	1,942,302	-
Receivable for:
Dividends and interest	23,963,666	2,918,581	1,092,371
Securities lending	59,993	11,071	235
Investments sold	1,277,708	1,579,189	286,198
Fund shares sold	310,490	1,764,900	-
Foreign tax reclaims	-	-	50,853
Investments matured, at value	-	1,417,744	-

Total assets	1,488,165,550	202,734,670	98,982,572

Liabilities:
Payable for:
Investments purchased	310,490	4,428,918	661,364
Collateral upon return of securities loaned	54,904,626	9,503,979	671,627
Collateral upon receipt of securities in-kind	-	1,942,302	-
Fund shares repurchased	2,948,537	-	-
Accrued unitary management fees	622,026	54,932	40,483

Total liabilities	58,785,679	15,930,131	1,373,474

Net Assets	$1,429,379,871	$186,804,539	$97,609,098

Net assets consist of:
Shares of beneficial interest	$2,903,630,793	$236,591,142	$131,335,757
Distributable earnings (loss)	(1,474,250,922)	(49,786,603)	(33,726,659)

Net Assets	$1,429,379,871	$186,804,539	$97,609,098

Shares outstanding (unlimited amount authorized, $0.01 par value)	83,500,000	9,800,000	4,950,000
Net asset value	$17.12	$19.06	$19.72

Market price	$16.88	$18.96	$19.73

Unaffiliated investments in securities, at cost	$2,007,579,585	$190,551,435	$123,908,183

Affiliated investments in securities, at cost	$62,809,631	$14,123,333	$968,152

Foreign currencies, at cost	$22,001	$4,185	$415,745

Investments matured, at cost	$-	$9,394,020	$-

(a) Includes securities on loan with an aggregate value of:	$51,965,167	$9,125,105	$335,124

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Statements of Operations

For the year ended October 31, 2022

	Invesco Emerging Markets Sovereign Debt ETF (PCY)	Invesco Global Short Term High Yield Bond ETF (PGHY)	Invesco International Corporate Bond ETF (PICB)
Investment income:
Unaffiliated interest income	$127,750,448	$9,294,914	$1,975,856
Unaffiliated dividend income	-	7,619	-
Affiliated dividend income	46,096	28,650	439
Securities lending income, net	444,543	124,484	10,249
Foreign withholding tax	-	-	(1,158)

Total investment income	128,241,087	9,455,667	1,985,386

Expenses:
Unitary management fees	10,295,190	713,749	628,648

Less: Waivers	(3,068)	(1,452)	(22)

Net expenses	10,292,122	712,297	628,626

Net investment income	117,948,965	8,743,370	1,356,760

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(359,714,218)	(15,924,728)	(12,248,782)
Affiliated investment securities	(7,050)	(4,633)	(2,894)
In-kind redemptions	(48,269,923)	(2,137,332)	(1,561,276)
Foreign currencies	(71)	(683)	(266,956)

Net realized gain (loss)	(407,991,262)	(18,067,376)	(14,079,908)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities.	(509,446,225)	(6,998,054)	(30,443,124)
Affiliated investment securities	(1,736)	(53)	3
Foreign currencies	(660)	(123)	(28,668)

Change in net unrealized appreciation (depreciation)	(509,448,621)	(6,998,230)	(30,471,789)

Net realized and unrealized gain (loss)	(917,439,883)	(25,065,606)	(44,551,697)

Net increase (decrease) in net assets resulting from operations	$(799,490,918)	$(16,322,236)	$(43,194,937)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Statements of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	Invesco Emerging
	Markets Sovereign		Invesco Global Short Term High
	Debt ETF (PCY)		Yield Bond ETF (PGHY)
	2022	2021	2022	2021

Operations:
Net investment income	$117,948,965	$125,519,125	$8,743,370	$9,908,902
Net realized gain (loss)	(407,991,262)	56,620,363	(18,067,376)	(820,726)
Change in net unrealized appreciation (depreciation)	(509,448,621)	(70,951,580)	(6,998,230)	1,773,806

Net increase (decrease) in net assets resulting from operations	(799,490,918)	111,187,908	(16,322,236)	10,861,982

Distributions to Shareholders from:
Distributable earnings	(121,305,087)	(128,603,511)	(8,881,528)	(9,921,771)
Return of capital	-	-	(1,187,837)	(1,754,213)

Total distributions to shareholders	(121,305,087)	(128,603,511)	(10,069,365)	(11,675,984)

Shareholder Transactions:
Proceeds from shares sold	470,231,665	1,140,175,565	11,704,032	40,821,537
Value of shares repurchased	(843,971,292)	(1,074,290,505)	(34,870,522)	-
Transaction fees	-	-	-	-

Net increase (decrease) in net assets resulting from share transactions	(373,739,627)	65,885,060	(23,166,490)	40,821,537

Net increase (decrease) in net assets	(1,294,535,632)	48,469,457	(49,558,091)	40,007,535

Net assets:
Beginning of year	2,723,915,503	2,675,446,046	236,362,630	196,355,095

End of year	$1,429,379,871	$2,723,915,503	$186,804,539	$236,362,630

Changes in Shares Outstanding:
Shares sold	20,900,000	41,300,000	600,000	1,850,000
Shares repurchased	(39,200,000)	(39,000,000)	(1,750,000)	-
Shares outstanding, beginning of year	101,800,000	99,500,000	10,950,000	9,100,000

Shares outstanding, end of year	83,500,000	101,800,000	9,800,000	10,950,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Invesco International Corporate
Bond ETF (PICB)
2022	2021

$1,356,760	$1,139,209
(14,079,908)	4,831,221
(30,471,789)	(4,047,648)

(43,194,937)	1,922,782

(1,125,779)	(1,301,115)
(984,729)	-

(2,110,508)	(1,301,115)

44,894,274	42,457,100
(24,976,244)	(38,131,756)
17,214	7,455

19,935,244	4,332,799

(25,370,201)	4,954,466

122,979,299	118,024,833

$97,609,098	$122,979,299

1,650,000	1,450,000
(1,050,000)	(1,300,000)
4,350,000	4,200,000

4,950,000	4,350,000

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Financial Highlights

Invesco Emerging Markets Sovereign Debt ETF (PCY)

	Years Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$26.76	$26.89	$29.12	$26.20	$29.62

Net investment income(a)	1.25	1.23	1.28	1.41	1.26
Net realized and unrealized gain (loss) on investments	(9.61)	(0.10)	(2.20)	2.93	(3.42)

Total from investment operations.	(8.36)	1.13	(0.92)	4.34	(2.16)

Distributions to shareholders from:
Net investment income	(1.28)	(1.26)	(1.31)	(1.42)	(1.26)

Net asset value at end of year	$17.12	$26.76	$26.89	$29.12	$26.20

Market price at end of year(b)	$16.88	$26.73	$26.81	$29.13	$26.13

Net Asset Value Total Return(c)	(31.97)%	4.17%	(3.07)%	16.91%	(7.42)%
Market Price Total Return(c)	(32.83)%	4.38%	(3.38)%	17.28%	(7.66)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,429,380	$2,723,916	$2,675,446	$3,535,387	$3,704,365
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	5.73%	4.47%	4.63%	5.03%	4.51%
Portfolio turnover rate(d)	40%	41%	28%	28%	54%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Global Short Term High Yield Bond ETF (PGHY)

	Years Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$21.59	$21.58	$22.82	$23.14	$24.14

Net investment income(a)	0.86	0.96	1.18	1.20	1.24
Net realized and unrealized gain (loss) on investments	(2.40)	0.18	(1.20)	(0.32)	(1.00)

Total from investment operations	(1.54)	1.14	(0.02)	0.88	0.24

Distributions to shareholders from:
Net investment income	(0.87)	(0.96)	(1.19)	(1.20)	(1.24)
Return of capital	(0.12)	(0.17)	(0.03)	-	-

Total distributions	(0.99)	(1.13)	(1.22)	(1.20)	(1.24)

Net asset value at end of year	$19.06	$21.59	$21.58	$22.82	$23.14

Market price at end of year(b)	$18.96	$21.62	$21.59	$22.81	$23.03

Net Asset Value Total Return(c)	(7.26)%	5.33%	0.02%	3.90%	1.05%
Market Price Total Return(c)	(7.87)%	5.42%	0.15%	4.36%	0.36%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$186,805	$236,363	$196,355	$230,477	$216,400
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	4.29%	4.36%	5.39%	5.21%	5.25%
Portfolio turnover rate(d)	58%	59%	54%	57%	42%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco International Corporate Bond ETF (PICB)

	Years Ended October 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of year	$28.27	$28.10	$26.96	$25.31		$26.88

Net investment income(a)	0.26	0.29	0.34	0.39		0.43
Net realized and unrealized gain (loss) on investments	(8.39)	0.20	1.13	1.65		(1.57)

Total from investment operations	(8.13)	0.49	1.47	2.04		(1.14)

Distributions to shareholders from:
Net investment income	(0.14)	(0.29)	(0.34)	(0.23)		(0.43)
Net realized gains	(0.09)	(0.03)	-	-		-
Return of capital	(0.19)	-	-	(0.16)		-

Total distributions	(0.42)	(0.32)	(0.34)	(0.39)		(0.43)

Transaction fees(a)	0.00 (b)	0.00 (b)	0.01	0.00	(b)	-

Net asset value at end of year	$19.72	$28.27	$28.10	$26.96		$25.31

Market price at end of year(c)	$19.73	$28.31	$28.15	$26.84		$25.28

Net Asset Value Total Return(d)	(29.02)%	1.73%	5.57%	8.12%		(4.31)%
Market Price Total Return(d)	(29.09)%	1.69%	6.24%	7.77%		(4.46)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$97,609	$122,979	$118,025	$111,878		$118,969
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.51	%(e)	0.50%
Net investment income	1.08%	0.99%	1.27%	1.49	%(e)	1.58%
Portfolio turnover rate(f)	28%	22%	22%	23%		12%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

October 31, 2022

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco Emerging Markets Sovereign Debt ETF (PCY)	“Emerging Markets Sovereign Debt ETF”

Invesco Global Short Term High Yield Bond ETF (PGHY)	“Global Short Term High Yield Bond ETF”
Invesco International Corporate Bond ETF (PICB)	“International Corporate Bond ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units of each Fund are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

Emerging Markets Sovereign Debt ETF	DBIQ Emerging Market USD Liquid Balanced Index

Global Short Term High Yield Bond ETF	DB Global Short Maturity High Yield Bond Index
International Corporate Bond ETF	S&P International Corporate Bond Index®

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly.

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Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of

39

withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in each Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

40

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended October 31, 2022, there were no affiliated transactions with Invesco.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

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K.	Other Risks

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.

Changing Global Fixed-Income Market Conditions Risk. The historically low interest rate environment observed over the past several years was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at, near or below zero. In recent years, the FRB and certain foreign central banks began “tapering” their quantitative easing programs, leading to fluctuations in the Federal Funds Rate and equivalent foreign rates. However, in response to the impact of the COVID-19 pandemic, in March 2020 the FRB announced cuts to the Federal Funds Rate and a new round of quantitative easing, before implementing several rounds of rate increases in 2022. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the FRB and foreign central banks or other regulatory actions may affect interest rates and/or reduce liquidity for fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of a Fund’s investments and share price may decline. Changes in FRB or foreign central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase a Fund’s portfolio turnover rate and transaction costs.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

Foreign Fixed-Income Investment Risk. For certain Funds, investments in fixed-income securities of non-U.S. issuers are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk, while also facing risks beyond those associated with investments in U.S. securities. For example, foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs.

Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

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Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If a Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Investment Grade Securities Risk. Non-investment grade securities (commonly known as “junk bonds”) and unrated securities of comparable credit quality are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, a Fund may incur additional expenses to seek recovery.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuations in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic

43

impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees
(as a % of average daily net assets)

Emerging Markets Sovereign Debt ETF	0.50%

Global Short Term High Yield Bond ETF	0.35%

International Corporate Bond ETF	0.50%

Through at least August 31, 2024, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended October 31, 2022, the Adviser waived fees for each Fund in the following amounts:

Emerging Markets Sovereign Debt ETF	$3,068

Global Short Term High Yield Bond ETF	1,452

International Corporate Bond ETF	22

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

Emerging Markets Sovereign Debt ETF	Deutsche Bank Securities Inc.

Global Short Term High Yield Bond ETF	Deutsche Bank Securities Inc.

International Corporate Bond ETF	S&P Dow Jones Indices LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

44

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Emerging Markets Sovereign Debt ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$1,399,589,880	$-	$1,399,589,880

Money Market Funds	7,905,005	54,902,891	-	62,807,896

Total Investments	$7,905,005	$1,454,492,771	$-	$1,462,397,776

Global Short Term High Yield Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$177,314,785	$0	$177,314,785

Preferred Stocks	-	-	263,560	263,560

Common Stocks & Other Equity Interests	-	116,599	21,668	138,267

Non-U.S. Dollar Denominated Bonds & Notes	-	124,788	-	124,788

Money Market Funds	4,619,354	9,503,926	-	14,123,280

Total Investments in Securities	4,619,354	187,060,098	285,228	191,964,680

Other Investments - Assets

Investments Matured	-	1,197,518	220,226	1,417,744

Total Investments	$4,619,354	$188,257,616	$505,454	$193,382,424

International Corporate Bond ETF

Investments in Securities

Non-U.S. Dollar Denominated Bonds & Notes	$-	$96,163,901	$-	$96,163,901

Money Market Funds	296,525	671,630	-	968,155

Total Investments	$296,525	$96,835,531	$-	$97,132,056

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022			2021
	Ordinary	Long-Term	Return of	Ordinary	Long-Term	Return of
	Income*	Capital Gains	Capital	Income*	Capital Gains	Capital

Emerging Markets Sovereign Debt ETF	$121,305,087	$-	$-	$128,603,511	$-	$-

Global Short Term High Yield Bond ETF	8,881,528	-	1,187,837	9,921,771	-	1,754,213

International Corporate Bond ETF	748,498	377,281	984,729	1,151,105	150,010	-

*	Includes short-term capital gain distributions, if any.

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Tax Components of Net Assets at Fiscal Year-End:

	Net	Net
	Unrealized	Unrealized
	Appreciation	(Depreciation)-		Shares of
	(Depreciation)-	Foreign	Capital Loss	Beneficial	Total
	Investments	Currencies	Carryforwards	Interest	Net Assets

Emerging Markets Sovereign Debt ETF	$(615,602,888)	$(660)	$(858,647,374)	$2,903,630,793	$1,429,379,871

Global Short Term High Yield Bond ETF	(20,785,371)	(132)	(29,001,100)	236,591,142	186,804,539

International Corporate Bond ETF	(27,966,519)	(35,413)	(5,724,727)	131,335,757	97,609,098

    Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Funds have capital loss carryforwards as of October 31, 2022, as follows:

	No expiration
	Short-Term	Long-Term	Total*

Emerging Markets Sovereign Debt ETF	$306,562,180	$552,085,194	$858,647,374

Global Short Term High Yield Bond ETF	7,746,895	21,254,205	29,001,100

International Corporate Bond ETF	2,905,165	2,819,562	5,724,727

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended October 31, 2022, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

Emerging Markets Sovereign Debt ETF	$809,304,117	$823,925,898

Global Short Term High Yield Bond ETF	110,448,907	114,080,745

International Corporate Bond ETF	41,790,064	34,581,378

For the fiscal year ended October 31, 2022, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales

Emerging Markets Sovereign Debt ETF	$402,693,069	$758,040,182

Global Short Term High Yield Bond ETF	8,908,270	27,461,806

International Corporate Bond ETF	37,376,164	24,687,225

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. As of October 31, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost

Emerging Markets Sovereign Debt ETF	$161,478	$(615,764,366)	$(615,602,888)	$2,078,000,664

Global Short Term High Yield Bond ETF	189,312	(20,974,683)	(20,785,371)	214,167,795

International Corporate Bond ETF	338,349	(28,304,868)	(27,966,519)	125,098,575

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NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses and in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2022, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain	Shares of Beneficial Interest

Emerging Markets Sovereign Debt ETF	$3,356,122	$69,435,582	$(72,791,704)

Global Short Term High Yield Bond ETF	68,719	2,068,613	(2,137,332)

International Corporate Bond ETF	(1,449,058)	8,240,796	(6,791,738)

NOTE 8–Trustees’ and Officer’s Fees

The Adviser, as a result of each Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for such Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco Emerging Markets Sovereign Debt ETF, Invesco Global Short Term High Yield Bond ETF and Invesco International Corporate Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Emerging Markets Sovereign Debt ETF, Invesco Global Short Term High Yield Bond ETF and Invesco International Corporate Bond ETF (three of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the five years in the period ended October 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

48

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	May 1, 2022	October 31, 2022	Six-Month Period	Six-Month Period(1)
Invesco Emerging Markets Sovereign Debt ETF (PCY)

Actual	$1,000.00	$ 858.90	0.50%	$2.34

Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55

Invesco Global Short Term High Yield Bond ETF (PGHY)

Actual	1,000.00	982.10	0.35	1.75

Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

Invesco International Corporate Bond ETF (PICB)

Actual	1,000.00	848.50	0.50	2.33

Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

49

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

			Corporate					Qualified
	Qualified	Qualified	Dividends	U.S.	Business	Qualified		Short
	Business	Dividend	Received	Treasury	Interest	Interest	Long Term	Term
	Income*	Income*	Deduction*	Obligations*	Income*	Income*	Capital Gains	Gains

Invesco Emerging Markets Sovereign Debt ETF	0%	0%	0%	0%	99%	0%	$-	$-

Invesco Global Short Term High Yield Bond ETF	0%	0%	0%	0%	100%	34%	-	-

Invesco International Corporate Bond ETF	0%	0%	0%	0%	69%	0%	377,281	34,198

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

50

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of October 31, 2022

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	234	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	234	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

51

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	234	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

52

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	234	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

53

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2007	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	234	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	234	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

54

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	234	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

55

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	234	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2007	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	234	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

56

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	234	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

57

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

58

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

59

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

60

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-TRST2-FINC-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders October 31, 2022
CQQQ	Invesco China Technology ETF

PIZ	Invesco DWA Developed Markets Momentum ETF

PIE	Invesco DWA Emerging Markets Momentum ETF

PXF	Invesco FTSE RAFI Developed Markets ex-U.S. ETF

PDN	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

PXH	Invesco FTSE RAFI Emerging Markets ETF

PBD	Invesco Global Clean Energy ETF

PIO	Invesco Global Water ETF

IPKW	Invesco International BuyBack AchieversTM ETF

CUT	Invesco MSCI Global Timber ETF

GBLD	Invesco MSCI Green Building ETF

CGW	Invesco S&P Global Water Index ETF

IDHQ	Invesco S&P International Developed Quality ETF

2

The Market Environment

Domestic Equity

The fiscal year ended October 31, 2022 began with continued volatility in equity markets in the fourth quarter of 2021 amid substantial inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil rose,1 causing higher gas prices for consumers, and the Consumer Price Index (CPI) reported for November 2021 increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.2 To combat inflation, the US Federal Reserve (the Fed) announced the potential for three or more interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflation pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.1 Inflation continued to be a top concern for consumers, investors and the Fed. To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March and the Fed indicated it would “taper” its asset purchase program quickly.3

As the war in Ukraine continued and corporate earnings in high-profile names like Netflix reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued into the second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 40-year high to 8.6% for the 12 months ended May 2022.2 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.1 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3 US equity markets rose in July and much of August until Fed chairman Jerome Powell’s hawkish comments at an economic policy symposium held in Jackson Hole, Wyoming, sparked a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.3

After experiencing a sharp drop in September 2022, US equity markets rebounded in October with strong gains, despite mixed data on the economy and corporate earnings. Inflation data reported in October came in higher than expected; however, the labor market remained strong, with payroll employment gains and a decline in the unemployment rate to a near record low of 3.5% in September.2 The initial estimate of third quarter real gross domestic product showed an increase of 2.6% (annualized) after falling in the prior two quarters, but the headline number masked a drop in demand and investment. Corporate earnings were generally in line with expectations, but many companies’ forward earnings guidance was weaker than expected.

In this environment, US stocks had negative double-digit returns for the fiscal year ended October 31, 2022 of -14.61%, as measured by the S&P 500 Index.4

[1]	Source: Bloomberg LP
[2]	Source: US Bureau of Labor Statistics
[3]	Source: US Federal Reserve
[4]	Source: Lipper Inc.

Global Equity

At the beginning of the fiscal year ended October 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

Global equity markets declined in the first half of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains, and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

Inflation headwinds continued into the third quarter of 2022. The US Federal Reserve (the Fed), the European Central Bank and the Bank of England all raised interest rates. In contrast, the People’s Bank of China lowered its policy rate and the Bank of Japan kept rates the same. Emerging market equities, hampered by the strong US dollar, underperformed developed market equities.

During October 2022, developed market equities rebounded and were in positive territory. Developed market equities outperformed emerging market equities, which declined primarily driven by weakness in China as Chinese markets reacted to the reappointment of President Xi and his authority, with no signs of the country’s zero-COVID-19 policy being relaxed. Despite the rebound in October for developed market equities, at the end of the fiscal year, trailing one-year returns for developed market equities and emerging market equities were both in negative territory.

3

CQQQ	Management’s Discussion of Fund Performance
Invesco China Technology ETF (CQQQ)

As an index fund, Invesco China Technology ETF’s (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE China Incl A 25% Technology Capped Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (the “Index Provider”) compiles, maintains, and calculates the Index. The Index is composed of securities of companies that the Index Provider, pursuant to the Index methodology, has classified as being in the technology industry and that are constituents of the FTSE China Index or FTSE China A Stock Connect CNH Index. The Index may include China A-shares (shares of Chinese incorporated companies that may trade on the Shanghai or Shenzhen stock exchanges via a Stock Connect program), B-shares, H-shares, N-shares, Red Chip shares, P-chip shares and S-chip shares. Index constituents are modified market capitalization weighted. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (53.17)%. On a net asset value (“NAV”) basis, the Fund returned (53.32)%. During the same time period, the Index returned (53.05)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI China Index (Net) (the “Benchmark Index”) returned (47.90)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 700 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of Chinese stocks.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a stock selection methodology within a specific sector whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductors & semiconductor equipment industry and most underweight the internet & direct marketing retail industry during the fiscal year ended October 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocation to the banks industry as well as the Fund’s overweight allocation to the interactive media & services industry.

For the fiscal year ended October 31, 2022, the trading companies & distributors industry contributed most significantly to the Fund’s return, followed by the communications equipment industry. The interactive media & services industry detracted most significantly from the Fund’s return, followed by the electronic equipment instruments & components and entertainment industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022 included China National Software & Service Co. Ltd., A Shares, a software company (portfolio average weight of 0.06%), and Beijing Kingsoft Office Software. Inc., A Shares, a software company (portfolio average weight of 0.82%). Positions that detracted most significantly from the Fund’s return included Tencent Holdings Ltd., an interactive media & services company (portfolio average weight of 10.61%), and Kuaishou Technology, an interactive media & services company (portfolio average weight of 6.92%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Interactive Media & Services	22.63
Semiconductors & Semiconductor Equipment	19.54
Internet & Direct Marketing Retail	15.89
Software	13.00
Electronic Equipment, Instruments & Components	12.36
Entertainment	5.06
IT Services	3.84
Industry Types Each Less Than 3%	7.70
Money Market Funds Plus Other Assets Less Liabilities	(0.02)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Tencent Holdings Ltd.	8.93
Meituan, B Shares	8.32
Pinduoduo, Inc., ADR	7.34
Baidu, Inc., A Shares	5.83
Kingdee International Software Group Co. Ltd.	4.39
Kuaishou Technology	4.01
LONGi Green Energy Technology Co. Ltd., A Shares	3.65
Sunny Optical Technology Group Co. Ltd.	3.56
Tencent Music Entertainment Group, ADR	2.32
Bilibili, Inc., Z Shares	2.28
Total	50.63

*	Excluding money market fund holdings.

4

Invesco China Technology ETF (CQQQ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—FTSE China Incl A 25% Technology Capped Index (Net)	(53.05)%	(11.65)%	(31.04)%	(10.49)%	(42.54)%	5.40%	69.16%	3.22%	50.44%
MSCI China Index (Net)	(47.90)	(13.85)	(36.05)	(9.68)	(39.88)	(0.06)	(0.56)	(0.32)	(4.04)
Fund
NAV Return	(53.32)	(12.28)	(32.50)	(11.05)	(44.33)	5.14	65.09	2.96	45.62
Market Price Return	(53.17)	(12.33)	(32.62)	(11.17)	(44.69)	5.10	64.49	2.91	44.70

Guggenheim China Technology ETF (the “Predecessor Fund”) Fund Inception: December 08, 2009

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.70% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

-

The Blended-FTSE China Incl A 25% Technology Capped Index (Net) is comprised of the performance of the AlphaShares China Technology Index, the Fund’s previous underlying index from Fund inception to the conversion date, June 21, 2019, followed by the performance of the Index, starting from the conversion date through October 31, 2022.

5

PIZ	Management’s Discussion of Fund Performance
Invesco DWA Developed Markets Momentum ETF (PIZ)

As an index fund, the Invesco DWA Developed Markets Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Developed Markets Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) selects securities pursuant to its proprietary selection methodology for inclusion in the Index, which is designed to identify securities that demonstrate powerful relative strength characteristics. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index is comprised of equity securities of large capitalization companies based in countries classified as developed markets, excluding the United States. Dorsey Wright selects securities for inclusion in the Index from an eligible universe of the largest 1,000 constituents by market capitalization within the Nasdaq Developed Markets Ex United States Index (except for U.S.-listed American depositary receipts of foreign listings). The Index Provider assigns a relative strength score to each eligible security and selects approximately 100 securities with the greatest scores for inclusion in the Index. Component security weights are based on relative scores, with securities with higher scores receiving larger weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (33.49)%. On a net asset value (“NAV”) basis, the Fund returned (33.25)%. During the same time period, the Index returned (32.68)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (23.00)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside of the U.S.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the consumer discretionary sector during the fiscal period ended October 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the information technology and industrials sectors, and security selection in the industrials sector.

For the fiscal year ended October 31, 2022, the industrials sector detracted most significantly from the Fund’s return, followed by the information technology and materials sectors, respectively. No sector contributed positively to the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022 included Lasertec Corp., an information technology company (portfolio average weight of 1.30%), and Enerplus Corp., an Energy company (portfolio average weight of 0.12%). Positions that detracted most significantly from the Fund’s return included NIBE Industrier AB, Class B, an industrials company (portfolio average weight of 1.30%), and ASM International N.V., an information technology company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Information Technology	16.78
Financials	16.77
Industrials	16.51
Energy	9.71
Health Care	9.53
Materials	7.81
Consumer Discretionary	7.26
Consumer Staples	6.83
Utilities	4.83
Communication Services	3.45
Real Estate	0.49
Money Market Funds Plus Other Assets Less Liabilities	0.03

6

Invesco DWA Developed Markets Momentum ETF (PIZ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Lasertec Corp.	3.49
Constellation Software, Inc.	3.04
Descartes Systems Group, Inc. (The)	2.74
CSL Ltd.	2.65
ASML Holding N.V.	2.57
Sampo OYJ, Class A	2.50
Metro, Inc.	2.36
Toromont Industries Ltd.	2.21
Canadian National Railway Co.	2.07
Flughafen Zurich AG	2.04
Total	25.67

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dorsey Wright® Developed Markets Technical Leaders Index (Net)	(32.68)%	0.60%	1.81%	1.09%	5.56%	5.46%	70.21%	2.77%	49.98%
MSCI EAFE® Index (Net)	(23.00)	(1.27)	(3.77)	(0.09)	(0.47)	4.13	49.85	1.09	17.45
Fund
NAV Return	(33.25)	(0.12)	(0.36)	0.34	1.73	4.63	57.17	1.88	31.75
Market Price Return	(33.49)	(0.06)	(0.18)	0.28	1.42	4.55	56.08	1.83	30.80

7

Invesco DWA Developed Markets Momentum ETF (PIZ) (continued)

Fund Inception: December 28, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.80% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

8

PIE	Management’s Discussion of Fund Performance
Invesco DWA Emerging Markets Momentum ETF (PIE)

As an index fund, the Invesco DWA Emerging Markets Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Emerging Markets Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) selects securities pursuant to its proprietary selection methodology for inclusion in the Index, which is designed to identify securities that demonstrate powerful relative strength characteristics. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index is comprised of equity securities of large capitalization companies based in countries classified as emerging markets. Dorsey Wright selects securities for inclusion in the Index from an eligible universe of the largest 1,000 constituents by market capitalization within the Nasdaq Emerging Markets Index (except for U.S.-listed American Depositary Receipts or foreign listings). The Index Provider assigns a relative strength score to each eligible security and selects approximately 100 securities with the greatest scores for inclusion in the Index. Component security weights are based on relative scores, with securities with higher scores receiving larger weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (33.79)%. On a net asset value (“NAV”) basis, the Fund returned (34.05)%. During the same time period, the Index returned (33.03)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as trading costs and slippage associated with quarterly rebalances.

During this same time period, the MSCI Emerging Markets Index (Net) (the “Benchmark Index”) returned (31.03)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,400 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the electronic components sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being underweight in the diversified banks sub-industry and security selection in the semiconductors and apparel accessories & luxury goods sub-industries.

For the fiscal year ended October 31, 2022, the coal & consumable fuels sub-industry contributed most significantly to the Fund’s return, followed by the oil & gas exploration & production and drug retail sub-industries, respectively. The semiconductors sub-industry detracted most significantly from the Fund’s return, followed by the technology hardware storage & peripherals and apparel accessories & luxury goods sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022 included Turk Hava Yollari AO, an airlines company (portfolio average weight of 0.27%), and PT Indo Tambangraya Megah Tbk, a coal & consumable fuels company (portfolio average weight of 0.70%). Positions that detracted most significantly from the Fund’s return included Li Ning Co. Ltd., an apparel accessories & luxury goods company (portfolio average weight of 1.30%), and Frontken Corp. Bhd., a diversified support services company (portfolio average weight of 1.88%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Information Technology	17.22
Energy	16.08
Financials	15.83
Industrials	14.11
Consumer Staples	11.47
Consumer Discretionary	8.87
Materials	6.85
Utilities	4.69
Sector Types Each Less Than 3%	4.57
Money Market Funds Plus Other Assets Less Liabilities	0.31

9

Invesco DWA Emerging Markets Momentum ETF (PIE) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Sinbon Electronics Co. Ltd.	3.00
Frontken Corp. Bhd.	2.73
Thungela Resources Ltd.	2.64
Petro Rio S.A.	2.58
Clicks Group Ltd.	2.49
Topco Scientific Co. Ltd.	2.44
Com7 PCL, NVDR	2.38
Micro-Star International Co. Ltd.	2.29
Impala Platinum Holdings Ltd.	2.29
Voltronic Power Technology Corp.	2.20
Total	25.04

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dorsey Wright® Emerging Markets Technical Leaders Index (Net)	(33.03)%	(1.28)%	(3.79)%	(0.13)%	(0.66)%	2.12%	23.33%	0.82%	12.94%
MSCI Emerging Markets Index (Net)	(31.03)	(4.42)	(12.67)	(3.09)	(14.54)	0.79	8.20	(0.19)	(2.82)
Fund
NAV Return	(34.05)	(2.97)	(8.66)	(1.72)	(8.33)	0.73	7.60	(1.74)	(22.92)
Market Price Return	(33.79)	(2.93)	(8.55)	(1.84)	(8.87)	0.68	7.05	(1.80)	(23.67)

10

Invesco DWA Emerging Markets Momentum ETF (PIE) (continued)

Fund Inception: December 28, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.90% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

11

PXF	Management’s Discussion of Fund Performance
Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)

As an index fund, the Invesco FTSE RAFI Developed Markets ex-U.S. ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE RAFITM Developed ex U.S. 1000 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (“FTSE”) in conjunction with Research Affiliates (“RA”, and together with FTSE, the “Index Provider”), compiles, maintains and calculates the Index, which is comprised of companies located in countries that are classified as “developed” within the country classification definition of FTSE, excluding the United States. The Index is designed to track the performance of non-U.S.-listed companies domiciled in developed markets countries with the largest cumulative scores (“Fundamental Value”), selected from the constituents of the FTSE Developed ex US Total Cap Index as determined by the Index Provider. The Index selects and weights companies based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (17.81)%. On a net asset value (“NAV”) basis, the Fund returned (17.95)%. During the same time period, the Index returned (17.79)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were significantly offset by benefits to the Fund related to dividend tax treatment relative to the Index.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (23.00)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside of the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the health care sector during the fiscal year ended October 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight exposure to the energy sector, as well as the Fund’s underweight exposure to, and security selection in, the information technology and industrials sectors.

For the fiscal year ended October 31, 2022, the energy sector contributed most significantly to the Fund’s return. The financials sector detracted most significantly from the Fund’s return followed by the consumer discretionary and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022, included Shell PLC, an energy company (portfolio average weight of 2.28%), and BP PLC, an energy company (portfolio average weight of 1.50%). Positions that detracted most significantly from the Fund’s return included Samsung Electronics Co. Ltd., an information technology company (portfolio average weight of 1.28%), and Saipem S.p.A., an energy company (portfolio average weight of 0.21%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Financials	23.87
Industrials	12.77
Energy	11.88
Consumer Discretionary	9.49
Materials	8.90
Consumer Staples	8.32
Health Care	7.17
Communication Services	5.47
Information Technology	5.23
Utilities	4.52
Real Estate	2.04
Money Market Funds Plus Other Assets Less Liabilities	0.34

12

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Shell PLC	3.13
BP PLC	1.93
Total Energies SE	1.76
Nestle S.A.	1.20
Samsung Electronics Co. Ltd.	1.19
Toyota Motor Corp.	1.08
HSBC Holdings PLC	0.96
Roche Holding AG	0.95
British American Tobacco PLC	0.94
Novartis AG	0.84
Total	13.98

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFI™ Developed ex U.S. 1000 Index (Net)	(17.79)%	0.70%	2.11%	0.21%	1.04%	4.52%	55.54%	1.50%	25.74%
MSCI EAFE® Index (Net)	(23.00)	(1.27)	(3.77)	(0.09)	(0.47)	4.13	49.85	1.13	18.76
Fund
NAV Return	(17.95)	0.55	1.65	0.05	0.25	4.31	52.53	1.14	18.93
Market Price Return	(17.81)	0.72	2.19	0.02	0.12	4.30	52.29	1.14	19.01

13

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF) (continued)

Fund Inception: June 25, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

14

PDN	Management’s Discussion of Fund Performance
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)

As an index fund, the Invesco FTSE RAFI Developed Markets ex- U.S. Small-Mid ETF (the “Fund) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE RAFITM Developed ex U.S. Mid-Small 1500 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (“FTSE”) in conjunction with Research Affiliates LLC (“RA”, and together with FTSE, the “Index Provider”), compiles, maintains and calculates the Index, which is comprised of securities of small-and mid-capitalization companies that are classified as “developed” within the country classification definition of FTSE, excluding the United States. The Index is designed to track the performance of the small and mid- capitalization companies in developed markets based on their cumulative scores (“Fundamental Value”), selected from the constituents of the FTSE Developed ex US Total Cap Index, as determined by the Index Provider. The Index selects and weights companies based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (28.21)%. On a net asset value (“NAV”) basis, the Fund returned (27.72)%. During the same time period, the Index returned (27.55)%. During the fiscal year the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were significantly offset by benefits to the Fund related to dividend tax treatment relative to the Index.

During this same time period, the MSCI EAFE® Small Cap Index (Net) (the “Benchmark Index”) returned (30.28)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of small capitalization companies located in markets of economically developed countries outside of the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the information technology sector during the fiscal year ended October 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to, and security selection in, the energy sector, as well as it’s underweight allocation to, and security selection in the information technology sector.

For the fiscal year ended October 31, 2022, the energy sector contributed most significantly to the Fund’s return. The industrials sector detracted most significantly from the Fund’s return followed by the consumer discretionary and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022 included D/S Norden A/S, an industrials company (portfolio average weight of 0.10%), and Enerplus Corp., an energy company (portfolio average weight of 0.16%). Positions that detracted most significantly from the Fund’s return included Banca Monte dei Paschi di Sienna S.p.A., a financials company (no longer held at fiscal year-end), and ADLER Group SA, a real estate company (portfolio average weight of 0.06%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Industrials	22.35
Consumer Discretionary	12.95
Materials	10.84
Real Estate	10.24
Financials	9.77
Information Technology	7.50
Consumer Staples	7.04
Health Care	5.86
Communication Services	5.25
Energy	5.23
Utilities	2.60
Money Market Funds Plus Other Assets Less Liabilities	0.37

15

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Mineral Resources Ltd.	0.23
Saras S.p.A.	0.22
Vitesco Technologies Group AG	0.22
Ritchie Bros. Auctioneers, Inc.	0.22
Keppel Corp. Ltd.	0.22
Frontline Ltd.	0.21
ConvaTec Group PLC	0.21
AIB Group PLC	0.21
HomeServe PLC	0.21
Nexans S.A.	0.21
Total	2.16

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFI Developed ex U.S. Mid-Small 1500 Index (Net)	(27.55)%	(1.82)%	(5.35)%	(1.56)%	(7.56)%	4.68%	58.05%	3.17%	60.05%
MSCI EAFE® Small Cap Index (Net)	(30.28)	(2.26)	(6.63)	(1.30)	(6.34)	5.62	72.81	2.71	49.71
Fund
NAV Return	(27.72)	(2.10)	(6.17)	(1.85)	(8.93)	4.31	52.48	2.69	49.20
Market Price Return	(28.21)	(1.81)	(5.34)	(1.91)	(9.18)	4.25	51.65	2.60	47.34

16

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN) (continued)

Fund Inception: September 27, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

17

PXH	Management’s Discussion of Fund Performance
Invesco FTSE RAFI Emerging Markets ETF (PXH)

As an index fund, the Invesco FTSE RAFI Emerging Markets ETF (the “Fund) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE RAFITM Emerging Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (“FTSE”) in conjunction with Research Affiliates LLC (“RA”, and together with FTSE, the “Index Provider”), compiles, maintains and calculates the Index, which is comprised of securities of companies located in countries that are classified as emerging markets within the country classification definition of FTSE. The Index includes securities of companies selected from the constituents of the FTSE Emerging Total Cap Index. The Index selects and weights its component securities based on their cumulative score (“Fundamental Value”), which is derived from the following four fundamental measures of firm size: book value, cash flows, sales and dividends. While the Fund generally seeks to invest in all of the securities comprising the Index in proportion to their weightings in the Index, at times the composition of the Index may make such “full replication” impracticable. In such circumstances, the Fund will utilize a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (24.14)%. On a net asset value (“NAV”) basis, the Fund returned (24.47)%. During the same time period, the Index returned (24.20)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index during the period primarily due to Indian capital gains taxes incurred, as well as fees and expenses that the Fund incurred, which were significantly offset by benefits to the Fund related to dividend tax treatment and capital gains taxes in the Indian market relative to the Index.

During this same time period, the MSCI Emerging Markets Index (Net) (the “Benchmark Index”) returned (31.03)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,400 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight exposure to and security selection in the consumer discretionary and communication services sectors, as well as the Fund’s overweight exposure to the financials sector.

For the fiscal year ended October 31, 2022, no sector contributed significantly to the Fund’s return. The financials sector detracted most significantly from the Fund’s return followed by the information technology and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022 included Gazprom PJSC, an energy company (portfolio average weight of 2.40%), and Taiwan Semiconductor Manufacturing Co. Ltd., an information technology company (portfolio average weight of 4.69%). Positions that detracted most significantly from the Fund’s return included Sberbank Russia PJSC, a financials company (portfolio average weight of 0.69%), and Gazprom PJSC, an energy company (portfolio average weight of 0.96%),

As an emerging markets fund, the Fund had exposure to Russian securities with a weight of about 4.97% upon Russia’s invasion of the Ukraine (as of February 24, 2022). United States federal sanctions implemented as a response to the invasion have prohibited the buying and selling of all Russian securities. While Gazprom PJSC and LUKOIL PJSC, both Russian securities, are held within the portfolio, they have been marked down to a zero value as a result of the mentioned sanctions. In accordance with the federal law and sanctions, once the Fund is able to transact within the applicable market, the securities will be sold immediately at the prevailing market price.

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Financials	33.63
Energy	13.25
Information Technology	10.99
Materials	10.98
Consumer Discretionary	8.87
Communication Services	6.63
Consumer Staples	4.82
Utilities	4.40
Industrials	3.47
Sector Types Each Less Than 3%	2.74
Money Market Funds Plus Other Assets Less Liabilities	0.22

18

Invesco FTSE RAFI Emerging Markets ETF (PXH) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Taiwan Semiconductor Manufacturing Co. Ltd.	3.41
Alibaba Group Holding Ltd.	2.42
Itau Unibanco Holding S.A., Preference Shares	2.23
Vale S.A.	2.11
China Construction Bank Corp., H Shares	2.04
Reliance Industries Ltd.	2.02
Petroleo Brasileiro S.A., Preference Shares	1.98
Industrial & Commercial Bank of China Ltd., H Shares	1.80
Banco Bradesco S.A., Preference Shares	1.65
Ping An Insurance (Group) Co. of China Ltd., H Shares	1.50
Total	21.16

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFI™ Emerging Index (Net)	(24.20)%	(4.22)%	(12.14)%	(1.76)%	(8.51)%	0.85%	8.85%	0.61%	9.66%
MSCI Emerging Markets Index (Net)	(31.03)	(4.42)	(12.67)	(3.09)	(14.54)	0.79	8.20	0.07	0.99
Fund
NAV Return	(24.47)	(4.85)	(13.84)	(2.27)	(10.83)	0.41	4.14	(0.37)	(5.38)
Market Price Return	(24.14)	(4.80)	(13.72)	(2.22)	(10.63)	0.45	4.64	(0.51)	(7.39)

19

Invesco FTSE RAFI Emerging Markets ETF (PXH) (continued)

Fund Inception: September 27, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

20

PBD	Management’s Discussion of Fund Performance
Invesco Global Clean Energy ETF (PBD)

As an index fund, the Invesco Global Clean Energy ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the WilderHill New Energy Global Innovation Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, WilderHill New Energy Finance LLC (the “Index Provider”) compiles and maintains the Index, which is comprised of securities of companies that are located in developed and emerging markets throughout the world and that are engaged in the business of the advancement of cleaner energy and conservation. The Index is comprised primarily of companies whose technologies focus on the generation and use of cleaner energy, conservation and efficiency, and the advancement of renewable energy in general, as determined by the Index Provider. The Index includes companies in wind, solar, biofuels, hydro, wave, tidal, geothermal and other relevant renewable energy businesses and those involved in energy conversion, storage, conservation, efficiency, materials relating to those activities, carbon and greenhouse gas reduction, pollution control, emerging hydrogen and fuel cells. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (38.83)%. On a net asset value (“NAV”) basis, the Fund returned (38.52)%. During the same time period, the Index returned (38.75)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to income from the securities lending program in which the Fund participates, which were partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (23.00)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside of the U.S.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects, and weights stocks based upon the market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the electrical components & equipment sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended October 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the electrical components & equipment and automobile manufacturers sub-industries. For the fiscal year ended October 31, 2022, the fertilizers & agricultural chemicals sub-industry contributed most significantly to the Fund’s return, followed by the motorcycle manufacturers sub-industry. The electrical components & equipment sub-industry detracted most significantly from the Fund’s return, followed by the automobile manufacturers sub-indsutry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022 included Sociedad Quimica y Minera de Chile S.A., Sponsored ADR, Pfd., Class B, a fertilizers & agricultural chemicals company (portfolio average weight of 0.90%), and Infrastructure & Energy Alternatives, Inc., a construction & engineering company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included XPeng, Inc., Sponsored ADR, Class A, an automobile manufacturers company (portfolio average weight of 0.75%), and ITM Power PLC, a heavy electrical equipment company (portfolio average weight of 0.70%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Electrical Components & Equipment	18.08
Renewable Electricity	15.52
Heavy Electrical Equipment	9.83
Semiconductors	7.42
Automobile Manufacturers	5.64
Semiconductor Equipment	5.36
Electric Utilities	4.91
Construction & Engineering	4.88
Diversified Metals & Mining	3.27
Specialty Chemicals	3.02
Sub-Industry Types Each Less than 3%	22.08
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

21

Invesco Global Clean Energy ETF (PBD) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
VERBIO Vereinigte BioEnergie AG	1.17
McPhy Energy S.A.	1.14
Samsung SDI Co. Ltd.	1.07
Arcosa, Inc.	1.03
PNE AG	1.02
First Solar, Inc.	1.00
Ecopro BM Co. Ltd.	0.99
Fugro N.V.	0.97
Proterra, Inc.	0.96
CropEnergies AG	0.95
Total	10.3

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
WilderHill New Energy Global Innovation Index	(38.75)%	15.96%	55.93%	9.38%	56.58%	11.72%	202.82%	(0.08)%	(1.18)%
MSCI EAFE® Index (Net)	(23.00)	(1.27)	(3.77)	(0.09)	(0.47)	4.13	49.85	1.24	20.91
Fund
NAV Return	(38.52)	15.83	55.39	9.34	56.24	11.43	195.08	(0.68)	(9.91)
Market Price Return	(38.83)	15.97	55.97	9.26	55.73	11.48	196.34	(0.75)	(10.99)

22

Invesco Global Clean Energy ETF (PBD) (continued)

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

23

PIO	Management’s Discussion of Fund Performance
Invesco Global Water ETF (PIO)

As an index fund, the Invesco Global Water ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq OMX Global Water IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles, maintains, and calculates the Index, which is comprised of securities of global exchange-listed companies located in the United States, as well as developed and emerging markets throughout the world, that create products designed to conserve and purify water for homes, businesses and industries. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (25.02)%. On a net asset value (“NAV”) basis, the Fund returned (25.14)%. During the same time period, the Index returned (24.89)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by the effects of compounding during a period of weak returns as well as benefits to the Fund related to dividend tax treatment relative to the Index.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (23.00)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside of the U.S.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based upon the market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrial machinery sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended October 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the building materials and industrial machinery sub-industries, respectively.

For the fiscal year ended October 31, 2022, the environmental & facilities services sub-industry contributed most significantly to the

Fund’s return, followed by the diversified support services sub-industry. The industrial machinery sub-industry detracted most significantly from the Fund’s return, followed by the building materials sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022 included Companhia de Saneamento Basico do Estado de Sao Paulo, a water utilities company (portfolio average weight of 2.55%), and Tetra Tech, Inc., an environmental & facilities services company (portfolio average weight of 0.69%). Positions that detracted most significantly from the Fund’s return included Pentair PLC, an industrial machinery company (portfolio average weight of 7.35%) and Geberit AG, a building products company (portfolio average weight of 6.19%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Industrials	45.54
Utilities	26.45
Health Care	11.82
Information Technology	11.45
Materials	3.95
Consumer Discretionary	0.60
Money Market Funds Plus Other Assets Less Liabilities	0.19

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Roper Technologies, Inc.	8.49
Ferguson PLC	7.77
Danaher Corp.	7.69
Pentair PLC	6.98
Geberit AG	6.18
Waters Corp.	4.13
Veolia Environnement S.A.	4.11
American Water Works Co., Inc.	4.03
Ecolab, Inc.	3.95
Xylem, Inc.	3.63
Total	56.96

*	Excluding money market fund holdings.

24

Invesco Global Water ETF (PIO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—NASDAQ OMX Global Water IndexSM	(24.89)%	3.49%	10.85%	5.65%	31.61%	7.84%	112.68%	3.14%	60.89%
MSCI EAFE® Index (Net)	(23.00)	(1.27)	(3.77)	(0.09)	(0.47)	4.13	49.85	1.24	20.91
Fund
NAV Return	(25.14)	3.24	10.05	(5.43)	30.29	7.58	107.61	2.81	53.15
Market Price Return	(25.02)	3.45	10.71	(5.51)	30.73	7.66	109.13	2.69	50.49

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

The Blended-Nasdaq OMX Global Water IndexSM performance is comprised of the performance of the Palisades Global Water Index, the Fund’s previous underlying index prior to the conversion date, March 1, 2012, followed by the performance of the Index, starting from the conversion date through October 31, 2022.

-	Net returns reflect reinvested dividends net of withholding taxes.

25

IPKW	Management’s Discussion of Fund Performance
Invesco International Buyback AchieversTM ETF (IPKW)

As an index fund, the Invesco International BuyBack AchieversTM ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq International BuyBack AchieversTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles, maintains, and calculates the Index, which is comprised of the securities of foreign companies that are classified as “International BuyBack AchieversTM” pursuant to the Index Provider’s proprietary selection methodology. To qualify as an “International BuyBack AchieverTM,” a company must have effected a net reduction of 5% or more of its outstanding shares in its latest fiscal year. Additionally, to be eligible for inclusion in the Index, a security must: (i) be included in the NASDAQ Global Ex-US Index (a broad-based index designed to track the performance of the global equity market and whose component securities are issued by companies located throughout the world, excluding the United States); (ii) have a minimum market capitalization of $250 million; and (iii) have a minimum three-month average daily dollar trading volume of $1 million. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (23.65)%. On a net asset value (“NAV”) basis, the Fund returned (23.55)%. During the same time period, the Index returned (23.29)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, which were significantly offset by benefits to the Fund related to dividend tax treatment relative to the Index.

During this same time period, the MSCI ACWI ex USA® Index (Net) (the “Benchmark Index”) returned (24.73)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the developed and emerging equity markets outside of the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a modified market capitalization weighting methodology and selects stocks based on constituent companies engaging in stock buybacks, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the communication services sector and most underweight in the information technology sector during the fiscal year ended October 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the consumer discretionary and industrials sectors. For the fiscal year ended October 31, 2022, the energy sector contributed most significantly to the Fund’s return. The financials sector detracted most significantly from Fund’s return followed by the real estate and communication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022 included Hitachi Transport System, Ltd., an industrials company (no longer held at fiscal year-end) and Element Fleet Management Corp., a financials company (portfolio average weight of 0.81). Positions that detracted most significantly from the Fund’s return included Aroundtown SA, a real estate company (no longer held at fiscal year-end) and Abrdn PLC, a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Financials	27.52
Materials	13.46
Energy	12.45
Communication Services	11.72
Consumer Discretionary	7.93
Consumer Staples	7.73
Information Technology	6.69
Health Care	5.03
Industrials	3.47
Sector Types Each Less Than 3%	3.51
Money Market Funds Plus Other Assets Less Liabilities	0.49

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
SoftBank Group Corp.	5.99
Suncor Energy, Inc.	5.71
CGI, Inc., Class A	5.01
Dollarama, Inc.	4.84
Japan Post Holdings Co. Ltd.	4.79
Roche Holding AG	4.76
Dai-ichi Life Holdings, Inc.	4.72
Vale S.A.	4.52
Imperial Oil Ltd.	2.94
Carrefour S.A.	2.72
Total	46.00

*	Excluding money market fund holdings.

26

Invesco International Buyback AchieversTM ETF (IPKW) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index	1 Year					Average Annualized	Cumulative
NASDAQ International BuyBack Achievers™ Index (Net)	(23.29)%	3.19%	9.88%	1.26%	6.49%	5.90%	64.32%
MSCI ACWI ex USA® Index (Net)	(24.73)	(1.68)	(4.95)	(0.60)	(2.95)	1.51	13.87
Fund
NAV Return	(23.55)	2.65	8.15	0.74	3.77	5.25	55.81
Market Price Return	(23.65)	2.79	8.61	0.64	3.23	5.17	54.80

Fund Inception: February 27, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.55% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

27

CUT	Management’s Discussion of Fund Performance
Invesco MSCI Global Timber ETF (CUT)

As an index fund, the Invesco MSCI Global Timber ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the MSCI ACWI IMI Timber Select Capped Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, MSCI, Inc. (“MSCI” or the “Index Provider”) compiles, maintains, and calculates the Index, which is comprised of equity securities of companies in both developed and emerging markets throughout the world that are primarily engaged in the ownership and management of forests and timberlands and the production of finished products that use timber as a raw material. The securities in the Index are selected from a universe of securities that are included in the MSCI ACWI Investable Market Index and classified by the Global Industry Classification Standard to be in the sub-industries of forest products, paper products, paper packaging or specialized real estate investment trusts (“REITs”) classified as “timber” REITs. The constituents of the Index are weighted based on their free-float-adjusted market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (16.82)%. On a net asset value (“NAV”) basis, the Fund returned (16.65)%. During the same time period, the Index returned (16.68)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the effect of compounding during a period of weak returns and the significant benefits to the Fund related to dividend tax treatment relative to the Index. These were offset by fees and operating expenses incurred by the Fund during the period.

During this same time period, the MSCI World Index (Net) (the “Benchmark Index”) returned (18.48)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of equity markets in economically developed countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the paper packaging sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight allocation to the interactive media & services sub-industry, followed by the Fund’s security selection in the specialized REITs sub-industry. For the fiscal year ended October 31, 2022, no sub-industry contributed positively to the Fund’s return. The paper packaging sub-industry detracted most significantly from the Fund’s return during the period, followed by the paper products sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022 included Suzano S.A., a paper products company (portfolio average weight of 3.11%) and Graphic Packaging Holding Co., a paper packaging company (portfolio average weight of 2.64%). Positions that detracted most significantly from the Fund’s return included Smurfit Kappa Group PLC, a paper packaging company (portfolio average weight of 4.22%) and International Paper Co., a paper packaging company (portfolio average weight of 4.85%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Materials	90.08
Real Estate	8.93
Exchange-Traded Fund	0.63
Money Market Funds Plus Other Assets Less Liabilities	0.36

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
UPM-Kymmene OYJ	5.55
Amcor PLC	5.22
Avery Dennison Corp.	4.90
Weyerhaeuser Co.	4.77
Packaging Corp. of America	4.71
WestRock Co.	4.32
International Paper Co.	4.31
Mondi PLC	4.05
Smurfit Kappa Group PLC	4.04
Suzano S.A.	3.75
Total	45.62

*	Excluding money market fund holdings.

28

Invesco MSCI Global Timber ETF (CUT) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—MSCI ACWI IMI Timber Select Capped Index (Net)	(16.68)%	4.40%	13.78%	1.09%	5.58%	7.07%	97.96%	3.89%	77.05%
MSCI World Index (Net)	(18.48)	6.11	19.47	6.37	36.20	8.94	135.34	5.21	114.09
Fund
NAV Return	(16.65)	4.33	13.56	1.14	5.84	6.79	92.83	3.14	58.91
Market Price Return	(16.82)	4.37	13.70	1.06	5.43	6.68	90.83	3.12	58.53

Guggenheim MSCI Global Timber ETF (the “Predecessor Fund”) Fund Inception: November 9, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the total gross annual operating expense ratio is indicated as 0.68% and the net annual operating expense ratio is indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

The Blended-MSCI ACWI IMI Timber Select Capped Index performance is comprised of the performance of the Beacon Global Timber Index, the Fund’s previous underlying index prior to the conversion date, May 20, 2016, followed by the performance of the Index, starting from the conversion date through October 31, 2022.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

29

GBLD	Management’s Discussion of Fund Performance
Invesco MSCI Green Building ETF (GBLD)

As an index fund, the Invesco MSCI Green Building ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the MSCI Global Green Building Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, MSCI Inc. (the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of companies that the index methodology has determined provide exposure to the environment impact theme of “green building.” The index methodology defines “green building” to include the design, construction, redevelopment, retrofitting, or acquisition of green- certified properties to promote mechanisms for raising capacity for effective climate change mitigation and adaptation. The Index is composed of securities that are also components of the MSCI ACWI Investable Market Index (the “Parent Index”), an equity index composed of more than 9,200 securities of large-, mid- and small-capitalization companies located in both developed and emerging market countries around the world. Companies that derive 50% or more of their revenue from green building are eligible for inclusion in the Index. Such companies are evaluated for their level of involvement in, and strategic commitment to green building, based on the Index Provider’s internal environmental, social and governance (“ESG”) rating and score data. Once included in the Index, securities will remain constituents as long as they continue to meet the eligibility criteria and the revenue they derive from green building does not fall below 40%. The Index weights its constituents by their free-float adjusted market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (28.22)%. On a net asset value (“NAV”) basis, the Fund returned (28.05)%. During the same time period, the Index returned (28.24)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to benefits to the Fund related to dividend tax treatment relative to the Index, which were partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI All Country World IMI Index (Net) (the “Benchmark Index”) returned (20.22)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 9,200 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside of the U.S.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the office REITs sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the office REITs and real estate operating companies sub-industries.

For the fiscal year ended October 31, 2022, the department stores sub-industry contributed most significantly to the Fund’s return. The office REITs sub-industry detracted most significantly from the Fund’s return, followed by the diversified REITs and retail REITs sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022 included Isetan Mitsukoshi Holdings Ltd., a department stores company (portfolio average weight of 0.98%), and Mapletree North Asia Commercial Trust, a diversified REITs company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Alexandria Real Estate Equities, Inc., an office REITs company (portfolio average weight of 9.51%), and Boston Properties, Inc., an office REITs company (portfolio average weight of 5.63%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Real Estate	93.92
Consumer Discretionary	5.82
Money Market Funds Plus Other Assets Less Liabilities	0.26

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Alexandria Real Estate Equities, Inc.	9.86
Sun Hung Kai Properties Ltd.	6.79
Boston Properties, Inc.	4.74
CapitaLand Integrated Commercial Trust	3.07
Nippon Building Fund, Inc.	2.98
Unibail-Rodamco-Westfield	2.43
Japan Real Estate Investment Corp.	2.30
Japan Metropolitan Fund Investment Corp.	2.24
Nomura Real Estate Master Fund, Inc.	2.11
Vicinity Ltd.	2.10
Total	38.62

*	Excluding money market fund holdings.

30

Invesco MSCI Green Building ETF (GBLD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2022

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
MSCI Global Green Building Index	(28.24)%	(21.02)%	(30.18)%
MSCI All Country World IMI Index (Net)	(20.22)	(9.79)	(14.52)
Fund
NAV Return	(28.05)	(20.90)	(30.02)
Market Price Return	(28.22)	(20.79)	(29.87)

Fund Inception: April 22, 2021

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

31

CGW	Management’s Discussion of Fund Performance
Invesco S&P Global Water Index ETF (CGW)

As an index fund, the Invesco S&P Global Water Index ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P Global Water Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains, and calculates the Index, which is designed to measure the performance of approximately 50 of the largest global companies in water-related businesses. To be eligible for inclusion in the Index, securities must be classified as being in either the water equipment and materials or water utilities and infrastructure segments pursuant to the Index methodology. Index constituents must have a minimum float-adjusted capitalization of $100 million and total market capitalization of $250 million. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

Effective October 24, 2022, the Index methodology was revised by the Index Provider to (i) increase the target number of constituents to 100, (ii) update the eligibility criteria, and (iii) incorporate an analysis of environmental, social, and governance (“ESG”) factors as part of its constituent selection methodology.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (21.37)%. On a net asset value (“NAV”) basis, the Fund returned (21.21)%. During the same time period, the Index returned (20.97)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by the effects of compounding during a period of weak returns as well as benefits to the Fund related to dividend tax treatment relative to the Index.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (23.00)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside of the U.S.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the water utilities sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended

October 31, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection in and overweight allocation to the water utilities sub-industry, followed by Fund’s selection in the commodity chemicals sub-industries.

For the fiscal year ended October 31, 2022, the energy sector was the only positive contributor to the Fund’s return. The industrials sector detracted most significantly from the Fund’s return during the period, followed by the utilities sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022 included Cia de Saneamento Basico do Estado de Sao Paulo, ADR, a utilities company (portfolio average weight of 1.43%), and Badger Meter, Inc., an information technology company (portfolio average weight of 1.19%). Positions that detracted most significantly from the Fund’s return included Geberit AG, an industrials company (portfolio average weight of 4.76%), and Halma plc, an information technology company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Water Utilities	40.66
Machinery	28.31
Building Products	10.38
Multi-Utilities	4.28
Construction & Engineering	4.01
Chemicals	3.98
Commercial Services & Supplies	3.36
Industry Types Each Less Than 3%	5.02
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Xylem, Inc.	8.36
American Water Works Co., Inc.	8.21
United Utilities Group PLC	6.67
Severn Trent PLC	6.34
Essential Utilities, Inc.	5.99
Advanced Drainage Systems, Inc.	4.54
Veolia Environnement S.A.	4.28
Ecolab, Inc.	3.98
Geberit AG	3.75
Evoqua Water Technologies Corp.	3.19
Total	55.31

*	Excluding money market fund holdings.

32

Invesco S&P Global Water Index ETF (CGW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P Global Water Index (Net)	(20.97)%	6.86%	22.03%	7.50%	43.55%	10.09%	161.43%	6.58%	167.80%
MSCI EAFE® Index (Net)	(23.00)	(1.27)	(3.77)	(0.09)	(0.47)	4.13	49.85	1.16	19.49
Fund
NAV Return	(21.21)	6.51	20.82	7.16	41.31	9.77	153.94	6.15	151.46
Market Price Return	(21.37)	6.52	20.87	7.18	41.46	9.74	153.24	6.15	151.47

Guggenheim S&P Global Water Index ETF (the “Predecessor Fund”)
Fund Inception: May 14, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.57%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

33

IDHQ	Management’s Discussion of Fund Performance
Invesco S&P International Developed Quality ETF (IDHQ)

As an index fund, Invesco S&P International Developed Quality ETF (the “Fund) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P Quality Developed ex-U.S. LargeMidCap Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is constructed from constituents of the S&P Developed ex-U.S. LargeMidCap (the “Parent Index”) that the Index Provider identifies as being of the highest quality—that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances. The Parent Index is designed to measure the top 85% of float-adjusted market cap in each developed country, excluding the United States. In selecting constituent securities for the Index, the Index Provider calculates the quality score of each security in the Parent Index and selects the top 20% of securities with the highest quality scores based on a composite of the following three equally- weighted factors: (i) return-on-equity, calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share; (ii) accruals ratio, computed using the change of the company’s net operating assets over the last year divided by the company’s average net operating assets over the last two years; and (iii) financial leverage, calculated as the company’s latest total debt divided by the company’s book value. The Index is modified market-capitalization weighted, weighting component securities by multiplying their market capitalization and their quality score; securities with higher scores receive relatively greater weights. The Fund generally invests all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (27.04)%. On a net asset value (“NAV”) basis, the Fund returned (26.69)%. During the same time period, the Index returned (26.58)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, which were partially offset by income from securities lending.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (23.00)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside of the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a quality metric weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care sector and most underweight in the financials sector during the fiscal year ended October 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight exposure to and security selection in the financials and energy sectors.

For the fiscal year ended October 31, 2022, the energy sector contributed most significantly to the Fund’s return. The information technology sector detracted most significantly from the Fund’s return followed by the industrials and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022 included ABB Ltd., an industrials company (portfolio average weight of 0.68%) and Hermes International, a consumer discretionary company (portfolio average weight of 0.37%). Positions that detracted most significantly from the Fund’s return included ASML Holding NV, an information technology company (portfolio average weight of 4.76%), and Nestle S.A., a consumer staples company (portfolio average weight of 5.42%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Health Care	24.22
Industrials	15.17
Consumer Staples	12.55
Information Technology	10.50
Materials	9.83
Consumer Discretionary	8.51
Financials	7.64
Communication Services	4.85
Energy	4.66
Sector Types Each Less Than 3%	1.83
Money Market Funds Plus Other Assets Less Liabilities	0.24

34

Invesco S&P International Developed Quality ETF (IDHQ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Roche Holding AG	6.10
Nestle S.A.	5.69
Novartis AG	5.52
ASML Holding N.V.	4.93
Novo Nordisk A/S, Class B	4.49
BHP Group Ltd.	3.26
Diageo PLC	2.48
AIA Group Ltd.	1.84
Airbus SE	1.78
CSL Ltd.	1.65
Total	37.74

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P Quality Developed ex-U.S. LargeMidCap Index (Net)	(26.58)%	(0.49)%	(1.47)%	1.57%	8.09%	5.53%	71.32%	2.10%	37.67%
MSCI EAFE® Index (Net)	(23.00)	(1.27)	(3.77)	(0.09)	(0.47)	4.13	49.85	1.24	20.91
Fund
NAV Return	(26.69)	(0.63)	(1.87)	1.42	7.30	5.26	67.04	1.42	24.18
Market Price Return	(27.04)	(0.72)	(2.15)	1.23	6.29	5.16	65.32	1.31	22.25

35

Invesco S&P International Developed Quality ETF (IDHQ) (continued)

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

The Blended-S&P Quality Developed ex-U.S. LargeMidCap Index is comprised of the performance of the QSG Developed International Opportunities Index, the Fund’s previous underlying index from Fund inception through March 1, 2012, followed by the performance of S&P International Developed High Quality Rankings Index, the Fund’s underlying index for the period March 1, 2012 through the conversion date, March 18, 2016, followed by the performance of the Index, starting from the conversion date through October 31, 2022.

-	Net returns reflect reinvested dividends net of withholding taxes.

36

Invesco China Technology ETF (CQQQ)

October 31, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.02%
Capital Markets-0.46%
Hithink RoyalFlush Information Network Co. Ltd., A Shares (China)	276,600	$3,223,577

Chemicals-0.22%
Jiangsu Cnano Technology Co. Ltd., A Shares (China)	119,469	1,561,088

Diversified Financial Services-0.00%
Zhengqi Holdings Co. Ltd., Rts., TBA (China)(b)(c)	122,862	0

Electrical Equipment-1.83%
East Group Co. Ltd., A Shares (China)	1,066,000	1,015,085
Hongfa Technology Co. Ltd., A Shares (China)	536,349	2,521,324
Qingdao TGOOD Electric Co. Ltd., A Shares (China)	535,318	1,103,113
Sieyuan Electric Co. Ltd., A Shares (China)	394,120	1,806,280
Suzhou Anjie Technology Co. Ltd., A Shares (China)	351,500	623,190
Suzhou Maxwell Technologies Co. Ltd., A Shares (China)	89,033	5,824,851

		12,893,843

Electronic Equipment, Instruments & Components-12.36%
Avary Holding Shenzhen Co. Ltd., A Shares (China)	426,356	1,737,880
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd., A Shares (China)	106,786	1,679,934
BOE Technology Group Co. Ltd., A Shares (China)	19,295,474	8,830,034
BOE Technology Group Co. Ltd., B Shares (China)	6,879,279	2,970,854
Chaozhou Three-Circle Group Co. Ltd., A Shares (China)	985,790	3,835,864
China Zhenhua Group Science & Technology Co. Ltd., A Shares (China)	266,559	4,924,983
Guangzhou Shiyuan Electronic Technology Co. Ltd., A Shares (China)	127,460	1,136,183
Hengdian Group DMEGC Magnetics Co. Ltd., A Shares (China)	836,900	2,031,878
Lens Technology Co. Ltd., A Shares (China)	2,558,400	3,491,308
Leyard Optoelectronic Co. Ltd., A Shares (China)	1,308,000	1,008,966
Lingyi iTech Guangdong Co., A Shares (China)(b)	3,637,500	2,357,353
Maxscend Microelectronics Co. Ltd., A Shares (China)	245,146	3,102,195
OFILM Group Co. Ltd., A Shares (China)(b)	1,676,073	1,074,730
Raytron Technology Co. Ltd., A Shares (China)	229,442	1,494,803
Shanghai Friendess Electronic Technology Corp. Ltd., A Shares (China)	68,753	1,940,337
Shengyi Technology Co. Ltd., A Shares (China)	1,190,619	2,262,610
Shennan Circuits Co. Ltd., A Shares (China)	95,364	980,870
Shenzhen Everwin Precision Technology Co. Ltd., A Shares (China)(b)	617,880	998,110

	Shares	Value
Electronic Equipment, Instruments & Components-(continued)
Shenzhen Huaqiang Industry Co. Ltd., A Shares (China)	499,675	$743,495
Shenzhen Kaifa Technology Co. Ltd., A Shares (China)	802,817	1,258,354
Shenzhen Kinwong Electronic Co. Ltd., A Shares (China)	184,220	511,372
Sunny Optical Technology Group Co. Ltd. (China)	2,889,349	25,047,638
Tianma Microelectronics Co. Ltd., A Shares (China)	1,187,352	1,438,110
Unisplendour Corp. Ltd., A Shares (China)	683,058	1,605,026
Universal Scientific Industrial Shanghai Co. Ltd., A Shares (China)	428,700	1,023,791
Wuhan Guide Infrared Co. Ltd., A Shares (China)	1,689,970	2,688,262
WUS Printed Circuit Kunshan Co. Ltd., A Shares (China)	975,710	1,455,825
Xiamen Faratronic Co. Ltd., A Shares (China)	115,600	2,805,184
Zhejiang Crystal-Optech Co. Ltd., A Shares (China)	715,370	1,183,037
Zhuzhou Hongda Electronics Corp. Ltd., A Shares (China)	205,100	1,246,292

		86,865,278

Entertainment-5.06%
Bilibili, Inc., Z Shares (China)(b)(d)	1,853,085	16,028,901
China Ruyi Holdings Ltd. (China)(b)(d)	17,258,365	2,704,229
Hangzhou Shunwang Technology Co. Ltd., A Shares (China)	357,200	491,856
Tencent Music Entertainment Group, ADR (China)(b)	4,522,032	16,324,536

		35,549,522

Health Care Technology-0.21%
Winning Health Technology Group Co. Ltd., A Shares (China)	1,104,829	1,465,315

Household Durables-0.55%
TCL Technology Group Corp., A Shares (China)	7,217,700	3,866,660

Interactive Media & Services-22.63%
Autohome, Inc., ADR (China)(d)	447,377	11,685,487
Baidu, Inc., A Shares (China)(b)	4,281,497	40,961,346
JOYY, Inc., ADR (China)(d)	333,642	8,417,788
Kuaishou Technology (China)(b)(e)	6,840,509	28,146,836
Tencent Holdings Ltd. (China)	2,395,229	62,734,840
Weibo Corp., ADR (China)(b)(d)	522,472	5,914,383
Zhihu, Inc., ADR (China)(b)(d)	1,151,273	1,138,609

		158,999,289

Internet & Direct Marketing Retail-15.89%
Dada Nexus Ltd., ADR (China)(b)(d)	518,904	1,603,413
Meituan, B Shares (China)(b)(e)	3,678,833	58,487,533
Pinduoduo, Inc., ADR (China)(b)(d)	940,111	51,546,286

		111,637,232

IT Services-3.84%
Beijing Sinnet Technology Co. Ltd., A Shares (China)	924,800	1,097,302

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco China Technology ETF (CQQQ)–(continued)

October 31, 2022

	Shares	Value
IT Services-(continued)
Beijing Ultrapower Software Co. Ltd., A Shares (China)	1,008,900	$604,074
China TransInfo Technology Co. Ltd., A Shares (China)(b)	522,771	640,338
DHC Software Co. Ltd., A Shares (China)	1,648,900	1,393,927
Digital China Information Service Co. Ltd., A Shares (China)	306,000	483,824
GDS Holdings Ltd., A Shares (China)(b)(d)	6,742,249	8,159,565
Kingsoft Cloud Holdings Ltd., ADR (China)(b)(d)	735,002	1,859,555
Taiji Computer Corp. Ltd., A Shares (China)	298,073	1,103,490
TravelSky Technology Ltd., H Shares (China)	6,853,126	9,952,500
Wangsu Science & Technology Co. Ltd., A Shares (China)	1,258,645	929,507
Wonders Information Co. Ltd., A Shares (China)(b)	610,900	729,036

		26,953,118

Machinery-0.62%
Han’s Laser Technology Industry Group Co. Ltd., A Shares (China)	386,400	1,339,953
Wuxi Shangji Automation Co. Ltd., A Shares (China)	177,920	2,985,729

		4,325,682

Media-1.23%
China Literature Ltd. (China)(b)(d)(e)	2,942,790	7,928,815
People.cn Co. Ltd., A Shares (China)	568,800	741,920

		8,670,735

Semiconductors & Semiconductor Equipment-19.54%
3Peak, Inc., A Shares (China)	49,473	1,743,885
Advanced Micro-Fabrication Equipment, Inc., A Shares (China)(b)	317,016	4,820,870
All Winner Technology Co. Ltd., A Shares (China)	277,353	741,397
Amlogic Shanghai Co. Ltd., A Shares (China)(b)	211,486	1,662,077
China Resources Microelectronics Ltd., A Shares (China)	496,737	3,447,880
Gigadevice Semiconductor Beijing, Inc., A Shares (China)	343,264	3,869,280
Goke Microelectronics Co. Ltd., A Shares (China)	93,700	969,275
Hangzhou Chang Chuan Technology Co. Ltd., A Shares (China)	311,002	2,560,080
Hangzhou Lion Electronics Co. Ltd., A Shares (China)	348,112	2,042,331
Hangzhou Silan Microelectronics Co. Ltd., A Shares (China)	728,400	3,133,719
Hua Hong Semiconductor Ltd. (China)(b)(d)(e)	3,022,171	7,076,250
Ingenic Semiconductor Co. Ltd., A Shares (China)	199,900	1,861,344
JCET Group Co. Ltd., A Shares (China)	915,300	3,019,815
LONGi Green Energy Technology Co. Ltd., A Shares (China)	3,898,605	25,628,897
Montage Technology Co. Ltd., A Shares (China)	582,743	4,530,299
National Silicon Industry Group Co. Ltd., A Shares (China)(b)	962,418	2,678,145

	Shares	Value
Semiconductors & Semiconductor Equipment-(continued)
NAURA Technology Group Co. Ltd., A Shares (China)	271,357	$9,878,546
Rockchip Electronics Co. Ltd., A Shares (China)	78,008	698,893
SG Micro Corp., A Shares (China)	182,362	3,739,388
Shanghai Fudan Microelectronics Group Co. Ltd., A Shares (China)	146,501	1,883,401
Shanghai Fudan Microelectronics Group Co. Ltd., H Shares (China)(d)	2,087,891	9,043,268
Shenzhen SC New Energy Technology Corp., A Shares (China)	159,918	2,974,169
StarPower Semiconductor Ltd., A Shares (China)	78,200	3,993,251
TCL Zhonghuan Renewable Energy Technology Co. Ltd., A Shares (China)	1,662,525	8,997,580
Tianshui Huatian Technology Co. Ltd., A Shares (China)	1,648,500	1,992,131
TongFu Microelectronics Co. Ltd., A Shares (China)(b)	683,700	1,763,910
Unigroup Guoxin Microelectronics Co. Ltd., A Shares (China)	437,059	9,827,330
Will Semiconductor Co. Ltd., A Shares (China)	425,649	4,278,885
Yangzhou Yangjie Electronic Technology Co. Ltd., A Shares (China)	263,645	1,855,983
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., A Shares (China)	672,700	6,567,917

		137,280,196

Software-13.00%
Beijing E-Hualu Information Technology Co. Ltd., A Shares (China)(b)	342,400	770,313
Beijing Kingsoft Office Software, Inc., A Shares (China)	237,140	9,446,481
Beijing Orient National Communication Science & Technology Co. Ltd., A Shares (China)(b)	592,900	709,179
Beijing Shiji Information Technology Co. Ltd., A Shares (China)	1,080,012	1,870,407
China National Software & Service Co. Ltd., A Shares (China)	339,400	3,375,585
Hundsun Technologies, Inc., A Shares (China)	977,425	5,581,766
Iflytek Co. Ltd., A Shares (China)	1,195,650	5,738,583
Kingdee International Software Group Co. Ltd. (China)(b)(d)	18,841,212	30,818,571
Longshine Technology Group Co. Ltd., A Shares (China)	538,167	1,899,430
Ming Yuan Cloud Group Holdings Ltd. (China)(d)	4,131,797	1,900,137
Newland Digital Technology Co. Ltd., A Shares (China)	531,000	1,000,363
NSFOCUS Technologies Group Co. Ltd., A Shares (China)	381,600	589,764
Sangfor Technologies, Inc., A Shares (China)	75,814	1,308,821
Shanghai 2345 Network Holding Group Co. Ltd., A Shares (China)	1,710,200	485,040
Shanghai Baosight Software Co. Ltd., A Shares (China)	465,053	2,696,550

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco China Technology ETF (CQQQ)–(continued)

October 31, 2022

	Shares	Value
Software-(continued)
Shanghai Baosight Software Co. Ltd., B Shares (China)	3,693,979	$11,129,959
Shenzhen Infogem Technologies Co. Ltd., A Shares (China)(b)	363,500	484,096
Shenzhen Kingdom Sci-Tech Co. Ltd., A Shares (China)	484,100	790,627
Sinosoft Co. Ltd., A Shares (China)	109,020	462,154
Thunder Software Technology Co. Ltd., A Shares (China)	195,287	2,641,964
Topsec Technologies Group, Inc., A Shares (China)	609,900	940,095
Tuya, Inc., ADR (China)(b)(d)	887,471	793,044
Yonyou Network Technology Co. Ltd., A Shares (China)	1,767,004	5,916,967

		91,349,896

Technology Hardware, Storage & Peripherals-1.96%
China Greatwall Technology Group Co. Ltd., A Shares (China)	1,659,346	2,534,967
Inspur Electronic Information Industry Co. Ltd., A Shares (China)	747,958	2,359,082
Legend Holdings Corp., H Shares (China)(e)	3,791,517	3,183,003
Ninestar Corp., A Shares (China)	725,850	5,679,622

		13,756,674

Trading Companies & Distributors-0.62%
Beijing United Information Technology Co. Ltd., A Shares (China)	256,455	4,357,058

Total Common Stocks & Other Equity Interests (Cost $1,084,595,653)		702,755,163

	Shares	Value
Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(f)(g) (Cost $276,917)	276,917	$276,917

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.06% (Cost $1,084,872,570)		703,032,080

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-7.11%
Invesco Private Government Fund, 3.18%(f)(g)(h)	13,979,864	13,979,864
Invesco Private Prime Fund, 3.28%(f)(g)(h)	35,951,651	35,951,651

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $49,931,090)		49,931,515

TOTAL INVESTMENTS IN SECURITIES-107.17% (Cost $1,134,803,660)		752,963,595
OTHER ASSETS LESS LIABILITIES-(7.17)%		(50,353,944)

NET ASSETS-100.00%		$702,609,651

Investment Abbreviations:

ADR-American Depositary Receipt

Rts. -Rights

TBA -To Be Announced

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(d)	All or a portion of this security was out on loan at October 31, 2022.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $104,822,437, which represented 14.92% of the Fund’s Net Assets.

(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$200,427,991	$(200,151,074)	$-	$-	$276,917	$36,486

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco China Technology ETF (CQQQ)–(continued)

October 31, 2022

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$86,683,578	$174,585,036	$(247,288,750)	$ -	$-	$13,979,864	$126,172	*

Invesco Private Prime Fund	202,261,685	340,282,276	(506,528,833)	423	(63,900)	35,951,651	372,319	*

Total	$288,945,263	$715,295,303	$(953,968,657)	$423	$(63,900)	$50,208,432	$534,977

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

This Fund has holdings greater than 10% of net assets in the following country:

China	100.02%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco DWA Developed Markets Momentum ETF (PIZ)

October 31, 2022

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Australia-9.25%
CSL Ltd.	15,022	$2,694,240
EBOS Group Ltd.	23,327	508,193
IGO Ltd.	67,769	662,591
Lynas Rare Earths Ltd.(a)	186,900	995,545
Macquarie Group Ltd.	8,441	914,893
Mineral Resources Ltd.	19,670	919,828
Steadfast Group Ltd.	166,853	539,873
Whitehaven Coal Ltd.	264,599	1,527,857
WiseTech Global Ltd.	16,962	630,824

		9,393,844

Belgium-1.24%
D’Ieteren Group	4,513	750,690
Elia Group S.A./N.V.	4,048	511,708

		1,262,398

Canada-35.10%
ARC Resources Ltd.(b)	59,145	831,642
Bank of Nova Scotia (The)	20,808	1,004,514
Cameco Corp.	20,577	487,404
Canadian National Railway Co.	17,754	2,100,726
Canadian Pacific Railway Ltd.	12,434	925,770
Capital Power Corp.	15,320	512,145
Cenovus Energy, Inc.	73,279	1,479,494
CGI, Inc., Class A(a)	15,916	1,280,468
Constellation Software, Inc.	2,140	3,090,477
Crescent Point Energy Corp.	78,348	611,712
Descartes Systems Group, Inc. (The)(a)	40,414	2,785,027
Dollarama, Inc.	30,542	1,812,525
Element Fleet Management Corp.	55,599	739,798
Emera, Inc.(b)	12,881	476,787
Enerplus Corp.	89,075	1,542,430
Fortis, Inc.	36,395	1,418,126
Imperial Oil Ltd.	14,808	804,531
Intact Financial Corp.	4,648	705,386
Ivanhoe Mines Ltd., Class A(a)	84,748	587,126
Metro, Inc.	45,795	2,396,092
Northland Power, Inc.	24,766	719,713
Nutrien Ltd.	5,977	504,389
Quebecor, Inc., Class B	27,664	520,810
Royal Bank of Canada	17,445	1,612,069
Teck Resources Ltd., Class B	19,358	588,524
TELUS Corp.	25,129	524,116
Thomson Reuters Corp.	5,154	547,460
TMX Group Ltd.	5,849	561,638
Toromont Industries Ltd.	29,184	2,240,068
Tourmaline Oil Corp.	26,117	1,469,697
WSP Global, Inc.	6,088	747,315

		35,627,979

Denmark-4.03%
Novo Nordisk A/S, Class B	18,679	2,031,181
Novozymes A/S, Class B	24,333	1,278,261
Ringkjoebing Landbobank A/S	7,195	783,254

		4,092,696

Finland-5.08%
Elisa OYJ	28,140	1,360,294

	Shares	Value
Finland-(continued)
Huhtamaki OYJ	19,201	$689,826
Sampo OYJ, Class A	55,520	2,539,533
UPM-Kymmene OYJ	16,853	564,828

		5,154,481

France-4.04%
Hermes International	820	1,062,092
LVMH Moet Hennessy Louis Vuitton SE	2,667	1,684,360
Pernod Ricard S.A.	7,725	1,356,741

		4,103,193

Germany-2.33%
Carl Zeiss Meditec AG, BR	10,261	1,242,837
K+S AG	25,786	569,858
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	2,108	557,113

		2,369,808

Ireland-0.61%
Bank of Ireland Group PLC	86,596	624,444

Israel-5.30%
Bank Leumi Le-Israel BM	57,731	553,607
Bezeq The Israeli Telecommunication Corp. Ltd.	305,270	542,799
Israel Discount Bank Ltd., Class A	105,705	604,286
Mizrahi Tefahot Bank Ltd.	46,799	1,777,817
Nice Ltd.(a)	9,968	1,897,021

		5,375,530

Italy-2.38%
Recordati Industria Chimica e Farmaceutica S.p.A.	30,604	1,150,312
Snam S.p.A.	163,574	727,832
Terna Rete Elettrica Nazionale S.p.A.(b)	81,155	538,046

		2,416,190

Japan-7.25%
Bandai Namco Holdings, Inc.	12,680	839,618
ITOCHU Corp.(b)	24,618	637,499
Lasertec Corp.	24,731	3,542,389
Mitsui OSK Lines Ltd.(b)	27,969	555,297
Nippon Telegraph & Telephone Corp.	20,042	552,036
Nippon Yusen K.K.(b)	38,681	702,392
Nomura Research Institute Ltd.	23,669	526,296

		7,355,527

Netherlands-3.86%
ASML Holding N.V.(b)	5,520	2,607,823
OCI N.V.(b)	14,804	566,533
Wolters Kluwer N.V.	6,970	740,891

		3,915,247

Norway-1.08%
Aker BP ASA	16,630	530,082
Equinor ASA	15,580	569,966

		1,100,048

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco DWA Developed Markets Momentum ETF (PIZ)–(continued)

October 31, 2022

	Shares	Value
Singapore-1.45%
Oversea-Chinese Banking Corp. Ltd.	93,899	$804,886
STMicroelectronics N.V.	21,393	668,144

		1,473,030

Spain-0.56%
Ferrovial S.A.	23,107	564,323

Sweden-2.49%
Axfood AB	25,101	621,026
Nibe Industrier AB, Class B	239,825	1,912,011

		2,533,037

Switzerland-6.72%
ABB Ltd.	21,689	603,369
Accelleron Industries AG(a)	1,084	18,393
Baloise Holding AG	4,285	585,749
Banque Cantonale Vaudoise	9,343	831,837
Chocoladefabriken Lindt & Spruengli AG	6	583,363
Flughafen Zurich AG(a)	13,305	2,066,047
Siegfried Holding AG(a)	1,426	849,259
Swiss Life Holding AG	1,426	690,949
VAT Group AG(b)(c)	2,572	588,033

		6,816,999

United Kingdom-4.72%
3i Group PLC	44,661	596,734
AstraZeneca PLC	5,432	641,299
Diageo PLC	24,462	1,013,352
InterContinental Hotels Group PLC	14,729	796,359
RELX PLC	20,854	562,080
RS GROUP PLC	61,348	677,018
UNITE Group PLC (The)	48,933	501,981

		4,788,823

	Shares	Value
United States-2.48%
Nestle S.A.	8,861	$965,480
Roche Holding AG	1,686	560,259
Samsonite International S.A.(a)(c)	198,120	426,029
Waste Connections, Inc.	4,295	566,170

		2,517,938

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.97% (Cost $103,698,305)		101,485,535

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-6.69%
Invesco Private Government Fund, 3.18%(d)(e)(f)	1,900,398	1,900,398
Invesco Private Prime Fund, 3.28%(d)(e)(f)	4,885,456	4,885,456

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $6,785,724)		6,785,854

TOTAL INVESTMENTS IN SECURITIES-106.66% (Cost $110,484,029)		108,271,389
OTHER ASSETS LESS LIABILITIES-(6.66)%		(6,757,391)

NET ASSETS-100.00%		$101,513,998

Investment Abbreviations:

BR-Bearer Shares

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2022.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $1,014,062, which represented less than 1% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$ -	$ 10,073,742	$ (10,073,742)	$ -	$ -	$ -	$ 473

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco DWA Developed Markets Momentum ETF (PIZ)–(continued)

October 31, 2022

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$2,574,626	$42,051,504	$(42,725,732)	$-	$-	$1,900,398	$22,668	*

Invesco Private Prime Fund	6,007,460	71,785,701	(72,905,977)	130	(1,858)	4,885,456	63,990	*

Total	$8,582,086	$123,910,947	$(125,705,451)	$130	$(1,858)	$6,785,854	$87,131

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco DWA Emerging Markets Momentum ETF (PIE)

October 31, 2022

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.69%
Brazil-9.52%
Arezzo Industria e Comercio S.A.	39,300	$782,667
Banco do Brasil S.A.	92,300	651,188
BB Seguridade Participacoes S.A.	125,100	707,841
Centrais Eletricas Brasileiras S.A.	85,500	811,780
Cia Energetica de Minas Gerais	318,200	1,048,488
Cia Energetica de Minas Gerais, Preference Shares	335,100	726,111
Gerdau S.A., Preference Shares	156,300	767,016
Minerva S.A.	276,400	720,597
Petro Rio S.A.(a)	480,200	3,238,702
Petroleo Brasileiro S.A.	137,000	868,382
Santos Brasil Participacoes S.A.	500,200	867,468
SLC Agricola S.A.	87,000	761,856

		11,952,096

China-11.51%
ANTA Sports Products Ltd.	125,612	1,104,126
C&D International Investment Group Ltd.(b)	852,679	1,325,208
China Coal Energy Co. Ltd., H Shares	1,618,235	1,191,538
China Overseas Property Holdings Ltd.	1,728,805	1,087,957
China Power International Development Ltd.	2,093,094	605,276
China Shenhua Energy Co. Ltd., H Shares	362,849	954,519
China State Construction International Holdings Ltd.	740,136	665,664
Greentown China Holdings Ltd.	408,534	388,765
Li Ning Co. Ltd.	441,981	2,285,958
PetroChina Co. Ltd., H Shares	1,667,090	637,117
Sany Heavy Equipment International Holdings Co. Ltd.	2,111,139	1,731,974
Tsingtao Brewery Co. Ltd., H Shares	77,540	543,284
Yankuang Energy Group Co. Ltd., H Shares	503,478	1,417,462
Yuexiu Property Co. Ltd.	610,621	521,177

		14,460,025

Indonesia-10.10%
PT Adaro Energy Indonesia Tbk	4,951,281	1,263,414
PT Bank Negara Indonesia (Persero) Tbk	1,301,506	784,366
PT BFI Finance Indonesia Tbk	16,431,806	1,164,106
PT Bukit Asam Tbk	3,482,632	873,030
PT Indah Kiat Pulp & Paper Corp. Tbk	1,246,050	766,923
PT Indo Tambangraya Megah Tbk	677,643	1,957,225
PT Merdeka Copper Gold Tbk(a)	9,948,022	2,404,491
PT Sarana Menara Nusantara Tbk	9,764,682	723,078
PT Tower Bersama Infrastructure Tbk	6,514,608	1,027,468
PT United Tractors Tbk	318,792	660,169
PT Vale Indonesia Tbk(a)	2,535,285	1,056,538

		12,680,808

Malaysia-4.55%
Frontken Corp. Bhd	6,627,900	3,434,508
QL Resources Bhd	1,499,000	1,623,283
Telekom Malaysia Bhd	564,500	663,837

		5,721,628

Mexico-8.36%
Alfa S.A.B. de C.V., Class A	1,149,671	761,659
Arca Continental S.A.B. de C.V.	103,952	849,936
Banco del Bajio S.A.(c)	504,993	1,421,684

	Shares	Value
Mexico-(continued)
Gentera S.A.B. de C.V.(b)	1,673,357	$1,716,437
Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	55,998	865,826
Grupo Bimbo S.A.B. de C.V., Series A	226,704	876,138
Grupo Comercial Chedraui S.A. de C.V.(b)	291,373	1,172,303
Grupo Financiero Banorte S.A.B. de C.V., Class O	111,617	905,633
Grupo Financiero Inbursa S.A.B. de C.V., Class O(a)(b)	446,016	821,744
Regional S.A.B. de C.V.	159,348	1,111,559

		10,502,919

Philippines-1.59%
DMCI Holdings, Inc.	4,918,559	805,473
Semirara Mining & Power Corp.	1,975,689	1,191,550

		1,997,023

South Africa-10.47%
Absa Group Ltd.	76,837	835,120
Clicks Group Ltd.	184,477	3,124,390
Exxaro Resources Ltd.	70,822	788,166
Impala Platinum Holdings Ltd.	280,533	2,871,351
Motus Holdings Ltd.	224,373	1,417,478
Nedbank Group Ltd.	67,372	797,576
Thungela Resources Ltd.	211,193	3,316,687

		13,150,768

Taiwan-33.63%
Asia Vital Components Co. Ltd.	433,000	1,370,657
Bizlink Holding, Inc.	75,000	573,745
Delta Electronics, Inc.	101,000	807,122
E.Sun Financial Holding Co. Ltd.	1,949,996	1,403,985
Eva Airways Corp.	975,000	708,046
Evergreen International Storage & Transport Corp.	793,000	639,863
First Financial Holding Co. Ltd.	1,028,100	789,680
Formosa Plastics Corp.	285,000	734,999
Global Unichip Corp.	53,000	801,847
Gold Circuit Electronics Ltd.	246,000	653,506
Great Wall Enterprise Co. Ltd.	782,636	976,398
HTC Corp.(a)	428,000	670,774
Hua Nan Financial Holdings Co. Ltd.	1,032,718	674,644
Kings Town Bank Co. Ltd.	1,242,000	1,183,316
Lien Hwa Industrial Holdings Corp.	1,387,295	2,004,146
Lite-On Technology Corp.	614,000	1,219,521
Lotes Co. Ltd.	98,000	2,360,090
Mega Financial Holding Co. Ltd.	981,100	910,385
Micro-Star International Co. Ltd.	845,000	2,871,518
Powertech Technology, Inc.	284,000	657,503
Sinbon Electronics Co. Ltd.	484,000	3,762,650
SinoPac Financial Holdings Co. Ltd.	1,706,060	852,434
Taichung Commercial Bank Co. Ltd.	1,787,700	696,272
Taiwan Cooperative Financial Holding Co. Ltd.	943,420	731,958
Tatung Co. Ltd.(a)	710,000	689,673
Topco Scientific Co. Ltd.	660,000	3,062,146
TXC Corp.	353,000	835,872
Union Bank of Taiwan	2,060,063	968,576
Uni-President Enterprises Corp.	862,000	1,752,223

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco DWA Emerging Markets Momentum ETF (PIE)–(continued)

October 31, 2022

	Shares	Value
Taiwan-(continued)
Voltronic Power Technology Corp.	68,000	$2,764,528
Walsin Lihwa Corp.	1,392,304	1,544,724
Wistron Corp.	860,000	695,260
Wiwynn Corp.	83,000	1,864,908

		42,232,969

Thailand-8.63%
Banpu PCL, NVDR	2,690,140	883,519
Central Plaza Hotel PCL, NVDR(a)	585,290	780,438
Com7 PCL, NVDR	3,759,750	2,988,241
Energy Absolute PCL, NVDR	1,062,309	2,693,453
Kiatnakin Phatra Bank PCL, NVDR	396,001	759,540
PTT Exploration & Production PCL, NVDR	199,533	951,530
Singer Thailand PCL, NVDR	1,871,302	1,782,309
Singer Thailand PCL, Rts., expiring 12/30/2022(d)	1,306,227	0

		10,839,030

Turkey-1.33%
Sasa Polyester Sanayi A.S.(a)	1	5
Turk Hava Yollari AO(a)	306,257	1,667,688

		1,667,693

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.69% (Cost $131,309,627)		125,204,959

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.13%
Invesco Private Government Fund, 3.18%(e)(f)(g)	386,986	$386,986
Invesco Private Prime Fund, 3.28%(e)(f)(g)	1,036,003	1,036,003

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,422,978)		1,422,989

TOTAL INVESTMENTS IN SECURITIES-100.82% (Cost $132,732,605)		126,627,948
OTHER ASSETS LESS LIABILITIES-(0.82)%		(1,034,911)

NET ASSETS-100.00%		$125,593,037

Investment Abbreviations:

NVDR-Non-Voting Depositary Receipt

Rts.-Rights

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2022.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2022 represented 1.13% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$121,401	$20,699,615	$(20,821,016)	$-	$-	$-	$1,531

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	3,409,998	31,168,866	(34,191,878)	-	-	386,986	10,930	*

Invesco Private Prime Fund	7,956,662	63,439,384	(70,356,003)	11	(4,051)	1,036,003	30,431	*

Total	$11,488,061	$115,307,865	$(125,368,897)	$11	$(4,051)	$1,422,989	$42,892

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco DWA Emerging Markets Momentum ETF (PIE)–(continued)

October 31, 2022

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)

October 31, 2022

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.66%
Australia-6.07%
AGL Energy Ltd.	133,052	$579,396
AMP Ltd.(a)	364,029	293,301
Ampol Ltd.	17,271	300,727
APA Group	67,194	451,585
Aristocrat Leisure Ltd.	17,350	411,272
ASX Ltd.	6,018	260,524
Aurizon Holdings Ltd.	185,087	428,441
Australia & New Zealand Banking Group Ltd.	136,373	2,228,928
Bank of Queensland Ltd.(b)	59,344	279,294
Bendigo & Adelaide Bank Ltd.(b)	38,837	223,757
BHP Group Ltd.	377,478	9,017,896
BlueScope Steel Ltd.	50,802	510,995
Brambles Ltd.	120,832	902,467
Coles Group Ltd.	72,523	757,301
Commonwealth Bank of Australia	62,192	4,162,986
CSL Ltd.	9,089	1,630,139
Dexus	70,420	349,433
Endeavour Group Ltd.	76,677	350,573
Evolution Mining Ltd.(b)	92,529	123,069
Fortescue Metals Group Ltd.	119,477	1,123,074
Glencore PLC	1,450,636	8,342,599
Goodman Group	45,813	498,017
GPT Group (The)	132,274	364,551
GPT Group (The)(c)	231,466	709
Incitec Pivot Ltd.	182,801	438,346
Insurance Australia Group Ltd.	186,207	583,443
James Hardie Industries PLC, CDI	12,351	268,527
JB Hi-Fi Ltd.(b)	8,879	243,629
Lendlease Corp. Ltd.(b)	36,834	204,680
Lottery Corp. Ltd. (The)(a)	135,683	372,211
Macquarie Group Ltd.	17,265	1,871,298
Medibank Pvt. Ltd.	181,859	326,774
Metcash Ltd.(b)	94,272	247,157
Mirvac Group	296,625	392,631
National Australia Bank Ltd.	121,472	2,518,233
Newcrest Mining Ltd.	54,660	606,423
Orica Ltd.	26,647	236,507
Origin Energy Ltd.	150,910	537,502
Qantas Airways Ltd.(a)(b)	98,472	367,733
QBE Insurance Group Ltd.	88,675	694,048
Ramsay Health Care Ltd.	11,793	441,678
Rio Tinto Ltd.	36,570	2,062,530
Rio Tinto PLC	101,557	5,305,008
Santos Ltd.	131,761	648,760
Scentre Group	318,508	590,643
Sonic Healthcare Ltd.	26,585	557,083
South32 Ltd.	357,000	821,821
Stockland	186,179	428,588
Suncorp Group Ltd.	73,933	539,425
Tabcorp Holdings Ltd.(b)	135,683	83,726
Telstra Group Ltd.(a)	534,671	1,340,230
Transurban Group	127,631	1,082,197
Treasury Wine Estates Ltd.	36,481	302,095
Vicinity Ltd.	303,174	377,067
Wesfarmers Ltd.	54,628	1,588,003
Westpac Banking Corp.	200,592	3,092,556

	Shares	Value
Australia-(continued)
Whitehaven Coal Ltd.	127,438	$735,857
Woodside Energy Group Ltd.	146,374	3,367,688
Woolworths Group Ltd.	68,325	1,442,658
Worley Ltd.	38,026	346,986

		68,654,775

Austria-0.37%
ams-OSRAM AG(a)(b)	16,642	94,389
ANDRITZ AG	6,640	308,838
BAWAG Group AG(d)	8,768	423,934
Erste Group Bank AG	35,901	885,650
Mondi PLC(b)	47,656	802,455
OMV AG	19,160	883,213
Raiffeisen Bank International AG	21,331	296,631
voestalpine AG(b)	11,664	253,388
Wienerberger AG	8,732	199,705

		4,148,203

Belgium-0.92%
Ageas S.A./N.V.	23,358	808,699
Anheuser-Busch InBev S.A./N.V.(b)	88,255	4,413,681
Cofinimmo S.A.(b)	1,948	161,629
Elia Group S.A./N.V.	1,931	244,098
Etablissements Franz Colruyt N.V.(b)	8,099	195,233
Euronav N.V.	25,757	448,806
Groupe Bruxelles Lambert S.A.	6,454	475,860
KBC Group N.V.	24,845	1,244,968
Proximus SADP	26,193	274,670
Sofina S.A.(b)	784	153,036
Solvay S.A., Class A	7,707	694,995
Telenet Group Holding N.V.	7,587	115,704
UCB S.A.	7,089	534,730
Umicore S.A.	20,037	660,450

		10,426,559

Brazil-0.11%
Wheaton Precious Metals Corp.	11,399	372,459
Yara International ASA	19,750	881,421

		1,253,880

Canada-10.18%
Agnico Eagle Mines Ltd.	18,661	819,877
Air Canada(a)	23,127	332,481
Algonquin Power & Utilities Corp.	41,794	462,046
Alimentation Couche-Tard, Inc.	55,288	2,472,467
Allied Properties REIT	10,131	196,002
AltaGas Ltd.	28,417	511,862
ARC Resources Ltd.(b)	29,549	415,491
Atco Ltd., Class I	10,845	336,310
B2Gold Corp.	61,413	187,294
Bank of Montreal(b)	48,039	4,419,496
Bank of Nova Scotia (The)	111,279	5,372,033
Barrick Gold Corp.	104,032	1,562,711
BCE, Inc.	28,525	1,285,042
Bombardier, Inc., Class B(a)	14,500	425,311
Brookfield Asset Management, Inc., Class A	89,856	3,553,925
CAE, Inc.(a)	12,300	234,449
Cameco Corp.	15,354	363,687

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2022

	Shares	Value
Canada-(continued)
Canadian Apartment Properties REIT	11,965	$370,077
Canadian Imperial Bank of Commerce	70,525	3,198,843
Canadian National Railway Co.	19,957	2,361,394
Canadian Natural Resources Ltd.	68,926	4,128,839
Canadian Pacific Railway Ltd.	16,664	1,240,714
Canadian Tire Corp. Ltd., Class A(b)	5,379	602,118
Canadian Utilities Ltd., Class A	13,790	366,473
Capital Power Corp.	10,698	357,633
CCL Industries, Inc., Class B	7,318	343,354
Cenovus Energy, Inc.	52,532	1,060,615
CGI, Inc., Class A(a)	11,489	924,308
CI Financial Corp.	22,507	225,062
Constellation Software, Inc.	227	327,822
Crescent Point Energy Corp.	50,546	394,645
Dollarama, Inc.	5,309	315,064
Element Fleet Management Corp.	28,817	383,438
Emera, Inc.(b)	23,198	858,669
Empire Co. Ltd., Class A	16,427	421,499
Enbridge, Inc.	177,654	6,913,144
Fairfax Financial Holdings Ltd.	2,929	1,436,725
Finning International, Inc.	14,240	302,432
First Capital REIT	20,751	241,123
Fortis, Inc.	40,035	1,559,958
Franco-Nevada Corp.	3,308	408,222
George Weston Ltd.	6,783	745,655
Gibson Energy, Inc.	13,855	236,156
Gildan Activewear, Inc.	7,912	249,358
Great-West Lifeco, Inc.	33,537	775,453
H&R REIT	43,489	357,400
Hydro One Ltd.(d)	26,411	661,413
iA Financial Corp., Inc.	10,051	558,680
IAMGOLD Corp.(a)	86,894	127,406
IGM Financial, Inc.	7,647	204,454
Imperial Oil Ltd.	15,407	837,075
Intact Financial Corp.	5,568	845,007
Keyera Corp.	22,631	484,458
Kinross Gold Corp.	155,312	562,473
Linamar Corp.	6,310	269,738
Loblaw Cos. Ltd.	14,140	1,157,074
Magna International, Inc.	34,049	1,895,092
Manulife Financial Corp.	251,961	4,170,873
MEG Energy Corp.(a)	25,557	381,655
Methanex Corp.	5,864	204,416
Metro, Inc.	15,555	813,871
National Bank of Canada	22,023	1,497,638
Northland Power, Inc.(b)	12,044	350,005
Nutrien Ltd.	37,145	3,134,607
Onex Corp.	6,298	316,597
Open Text Corp.	12,988	375,724
Parkland Corp.	18,542	374,361
Pembina Pipeline Corp.	46,098	1,520,097
Power Corp. of Canada	64,621	1,602,675
Quebecor, Inc., Class B	13,860	260,932
Restaurant Brands International, Inc.	11,834	702,293
RioCan REIT	29,980	426,606
Rogers Communications, Inc., Class B	29,595	1,230,404
Royal Bank of Canada	96,288	8,897,843
Saputo, Inc.	21,517	523,077
Shaw Communications, Inc., Class B	32,068	822,594
Shopify, Inc., Class A(a)	4,942	169,232

	Shares	Value
Canada-(continued)
SmartCentres REIT	11,895	$232,833
SNC-Lavalin Group, Inc.	16,502	285,387
SSR Mining, Inc.	14,360	197,495
Stantec, Inc.	4,891	239,019
Sun Life Financial, Inc.	55,001	2,333,021
Suncor Energy, Inc.	168,333	5,782,841
TC Energy Corp.	75,681	3,320,077
Teck Resources Ltd., Class B	38,072	1,157,469
TELUS Corp.	32,464	677,102
TFI International, Inc.	3,322	302,013
Thomson Reuters Corp.	6,506	691,070
TMX Group Ltd.	2,890	277,506
Toronto-Dominion Bank (The)	122,553	7,833,581
Tourmaline Oil Corp.	11,888	668,981
Vermilion Energy, Inc.	19,958	465,133
West Fraser Timber Co. Ltd.	3,940	295,460
WSP Global, Inc.	4,619	566,992
Yamana Gold, Inc.	73,542	322,408

		115,083,435

Chile-0.05%
Antofagasta PLC(b)	23,525	318,390
Lundin Mining Corp.	42,921	224,666

		543,056

China-0.26%
AAC Technologies Holdings, Inc.(a)	100,924	184,881
BOC Hong Kong Holdings Ltd.	324,682	1,009,222
Lenovo Group Ltd.	800,328	640,275
Prosus N.V.	11,655	507,307
Tingyi Cayman Islands Holding Corp.	104,626	163,673
Wilmar International Ltd.	101,907	279,414
Xinyi Glass Holdings Ltd.	112,491	144,736

		2,929,508

Denmark-1.10%
AP Moller - Maersk A/S, Class A	226	452,447
AP Moller - Maersk A/S, Class B	307	642,322
Carlsberg A/S, Class B	5,685	670,195
Chr. Hansen Holding A/S	3,643	202,353
Coloplast A/S, Class B	3,599	401,346
Danske Bank A/S	91,952	1,484,406
DSV A/S	4,727	640,094
Genmab A/S(a)	795	306,494
ISS A/S(a)(b)	23,703	435,195
Jyske Bank A/S(a)	6,316	341,099
Novo Nordisk A/S, Class B	39,083	4,249,940
Novozymes A/S, Class B	6,009	315,665
Orsted A/S(d)	9,192	758,297
Pandora A/S	5,790	305,236
Tryg A/S(b)	13,196	285,641
Vestas Wind Systems A/S(b)	50,820	1,001,213

		12,491,943

Finland-1.37%
Elisa OYJ	8,990	434,579
Fortum OYJ	51,647	727,141
Huhtamaki OYJ(b)	7,278	261,473
Kesko OYJ, Class B	21,952	427,417
Kone OYJ, Class B	22,825	935,075
Neste OYJ	24,415	1,069,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2022

	Shares	Value
Finland-(continued)
Nokia OYJ(b)	424,845	$1,892,471
Nokian Renkaat OYJ	15,843	178,663
Nordea Bank Abp	461,097	4,409,601
Orion OYJ, Class B	5,516	253,778
Outokumpu OYJ(b)	59,279	238,045
Sampo OYJ, Class A	41,608	1,903,186
Stora Enso OYJ, Class R	50,912	663,706
UPM-Kymmene OYJ	44,454	1,489,875
Valmet OYJ(b)	9,112	207,405
Wartsila OYJ Abp(b)	49,973	340,797

		15,433,162

France-9.98%
Accor S.A.(a)	10,204	244,464
Aeroports de Paris(a)(b)	1,697	229,865
Air France-KLM(a)(b)	319,970	421,077
Air Liquide S.A.	27,113	3,545,264
Airbus SE	24,361	2,638,381
Alstom S.A.(b)	33,884	698,586
Amundi S.A.(d)	5,140	242,728
Arkema S.A.	6,406	507,270
Atos SE(b)	25,752	251,466
AXA S.A.	228,328	5,641,704
BNP Paribas S.A.	149,608	7,022,857
Bollore SE	50,111	250,855
Bouygues S.A.	41,534	1,185,529
Bureau Veritas S.A.	14,658	363,195
Capgemini SE	6,781	1,114,209
Carrefour S.A.(b)	127,476	2,051,764
CGG S.A.(a)(b)	300,271	254,928
Cie de Saint-Gobain	53,459	2,187,421
Cie Generale des Etablissements Michelin S.C.A.	75,121	1,916,287
Covivio	4,090	219,096
Credit Agricole S.A.	213,632	1,939,563
Danone S.A.	55,959	2,784,161
Dassault Systemes SE	9,000	301,991
Edenred	8,920	458,084
Eiffage S.A.	10,248	927,174
Electricite de France S.A.	189,850	2,242,279
Elis S.A.	17,590	201,841
ENGIE S.A.	232,920	3,028,138
EssilorLuxottica S.A.	11,364	1,800,990
Eurazeo SE	4,076	232,848
Euroapi S.A.(a)	4,105	71,832
Eutelsat Communications S.A.(b)	26,610	267,208
Faurecia SE(a)	31,480	470,433
Gecina S.A	4,695	418,788
Getlink SE	20,064	317,879
Hermes International	353	457,217
Kering S.A.	2,343	1,073,793
Klepierre S.A.	24,378	490,313
Legrand S.A.	12,091	921,835
L’Oreal S.A.	6,389	2,008,666
LVMH Moet Hennessy Louis Vuitton SE	6,054	3,823,441
Orange S.A.	339,853	3,234,995
Orpea S.A.(a)(b)	9,039	73,364
Pernod Ricard S.A.	7,929	1,392,570
Publicis Groupe S.A.	20,555	1,152,704
Renault S.A.(a)	63,772	1,964,617

	Shares	Value
France-(continued)
Rexel S.A.(b)	35,921	$642,774
Rubis S.C.A.	11,781	267,806
Safran S.A.	18,490	2,059,914
Sanofi	94,537	8,159,741
Schneider Electric SE	26,357	3,341,168
SCOR SE	23,660	356,027
SEB S.A.(b)	2,315	150,781
Societe Generale S.A.	169,530	3,891,467
Sodexo S.A.	10,328	916,038
SPIE S.A.	12,691	297,022
Technip Energies N.V.	23,403	302,198
Teleperformance	1,665	446,452
Thales S.A.	8,258	1,050,016
TotalEnergies SE(b)	364,428	19,846,067
Ubisoft Entertainment S.A.(a)	6,290	172,638
Unibail-Rodamco-Westfield(a)(b)	17,976	850,664
Valeo	45,920	757,477
Veolia Environnement S.A.	62,244	1,389,712
Vinci S.A.	42,703	3,932,713
Vivendi SE	33,749	276,320
Worldline S.A.(a)(d)	14,936	654,252

		112,804,917

Germany-8.57%
Aareal Bank AG(a)(b)	9,331	304,520
adidas AG	8,339	815,779
Allianz SE	46,565	8,385,310
Aroundtown S.A.(b)	122,628	243,369
Aurubis AG	4,474	282,647
BASF SE	121,084	5,437,364
Bayer AG	112,212	5,902,354
Bayerische Motoren Werke AG	52,161	4,099,524
Bayerische Motoren Werke AG, Preference Shares	9,092	671,261
Beiersdorf AG	3,999	384,096
Brenntag SE	11,669	708,592
Commerzbank AG(a)	209,189	1,673,865
Continental AG	20,085	1,041,782
Covestro AG(d)	25,924	882,422
Daimler Truck Holding AG(a)	52,722	1,406,911
Deutsche Bank AG	337,041	3,217,888
Deutsche Boerse AG	7,276	1,184,038
Deutsche Lufthansa AG(a)	126,539	868,326
Deutsche Post AG	87,618	3,109,710
Deutsche Telekom AG	407,008	7,709,039
E.ON SE	231,348	1,938,063
Evonik Industries AG	24,354	449,031
Freenet AG	16,974	334,015
Fresenius Medical Care AG& Co. KGaA	24,217	669,698
Fresenius SE & Co. KGaA	58,590	1,349,244
GEA Group AG	10,648	372,548
Hannover Rueck SE	4,324	704,294
HeidelbergCement AG	24,201	1,115,825
Henkel AG& Co. KGaA(b)	9,427	553,906
Henkel AG& Co. KGaA, Preference Shares	16,203	1,021,389
HOCHTIEF AG	4,380	232,899
HUGO BOSS AG	4,166	192,039
Infineon Technologies AG	42,162	1,026,770
K+S AG	16,717	369,438
KION Group AG	6,119	135,892

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2022

	Shares	Value
Germany-(continued)
Knorr-Bremse AG	4,303	$193,761
LANXESS AG	12,312	416,774
LEG Immobilien SE	5,132	335,375
Mercedes-Benz Group AG	123,064	7,127,542
Merck KGaA	4,454	726,349
MTU Aero Engines AG	2,360	422,767
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen, Class R	14,380	3,800,418
Porsche Automobil Holding SE, Preference Shares	9,695	542,345
ProSiebenSat.1 Media SE	30,682	208,633
Puma SE	2,745	121,571
Rheinmetall AG	5,256	854,540
RWE AG	56,737	2,186,406
Salzgitter AG(b)	8,448	189,035
SAP SE	49,027	4,732,685
Siemens AG	53,468	5,846,786
Siemens Energy AG(b)	80,486	939,864
Siemens Healthineers AG(d)	9,291	427,733
Symrise AG	4,175	426,460
TAG Immobilien AG	11,127	69,778
Telefonica Deutschland Holding AG	140,910	307,226
thyssenkrupp AG(a)	126,221	665,170
TUI AG(a)(b)	218,705	331,880
Uniper SE(b)	11,107	33,284
United Internet AG	9,990	186,858
Volkswagen AG	6,436	1,100,457
Volkswagen AG, Preference Shares	36,649	4,684,962
Vonovia SE	47,140	1,043,635
Zalando SE(a)(d)	6,573	151,562

		96,867,704

Hong Kong-1.07%
AIA Group Ltd.	471,346	3,569,689
CK Asset Holdings Ltd.	106,143	586,840
CK Hutchison Holdings Ltd.	102,152	507,516
CLP Holdings Ltd.	60,837	408,429
Hang Seng Bank Ltd.	30,667	431,690
Henderson Land Development Co. Ltd.	61,666	150,986
Hong Kong & China Gas Co. Ltd. (The)	323,491	249,732
Hong Kong Exchanges & Clearing Ltd.	17,305	460,741
Hongkong Land Holdings Ltd.	47,988	184,754
Jardine Matheson Holdings Ltd.	5,416	249,244
Link REIT	118,811	702,285
MTR Corp. Ltd.	62,342	274,389
New World Development Co. Ltd.	78,333	160,261
Power Assets Holdings Ltd.	42,943	205,419
Prudential PLC	237,548	2,217,546
Sun Hung Kai Properties Ltd.	87,186	937,962
Techtronic Industries Co. Ltd.	29,451	278,946
WH Group Ltd.	631,922	319,590
Wharf Real Estate Investment Co. Ltd.	63,705	251,173

		12,147,192

Ireland-0.49%
Bank of Ireland Group PLC	114,402	824,954
CRH PLC	69,750	2,512,796
Flutter Entertainment PLC(a)(b)	6,002	800,225
Kerry Group PLC, Class A(b)	5,788	503,410

	Shares	Value
Ireland-(continued)
Kingspan Group PLC	3,979	$200,958
Smurfit Kappa Group PLC	19,974	660,936

		5,503,279

Israel-0.39%
Bank Hapoalim BM	79,495	770,217
Bank Leumi Le-Israel BM	89,561	858,839
Bezeq The Israeli Telecommunication Corp. Ltd.	173,437	308,387
ICL Group Ltd.	38,039	344,994
Israel Discount Bank Ltd., Class A	70,206	401,348
Mizrahi Tefahot Bank Ltd.	7,689	292,092
Teva Pharmaceutical Industries Ltd.(a)(b)	154,569	1,388,684

		4,364,561

Italy-2.99%
A2A S.p.A.	248,487	275,554
Assicurazioni Generali S.p.A.(b)	172,786	2,594,045
Atlantia S.p.A.	55,894	1,247,384
Azimut Holding S.p.A.	10,842	174,666
Banco BPM S.p.A.(b)	271,473	821,298
BPER Banca	209,459	387,643
Coca-Cola HBC AG(a)	14,601	319,827
Enel S.p.A.	1,153,430	5,151,630
Eni S.p.A.(b)	458,376	6,004,543
Ferrari N.V.	1,955	385,479
FinecoBank Banca Fineco S.p.A.(b)	18,434	248,511
Hera S.p.A.(b)	100,418	239,387
Intesa Sanpaolo S.p.A.(b)	2,572,190	4,903,954
Italgas S.p.A.(b)	51,953	267,779
Leonardo S.p.A.	107,410	863,283
Mediobanca Banca di Credito Finanziario S.p.A.(b)	76,721	695,488
Moncler S.p.A.(b)	4,135	178,554
Pirelli & C. S.p.A.(d)	53,837	203,155
Poste Italiane S.p.A.(b)(d)	64,105	558,819
Prysmian S.p.A.	22,759	742,073
Saipem S.p.A.(a)	144,103	140,145
Snam S.p.A.	194,556	865,688
Telecom Italia S.p.A.(a)(b)	3,616,562	708,095
Telecom Italia S.p.A., RSP(a)(b)	2,014,131	385,194
Terna Rete Elettrica Nazionale S.p.A.(b)	100,311	665,048
UniCredit S.p.A.	354,275	4,393,657
Unipol Gruppo S.p.A.	78,986	340,055

		33,760,954

Japan-19.16%
Advantest Corp.	4,904	259,329
Aeon Co. Ltd.	55,993	1,045,949
AGC, Inc.	25,619	804,068
Aisin Corp.	17,865	458,539
Ajinomoto Co., Inc.	29,556	814,488
Alps Alpine Co. Ltd.	49,522	426,469
Amada Co. Ltd.	31,953	225,080
ANA Holdings, Inc.(a)	19,184	373,135
Aozora Bank Ltd.(b)	15,335	263,811
Asahi Group Holdings Ltd.	36,216	1,014,589
Asahi Kasei Corp.	85,286	547,687
Astellas Pharma, Inc.	85,325	1,174,808
Bandai Namco Holdings, Inc.	10,643	704,736
Bridgestone Corp.	34,947	1,260,711

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2022

	Shares	Value
Japan-(continued)
Brother Industries Ltd.	16,098	$274,121
Canon, Inc.(b)	103,332	2,192,681
Casio Computer Co. Ltd.	24,245	211,074
Central Japan Railway Co.	14,213	1,650,940
Chiba Bank Ltd. (The)	50,098	274,025
Chubu Electric Power Co., Inc.	45,761	372,837
Chugai Pharmaceutical Co. Ltd.	16,272	377,693
COMSYS Holdings Corp.	12,281	201,606
Concordia Financial Group Ltd.	77,860	237,297
Credit Saison Co. Ltd.	21,764	232,817
Dai Nippon Printing Co. Ltd.	15,597	313,021
Daifuku Co. Ltd.	4,051	185,877
Dai-ichi Life Holdings, Inc.	93,084	1,476,405
Daiichi Sankyo Co. Ltd.	65,092	2,087,621
Daikin Industries Ltd.	11,460	1,725,920
Daito Trust Construction Co. Ltd.	5,447	539,075
Daiwa House Industry Co. Ltd.	33,956	688,098
Daiwa House REIT Investment Corp.	96	193,763
Daiwa Securities Group, Inc.	141,686	552,884
Denso Corp.	38,604	1,919,356
Dentsu Group, Inc.	16,150	503,618
Disco Corp.	918	220,490
Dowa Holdings Co. Ltd.	6,801	216,656
East Japan Railway Co.	33,155	1,793,428
Ebara Corp.	8,228	268,205
Eisai Co. Ltd.	19,004	1,147,387
Electric Power Development Co. Ltd.	20,644	287,226
ENEOS Holdings, Inc.	380,098	1,252,545
FANUC Corp.	9,719	1,283,574
Fast Retailing Co. Ltd.	1,681	938,582
Fuji Electric Co. Ltd.	10,935	423,760
FUJIFILM Holdings Corp.	24,438	1,121,154
Fujitsu Ltd.	13,693	1,577,641
Fukuoka Financial Group, Inc.	14,925	253,444
GLP J-Reit	148	153,442
Hankyu Hanshin Holdings, Inc.	11,901	353,503
Hino Motors Ltd.	39,618	164,725
Hirose Electric Co. Ltd.	1,785	231,899
Hitachi Construction Machinery Co. Ltd.	13,692	268,433
Hitachi Ltd.	86,994	3,956,534
Hitachi Metals Ltd.(a)	3,957	57,824
Honda Motor Co. Ltd.	119,067	2,702,008
Hoya Corp.	7,376	688,546
Hulic Co. Ltd.	35,063	254,772
Ibiden Co. Ltd.	5,401	182,777
Idemitsu Kosan Co. Ltd.	25,322	553,682
IHI Corp.	26,895	600,743
Iida Group Holdings Co. Ltd.	15,281	212,403
Inpex Corp.	152,297	1,555,400
Isetan Mitsukoshi Holdings Ltd.	55,092	489,262
Isuzu Motors Ltd.	54,059	634,298
ITOCHU Corp.(b)	66,260	1,715,846
J. Front Retailing Co. Ltd.	41,730	337,467
Japan Airlines Co. Ltd.(a)	20,490	382,546
Japan Exchange Group, Inc.	29,499	387,703
Japan Metropolitan Fund Investment Corp.	470	346,251
Japan Post Bank Co. Ltd.(b)	84,084	560,051
Japan Post Holdings Co. Ltd.	388,832	2,614,973
Japan Post Insurance Co. Ltd.(b)	26,387	390,031
Japan Real Estate Investment Corp.	74	310,169

	Shares	Value
Japan-(continued)
Japan Tobacco, Inc.	128,833	$2,135,732
JFE Holdings, Inc.	132,317	1,213,362
JGC Holdings Corp.	31,442	379,077
JSR Corp.	11,912	227,124
JTEKT Corp.	29,319	207,118
Kajima Corp.	27,784	261,886
Kansai Electric Power Co., Inc. (The)	49,756	377,266
Kansai Paint Co. Ltd.	12,681	165,514
Kao Corp.	37,594	1,413,869
Kawasaki Heavy Industries Ltd.	41,092	698,344
Kawasaki Kisen Kaisha Ltd.(b)	20,999	319,432
KDDI Corp.	104,532	3,090,915
Keio Corp.	7,206	253,072
Keisei Electric Railway Co. Ltd.(b)	9,001	239,203
Keyence Corp.	2,526	957,139
Kikkoman Corp.	4,862	264,305
Kintetsu Group Holdings Co. Ltd.	10,257	347,110
Kirin Holdings Co. Ltd.	58,898	867,610
Kobe Steel Ltd.	103,172	423,419
Koito Manufacturing Co. Ltd.	20,004	284,512
Komatsu Ltd.	81,673	1,564,939
Konica Minolta, Inc.	134,334	409,414
Kubota Corp.	74,772	1,044,600
Kuraray Co. Ltd.	42,291	291,073
Kurita Water Industries Ltd.	7,152	262,724
Kyocera Corp.	24,991	1,251,105
Kyowa Kirin Co. Ltd.	11,764	277,410
Kyushu Electric Power Co., Inc.	40,495	200,793
Kyushu Railway Co.	19,541	408,871
Lawson, Inc.	6,989	223,351
Lion Corp.	21,276	215,286
Lixil Corp.	23,256	352,200
Makita Corp.	16,566	303,155
Marubeni Corp.	130,428	1,143,389
Marui Group Co. Ltd.	16,545	273,162
MatsukiyoCocokara & Co.	8,687	316,773
Mazda Motor Corp.	104,724	706,685
Mebuki Financial Group, Inc.	121,376	235,999
MEIJI Holdings Co. Ltd.	11,086	456,463
MINEBEA MITSUMI, Inc.	30,484	452,025
MISUMI Group, Inc.	9,125	195,227
Mitsubishi Chemical Group Corp.	142,981	646,534
Mitsubishi Corp.	111,273	3,017,738
Mitsubishi Electric Corp.	122,760	1,081,950
Mitsubishi Estate Co. Ltd.	84,782	1,068,367
Mitsubishi Gas Chemical Co., Inc.	28,903	367,911
Mitsubishi HC Capital, Inc.	55,698	239,078
Mitsubishi Heavy Industries Ltd.	44,374	1,528,542
Mitsubishi Materials Corp.	20,260	265,254
Mitsubishi Motors Corp.(a)	164,623	553,783
Mitsubishi UFJ Financial Group, Inc.	1,470,159	6,918,803
Mitsui & Co. Ltd.	96,788	2,144,333
Mitsui Chemicals, Inc.	23,291	431,707
Mitsui Fudosan Co. Ltd.	67,295	1,290,121
Mitsui Mining & Smelting Co. Ltd.	12,214	247,345
Mitsui OSK Lines Ltd.(b)	29,508	585,852
Mizuho Financial Group, Inc.	226,652	2,448,973
MS&AD Insurance Group Holdings, Inc.	31,260	828,847
Murata Manufacturing Co. Ltd.	28,562	1,402,783
Nabtesco Corp.	10,522	224,053

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2022

	Shares	Value
Japan-(continued)
Nagoya Railroad Co. Ltd.	14,436	$221,248
NEC Corp.	24,368	807,430
NGK Insulators Ltd.	23,817	278,334
NGK Spark Plug Co. Ltd.	20,879	380,678
NH Foods Ltd.	11,618	277,094
Nichirei Corp.	11,592	180,468
Nidec Corp.	13,332	738,918
Nikon Corp.	48,310	467,710
Nintendo Co. Ltd.	42,776	1,746,899
Nippon Building Fund, Inc.	82	364,665
Nippon Electric Glass Co. Ltd.	14,053	243,742
Nippon Prologis REIT, Inc.	74	155,085
Nippon Steel Corp.	158,023	2,171,507
Nippon Telegraph & Telephone Corp.	134,857	3,714,499
Nippon Yusen K.K.(b)	35,096	637,293
Nissan Chemical Corp.	5,357	241,477
Nissan Motor Co. Ltd.	411,087	1,312,071
Nissin Foods Holdings Co. Ltd.	3,965	256,891
Nitori Holdings Co. Ltd.	3,436	312,889
Nitto Denko Corp.	13,862	730,242
Nomura Holdings, Inc.	285,156	924,332
Nomura Real Estate Holdings, Inc.	13,268	300,379
Nomura Real Estate Master Fund, Inc.	292	332,990
Nomura Research Institute Ltd.	8,546	190,026
NSK Ltd.	101,411	536,274
NTT Data Corp.	43,524	631,623
Obayashi Corp.	52,767	339,035
Odakyu Electric Railway Co. Ltd.	17,694	210,588
Oji Holdings Corp.	72,159	250,507
Olympus Corp.	29,023	613,128
Omron Corp.	10,278	481,002
Ono Pharmaceutical Co. Ltd.	22,157	521,148
Oriental Land Co. Ltd.	1,994	267,637
ORIX Corp.	98,605	1,449,537
ORIX JREIT, Inc.	166	222,808
Osaka Gas Co. Ltd.	22,576	334,459
Otsuka Corp.	8,641	272,947
Otsuka Holdings Co. Ltd.	20,869	669,167
Pan Pacific International Holdings Corp.	25,280	415,168
Panasonic Holdings Corp.	152,309	1,090,813
Persol Holdings Co. Ltd.	14,825	297,827
Rakuten Group, Inc.(b)	55,934	250,628
Recruit Holdings Co. Ltd.	39,004	1,204,483
Renesas Electronics Corp.(a)	43,781	367,161
Resona Holdings, Inc.	244,987	922,523
Ricoh Co. Ltd.	67,390	494,198
Rohm Co. Ltd.	6,961	490,340
Ryohin Keikaku Co. Ltd.	19,293	181,851
Santen Pharmaceutical Co. Ltd.	28,903	197,956
SBI Holdings, Inc.	26,499	479,223
Secom Co. Ltd.	12,936	738,989
Sega Sammy Holdings, Inc.	14,255	182,701
Seibu Holdings, Inc.	29,219	261,847
Seiko Epson Corp.	30,154	411,020
Sekisui Chemical Co. Ltd.	22,349	279,673
Sekisui House Ltd.	48,142	801,638
Seven & i Holdings Co. Ltd.	49,159	1,836,910
SG Holdings Co. Ltd.	19,475	258,383
Sharp Corp.(b)	36,398	218,190
Shimadzu Corp.	10,689	282,264

	Shares	Value
Japan-(continued)
Shimamura Co. Ltd.	3,073	$248,718
Shimano, Inc.	2,271	352,564
Shimizu Corp.	55,208	275,975
Shin-Etsu Chemical Co. Ltd.	19,010	1,987,522
Shionogi & Co. Ltd.	12,544	581,479
Shiseido Co. Ltd.	14,001	485,586
Shizuoka Financial Group, Inc.	43,096	271,969
Showa Denko K.K	37,695	550,836
Skylark Holdings Co. Ltd.(a)(b)	20,419	218,017
SMC Corp.	1,859	751,930
SoftBank Corp.	262,091	2,584,145
SoftBank Group Corp.	217,027	9,344,857
Sojitz Corp.	28,892	426,475
Sompo Holdings, Inc.	29,016	1,208,976
Sony Group Corp.	68,177	4,581,370
Stanley Electric Co. Ltd.	14,736	250,631
Subaru Corp.	65,599	1,021,929
SUMCO Corp.	20,316	258,196
Sumitomo Chemical Co. Ltd.	183,686	619,145
Sumitomo Corp.	71,114	906,897
Sumitomo Electric Industries Ltd.	52,738	551,383
Sumitomo Forestry Co. Ltd.	14,348	224,919
Sumitomo Heavy Industries Ltd.	12,639	240,050
Sumitomo Metal Mining Co. Ltd.	18,960	533,459
Sumitomo Mitsui Financial Group, Inc.	177,154	4,973,685
Sumitomo Mitsui Trust Holdings, Inc.	25,749	740,932
Sumitomo Realty & Development Co. Ltd.	26,213	602,263
Sumitomo Rubber Industries Ltd.	29,097	249,792
Suntory Beverage & Food Ltd.	11,031	369,592
Suzuki Motor Corp.	35,877	1,211,710
Sysmex Corp.	5,760	311,106
T&D Holdings, Inc.	78,948	779,202
Taisei Corp.	17,729	483,675
Taiyo Yuden Co. Ltd.	6,535	178,285
Takashimaya Co. Ltd.(b)	26,905	332,703
Takeda Pharmaceutical Co. Ltd.	183,730	4,843,100
TDK Corp.	31,151	975,597
Teijin Ltd.	22,528	204,614
Terumo Corp.	25,609	779,460
THK Co. Ltd.	11,475	200,572
TIS, Inc.	15,462	417,667
Tobu Railway Co. Ltd.	11,180	258,749
Toho Gas Co. Ltd.	12,393	231,376
Tohoku Electric Power Co., Inc.	75,956	319,390
Tokio Marine Holdings, Inc.	123,774	2,240,898
Tokyo Electric Power Co. Holdings, Inc.(a)(b)	295,543	964,365
Tokyo Electron Ltd.	4,182	1,111,092
Tokyo Gas Co. Ltd.	39,089	698,755
Tokyu Corp.	25,422	293,498
Tokyu Fudosan Holdings Corp.	54,087	274,738
Toppan, Inc.	21,894	326,860
Toray Industries, Inc.	145,515	709,292
Toshiba Corp.	35,039	1,221,361
Tosoh Corp.	21,256	231,530
TOTO Ltd.	10,586	302,691
Toyo Suisan Kaisha Ltd.	7,321	274,842
Toyota Industries Corp.	8,904	458,873
Toyota Motor Corp.	879,723	12,189,521
Toyota Tsusho Corp.	16,872	567,565

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2022

	Shares	Value
Japan-(continued)
Trend Micro, Inc.	6,580	$332,464
Tsuruha Holdings, Inc.	4,273	248,673
Unicharm Corp.	12,616	384,672
United Urban Investment Corp.	220	232,677
West Japan Railway Co.	30,982	1,230,025
Yakult Honsha Co. Ltd.	6,523	361,621
Yamada Holdings Co. Ltd.	188,247	606,656
Yamaha Corp.	8,169	308,876
Yamaha Motor Co. Ltd.	38,852	802,473
Yamato Holdings Co. Ltd.	28,696	425,512
Yaskawa Electric Corp.	9,682	269,026
Yokogawa Electric Corp.	20,215	338,787
Z Holdings Corp.	151,782	392,743

		216,667,232

Jordan-0.01%
Hikma Pharmaceuticals PLC	9,896	142,308

Luxembourg-0.25%
Aperam S.A.	5,403	141,245
ArcelorMittal S.A.	110,788	2,480,664
Eurofins Scientific SE	3,133	200,591

		2,822,500

Macau-0.07%
Galaxy Entertainment Group Ltd.	92,712	423,413
Sands China Ltd.(a)	202,700	353,763

		777,176

Mongolia-0.04%
Turquoise Hill Resources Ltd.(a)	15,084	424,194

Netherlands-5.45%
Aalberts N.V.	5,452	189,567
ABN AMRO Bank N.V., CVA(d)	106,119	1,044,213
Aegon N.V.	514,242	2,381,158
Akzo Nobel N.V.	16,213	1,000,547
ASM International N.V.(b)	771	171,302
ASML Holding N.V.(b)	4,296	2,029,567
ASR Nederland N.V.	19,023	838,354
EXOR N.V.(a)	11,913	800,647
Heineken Holding N.V.	6,063	414,073
Heineken N.V.(b)	12,981	1,085,400
ING Groep N.V.	602,334	5,925,788
Koninklijke Ahold Delhaize N.V.	124,609	3,479,197
Koninklijke DSM N.V.	7,474	881,261
Koninklijke KPN N.V.	330,149	923,764
Koninklijke Philips N.V.(b)	80,775	1,023,313
Koninklijke Vopak N.V.	7,212	147,549
NN Group N.V.	35,375	1,498,161
PostNL N.V.(b)	72,138	113,149
Randstad N.V.(b)	15,982	796,741
SBM Offshore N.V.	19,776	267,775
Shell PLC	1,276,468	35,330,666
Universal Music Group N.V.(b)	13,258	260,132
Wolters Kluwer N.V.	9,017	958,481

		61,560,805

Norway-0.69%
Aker BP ASA	21,154	674,285
DNB Bank ASA	52,132	922,615
Equinor ASA	91,901	3,362,032
Gjensidige Forsikring ASA	12,518	228,643

	Shares	Value
Norway-(continued)
Mowi ASA	36,792	$548,685
Norsk Hydro ASA	109,807	696,852
Orkla ASA	53,195	358,970
Storebrand ASA	50,713	394,120
Telenor ASA	65,913	599,103

		7,785,305

Poland-0.13%
Bank Polska Kasa Opieki S.A.	18,178	298,843
KGHM Polska Miedz S.A.	11,700	234,571
Polski Koncern Naftowy ORLEN S.A.	26,673	307,016
Powszechna Kasa Oszczednosci Bank Polski S.A.(b)	62,834	343,316
Powszechny Zaklad Ubezpieczen S.A.(b)	49,427	277,625

		1,461,371

Portugal-0.29%
Banco Comercial Portugues S.A., Class R(b)	1,335,947	190,664
EDP - Energias de Portugal S.A.	380,746	1,665,174
Galp Energia SGPS S.A.	90,274	916,760
Jeronimo Martins SGPS S.A.	25,020	518,805

		3,291,403

Russia-0.00%
Evraz PLC(c)	48,360	0
Raspadskaya OJSC(c)	546	0

		0

Singapore-0.80%
CapitaLand Ascendas REIT	211,340	391,287
CapitaLand Integrated Commercial Trust	290,840	386,389
CapitaLand Investment Ltd.	123,005	261,639
ComfortDelGro Corp. Ltd.	238,747	214,267
DBS Group Holdings Ltd.	105,520	2,550,197
Genting Singapore Ltd.	465,472	264,791
Oversea-Chinese Banking Corp. Ltd.	132,478	1,135,579
Singapore Airlines Ltd.(a)(b)	124,651	463,334
Singapore Technologies Engineering Ltd.	95,506	222,719
Singapore Telecommunications Ltd.	621,241	1,097,521
STMicroelectronics N.V.	19,747	616,736
United Overseas Bank Ltd.	60,921	1,195,087
Venture Corp. Ltd.	21,639	243,594

		9,043,140

South Africa-0.22%
Anglo American PLC	81,653	2,452,282

South Korea-3.88%
Amorepacific Corp.	1,612	104,905
Amorepacific Corp., Preference Shares	561	14,493
Celltrion, Inc.	1,880	253,403
CJ CheilJedang Corp.	764	222,048
CJ CheilJedang Corp., Preference Shares	117	13,594
Doosan Enerbility Co. Ltd.(a)	28,163	261,968
E-MART, Inc.	2,566	152,398
GS Engineering & Construction Corp.	12,392	188,779
Hana Financial Group, Inc.	24,957	722,718
Hanwha Solutions Corp.(a)	12,508	414,460
Hyundai Engineering & Construction Co. Ltd.	17,665	432,805
Hyundai Glovis Co. Ltd.	2,657	324,559
Hyundai Mobis Co. Ltd.	7,088	1,089,734

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2022

	Shares	Value
South Korea-(continued)
Hyundai Motor Co.	13,875	$1,602,329
Hyundai Motor Co., First Pfd	2,241	123,342
Hyundai Motor Co., Second Pfd	3,567	199,829
Hyundai Steel Co.	14,174	279,609
Industrial Bank of Korea	31,238	229,167
KB Financial Group, Inc.	35,955	1,212,846
Kia Corp.	34,605	1,610,665
Korea Electric Power Corp.(a)(b)	31,575	371,288
Korea Gas Corp.(b)	8,967	219,068
Korea Investment Holdings Co. Ltd.	4,447	154,691
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	6,587	336,182
Korea Zinc Co. Ltd.	940	422,338
Korean Air Lines Co. Ltd.(a)(b)	17,193	278,815
KT&G Corp.	9,500	638,246
LG Chem Ltd.	2,854	1,254,241
LG Chem Ltd., Preference Shares	391	79,328
LG Corp.	8,794	488,950
LG Display Co. Ltd.	72,194	646,196
LG Electronics, Inc.	18,856	1,080,171
LG Electronics, Inc., Preference Shares	3,022	84,118
LG H&H Co. Ltd.	388	138,917
LG H&H Co. Ltd., Preference Shares	94	18,510
LG Innotek Co. Ltd.	1,018	211,897
LG Uplus Corp.	26,502	213,028
LOTTE Chemical Corp.	2,598	269,932
Meritz Fire & Marine Insurance Co. Ltd.	9,502	209,792
NAVER Corp.	2,120	252,266
NCSoft Corp.	693	189,736
POSCO Holdings, Inc.	9,053	1,582,503
Posco International Corp.	21,939	318,046
Samsung C&T Corp.	6,524	542,732
Samsung Electro-Mechanics Co. Ltd.	3,896	330,946
Samsung Electronics Co. Ltd.	323,615	13,494,844
Samsung Electronics Co. Ltd., Preference Shares	55,726	2,085,153
Samsung Engineering Co. Ltd.(a)(b)	15,522	259,890
Samsung Fire & Marine Insurance Co. Ltd.	2,035	285,724
Samsung Fire & Marine Insurance Co. Ltd., Preference Shares	151	16,961
Samsung Heavy Industries Co. Ltd.(a)	72,219	261,103
Samsung Life Insurance Co. Ltd.	6,483	306,753
Samsung SDI Co. Ltd.	1,567	810,754
Samsung SDI Co. Ltd., Preference Shares	36	8,618
Samsung SDS Co. Ltd.	2,209	193,847
Samsung Securities Co. Ltd.	8,348	186,071
Shinhan Financial Group Co. Ltd.	32,395	825,539
Shinsegae, Inc.	1,253	186,923
SK Hynix, Inc.	39,002	2,264,359
SK Innovation Co. Ltd.(a)	8,684	1,054,675
SK Telecom Co. Ltd.	9,930	349,253
SK, Inc.	3,962	595,225
S-Oil Corp.	6,457	391,649
Woori Financial Group, Inc.	66,267	546,623

		43,909,552

Spain-3.20%
Acciona S.A.(b)	2,365	425,650
Acerinox S.A.	26,823	234,936

	Shares	Value
Spain-(continued)
ACS Actividades de Construccion y Servicios S.A.(b)	47,577	$1,220,241
Aena SME S.A.(a)(d)	3,680	433,364
Amadeus IT Group S.A.(a)	13,795	719,073
Banco Bilbao Vizcaya Argentaria S.A.(b)	1,008,721	5,193,218
Banco de Sabadell S.A.	1,328,957	1,045,001
Banco Santander S.A.(b)	2,223,966	5,763,310
Bankinter S.A.	61,599	372,351
CaixaBank S.A.	415,441	1,376,747
Cellnex Telecom S.A.(b)(d)	11,692	382,497
Enagas S.A.	29,555	479,786
Endesa S.A.(b)	47,127	786,470
Ferrovial S.A.	25,474	622,130
Grifols S.A.(a)(b)	29,927	254,551
Grifols S.A., Class B, Preference Shares(a)	22,456	140,047
Iberdrola S.A.	639,493	6,494,246
Industria de Diseno Textil S.A.(b)	58,486	1,326,039
Inmobiliaria Colonial SOCIMI S.A.	30,915	163,010
Mapfre S.A.(b)	131,979	226,316
Merlin Properties SOCIMI S.A.	35,099	297,294
Naturgy Energy Group S.A.(b)	38,234	980,992
Red Electrica Corp. S.A.	40,170	649,129
Repsol S.A.	292,115	3,968,348
Telefonica S.A.	772,535	2,660,921

		36,215,667

Sweden-2.37%
Alfa Laval AB	15,258	375,704
Alleima AB(a)	10,850	36,938
Assa Abloy AB, Class B	38,402	774,959
Atlas Copco AB, Class A(b)	88,009	940,105
Atlas Copco AB, Class B(b)	51,754	500,846
Billerud AB(b)	20,708	267,225
Boliden AB(b)	21,867	636,393
Castellum AB(b)	18,515	211,615
Dometic Group AB(b)(d)	26,068	149,230
Electrolux AB, Class B(b)	33,976	418,949
Epiroc AB, Class A	18,660	285,461
Epiroc AB, Class B	11,187	150,183
Essity AB, Class B	47,394	1,001,023
Fabege AB	17,800	129,153
Fastighets AB Balder, Class B(a)(b)	27,661	103,868
Getinge AB, Class B	7,541	153,066
H & M Hennes & Mauritz AB, Class B(b)	89,027	895,873
Hexagon AB, Class B(b)	51,657	510,472
Holmen AB, Class B	5,984	216,931
Husqvarna AB, Class A	1,676	9,995
Husqvarna AB, Class B(b)	28,450	168,891
Industrivarden AB, Class A	19,601	443,798
Industrivarden AB, Class C(b)	14,743	331,004
Investor AB, Class A(b)	37,160	631,862
Investor AB, Class B(b)	129,303	2,110,420
Kinnevik AB, Class A(a)	1,108	13,877
Kinnevik AB, Class B(a)	17,946	221,677
Orron Energy AB	11,156	23,159
Saab AB, Class B	11,129	392,974
Sandvik AB(b)	54,310	848,283
Securitas AB, Class B(b)	61,570	503,349
Skandinaviska Enskilda Banken AB, Class A	143,529	1,513,163
Skandinaviska Enskilda Banken AB, Class C	2,170	24,743

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2022

	Shares	Value
Sweden-(continued)
Skanska AB, Class B(b)	28,386	$441,314
SKF AB, Class B(b)	42,415	613,361
SSAB AB, Class A	32,115	154,436
SSAB AB, Class B(b)	87,307	405,625
Svenska Cellulosa AB S.C.A., Class A	1,213	14,621
Svenska Cellulosa AB S.C.A., Class B(b)	33,665	396,957
Svenska Handelsbanken AB, Class A	175,388	1,629,217
Svenska Handelsbanken AB, Class B(b)	4,281	46,799
Swedbank AB, Class A	118,780	1,769,804
Swedish Match AB	64,478	662,842
Tele2 AB, Class B(b)	42,017	344,183
Telefonaktiebolaget LM Ericsson, Class A	2,020	11,992
Telefonaktiebolaget LM Ericsson, Class B	174,421	969,142
Telia Co. AB(b)	386,573	1,023,240
Trelleborg AB, Class B	19,002	418,371
Volvo AB, Class A	21,245	362,592
Volvo AB, Class B	155,836	2,549,683

		26,809,368

Switzerland-3.90%
ABB Ltd.	94,123	2,618,421
Accelleron Industries AG(a)	4,707	79,865
Adecco Group AG(b)	23,998	751,534
Alcon, Inc.	15,922	969,560
Baloise Holding AG	3,980	544,056
Barry Callebaut AG	173	327,416
Chocoladefabriken Lindt & Spruengli AG	3	291,681
Chocoladefabriken Lindt & Spruengli AG, PC	34	326,155
Cie Financiere Richemont S.A	18,773	1,837,250
Clariant AG(a)	19,067	306,939
Credit Suisse Group AG(b)	468,394	1,933,018
Dufry AG(a)(b)	7,507	247,620
Geberit AG	1,160	516,161
Georg Fischer AG	4,944	273,939
Givaudan S.A.	272	812,671
Helvetia Holding AG	3,165	314,365
Holcim AG	67,550	3,069,872
Julius Baer Group Ltd.	15,431	739,670
Kuehne + Nagel International AG, Class R(b)	2,602	554,851
Logitech International S.A., Class R(b)	4,786	238,403
Lonza Group AG	1,367	704,024
Novartis AG	117,765	9,520,049
Partners Group Holding AG(b)	439	394,541
PSP Swiss Property AG	2,596	277,564
Schindler Holding AG	1,040	163,781
Schindler Holding AG, PC	2,125	346,646
SGS S.A.	285	629,093
SIG Group AG(b)	17,666	339,639
Sika AG	2,944	664,257
Sonova Holding AG, Class A	1,279	302,512
Swatch Group AG (The)	3,697	154,567
Swatch Group AG (The), BR(b)	2,423	545,735
Swiss Life Holding AG	3,793	1,837,847
Swiss Prime Site AG	3,695	298,332
Swisscom AG	2,322	1,146,904
UBS Group AG	324,670	5,155,140
Zurich Insurance Group AG	11,312	4,829,995

		44,064,073

	Shares	Value
Turkey-0.01%
Eldorado Gold Corp.(a)	22,957	$128,077

United Kingdom-11.48%
3i Group PLC	57,685	770,753
abrdn PLC(b)	137,588	251,875
Admiral Group PLC	13,044	302,917
Ashtead Group PLC	17,222	902,199
Associated British Foods PLC	32,208	500,431
AstraZeneca PLC	51,583	6,089,860
Aviva PLC	231,068	1,112,314
B&M European Value Retail S.A.	57,468	213,451
BAE Systems PLC	274,792	2,576,613
Barclays PLC	2,158,381	3,671,913
Barratt Developments PLC	101,675	440,393
Beazley PLC	39,481	283,876
Bellway PLC	8,461	180,706
Berkeley Group Holdings PLC	11,429	456,741
BP PLC	3,954,471	21,845,202
British American Tobacco PLC	267,628	10,579,765
British Land Co. PLC (The)	82,997	349,649
BT Group PLC(b)	867,527	1,296,478
Bunzl PLC	22,292	729,168
Burberry Group PLC	20,683	432,213
Centrica PLC	631,012	556,656
CNH Industrial N.V.	83,443	1,080,782
Compass Group PLC	118,995	2,516,095
Croda International PLC	4,348	338,410
DCC PLC	10,976	611,641
Derwent London PLC	7,612	189,655
Diageo PLC	76,886	3,185,047
Direct Line Insurance Group PLC	182,338	423,649
Drax Group PLC	37,058	222,294
DS Smith PLC	122,105	407,979
easyJet PLC(a)(b)	36,515	146,473
Entain PLC	20,984	305,140
Experian PLC	26,609	849,850
Haleon PLC(a)	425,247	1,312,150
Halma PLC	8,667	211,051
Hays PLC	154,315	195,260
Hiscox Ltd.	22,890	236,979
Howden Joinery Group PLC	25,926	153,429
HSBC Holdings PLC	2,116,190	10,898,356
IG Group Holdings PLC	26,147	239,480
IMI PLC	15,043	212,687
Imperial Brands PLC	63,281	1,547,516
Inchcape PLC	22,747	194,852
Informa PLC	87,181	557,688
InterContinental Hotels Group PLC	7,634	412,751
Intermediate Capital Group PLC	12,936	158,173
International Consolidated Airlines Group S.A.(a)(b)	200,895	281,169
International Distributions Services PLC	128,979	300,415
Intertek Group PLC	7,199	302,864
Investec PLC	73,908	373,137
ITV PLC	343,434	264,927
J Sainsbury PLC	169,998	380,494
Johnson Matthey PLC(b)	41,239	918,511
Just Eat Takeaway.com N.V.(a)(b)(d)	12,863	220,700
Kingfisher PLC	261,820	659,866
Land Securities Group PLC	65,596	430,789

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2022

	Shares	Value
United Kingdom-(continued)
Legal & General Group PLC	464,016	$1,244,256
Lloyds Banking Group PLC	7,267,029	3,515,769
London Stock Exchange Group PLC	5,990	521,796
M&G PLC(b)	211,355	426,338
Man Group PLC	115,206	287,436
Marks & Spencer Group PLC(a)	313,274	380,526
Melrose Industries PLC	278,017	374,191
Micro Focus International PLC	61,625	368,808
National Grid PLC	291,852	3,186,850
NatWest Group PLC	603,558	1,631,641
Next PLC	7,074	401,450
Pearson PLC	80,812	893,584
Pennon Group PLC	34,160	329,390
Persimmon PLC	35,658	535,766
Phoenix Group Holdings PLC	67,325	420,439
Quilter PLC(d)	169,543	188,684
Reckitt Benckiser Group PLC	31,267	2,080,758
RELX PLC	67,821	1,827,987
Rentokil Initial PLC(b)	61,274	384,062
Rolls-Royce Holdings PLC(a)(b)	526,555	473,784
RS GROUP PLC	18,725	206,643
Sage Group PLC (The)	55,115	461,203
Schroders PLC(b)	44,497	200,675
Segro PLC	44,328	400,641
Severn Trent PLC	16,814	484,551
Smith & Nephew PLC	57,393	680,618
Smiths Group PLC	29,295	526,338
Spectris PLC	7,498	260,711
Spirax-Sarco Engineering PLC	1,675	207,315
SSE PLC	97,159	1,740,604
SSP Group PLC(a)	72,006	167,715
St James’s Place PLC	36,387	446,173
Standard Chartered PLC	253,538	1,518,521
Subsea 7 S.A.(b)	41,795	418,077
Tate & Lyle PLC	38,526	310,942
Taylor Wimpey PLC	526,872	568,883
Tesco PLC	659,602	1,633,540
Travis Perkins PLC	26,858	254,434
Unilever PLC	177,130	8,105,542
United Utilities Group PLC	49,781	538,421
Virgin Money UK PLC	125,833	197,179
Vodafone Group PLC	4,233,281	4,953,922
Weir Group PLC (The)	15,481	271,371
Whitbread PLC(b)	14,335	424,498
WPP PLC	124,125	1,094,701

		129,830,165

Investment Abbreviations:

BR-Bearer Shares

CDI-CREST Depository Interest

CVA-Dutch Certificates

PC-Participation Certificate

Pfd.-Preferred

REIT-Real Estate Investment Trust

RSP-Registered Savings Plan Shares

	Shares	Value
United States-3.75%
Amcor PLC, CDI	112,483	$1,301,165
Bausch Health Cos., Inc.(a)	34,350	223,116
Carnival PLC(b)	15,189	121,751
Computershare Ltd.	22,752	367,648
Ferguson PLC	12,732	1,394,070
GSK PLC	340,205	5,596,539
Nestle S.A.	124,108	13,522,594
QIAGEN N.V.(a)	6,397	276,292
Roche Holding AG	32,433	10,777,511
Roche Holding AG, BR(b)	1,203	488,292
Signify N.V.	13,216	366,521
Stellantis N.V.	267,228	3,607,811
Swiss Re AG	38,625	2,871,546
Tenaris S.A.	38,089	591,219
Waste Connections, Inc.	6,919	912,067

		42,418,142

Zambia-0.04%
First Quantum Minerals Ltd.	23,199	408,689

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.66% (Cost $1,251,414,909)		1,126,624,577

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-7.34%
Invesco Private Government Fund, 3.18%(e)(f)(g)	23,289,157	23,289,157
Invesco Private Prime Fund, 3.28%(e)(f)(g)	59,722,272	59,722,272

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $83,012,447)		83,011,429

TOTAL INVESTMENTS IN SECURITIES-107.00% (Cost $1,334,427,356)		1,209,636,006
OTHER ASSETS LESS LIABILITIES-(7.00)%		(79,098,247)

NET ASSETS-100.00%		$1,130,537,759

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2022

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2022.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $7,383,003, which represented less than 1% of the Fund’s Net Assets.

(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$99,834,166	$(99,834,166)	$-	$-	$-	$7,994

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	26,101,909	238,161,734	(240,974,486)	-	-	23,289,157	290,797	*

Invesco Private Prime Fund	60,862,717	456,531,914	(457,662,819)	(1,019)	(8,521)	59,722,272	793,060	*

Total	$86,964,626	$794,527,814	$(798,471,471)	$(1,019)	$(8,521)	$83,011,429	$1,091,851

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF–(PDN)

October 31, 2022

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.63%
Australia-6.82%
Abacus Property Group	107,245	$192,018
Adbri Ltd.	142,619	143,636
ALS Ltd.	86,720	634,384
Alumina Ltd.	213,507	184,312
Ansell Ltd.	47,394	855,541
ARB Corp. Ltd.	5,818	107,927
Atlas Arteria Ltd.	127,264	536,288
AUB Group Ltd.	10,152	134,248
Austal Ltd.	133,323	212,281
Bapcor Ltd.(a)	85,052	360,039
Beach Energy Ltd.	674,974	686,264
Bega Cheese Ltd.	85,893	176,307
Blackmores Ltd.	3,164	137,579
Boral Ltd.(a)	222,552	409,855
Breville Group Ltd.(a)	14,233	180,661
Brickworks Ltd.	15,658	221,577
BWP Trust	106,159	276,964
carsales.com Ltd.	32,542	422,839
Centuria Industrial REIT	72,845	141,140
Centuria Office REIT	106,192	102,196
Challenger Ltd.	96,705	434,103
Champion Iron Ltd.	74,638	223,364
Charter Hall Group	51,241	423,993
Charter Hall Long Wale REIT	69,981	194,660
Charter Hall Retail REIT	141,885	363,821
Charter Hall Social Infrastructure REIT	66,074	146,611
Cleanaway Waste Management Ltd.	258,413	446,154
Cochlear Ltd.	6,347	810,541
Collins Foods Ltd.	28,373	170,545
Coronado Global Resources, Inc.,CDI(b)	297,626	353,990
Corporate Travel Management Ltd.	10,318	115,264
Costa Group Holdings Ltd.	140,009	227,403
Credit Corp. Group Ltd.	8,620	102,414
Cromwell Property Group	342,770	153,429
CSR Ltd.	163,519	484,123
Domino’s Pizza Enterprises Ltd.	5,312	216,543
Downer EDI Ltd.	225,233	646,674
Eagers Automotive Ltd.	41,634	329,857
EBOS Group Ltd.	13,620	296,720
Elders Ltd.	38,974	323,985
EVT Ltd.(c)	17,720	169,286
Flight Centre Travel Group Ltd.(a)(c)	43,881	467,194
Genworth Mortgage Insurance Australia Ltd.	86,853	150,508
GrainCorp Ltd., Class A	101,379	542,601
Growthpoint Properties Australia Ltd.	76,020	161,389
GUD Holdings Ltd.	24,063	123,712
Harvey Norman Holdings Ltd.(a)	258,967	688,881
Healius Ltd.	177,230	388,721
HomeCo Daily Needs REIT(b)	243,616	199,399
IGO Ltd.	49,958	488,449
Iluka Resources Ltd.	50,547	279,588
Ingenia Communities Group	49,940	125,182
Inghams Group Ltd.(a)	104,919	169,739
Insignia Financial Ltd.(a)	216,335	435,757
InvoCare Ltd.(a)	24,163	157,910
IPH Ltd.	28,191	179,186
IRESS Ltd.	47,099	305,692

	Shares	Value
Australia-(continued)
Link Administration Holdings Ltd.	166,346	$364,849
Magellan Financial Group Ltd.(a)	34,981	222,120
Mineral Resources Ltd.	23,855	1,115,531
Monadelphous Group Ltd.	39,845	348,551
National Storage REIT	193,001	322,112
NEXTDC Ltd.(c)	43,561	231,754
nib holdings Ltd.	55,198	235,427
Nine Entertainment Co. Holdings Ltd.	326,153	429,631
Northern Star Resources Ltd.	127,868	714,628
NRW Holdings Ltd.	140,594	229,252
Nufarm Ltd.	93,480	332,951
OceanaGold Corp.(c)	246,243	357,436
oOh!media Ltd.	166,507	134,688
Orora Ltd.	253,486	491,138
OZ Minerals Ltd.	53,869	832,573
Pendal Group Ltd.	196,166	615,902
Perpetual Ltd.(a)	14,856	236,542
Perseus Mining Ltd.(a)	206,707	241,226
Platinum Asset Management Ltd.	208,862	239,067
Premier Investments Ltd.	13,997	224,028
Qube Holdings Ltd.	383,864	667,656
Ramelius Resources Ltd.	191,098	89,815
REA Group Ltd.	2,954	229,676
Reece Ltd.(a)	33,591	333,581
Regis Resources Ltd.(a)	344,251	335,700
Sandfire Resources Ltd.	72,196	160,657
SEEK Ltd.	46,034	635,533
Seven Group Holdings Ltd.	30,252	354,781
Shopping Centres Australasia Property Group	264,778	460,530
Sierra Rutile Holdings Ltd.(a)(c)	50,547	6,788
Silver Lake Resources Ltd.(c)	170,499	121,018
SmartGroup Corp. Ltd.	28,968	91,136
St Barbara Ltd.(a)(c)	428,031	139,589
Star Entertainment Group Ltd. (The)(c)	367,237	690,400
Steadfast Group Ltd.	119,902	387,957
Super Retail Group Ltd.(a)	64,686	425,217
TPG Telecom Ltd.(a)	158,877	497,810
United Malt Grp Ltd.	95,410	189,741
Viva Energy Group Ltd.(b)	331,734	600,320
Washington H Soul Pattinson & Co. Ltd.	46,303	827,260
Waypoint REIT Ltd.	215,700	376,547
Webjet Ltd.(a)(c)	58,595	197,834

		33,352,396

Austria-0.51%
AT&S Austria Technologie & Systemtechnik AG	6,364	196,558
CA Immobilien Anlagen AG	7,231	228,339
EVN AG	9,364	155,853
IMMOFINANZ AG(a)(c)	13,919	164,257
Kontron AG(a)	15,468	223,966
Lenzing AG(a)	3,935	188,235
Mayr Melnhof Karton AG	920	130,937
Oesterreichische Post AG(a)	10,546	300,708
S IMMO AG(a)	1,951	43,868
UNIQA Insurance Group AG	29,762	192,964

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2022

	Shares	Value
Austria-(continued)
Verbund AG	6,676	$522,910
Vienna Insurance Group AG Wiener Versicherung Gruppe(a)	6,165	138,011

		2,486,606

Belgium-1.08%
Ackermans & van Haaren N.V.	4,781	666,741
Aedifica S.A.(a)	4,814	367,311
Barco N.V.	17,357	375,004
Bekaert S.A.	11,570	322,473
bpost S.A.(a)	76,059	375,865
Cie d’Entreprises CFE(c)	2,479	26,314
Deme Group N.V.(c)	2,479	275,884
D’Ieteren Group(a)	4,107	683,156
Fagron(a)	11,260	140,223
Galapagos N.V.(a)(c)	9,121	416,391
KBC Ancora(a)	8,038	285,838
Melexis N.V.(a)	3,545	244,558
Montea N.V.	1,710	116,784
Ontex Group N.V.(a)(c)	35,114	207,189
Recticel S.A.(a)	11,262	155,609
Shurgard Self Storage S.A.(a)	3,881	168,967
Warehouses De Pauw C.V.A.	17,144	440,213

		5,268,520

Burkina Faso-0.09%
Endeavour Mining PLC	25,720	448,929

Cambodia-0.02%
NagaCorp Ltd.(c)	217,196	99,054

Canada-8.64%
Advantage Energy Ltd.(c)	58,663	442,967
Aecon Group, Inc.	43,077	305,065
Ag Growth International, Inc.	9,053	231,626
Alamos Gold, Inc., Class A	108,382	854,152
Altus Group Ltd.	5,335	189,339
Aritzia, Inc.(c)	5,083	196,903
Artis REIT	53,243	372,765
ATS Automation Tooling Systems, Inc.(c)	9,279	293,189
Aurora Cannabis, Inc.(c)	86,858	124,806
AutoCanada, Inc.(c)	16,166	251,962
Badger Infrastructure Solutions Ltd.	8,606	181,577
Ballard Power Systems, Inc.(a)(c)	18,743	106,078
Baytex Energy Corp.(c)	60,846	330,091
Birchcliff Energy Ltd.	94,182	731,196
BlackBerry Ltd.(c)	68,414	317,481
Boardwalk REIT, Class E	13,010	462,391
Boralex, Inc., Class A	14,716	416,758
Boyd Group Services, Inc.	3,556	505,382
Brookfield Infrastructure Corp., Class A	13,649	588,166
BRP, Inc.	5,871	392,060
Canaccord Genuity Group, Inc.	34,570	176,899
Canadian Western Bank(a)	34,050	591,610
Canfor Corp.(c)	34,891	523,602
Canopy Growth Corp.(c)	51,643	192,708
Capstone Copper Corp.(c)	48,885	113,248
Cargojet, Inc.	1,320	128,511
Cascades, Inc.	38,353	248,554
Celestica, Inc.(c)	81,796	896,485
Centerra Gold, Inc.	77,672	360,444
CES Energy Solutions Corp.	91,132	191,744

	Shares	Value
Canada-(continued)
Chartwell Retirement Residences	69,230	$400,951
Chemtrade Logistics Income Fund	53,504	289,084
Choice Properties REIT(a)	60,872	584,153
Chorus Aviation, Inc.(a)(c)	60,764	114,931
Cineplex, Inc.(c)	47,995	325,819
Cogeco Communications, Inc.	3,729	189,942
Cogeco, Inc.	2,763	117,524
Colliers International Group, Inc.	3,287	308,109
Corus Entertainment, Inc., Class B(a)	162,677	256,410
Crew Energy, Inc.(c)	80,749	356,372
Crombie REIT(a)	26,993	295,052
Cronos Group, Inc.(c)	55,499	185,126
CT REIT(a)	18,207	206,890
Descartes Systems Group, Inc. (The)(c)	5,004	344,838
Doman Building Materials Group Ltd.(a)	42,968	174,197
Dorel Industries, Inc., Class B	45,526	179,060
Dream Industrial REIT	33,949	272,528
Dream Office REIT	19,993	225,866
DREAM Unlimited Corp.	5,444	99,178
Dundee Precious Metals, Inc.	43,398	196,620
ECN Capital Corp.	51,670	155,686
Enerflex Ltd.	33,146	171,070
Enerplus Corp.	42,308	732,609
Enghouse Systems Ltd.	5,684	126,219
EQB, Inc.	5,708	202,032
Equinox Gold Corp.(c)	54,946	180,864
Exchange Income Corp.	12,245	408,451
Extendicare, Inc.(a)	37,080	190,558
Fiera Capital Corp.	33,465	212,706
First Majestic Silver Corp.	19,385	162,862
First National Financial Corp.(a)	5,677	142,336
FirstService Corp.	3,511	438,370
Fortuna Silver Mines, Inc.(c)	84,487	234,746
Freehold Royalties Ltd.(a)	16,797	208,723
GFL Environmental, Inc.	17,450	470,391
goeasy Ltd.	1,533	124,220
Granite REIT	11,480	585,930
Home Capital Group, Inc.	16,401	316,706
Hudbay Minerals, Inc.	85,958	325,797
Innergex Renewable Energy, Inc.	28,267	310,843
Interfor Corp.(c)	21,583	382,910
International Petroleum Corp.(c)	38,174	380,327
InterRent REIT	29,950	251,843
Ivanhoe Mines Ltd., Class A(c)	28,326	196,240
Kelt Exploration Ltd.(c)	46,247	199,696
Killam Apartment REIT	29,866	345,723
Labrador Iron Ore Royalty Corp.	8,174	169,227
Laurentian Bank of Canada	28,354	631,913
Lightspeed Commerce, Inc.(c)	14,144	270,738
Maple Leaf Foods, Inc.	24,632	364,591
Martinrea International, Inc.	48,145	308,131
Mullen Group Ltd.	45,929	460,957
New Gold, Inc.(c)	136,546	123,127
NFI Group, Inc.(a)	48,530	313,085
North West Co., Inc. (The)	17,620	457,922
NorthWest Healthcare Properties REIT(a)	53,323	419,845
Nuvei Corp.(b)(c)	3,640	109,409
NuVista Energy Ltd.(c)	59,283	587,158
Obsidian Energy Ltd.(c)	23,708	215,346
Osisko Gold Royalties Ltd.	26,582	284,713

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2022

	Shares	Value
Canada-(continued)
Pan American Silver Corp.	38,868	$619,757
Paramount Resources Ltd., Class A	14,316	302,892
Pason Systems, Inc.	25,052	265,754
Peyto Exploration & Development Corp.	103,135	961,752
PrairieSky Royalty Ltd.	40,370	626,245
Precision Drilling Corp.(c)	12,148	895,036
Premium Brands Holdings Corp.	7,227	425,816
Richelieu Hardware Ltd.	6,552	175,658
Ritchie Bros. Auctioneers, Inc.	16,402	1,070,179
Russel Metals, Inc.	24,090	498,383
Sandstorm Gold Ltd.	27,968	137,579
Secure Energy Services, Inc.	85,222	446,712
ShawCor Ltd.(c)	52,017	379,054
Sienna Senior Living, Inc.	27,556	237,369
Sierra Wireless, Inc.(c)	12,564	372,761
Silvercorp Metals, Inc.	49,754	121,098
Slate Grocery REIT, Class U	14,265	148,083
Sleep Country Canada Holdings, Inc.(b)	9,826	161,504
Spin Master Corp.(b)	5,749	177,437
Stelco Holdings, Inc.	12,606	317,079
Stella-Jones, Inc.	21,691	652,455
Summit Industrial Income REIT	20,892	266,654
Superior Plus Corp.	90,715	688,983
Torex Gold Resources, Inc.(c)	40,592	276,158
Toromont Industries Ltd.	11,957	917,780
TransAlta Corp.	94,980	835,571
TransAlta Renewables, Inc.	25,255	270,870
Transcontinental, Inc., Class A	32,334	368,604
Tricon Residential, Inc.	32,320	272,009
Uni-Select, Inc.(c)	16,381	443,736
Western Forest Products, Inc.	188,462	169,941
Westshore Terminals Investment Corp.	10,497	187,538
Whitecap Resources, Inc.	38,514	298,162
Winpak Ltd.	9,054	275,593

		42,278,631

China-1.06%
BeiGene Ltd., (Acquired 03/18/2022 - 10/25/2022; Cost $338,902)(c)(d)	24,000	302,681
Budweiser Brewing Co. APAC Ltd.(b)	242,167	509,640
CapitaLand China Trust	417,430	286,133
China Travel International Investment Hong Kong Ltd.(a)(c)	844,000	131,172
Chow Tai Fook Jewellery Group Ltd.	441,819	756,454
ESR Group Ltd.(b)	136,289	232,651
FIH Mobile Ltd.(a)(c)	1,417,774	115,591
Jinchuan Group International Resources Co. Ltd.	1,977,000	130,963
Kerry Logistics Network Ltd.	116,708	185,250
Lee & Man Paper Manufacturing Ltd.	334,969	101,559
Minth Group Ltd.	155,131	306,315
MMG Ltd.(a)(c)	1,332,023	263,016
Nexteer Automotive Group Ltd.(a)	477,788	258,680
Powerlong Real Estate Holdings Ltd.(a)	351,000	28,617
SITC International Holdings Co. Ltd.	140,123	229,556
TI Fluid Systems PLC(b)	54,778	87,539
Towngas Smart Energy Co. Ltd.(c)	559,000	195,832
Uni-President China Holdings Ltd.	352,349	260,339

	Shares	Value
China-(continued)
Want Want China Holdings Ltd.	785,444	$516,302
Wharf Holdings Ltd. (The)	107,048	306,150

		5,204,440

Colombia-0.15%
Frontera Energy Corp.(c)	19,200	160,463
Parex Resources, Inc.	37,022	563,995

		724,458

Denmark-1.62%
Alm Brand A/S	263,823	360,751
Bavarian Nordic A/S(c)	9,441	300,806
D/S Norden A/S	17,022	883,127
Demant A/S(c)	11,797	322,467
Dfds A/S	9,128	277,262
FLSmidth & Co. A/S(a)	31,153	720,660
GN Store Nord A/S(a)	14,145	300,832
H Lundbeck A/S	109,597	409,867
H Lundbeck A/S, Class A(c)	27,384	93,067
Matas A/S	13,265	126,970
NKT A/S(c)	13,650	682,088
Per Aarsleff Holding A/S	4,951	138,358
Ringkjoebing Landbobank A/S	4,048	440,669
ROCKWOOL A/S, Class B(a)	1,181	235,179
Royal Unibrew A/S	6,789	387,824
Scandinavian Tobacco Group A/S(b)	15,727	263,698
Schouw & Co. A/S	3,148	199,766
SimCorp A/S(a)	4,327	258,498
Spar Nord Bank A/S	15,924	192,799
Sydbank A/S	23,203	707,252
Topdanmark A/S	13,357	617,087

		7,919,027

Egypt-0.16%
Centamin PLC	783,979	800,817

Faroe Islands-0.09%
Bakkafrost P/F(a)	8,351	417,275

Finland-1.08%
Cargotec OYJ, Class B(a)	23,210	873,541
Citycon OYJ(a)	33,760	210,377
Finnair OYJ(a)(c)	523,013	221,759
Kemira OYJ	22,913	302,552
Kojamo OYJ(a)	44,117	574,252
Konecranes OYJ	27,480	691,491
Metsa Board OYJ	47,989	360,942
Metso Outotec OYJ(a)	79,725	605,313
Terveystalo OYJ(a)(b)	15,712	97,211
TietoEVRY OYJ(a)	34,420	821,220
Tokmanni Group Corp.	18,092	218,866
Uponor OYJ(a)	13,540	179,858
YIT OYJ(a)	59,304	148,760

		5,306,142

France-3.01%
ALD S.A.(b)	23,990	256,074
Alten S.A.	4,898	572,684
BioMerieux	5,041	446,113
Casino Guichard Perrachon S.A.(a)(c)	42,253	406,750
Cie Plastic Omnium S.A.	26,795	375,792
Coface S.A.(c)	42,470	473,061
Dassault Aviation S.A.	6,039	897,685

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2022

	Shares	Value
France-(continued)
Derichebourg S.A.	36,740	$160,572
Elior Group S.A.(a)(b)(c)	93,293	207,464
Eramet S.A.(a)	2,836	185,977
Fnac Darty S.A.(a)	6,776	209,484
Gaztransport Et Technigaz S.A., (Acquired 03/15/2018 - 10/25/2022; Cost $397,064)(a)(d)	4,339	504,751
ICADE	12,309	458,157
Imerys S.A.(a)	16,038	657,190
Ipsen S.A.	6,083	625,262
Ipsos	9,839	476,495
JCDecaux S.A.(c)	14,311	180,623
Korian S.A.	24,009	226,852
La Francaise des Jeux SAEM(b)	14,523	473,676
Lagardere S.A.	12,653	221,224
Maisons du Monde S.A.(a)(b)	17,891	175,411
Mercialys S.A.(a)	45,896	397,592
Metropole Television S.A.(a)	12,555	129,920
Nexans S.A.	10,880	1,017,258
Nexity S.A.(a)	13,254	265,660
Remy Cointreau S.A.(a)	2,515	385,532
Sartorius Stedim Biotech	721	228,887
SMCP S.A.(b)(c)	41,942	263,851
Societe BIC S.A.	9,767	560,852
SOITEC(a)(c)	1,565	201,003
Somfy S.A.	1,020	108,675
Sopra Steria Group SACA	3,859	511,082
Television Francaise 1(a)	32,581	206,733
Trigano S.A.(a)	1,914	195,981
Vallourec S.A.(c)	62,282	663,271
Verallia S.A.(b)	21,201	600,961
Virbac S.A.	558	136,772
Wendel SE	8,283	649,190

		14,714,517

Germany-4.26%
1&1 AG	13,730	181,025
ADLER Group S.A.(a)(b)(c)	77,316	114,776
ADVA Optical Networking SE(c)	5,110	104,646
Amadeus Fire AG	1,012	102,222
Auto1 Group SE(b)(c)	17,568	118,331
Bechtle AG	17,321	599,173
Bilfinger SE	14,615	407,342
CANCOM SE	8,258	204,371
Carl Zeiss Meditec AG, BR	2,493	301,958
CECONOMY AG(a)	126,147	205,593
CompuGroup Medical SE & Co. KGaA	3,989	126,161
Corestate Capital Holding S.A.(a)(c)	13,950	12,891
CTS Eventim AG& Co. KGaA(c)	6,067	289,862
Deutsche EuroShop AG	4,558	97,756
Deutsche Pfandbriefbank AG(b)	61,388	457,777
Deutsche Wohnen SE	14,630	295,264
Deutz AG	64,287	242,970
DIC Asset AG	11,740	80,991
Draegerwerk AG& Co. KGaA	1,325	47,865
Draegerwerk AG& Co. KGaA, Preference Shares	3,901	157,114
Duerr AG	22,618	598,654
DWS Group GmbH & Co. KGaA(b)	16,948	458,966
ElringKlinger AG	21,890	156,746

	Shares	Value
Germany-(continued)
Encavis AG	18,556	$345,706
Evotec SE(c)	11,506	219,649
Fielmann AG	5,594	178,360
Fraport AG Frankfurt Airport Services Worldwide(c)	12,103	466,997
Fuchs Petrolub SE	8,399	202,548
Fuchs Petrolub SE, Preference Shares	17,625	505,171
Gerresheimer AG	10,485	601,046
Grand City Properties S.A.	44,938	437,483
GRENKE AG	6,906	140,879
Heidelberger Druckmaschinen AG(a)(c)	203,271	280,862
Hella GmbH & Co. KGaA	7,810	610,188
HelloFresh SE(c)	9,951	199,259
Hornbach Holding AG& Co. KGaA	4,178	284,924
Instone Real Estate Group SE(b)	14,449	105,249
Jenoptik AG	11,407	250,511
Jungheinrich AG, Preference Shares	13,339	331,963
Kloeckner & Co. SE(a)	57,426	450,367
Krones AG	4,758	440,866
Leoni AG(a)(c)	22,571	159,168
METRO AG(c)	62,258	475,648
MorphoSys AG(c)	7,183	135,988
Nemetschek SE	2,155	103,002
Nordex SE(a)(c)	54,486	509,325
Norma Group SE	8,514	135,058
Rational AG	282	159,146
Sartorius AG	61	17,996
Sartorius AG, Preference Shares	768	271,058
Schaeffler AG, Preference Shares(a)	87,700	451,161
Scout24 SE(b)	17,903	917,988
Siltronic AG	5,945	370,466
Sirius Real Estate Ltd.	197,299	160,148
Sixt SE	3,216	301,961
Sixt SE, Preference Shares	4,158	242,464
Software AG	15,351	336,519
Softwareone Holding AG(a)(c)	36,063	406,125
Stabilus SE	3,647	200,231
Stroeer SE & Co. KGaA	6,226	253,892
Suedzucker AG	40,544	516,925
Synlab AG	15,424	198,633
Talanx AG	15,681	589,246
TeamViewer AG(b)(c)	13,142	126,434
Traton SE	21,624	269,930
Vantage Towers AG	12,695	357,342
Vitesco Technologies Group AG(c)	20,172	1,080,586
Wacker Chemie AG	4,545	529,613
Wacker Neuson SE	9,107	143,745

		20,834,280

Ghana-0.05%
Tullow Oil PLC(a)(c)	486,455	226,832

Hong Kong-1.42%
ASMPT Ltd.	99,658	548,447
Bank of East Asia Ltd. (The)	129,797	124,343
Cathay Pacific Airways Ltd.(c)	369,307	334,970
CK Infrastructure Holdings Ltd.	125,263	595,210
Cowell e Holdings, Inc.(c)	311,550	381,011
DFI Retail Group Holdings Ltd.	60,088	134,597
Hang Lung Properties Ltd.	399,862	502,766
Huabao International Holdings Ltd.	497,692	229,513

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2022

	Shares	Value
Hong Kong-(continued)
Hysan Development Co. Ltd.	102,937	$224,499
Kerry Properties Ltd.	93,684	148,227
Man Wah Holdings Ltd.	338,698	188,984
Melco International Development Ltd.(a)(c)	189,406	98,927
Orient Overseas International Ltd.(a)	30,500	445,658
Pacific Basin Shipping Ltd.	957,375	231,726
PCCW Ltd.	463,311	177,065
Singamas Container Holdings Ltd.	1,184,000	90,499
Sino Land Co. Ltd.	373,667	399,379
Swire Pacific Ltd., Class A	81,000	536,055
Swire Pacific Ltd., Class B	140,000	144,283
Swire Properties Ltd.	213,050	409,281
Truly International Holdings Ltd.	1,156,000	141,373
United Energy Group Ltd.	2,224,000	215,321
Vinda International Holdings Ltd.(a)	64,000	120,013
Vitasoy International Holdings Ltd.(a)(c)	194,545	332,096
VTech Holdings Ltd.	33,468	178,002

		6,932,245

Iraq-0.03%
Gulf Keystone Petroleum Ltd.	70,364	169,319

Ireland-0.44%
AIB Group PLC	354,218	1,025,768
C&C Group PLC(a)(c)	107,410	202,195
Dalata Hotel Group PLC	38,475	123,397
Glanbia PLC(a)	52,720	609,117
Glenveagh Properties PLC(b)(c)	136,186	133,254
Greencore Group PLC(a)(c)	108,486	83,687

		2,177,418

Israel-2.39%
Airport City Ltd.(c)	15,602	259,553
Alony Hetz Properties & Investments Ltd.	22,858	269,529
Amot Investments Ltd.	28,961	176,095
Ashtrom Group Ltd.	7,130	155,890
Azrieli Group Ltd.	6,045	450,176
Big Shopping Centers Ltd.	1,086	122,378
Clal Insurance Enterprises Holdings Ltd.(c)	15,499	268,673
Delek Group Ltd.(c)	4,665	716,550
El Al Israel Airlines(a)(c)	168,996	194,949
Elbit Systems Ltd.	4,882	992,075
Elco Ltd.	2,008	116,389
Electra Ltd.	256	149,658
FIBI Holdings Ltd.	3,733	176,812
First International Bank of Israel Ltd. (The)	15,236	661,042
Formula Systems 1985 Ltd.	2,125	173,285
G City Ltd.	43,151	140,015
Harel Insurance Investments & Financial Services Ltd.	35,484	343,195
Isracard Ltd.	45,510	135,256
Israel Corp. Ltd. (The)	864	375,844
Matrix IT Ltd.	6,031	130,696
Melisron Ltd.(a)	3,485	259,828
Migdal Insurance & Financial Holdings Ltd.	108,918	131,184
Mivne Real Estate KD Ltd.	97,177	303,721
Nice Ltd.(c)	4,049	770,570
Norstar Holdings, Inc.(a)	16,284	84,948
Nova Ltd.(c)	1,499	110,524
Oil Refineries Ltd.	1,116,859	418,247
Partner Communications Co. Ltd.(c)	34,884	264,145

	Shares	Value
Israel-(continued)
Paz Oil Co. Ltd.(c)	2,516	$301,891
Phoenix Holdings Ltd. (The)	39,693	432,061
Plus500 Ltd.	39,188	814,400
Reit 1 Ltd.	30,408	160,270
Shikun & Binui Ltd.(c)	49,187	196,078
Shufersal Ltd.	52,352	358,930
Strauss Group Ltd.	8,130	204,388
Tower Semiconductor Ltd.(c)	20,095	863,294

		11,682,539

Italy-2.86%
ACEA S.p.A.	16,575	208,869
Amplifon S.p.A.(a)	10,434	259,255
Anima Holding S.p.A.(b)	103,435	320,593
Autogrill S.p.A.(a)(c)	83,760	524,024
Banca Generali S.p.A.(a)	18,694	559,091
Banca IFIS S.p.A.	19,104	225,633
Banca Mediolanum S.p.A.	102,029	764,371
Banca Monte dei Paschi di Siena S.p.A.(a)(c)	2,914	5,500
Banca Popolare di Sondrio S.p.A.	102,793	368,792
BFF Bank S.p.A.(b)	59,389	419,098
Brembo S.p.A.(a)	45,327	473,973
Buzzi Unicem S.p.A.(a)	42,728	709,257
Danieli & C. Officine Meccaniche S.p.A.	3,986	81,352
Danieli & C. Officine Meccaniche S.p.A., RSP	13,037	179,103
Davide Campari-Milano N.V.(a)	48,962	440,074
De’ Longhi S.p.A.(a)	17,804	307,413
DiaSorin S.p.A.(a)	2,375	310,552
Enav S.p.A.(a)(b)	72,183	278,948
ERG S.p.A.	24,505	768,728
Esprinet S.p.A.	34,378	229,178
Infrastrutture Wireless Italiane S.p.A.(b)	68,151	601,634
Interpump Group S.p.A.(a)	10,653	412,522
Iren S.p.A.	260,914	387,843
Maire Tecnimont S.p.A.(a)	94,762	294,274
MFE-MediaForEurope N.V., Class A(a)	458,820	160,802
MFE-MediaForEurope N.V., Class B(a)	265,355	132,443
Nexi S.p.A.(a)(b)(c)	31,551	273,479
OVS S.p.A.(a)(b)	164,489	307,263
Piaggio & C S.p.A.	85,285	219,158
PRADA S.p.A.	79,213	360,754
Recordati Industria Chimica e Farmaceutica S.p.A.(a)	16,303	612,781
Reply S.p.A.(a)	1,905	207,297
Salvatore Ferragamo S.p.A.(a)	14,151	208,114
Saras S.p.A.(c)	896,539	1,083,694
Sesa S.p.A.(a)	1,209	131,082
Technogym S.p.A.(a)(b)	28,399	195,355
Unieuro S.p.A.(a)(b)	22,780	245,860
UnipolSai Assicurazioni S.p.A.(a)	179,349	404,507
Webuild S.p.A.(a)	216,748	294,985
Webuild S.p.A., Wts., expiring 08/02/2030(c)	6,553	0

		13,967,651

Japan-30.36%
77 Bank Ltd. (The)	20,340	246,458
ABC-Mart, Inc.	10,428	465,150
Acom Co. Ltd.	176,348	385,596
Activia Properties, Inc.	217	643,109
Adastria Co. Ltd.	19,325	262,893
ADEKA Corp.	21,285	318,770

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2022

	Shares	Value
Japan-(continued)
Advance Residence Investment Corp.	293	$682,060
Aeon Delight Co. Ltd.(a)	6,757	135,199
AEON Financial Service Co. Ltd.	67,500	661,217
Aeon Mall Co. Ltd.	63,883	694,983
AEON REIT Investment Corp.	457	491,943
Aica Kogyo Co. Ltd.	11,144	239,922
Aichi Financial Group, Inc.	16,216	207,289
Aiful Corp.	109,174	297,477
Ain Holdings, Inc.	9,751	410,023
Air Water, Inc.	58,511	654,649
Alconix Corp.	23,290	214,512
Alfresa Holdings Corp.	56,281	647,874
Alpen Co. Ltd.(a)	11,152	151,935
Amano Corp.	10,465	179,328
Anritsu Corp.	36,755	370,678
Aoyama Trading Co. Ltd.	52,032	363,368
Arclands Corp.	14,708	145,957
Ariake Japan Co. Ltd.	4,347	150,618
As One Corp.	3,438	147,110
Asahi Holdings, Inc.	28,504	364,175
Asahi Intecc Co. Ltd.	12,969	221,102
Asanuma Corp.	11,364	209,259
Asics Corp.	48,882	751,145
ASKUL Corp.	19,713	206,235
Autobacs Seven Co. Ltd.	23,216	221,016
Avex, Inc.	19,506	218,767
Azbil Corp.	27,178	739,631
Bank of Kyoto Ltd. (The)	19,605	706,986
Bell System24 Holdings, Inc.	16,174	150,494
Benesse Holdings, Inc.	20,235	298,689
Bic Camera, Inc.(a)	56,779	441,977
BIPROGY, Inc.	21,936	474,479
BML, Inc.	7,417	167,916
Calbee, Inc.	26,577	533,739
Canon Marketing Japan, Inc.	12,318	260,225
Capcom Co. Ltd.	17,199	479,630
Chiyoda Corp.(a)(c)	102,360	254,118
Chugin Financial Group, Inc.	27,217	164,069
Chugoku Electric Power Co., Inc. (The)(a)	119,663	561,946
Citizen Watch Co. Ltd.	171,502	721,154
CKD Corp.	21,525	264,582
CMK Corp.	33,014	119,053
Coca-Cola Bottlers Japan Holdings, Inc.	47,721	431,507
Colowide Co. Ltd.(a)	22,532	276,657
Comforia Residential REIT, Inc.	147	312,029
Cosmo Energy Holdings Co. Ltd.(a)	35,005	900,825
Cosmos Pharmaceutical Corp.	4,530	438,874
CyberAgent, Inc.	65,403	538,590
Daicel Corp.	76,412	435,950
Daido Steel Co. Ltd.	10,876	282,446
Daihen Corp.(a)	5,335	138,010
Daiichikosho Co. Ltd.	7,177	206,182
Daiki Aluminium Industry Co. Ltd.	16,050	138,542
Daio Paper Corp.	16,772	123,899
Daiseki Co. Ltd.	8,108	250,929
Daiwa Office Investment Corp.	76	358,946
Daiwa Securities Living Investments Corp.	479	371,895
Daiwabo Holdings Co. Ltd.	21,976	284,320
DCM Holdings Co. Ltd.	28,002	218,349
DeNA Co. Ltd.	35,800	467,506

	Shares	Value
Japan-(continued)
Denka Co. Ltd.	33,446	$775,197
Descente Ltd.	7,597	182,980
Dexerials Corp.(a)	9,725	227,365
DIC Corp.	22,792	383,049
Digital Garage, Inc.	4,998	120,045
DMG Mori Co. Ltd.	63,847	740,983
Doutor Nichires Holdings Co. Ltd.	14,471	161,616
DTS Corp.	8,037	191,415
Duskin Co. Ltd.	7,656	146,903
DyDo Group Holdings, Inc.(a)	3,941	120,376
Earth Corp.	3,867	133,986
EDION Corp.	38,548	306,288
Elecom Co. Ltd.(a)	15,187	141,004
en Japan, Inc.	6,616	115,241
Exedy Corp.	11,984	140,533
EXEO Group, Inc.	28,160	412,828
Ezaki Glico Co. Ltd.	14,416	324,429
Fancl Corp.	8,770	166,449
FCC Co. Ltd.	15,368	149,508
Financial Products Group Co. Ltd.	23,341	182,475
Food & Life Cos. Ltd.	12,944	218,498
FP Corp.(a)	11,248	268,269
Frontier Real Estate Investment Corp.	118	416,793
Fuji Corp.	33,273	440,551
Fuji Media Holdings, Inc.	40,994	285,456
Fuji Oil Holdings, Inc.	18,579	292,619
Fuji Seal International, Inc.	13,606	159,554
Fuji Soft, Inc.	4,513	245,940
Fujikura Ltd.	150,290	889,798
Fujimi, Inc.	2,956	123,701
Fujitec Co. Ltd.	13,036	259,431
Fujitsu General Ltd.(a)	18,336	419,433
Fukuoka REIT Corp.	134	156,507
Fukuyama Transporting Co. Ltd.	4,784	104,444
Furukawa Electric Co. Ltd.	48,651	751,523
Fuyo General Lease Co. Ltd.	2,652	147,378
Gakken Holdings Co. Ltd.	19,463	128,457
Global One Real Estate Investment Corp.	244	188,456
GLOBERIDE, Inc.	8,626	135,453
Glory Ltd.	10,853	167,576
GMO Internet Group, Inc.	15,077	260,793
GOLDWIN, Inc.	5,095	266,688
GS Yuasa Corp.(a)	40,687	620,563
GungHo Online Entertainment, Inc.	9,119	135,158
Gunma Bank Ltd. (The)	177,632	484,011
H.I.S. Co. Ltd.(a)(c)	27,744	384,330
H.U. Group Holdings, Inc.	32,278	601,541
H2O Retailing Corp.	41,016	344,939
Hachijuni Bank Ltd. (The)(a)	105,830	337,494
Hakuhodo DY Holdings, Inc.	56,709	479,204
Hamamatsu Photonics K.K	15,481	702,001
Hanwa Co. Ltd.	8,026	194,393
Haseko Corp.	62,963	648,968
Hazama Ando Corp.(a)	55,350	321,371
Heiwa Corp.(a)	13,253	213,995
Heiwa Real Estate Co. Ltd.	8,169	226,985
Heiwa Real Estate REIT, Inc.	180	186,618
Hikari Tsushin, Inc.	7,316	884,506
Hirata Corp.	4,092	120,033
Hirogin Holdings, Inc.(a)	56,627	233,541

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2022

	Shares	Value
Japan-(continued)
Hisamitsu Pharmaceutical Co., Inc.	28,086	$693,481
Hitachi Transport System Ltd.	12,627	755,233
Hitachi Zosen Corp.	130,335	753,240
Hokkaido Electric Power Co., Inc.(a)	63,617	193,888
Hokkoku Financial Holdings, Inc.(a)	11,409	348,484
Hokuetsu Corp.	36,014	187,054
Hokuhoku Financial Group, Inc.	39,582	237,809
Hokuriku Electric Power Co.(a)	47,717	159,875
Horiba Ltd.	11,260	463,627
Hoshino Resorts REIT, Inc.(a)	48	227,995
Hoshizaki Corp.	20,912	600,058
Hosiden Corp.	31,561	333,372
House Foods Group, Inc.(a)	17,191	321,879
Hulic Reit, Inc.	307	359,597
Ichigo Office REIT Investment Corp.(a)	301	169,905
Idec Corp.	8,925	191,548
IDOM, Inc.	47,470	237,933
Iino Kaiun Kaisha Ltd.	27,407	136,634
Inabata & Co. Ltd.	10,338	170,892
Industrial & Infrastructure Fund Investment Corp.	360	380,260
INFRONEER Holdings, Inc.	52,846	366,919
Internet Initiative Japan, Inc.	25,086	394,598
Invincible Investment Corp.	1,712	537,898
IRISO Electronics Co. Ltd.	5,741	166,859
Ishihara Sangyo Kaisha Ltd.	25,889	178,707
Ito En Ltd.(a)	12,055	425,800
Itochu Techno-Solutions Corp.	28,827	669,110
Itoham Yonekyu Holdings, Inc.	32,604	145,872
Iwatani Corp.	16,592	611,728
Iyogin Holdings, Inc.	47,994	225,060
Izumi Co. Ltd.(a)	12,895	260,182
J Trust Co. Ltd.	57,727	254,001
Jaccs Co. Ltd.	7,597	184,514
JAFCO Group Co. Ltd.	43,134	662,528
Japan Airport Terminal Co. Ltd.(c)	9,213	395,458
Japan Aviation Electronics Industry Ltd.	25,574	399,005
Japan Display, Inc.(a)(c)	1,082,677	364,207
Japan Excellent, Inc.	365	337,656
Japan Hotel REIT Investment Corp.	1,399	736,985
Japan Lifeline Co. Ltd.	22,053	148,964
Japan Logistics Fund, Inc.	181	387,853
Japan Petroleum Exploration Co. Ltd.	27,707	719,541
Japan Prime Realty Investment Corp.	248	673,247
Japan Securities Finance Co. Ltd.(a)	25,265	151,452
Japan Steel Works Ltd. (The)	19,540	404,249
Jeol Ltd.	4,365	160,345
Joyful Honda Co. Ltd.(a)	15,194	185,434
Juki Corp.	29,459	144,684
JVCKenwood Corp.	187,875	273,025
Kadokawa Corp.	16,374	294,354
Kagome Co. Ltd.	18,014	360,438
Kakaku.com, Inc.	16,542	280,569
Kaken Pharmaceutical Co. Ltd.	7,287	186,544
Kamigumi Co. Ltd.	27,214	517,786
Kanamoto Co. Ltd.(a)	13,526	195,471
Kaneka Corp.	14,026	348,208
Kanematsu Corp.	21,172	209,533
Kanto Denka Kogyo Co. Ltd.	16,168	103,338
Keihan Holdings Co. Ltd.	34,024	875,580

	Shares	Value
Japan-(continued)
Keikyu Corp.	78,210	$803,490
Kenedix Office Investment Corp.(a)	236	537,464
Kenedix Residential Next Investment Corp.	212	310,651
Kenedix Retail REIT Corp.	161	289,537
Kewpie Corp.	34,089	538,736
KH Neochem Co. Ltd.	13,338	227,841
Kinden Corp.	22,032	224,419
Kobayashi Pharmaceutical Co. Ltd.(a)	7,328	389,486
Koei Tecmo Holdings Co. Ltd.(a)	19,057	288,224
Kohnan Shoji Co. Ltd.(a)	7,781	163,069
Kokuyo Co. Ltd.	16,583	205,956
Komeri Co. Ltd.	8,266	144,315
Konami Group Corp.	17,221	756,572
Kose Corp.	5,748	575,051
K’s Holdings Corp.	79,864	626,511
Kumagai Gumi Co. Ltd.	15,711	265,735
Kureha Corp.	8,297	533,652
Kusuri no Aoki Holdings Co. Ltd.	5,099	246,314
KYB Corp.	11,422	250,134
Kyoritsu Maintenance Co. Ltd.(a)	6,929	285,766
Kyudenko Corp.	8,843	188,003
Kyushu Financial Group, Inc.	71,094	179,846
LaSalle Logiport REIT	251	267,997
Lasertec Corp.	1,171	167,730
Leopalace21 Corp.(a)(c)	98,389	187,332
Life Corp.	8,850	132,064
Lintec Corp.	13,604	204,287
M3, Inc.	16,018	479,134
Mabuchi Motor Co. Ltd.	19,073	518,417
Macnica Holdings, Inc.	15,568	311,915
Makino Milling Machine Co. Ltd.	10,832	334,868
Mandom Corp.	16,854	170,882
Maruha Nichiro Corp., Class C	9,774	150,784
Maruichi Steel Tube Ltd.	12,120	229,215
Matsuda Sangyo Co. Ltd.	8,758	131,044
Matsui Securities Co. Ltd.(a)	31,966	170,330
Maxell Ltd.	24,189	200,985
MCJ Co. Ltd.	20,432	129,216
Medipal Holdings Corp.	46,140	572,734
Megachips Corp.	5,355	91,943
Megmilk Snow Brand Co. Ltd.	10,734	116,992
Meidensha Corp.(a)	9,697	129,241
Meiko Electronics Co. Ltd.	6,973	123,993
Meitec Corp.(a)	18,707	315,779
Menicon Co. Ltd.	7,882	135,065
Mirai Corp.(a)	492	158,555
MIRAIT ONE Corp.	20,328	195,437
Mitsubishi Estate Logistics REIT Investment Corp.(a)	55	162,815
Mitsubishi Logistics Corp.	20,452	449,260
Mitsui E&S Holdings Co. Ltd.(c)	137,080	384,582
Mitsui Fudosan Logistics Park, Inc.	81	268,665
Mitsui Matsushima Holdings Co. Ltd.(a)	12,136	195,878
Miura Co. Ltd.	18,411	375,937
Mixi, Inc.	28,414	445,800
Monex Group, Inc.	59,653	207,894
MonotaRO Co. Ltd.	10,810	164,948
Mori Hills REIT Investment Corp.	363	397,350
Mori Trust Sogo Reit, Inc.	205	204,538
Morinaga & Co. Ltd.(a)	12,370	309,593

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2022

	Shares	Value
Japan-(continued)
Morinaga Milk Industry Co. Ltd.	13,688	$388,626
Musashi Seimitsu Industry Co. Ltd.	20,490	236,696
Nachi-Fujikoshi Corp.	5,645	148,118
Nagase & Co. Ltd.	14,265	194,634
Namura Shipbuilding Co. Ltd.(a)(c)	71,131	260,816
Nankai Electric Railway Co. Ltd.	19,870	402,386
NEC Networks & System Integration Corp.	24,027	257,672
NET One Systems Co. Ltd.	22,977	473,035
Nexon Co. Ltd.	46,751	785,395
NHK Spring Co. Ltd.	75,225	417,031
Nichias Corp.	13,892	214,593
Nichicon Corp.(a)	27,721	261,292
Nichi-iko Pharmaceutical Co. Ltd.(a)(c)	33,349	104,556
Nifco, Inc.	23,969	557,156
Nihon Kohden Corp.	22,221	498,584
Nihon M&A Center Holdings, Inc.	17,722	200,667
Nikkiso Co. Ltd.	30,021	200,362
Nippon Accommodations Fund, Inc.	97	413,099
Nippon Carbon Co. Ltd.	5,284	149,844
Nippon Chemi-Con Corp.(c)	17,893	225,596
Nippon Denko Co. Ltd.(a)	58,505	133,829
Nippon Gas Co. Ltd.	30,973	450,316
Nippon Kayaku Co. Ltd.	24,999	198,801
Nippon Light Metal Holdings Co. Ltd.	28,792	281,072
Nippon Paint Holdings Co. Ltd.(a)	109,147	697,613
Nippon Paper Industries Co. Ltd.(a)	61,018	355,512
NIPPON REIT Investment Corp.	131	323,457
Nippon Sanso Holdings Corp.	51,415	820,509
Nippon Sheet Glass Co. Ltd.(a)(c)	88,102	328,971
Nippon Shinyaku Co. Ltd.	8,266	458,249
Nippon Shokubai Co. Ltd.	6,240	224,184
Nippon Steel Trading Corp.	4,806	165,551
Nippon Suisan Kaisha Ltd.	145,183	517,691
Nippon Television Holdings, Inc.	21,433	160,061
Nippon Yakin Kogyo Co. Ltd.(a)	10,543	200,880
Nipro Corp.	43,154	325,756
Nishimatsu Construction Co. Ltd.(a)	16,074	391,482
Nishimatsuya Chain Co. Ltd.(a)	20,707	190,164
Nishi-Nippon Financial Holdings, Inc.	42,753	218,029
Nishi-Nippon Railroad Co. Ltd.(a)	9,929	194,993
Nissha Co. Ltd.	22,518	265,577
Nisshin Seifun Group, Inc.	64,407	696,784
Nisshinbo Holdings, Inc.	98,769	685,771
Nissin Electric Co. Ltd.	19,027	176,912
Nitto Boseki Co. Ltd.(a)	6,416	95,354
NOF Corp.	18,558	639,264
Nojima Corp.	17,992	150,100
NOK Corp.	26,623	217,806
Nomura Co. Ltd.	24,737	181,240
Noritz Corp.	12,238	125,809
NS Solutions Corp.	7,316	168,583
NS United Kaiun Kaisha Ltd.	6,169	153,566
NSD Co. Ltd.	9,783	167,443
NTN Corp.(a)	486,202	866,845
NTT UD REIT Investment Corp.(a)	369	361,465
Obic Co. Ltd.	5,383	810,157
Okamura Corp.	19,835	182,690
Oki Electric Industry Co. Ltd.(a)	32,337	160,342
OKUMA Corp.	12,288	412,535
Okumura Corp.	8,013	151,597

	Shares	Value
Japan-(continued)
One REIT, Inc.	72	$120,085
Onward Holdings Co. Ltd.(a)	106,819	222,787
Open House Group Co. Ltd.	19,337	689,515
Organo Corp.	9,996	173,174
Orient Corp.(a)	42,999	348,598
OSG Corp.(a)	20,773	264,563
Outsourcing, Inc.	45,126	353,697
Paltac Corp.	7,299	207,722
Park24 Co. Ltd.(c)	46,917	626,570
Pasona Group, Inc.(a)	11,647	160,794
Penta-Ocean Construction Co. Ltd.	102,279	509,210
Pigeon Corp.	28,060	367,752
Pilot Corp.	4,650	181,138
Pola Orbis Holdings, Inc.	28,806	318,807
Press Kogyo Co. Ltd.	77,304	216,359
Pressance Corp.	11,052	113,617
Prima Meat Packers Ltd.	8,126	107,538
Raito Kogyo Co. Ltd.	13,200	180,192
Relo Group, Inc.(a)	30,795	435,504
Rengo Co. Ltd.	71,007	394,125
Resorttrust, Inc.	25,585	394,185
Rinnai Corp.	12,177	830,725
Rohto Pharmaceutical Co. Ltd.	18,014	560,533
Round One Corp.	63,477	270,333
Royal Holdings Co. Ltd.(a)(c)	11,547	184,740
Saizeriya Co. Ltd.(a)	8,027	149,917
Sakai Chemical Industry Co. Ltd.	10,810	142,911
Sakata Seed Corp.	6,796	224,041
SAMTY Co. Ltd.	12,585	199,060
San-In Godo Bank Ltd. (The)	29,906	142,453
Sanken Electric Co. Ltd.	8,838	303,846
Sankyo Co. Ltd.	20,185	667,469
Sankyu, Inc.	15,747	470,921
Sanoh Industrial Co. Ltd.(a)	29,887	136,531
Sanrio Co. Ltd.(a)	8,355	222,879
Sanwa Holdings Corp.	35,155	303,217
Sanyo Chemical Industries Ltd.	4,982	141,280
Sanyo Denki Co. Ltd.	4,369	160,198
Sanyo Special Steel Co. Ltd.(a)	15,336	197,381
Sapporo Holdings Ltd.(a)	23,013	507,839
Sawai Group Holdings Co. Ltd.	8,339	240,405
SBS Holdings, Inc.	7,590	148,088
SCREEN Holdings Co. Ltd.	8,740	481,586
SCSK Corp.	37,777	558,388
Seiko Holdings Corp.	8,734	185,098
Seino Holdings Co. Ltd.	33,483	257,709
Seiren Co. Ltd.(a)	14,480	227,281
Sekisui House REIT, Inc.(a)	969	522,198
Senko Group Holdings Co. Ltd.	33,681	225,242
Senshu Ikeda Holdings, Inc.	160,221	229,603
Seven Bank Ltd.(a)	363,039	654,586
Shibaura Machine Co. Ltd.	10,812	210,370
Shiga Bank Ltd. (The)	10,543	178,536
Shikoku Electric Power Co., Inc.	49,240	237,197
Shindengen Electric Manufacturing Co. Ltd.(a)	7,854	194,454
Shinko Electric Industries Co. Ltd.	8,388	202,314
Shinsei Bank Ltd.(a)	41,682	619,755
Ship Healthcare Holdings, Inc.(a)	22,757	436,507
SHO-BOND Holdings Co. Ltd.	6,958	301,474

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2022

	Shares	Value
Japan-(continued)
Shochiku Co. Ltd.(c)	2,168	$172,261
Siix Corp.	19,380	149,814
SKY Perfect JSAT Holdings, Inc.(a)	61,088	214,128
Sodick Co. Ltd.	31,958	166,203
Sohgo Security Services Co. Ltd.	26,902	671,487
Sotetsu Holdings, Inc.(a)	14,604	221,367
Square Enix Holdings Co. Ltd.	17,150	766,145
Star Micronics Co. Ltd.	16,011	183,663
Starts Corp., Inc.	7,665	135,627
Sugi Holdings Co. Ltd.	14,284	573,724
Sumitomo Bakelite Co. Ltd.	13,237	358,900
Sumitomo Mitsui Construction Co. Ltd.	54,231	159,444
Sumitomo Osaka Cement Co. Ltd.	19,473	414,654
Sumitomo Pharma Co. Ltd.	93,322	651,091
Sumitomo Warehouse Co. Ltd. (The)(a)	14,487	196,786
Sundrug Co. Ltd.	26,087	607,266
Suruga Bank Ltd.	198,219	525,437
Suzuken Co. Ltd.	18,433	410,490
SWCC Showa Holdings Co. Ltd.(a)	15,674	188,655
Tadano Ltd.	27,070	165,733
Taiheiyo Cement Corp.	50,904	692,145
Taisho Pharmaceutical Holdings Co. Ltd.	14,957	539,372
Taiyo Holdings Co. Ltd.	9,942	175,516
Takara Holdings, Inc.	44,236	308,329
Takasago Thermal Engineering Co. Ltd.	12,921	157,345
Takeuchi Manufacturing Co. Ltd.	13,955	281,663
Takuma Co. Ltd.	16,527	137,433
Tama Home Co. Ltd.(a)	8,758	137,585
Tamura Corp.(a)	42,865	213,409
TBS Holdings, Inc.	24,416	253,137
TechnoPro Holdings, Inc.	16,143	385,017
Toagosei Co. Ltd.	19,658	151,170
Tocalo Co. Ltd.	17,833	142,774
Toda Corp.(a)	30,036	150,145
Toei Co. Ltd.(a)	1,341	165,195
Toho Co. Ltd.	22,923	817,384
Toho Holdings Co. Ltd.	12,260	166,783
Toho Zinc Co. Ltd.(a)	12,308	176,710
Tokai Carbon Co. Ltd.	95,111	621,339
Tokai Rika Co. Ltd.	15,565	162,525
Tokai Tokyo Financial Holdings, Inc.(a)	73,457	168,526
Token Corp.	2,499	131,982
Tokuyama Corp.	44,790	522,829
Tokyo Century Corp.	12,238	417,443
Tokyo Ohka Kogyo Co. Ltd.	9,104	393,230
Tokyo Seimitsu Co. Ltd.	12,999	392,239
Tokyo Steel Manufacturing Co. Ltd.(a)	29,185	250,547
Tokyo Tatemono Co. Ltd.	51,792	713,976
Tokyu Construction Co. Ltd.	27,674	116,181
Tokyu REIT, Inc.	225	320,466
Tomy Co. Ltd.	23,492	206,415
Topcon Corp.	35,653	391,227
Towa Pharmaceutical Co. Ltd.	7,471	112,340
Toyo Ink SC Holdings Co. Ltd.	11,409	146,993
Toyo Seikan Group Holdings Ltd.	56,283	644,111
Toyo Tire Corp.	57,521	674,532
Toyobo Co. Ltd.	29,176	204,145
Toyoda Gosei Co. Ltd.	45,525	727,738
Toyota Boshoku Corp.	49,823	634,876
Transcosmos, Inc.	9,054	208,632

	Shares	Value
Japan-(continued)
Trusco Nakayama Corp.	8,143	$109,297
TS Tech Co. Ltd.	32,424	339,216
Tsubaki Nakashima Co. Ltd.	28,129	233,533
Tsugami Corp.	17,935	134,782
Tsumura & Co.	10,178	212,619
TV Asahi Holdings Corp.	17,389	163,086
UACJ Corp.	20,324	290,021
UBE Corp.	42,457	547,583
Ulvac, Inc.	16,626	657,724
United Arrows Ltd.(a)	19,339	263,214
Ushio, Inc.	36,951	384,339
USS Co. Ltd.	44,203	668,242
V Technology Co. Ltd.(a)	6,765	127,440
Wacoal Holdings Corp.	12,565	202,464
Wacom Co. Ltd.	32,044	139,486
Welcia Holdings Co. Ltd.	31,224	653,323
Yamaguchi Financial Group, Inc.(a)	76,224	401,030
Yamato Kogyo Co. Ltd.	12,486	362,899
Yamazaki Baking Co. Ltd.	62,097	632,939
Yaoko Co. Ltd.(a)	4,651	202,455
Yokohama Rubber Co. Ltd. (The)	50,611	792,696
Yokowo Co. Ltd.(a)	7,482	102,186
Yoshinoya Holdings Co. Ltd.(a)	18,426	289,837
Zenkoku Hosho Co. Ltd.(a)	11,721	387,191
Zensho Holdings Co. Ltd.(a)	28,175	703,261
Zeon Corp.	73,194	617,521
ZOZO, Inc.	9,598	204,378

		148,507,193

Luxembourg-0.23%
Global Fashion Group S.A.(c)	56,646	95,512
RTL Group S.A.(a)	8,282	281,091
SES S.A., FDR	107,458	762,348

		1,138,951

Macau-0.16%
MGM China Holdings Ltd.(c)	243,089	97,857
SJM Holdings Ltd.(c)	1,074,668	335,412
Wynn Macau Ltd.(a)(c)	869,842	346,836

		780,105

Mexico-0.11%
Fresnillo PLC(a)	64,036	537,476

Netherlands-1.99%
Adyen N.V.(a)(b)(c)	444	637,441
AMG Advanced Metallurgical Group N.V.	6,449	201,797
Arcadis N.V.	19,246	653,970
Argenx SE(a)(c)	1,362	531,454
Basic-Fit N.V.(a)(b)(c)	6,112	154,040
BE Semiconductor Industries N.V.	8,908	455,355
Corbion N.V.(a)	13,421	357,615
Eurocommercial Properties N.V.	12,169	267,726
Euronext N.V.(b)	9,963	633,158
Flow Traders(a)(b)	14,065	338,632
Fugro N.V.(c)	62,650	814,250
Heijmans N.V., CVA	11,462	116,230
IMCD N.V.(a)	6,442	835,981
Intertrust N.V.(a)(b)(c)	25,999	512,895
JDE Peet’s N.V.	32,275	924,434
Koninklijke BAM Groep N.V.(c)	232,509	507,859
OCI N.V.(a)	25,027	957,757

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2022

	Shares	Value
Netherlands-(continued)
TKH Group N.V., CVA(a)	9,084	$321,958
TomTom N.V.(a)(c)	22,592	176,956
Van Lanschot Kempen N.V., CVA	8,196	176,996
Wereldhave N.V.(a)	14,982	183,613

		9,760,117

New Zealand-1.11%
a2 Milk Co. Ltd. (The)(c)	111,898	377,041
Auckland International Airport Ltd.(c)	181,849	813,468
Chorus Ltd.	57,346	276,849
Contact Energy Ltd.	79,946	350,657
Fisher & Paykel Healthcare Corp. Ltd.	50,656	576,212
Fletcher Building Ltd.	165,159	493,179
Goodman Property Trust	102,521	123,288
Infratil Ltd.	37,756	191,706
Mainfreight Ltd.	5,836	257,808
Mercury NZ Ltd.	47,031	159,018
Meridian Energy Ltd.	120,346	341,185
Ryman Healthcare Ltd.	43,213	210,377
SKYCITY Entertainment Group Ltd.(c)	92,554	155,931
Spark New Zealand Ltd.	325,645	968,619
Xero Ltd.(c)	2,789	139,232

		5,434,570

Nigeria-0.07%
Airtel Africa PLC(a)(b)	259,904	338,441

Norway-1.66%
Aker ASA, Class A(a)	7,191	506,635
Aker Solutions ASA, Class A	136,423	522,239
Atea ASA	14,266	158,620
Austevoll Seafood ASA	24,424	180,651
Borregaard ASA	10,829	145,611
BW Offshore Ltd.	65,193	166,042
Crayon Group Holding ASA(a)(b)(c)	10,862	90,004
DNO ASA	315,984	412,119
Elkem ASA(b)(c)	117,798	391,797
Entra ASA(b)	17,099	155,500
Europris ASA(b)	43,732	260,368
Frontline Ltd.	83,559	1,044,000
Grieg Seafood ASA	16,377	113,414
Kongsberg Gruppen ASA	12,806	458,939
Leroy Seafood Group ASA	69,299	318,605
Norske Skog ASA(b)(c)	39,739	244,622
Norwegian Air Shuttle ASA(c)	143,510	114,870
Salmar ASA(a)	9,657	327,137
Schibsted ASA, Class A	9,975	153,604
Schibsted ASA, Class B	12,326	182,931
SpareBank 1 Nord Norge	20,731	172,080
SpareBank 1 SMN	28,486	307,413
SpareBank 1 SR-Bank ASA, Class B(a)	28,122	286,174
TGS ASA	61,356	837,999
TOMRA Systems ASA	18,926	305,857
Wallenius Wilhelmsen ASA(a)	40,293	286,593

		8,143,824

Peru-0.03%
Hochschild Mining PLC	220,393	135,375

Poland-0.65%
Alior Bank S.A.(c)	35,680	219,852
Allegro.eu S.A.(a)(b)(c)	44,232	215,072

	Shares	Value
Poland-(continued)
Bank Millennium S.A.(a)(c)	91,866	$83,946
CCC S.A.(a)(c)	13,917	107,483
CD Projekt S.A.(a)	4,458	118,753
Cyfrowy Polsat S.A.	48,100	180,450
Dino Polska S.A.(b)(c)	3,977	260,224
Jastrzebska Spolka Weglowa S.A.(a)(c)	43,505	378,760
KRUK S.A.	3,442	200,835
LPP S.A.(a)	103	178,958
mBank S.A.(c)	4,284	240,267
Orange Polska S.A.(a)	156,615	197,995
PGE Polska Grupa Energetyczna S.A.(c)	214,647	245,177
Santander Bank Polska S.A.(a)	6,669	355,300
Tauron Polska Energia S.A.(a)(c)	455,253	185,007

		3,168,079

Portugal-0.32%
CTT-Correios de Portugal S.A.(a)	47,805	147,650
Navigator Co. S.A. (The)	92,005	350,820
NOS, SGPS S.A.	106,743	418,200
REN - Redes Energeticas Nacionais SGPS S.A.	83,137	215,282
Sonae SGPS S.A.	447,018	430,103

		1,562,055

Singapore-2.15%
AIMS APAC REIT	166,740	144,930
BOC Aviation Ltd.(a)(b)	47,782	319,872
BW LPG Ltd.(b)	55,536	449,230
CapitaLand Ascott Trust	451,136	304,455
City Developments Ltd.	164,001	884,268
ESR-LOGOS REIT	564,848	135,714
Frasers Centrepoint Trust	197,116	289,733
Frasers Logistics & Commercial Trust(b)	534,299	415,327
IGG, Inc.(c)	262,311	68,169
Jardine Cycle & Carriage Ltd.	20,549	431,862
Keppel Corp. Ltd.	214,565	1,056,828
Keppel DC REIT	211,728	263,332
Keppel REIT	518,349	327,837
Mapletree Industrial Trust	364,977	567,415
Mapletree Logistics Trust(a)	630,784	677,543
Mapletree Pan Asia Commercial Trust	618,588	695,043
NetLink NBN Trust(b)	651,630	393,713
Olam Group Ltd.	173,060	163,876
Raffles Medical Group Ltd.	175,073	164,545
SATS Ltd.(c)	114,373	220,647
Sembcorp Industries Ltd.	255,764	525,951
Sembcorp Marine Ltd.(c)	2,972,710	266,790
Singapore Exchange Ltd.	138,845	826,143
Suntec REIT	569,170	518,853
UOL Group Ltd.	94,157	411,866

		10,523,942

South Africa-0.03%
Scatec ASA(b)	17,900	126,715

South Korea-8.03%
Amorepacific Group	11,105	192,561
Asiana Airlines, Inc.(a)(c)	47,932	348,272
BGF retail Co. Ltd.	3,021	395,533
BNK Financial Group, Inc.	131,549	591,968
Celltrion Healthcare Co. Ltd.	6,434	313,920
Cheil Worldwide, Inc.	25,967	445,711

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2022

	Shares	Value
South Korea-(continued)
Chong Kun Dang Pharmaceutical Corp.	2,276	$134,216
CJ CGV Co. Ltd.(c)	8,272	78,397
CJ Corp.	6,721	338,775
CJ ENM Co. Ltd.	6,151	316,953
CJ Logistics Corp.(c)	3,446	212,646
Com2uSCorp.	2,950	147,246
Cosmax, Inc.	2,131	68,518
Coway Co. Ltd.	14,968	581,088
Daewoo Engineering & Construction Co. Ltd.(c)	158,846	468,916
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)(c)	37,039	475,842
Daishin Securities Co. Ltd.	11,855	116,099
Daishin Securities Co. Ltd., Preference Shares	11,294	104,658
DB HiTek Co. Ltd.	5,810	180,485
DB Insurance Co. Ltd.	15,377	607,761
Delivery Hero SE(b)(c)	7,441	245,267
DGB Financial Group, Inc.	48,358	230,511
DL Holdings Co. Ltd.	7,580	327,263
Dongkuk Steel Mill Co. Ltd.(a)	61,402	493,561
Dongsuh Cos., Inc.	7,024	100,593
Doosan Bobcat, Inc.	13,512	317,773
Doosan Co. Ltd.(a)	7,691	417,904
Fila Holdings Corp.(a)	24,964	573,079
Gradiant Corp.	13,487	129,241
Green Cross Corp.	1,174	105,083
GS Holdings Corp.	19,434	627,585
GS Retail Co. Ltd.	20,462	364,867
Handsome Co. Ltd.	6,313	111,240
Hankook Tire & Technology Co. Ltd.	20,310	521,135
Hanmi Pharm Co. Ltd.	943	167,488
Hanon Systems	66,566	364,502
Hansol Chemical Co. Ltd.	1,325	172,549
Hanssem Co. Ltd.	2,977	78,268
Hanwha Aerospace Co. Ltd.	19,682	916,085
Hanwha Corp.	26,449	471,624
Hanwha Corp., 3rd Preference Shares	12,817	125,970
Hanwha Investment & Securities Co. Ltd.	41,207	71,164
Hanwha Life Insurance Co. Ltd.	251,287	385,455
HD Hyundai Co. Ltd.	18,952	810,261
HDC Hyundai Development Co-Engineering & Construction, Class E(a)	67,811	476,050
Hite Jinro Co. Ltd.	11,759	211,744
HL Mando Co. Ltd.	23,221	806,121
HMM Co. Ltd.	35,996	482,659
Hotel Shilla Co. Ltd.	9,250	422,093
Hyosung Advanced Materials Corp.(a)	1,077	241,190
Hyosung Chemical Corp.(c)	1,119	79,735
Hyosung Corp.	5,490	264,007
Hyosung Heavy Industries Corp.(c)	3,855	155,342
Hyosung TNC Corp.	1,816	333,381
Hyundai Construction Equipment Co. Ltd.	11,219	338,669
Hyundai Department Store Co. Ltd.	8,054	305,887
Hyundai Doosan Infracore Co. Ltd.(c)	103,609	403,686
Hyundai Electric & Energy System Co. Ltd.(c)	16,521	398,397
Hyundai Elevator Co. Ltd.(a)	11,578	204,827
Hyundai Heavy Industries Co. Ltd.(c)	5,176	396,071
Hyundai Marine & Fire Insurance Co. Ltd.	42,930	1,003,594
Hyundai Mipo Dockyard Co. Ltd.(c)	6,881	443,452

	Shares	Value
South Korea-(continued)
Hyundai Rotem Co. Ltd.(a)(c)	30,284	$517,684
Hyundai Wia Corp.(a)	17,895	767,584
IS Dongseo Co. Ltd.	6,629	146,825
JB Financial Group Co. Ltd.	35,278	177,820
Kakao Corp.	12,938	460,498
KakaoBank Corp.(c)	4,229	50,768
Kangwon Land, Inc.(c)	33,605	542,606
KCC Corp.	2,895	495,897
KCC Glass Corp.	6,137	166,732
KEPCO Plant Service & Engineering Co. Ltd.(a)	11,227	251,424
KG Chemical Corp.	9,403	151,826
KIWOOM Securities Co. Ltd.	6,664	378,006
Kolmar Korea Co. Ltd.	5,526	132,869
Kolon Industries, Inc.	16,188	494,351
Korea Aerospace Industries Ltd.	17,915	595,511
Korea Line Corp.(c)	84,185	116,427
Korea Petrochemical Ind Co. Ltd.	2,829	235,345
Korea Real Estate Investment & Trust Co. Ltd.	94,301	90,365
Korean Reinsurance Co.	25,297	130,530
Krafton, Inc.(c)	2,465	307,162
Kumho Petrochemical Co. Ltd.	7,119	654,701
Kyeryong Construction Industrial Co. Ltd.	5,756	69,099
LIG Nex1 Co. Ltd.	3,965	282,528
LOTTE Chilsung Beverage Co. Ltd.	1,914	188,787
LOTTE Corp.	12,151	278,088
LOTTE Fine Chemical Co. Ltd.	7,063	278,167
LOTTE Shopping Co. Ltd.	7,161	439,378
LS Corp.	9,309	434,588
LS Electric Co. Ltd.(a)	8,986	346,962
LX Hausys Ltd.	6,561	148,313
LX International Corp.	25,298	721,937
Meritz Financial Group, Inc.(a)	19,718	300,383
Meritz Securities Co. Ltd.	151,421	393,315
Mirae Asset Securities Co. Ltd.	95,070	423,809
Mirae Asset Securities Co. Ltd., Second Pfd	35,987	91,455
MK Electron Co. Ltd.	12,436	88,177
Netmarble Corp.(b)	3,221	100,851
NH Investment & Securities Co. Ltd.	82,955	522,382
NHN Corp.(c)	11,580	186,571
NongShim Co. Ltd.	1,572	333,282
OCI Co. Ltd.(a)	9,232	661,072
Orion Corp.	6,192	441,214
Pan Ocean Co. Ltd.	71,353	215,394
Paradise Co. Ltd.(a)(c)	11,146	111,112
Partron Co. Ltd.	17,382	100,061
Poongsan Corp.	14,316	262,310
S-1 Corp.	5,324	233,225
Samsung Biologics Co. Ltd.(b)(c)	366	225,337
Samsung Card Co. Ltd.	13,944	302,481
Seah Besteel Holdings Corp.	18,558	218,222
Sebang Global Battery Co. Ltd.	4,740	129,610
Seoul Semiconductor Co. Ltd.	21,833	160,170
Seoyon Co. Ltd.	19,526	71,554
SFA Engineering Corp.	9,564	256,146
SK Chemicals Co. Ltd.(a)	3,438	213,359
SKC Co. Ltd.	4,174	303,281
SL Corp.(a)	8,968	193,595
SSANGYONG C&E Co. Ltd.	38,528	153,631

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2022

	Shares	Value
South Korea-(continued)
Sungwoo Hitech Co. Ltd.(a)	39,522	$143,721
TKG Huchems Co. Ltd.	12,902	188,850
WONIK IPS Co. Ltd.	6,487	125,236
Youngone Corp.	14,000	464,881
Yuhan Corp.	9,203	386,352

		39,268,755

Spain-1.76%
Almirall S.A.	21,071	196,489
Applus Services S.A.	40,215	238,082
Befesa S.A.(b)	5,640	195,881
Cia de Distribucion Integral Logista Holdings S.A.	36,571	756,876
CIE Automotive S.A.(a)	18,168	462,197
Construcciones y Auxiliar de Ferrocarriles S.A.(a)	4,745	123,809
Corp.ACCIONA Energias Renovables S.A.	7,881	309,698
Ebro Foods S.A.(a)	9,353	145,871
EDP Renovaveis S.A.(a)	35,523	748,177
Ence Energia y Celulosa S.A.	80,804	276,644
Faes Farma S.A.	57,200	215,676
Fluidra S.A.(a)	12,911	175,203
Gestamp Automocion S.A.(b)	106,908	375,736
Indra Sistemas S.A.(a)	73,549	657,864
Linea Directa Aseguradora S.A. Cia de Seguros y Reaseguros(a)	132,535	124,245
Mediaset Espana Comunicacion S.A.(a)(c)	27,072	84,123
Melia Hotels International S.A.(c)	39,804	184,899
Obrascon Huarte Lain S.A.(a)(c)	422,505	179,394
Prosegur Cia de Seguridad S.A.(a)	79,925	149,062
Sacyr S.A.(a)	318,975	782,473
Siemens Gamesa Renewable Energy S.A., Class R(a)(c)	52,613	933,922
Tecnicas Reunidas S.A.(a)(c)	41,648	297,401
Unicaja Banco S.A.(b)	451,294	399,649
Viscofan S.A.	9,945	592,206

		8,605,577

Sweden-3.77%
AAK AB(a)	36,236	527,942
AddTech AB, Class B	18,982	229,493
AFRY AB	27,200	365,031
Arjo AB, Class B	45,578	181,727
Atrium Ljungberg AB, Class B	10,561	141,158
Avanza Bank Holding AB(a)	8,031	160,250
Axfood AB	34,910	863,711
Beijer Alma AB, Class B(a)	7,036	98,309
Beijer Ref AB(a)	22,218	344,415
Betsson AB, Class B	77,838	566,328
BHG Group AB(a)(c)	19,512	32,701
Bilia AB, Class A(a)	25,436	269,311
Bonava AB, Class B(a)	45,203	132,208
Bravida Holding AB(b)	23,586	220,910
Bure Equity AB	9,834	189,909
Byggmax Group AB(a)	30,848	128,970
Catena AB(a)	4,027	136,803
Cibus Nordic Real Estate AB	8,016	109,427
Clas Ohlson AB, Class B	22,767	151,946
Cloetta AB, Class B	104,766	191,321
Coor Service Management Holding AB(b)	27,868	147,909
Corem Property Group AB, Class B	55,309	34,435

	Shares	Value
Sweden-(continued)
Corem Property Group AB, Preference Shares	866	$16,927
Dios Fastigheter AB	24,819	162,945
Dustin Group AB(a)(b)	27,314	113,701
Electrolux Professional AB, Class B(a)	46,766	176,476
Elekta AB, Class B(a)	92,948	471,871
EQT AB(a)	9,266	182,462
Evolution AB(a)(b)	7,642	714,377
Granges AB	31,931	215,706
Hexpol AB	72,320	713,354
Hufvudstaden AB, Class A(a)	36,245	431,642
Indutrade AB(a)	31,319	547,989
Intrum AB(a)	36,349	457,551
Investment AB Latour, Class B(a)	12,675	214,205
Inwido AB	16,643	149,404
JM AB(a)	25,721	387,312
L E Lundbergforetagen AB, Class B	17,303	683,010
Lifco AB, Class B(a)	17,139	247,458
Lindab International AB	14,623	155,487
Loomis AB(a)	17,920	500,442
MEKO AB	19,328	182,428
Modern Times Group MTG AB, Class B(a)(c)	17,488	130,894
Mycronic AB	12,822	201,431
NCC AB, Class A(a)	1,191	12,718
NCC AB, Class B(a)	29,703	247,425
New Wave Group AB, Class B	12,873	178,817
Nibe Industrier AB, Class B	92,407	736,717
Nobia AB(a)	57,343	95,533
Nolato AB, Class B	28,021	118,165
Nordnet AB publ	10,931	135,519
Nyfosa AB	31,520	188,114
Pandox AB(a)(c)	32,415	396,591
Peab AB, Class B	38,671	200,521
Ratos AB, Class B(a)	99,221	371,458
Resurs Holding AB, Class A(b)	123,998	269,306
Sagax AB, Class B	14,101	259,805
Sagax AB, Class D	8,754	21,072
Samhallsbyggnadsbolaget i Norden AB, Class B(a)	170,815	234,649
Samhallsbyggnadsbolaget i Norden AB, Class D(a)	8,103	13,316
Scandic Hotels Group AB(b)(c)	76,044	241,060
Stillfront Group AB(a)(c)	73,310	142,700
Sweco AB, Class B(a)	35,959	270,088
Swedish Orphan Biovitrum AB, Class B(c)	36,663	674,505
Thule Group AB(a)(b)	16,903	332,846
Viaplay Group AB, Class B(c)	16,293	297,243
VNV Global AB(a)(c)	33,511	71,871
Wallenstam AB, Class B(a)	61,486	216,889
Wihlborgs Fastigheter AB(a)	69,345	454,332

		18,462,546

Switzerland-3.37%
Allreal Holding AG	2,806	402,079
ALSO Holding AG(a)	1,598	251,337
Arbonia AG(a)	12,421	151,423
Aryzta AG(a)(c)	411,120	421,493
Autoneum Holding AG(a)	1,647	157,500
Banque Cantonale Vaudoise	9,699	863,533
Belimo Holding AG	793	323,301

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2022

	Shares	Value
Switzerland-(continued)
BKW AG	5,943	$693,622
Bucher Industries AG	1,668	562,361
Burckhardt Compression Holding AG	580	250,952
Bystronic AG	130	74,694
Cembra Money Bank AG	11,891	862,640
Daetwyler Holding AG, BR	724	128,631
DKSH Holding AG	9,539	687,723
dormakaba Holding AG	1,008	320,304
Emmi AG	379	302,594
EMS-Chemie Holding AG	866	544,738
Flughafen Zurich AG(c)	4,446	690,391
Forbo Holding AG	217	262,807
Galenica AG(a)(b)	12,970	931,844
Huber + Suhner AG	4,193	373,735
Inficon Holding AG	211	167,830
Interroll Holding AG, Class R(a)	38	80,120
IWG PLC(c)	216,764	329,434
Komax Holding AG, Class R	717	168,369
Kongsberg Automotive ASA(c)	767,179	201,593
Landis+Gyr Group AG(a)(c)	7,796	449,492
Mediclinic International PLC	154,801	884,022
Mobilezone Holding AG	16,265	258,095
Mobimo Holding AG	1,017	237,291
OC Oerlikon Corp. AG	72,365	467,489
Rieter Holding AG	1,098	91,395
SFS Group AG	3,149	284,771
Siegfried Holding AG(c)	465	276,932
Stadler Rail AG(a)	14,307	421,740
Straumann Holding AG	4,077	388,573
Sulzer AG(a)	5,516	367,917
Tecan Group AG, Class R(a)	981	360,149
Temenos AG	5,239	312,534
u-blox Holding AG(c)	2,638	270,456
Valiant Holding AG	2,000	196,053
VAT Group AG(a)(b)	2,004	458,172
Vontobel Holding AG, Class R	4,763	268,432
Wizz Air Holdings PLC(a)(b)(c)	6,669	131,684
Zehnder Group AG	2,445	131,931
Zur Rose Group AG(a)(c)	1,019	27,553

		16,489,729

Ukraine-0.04%
Ferrexpo PLC	177,672	208,859

United Arab Emirates-0.15%
Borr Drilling Ltd.(c)	93,957	458,179
Network International Holdings PLC(a)(b)(c)	73,964	276,765

		734,944

United Kingdom-7.01%
888 Holdings PLC	78,418	83,786
Ascential PLC(c)	62,197	137,492
Ashmore Group PLC(a)	141,453	336,147
Assura PLC	608,164	391,767
Aston Martin Lagonda Global Holdings PLC(a)(b)(c)	61,328	74,564
Auto Trader Group PLC(b)	66,367	398,563
AVEVA Group PLC(a)	21,487	771,859
Babcock International Group PLC(c)	121,436	385,331
Balanced Commercial Property Trust Ltd.	134,680	129,478
Balfour Beatty PLC	137,495	472,698

	Shares	Value
United Kingdom-(continued)
Biffa PLC(b)	63,663	$301,550
Big Yellow Group PLC	29,541	382,976
Bodycote PLC	25,823	147,348
Britvic PLC(a)	75,776	634,705
Capita PLC(c)	497,700	139,246
Capital & Counties Properties PLC	177,027	218,291
Capricorn Energy PLC(a)(c)	123,948	353,344
Civitas Social Housing PLC(b)	202,138	138,708
Clarkson PLC	4,945	157,423
Close Brothers Group PLC(a)	31,717	358,601
CMC Markets PLC(a)(b)	56,073	158,494
Computacenter PLC	15,228	317,343
ConvaTec Group PLC(b)	412,635	1,035,690
Countryside Partnerships PLC(b)(c)	169,575	415,081
Cranswick PLC	9,376	321,045
Crest Nicholson Holdings PLC	59,353	138,039
Currys PLC(a)	439,224	329,717
Dechra Pharmaceuticals PLC	7,302	220,268
Diploma PLC	11,968	342,555
Domino’s Pizza Group PLC	80,719	210,221
Dr. Martens PLC	48,005	137,513
Dunelm Group PLC	25,107	250,623
Elementis PLC(c)	115,775	123,300
EnQuest PLC(a)(c)	1,255,819	390,390
Essentra PLC(a)	39,987	103,588
Euromoney Institutional Investor PLC	15,944	265,811
Firstgroup PLC	234,742	284,324
Frasers Group PLC(c)	67,253	501,371
Games Workshop Group PLC	4,345	320,167
Genuit Group PLC	43,156	126,952
Genus PLC	7,232	212,660
Grafton Group PLC	61,882	491,610
Grainger PLC	142,901	373,481
Great Portland Estates PLC	53,082	314,136
Greggs PLC	15,451	358,992
Halfords Group PLC	78,137	158,605
Hammerson PLC(a)	1,406,671	309,743
Harbour Energy PLC	89,908	391,185
Hargreaves Lansdown PLC(a)	51,443	452,035
Hill & Smith Holdings PLC	13,327	151,599
HomeServe PLC	74,829	1,021,791
Ibstock PLC(b)	124,574	223,031
Indivior PLC(c)	17,034	325,365
IP Group PLC	300,284	203,982
J D Wetherspoon PLC(c)	33,483	173,863
JD Sports Fashion PLC	371,555	416,838
John Wood Group PLC(c)	333,905	537,834
Jupiter Fund Management PLC	147,342	176,089
Kier Group PLC(c)	134,850	92,845
Lancashire Holdings Ltd.	87,967	501,543
LondonMetric Property PLC	155,660	334,961
LXI REIT PLC(b)	134,073	188,017
Marshalls PLC	23,565	68,480
Marston’s PLC	222,401	89,775
Mitchells & Butlers PLC(c)	94,874	126,929
Moneysupermarket.com Group PLC	164,504	347,363
Morgan Sindall Group PLC	6,418	113,796
National Express Group PLC(c)	171,172	333,458
NCC Group PLC	71,309	163,382
Ninety One PLC(a)	60,112	140,911

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2022

	Shares	Value
United Kingdom-(continued)
Ocado Group PLC(a)(c)	37,349	$203,140
OSB Group PLC	83,728	399,868
Oxford Instruments PLC	6,835	150,622
PageGroup PLC	81,175	394,592
Paragon Banking Group PLC	67,925	334,719
Pepco Group N.V.(b)(c)	21,404	150,638
Petrofac Ltd.(a)(c)	458,805	568,920
Pets at Home Group PLC	140,066	464,121
Playtech PLC(c)	111,321	665,199
Premier Foods PLC(a)	124,297	148,261
Primary Health Properties PLC	292,266	373,852
Provident Financial PLC	64,239	120,779
QinetiQ Group PLC	157,021	649,745
Reach PLC	109,285	115,571
Redde Northgate PLC	48,156	184,630
Redrow PLC	97,637	470,567
Renewi PLC(c)	31,669	192,885
Renishaw PLC	3,900	157,249
Restaurant Group PLC (The)(c)	238,434	87,298
Rightmove PLC(a)	56,029	317,255
Rotork PLC	163,849	483,315
S4 Capital PLC(c)	44,299	89,613
Safestore Holdings PLC	28,595	297,458
Saga PLC(a)(c)	56,405	55,785
Savills PLC	23,303	221,481
Serco Group PLC	331,048	622,803
Shaftesbury PLC	59,978	253,849
Softcat PLC	15,220	196,264
Spire Healthcare Group PLC(b)(c)	77,194	192,864
Spirent Communications PLC	99,034	296,459
SThree PLC	58,418	250,206
Synthomer PLC	143,482	185,848
Telecom Plus PLC	13,134	321,339
THG PLC(a)(c)	311,499	190,799
TP ICAP Group PLC	172,947	366,386
Tritax Big Box REIT PLC	315,846	510,200
Tritax EuroBox PLC(a)(b)	135,716	92,191
Tyman PLC	51,990	115,048
UK Commercial Property REIT Ltd.	225,458	158,344
UNITE Group PLC (The)	62,218	638,265
Vesuvius PLC	38,623	150,838
Victrex PLC	22,176	422,050
Vistry Group PLC	55,673	386,518
Watches of Switzerland Group PLC(b)(c)	19,426	173,226
WH Smith PLC(c)	28,807	390,375
Wickes Group PLC	87,364	127,544
Workspace Group PLC	33,129	156,158

		34,295,805

Investment Abbreviations:

BR-Bearer Shares

CDI-CREST Depository Interest

CVA-Dutch Certificates

FDR-Fiduciary Depositary Receipt

Pfd.-Preferred

REIT-Real Estate Investment Trust

RSP-Registered Savings Plan Shares

Wts.-Warrants

	Shares	Value
United Republic of Tanzania-0.03%
Helios Towers PLC(a)(c)	87,601	$126,579

United States-0.82%
Argonaut Gold, Inc.(c)	131,993	38,706
Brookfield Renewable Corp., Class A	12,814	397,652
Diversified Energy Co. PLC(a)(b)	183,624	265,961
JS Global Lifestyle Co. Ltd.(b)	268,074	215,829
Oracle Corp.	9,362	500,113
Primo Water Corp.	50,406	733,890
Reliance Worldwide Corp. Ltd.	134,414	275,903
RHI Magnesita N.V.	5,890	125,593
Samsonite International S.A.(b)(c)	404,505	869,831
Sims Ltd.	63,504	496,225
Sinch AB(a)(b)(c)	33,782	79,469

		3,999,172

Total Common Stocks & Other Equity Interests (Cost $583,663,688)		487,359,905

Money Market Funds-0.12%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(e)(f) (Cost $599,917)	599,917	599,917

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.75% (Cost $584,263,605)		487,959,822

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-15.93%
Invesco Private Government Fund, 3.18%(e)(f)(g)	22,006,479	22,006,479
Invesco Private Prime Fund, 3.28%(e)(f)(g)	55,915,444	55,915,444

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $77,923,950)		77,921,923

TOTAL INVESTMENTS IN SECURITIES-115.68% (Cost $662,187,555)		565,881,745
OTHER ASSETS LESS LIABILITIES-(15.68)%		(76,719,566)

NET ASSETS-100.00%		$489,162,179

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2022

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2022.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $26,137,293, which represented 5.34% of the Fund’s Net Assets.

(c)	Non-income producing security.
(d)	Restricted security. The value of this security at October 31, 2022 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Invesco Office J-Reit, Inc.	$58,080	$-	$(58,488)	$(10,828)	$11,236	$-	$-

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	-	38,122,360	(37,522,443)	-	-	599,917	5,436

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	12,012,523	74,010,518	(64,016,562)	-	-	22,006,479	221,784	*

Invesco Private Prime Fund	28,084,570	165,160,340	(137,314,145)	(2,027)	(13,294)	55,915,444	600,212	*

Total	$40,155,173	$277,293,218	$(238,911,638)	$(12,855)	$(2,058)	$78,521,840	$827,432

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Invesco FTSE RAFI Emerging Markets ETF (PXH)

October 31, 2022

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.78%
Brazil-17.94%
Ambev S.A.	2,128,544	$6,490,391
B3 S.A. - Brasil, Bolsa, Balcao	1,538,955	4,411,050
Banco Bradesco S.A.	1,537,016	4,874,162
Banco Bradesco S.A., Preference Shares	5,243,706	19,846,587
Banco do Brasil S.A.	1,423,458	10,042,673
Banco Santander Brasil S.A.	454,700	2,580,583
Braskem S.A., Class A, Preference Shares	183,809	1,180,847
BRF S.A.(a)	893,600	2,138,952
CCR S.A.	875,400	2,162,120
Centrais Eletricas Brasileiras S.A.	623,450	5,919,344
Centrais Eletricas Brasileiras S.A., Class B, Preference Shares	272,200	2,765,964
Cia de Saneamento Basico do Estado de Sao Paulo	295,192	3,381,017
Cia Energetica de Minas Gerais	302,505	996,772
Cia Energetica de Minas Gerais, Preference Shares	1,109,268	2,403,617
Cia Paranaense de Energia	292,000	390,094
Cia Paranaense de Energia, Class B, Preference Shares	1,211,980	1,709,210
Cia Siderurgica Nacional S.A.	339,082	793,545
Cielo S.A.	3,346,722	3,794,939
Cogna Educacao(a)	4,497,600	2,819,973
Cosan S.A.	437,865	1,406,909
Embraer S.A.(a)	539,667	1,414,154
Energisa S.A.	161,700	1,494,275
Equatorial Energia S.A.	459,500	2,629,717
Gerdau S.A., Preference Shares	719,692	3,531,768
Hapvida Participacoes e Investimentos S.A.(b)	612,000	909,734
Itau Unibanco Holding S.A.	433,400	2,099,581
Itau Unibanco Holding S.A., Preference Shares	4,636,375	26,860,889
Itausa S.A., Preference Shares	1,479,685	3,028,599
Klabin S.A.	361,400	1,489,060
Lojas Renner S.A.	304,710	1,794,376
Metalurgica Gerdau S.A., Preference Shares	1,327,700	2,846,562
Natura & Co. Holding S.A.	454,400	1,294,636
Petroleo Brasileiro S.A.	2,776,262	17,597,498
Petroleo Brasileiro S.A., Preference Shares	4,193,547	23,823,838
Rumo S.A.	567,300	2,393,639
Sul America S.A.	378,155	1,718,084
Suzano S.A.	176,468	1,789,146
Telefonica Brasil S.A.	379,343	2,986,452
TIM S.A.	590,766	1,486,133
Ultrapar Participacoes S.A.	1,232,292	3,149,275
Usinas Siderurgicas de Minas Gerais S.A. Usiminas	121,800	171,538
Usinas Siderurgicas de Minas Gerais S.A. Usiminas, Class A, Preference Shares	354,100	487,902
Vale S.A.	1,990,438	25,464,406

	Shares	Value
Brazil-(continued)
Via S/A(a)	2,499,900	$1,491,198
Vibra Energia S.A.	1,264,019	4,396,274

		216,457,483

Canada-0.14%
Canadian Solar, Inc.(a)(c)	48,803	1,654,422

Chile-0.82%
Banco de Chile	23,549,057	2,153,015
Banco Santander Chile	48,863,397	1,749,901
Cencosud S.A.	756,957	1,018,563
Enel Americas S.A.	15,692,514	1,554,263
Falabella S.A.	641,976	1,254,819
Sociedad Quimica y Minera de Chile S.A., Class A	2,644	215,674
Sociedad Quimica y Minera de Chile S.A., Class B, Preference Shares	20,639	1,963,714

		9,909,949

China-31.24%
Agricultural Bank of China Ltd., A Shares	12,102,700	4,576,693
Agricultural Bank of China Ltd., H Shares	38,539,754	10,997,541
Alibaba Group Holding Ltd.(a)	3,729,228	29,193,050
Aluminum Corp. of China Ltd., A Shares	745,300	394,166
Aluminum Corp. of China Ltd., H Shares	2,926,126	834,987
Anhui Conch Cement Co. Ltd., A Shares	176,200	586,158
Anhui Conch Cement Co. Ltd., H Shares	776,539	1,998,266
ANTA Sports Products Ltd.	109,410	961,711
Baidu, Inc., A Shares(a)	723,614	6,922,860
Bank of Beijing Co. Ltd., A Shares	2,077,500	1,149,960
Bank of China Ltd., A Shares	3,546,100	1,462,440
Bank of China Ltd., H Shares	50,596,706	16,307,275
Bank of Communications Co. Ltd., A Shares	4,136,093	2,521,801
Bank of Communications Co. Ltd., H Shares	10,912,353	5,324,218
Baoshan Iron & Steel Co. Ltd., A Shares	1,364,300	899,115
BYD Co. Ltd., A Shares	10,700	361,627
BYD Co. Ltd., H Shares	69,361	1,552,479
CGN Power Co. Ltd., A Shares	282,400	102,148
CGN Power Co. Ltd., H Shares(b)	6,229,128	1,261,720
China CITIC Bank Corp. Ltd., A Shares	480,001	284,768
China CITIC Bank Corp. Ltd., H Shares	6,616,564	2,494,956
China Coal Energy Co. Ltd., A Shares	292,800	353,834
China Coal Energy Co. Ltd., H Shares	1,683,540	1,239,624
China Conch Environment Protection Holdings Ltd.(a)	430,702	126,744
China Conch Venture Holdings Ltd.	426,320	628,902
China Construction Bank Corp., A Shares	318,000	232,664
China Construction Bank Corp., H Shares	46,418,241	24,658,314

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Invesco FTSE RAFI Emerging Markets ETF (PXH)–(continued)

October 31, 2022

	Shares	Value
China-(continued)
China Everbright Bank Co. Ltd., A Shares	4,389,600	$1,635,891
China Everbright Bank Co. Ltd., H Shares	4,701,740	1,215,887
China Everbright Environment Group Ltd.	2,448,328	814,046
China Gas Holdings Ltd.	1,539,929	1,365,364
China Hongqiao Group Ltd.(c)	1,632,402	1,158,300
China Life Insurance Co. Ltd., H Shares .	3,726,430	4,058,801
China Longyuan Power Group Corp. Ltd., H Shares	680,967	778,139
China Mengniu Dairy Co. Ltd.	539,120	1,727,277
China Merchants Bank Co. Ltd., A Shares	573,500	2,107,427
China Merchants Bank Co. Ltd., H Shares	1,489,705	4,896,194
China Minsheng Banking Corp. Ltd., A Shares	4,802,645	2,171,475
China Minsheng Banking Corp. Ltd., H Shares(c)	12,506,665	3,632,579
China National Building Material Co. Ltd., H Shares	2,875,863	1,670,597
China Overseas Land & Investment Ltd.	3,357,320	6,406,830
China Pacific Insurance (Group) Co. Ltd., A Shares	369,600	963,676
China Pacific Insurance (Group) Co. Ltd., H Shares	2,128,043	3,432,043
China Petroleum & Chemical Corp., A Shares	3,184,900	1,776,031
China Petroleum & Chemical Corp., H Shares	35,750,184	14,118,177
China Power International Development Ltd.(c)	4,448,770	1,286,484
China Railway Group Ltd., A Shares	2,320,400	1,586,441
China Railway Group Ltd., H Shares	6,362,445	2,763,867
China Resources Cement Holdings Ltd.	1,580,244	571,717
China Resources Gas Group Ltd.	356,221	912,125
China Resources Land Ltd.	1,860,060	5,829,089
China Resources Power Holdings Co. Ltd.	1,977,494	2,876,868
China Shenhua Energy Co. Ltd., A Shares	387,100	1,486,643
China Shenhua Energy Co. Ltd., H Shares	2,634,723	6,930,964
China State Construction Engineering Corp. Ltd., A Shares	5,377,237	3,499,558
China Tower Corp. Ltd., H Shares(b)	17,541,867	1,586,620
China United Network Communications Ltd., A Shares	2,794,400	1,286,436
China Vanke Co. Ltd., A Shares	753,600	1,395,976
China Vanke Co. Ltd., H Shares	2,098,132	2,694,213
Chongqing Rural Commercial Bank Co. Ltd., A Shares	486,600	232,679
Chongqing Rural Commercial Bank Co. Ltd., H Shares	3,365,727	1,020,457
CIFI Holdings Group Co. Ltd.(c)	2,664,738	166,079
CITIC Ltd.	1,786,868	1,600,245
CITIC Securities Co. Ltd., A Shares	238,300	561,908
CITIC Securities Co. Ltd., H Shares	782,031	1,169,582

	Shares	Value
China-(continued)
COSCO SHIPPING Holdings Co. Ltd., A Shares	189,780	$292,005
COSCO SHIPPING Holdings Co. Ltd., H Shares	725,232	782,526
Country Garden Holdings Co. Ltd.	4,825,035	620,813
CRRC Corp. Ltd., A Shares	1,332,300	867,074
CRRC Corp. Ltd., H Shares	3,164,420	959,422
CSPC Pharmaceutical Group Ltd.	1,585,730	1,630,202
ENN Energy Holdings Ltd.	222,698	2,214,256
Geely Automobile Holdings Ltd.	2,158,332	2,320,595
GF Securities Co. Ltd., A Shares	163,600	305,520
GF Securities Co. Ltd., H Shares	609,133	620,008
Great Wall Motor Co. Ltd., A Shares	44,900	179,388
Great Wall Motor Co. Ltd., H Shares	633,388	691,495
Greentown China Holdings Ltd.	844,048	803,205
Guangzhou Automobile Group Co. Ltd., A Shares	95,300	147,939
Guangzhou Automobile Group Co. Ltd., H Shares	1,253,088	763,041
Haier Smart Home Co. Ltd., A Shares	137,500	391,856
Haier Smart Home Co. Ltd., H Shares	756,807	1,893,500
Haitong Securities Co. Ltd., A Shares	370,800	428,788
Haitong Securities Co. Ltd., H Shares	1,929,515	943,883
Hengan International Group Co. Ltd.	286,145	1,109,972
Huaneng Power International, Inc., A Shares(a)	505,600	464,133
Huaneng Power International, Inc., H Shares(a)(c)	4,784,481	1,712,694
Huatai Securities Co. Ltd., A Shares	235,500	386,230
Huatai Securities Co. Ltd., H Shares(b)	738,148	723,117
Huaxia Bank Co. Ltd., A Shares	1,786,092	1,172,195
Industrial & Commercial Bank of China Ltd., A Shares	3,372,012	1,917,333
Industrial & Commercial Bank of China Ltd., H Shares	50,110,437	21,768,134
Industrial Bank Co. Ltd., A Shares	1,169,200	2,407,732
JD.com, Inc., A Shares	334,326	6,179,825
Jiangxi Copper Co. Ltd., A Shares	149,300	315,022
Jiangxi Copper Co. Ltd., H Shares	1,195,391	1,306,580
JinkoSolar Holding Co. Ltd., ADR(a)(c)	33,345	1,583,221
JOYY, Inc., ADR(c)	38,051	960,027
Kunlun Energy Co. Ltd.	1,997,971	1,193,715
Kweichow Moutai Co. Ltd., A Shares	6,700	1,239,279
Longfor Group Holdings Ltd.(b)	936,823	1,193,428
Lufax Holding Ltd., ADR	326,442	519,043
Meituan, B Shares(a)(b)	198,143	3,150,155
Metallurgical Corp. of China Ltd., A Shares	1,195,900	471,898
Metallurgical Corp. of China Ltd., H Shares	3,005,839	478,646
NetEase, Inc.	286,152	3,120,392
New China Life Insurance Co. Ltd., A Shares	113,400	363,105
New China Life Insurance Co. Ltd., H Shares	748,414	1,187,951
New Oriental Education & Technology Group, Inc.(a)	1,533,342	3,754,318
People’s Insurance Co. Group of China Ltd. (The), H Shares	7,933,707	2,193,181
PetroChina Co. Ltd., H Shares	24,925,332	9,525,787

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco FTSE RAFI Emerging Markets ETF (PXH)–(continued)

October 31, 2022

	Shares	Value
China-(continued)
PICC Property & Casualty Co. Ltd., H Shares	2,707,968	$2,497,588
Ping An Bank Co. Ltd., A Shares	883,800	1,252,088
Ping An Insurance (Group) Co. of China Ltd., A Shares	578,900	2,867,294
Ping An Insurance (Group) Co. of China Ltd., H Shares	4,521,187	18,085,094
Poly Developments and Holdings Group Co. Ltd., A Shares	644,600	1,218,793
Postal Savings Bank of China Co. Ltd., A Shares	1,040,300	553,033
Postal Savings Bank of China Co. Ltd., H Shares(b)(c)	6,787,559	3,147,412
SAIC Motor Corp. Ltd., A Shares	975,856	1,838,438
Shanghai Pharmaceuticals Holding Co. Ltd., A Shares	143,900	346,609
Shanghai Pharmaceuticals Holding Co. Ltd., H Shares	944,653	1,280,420
Shanghai Pudong Development Bank Co. Ltd., A Shares	3,043,952	2,769,277
Shenzhou International Group Holdings Ltd.	114,992	796,903
Sino Biopharmaceutical Ltd.	2,086,147	1,012,532
Sinopharm Group Co. Ltd., H Shares	580,848	1,106,962
Sunny Optical Technology Group Co. Ltd.	66,390	575,532
TAL Education Group, ADR(a)	525,561	2,475,392
Tencent Holdings Ltd.	687,664	18,011,009
Trip.com Group Ltd., ADR(a)	186,718	4,225,428
Vipshop Holdings Ltd., ADR(a)(c)	346,570	2,415,593
Weichai Power Co. Ltd., A Shares	262,400	326,445
Weichai Power Co. Ltd., H Shares	1,104,992	1,058,560
Xiaomi Corp., B Shares(a)(b)	3,728,398	4,184,435
Yangzijiang Shipbuilding Holdings Ltd.	1,395,474	1,183,357
Yankuang Energy Group Co. Ltd., A Shares	45,400	252,547
Yankuang Energy Group Co. Ltd., H Shares	1,069,529	3,011,088
Zhongsheng Group Holdings Ltd.	223,254	847,528
Zijin Mining Group Co. Ltd., A Shares	298,000	323,372
Zijin Mining Group Co. Ltd., H Shares	1,152,015	1,100,672

		376,830,736

India-14.48%
Axis Bank Ltd.	595,309	6,515,659
Bank of Baroda	1,024,115	1,827,330
Bharat Petroleum Corp. Ltd.	807,690	2,962,823
Bharti Airtel Ltd.	467,267	4,696,519
Coal India Ltd.	1,872,195	5,562,700
GAIL (India) Ltd.	2,193,929	2,419,809
Grasim Industries Ltd.	154,905	3,221,889
HCL Technologies Ltd.	203,382	2,558,076
Hero MotoCorp Ltd.	65,425	2,115,707
Hindalco Industries Ltd.	744,599	3,648,897
Hindustan Petroleum Corp. Ltd.	590,963	1,526,712
Hindustan Unilever Ltd.	103,603	3,192,415
Housing Development Finance Corp. Ltd.	396,434	11,828,247
ICICI Bank Ltd.	302,479	3,320,500
Indiabulls Housing Finance Ltd.(a)	886,180	1,384,765

	Shares	Value
India-(continued)
Indian Oil Corp. Ltd.	2,467,533	$2,034,480
Indus Towers Ltd.	463,608	1,038,921
Infosys Ltd.	567,862	10,548,434
ITC Ltd.	1,026,637	4,324,706
Jindal Steel & Power Ltd.	298,143	1,656,260
JSW Steel Ltd.	339,131	2,761,105
Larsen & Toubro Ltd.	213,980	5,229,717
Mahindra & Mahindra Ltd.	410,635	6,690,011
Maruti Suzuki India Ltd.	26,502	3,050,351
NTPC Ltd.	2,066,023	4,320,360
Oil & Natural Gas Corp. Ltd.	2,617,337	4,238,519
Piramal Enterprises Ltd.	51,965	533,225
Power Grid Corp. of India Ltd.	1,503,926	4,145,096
REC Ltd.	1,088,844	1,348,929
Reliance Industries Ltd.	790,690	24,353,758
Shriram Transport Finance Co. Ltd.	101,572	1,508,227
State Bank of India	849,471	5,888,393
Sun Pharmaceutical Industries Ltd.	173,742	2,134,375
Tata Consultancy Services Ltd.	152,911	5,898,556
Tata Motors Ltd.(a)	1,475,979	7,359,613
Tata Motors Ltd., Class A(a)	270,583	768,821
Tata Power Co. Ltd. (The)	626,700	1,711,023
Tata Steel Ltd.	4,809,207	5,899,852
Tech Mahindra Ltd.	131,779	1,692,897
UltraTech Cement Ltd.	17,803	1,444,188
UPL Ltd.	193,060	1,703,028
Vedanta Ltd.	897,788	3,045,500
Wipro Ltd.	175,306	818,635
Yes Bank Ltd.(a)	9,552,949	1,794,550

		174,723,578

Indonesia-1.97%
PT Adaro Energy Indonesia Tbk	9,541,205	2,434,621
PT Astra International Tbk	5,429,097	2,314,698
PT Bank Central Asia Tbk	7,896,455	4,455,124
PT Bank Mandiri (Persero) Tbk	4,998,766	3,381,118
PT Bank Negara Indonesia (Persero) Tbk	3,529,740	2,127,235
PT Bank Rakyat Indonesia (Persero) Tbk	16,960,577	5,056,367
PT Telkom Indonesia (Persero) Tbk	14,118,405	3,973,701

		23,742,864

Malaysia-0.53%
CIMB Group Holdings Bhd	1,224,100	1,429,152
Malayan Banking Bhd	845,600	1,536,316
Petronas Chemicals Group Bhd	912,800	1,683,506
Public Bank Bhd	1,869,400	1,767,390

		6,416,364

Mexico-3.70%
America Movil S.A.B. de C.V., Series L	12,259,563	11,580,775
Arca Continental S.A.B. de C.V	221,508	1,811,101
Cemex S.A.B. de C.V., Series CPO(a)(c)(d)	12,782,093	4,958,543
Fomento Economico Mexicano S.A.B. de C.V., Series CPO(e)	1,016,390	7,283,045
Grupo Financiero Banorte S.A.B. de C.V., Class O	936,756	7,600,612
Grupo Mexico S.A.B. de C.V., Class B(c) .	777,382	2,813,207
Grupo Televisa S.A.B., Series CPO(f)	1,302,040	1,378,854

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Invesco FTSE RAFI Emerging Markets ETF (PXH)–(continued)

October 31, 2022

	Shares	Value
Mexico-(continued)
Sitios Latinoamerica S.A.B. de C.V.(c)	590,770	$172,032
Wal-Mart de Mexico S.A.B. de C.V., Series V	1,833,696	7,070,016

		44,668,185

Russia-0.00%
Aeroflot PJSC(a)(g)	1,684,800	0
Alrosa PJSC(g)	1,976,600	0
Gazprom PJSC(g)	9,643,940	0
Inter RAO UES PJSC(g)	29,081,146	0
Lukoil PJSC(g)	261,775	0
Magnit PJSC(g)	55,179	0
MMC Norilsk Nickel PJSC(g)	20,152	0
Mobile TeleSystems PJSC(g)	921,186	0
Moscow Exchange MICEX-RTS PJSC(a)(g)	550,555	0
Novatek PJSC(g)	298,686	0
Novolipetsk Steel PJSC(g)	795,328	0
Rosneft Oil Co. PJSC(g)	1,054,960	0
Sberbank of Russia PJSC(a)(g)	7,562,894	0
Severstal PAO(g)	147,196	0
Sistema PJSFC(a)(g)	3,408,447	0
Surgutneftegas PJSC(g)	3,493,738	0
Surgutneftegas PJSC, Preference Shares(g)	3,804,484	0
Tatneft PJSC(g)	753,855	0
Tatneft PJSC, Preference Shares(g)	74,068	0
VTB Bank PJSC(a)(g)	3,563,458,267	0

		0

Saudi Arabia-3.59%
Al Rajhi Bank(a)	288,315	6,537,355
Alinma Bank	210,556	2,101,329
Etihad Etisalat Co.	161,530	1,573,365
Riyad Bank	258,213	2,470,428
Saudi Arabian Mining Co.(a)	148,680	3,311,870
Saudi Arabian Oil Co.(b)	646,051	6,000,500
Saudi Basic Industries Corp.	266,863	6,278,211
Saudi Electricity Co.	425,338	3,056,280
Saudi Kayan Petrochemical Co.(a)	308,023	1,078,784
Saudi National Bank (The)	309,314	4,889,689
Saudi Telecom Co.	473,289	5,088,655
Yanbu National Petrochemical Co., Class A	81,046	964,127

		43,350,593

Singapore-0.03%
Yangzijiang Financial Holding Ltd.(a)	1,406,624	308,143

South Africa-4.31%
Absa Group Ltd.	265,770	2,888,581
Aspen Pharmacare Holdings Ltd.	152,944	1,258,839
Bid Corp. Ltd.	96,623	1,553,960
Bidvest Group Ltd. (The)	99,677	1,152,462
Capitec Bank Holdings Ltd.	12,337	1,275,872
Discovery Ltd.(a)	137,209	897,579
Exxaro Resources Ltd.	113,932	1,267,929
FirstRand Ltd.(c)	1,318,216	4,615,818
Foschini Group Ltd. (The)	160,421	1,003,073
Gold Fields Ltd.	267,410	2,160,670
Impala Platinum Holdings Ltd.	125,009	1,279,510
Kumba Iron Ore Ltd.(c)	29,545	556,239

	Shares	Value
South Africa-(continued)
Mr Price Group Ltd.	91,336	$878,893
MTN Group Ltd.	572,063	4,041,717
Naspers Ltd., Class N	39,751	4,109,965
Nedbank Group Ltd.	182,426	2,159,630
Old Mutual Ltd.	1,769,861	1,005,433
Remgro Ltd.	151,577	1,127,579
Sanlam Ltd.	506,069	1,471,600
Sasol Ltd.	340,022	5,717,883
Shoprite Holdings Ltd.	172,409	2,194,339
Sibanye Stillwater Ltd.	892,030	2,093,498
Standard Bank Group Ltd.	346,323	3,234,735
Steinhoff International Holdings N.V.(a)	10,820,434	1,112,808
Vodacom Group Ltd.	171,899	1,172,122
Woolworths Holdings Ltd.	507,771	1,743,179

		51,973,913

Taiwan-12.25%
Acer, Inc.	1,987,000	1,362,796
ASE Technology Holding Co. Ltd.	1,830,362	4,567,029
Asustek Computer, Inc.	311,641	2,282,482
AUO Corp.	5,486,615	2,877,610
Catcher Technology Co. Ltd.	320,000	1,683,296
Cathay Financial Holding Co. Ltd.	3,049,339	3,577,159
Chailease Holding Co. Ltd.	288,609	1,334,556
China Development Financial Holding Corp.	6,532,000	2,381,907
China Steel Corp.	5,230,653	4,358,539
Chunghwa Telecom Co. Ltd.	1,086,599	3,743,114
Compal Electronics, Inc.	1,956,000	1,280,832
CTBC Financial Holding Co. Ltd.	4,750,838	3,007,746
Delta Electronics, Inc.	582,506	4,654,986
E.Sun Financial Holding Co. Ltd.	2,367,073	1,704,278
Evergreen Marine Corp. Taiwan Ltd.	118,200	504,384
First Financial Holding Co. Ltd.	1,941,466	1,491,234
Formosa Chemicals & Fibre Corp.	461,920	996,305
Formosa Petrochemical Corp.	417,000	1,074,125
Formosa Plastics Corp.	1,265,280	3,263,085
Foxconn Technology Co. Ltd.	699,000	980,520
Fubon Financial Holding Co. Ltd.	2,588,762	4,097,350
Hon Hai Precision Industry Co. Ltd.	3,237,064	10,297,124
Innolux Corp.	6,732,705	2,475,989
Largan Precision Co. Ltd.	44,000	2,526,185
Lite-On Technology Corp.	609,313	1,210,211
MediaTek, Inc.	240,091	4,396,111
Mega Financial Holding Co. Ltd.	2,356,357	2,186,518
Micro-Star International Co. Ltd.	292,000	992,288
Nan Ya Plastics Corp.	1,024,940	2,172,501
Novatek Microelectronics Corp.	116,000	867,593
Pegatron Corp.	720,260	1,318,810
Powertech Technology, Inc.	543,200	1,257,591
President Chain Store Corp.	157,000	1,305,796
Quanta Computer, Inc.	1,186,000	2,517,570
Realtek Semiconductor Corp.	86,000	680,580
Shin Kong Financial Holding Co. Ltd.	11,664,998	2,896,113
Sino-American Silicon Products, Inc.	195,000	750,407
SinoPac Financial Holdings Co. Ltd.	2,433,350	1,215,825
Synnex Technology International Corp.	639,000	1,043,103
Taishin Financial Holding Co. Ltd.	2,724,008	1,120,121
Taiwan Cement Corp.	1,821,292	1,709,802

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Invesco FTSE RAFI Emerging Markets ETF (PXH)–(continued)

October 31, 2022

	Shares	Value
Taiwan-(continued)
Taiwan Cooperative Financial Holding Co. Ltd.	1,737,950	$1,348,398
Taiwan Semiconductor Manufacturing Co. Ltd.	3,394,000	41,078,749
Unimicron Technology Corp.	157,000	606,610
Uni-President Enterprises Corp.	730,941	1,485,814
United Microelectronics Corp.	3,479,491	4,222,146
Walsin Technology Corp.	271,000	664,412
Wistron Corp.	1,539,875	1,244,899
Yageo Corp.	124,347	1,416,257
Yuanta Financial Holding Co. Ltd.	2,460,404	1,504,227

		147,735,083

Thailand-4.64%
Advanced Info Service PCL, NVDR	432,521	2,170,560
Bangkok Bank PCL, NVDR	829,095	3,169,557
Bangkok Dusit Medical Services PCL, NVDR	2,273,387	1,762,084
Banpu PCL, NVDR	5,311,206	1,744,353
Charoen Pokphand Foods PCL, NVDR	4,183,155	2,775,214
CP ALL PCL, NVDR	1,922,963	3,031,471
Indorama Ventures PCL, NVDR	1,080,643	1,192,512
IRPC PCL, NVDR	12,217,340	1,007,947
Kasikornbank PCL, NVDR	1,196,535	4,589,966
Krung Thai Bank PCL, NVDR	7,776,638	3,575,701
Land & Houses PCL, NVDR	5,104,383	1,233,850
PTT Exploration & Production PCL, NVDR	867,815	4,138,424
PTT Global Chemical PCL, NVDR	2,190,836	2,503,977
PTT PCL, NVDR	10,493,372	9,925,417
SCB X PCL, NVDR	1,758,024	4,896,231
Siam Cement PCL (The), NVDR	565,855	4,817,052
Thai Oil PCL, NVDR	1,528,414	2,188,612
TMBThanachart Bank PCL, NVDR	33,954,253	1,213,289
TMBThanachart Bank PCL, Wts.,expiring 10/25/2025(a)	351,453	4,709

		55,940,926

Turkey-3.62%
Akbank T.A.S.	6,468,541	5,083,620
BIM Birlesik Magazalar A.S.	399,487	2,877,576
Eregli Demir ve Celik Fabrikalari TAS	1,301,384	2,077,692
Haci Omer Sabanci Holding A.S.	2,329,113	4,199,262
KOC Holding A.S.	1,371,613	4,099,451

Investment Abbreviations:

ADR-American Depositary Receipt

CPO-Certificates of Ordinary Participation

NVDR-Non-Voting Depositary Receipt

Wts.-Warrants

	Shares	Value
Turkey-(continued)
Turk Hava Yollari AO(a)	1,363,419	$7,424,345
Turkcell Iletisim Hizmetleri A.S.	2,179,170	3,003,506
Turkiye Garanti Bankasi A.S.	1,347,539	1,702,270
Turkiye Halk Bankasi A.S.(a)	3,722,324	1,648,772
Turkiye Is Bankasi A.S., Class C	9,065,227	4,541,653
Turkiye Petrol Rafinerileri A.S.(a)	228,074	4,646,590
Yapi ve Kredi Bankasi A.S.	4,684,220	2,319,083

		43,623,820

United Republic of Tanzania-0.17%
AngloGold Ashanti Ltd.	155,276	2,038,549

United States-0.35%
JBS S.A.	893,140	4,248,468

Total Common Stocks & Other Equity Interests (Cost $1,425,588,990)		1,203,623,076

Money Market Funds-0.71%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(h)(i) (Cost $8,531,729)	8,531,729	8,531,729

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.49% (Cost $1,434,120,719)		1,212,154,805

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.00%
Invesco Private Government Fund, 3.18%(h)(i)(j)	3,383,737	3,383,737
Invesco Private Prime Fund, 3.28%(h)(i)(j)	8,698,849	8,698,849

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $12,082,818)		12,082,586

TOTAL INVESTMENTS IN SECURITIES-101.49% (Cost $1,446,203,537)		1,224,237,391
OTHER ASSETS LESS LIABILITIES-(1.49)%		(17,996,804)

NET ASSETS-100.00%		$1,206,240,587

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Invesco FTSE RAFI Emerging Markets ETF (PXH)–(continued)

October 31, 2022

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $22,157,121, which represented 1.84% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2022.
(d)	Each CPO for Cemex S.A.B. de C.V. represents two Series A shares and one Series B share.
(e)	Each CPO for Fomento Economico Mexicano S.A.B. de C.V. represents one Series B share and four Series D shares.
(f)	Each CPO for Grupo Televisa S.A.B, Series CPO. represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.
(g)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(h)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$2,123,231	$276,545,353	$(270,136,855)	$-	$-	$8,531,729	$55,295

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	10,330,294	67,546,943	(74,493,500)	-	-	3,383,737	65,024	*

Invesco Private Prime Fund	24,104,019	123,209,886	(138,612,989)	(232)	(1,835)	8,698,849	175,622	*

Total	$36,557,544	$467,302,182	$(483,243,344)	$(232)	$(1,835)	$20,614,315	$295,941

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(i)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(j)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco Global Clean Energy ETF (PBD)

October 31, 2022

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Austria-0.77%
Verbund AG	21,434	$1,678,857

Belgium-0.84%
Elia Group S.A./N.V.	14,422	1,823,086

Canada-4.99%
Ballard Power Systems, Inc.(a)(b)	264,925	1,499,374
Boralex, Inc., Class A	55,034	1,558,567
Canadian Solar, Inc.(a)(b)	48,838	1,655,608
Innergex Renewable Energy, Inc.	127,908	1,406,562
Li-Cycle Holdings Corp.(a)(b)	313,524	1,868,603
Lithium Americas Corp.(a)(b)	64,956	1,616,105
NFI Group, Inc.	186,950	1,206,085

		10,810,904

Chile-0.82%
Sociedad Quimica y Minera de Chile S.A., ADR	18,868	1,767,554

China-8.75%
BYD Co. Ltd., H Shares	71,093	1,591,246
China Datang Corp. Renewable Power Co. Ltd., H Shares(b)	7,067,835	1,908,802
Flat Glass Group Co. Ltd., H Shares	671,582	1,572,473
Ganfeng Lithium Group Co. Ltd., H Shares(b)(c)	235,178	1,590,852
JinkoSolar Holding Co. Ltd., ADR(a)(b)	33,954	1,612,136
JL Mag Rare-Earth Co. Ltd., H Shares(b)(c)	516,800	1,501,053
NIO, Inc., ADR(a)(b)	91,681	886,555
ReneSola Ltd., ADR(a)(b)	324,353	1,466,076
Tianqi Lithium Corp.(a)	181,400	1,478,958
Xinyi Energy Holdings Ltd.	5,109,114	1,301,710
Xinyi Solar Holdings Ltd.	1,575,053	1,563,044
XPeng, Inc., ADR(a)(b)	127,148	841,720
Yadea Group Holdings Ltd.(c)	1,086,652	1,658,387

		18,973,012

Denmark-3.32%
NKT A/S(a)	36,496	1,823,698
Novozymes A/S, Class B	37,049	1,946,258
Orsted A/S(c)	20,749	1,711,695
Vestas Wind Systems A/S	87,081	1,715,597

		7,197,248

France-2.78%
McPhy Energy S.A.(a)(b)	216,475	2,460,462
Neoen S.A.(b)(c)	47,438	1,655,992
Nexans S.A.	20,435	1,910,631

		6,027,085

Germany-7.36%
CropEnergies AG	128,951	2,057,024
Encavis AG	91,172	1,698,572
Energiekontor AG	22,548	2,003,452
Nordex SE(a)	212,420	1,985,664
PNE AG(b)	116,056	2,209,200
SFC Energy AG, Class BR(a)(b)	91,130	1,682,478
SMA Solar Technology AG(a)(b)	36,809	1,784,085
VERBIO Vereinigte BioEnergie AG	32,133	2,531,166

		15,951,641

	Shares	Value
Hong Kong-0.51%
Polestar Automotive Holding UK PLC, ADR(a)(b)	246,817	$1,100,804

India-0.76%
ReNew Energy Global PLC, Class A(a)(b)	283,751	1,648,593

Ireland-0.81%
Kingspan Group PLC	34,858	1,760,494

Israel-1.52%
Energix-Renewable Energies Ltd.	456,417	1,602,874
Enlight Renewable Energy Ltd.(a)	831,788	1,693,354

		3,296,228

Italy-1.77%
Prysmian S.p.A.	61,559	2,007,174
Terna Rete Elettrica Nazionale S.p.A.(b)	277,256	1,838,168

		3,845,342

Japan-3.33%
Abalance Corp.	140,300	2,001,117
GS Yuasa Corp.(b)	113,564	1,732,093
RENOVA, Inc.(a)(b)	74,644	1,642,183
West Holdings Corp.	61,681	1,848,749

		7,224,142

Netherlands-1.88%
Alfen Beheer B.V.(b)(c)	18,517	1,968,304
Fugro N.V.(a)	161,585	2,100,090

		4,068,394

New Zealand-0.85%
Mercury NZ Ltd.	548,394	1,854,191

Norway-2.47%
Aker Horizons ASA(a)	1,306,140	1,640,079
FREYR Battery S.A.(a)	135,724	1,806,487
NEL ASA(a)(b)	1,557,106	1,902,791

		5,349,357

South Africa-0.63%
Scatec ASA(c)	193,304	1,368,412

South Korea-12.23%
Bumhan Fuel Cell Co. Ltd.(a)	80,362	1,599,398
CS Wind Corp.	44,400	1,832,792
DaeMyoung Energy Co. Ltd.(a)	87,528	1,345,686
Dongkuk Structures & Construction Co. Ltd.	406,564	1,487,029
Doosan Fuel Cell Co. Ltd.(a)(b)	80,716	1,544,112
Ecopro BM Co. Ltd.	26,529	2,143,626
Hyundai Energy Solutions Co. Ltd.(a)	32,525	1,344,886
Iljin Hysolus Co. Ltd.(a)(b)	71,201	1,524,540
Iljin Materials Co. Ltd.	40,838	1,737,360
L&F Co. Ltd.(a)	11,949	1,887,413
LG Energy Solution Ltd.(a)	5,378	1,993,460
Samsung SDI Co. Ltd.	4,469	2,312,228
Sebitchem Co. Ltd.(a)	16,627	1,467,243
SK IE Technology Co. Ltd.(a)(c)	34,702	1,266,807
Sungeel Hitech Co. Ltd.(a)	16,447	1,548,347
Unison Co. Ltd.(a)	1,120,323	1,462,881

		26,497,808

Spain-3.89%
Acciona S.A.	9,709	1,747,413

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

Invesco Global Clean Energy ETF (PBD)–(continued)

October 31, 2022

	Shares	Value
Spain-(continued)
Corp. ACCIONA Energias Renovables S.A.	47,404	$1,862,827
EDP Renovaveis S.A.	81,125	1,708,635
Grenergy Renovables S.A.	52,250	1,611,210
Solaria Energia y Medio Ambiente S.A.(a)	94,854	1,499,984

		8,430,069

Sweden-2.20%
Nibe Industrier AB, Class B	189,650	1,511,989
OX2 AB(a)	238,453	1,644,288
PowerCell Sweden AB(a)(b)	145,804	1,603,119

		4,759,396

Switzerland-0.93%
Landis+Gyr Group AG(a)(b)	34,828	2,008,070

Taiwan-3.08%
Motech Industries, Inc.	2,177,684	1,598,331
Sino-American Silicon Products, Inc.	374,000	1,439,243
Teco Electric and Machinery Co. Ltd.	2,136,000	1,889,239
United Renewable Energy Co. Ltd.(a)	2,675,141	1,743,439

		6,670,252

United Kingdom-1.25%
Ceres Power Holdings PLC(a)(b)	326,892	1,233,731
ITM Power PLC(a)(b)	1,542,639	1,468,139

		2,701,870

United States-32.27%
Altus Power, Inc.(a)	159,038	1,584,019
Ameresco, Inc., Class A(a)(b)	26,758	1,618,324
Archer Aviation, Inc., Class A(a)(b)	622,104	1,772,996
Arcosa, Inc.	34,610	2,221,962
Array Technologies, Inc.(a)(b)	109,499	1,981,932
Bloom Energy Corp., Class A(a)(b)	76,230	1,426,263
Brookfield Renewable Corp., Class A(b)	48,838	1,515,443
Canoo, Inc.(a)(b)	704,310	964,905
ChargePoint Holdings, Inc.(a)(b)	102,445	1,432,181
Enphase Energy, Inc.(a)	6,317	1,939,319
EVgo, Inc.(a)(b)	194,484	1,441,126
First Solar, Inc.(a)	14,938	2,174,525
Fisker, Inc.(a)(b)	215,527	1,756,545
FTC Solar, Inc.(a)(b)	523,095	1,082,807
FuelCell Energy, Inc.(a)(b)	464,016	1,447,730
Gevo, Inc.(a)(b)	788,828	1,774,863
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	51,490	1,399,498
Itron, Inc.(a)(b)	40,246	1,967,627
Joby Aviation, Inc.(a)(b)	342,373	1,650,238
Livent Corp.(a)(b)	59,186	1,868,502

Investment Abbreviations:

ADR-American Depositary Receipt

BR-Bearer Shares

	Shares	Value
United States-(continued)
Lordstown Motors Corp., Class A(a)(b)	908,788	$1,644,906
Lucid Group, Inc.(a)(b)	119,592	1,708,970
Maxeon Solar Technologies Ltd.(a)(b)	79,776	1,378,529
MP Materials Corp.(a)(b)	61,493	1,847,250
Navitas Semiconductor Corp.(a)(b)	333,120	1,402,435
Ormat Technologies, Inc.(b)	20,752	1,877,018
Piedmont Lithium, Inc.(a)(b)	32,830	2,042,683
Plug Power, Inc.(a)(b)	67,306	1,075,550
Proterra, Inc.(a)(b)	333,683	2,082,182
QuantumScape Corp.(a)(b)	165,859	1,381,605
REC Silicon ASA(a)	983,617	1,890,252
Rivian Automotive, Inc., Class A(a)(b)	49,687	1,737,554
Shoals Technologies Group, Inc., Class A(a)(b)	79,583	1,839,163
Signify N.V.(c)	66,251	1,837,347
SolarEdge Technologies, Inc.(a)	6,296	1,448,269
Solid Power, Inc.(a)(b)	315,027	1,767,301
Stem, Inc.(a)(b)	116,141	1,579,518
Sunnova Energy International, Inc.(a)(b)	71,245	1,320,882
SunPower Corp.(a)(b)	74,390	1,375,471
Sunrun, Inc.(a)(b)	52,786	1,188,213
TPI Composites, Inc.(a)(b)	131,559	1,310,328
Universal Display Corp.	19,435	1,850,601
Wolfspeed, Inc.(a)(b)	16,860	1,327,725

		69,934,557

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $280,728,846)		216,747,366

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-32.89%
Invesco Private Government Fund, 3.18%(d)(e)(f)	19,922,611	19,922,611
Invesco Private Prime Fund, 3.28%(d)(e)(f)	51,352,081	51,352,081

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $71,275,607)		71,274,692

TOTAL INVESTMENTS IN SECURITIES-132.90% (Cost $352,004,453)		288,022,058
OTHER ASSETS LESS LIABILITIES-(32.90)%		(71,294,087)

NET ASSETS-100.00%		$216,727,971

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Invesco Global Clean Energy ETF (PBD)–(continued)

October 31, 2022

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2022.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $14,558,849, which represented 6.72% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$5,789,576	$(5,789,576)	$-	$-	$-	$714

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	38,817,582	92,102,708	(110,997,679)	-	-	19,922,611	220,057	*

Invesco Private Prime Fund	90,917,942	170,990,176	(210,528,439)	(916)	(26,682)	51,352,081	609,760	*

Total	$129,735,524	$268,882,460	$(327,315,694)	$(916)	$(26,682)	$71,274,692	$830,531

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

Invesco Global Water ETF (PIO)

October 31, 2022

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.81%
Brazil-3.50%
Cia de Saneamento Basico do Estado de Sao Paulo	785,541	$8,997,287

Canada-1.01%
Stantec, Inc.	53,414	2,610,298

China-1.21%
Beijing Enterprises Water Group Ltd.	4,847,976	1,019,021
China Water Affairs Group Ltd.	665,272	471,208
Guangdong Investment Ltd.(a)	2,554,165	1,610,619

		3,100,848

France-4.11%
Veolia Environnement S.A.	473,339	10,568,166

India-0.01%
VA Tech Wabag Ltd.(b)	7,830	24,953

Italy-1.25%
ACEA S.p.A.	40,555	511,053
Hera S.p.A.(a)	1,135,315	2,706,480

		3,217,533

Japan-7.20%
Ebara Corp.	144,976	4,725,729
Ebara Jitsugyo Co. Ltd.	6,116	89,579
Kurita Water Industries Ltd.(a)	101,652	3,734,113
METAWATER Co. Ltd.	24,241	310,851
Miura Co. Ltd.	180,310	3,681,776
Nomura Micro Science Co. Ltd.	18,190	457,091
Organo Corp.	49,110	850,797
Torishima Pump Manufacturing Co. Ltd.	22,065	191,353
TOTO Ltd.	156,774	4,482,723

		18,524,012

Netherlands-1.61%
Aalberts N.V.	79,548	2,765,899
Arcadis N.V.(a)	40,878	1,389,014

		4,154,913

South Korea-0.60%
Coway Co. Ltd.	39,785	1,544,533

Spain-2.84%
Acciona S.A.	40,609	7,308,754

Switzerland-6.94%
Belimo Holding AG(a)	4,816	1,963,455
Geberit AG	35,715	15,891,971

		17,855,426

	Shares	Value
United Kingdom-13.59%
Genuit Group PLC	176,674	$519,722
Halma PLC	312,631	7,612,895
Pennon Group PLC	369,578	3,563,677
Severn Trent PLC	264,512	7,622,785
Spirax-Sarco Engineering PLC	54,121	6,698,564
United Utilities Group PLC	826,496	8,939,201

		34,956,844

United States-55.94%
A.O. Smith Corp.	98,773	5,410,785
American Water Works Co., Inc.	71,435	10,382,363
Danaher Corp.	78,579	19,775,977
Ecolab, Inc.	64,730	10,167,141
Essential Utilities, Inc.	97,678	4,319,321
Ferguson PLC	182,526	19,985,392
IDEX Corp.	36,194	8,046,288
Pentair PLC	417,917	17,949,535
Roper Technologies, Inc.	52,682	21,838,796
Tetra Tech, Inc.	43,036	6,080,126
Waters Corp.(b)	35,514	10,624,724
Xylem, Inc.	91,213	9,342,948

		143,923,396

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.81% (Cost $256,199,110)		256,786,963

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.21%
Invesco Private Government Fund, 3.18%(c)(d)(e)	875,923	875,923
Invesco Private Prime Fund, 3.28%(c)(d)(e)	2,251,823	2,251,823

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,127,741)		3,127,746

TOTAL INVESTMENTS IN SECURITIES-101.02% (Cost $259,326,851)		259,914,709
OTHER ASSETS LESS LIABILITIES-(1.02)%		(2,629,372)

NET ASSETS-100.00%		$257,285,337

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Invesco Global Water ETF (PIO)–(continued)

October 31, 2022

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2022.
(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$46,598	$10,014,967	$(10,061,565)	$-	$-	$-	$2,413

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	2,705,012	29,677,719	(31,506,808)	-	-	875,923	23,909	*

Invesco Private Prime Fund	6,311,696	68,221,243	(72,278,858)	5	(2,263)	2,251,823	66,577	*

Total	$9,063,306	$107,913,929	$(113,847,231)	$5	$(2,263)	$3,127,746	$92,899

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

Invesco International BuyBack AchieversTM ETF (IPKW)

October 31, 2022

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.51%
Australia-1.63%
Boral Ltd.(a)	153,780	$283,204
Eclipx Group Ltd.(b)	105,972	127,396
Orora Ltd.	466,488	903,836

		1,314,436

Brazil-4.52%
Vale S.A.	285,700	3,655,065

Canada-28.02%
Artis REIT	36,970	258,835
Canaccord Genuity Group, Inc.	57,614	294,818
CGI, Inc., Class A(b)	50,273	4,044,543
CI Financial Corp.	104,248	1,042,442
Dollarama, Inc.	65,925	3,912,341
Dream Office REIT	16,308	184,235
Element Fleet Management Corp.	160,367	2,133,838
Fairfax Financial Holdings Ltd.	4,144	2,032,703
Home Capital Group, Inc.	19,182	370,407
Imperial Oil Ltd.	43,705	2,374,530
Interfor Corp.(b)	31,827	564,652
Real Matters, Inc.(b)	37,187	125,951
Stelco Holdings, Inc.	27,066	680,792
Suncor Energy, Inc.	134,395	4,616,949

		22,637,036

Colombia-1.23%
Parex Resources, Inc.	65,267	994,280

Denmark-1.98%
Jyske Bank A/S(b)	29,659	1,601,753

Finland-0.26%
Citycon OYJ(a)	34,157	212,851

France-2.72%
Carrefour S.A.(a)	136,610	2,198,778

Germany-2.25%
Scout24 SE(c)	35,405	1,815,414

Hong Kong-1.89%
WH Group Ltd.	3,017,183	1,525,917

Ireland-0.39%
Glenveagh Properties PLC(b)(c)	319,360	312,483

Japan-29.66%
Dai-ichi Life Holdings, Inc.	240,319	3,811,700
Fukuyama Transporting Co. Ltd.	15,201	331,868
Gree, Inc.	22,480	126,590
GungHo Online Entertainment, Inc.	24,610	364,758
Hazama Ando Corp.(a)	54,099	314,108
Hogy Medical Co. Ltd.	9,795	217,469
Inabata & Co. Ltd.	14,451	238,881
Inpex Corp.	202,645	2,069,601
JAFCO Group Co. Ltd.	16,616	255,218
Japan Post Holdings Co. Ltd.	575,166	3,868,106
Japan Post Insurance Co. Ltd.(a)	68,314	1,009,761
K’s Holdings Corp.	70,246	551,060
Marui Group Co. Ltd.	63,065	1,041,219
Mebuki Financial Group, Inc.	357,923	695,931
Megachips Corp.	5,856	100,545
Mitsubishi Shokuhin Co. Ltd.	7,174	145,280

	Shares	Value
Japan-(continued)
Morinaga Milk Industry Co. Ltd.	14,990	$425,592
Nishimatsu Construction Co. Ltd.(a)	16,995	413,913
Nitto Kogyo Corp.(a)	10,285	170,361
Ricoh Co. Ltd.	171,859	1,260,311
Sega Sammy Holdings, Inc.	63,450	813,215
SoftBank Group Corp.	112,401	4,839,818
Starts Corp., Inc.	12,552	222,100
Sumitomo Osaka Cement Co. Ltd.	9,918	211,192
Suruga Bank Ltd.	76,285	202,216
Tokushu Tokai Paper Co. Ltd.(a)	4,926	96,939
Yamazen Corp.	26,345	163,953

		23,961,705

Luxembourg-2.61%
ArcelorMittal S.A.	93,971	2,104,113

Netherlands-2.54%
Akzo Nobel N.V.	33,297	2,054,845

Poland-0.40%
Cyfrowy Polsat S.A.	85,528	320,863

South Korea-1.15%
Meritz Fire & Marine Insurance Co. Ltd.	23,133	510,747
Meritz Securities Co. Ltd.	159,783	415,035

		925,782

Switzerland-0.93%
Forbo Holding AG	621	752,088

Turkey-0.76%
Arcelik A.S	145,229	614,004

United Kingdom-9.00%
Balanced Commercial Property Trust Ltd.	383,058	368,263
Firstgroup PLC	344,248	416,960
NatWest Group PLC	754,399	2,039,420
Pennon Group PLC	151,573	1,461,551
Quilter PLC(c)	701,419	780,606
Victoria PLC(a)(b)	34,872	202,356
WPP PLC	227,226	2,003,984

		7,273,140

United States-7.57%
JBS S.A.	409,700	1,948,852
RHI Magnesita N.V.	15,015	320,165
Roche Holding AG	11,577	3,847,046

		6,116,063

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.51% (Cost $91,288,305)		80,390,616

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.77%
Invesco Private Government Fund, 3.18%(d)(e)(f)	1,081,717	1,081,717

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Invesco International BuyBack AchieversTM ETF (IPKW)–(continued)

October 31, 2022

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 3.28%(d)(e)(f)	2,768,002	$2,768,002

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,849,681)		3,849,719

TOTAL INVESTMENTS IN SECURITIES-104.28% (Cost $95,137,986)		84,240,335
OTHER ASSETS LESS LIABILITIES-(4.28)%		(3,454,995)

NET ASSETS-100.00%		$80,785,340

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2022.
(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $2,908,503, which represented 3.60% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$354,727	$31,092,641	$(31,447,368)	$-	$-	$-	$1,823

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	3,468,349	30,546,574	(32,933,206)	-	-	1,081,717	19,942	*
Invesco Private Prime Fund	8,092,804	60,235,892	(65,559,501)	38	(1,231)	2,768,002	54,887	*

Total	$11,915,880	$121,875,107	$(129,940,075)	$38	$(1,231)	$3,849,719	$76,652

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

Invesco MSCI Global Timber ETF (CUT)

October 31, 2022

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.00%
Austria-4.05%
Mondi PLC	146,027	$2,458,875

Brazil-5.59%
Dexco S.A.	102,796	189,832
Klabin S.A.	224,834	926,373
Suzano S.A.	224,553	2,276,663

		3,392,868

Canada-4.32%
Canfor Corp.(a)	18,910	283,778
Cascades, Inc.	20,461	132,602
Interfor Corp.(a)	17,160	304,440
Stella-Jones, Inc.	17,321	521,008
West Fraser Timber Co. Ltd.	18,421	1,381,389

		2,623,217

Chile-0.89%
Empresas CMPC S.A.	339,384	538,302

China-0.49%
Chengxin Lithium Group Co. Ltd., A Shares	15,300	90,602
Greatview Aseptic Packaging Co. Ltd.	183,243	25,678
Lee & Man Paper Manufacturing Ltd.	385,042	116,741
Shandong Sun Paper Industry JSC Ltd., A Shares	45,800	65,826

		298,847

Finland-11.48%
Huhtamaki OYJ(b)	28,793	1,034,433
Metsa Board OYJ	53,762	404,363
Stora Enso OYJ, Class R	165,470	2,157,124
UPM-Kymmene OYJ	100,447	3,366,479

		6,962,399

Germany-0.30%
Mercer International, Inc.(b)	13,569	182,096

Hong Kong-0.48%
Nine Dragons Paper Holdings Ltd.	492,716	291,869

Indonesia-1.20%
PT Indah Kiat Pulp & Paper Corp. Tbk	828,337	509,827
PT Pabrik Kertas Tjiwi Kimia Tbk	431,738	215,904

		725,731

Ireland-4.04%
Smurfit Kappa Group PLC	73,851	2,447,378

Japan-2.99%
Daiken Corp.	3,491	46,786
Daio Paper Corp.	25,130	185,641
Hokuetsu Corp.	37,537	194,965
Nippon Paper Industries Co. Ltd.(b)	29,375	171,149
Oji Holdings Corp.	244,269	848,002
Rengo Co. Ltd.	56,012	310,895
Tokushu Tokai Paper Co. Ltd.(b)	2,732	53,764

		1,811,202

Malaysia-0.09%
Ta Ann Holdings Bhd	63,500	53,051

Norway-0.13%
Elopak ASA	34,637	78,123

	Shares	Value
Portugal-0.70%
Altri SGPS S.A.	21,338	$118,839
Navigator Co. S.A. (The)	64,081	244,345
Semapa-Sociedade de Investimento e Gestao	4,843	61,651

		424,835

Russia-0.00%
Segezha Group PJSC(c)(d)	1,310,077	0

Saudi Arabia-0.19%
Middle East Paper Co.	8,313	115,263

South Africa-0.87%
Sappi Ltd.(a)	171,808	529,704

South Korea-0.20%
Dongwha Enterprise Co. Ltd.(a)	1,592	73,428
Kuk-il Paper Manufacturing Co. Ltd.(a)	28,857	50,747

		124,175

Spain-0.32%
Ence Energia y Celulosa S.A.	41,974	143,704
Miquel y Costas & Miquel S.A.	4,576	48,483

		192,187

Sweden-6.65%
Billerud AB(b)	66,634	859,875
Holmen AB, Class B	28,279	1,025,168
Svenska Cellulosa AB S.C.A., Class B	182,066	2,146,809

		4,031,852

Switzerland-2.89%
SIG Group AG	91,265	1,754,623

Taiwan-1.11%
Cheng Loong Corp.	219,000	178,068
Chung Hwa Pulp Corp.	121,000	62,523
Longchen Paper & Packaging Co. Ltd.	217,000	100,006
Shihlin Paper Corp.(a)	47,000	69,795
YFY, Inc.	330,000	261,665

		672,057

Thailand-0.92%
Polyplex Thailand PCL, NVDR	61,211	37,956
SCG Packaging PCL, NVDR	382,102	522,052

		560,008

United Kingdom-2.25%
DS Smith PLC	407,998	1,363,210

United States-46.85%
Amcor PLC	273,501	3,167,142
Avery Dennison Corp.	17,529	2,972,042
Clearwater Paper Corp.(a)	5,165	229,739
Glatfelter Corp.(b)	13,606	38,505
Graphic Packaging Holding Co.	92,416	2,121,871
International Paper Co.	77,881	2,617,581
Louisiana-Pacific Corp.(b)	24,991	1,415,740
Packaging Corp. of America	23,745	2,854,387
Pactiv Evergreen, Inc.	13,134	143,292
PotlatchDeltic Corp.(b)	23,830	1,060,197
Ranpak Holdings Corp.(a)(b)	12,955	49,229
Rayonier, Inc.	43,364	1,461,367
Resolute Forest Products, Inc.(a)	13,962	290,182
Sealed Air Corp.	43,981	2,094,375

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Invesco MSCI Global Timber ETF (CUT)–(continued)

October 31, 2022

	Shares	Value
United States-(continued)
Sonoco Products Co.	29,091	$1,805,969
Sylvamo Corp.	12,072	581,508
WestRock Co.	77,037	2,623,880
Weyerhaeuser Co.	93,539	2,893,161

		28,420,167

Total Common Stocks & Other Equity Interests (Cost $60,017,662)		60,052,039

Exchange-Traded Funds-0.64%
India-0.64%
Invesco India ETF(e) (Cost $403,496)	15,752	384,979

Money Market Funds-0.11%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(e)(f) (Cost $67,536)	67,536	67,536

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.75% (Cost $60,488,694)		60,504,554

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-6.54%
Invesco Private Government Fund, 3.18%(e)(f)(g)	1,110,750	$1,110,750
Invesco Private Prime Fund, 3.28%(e)(f)(g)	2,855,522	2,855,522

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,966,260)		3,966,272

TOTAL INVESTMENTS IN SECURITIES-106.29% (Cost $64,454,954)		64,470,826
OTHER ASSETS LESS LIABILITIES-(6.29)%		(3,814,371)

NET ASSETS-100.00%		$60,656,455

Investment Abbreviations:

ETF-Exchange-Traded Fund

NVDR-Non-Voting Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.

(b)	All or a portion of this security was out on loan at October 31, 2022.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2022 represented less than 1% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Invesco India ETF	$260,608	$263,514	$(96,265)	$(46,619)	$21,338	$384,979	$3,325

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	223,357	4,051,573	(4,207,394)	-	-	67,536	473

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

Invesco MSCI Global Timber ETF (CUT)–(continued)

October 31, 2022

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Value October 31, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$1,598,882	$28,002,957	$(28,491,089)	$-	$-		$1,110,750	$13,727	*

Invesco Private Prime Fund	3,730,724	57,538,802	(58,413,722)	12	(294)		2,855,522	37,872	*

Total	$5,813,571	$89,856,846	$(91,208,470)	$(46,607)	$21,044	**	$4,418,787	$55,397

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

**	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco India ETF	$17,597

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Invesco MSCI Green Building ETF (GBLD)

October 31, 2022

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.74%
Australia-2.90%
Centuria Office REIT	8,345	$8,031
Cromwell Property Group	30,959	13,858
GDI Property Group	10,409	5,258
Growthpoint Properties Australia Ltd.	5,804	12,322
Vicinity Ltd.	83,169	103,440

		142,909

Austria-0.59%
CA Immobilien Anlagen AG	916	28,925

Canada-1.50%
First Capital REIT	2,329	27,063
RioCan REIT	3,300	46,958

		74,021

China-0.26%
Guangzhou R&F Properties Co. Ltd., H Shares(a)	36,476	4,972
SOHO China Ltd.	44,538	6,525
Yuzhou Group Holdings Co. Ltd.(a)(b)	49,338	1,282

		12,779

Finland-0.23%
Citycon OYJ(a)	1,806	11,254

France-7.85%
Carmila S.A.	1,234	17,270
Covivio	1,018	54,533
Gecina S.A.	988	88,128
Klepierre S.A.	4,624	93,002
Mercialys S.A.(a)	1,614	13,982
Unibail-Rodamco-Westfield(a)(b)	2,535	119,962

		386,877

Germany-0.12%
Deutsche EuroShop AG	266	5,705

Hong Kong-9.84%
Champion REIT	57,220	17,130
Henderson Land Development Co. Ltd.	31,214	76,426
Sun Hung Kai Properties Ltd.	31,101	334,590
Swire Properties Ltd.	25,117	48,251
Yuexiu REIT	49,978	8,595

		484,992

Israel-0.10%
Property & Building Corp. Ltd.(b)	64	4,766

Japan-27.31%
Activia Properties, Inc.	15	44,455
AEON REIT Investment Corp.	35	37,676
CRE Logistics REIT, Inc.	12	16,518
Daiwa House REIT Investment Corp.	47	94,863
Daiwa Office Investment Corp.	7	33,061
Frontier Real Estate Investment Corp.	10	35,321
Fukuoka REIT Corp.	14	16,352
Global One Real Estate Investment Corp.	20	15,447
GLP J-Reit	92	95,383
Hulic Reit, Inc.	28	32,797
Isetan Mitsukoshi Holdings Ltd.	7,217	64,093
Itochu Advance Logistics Investment Corp.	14	13,695
Japan Excellent, Inc.	26	24,052
Japan Metropolitan Fund Investment Corp.	150	110,506

	Shares	Value
Japan-(continued)
Japan Real Estate Investment Corp.	27	$113,170
LaSalle Logiport REIT	38	40,573
Mitsubishi Estate Logistics REIT Investment Corp.	10	29,603
Mori Hills REIT Investment Corp.	33	36,123
Nippon Building Fund, Inc.	33	146,756
Nippon Prologis REIT, Inc.	46	96,404
Nomura Real Estate Master Fund, Inc.	91	103,774
One REIT, Inc.	5	8,339
ORIX JREIT, Inc.	56	75,164
Sekisui House REIT, Inc.	90	48,501
SOSiLA Logistics REIT, Inc.	14	13,422

		1,346,048

Netherlands-0.58%
Eurocommercial Properties N.V.	917	20,174
Wereldhave N.V.(a)	692	8,481

		28,655

Singapore-10.08%
CapitaLand India Trust	19,952	15,791
CapitaLand Integrated Commercial Trust	113,976	151,420
City Developments Ltd.	8,775	47,314
Frasers Centrepoint Trust	21,990	32,322
Frasers Logistics & Commercial Trust(c)	63,444	49,317
Keppel REIT	39,979	25,285
Lendlease Global Commercial REIT	36,166	17,890
Manulife US REIT(c)	36,064	13,163
Mapletree Pan Asia Commercial Trust	50,614	56,870
OUE Commercial REIT, (Acquired 04/20/2021 - 08/18/2022; Cost $14,207)(d)	46,875	10,766
Prime US REIT(c)	13,904	6,535
SPH REIT	24,014	13,830
Starhill Global REIT	31,261	11,377
Suntec REIT	49,347	44,985

		496,865

Spain-2.09%
Inmobiliaria Colonial SOCIMI S.A.	6,379	33,635
Lar Espana Real Estate SOCIMI S.A.	1,169	4,558
Merlin Properties SOCIMI S.A.	7,068	59,867
Neinor Homes S.A.(a)(c)	602	4,802

		102,862

Sweden-1.26%
Atrium Ljungberg AB, Class B	972	12,992
Fabege AB	5,688	41,271
Platzer Fastigheter Holding AB, Class B	1,289	7,990

		62,253

United Kingdom-4.22%
Berkeley Group Holdings PLC	2,393	95,632
Crest Nicholson Holdings PLC	5,522	12,843
Land Securities Group PLC	15,141	99,436

		207,911

United States-30.81%
Alexandria Real Estate Equities, Inc.	3,344	485,883
Boston Properties, Inc.	3,211	233,440
Brandywine Realty Trust	3,684	24,167
Cousins Properties, Inc.	3,197	75,961

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

Invesco MSCI Green Building ETF (GBLD)–(continued)

October 31, 2022

	Shares	Value
United States-(continued)
Douglas Emmett, Inc.	3,778	$66,455
Empire State Realty Trust, Inc., Class A, (Acquired 04/20/2021 - 08/18/2022; Cost $30,980)(a)(d)	3,043	22,427
Equity Commonwealth	2,422	63,360
Franklin Street Properties Corp.	2,217	6,385
Highwoods Properties, Inc.	2,260	63,800
Hudson Pacific Properties, Inc.	3,109	34,323
JBG SMITH Properties	2,390	47,035
KB Home	1,714	49,397
Kilroy Realty Corp.	2,258	96,507
Meritage Homes Corp.(b)	789	60,090
Paramount Group, Inc.(a)	3,767	24,372
Piedmont Office Realty Trust, Inc., Class A	2,651	27,703
SL Green Realty Corp.	1,378	54,679
Vornado Realty Trust	3,503	82,636

		1,518,620

Total Common Stocks & Other Equity Interests (Cost $6,811,965)		4,915,442

Money Market Funds-0.66%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(e)(f) (Cost $32,365)	32,365	32,365

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.40% (Cost $6,844,330)		4,947,807

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.34%
Invesco Private Government Fund, 3.18%(e)(f)(g)	32,360	$32,360
Invesco Private Prime Fund, 3.28%(e)(f)(g)	83,181	83,181

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $115,538)		115,541

TOTAL INVESTMENTS IN SECURITIES-102.74% (Cost $6,959,868)		5,063,348
OTHER ASSETS LESS LIABILITIES-(2.74)%		(135,219)

NET ASSETS-100.00%		$4,928,129

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2022.
(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $73,817, which represented 1.50% of the Fund’s Net Assets.

(d)	Restricted security. The value of this security at October 31, 2022 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Invesco Office J-Reit, Inc.	$9,945	$-	$(10,015)	$371	$(301)	$-	$-

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	-	409,299	(376,934)	-	-	32,365	248

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	57,646	859,534	(884,820)	-	-	32,360	562	*

Invesco Private Prime Fund	134,510	1,982,306	(2,033,610)	3	(28)	83,181	1,523	*

Total	$202,101	$3,251,139	$(3,305,379)	$374	$(329)	$147,906	$2,333

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Invesco MSCI Green Building ETF (GBLD)–(continued)

October 31, 2022

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

Invesco S&P Global Water Index ETF (CGW)

October 31, 2022

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Austria-0.90%
Wienerberger AG	366,867	$8,390,409

Brazil-2.50%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR(a)	2,014,451	23,287,053

Canada-2.03%
Stantec, Inc.	387,500	18,936,806

China-1.09%
Beijing Enterprises Water Group Ltd.(a)	34,348,466	7,219,879
China Lesso Group Holdings Ltd.	3,597,000	2,918,895

		10,138,774

France-4.28%
Veolia Environnement S.A.	1,789,236	39,947,994

Italy-1.01%
Interpump Group S.p.A.(a)	242,761	9,400,576

Japan-3.85%
Ebara Corp.	245,100	7,989,434
Kurita Water Industries Ltd.(a)	680,791	25,008,368
Organo Corp.	168,500	2,919,148

		35,916,950

Netherlands-1.17%
Aalberts N.V.	314,419	10,932,406

South Korea-0.70%
Coway Co. Ltd.	168,587	6,544,885

Switzerland-6.82%
Belimo Holding AG	28,252	11,518,177
Geberit AG(a)	78,541	34,948,096
Georg Fischer AG	250,792	13,895,995
Sulzer AG(a)	49,256	3,285,374

		63,647,642

United Kingdom-15.28%
Pennon Group PLC	2,193,305	21,149,070
Severn Trent PLC(a)	2,052,978	59,163,325
United Utilities Group PLC(a)	5,754,415	62,238,506

		142,550,901

United States-60.37%
Advanced Drainage Systems, Inc.(a)	365,835	42,392,960
American States Water Co.(a)	258,528	23,386,443
American Water Works Co., Inc.(a)	526,997	76,593,744

	Shares	Value
United States-(continued)
Badger Meter, Inc.(a)	170,225	$19,146,908
California Water Service Group	397,413	24,663,451
Core & Main, Inc., Class A(a)(b)	263,009	6,201,752
Ecolab, Inc.(a)	236,269	37,110,772
Energy Recovery, Inc.(a)(b)	374,133	9,626,442
Essential Utilities, Inc.	1,263,661	55,879,089
Evoqua Water Technologies Corp.(b)	759,537	29,758,660
Franklin Electric Co., Inc.	164,098	13,446,190
Lindsay Corp.	63,807	10,802,525
Middlesex Water Co.(a)	136,138	12,180,267
Montrose Environmental Group, Inc.(a)(b)	110,907	4,855,508
Mueller Water Products, Inc., Class A	901,367	10,545,994
Pentair PLC	490,822	21,080,805
Reliance Worldwide Corp. Ltd.(a)	2,521,319	5,175,348
Select Energy Services, Inc., Class A(b)	473,845	4,572,604
SJW Group(a)	189,399	13,386,721
Tetra Tech, Inc.	187,329	26,465,841
TETRA Technologies, Inc.(a)(b)	424,355	2,096,314
Valmont Industries, Inc.	57,871	18,473,580
Watts Water Technologies, Inc., Class A(a)	119,225	17,449,771
Xylem, Inc.(a)	761,341	77,984,159

		563,275,848

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $809,680,309)		932,970,244

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-10.08%
Invesco Private Government Fund, 3.18%(c)(d)(e)	26,467,571	26,467,571
Invesco Private Prime Fund, 3.28%(c)(d)(e)	67,629,085	67,629,085

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $94,095,062)		94,096,656

TOTAL INVESTMENTS IN SECURITIES-110.08% (Cost $903,775,371)		1,027,066,900
OTHER ASSETS LESS LIABILITIES-(10.08)%		(94,073,162)

NET ASSETS-100.00%		$932,993,738

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Invesco S&P Global Water Index ETF (CGW)–(continued)

October 31, 2022

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2022.
(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$198,686	$29,391,900	$(29,590,586)	$-	$-	$-	$1,104

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	9,367,167	132,981,516	(115,881,112)	-	-	26,467,571	112,171	*
Invesco Private Prime Fund	21,856,724	314,701,566	(268,930,095)	1,594	(704)	67,629,085	306,510	*

Total	$31,422,577	$477,074,982	$(414,401,793)	$1,594	$(704)	$94,096,656	$419,785

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

Invesco S&P International Developed Quality ETF (IDHQ)

October 31, 2022

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.76%
Australia-12.05%
AGL Energy Ltd.	14,244	$62,028
ALS Ltd.	9,414	68,866
Aristocrat Leisure Ltd.	12,457	295,286
ASX Ltd.	5,522	239,052
Bendigo & Adelaide Bank Ltd.(a)	13,827	79,663
BHP Group Ltd.	125,958	3,009,119
BlueScope Steel Ltd.	10,818	108,813
Charter Hall Group	10,541	87,221
Cochlear Ltd.	1,463	186,832
CSL Ltd.	8,468	1,518,761
Domino’s Pizza Enterprises Ltd.	1,311	53,443
Fortescue Metals Group Ltd.	45,691	429,492
Goodman Group	34,661	376,788
James Hardie Industries PLC, CDI	9,497	206,477
JB Hi-Fi Ltd.(a)	2,720	74,634
Lynas Rare Earths Ltd.(b)	18,440	98,223
Rio Tinto PLC	27,777	1,450,980
SEEK Ltd.	9,679	133,626
Sonic Healthcare Ltd.	10,436	218,684
South32 Ltd.	83,171	191,461
Stockland	49,266	113,411
Transurban Group	66,961	567,770
Wesfarmers Ltd.	22,564	655,922
WiseTech Global Ltd.	3,136	116,629
Woolworths Group Ltd.	36,571	772,184

		11,115,365

Belgium-0.49%
KBC Group N.V.	6,496	325,510
Umicore S.A.(a)	3,772	124,331

		449,841

Brazil-0.42%
Wheaton Precious Metals Corp.	7,968	260,353
Yara International ASA	2,977	132,860

		393,213

Canada-6.20%
Canadian National Railway Co.	11,196	1,324,756
Canadian Natural Resources Ltd.	24,027	1,439,277
CGI, Inc., Class A(b)	4,557	366,618
Fairfax Financial Holdings Ltd.	571	280,085
Gildan Activewear, Inc.	4,277	134,796
Imperial Oil Ltd.	4,007	217,704
Manulife Financial Corp.	35,671	590,485
Suncor Energy, Inc.	26,616	914,355
Toromont Industries Ltd.	1,722	132,175
Tourmaline Oil Corp.	5,668	318,959

		5,719,210

China-0.62%
BOC Hong Kong Holdings Ltd.	93,525	290,708
Budweiser Brewing Co. APAC Ltd.(c)	29,815	62,746
Chow Tai Fook Jewellery Group Ltd.	47,618	81,528
ENN Energy Holdings Ltd.	13,714	136,356

		571,338

Denmark-5.91%
AP Moller - Maersk A/S, Class B	167	349,406

	Shares	Value
Denmark-(continued)
Chr. Hansen Holding A/S	2,907	$161,471
Coloplast A/S, Class B	2,169	241,878
Demant A/S(b)	1,837	50,214
Novo Nordisk A/S, Class B	38,104	4,143,482
Novozymes A/S, Class B	4,067	213,648
Orsted A/S(c)	3,550	292,859

		5,452,958

Finland-1.95%
Elisa OYJ	2,975	143,812
Kesko OYJ, Class B	5,327	103,719
Kone OYJ, Class B	11,380	466,206
Metso Outotec OYJ(a)	13,147	99,819
Neste OYJ	7,862	344,540
Orion OYJ, Class B	2,332	107,290
Sampo OYJ, Class A	11,760	537,913

		1,803,299

France-5.50%
Airbus SE	15,145	1,640,256
BioMerieux	936	82,833
Bollore SE	21,450	107,378
Hermes International	790	1,023,235
Kering S.A.	1,444	661,783
L’Oreal S.A.	4,457	1,401,256
Sartorius Stedim Biotech	495	157,142

		5,073,883

Germany-1.44%
adidas AG	3,660	358,047
Hapag-Lloyd AG(c)	216	39,046
Mercedes-Benz Group AG	16,145	935,076

		1,332,169

Hong Kong-2.62%
AIA Group Ltd.	224,059	1,696,887
Hong Kong Exchanges & Clearing Ltd.	27,026	719,559

		2,416,446

Israel-0.78%
Check Point Software Technologies Ltd.(b)	2,470	319,198
Clal Insurance Enterprises Holdings Ltd.(b)	2,709	46,960
ICL Group Ltd.	13,824	125,376
Israel Corp. Ltd. (The)	121	52,636
Kornit Digital Ltd.(b)	1,315	35,137
Maytronics Ltd.(a)	2,952	31,990
Phoenix Holdings Ltd. (The)	5,249	57,136
Strauss Group Ltd.	2,136	53,699

		722,132

Italy-0.68%
Ferrari N.V.	2,763	544,797
Recordati Industria Chimica e Farmaceutica S.p.A.	2,115	79,497

		624,294

Japan-13.96%
Advantest Corp.	4,559	241,085
Astellas Pharma, Inc.	34,859	479,961
BayCurrent Consulting, Inc.	5,250	147,997
Benefit One, Inc.	3,914	54,351

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Invesco S&P International Developed Quality ETF (IDHQ)–(continued)

October 31, 2022

	Shares	Value
Japan-(continued)
BIPROGY, Inc.	2,546	$55,070
Casio Computer Co. Ltd.	5,706	49,676
Chugai Pharmaceutical Co. Ltd.	14,406	334,381
CyberAgent, Inc.	11,715	96,472
Daito Trust Construction Co. Ltd.	1,439	142,414
Disco Corp.	729	175,095
Fast Retailing Co. Ltd.	1,160	647,683
GMO Payment Gateway, Inc.	1,294	93,414
Hoshizaki Corp.	2,456	70,474
Hoya Corp.	7,682	717,111
Iida Group Holdings Co. Ltd.	3,899	54,195
Japan Exchange Group, Inc.	11,048	145,203
Japan Tobacco, Inc.	19,537	323,875
Kakaku.com, Inc.	3,807	64,571
Kawasaki Kisen Kaisha Ltd.(a)	6,855	104,277
Kewpie Corp.	3,403	53,780
Kobayashi Pharmaceutical Co. Ltd.	1,160	61,654
Konami Group Corp.	2,063	90,634
Kyowa Kirin Co. Ltd.	4,619	108,922
Lawson, Inc.	1,685	53,848
M3, Inc.	10,277	307,408
MISUMI Group, Inc.	5,473	117,093
Mitsui OSK Lines Ltd.(a)	10,501	208,487
Murata Manufacturing Co. Ltd.	12,029	590,788
Nexon Co. Ltd.	8,853	148,726
Nifco, Inc.	2,307	53,626
Nihon M&A Center Holdings, Inc.	10,351	117,205
Nintendo Co. Ltd.	26,550	1,084,257
Nippon Shinyaku Co. Ltd.	1,321	73,233
Nippon Yusen K.K.(a)	15,837	287,577
Nissan Chemical Corp.	2,934	132,256
NOF Corp.	1,543	53,151
Obic Co. Ltd.	1,335	200,921
Otsuka Corp.	2,500	78,969
Persol Holdings Co. Ltd.	3,772	75,778
Pola Orbis Holdings, Inc.	4,539	50,235
Rakus Co. Ltd.	4,769	53,358
Recruit Holdings Co. Ltd.	36,323	1,121,691
Ryohin Keikaku Co. Ltd.	5,087	47,949
SCREEN Holdings Co. Ltd.	942	51,906
SCSK Corp.	3,287	48,586
Sega Sammy Holdings, Inc.	3,745	47,998
SG Holdings Co. Ltd.	11,149	147,918
Shimadzu Corp.	5,521	145,793
Shimano, Inc.	1,549	240,476
Shinko Electric Industries Co. Ltd.	1,523	36,734
Shiseido Co. Ltd.	7,606	263,793
Square Enix Holdings Co. Ltd.	2,099	93,769
Sumitomo Metal Mining Co. Ltd.	5,193	146,110
Tokio Marine Holdings, Inc.	39,435	713,961
Tokyo Electron Ltd.	3,700	983,032
Tosoh Corp.	6,456	70,322
Trend Micro, Inc.	4,230	213,727
USS Co. Ltd.	4,619	69,828
Workman Co. Ltd.(a)	1,544	52,874
Yakult Honsha Co. Ltd.	3,188	176,736
Yamato Holdings Co. Ltd.	7,380	109,433
ZOZO, Inc.	4,799	102,189

		12,884,036

	Shares	Value
Luxembourg-0.34%
ArcelorMittal S.A.	12,099	$270,910
RTL Group S.A.(a)	1,182	40,117

		311,027

Netherlands-6.97%
ASM International N.V.	687	152,639
ASML Holding N.V.(a)	9,635	4,551,879
Koninklijke DSM N.V.	3,244	382,501
Koninklijke KPN N.V.	65,953	184,538
Universal Music Group N.V.	29,264	574,181
Wolters Kluwer N.V.	5,496	584,209

		6,429,947

New Zealand-0.26%
Fisher & Paykel Healthcare Corp. Ltd.	11,161	126,956
Spark New Zealand Ltd.	39,667	117,988

		244,944

Norway-1.60%
Aker BP ASA	3,991	127,213
Equinor ASA	24,395	892,447
Gjensidige Forsikring ASA	4,717	86,157
Kongsberg Gruppen ASA	1,945	69,704
Nordic Semiconductor ASA(b)	3,493	49,354
Norsk Hydro ASA	26,727	169,614
TOMRA Systems ASA	4,883	78,912

		1,473,401

Singapore-1.06%
Kenon Holdings Ltd.	989	38,076
Singapore Exchange Ltd.	15,978	95,071
Singapore Technologies Engineering Ltd.	29,180	68,048
Singapore Telecommunications Ltd.	196,343	346,871
STMicroelectronics N.V.	13,857	432,780

		980,846

South Africa-1.01%
Anglo American PLC	31,063	932,914

South Korea-0.58%
BGF retail Co. Ltd.	377	49,360
Cheil Worldwide, Inc.	2,786	47,820
Daewoo Engineering & Construction Co. Ltd.(b)	10,661	31,471
F&F Co. Ltd.	687	70,173
Kumho Petrochemical Co. Ltd.	443	40,741
LEENO Industrial, Inc.	473	45,426
Meritz Fire & Marine Insurance Co. Ltd.	1,874	41,376
Samsung Electro-Mechanics Co. Ltd.	1,051	89,277
Samsung Engineering Co. Ltd.(b)	4,128	69,116
S-Oil Corp.	842	51,072

		535,832

Spain-0.90%
Industria de Diseno Textil S.A.(a)	20,065	454,929
Telefonica S.A.	108,456	373,566

		828,495

Sweden-1.81%
Atlas Copco AB, Class A(a)	51,314	548,132
Boliden AB	5,434	158,145
Epiroc AB, Class A	11,114	170,022
Evolution AB(c)	3,555	332,323
Getinge AB, Class B	3,922	79,608

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

Invesco S&P International Developed Quality ETF (IDHQ)–(continued)

October 31, 2022

	Shares	Value
Sweden-(continued)
H & M Hennes & Mauritz AB, Class B(a)	14,777	$148,700
Kinnevik AB, Class B(b)	5,814	71,817
SSAB AB, Class A	9,009	43,323
Sweco AB, Class B	4,620	34,701
Tele2 AB, Class B	9,778	80,097

		1,666,868

Switzerland-10.05%
ABB Ltd.	44,716	1,243,960
EMS-Chemie Holding AG	164	103,161
Geberit AG	958	426,278
Kuehne + Nagel International AG, Class R(a)	1,681	358,456
Lonza Group AG	1,747	899,729
Novartis AG	63,054	5,097,246
Partners Group Holding AG	568	510,476
Schindler Holding AG, PC	821	133,928
Sonova Holding AG, Class A	1,069	252,843
Straumann Holding AG	2,600	247,802

		9,273,879

United Kingdom-8.49%
Admiral Group PLC	7,005	162,675
Ashtead Group PLC	9,178	480,803
Auto Trader Group PLC(c)	29,390	176,500
Barratt Developments PLC	20,809	90,132
Burberry Group PLC	9,356	195,512
Diageo PLC	55,275	2,289,798
Halma PLC	8,427	205,206
Hargreaves Lansdown PLC(a)	15,158	133,195
Imperial Brands PLC	25,010	611,611
JD Sports Fashion PLC	48,639	54,567
Melrose Industries PLC	78,184	105,230
Next PLC	3,358	190,567
Persimmon PLC	6,794	102,081
RELX PLC	47,869	1,290,218
Rightmove PLC	29,013	164,281
Sage Group PLC (The)	27,975	234,095
Schroders PLC	21,379	96,416

	Shares	Value
United Kingdom-(continued)
Smiths Group PLC	10,863	$195,174
Spirax-Sarco Engineering PLC	1,484	183,675
SSE PLC	24,363	436,463
St James’s Place PLC	10,420	127,769
Wise PLC, Class A(b)	13,627	104,335
WPP PLC	22,979	202,660

		7,832,963

United States-14.07%
Ferguson PLC	5,861	641,741
GSK PLC	73,120	1,202,860
Nestle S.A.	48,170	5,248,521
Oracle Corp.	1,014	54,167
Roche Holding AG	16,944	5,630,504
Spotify Technology S.A.(b)	2,509	202,175

		12,979,968

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.76% (Cost $105,807,874)		92,049,268

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-7.55%
Invesco Private Government Fund, 3.18%(d)(e)(f)	1,950,330	1,950,330
Invesco Private Prime Fund, 3.28%(d)(e)(f)	5,013,788	5,013,788

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $6,964,096)		6,964,118

TOTAL INVESTMENTS IN SECURITIES-107.31% (Cost $112,771,970)		99,013,386
OTHER ASSETS LESS LIABILITIES-(7.31)%		(6,747,725)

NET ASSETS-100.00%		$92,265,661

Investment Abbreviations:

CDI-CREST Depository Interest

PC-Participation Certificate

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2022.
(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $903,474, which represented less than 1% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$ -	$ 3,975,859	$ (3,975,859)	$ -	$ -	$ -	$ 920

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Invesco S&P International Developed Quality ETF (IDHQ)–(continued)

October 31, 2022

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$1,212,403	$26,535,657	$(25,797,730)	$-	$-	$1,950,330	$17,560	*

Invesco Private Prime Fund	2,828,941	48,737,501	(46,551,283)	22	(1,393)	5,013,788	49,217	*

Total	$4,041,344	$79,249,017	$(76,324,872)	$22	$(1,393)	$6,964,118	$67,697

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

Statements of Assets and Liabilities

October 31, 2022

	Invesco China Technology ETF (CQQQ)	Invesco DWA Developed Markets Momentum ETF (PIZ)	Invesco DWA Emerging Markets Momentum ETF (PIE)	Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)
Assets:
Unaffiliated investments in securities, at value(a)	$702,755,163	$101,485,535	$125,204,959	$1,126,624,577	$487,359,905
Affiliated investments in securities, at value	50,208,432	6,785,854	1,422,989	83,011,429	78,521,840
Cash	-	-	-	-	-
Foreign currencies, at value	344	-	760,453	100,741	-
Deposits with brokers:
Cash segregated as collateral	-	-	-	143,031	330,085
Receivable for:
Dividends	32,621	299,056	176,331	3,230,110	1,438,108
Securities lending	13,048	1,928	1,459	30,811	54,703
Investments sold	-	88,499	396,589	400,245	426,902
Fund shares sold	-	-	-	15,099,446	208,113
Foreign tax reclaims	-	404,593	3,266	2,142,747	372,026
Other assets	-	-	-	-	-

Total assets	753,009,608	109,065,465	127,966,046	1,230,783,137	568,711,682

Liabilities:
Due to custodian	-	609,214	524,032	1,172,531	10,000
Due to foreign custodian	-	649	-	-	488,347
Payable for:
Investments purchased	-	-	-	15,429,776	608,019
Collateral upon return of securities loaned	49,931,090	6,785,724	1,422,978	83,012,447	77,923,950
Collateral upon receipt of securities in-kind	-	-	-	143,031	330,085
Fund shares repurchased	-	86,965	322,235	78,933	-
Accrued unitary management fees	468,867	68,915	103,764	408,660	189,102
Accrued advisory fees	-	-	-	-	-
Accrued trustees’ and officer’s fees	-	-	-	-	-
Accrued expenses	-	-	-	-	-
Accrued tax expenses	-	-	-	-	-

Total liabilities	50,399,957	7,551,467	2,373,009	100,245,378	79,549,503

Net Assets	$702,609,651	$101,513,998	$125,593,037	$1,130,537,759	$489,162,179

Net assets consist of:
Shares of beneficial interest	$1,670,169,086	$273,346,291	$289,079,899	$1,417,184,134	$655,526,434
Distributable earnings (loss)	(967,559,435)	(171,832,293)	(163,486,862)	(286,646,375)	(166,364,255)

Net Assets	$702,609,651	$101,513,998	$125,593,037	$1,130,537,759	$489,162,179

Shares outstanding (unlimited amount authorized, $0.01 par value)	21,850,000	3,900,000	7,900,000	30,050,000	18,350,000
Net asset value	$32.16	$26.03	$15.90	$37.62	$26.66

Market price	$31.96	$26.00	$15.85	$37.71	$26.68

Unaffiliated investments in securities, at cost	$1,084,595,653	$103,698,305	$131,309,627	$1,251,414,909	$583,663,688

Affiliated investments in securities, at cost	$50,208,007	$6,785,724	$1,422,978	$83,012,447	$78,523,867

Foreign currencies (due to foreign custodian), at cost	$341	$(1,053)	$762,347	$102,724	$(500,692)

(a) Includes securities on loan with an aggregate value of:	$49,340,453	$6,402,321	$1,350,747	$77,667,523	$70,094,584

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Invesco FTSE RAFI Emerging Markets ETF (PXH)	Invesco Global Clean Energy ETF (PBD)	Invesco Global Water ETF (PIO)	Invesco International BuyBack AchieversTM ETF (IPKW)	Invesco MSCI Global Timber ETF (CUT)	Invesco MSCI Green Building ETF (GBLD)	Invesco S&P Global Water Index ETF (CGW)	Invesco S&P International Developed Quality ETF (IDHQ)

$1,203,623,076	$216,747,366	$256,786,963	$80,390,616	$60,052,039	$4,915,442	$932,970,244	$92,049,268

20,614,315	71,274,692	3,127,746	3,849,719	4,418,787	147,906	94,096,656	6,964,118
-	-	-	-	1,602	-	-	-
2,057,597	83,885	7,126	-	63,622	-	-	6,756

-	-	41,818	57,465	-	-	-	76,657

823,641	49,822	622,559	208,746	71,625	18,135	401,563	173,422
3,375	157,756	1,021	2,171	767	62	5,523	1,304
16,485,622	-	-	2,879,896	74,657	-	-	11,797
-	-	38,840	49,194	656	-	-	66,542
-	77,285	261,585	125,041	160,862	-	1,341,624	312,458
4,546	-	-	-	14,378	-	17,260	-

1,243,612,172	288,390,806	260,887,658	87,562,848	64,858,995	5,081,545	1,028,832,870	99,662,322

-	251,484	238,124	329,850	-	-	791,226	255,708
-	-	-	89,014	-	36,284	29	-

3,046,076	-	38,840	2,415,003	104	-	-	66,549

12,082,818	71,275,607	3,127,741	3,849,681	3,966,260	115,538	94,095,062	6,964,096

-	-	41,817	57,465	-	-	-	76,658
17,424,394	-	-	-	74,657	-	-	11,797
512,117	135,744	155,799	36,495	-	1,594	-	21,853
-	-	-	-	18,557	-	370,442	-
-	-	-	-	5,629	-	15,045	-
-	-	-	-	137,333	-	567,328	-
4,306,180	-	-	-	-	-	-	-

37,371,585	71,662,835	3,602,321	6,777,508	4,202,540	153,416	95,839,132	7,396,661

$1,206,240,587	$216,727,971	$257,285,337	$80,785,340	$60,656,455	$4,928,129	$932,993,738	$92,265,661

$1,724,731,854	$455,671,148	$325,253,601	$156,455,823	$79,712,589	$7,058,969	$850,758,176	$130,764,306
(518,491,267)	(238,943,177)	(67,968,264)	(75,670,483)	(19,056,134)	(2,130,840)	82,235,562	(38,498,645)

$1,206,240,587	$216,727,971	$257,285,337	$80,785,340	$60,656,455	$4,928,129	$932,993,738	$92,265,661

76,150,000	11,425,000	8,350,000	2,650,000	2,050,000	300,001	20,440,000	4,150,000
$15.84	$18.97	$30.81	$30.49	$29.59	$16.43	$45.65	$22.23

$15.85	$18.89	$30.89	$30.48	$29.53	$16.44	$45.66	$22.23

$1,425,588,990	$280,728,846	$256,199,110	$91,288,305	$60,017,662	$6,811,965	$809,680,309	$105,807,874

$20,614,547	$71,275,607	$3,127,741	$3,849,681	$4,437,292	$147,903	$94,095,062	$6,964,096

$2,057,493	$83,550	$6,765	$(89,320)	$65,471	$(37,074)	$(39)	$6,772

$11,420,585	$68,990,447	$2,856,988	$3,461,360	$3,731,075	$110,162	$92,297,929	$6,556,473

99

Statements of Operations

For the year ended October 31, 2022

	Invesco China Technology ETF (CQQQ)	Invesco DWA Developed Markets Momentum ETF (PIZ)	Invesco DWA Emerging Markets Momentum ETF (PIE)	Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)
Investment income:
Unaffiliated dividend income	$6,395,518	$3,731,817	$8,163,218	$44,810,465	$15,349,806
Affiliated dividend income	36,486	473	1,531	7,994	5,436
Non-cash dividend income	-	103,576	-	694,309	552,708
Securities lending income, net	325,597	26,198	56,231	590,559	573,033
Foreign withholding tax	(361,975)	(416,327)	(1,424,645)	(4,545,836)	(1,727,051)

Total investment income	6,395,626	3,445,737	6,796,335	41,557,491	14,753,932

Expenses:
Unitary management fees	7,959,167	1,367,819	1,718,178	5,068,212	2,381,922
Advisory fees	-	-	-	-	-
Sub-licensing fees	-	-	-	-	-
Accounting & administration fees	-	-	-	-	-
Professional fees	-	-	-	-	-
Custodian & transfer agent fees	-	-	-	-	-
Trustees’ and officer’s fees	-	-	-	-	-
Tax expenses	-	-	-	-	-
Other expenses	-	-	-	-	-

Total expenses	7,959,167	1,367,819	1,718,178	5,068,212	2,381,922

Less: Waivers	(1,468)	(38)	(75)	(608)	(271)

Net expenses	7,957,699	1,367,781	1,718,103	5,067,604	2,381,651

Net investment income (loss)	(1,562,073)	2,077,956	5,078,232	36,489,887	12,372,281

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(463,852,058)	(47,666,491)	(44,489,154)	(18,472,470)	(17,923,053)
Affiliated investment securities	(63,900)	(1,858)	(4,051)	(8,521)	(2,058)
Unaffiliated in-kind redemptions	1,238,557	4,526,592	479,739	30,608,247	19,915,699
Affiliated in-kind redemptions	-	-	-	-	-
Foreign currencies	(289,163)	(169,489)	(714,584)	(652,096)	(437,054)
Distributions of underlying fund shares	-	-	-	-	-

Net realized gain (loss)	(462,966,564)	(43,311,246)	(44,728,050)	11,475,160	1,553,534

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(376,606,191)	(33,202,269)	(34,871,275)	(265,275,944)	(164,581,202)
Affiliated investment securities	423	130	11	(1,019)	(12,855)
Foreign currencies	2	(72,521)	(215)	(327,561)	(43,747)

Change in net unrealized appreciation (depreciation)	(376,605,766)	(33,274,660)	(34,871,479)	(265,604,524)	(164,637,804)

Net realized and unrealized gain (loss)	(839,572,330)	(76,585,906)	(79,599,529)	(254,129,364)	(163,084,270)

Net increase (decrease) in net assets resulting from operations	$(841,134,403)	$(74,507,950)	$(74,521,297)	$(217,639,477)	$(150,711,989)

(a)	Net of foreign taxes of $2,010,910.
(b)	Net of change of deferred foreign taxes of $2,739,086.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

Invesco FTSE RAFI Emerging Markets ETF (PXH)		Invesco Global Clean Energy ETF (PBD)	Invesco Global Water ETF (PIO)	Invesco International BuyBack AchieversTM ETF (IPKW)	Invesco MSCI Global Timber ETF (CUT)	Invesco MSCI Green Building ETF (GBLD)	Invesco S&P Global Water Index ETF (CGW)	Invesco S&P International Developed Quality ETF (IDHQ)

$83,560,018		$1,782,911	$5,109,008	$3,847,174	$2,132,069	$196,679	$19,053,718	$3,900,641
55,295		714	2,413	1,823	3,798	248	1,104	920
2,490,594		-	-	-	40,890	1,204	116,685	50,734
105,462		3,479,425	19,798	219,125	12,231	1,518	68,506	31,471
(6,609,693)		(242,363)	(276,065)	(381,606)	(92,243)	(14,034)	(795,009)	(344,676)

79,601,676		5,020,687	4,855,154	3,686,516	2,096,745	185,615	18,445,004	3,639,090

6,633,814		2,048,041	2,196,437	558,907	-	19,106	-	335,922
-		-	-	-	403,416	-	5,220,552	-
-		-	-	-	48,409	-	459,417	-
-		-	-	-	20,833	-	64,782	-
-		-	-	-	30,792	-	34,427	-
-		-	-	-	24,218	-	37,325	-
-		-	-	-	3,482	-	10,044	-
2,729		1,288	-	-	1,091	-	-	-
-		-	-	-	23,041	-	73,822	-

6,636,543		2,049,329	2,196,437	558,907	555,282	19,106	5,900,369	335,922

(2,552)		(67)	(133)	(97)	(65,125)	(11)	(58)	(73)

6,633,991		2,049,262	2,196,304	558,810	490,157	19,095	5,900,311	335,849

72,967,685		2,971,425	2,658,850	3,127,706	1,606,588	166,520	12,544,693	3,303,241

(79,494,358	)(a)	(80,299,927)	(18,298,262)	(26,251,740)	999,073	(232,261)	(35,509,814)	(17,271,513)
(1,835)		(26,682)	(2,263)	(1,231)	(294)	(329)	(704)	(1,393)
5,597,848		3,644,886	2,227,312	68,421	5,258,046	-	18,467,894	3,082,437
-		-	-	-	3,741	-	-	-
(3,332,193)		16,633	(52,366)	(226,407)	(21,179)	(2,196)	216,283	(57,079)
-		-	-	-	17,597	-	-	-

(77,230,538)		(76,665,090)	(16,125,579)	(26,410,957)	6,256,984	(234,786)	(16,826,341)	(14,247,548)

(368,899,788	)(b)	(71,089,336)	(72,792,470)	(4,090,342)	(22,024,979)	(1,652,361)	(254,424,658)	(26,297,245)
(232)		(916)	5	38	(46,607)	374	1,594	22
15,609		(12,258)	(33,788)	(17,142)	(25,916)	339	(123,015)	(37,695)

(368,884,411)		(71,102,510)	(72,826,253)	(4,107,446)	(22,097,502)	(1,651,648)	(254,546,079)	(26,334,918)

(446,114,949)		(147,767,600)	(88,951,832)	(30,518,403)	(15,840,518)	(1,886,434)	(271,372,420)	(40,582,466)

$(373,147,264)		$(144,796,175)	$(86,292,982)	$(27,390,697)	$(14,233,930)	$(1,719,914)	$(258,827,727)	$(37,279,225)

101

Statements of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	Invesco China Technology ETF (CQQQ)		Invesco DWA Developed Markets Momentum ETF (PIZ)
	2022	2021	2022	2021

Operations:
Net investment income (loss)	$(1,562,073)	$(3,007,211)	$2,077,956	$1,214,869
Net realized gain (loss)	(462,966,564)	31,255,498	(43,311,246)	40,842,745
Change in net unrealized appreciation (depreciation)	(376,605,766)	(228,330,434)	(33,274,660)	12,793,382

Net increase (decrease) in net assets resulting from operations	(841,134,403)	(200,082,147)	(74,507,950)	54,850,996

Distributions to Shareholders from:
Distributable earnings	-	(6,502,078)	(3,925,843)	(964,301)

Shareholder Transactions:
Proceeds from shares sold	172,945,075	934,478,610	28,274,301	171,884,702
Value of shares repurchased	(149,431,932)	(251,717,877)	(100,277,950)	(128,862,593)
Transaction fees	892,716	-	-	-

Net increase (decrease) in net assets resulting from share transactions	24,405,859	682,760,733	(72,003,649)	43,022,109

Net increase (decrease) in net assets	(816,728,544)	476,176,508	(150,437,442)	96,908,804

Net assets:
Beginning of year	1,519,338,195	1,043,161,687	251,951,440	155,042,636

End of year	$702,609,651	$1,519,338,195	$101,513,998	$251,951,440

Changes in Shares Outstanding:
Shares sold	3,000,000	11,100,000	750,000	4,550,000
Shares repurchased	(3,200,000)	(3,150,000)	(3,150,000)	(3,450,000)
Shares outstanding, beginning of year	22,050,000	14,100,000	6,300,000	5,200,000

Shares outstanding, end of year	21,850,000	22,050,000	3,900,000	6,300,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

Invesco DWA Emerging Markets Momentum ETF (PIE)		Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)		Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)		Invesco FTSE RAFI Emerging Markets ETF (PXH)
2022	2021	2022	2021	2022	2021	2022	2021

$5,078,232	$1,722,180	$36,489,887	$35,112,659	$12,372,281	$7,065,857	$72,967,685	$55,658,353
(44,728,050)	44,078,965	11,475,160	27,602,304	1,553,534	32,710,580	(77,230,538)	33,864,949
(34,871,479)	1,750,161	(265,604,524)	316,656,880	(164,637,804)	65,895,115	(368,884,411)	225,062,252

(74,521,297)	47,551,306	(217,639,477)	379,371,843	(150,711,989)	105,671,552	(373,147,264)	314,585,554

(6,385,828)	(2,586,314)	(56,137,305)	(27,603,102)	(16,160,202)	(7,594,401)	(87,622,863)	(40,406,081)

33,108,779	145,789,480	343,704,424	85,097,681	305,752,400	111,750,049	520,451,725	326,988,438
(41,730,730)	(131,467,700)	(139,666,614)	(108,096,381)	(84,459,440)	(83,278,298)	(214,644,247)	(210,835,982)
178,579	167,645	88,225	15,729	81,683	4,510	700,528	326,816

(8,443,372)	14,489,425	204,126,035	(22,982,971)	221,374,643	28,476,261	306,508,006	116,479,272

(89,350,497)	59,454,417	(69,650,747)	328,785,770	54,502,452	126,553,412	(154,262,121)	390,658,745

214,943,534	155,489,117	1,200,188,506	871,402,736	434,659,727	308,106,315	1,360,502,708	969,843,963

$125,593,037	$214,943,534	$1,130,537,759	$1,200,188,506	$489,162,179	$434,659,727	$1,206,240,587	$1,360,502,708

1,450,000	6,100,000	8,300,000	1,800,000	9,500,000	3,000,000	27,050,000	14,650,000
(2,150,000)	(5,450,000)	(3,150,000)	(2,400,000)	(2,550,000)	(2,250,000)	(11,550,000)	(9,400,000)
8,600,000	7,950,000	24,900,000	25,500,000	11,400,000	10,650,000	60,650,000	55,400,000

7,900,000	8,600,000	30,050,000	24,900,000	18,350,000	11,400,000	76,150,000	60,650,000

103

Statements of Changes in Net Assets–(continued)

For the years ended October 31, 2022 and 2021

	Invesco Global Clean Energy ETF (PBD)		Invesco Global Water ETF (PIO)
	2022	2021	2022	2021

Operations:
Net investment income	$2,971,425	$1,961,935	$2,658,850	$4,145,969
Net realized gain (loss)	(76,665,090)	41,827,373	(16,125,579)	46,218,048
Change in net unrealized appreciation (depreciation)	(71,102,510)	(32,979,658)	(72,826,253)	24,908,830

Net increase (decrease) in net assets resulting from operations	(144,796,175)	10,809,650	(86,292,982)	75,272,847

Distributions to Shareholders from:
Distributable earnings	(3,615,255)	(1,855,153)	(3,609,219)	(3,106,732)
Return of capital	-	-	-	-

Total distributions to shareholders	(3,615,255)	(1,855,153)	(3,609,219)	(3,106,732)

Shareholder Transactions:
Proceeds from shares sold	7,715,450	424,488,613	31,091,667	155,139,410
Value of shares repurchased	(42,210,220)	(158,049,668)	(6,934,994)	(111,547,704)
Transaction fees	14,718	48,283	2,911	8,130

Net increase (decrease) in net assets resulting from share transactions	(34,480,052)	266,487,228	24,159,584	43,599,836

Net increase (decrease) in net assets	(182,891,482)	275,441,725	(65,742,617)	115,765,951

Net assets:
Beginning of year	399,619,453	124,177,728	323,027,954	207,262,003

End of year	$216,727,971	$399,619,453	$257,285,337	$323,027,954

Changes in Shares Outstanding:
Shares sold	350,000	12,400,000	800,000	3,950,000
Shares repurchased	(1,700,000)	(5,050,000)	(200,000)	(2,850,000)
Shares outstanding, beginning of year	12,775,000	5,425,000	7,750,000	6,650,000

Shares outstanding, end of year	11,425,000	12,775,000	8,350,000	7,750,000

(a)	For the period April 20, 2021 (commencement of investment operations) through October 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

Invesco International BuyBack AchieversTM ETF (IPKW)		Invesco MSCI Global Timber ETF (CUT)		Invesco MSCI Green Building ETF (GBLD)		Invesco S&P Global Water Index ETF (CGW)
2022	2021	2022	2021	2022	2021(a)	2022	2021

$3,127,706	$7,296,457	$1,606,588	$1,518,965	$166,520	$87,786	$12,544,693	$19,796,650
(26,410,957)	38,109,597	6,256,984	7,132,006	(234,786)	3,150	(16,826,341)	45,148,590
(4,107,446)	(8,019,452)	(22,097,502)	15,142,417	(1,651,648)	(244,921)	(254,546,079)	258,398,968

(27,390,697)	37,386,602	(14,233,930)	23,793,388	(1,719,914)	(153,985)	(258,827,727)	323,344,208

(9,566,307)	(2,099,827)	(1,454,000)	(1,493,991)	(174,785)	(82,156)	(20,088,093)	(11,646,987)
-	-	-	-	(26,115)	-	-	-

(9,566,307)	(2,099,827)	(1,454,000)	(1,493,991)	(200,900)	(82,156)	(20,088,093)	(11,646,987)

14,961,759	66,429,753	5,213,349	11,405,740	2,085,059	5,000,025	55,189,956	270,538,311
(21,886,121)	(69,533,806)	(20,907,491)	(16,774,336)	-	-	(42,623,484)	(93,778,162)
6,640	6,881	3,660	3,017	-	-	1,588	13,469

(6,917,722)	(3,097,172)	(15,690,482)	(5,365,579)	2,085,059	5,000,025	12,568,060	176,773,618

(43,874,726)	32,189,603	(31,378,412)	16,933,818	164,245	4,763,884	(266,347,760)	488,470,839

124,660,066	92,470,463	92,034,867	75,101,049	4,763,884	-	1,199,341,498	710,870,659

$80,785,340	$124,660,066	$60,656,455	$92,034,867	$4,928,129	$4,763,884	$932,993,738	$1,199,341,498

400,000	1,500,000	150,000	300,000	100,000	200,001	960,000	5,040,000
(600,000)	(1,600,000)	(650,000)	(450,000)	-	-	(880,000)	(1,840,000)
2,850,000	2,950,000	2,550,000	2,700,000	200,001	-	20,360,000	17,160,000

2,650,000	2,850,000	2,050,000	2,550,000	300,001	200,001	20,440,000	20,360,000

105

Statements of Changes in Net Assets–(continued)

For the years ended October 31, 2022 and 2021

	Invesco S&P International Developed Quality ETF (IDHQ)
	2022	2021

Operations:
Net investment income	$3,303,241	$2,236,083
Net realized gain (loss)	(14,247,548)	12,964,294
Change in net unrealized appreciation (depreciation)	(26,334,918)	10,136,928

Net increase (decrease) in net assets resulting from operations	(37,279,225)	25,337,305

Distributions to Shareholders from:
Distributable earnings	(3,802,505)	(2,252,111)

Shareholder Transactions:
Proceeds from shares sold	49,580,715	67,242,044
Value of shares repurchased	(30,759,251)	(75,829,640)
Transaction fees	3,973	3,343

Net increase (decrease) in net assets resulting from share transactions	18,825,437	(8,584,253)

Net increase (decrease) in net assets	(22,256,293)	14,500,941

Net assets:
Beginning of year	114,521,954	100,021,013

End of year	$92,265,661	$114,521,954

Changes in Shares Outstanding:
Shares sold	1,650,000	2,200,000
Shares repurchased	(1,150,000)	(2,550,000)
Shares outstanding, beginning of year	3,650,000	4,000,000

Shares outstanding, end of year	4,150,000	3,650,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

106

Financial Highlights

Invesco China Technology ETF (CQQQ)

					Two Months Ended		Year Ended August 31, 2018
	Years Ended October 31,				October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of period	$68.90	$73.98	$47.88	$40.55	$49.32		$55.00

Net investment income (loss)(a)	(0.07)	(0.15)	(0.06)	0.04	0.03		0.31
Net realized and unrealized gain (loss) on investments	(36.71)	(4.54)	26.17	7.46	(8.80)		(5.13)

Total from investment operations	(36.78)	(4.69)	26.11	7.50	(8.77)		(4.82)

Distributions to shareholders from:
Net investment income	-	(0.39)	(0.01)	(0.17)	-		(0.86)

Transaction fees(a)	0.04	-	-	-	-		-

Net asset value at end of period	$32.16	$68.90	$73.98	$47.88	$40.55		$49.32

Market price at end of period(b)	$31.96	$68.25	$74.34	$47.67	$40.81		$49.36

Net Asset Value Total Return(c)	(53.32)%	(6.41)%	54.53%	18.59%	(17.78)%		(9.05)%
Market Price Total Return(c)	(53.17)%	(7.75)%	55.97%	17.32%	(17.32)%		(9.33)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$702,610	$1,519,338	$1,043,162	$509,964	$405,541		$384,689
Ratio to average net assets of:
Expenses	0.70%	0.70%	0.70%	0.70%	0.70	%(d)	0.65%
Net investment income (loss)	(0.14)%	(0.19)%	(0.09)%	0.09%	0.39	%(d)	0.52%
Portfolio turnover rate(e)	58%	54%	38%	80%	4%		21%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

107

Financial Highlights–(continued)

Invesco DWA Developed Markets Momentum ETF (PIZ)

	Years Ended October 31,
	2022	2021		2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$39.99	$29.82		$27.18	$24.53	$27.30

Net investment income(a)	0.40	0.22	(b)	0.13	0.30	0.24
Net realized and unrealized gain (loss) on investments	(13.59)	10.12		2.77	2.70	(2.68)

Total from investment operations	(13.19)	10.34		2.90	3.00	(2.44)

Distributions to shareholders from:
Net investment income	(0.77)	(0.17)		(0.26)	(0.35)	(0.33)

Net asset value at end of year	$26.03	$39.99		$29.82	$27.18	$24.53

Market price at end of year(c)	$26.00	$40.09		$29.77	$27.10	$24.47

Net Asset Value Total Return(d)	(33.25)%	34.70%		10.82%	12.31%	(9.09)%
Market Price Total Return(d)	(33.49)%	35.26%		10.96%	12.25%	(9.48)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$101,514	$251,951		$155,043	$175,327	$223,182
Ratio to average net assets of:
Expenses	0.80%	0.80%		0.80%	0.81%	0.80%
Net investment income	1.22%	0.59	%(b)	0.47%	1.18%	0.88%
Portfolio turnover rate(e)	152%	161%		115%	106%	94%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets includes income received from foreign withholding tax claims. Net investment income per share and the ratio of net investment income to average net assets excluding the foreign withholding tax claims are $0.16 and 0.44%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

108

Financial Highlights–(continued)

Invesco DWA Emerging Markets Momentum ETF (PIE)

	Years Ended October 31,
	2022		2021	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of year	$24.99		$19.56	$18.59	$16.12		$19.48

Net investment income(a)	0.57	(b)	0.19	0.23	0.36	(c)	0.40
Net realized and unrealized gain (loss) on investments	(8.97)		5.52	1.07	2.51		(3.29)

Total from investment operations	(8.40)		5.71	1.30	2.87		(2.89)

Distributions to shareholders from:
Net investment income	(0.71)		(0.30)	(0.34)	(0.41)		(0.49)

Transaction fees(a)	0.02		0.02	0.01	0.01		0.02

Net asset value at end of year	$15.90		$24.99	$19.56	$18.59		$16.12

Market price at end of year(d)	$15.85		$24.81	$19.60	$18.51		$16.08

Net Asset Value Total Return(e)	(34.05)%		29.35%	7.08%	18.23%		(15.11)%
Market Price Total Return(e)	(33.79)%		28.17%	7.77%	18.03%		(15.58)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$125,593		$214,944	$155,489	$168,210		$192,660
Ratio to average net assets of:
Expenses	0.90%		0.90%	0.90%	0.91	%(f)	0.90%
Net investment income	2.66	%(b)	0.79%	1.25%	2.13	%(c)(f)	2.01%
Portfolio turnover rate(g)	169%		198%	155%	158%		163%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.48 and 2.24%, respectively.

(c)

Net Investment income per share and the ratio of net investment income to average net assets include a non-cash taxable distribution received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the non-cash taxable distribution are $0.24 and 1.39%, respectively.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

109

Financial Highlights–(continued)

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)

	Years Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$48.20	$34.17	$40.99	$40.04	$44.66

Net investment income(a)	1.40	1.42	0.94	1.45	1.34
Net realized and unrealized gain (loss) on investments	(9.83)	13.72	(6.85)	1.10	(4.56)

Total from investment operations	(8.43)	15.14	(5.91)	2.55	(3.22)

Distributions to shareholders from:
Net investment income	(2.15)	(1.11)	(0.92)	(1.60)	(1.40)

Transaction fees(a)	0.00 (b)	0.00 (b)	0.01	0.00 (b)	0.00 (b)

Net asset value at end of year	$37.62	$48.20	$34.17	$40.99	$40.04

Market price at end of year(c)	$37.71	$48.22	$34.25	$40.86	$39.98

Net Asset Value Total Return(d)	(17.95)%	44.49%	(14.26)%	6.58%	(7.45)%
Market Price Total Return(d)	(17.81)%	44.22%	(13.80)%	6.41%	(7.92)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,130,538	$1,200,189	$871,403	$1,246,076	$1,275,422
Ratio to average net assets of:
Expenses	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income	3.24%	3.09%	2.57%	3.64%	3.02%
Portfolio turnover rate(e)	16%	17%	11%	15%	10%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

110

Financial Highlights–(continued)

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)

	Years Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$38.13	$28.93	$30.67	$29.48	$33.33

Net investment income(a)	0.81	0.65	0.60	0.70	0.75
Net realized and unrealized gain (loss) on investments	(11.23)	9.25	(1.70)	1.24	(3.66)

Total from investment operations	(10.42)	9.90	(1.10)	1.94	(2.91)

Distributions to shareholders from:
Net investment income	(1.06)	(0.70)	(0.64)	(0.75)	(0.94)

Transaction fees(a)	0.01	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

Net asset value at end of year	$26.66	$38.13	$28.93	$30.67	$29.48

Market price at end of year(c)	$26.68	$38.41	$28.94	$30.42	$29.48

Net Asset Value Total Return(d)	(27.72)%	34.34%	(3.36)%	6.72%	(9.05)%
Market Price Total Return(d)	(28.21)%	35.26%	(2.53)%	5.85%	(9.36)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$489,162	$434,660	$308,106	$328,155	$291,863
Ratio to average net assets of:
Expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Net investment income	2.55%	1.77%	2.09%	2.36%	2.25%
Portfolio turnover rate(e)	32%	31%	26%	27%	21%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

111

Financial Highlights–(continued)

Invesco FTSE RAFI Emerging Markets ETF (PXH)

	Years Ended October 31,
	2022		2021		2020		2019		2018
Per Share Operating Performance:
Net asset value at beginning of year	$22.43		$17.51		$20.95		$20.02		$21.66

Net investment income(a)	1.06	(b)	0.92		0.59		0.72		0.73
Net realized and unrealized gain (loss) on investments	(6.37)		4.63		(3.40)		0.92		(1.66)

Total from investment operations	(5.31)		5.55		(2.81)		1.64		(0.93)

Distributions to shareholders from:
Net investment income	(1.29)		(0.64)		(0.63)		(0.71)		(0.71)

Transaction fees(a)	0.01		0.01		0.00	(c)	0.00	(c)	0.00 (c)

Net asset value at end of year	$15.84		$22.43		$17.51		$20.95		$20.02

Market price at end of year(d)	$15.85		$22.34		$17.51		$20.93		$20.03

Net Asset Value Total Return(e)	(24.47)%		31.79%		(13.44)%		8.31%		(4.44)%
Market Price Total Return(e)	(24.14)%		31.28%		(13.36)%		8.14%		(4.22)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,206,241		$1,360,503		$969,844		$1,277,150		$1,129,333
Ratio to average net assets of:
Expenses, after Waivers	0.49%		0.49	%(f)	0.49	%(f)	0.49	%(f)	0.48%
Expenses, prior to Waivers	0.49%		0.49	%(f)	0.49	%(f)	0.49	%(f)	0.49%
Net investment income	5.39	%(b)	4.11%		3.14%		3.48%		3.30%
Portfolio turnover rate(g)	36%		34%		22%		29%		16%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.63 and 3.19%, respectively.

(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

112

Financial Highlights–(continued)

Invesco Global Clean Energy ETF (PBD)

	Years Ended October 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of year	$31.28	$22.89	$12.66	$10.97		$13.08

Net investment income(a)	0.25	0.16	0.19	0.21		0.18
Net realized and unrealized gain (loss) on investments	(12.25)	8.37	10.30	1.72		(2.07)

Total from investment operations	(12.00)	8.53	10.49	1.93		(1.89)

Distributions to shareholders from:
Net investment income	(0.31)	(0.14)	(0.26)	(0.24)		(0.22)

Transaction fees(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)

Net asset value at end of year	$18.97	$31.28	$22.89	$12.66		$10.97

Market price at end of year(c)	$18.89	$31.31	$22.92	$12.56		$10.95

Net Asset Value Total Return(d)	(38.52)%	37.31%	84.06%	17.86%		(14.69)%
Market Price Total Return(d)	(38.83)%	37.26%	85.77%	17.16%		(14.78)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$216,728	$399,619	$124,178	$49,675		$49,661
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.77	%(e)	0.75%
Net investment income	1.09%	0.52%	1.20%	1.74	%(e)	1.43%
Portfolio turnover rate(f)	67%	74%	56%	59%		46%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

113

Financial Highlights–(continued)

Invesco Global Water ETF (PIO)

	Years Ended October 31,
	2022	2021		2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of year	$41.68	$31.17		$28.94	$23.73		$25.27

Net investment income(a)	0.32	0.58	(b)	0.25	0.38		0.45
Net realized and unrealized gain (loss) on investments	(10.75)	10.35		2.27	5.25		(1.54)

Total from investment operations	(10.43)	10.93		2.52	5.63		(1.09)

Distributions to shareholders from:
Net investment income	(0.44)	(0.42)		(0.29)	(0.42)		(0.45)

Transaction fees(a)	0.00 (c)	0.00	(c)	0.00 (c)	0.00	(c)	0.00 (c)

Net asset value at end of year	$30.81	$41.68		$31.17	$28.94		$23.73

Market price at end of year(d)	$30.89	$41.72		$31.18	$28.84		$23.69

Net Asset Value Total Return(e)	(25.14)%	35.17%		8.76%	23.90%		(4.45)%
Market Price Total Return(e)	(25.02)%	35.26%		9.16%	23.68%		(4.53)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$257,285	$323,028		$207,262	$195,314		$164,916
Ratio to average net assets of:
Expenses	0.75%	0.75%		0.75%	0.76	%(f)	0.75%
Net investment income	0.91%	1.52	%(b)	0.86%	1.45	%(f)	1.77%
Portfolio turnover rate(g)	35%	31%		30%	32%		34%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.35 and 0.92%, respectively.

(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco International BuyBack AchieversTM ETF (IPKW)

	Years Ended October 31,
	2022	2021		2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$43.74	$31.35		$32.20	$31.00	$35.31

Net investment income(a)	1.12	2.55	(b)	0.57	0.76	0.69
Net realized and unrealized gain (loss) on investments	(10.90)	10.57		(0.82)	1.38	(4.28)

Total from investment operations	(9.78)	13.12		(0.25)	2.14	(3.59)

Distributions to shareholders from:
Net investment income	(3.47)	(0.73)		(0.61)	(0.94)	(0.73)

Transaction fees(a)	0.00 (c)	0.00	(c)	0.01	0.00 (c)	0.01

Net asset value at end of year	$30.49	$43.74		$31.35	$32.20	$31.00

Market price at end of year(d)	$30.48	$43.78		$31.42	$32.05	$30.96

Net Asset Value Total Return(e)	(23.55)%	41.90%		(0.30)%	7.10%	(10.40)%
Market Price Total Return(e)	(23.65)%	41.72%		0.37%	6.74%	(10.96)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$80,785	$124,660		$92,470	$141,692	$243,373
Ratio to average net assets of:
Expenses	0.55%	0.55%		0.55%	0.55%	0.55%
Net investment income	3.08%	5.98	%(b)	1.86%	2.44%	1.90%
Portfolio turnover rate(f)	101%	113%		88%	99%	121%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.63 and 1.47%, respectively.

(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco MSCI Global Timber ETF (CUT)

	Years Ended October 31,					Five Months Ended October 31,		Years Ended May 31,
	2022	2021	2020	2019		2018		2018
Per Share Operating Performance:
Net asset value at beginning of period	$36.09	$27.82	$27.65	$27.98		$33.50		$27.57

Net investment income(a)	0.68	0.55	0.53	0.72		0.20		0.63
Net realized and unrealized gain (loss) on investments	(6.60)	8.27	0.40	(0.23)		(5.72)		5.80

Total from investment operations	(5.92)	8.82	0.93	0.49		(5.52)		6.43

Distributions to shareholders from:
Net investment income	(0.58)	(0.55)	(0.77)	(0.82)		-		(0.50)

Transaction fees(a)	0.00 (b)	0.00 (b)	0.01	0.00	(b)	0.00	(b)	-

Net asset value at end of period	$29.59	$36.09	$27.82	$27.65		$27.98		$33.50

Market price at end of period(c)	$29.53	$36.09	$27.81	$27.56		$27.94		$33.54

Net Asset Value Total Return(d)	(16.65)%	31.90%	3.29%	2.32%		(16.48)%		23.42%
Market Price Total Return(d)	(16.82)%	31.95%	3.60%	2.14%		(16.70)%		23.79%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$60,656	$92,035	$75,101	$134,093		$173,463		$236,190
Ratio to average net assets of:
Expenses, after Waivers	0.61%	0.60%	0.55%	0.56	%(e)	0.55	%(f)	0.55%
Expenses, prior to Waivers	0.69%	0.68%	0.72%	0.68	%(e)	0.64	%(f)	0.67%
Net investment income	1.99%	1.51%	2.00%	2.70	%(e)	1.50	%(f)	2.02%
Portfolio turnover rate(g)	15%	14%	10%	18%		4%		10%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco MSCI Green Building ETF (GBLD)

	Years Ended October 31, 2022	For the Period April 20, 2021(a) Through October 31, 2021
Per Share Operating Performance:
Net asset value at beginning of period	$23.82	$25.00

Net investment income(b)	0.69	0.44
Net realized and unrealized gain (loss) on investments	(7.21)	(1.21)

Total from investment operations	(6.52)	(0.77)

Distributions to shareholders from:
Net investment income	(0.76)	(0.41)
Return of capital	(0.11)	-

Total distributions	(0.87)	(0.41)

Net asset value at end of period	$16.43	$23.82

Market price at end of period(c)	$16.44	$23.89

Net Asset Value Total Return(d)	(28.05)%	(3.13	)%(e)
Market Price Total Return(d)	(28.22)%	(2.84	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$4,928	$4,764
Ratio to average net assets of:
Expenses	0.39%	0.39%
Net investment income	3.40%	3.34	%(f)
Portfolio turnover rate(g)	17%	25%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (April 22, 2021, the first day of trading on the exchange) to October 31, 2021 was (2.74)%. The market price total return from Fund Inception to October 31, 2021 was (2.30)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco S&P Global Water Index ETF (CGW)

	Years Ended October 31,					Two Months Ended October 31,		Years Ended August 31,
	2022	2021		2020	2019	2018		2018
Per Share Operating Performance:
Net asset value at beginning of year	$58.91	$41.43		$39.55	$32.32	$35.28		$33.38

Net investment income(a)	0.61	1.08	(b)	0.63	0.64	0.04		0.59
Net realized and unrealized gain (loss) on investments	(12.91)	17.06		1.86	7.26	(3.00)		1.92

Total from investment operations	(12.30)	18.14		2.49	7.90	(2.96)		2.51

Distributions to shareholders from:
Net investment income	(0.96)	(0.66)		(0.61)	(0.67)	-		(0.61)

Transaction fees(a)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00	(c)	-

Net asset value at end of year	$45.65	$58.91		$41.43	$39.55	$32.32		$35.28

Market price at end of year(d)	$45.66	$59.04		$41.54	$39.54	$32.27		$35.23

Net Asset Value Total Return(e)	(21.21)%	44.25%		6.31%	25.10%	(8.39)%		7.51%
Market Price Total Return(e)	(21.37)%	44.18%		6.62%	25.27%	(8.40)%		7.09%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$932,994	$1,199,341		$710,871	$741,918	$531,298		$594,105
Ratio to average net assets of:
Expenses	0.57%	0.57%		0.57%	0.59%	0.60	%(f)	0.62%
Net investment income	1.20%	2.08	%(b)	1.61%	1.82%	0.67	%(f)	1.71%
Portfolio turnover rate(g)	35%	15%		15%	13%	5%		13%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.62 and 1.18%, respectively.

(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco S&P International Developed Quality ETF (IDHQ)

	Years Ended October 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of year	$31.38	$25.01	$24.47	$21.36		$23.50

Net investment income(a)	0.76	0.63	0.46	0.54		0.58
Net realized and unrealized gain (loss) on investments	(9.05)	6.39	0.55	3.16		(2.18)

Total from investment operations	(8.29)	7.02	1.01	3.70		(1.60)

Distributions to shareholders from:
Net investment income	(0.86)	(0.65)	(0.47)	(0.59)		(0.54)

Transaction fees(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)

Net asset value at end of year	$22.23	$31.38	$25.01	$24.47		$21.36

Market price at end of year(c)	$22.23	$31.53	$25.00	$24.53		$21.31

Net Asset Value Total Return(d)	(26.69)%	28.19%	4.42%	17.58%		(7.00)%
Market Price Total Return(d)	(27.04)%	28.85%	4.09%	18.14%		(8.05)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$92,266	$114,522	$100,021	$47,726		$32,039
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.31	%(e)	0.29%
Net investment income	2.85%	2.09%	1.83%	2.38	%(e)	2.47%
Portfolio turnover rate(f)	62%	61%	42%	54%		54%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

October 31, 2022

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco China Technology ETF (CQQQ)	“China Technology ETF”

Invesco DWA Developed Markets Momentum ETF (PIZ)	“DWA Developed Markets Momentum ETF”

Invesco DWA Emerging Markets Momentum ETF (PIE)	“DWA Emerging Markets Momentum ETF”

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)	“FTSE RAFI Developed Markets ex-U.S. ETF”

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)	“FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF”

Invesco FTSE RAFI Emerging Markets ETF (PXH)	“FTSE RAFI Emerging Markets ETF”

Invesco Global Clean Energy ETF (PBD)	“Global Clean Energy ETF”

Invesco Global Water ETF (PIO)	“Global Water ETF”

Invesco International BuyBack AchieversTM ETF (IPKW)	“International BuyBack AchieversTM ETF”

Invesco MSCI Global Timber ETF (CUT)	“MSCI Global Timber ETF”

Invesco MSCI Green Building ETF (GBLD)	“MSCI Green Building ETF”

Invesco S&P Global Water Index ETF (CGW)	“S&P Global Water Index ETF”

Invesco S&P International Developed Quality ETF (IDHQ)	“S&P International Developed Quality ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on the following exchanges:

Fund	Exchange
China Technology ETF	NYSE Arca, Inc.

DWA Developed Markets Momentum ETF	The Nasdaq Stock Market

DWA Emerging Markets Momentum ETF	The Nasdaq Stock Market

FTSE RAFI Developed Markets ex-U.S. ETF	NYSE Arca, Inc.

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	NYSE Arca, Inc.

FTSE RAFI Emerging Markets ETF	NYSE Arca, Inc.

Global Clean Energy ETF	NYSE Arca, Inc.

Global Water ETF	The Nasdaq Stock Market

International BuyBack AchieversTM ETF	The Nasdaq Stock Market

MSCI Global Timber ETF	NYSE Arca, Inc.

MSCI Green Building ETF	NYSE Arca, Inc.

S&P Global Water Index ETF	NYSE Arca, Inc.

S&P International Developed Quality ETF	NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

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The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
China Technology ETF	FTSE China Incl A 25% Technology Capped Index

DWA Developed Markets Momentum ETF	Dorsey Wright® Developed Markets Technical Leaders Index

DWA Emerging Markets Momentum ETF	Dorsey Wright® Emerging Markets Technical Leaders Index

FTSE RAFI Developed Markets ex-U.S. ETF	FTSE RAFITM Developed ex U.S. 1000 Index

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	FTSE RAFITM Developed ex U.S. Mid-Small 1500 Index

FTSE RAFI Emerging Markets ETF	FTSE RAFITM Emerging Index

Global Clean Energy ETF	WilderHill New Energy Global Innovation Index

Global Water ETF	Nasdaq OMX Global Water IndexSM

International BuyBack AchieversTM ETF	Nasdaq International BuyBack AchieversTM Index

MSCI Global Timber ETF	MSCI ACWI IMI Timber Select Capped Index

MSCI Green Building ETF	MSCI Global Green Building Index

S&P Global Water Index ETF	S&P Global Water Index

S&P International Developed Quality ETF	S&P Quality Developed ex-U.S. LargeMidCap Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the

121

closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per

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share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Dividends and Distributions to Shareholders

Each Fund (except for China Technology ETF, MSCI Global Timber ETF and S&P Global Water Index ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. China Technology ETF, MSCI Global Timber ETF and S&P Global Water Index ETF each declares and pays dividends from net investment income, if any, to its shareholders annually and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes - Each Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. Each Fund may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. Each Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign tax reclaims on the Statements of Assets and Liabilities.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received. These tax refund payments are reflected as Foreign withholding tax claims in the Statements of Operations, and any related interest is included in Unaffiliated interest income. Each Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are excluded from the unitary management fee and are reflected on the Statements of Operations as Professional fees, if any. In the event tax refunds received by a Fund during the fiscal year exceed the foreign withholding taxes paid by a Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the fiscal year ended October 31, 2022, the Funds did not enter into any closing agreements.

G.

Expenses - Each Fund (except for MSCI Global Timber ETF and S&P Global Water Index ETF) has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

MSCI Global Timber ETF and S&P Global Water Index ETF are responsible for all of their expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to its

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respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee (if applicable) and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended October 31, 2022, each Fund (except for DWA Developed Markets Momentum ETF, FTSE RAFI Developed Markets ex-U.S. ETF, FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF and International BuyBack AchieversTM ETF) had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services,

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which are included in Securities lending income on the Statements of Operations, were incurred by each applicable Fund as listed below:

Amount

China Technology ETF	$2,870

DWA Emerging Markets Momentum ETF	1,179

FTSE RAFI Emerging Markets ETF	343

Global Clean Energy ETF	114,013

Global Water ETF	59

MSCI Global Timber ETF	435

MSCI Green Building ETF	8

S&P Global Water Index ETF	1,026

S&P International Developed Quality ETF	24

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

L.	Other Risks

ADR and GDR Risk. Certain Funds may invest in American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

China Investment Risk. Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military

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conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers (or the threat thereof), including as a result of trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by a Fund. Further, health events, such as the recent coronavirus outbreak, may cause uncertainty and volatility in the Chinese economy, especially in the consumer discretionary (leisure, retail, gaming, tourism), industrials, and commodities sectors. Additionally, the inability of the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on a Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging markets securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information, including financial information, about securities in emerging markets may contribute to incorrect weightings and data and computational errors when a Fund’s index provider selects securities for inclusion in the Fund’s Underlying Index or rebalances the Underlying Index.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities are also subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

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Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Green Building Investing Risk. Companies involved in “green building” face many of the risk factors associated generally with the building and construction industry, including that such companies maybe significantly affected by changes in government spending or regulation, zoning laws, economic conditions and world events, interest rates, taxation, real estate values and overbuilding. Such companies may be impacted by the supply and demand both for their specific products or services and for industrial sector products in general. In addition, such companies face risks specific to sustainable or “green” building, including: building costs may be more expensive for green buildings as compared to conventional buildings; green construction materials may not be readily available; the costs associated with obtaining third-party certification; and the failure to continue to meet certification standards. The technology and methods for green building are relatively new, and there is uncertainty surrounding the longevity and warranty of new products and/or the use of relatively untested materials. Moreover, there remains uncertainty about how the regulatory environment might evolve with respect to green building.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Disruption Risks Related to Russia-Ukraine Conflict. Following Russia’s invasion of Ukraine in late February 2022, various countries, including the United States, as well as NATO and the European Union, issued broad-ranging economic sanctions against Russia and Belarus. The resulting responses to the military actions (and potential further sanctions in response to continued military activity), the potential for military escalation and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in each Fund, even beyond any direct investment exposure each Fund may have to Russian issuers or the adjoining geographic regions.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk.Because China Technology ETF, Global Water ETF, International BuyBack AchieversTM ETF, MSCI Global Timber ETF, MSCI Green Building ETF and S&P Global Water Index ETF are non-diversified, and to the extent certain Funds become non-diversified, and can invest a greater portion of their respective assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as

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100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Thematic Investing Risk. Certain Funds rely on the index provider for their respective Underlying Index to identify securities that provide exposure to specific environmental themes, as set forth in the Underlying Index methodology. A Fund’s performance may suffer if such securities are not correctly identified. Performance may also suffer if the securities included in an Underlying Index do not benefit from the development of the applicable environmental theme. Further, to the extent that an index provider evaluates environmental, social and governance (“ESG”) factors as part of an Underlying Index’s methodology, there is a risk that information used by the index provider to evaluate these ESG factors may not be readily available, complete or accurate. This could negatively impact the index provider’s ability to apply its ESG standards when compiling the Underlying Index, and which may negatively impact a Fund’s performance. Performance may also be impacted by the inclusion of non-theme relevant exposures in an Underlying Index. There is no guarantee that an Underlying Index will reflect complete exposure to any particular environmental theme.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreements and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to an Investment Advisory Agreement, each Fund listed below accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

China Technology ETF	0.70%

DWA Developed Markets Momentum ETF	0.80%

DWA Emerging Markets Momentum ETF	0.90%

FTSE RAFI Developed Markets ex-U.S. ETF	0.45%

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	0.49%

FTSE RAFI Emerging Markets ETF	0.49%

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Unitary Management Fees (as a % of average daily net assets)

Global Clean Energy ETF	0.75%

Global Water ETF	0.75%

International BuyBack AchieversTM ETF	0.55%

MSCI Green Building ETF	0.39%

S&P International Developed Quality ETF	0.29%

Pursuant to another Investment Advisory Agreement, each of the following Funds accrues daily and pays monthly to the Adviser an annual fee equal to a percentage of its average daily net assets as follows:

Management Fees (as a % of average daily net assets)

MSCI Global Timber ETF	0.50%

S&P Global Water Index ETF	0.50%

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each of MSCI Global Timber ETF and S&P Global Water Index ETF, pursuant to which the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser)) of each such Fund from exceeding the percentage of the Fund’s average daily net assets per year (the “Expense Cap”) shown in the table below through at least August 31, 2024. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2024. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for S&P Global Water Index ETF.

Expense Cap

MSCI Global Timber ETF	0.55%

S&P Global Water Index ETF	0.63%

Further, through at least August 31, 2024, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended October 31, 2022, the Adviser waived fees for each Fund in the following amounts:

China Technology ETF	$1,468

DWA Developed Markets Momentum ETF	38

DWA Emerging Markets Momentum ETF	75

FTSE RAFI Developed Markets ex-U.S. ETF	608

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	271

FTSE RAFI Emerging Markets ETF	2,552

Global Clean Energy ETF	67

Global Water ETF	133

International BuyBack AchieversTM ETF	97

MSCI Global Timber ETF	65,125

MSCI Green Building ETF	11

S&P Global Water Index ETF	58

S&P International Developed Quality ETF	73

The fees waived and/or expenses borne by the Adviser for MSCI Global Timber ETF and S&P Global Water Index ETF, pursuant to the Expense Cap, are subject to recapture by the Adviser up to three years from the date the fees were waived or the expense were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

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    For the following Fund, the amounts available for potential recapture by the Adviser and the expiration schedule as of October 31, 2022 are as follows:

	Total
	Potential
	Recapture	Potential Recapture Amounts Expiring
	Amounts	10/31/23	10/31/24	10/31/25

MSCI Global Timber ETF	$303,574	$159,364	$81,775	$62,435

    The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

    The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

China Technology ETF	FTSE International Ltd.

DWA Developed Markets Momentum ETF	Dorsey Wright & Associates, LLC

DWA Emerging Markets Momentum ETF	Dorsey Wright & Associates, LLC

FTSE RAFI Developed Markets ex-U.S. ETF	FTSE International Ltd.

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	FTSE International Ltd.

FTSE RAFI Emerging Markets ETF	FTSE International Ltd.

Global Clean Energy ETF	WilderHill New Energy Finance, LLC

Global Water ETF	Nasdaq, Inc.

International BuyBack AchieversTM ETF	Nasdaq, Inc.

MSCI Global Timber ETF	MSCI, Inc.

MSCI Green Building ETF	MSCI, Inc.

S&P Global Water Index ETF	S&P Dow Jones Indices LLC

S&P International Developed Quality ETF	S&P Dow Jones Indices LLC

    Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

    The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

    For the fiscal year ended October 31, 2022, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

China Technology ETF	$20,870

DWA Developed Markets Momentum ETF	4

DWA Emerging Markets Momentum ETF	4,339

FTSE RAFI Emerging Markets ETF	17,930

Global Clean Energy ETF	26,353

Global Water ETF	868

MSCI Global Timber ETF	1,789

MSCI Green Building ETF	93

S&P Global Water Index ETF	6,901

S&P International Developed Quality ETF	2

    Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market

130

prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.

Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

China Technology ETF

Investments in Securities

Common Stocks & Other Equity Interests	$702,755,163	$-	$0	$702,755,163

Money Market Funds	276,917	49,931,515	-	50,208,432

Total Investments	$703,032,080	$49,931,515	$0	$752,963,595

DWA Developed Markets Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$101,485,535	$-	$-	$101,485,535

Money Market Funds	-	6,785,854	-	6,785,854

Total Investments	$101,485,535	$6,785,854	$-	$108,271,389

DWA Emerging Markets Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$125,204,959	$-	$0	$125,204,959

Money Market Funds	-	1,422,989	-	1,422,989

Total Investments	$125,204,959	$1,422,989	$0	$126,627,948

FTSE RAFI Developed Markets ex-U.S. ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,126,623,868	$-	$709	$1,126,624,577

Money Market Funds	-	83,011,429	-	83,011,429

Total Investments	$1,126,623,868	$83,011,429	$709	$1,209,636,006

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

Investments in Securities

Common Stocks & Other Equity Interests	$487,359,905	$0	$-	$487,359,905

Money Market Funds	599,917	77,921,923	-	78,521,840

Total Investments	$487,959,822	$77,921,923	$-	$565,881,745

FTSE RAFI Emerging Markets ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,203,456,997	$166,079	$0	$1,203,623,076

Money Market Funds	8,531,729	12,082,586	-	20,614,315

Total Investments	$1,211,988,726	$12,248,665	$0	$1,224,237,391

Global Clean Energy ETF

Investments in Securities

Common Stocks & Other Equity Interests	$216,747,366	$-	$-	$216,747,366

Money Market Funds	-	71,274,692	-	71,274,692

Total Investments	$216,747,366	$71,274,692	$-	$288,022,058

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	Level 1	Level 2	Level 3	Total

Global Water ETF

Investments in Securities

Common Stocks & Other Equity Interests	$256,786,963	$-	$-	$256,786,963

Money Market Funds	-	3,127,746	-	3,127,746

Total Investments	$256,786,963	$3,127,746	$-	$259,914,709

International BuyBack AchieversTM ETF

Investments in Securities

Common Stocks & Other Equity Interests	$80,390,616	$-	$-	$80,390,616

Money Market Funds	-	3,849,719	-	3,849,719

Total Investments	$80,390,616	$3,849,719	$-	$84,240,335

MSCI Global Timber ETF

Investments in Securities

Common Stocks & Other Equity Interests	$60,052,039	$-	$0	$60,052,039

Exchange-Traded Funds	384,979	-	-	384,979

Money Market Funds	67,536	3,966,272	-	4,033,808

Total Investments	$60,504,554	$3,966,272	$0	$64,470,826

MSCI Green Building ETF

Investments in Securities

Common Stocks & Other Equity Interests	$4,915,442	$-	$-	$4,915,442

Money Market Funds	32,365	115,541	-	147,906

Total Investments	$4,947,807	$115,541	$-	$5,063,348

S&P Global Water Index ETF

Investments in Securities

Common Stocks & Other Equity Interests	$932,970,244	$-	$-	$932,970,244

Money Market Funds	-	94,096,656	-	94,096,656

Total Investments	$932,970,244	$94,096,656	$-	$1,027,066,900

S&P International Developed Quality ETF

Investments in Securities

Common Stocks & Other Equity Interests	$92,049,268	$-	$-	$92,049,268

Money Market Funds	-	6,964,118	-	6,964,118

Total Investments	$92,049,268	$6,964,118	$-	$99,013,386

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022		2021
	Ordinary	Return of	Ordinary
	Income*	Capital	Income*

China Technology ETF	$-	$-	$6,502,078

DWA Developed Markets Momentum ETF	3,925,843	-	964,301

DWA Emerging Markets Momentum ETF	6,385,828	-	2,586,314

FTSE RAFI Developed Markets ex-U.S. ETF	56,137,305	-	27,603,102

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	16,160,202	-	7,594,401

FTSE RAFI Emerging Markets ETF	87,622,863	-	40,406,081

Global Clean Energy ETF	3,615,255	-	1,855,153

Global Water ETF	3,609,219	-	3,106,732

International BuyBack AchieversTM ETF	9,566,307	-	2,099,827

MSCI Global Timber ETF	1,454,000	-	1,493,991

MSCI Green Building ETF	174,785	26,115	82,156

S&P Global Water Index ETF	20,088,093	-	11,646,987

S&P International Developed Quality ETF	3,802,505	-	2,252,111

*	Includes short-term capital gain distributions, if any.

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Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation (Depreciation)- Foreign Currencies and Foreign Taxes	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

China Technology ETF	$660,382	$-	$(470,991,582)	$2	$(497,228,237)	$1,670,169,086	$702,609,651

DWA Developed Markets Momentum ETF	-	-	(2,315,916)	(50,612)	(169,465,765)	273,346,291	101,513,998

DWA Emerging Markets Momentum ETF	189,068	-	(6,774,908)	(327)	(156,900,695)	289,079,899	125,593,037

FTSE RAFI Developed Markets ex-U.S. ETF	-	-	(170,147,140)	(240,088)	(116,259,147)	1,417,184,134	1,130,537,759

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	-	-	(115,065,987)	(53,642)	(51,244,626)	655,526,434	489,162,179

FTSE RAFI Emerging Markets ETF	-	-	(310,483,101)	(4,306,043)	(203,702,123)	1,724,731,854	1,206,240,587

Global Clean Energy ETF	2,984,807	-	(73,511,888)	(14,566)	(168,401,530)	455,671,148	216,727,971

Global Water ETF	365,078	-	(3,451,830)	(21,673)	(64,859,839)	325,253,601	257,285,337

International BuyBack AchieversTM ETF	-	-	(11,292,352)	(19,703)	(64,358,428)	156,455,823	80,785,340

MSCI Global Timber ETF	1,424,246	(5,603)	(1,232,818)	(28,596)	(19,213,363)	79,712,589	60,656,455

MSCI Green Building ETF	-	-	(1,926,500)	(49)	(204,291)	7,058,969	4,928,129

S&P Global Water Index ETF	10,580,908	(9,778)	116,724,411	(72,162)	(44,987,817)	850,758,176	932,993,738

S&P International Developed Quality ETF	-	-	(14,716,431)	(31,493)	(23,750,721)	130,764,306	92,265,661

    Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Funds have capital loss carryforwards as of October 31, 2022, as follows:

	No expiration
	Short-Term	Long-Term	Total*

China Technology ETF	$217,640,677	$279,587,560	$497,228,237

DWA Developed Markets Momentum ETF	169,465,765	-	169,465,765

DWA Emerging Markets Momentum ETF	156,900,695	-	156,900,695

FTSE RAFI Developed Markets ex-U.S. ETF	1,017,717	115,241,430	116,259,147

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	8,184,414	43,060,212	51,244,626

FTSE RAFI Emerging Markets ETF	16,665,721	187,036,402	203,702,123

Global Clean Energy ETF	66,912,051	101,489,479	168,401,530

Global Water ETF	50,900,586	13,959,253	64,859,839

International BuyBack AchieversTM ETF	56,476,910	7,881,518	64,358,428

MSCI Global Timber ETF	11,902,078	7,311,285	19,213,363

MSCI Green Building ETF	70,993	133,298	204,291

S&P Global Water Index ETF	34,455,780	10,532,037	44,987,817

S&P International Developed Quality ETF	19,447,843	4,302,878	23,750,721

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

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NOTE 6–Investment Transactions

For the fiscal year ended October 31, 2022, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

China Technology ETF	$702,397,961	$667,632,669

DWA Developed Markets Momentum ETF	260,990,263	265,433,506

DWA Emerging Markets Momentum ETF	322,264,409	326,282,883

FTSE RAFI Developed Markets ex-U.S. ETF	182,177,509	186,038,112

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	184,960,767	156,151,152

FTSE RAFI Emerging Markets ETF	729,115,313	489,678,250

Global Clean Energy ETF	184,518,419	188,620,312

Global Water ETF	102,918,543	102,310,775

International BuyBack AchieversTM ETF	101,931,816	108,419,777

MSCI Global Timber ETF	11,636,490	12,466,509

MSCI Green Building ETF	949,606	858,417

S&P Global Water Index ETF	361,507,926	367,751,505

S&P International Developed Quality ETF	72,381,017	71,530,165

    For the fiscal year ended October 31, 2022, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales

China Technology ETF	$38,380,987	$47,051,396

DWA Developed Markets Momentum ETF	27,530,867	96,715,350

DWA Emerging Markets Momentum ETF	8,354,252	14,183,043

FTSE RAFI Developed Markets ex-U.S. ETF	324,082,091	131,335,155

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	268,971,655	81,396,426

FTSE RAFI Emerging Markets ETF	100,871,526	52,771,487

Global Clean Energy ETF	6,718,749	37,849,888

Global Water ETF	29,196,536	6,526,703

International BuyBack AchieversTM ETF	13,170,468	19,426,286

MSCI Global Timber ETF	4,832,965	19,222,332

MSCI Green Building ETF	1,960,255	-

S&P Global Water Index ETF	54,345,711	42,301,999

S&P International Developed Quality ETF	47,746,082	30,122,861

    Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

    As of October 31, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost

China Technology ETF	$67,365,495	$(538,357,077)	$(470,991,582)	$1,223,955,177

DWA Developed Markets Momentum ETF	5,359,909	(7,675,825)	(2,315,916)	110,587,305

DWA Emerging Markets Momentum ETF	8,942,637	(15,717,545)	(6,774,908)	133,402,856

FTSE RAFI Developed Markets ex-U.S. ETF	70,882,819	(241,029,959)	(170,147,140)	1,379,783,146

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	21,416,951	(136,482,938)	(115,065,987)	680,947,732

FTSE RAFI Emerging Markets ETF	144,294,218	(454,777,319)	(310,483,101)	1,534,720,492

Global Clean Energy ETF	15,894,401	(89,406,289)	(73,511,888)	361,533,946

Global Water ETF	28,615,792	(32,067,622)	(3,451,830)	263,366,539

International BuyBack AchieversTM ETF	877,400	(12,169,752)	(11,292,352)	95,532,687

MSCI Global Timber ETF	8,090,144	(9,322,962)	(1,232,818)	65,703,644

MSCI Green Building ETF	16,187	(1,942,687)	(1,926,500)	6,989,848

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			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost

S&P Global Water Index ETF	$151,757,742	$(35,033,331)	$116,724,411	$910,342,489

S&P International Developed Quality ETF	2,876,359	(17,592,790)	(14,716,431)	113,729,817

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, wash sales, passive foreign investment companies, foreign currency transactions, distributions, foreign capital gains taxes, REITs, return of capital, taxable spinoff and partnerships, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2022, the reclassifications were as follows:

	Undistributed Net	Undistributed Net	Shares of
	Investment Income (Loss)	Realized Gain (Loss)	Beneficial Interest

China Technology ETF	$ 4,089,261	$ 19,224,537	$(23,313,798)

DWA Developed Markets Momentum ETF	998,240	(4,100,854)	3,102,614

DWA Emerging Markets Momentum ETF	481,227	(910,995)	429,768

FTSE RAFI Developed Markets ex-U.S. ETF	7,285,437	(31,290,660)	24,005,223

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	2,352,888	(18,423,447)	16,070,559

FTSE RAFI Emerging Markets ETF	(3,762,660)	2,665,570	1,097,090

Global Clean Energy ETF	1,751,433	(3,448,894)	1,697,461

Global Water ETF	(50,452)	(2,143,840)	2,194,292

International BuyBack AchieversTM ETF	660,102	218,443	(878,545)

MSCI Global Timber ETF	(22,096)	(4,928,306)	4,950,402

MSCI Green Building ETF	(4,440)	4,439	1

S&P Global Water Index ETF	217,901	(17,503,460)	17,285,559

S&P International Developed Quality ETF	430,973	(3,045,945)	2,614,972

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for each Fund except MSCI Global Timber ETF and S&P Global Water Index ETF. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

    The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

    To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

    Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

135

    Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

136

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of each of the thirteen Funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (thirteen of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, and the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Fund Name

Invesco China Technology ETF (1)	Invesco Global Water ETF (2)

Invesco DWA Developed Markets Momentum ETF (2)	Invesco International BuyBack AchieversTM ETF (2)

Invesco DWA Emerging Markets Momentum ETF (2)	Invesco MSCI Global Timber ETF (3)

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (2)	Invesco MSCI Green Building ETF (4)

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (2)	Invesco S&P Global Water Index ETF (1)

Invesco FTSE RAFI Emerging Markets ETF (2)	Invesco S&P International Developed Quality ETF (2)

Invesco Global Clean Energy ETF (2)

(1) Statement of changes in net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the four years in the period ended October 31, 2022, for the period September 1, 2018 through October 31, 2018 and for the year ended August 31, 2018

(2) Statement of changes in net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022

(3) Statement of changes in net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the four years in the period ended October 31, 2022, for the period June 1, 2018 through October 31, 2018 and for the year ended May 31, 2018

(4) Statement of changes in net assets and the financial highlights for the year ended October 31, 2022 and for the period April 20, 2021 (commencement of investment operations) through October 31, 2021

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the

137

Report of Independent Registered Public Accounting Firm–(continued)

custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

138

Calculating your ongoing Fund expenses

Example

As a shareholder of Invesco MSCI Global Timber ETF and Invesco S&P Global Water Index ETF, you incur advisory fees and other Fund expenses. As a shareholder of the Invesco China Technology ETF, Invesco DWA Developed Markets Momentum ETF, Invesco DWA Emerging Markets Momentum ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF, Invesco Global Clean Energy ETF, Invesco Global Water ETF, Invesco International BuyBack Achievers™ ETF, Invesco MSCI Green Building ETF and Invesco S&P International Developed Quality ETF, you incur a unitary management fee. In addition to the advisory fee or unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco China Technology ETF (CQQQ)

Actual	$1,000.00	$ 737.60	0.70%	$3.07

Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70	3.57

Invesco DWA Developed Markets Momentum ETF (PIZ)

Actual	1,000.00	849.50	0.80	3.73

Hypothetical (5% return before expenses)	1,000.00	1,021.17	0.80	4.08

Invesco DWA Emerging Markets Momentum ETF (PIE)

Actual	1,000.00	753.80	0.90	3.98

Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90	4.58

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)

Actual	1,000.00	887.10	0.45	2.14

Hypothetical (5% return before expenses)	1,000.00	1,022.94	0.45	2.29

139

Calculating your ongoing Fund expense–(continued)

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)

Actual	$1,000.00	$ 840.70	0.49%	$2.27

Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49	2.50

Invesco FTSE RAFI Emerging Markets ETF (PXH)

Actual	1,000.00	845.20	0.49	2.28

Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49	2.50

Invesco Global Clean Energy ETF (PBD)

Actual	1,000.00	894.40	0.75	3.58

Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75	3.82

Invesco Global Water ETF (PIO)

Actual	1,000.00	906.50	0.75	3.60

Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75	3.82

Invesco International BuyBack AchieversTM ETF (IPKW)

Actual	1,000.00	857.30	0.55	2.57

Hypothetical (5% return before expenses)	1,000.00	1,022.43	0.55	2.80

Invesco MSCI Global Timber ETF (CUT)

Actual	1,000.00	837.80	0.60	2.78

Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.60	3.06

Invesco MSCI Green Building ETF (GBLD)

Actual	1,000.00	792.00	0.39	1.76

Hypothetical (5% return before expenses)	1,000.00	1,023.24	0.39	1.99

Invesco S&P Global Water Index ETF (CGW)

Actual	1,000.00	945.90	0.57	2.80

Hypothetical (5% return before expenses)	1,000.00	1,022.33	0.57	2.91

Invesco S&P International Developed Quality ETF (IDHQ)

Actual	1,000.00	858.00	0.29	1.36

Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

140

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*

Invesco China Technology ETF	0%	0%	0%	0%	0%

Invesco DWA Developed Markets Momentum ETF	0%	84%	0%	0%	0%

Invesco DWA Emerging Markets Momentum ETF	0%	32%	0%	0%	0%

Invesco FTSE RAFI Developed Markets ex-U.S. ETF	0%	78%	0%	0%	0%

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	0%	71%	0%	0%	0%

Invesco FTSE RAFI Emerging Markets ETF	0%	52%	0%	0%	0%

Invesco Global Clean Energy ETF	0%	32%	1%	0%	0%

Invesco Global Water ETF	0%	100%	44%	0%	0%

Invesco International BuyBack AchieversTM ETF	0%	78%	0%	0%	0%

Invesco MSCI Global Timber ETF	0%	97%	42%	0%	0%

Invesco MSCI Green Building ETF	16%	28%	1%	0%	0%

Invesco S&P Global Water Index ETF	0%	100%	28%	0%	0%

Invesco S&P International Developed Quality ETF	0%	85%	0%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

	Foreign Taxes Per Share	Foreign Source Income Per Share

Invesco DWA Developed Markets Momentum ETF	$0.0857	$0.9829

Invesco DWA Emerging Markets Momentum ETF	0.1669	1.1526

Invesco FTSE RAFI Developed Markets ex-U.S. ETF	0.0940	1.6406

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	0.0723	0.8623

Invesco FTSE RAFI Emerging Markets ETF	0.0828	1.1276

Invesco Global Water ETF	0.0214	0.4927

Invesco International BuyBack AchieversTM ETF	0.1114	1.6153

Invesco MSCI Global Timber ETF	0.0381	0.7484

Invesco MSCI Green Building ETF	0.0272	0.4988

Invesco S&P International Developed Quality ETF	0.0591	1.0132

141

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of October 31, 2022

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	234	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	234	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

142

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	234	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

143

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	234	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

144

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2007	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	234	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	234	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

145

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	234	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

146

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	234	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2007	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	234	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

147

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	234	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

148

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

149

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

150

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

151

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-8	invesco.com/ETFs

Invesco Annual Report to Shareholders October 31, 2022
BLKC	Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF

SATO	Invesco Alerian Galaxy Crypto Economy ETF

2

The Market Environment

Digital Assets

The digital asset market was extremely challenged during the fiscal year ended October 31, 2022, with the price of Bitcoin, for example, falling from over $60,000 in October 2021 to just over $20,000 in October 2022. While market pressure and tightening interest rates contributed to adverse returns across risk assets, digital assets had unique challenges, including the collapse of several prominent coins like UST and LUNA. Since many blockchain related companies are exposed to either digital asset prices directly or generate revenues from activity in the space, the challenges in the digital asset markets have contributed to related struggles for equity investments in companies in the industry.

Domestic Equity

The fiscal year ended October 31, 2022 began with continued volatility in equity markets in the fourth quarter of 2021 amid substantial inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil rose,1 causing higher gas prices for consumers, and the Consumer Price Index (CPI) reported for November 2021 increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.2 To combat inflation, the US Federal Reserve (the Fed) announced the potential for three or more interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflation pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.1 Inflation continued to be a top concern for consumers, investors and the Fed. To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March and the Fed indicated it would “taper” its asset purchase program quickly.3

As the war in Ukraine continued and corporate earnings in high-profile names like Netflix reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued into the second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 40-year high to 8.6% for the 12 months ended May 2022.2 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.1 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3 US equity markets rose in July and much of August until Fed chairman Jerome Powell’s hawkish comments at an economic policy symposium held in Jackson Hole, Wyoming sparked a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.3

After experiencing a sharp drop in September 2022, US equity markets rebounded in October with strong gains, despite mixed data on the economy and corporate earnings. Inflation data reported in October came in higher than expected; however, the labor market remained strong, with payroll employment gains and a decline in the unemployment rate to a near record low of 3.5% in September.2 The initial estimate of third quarter real gross domestic product showed an increase of 2.6% (annualized) after falling in the prior two quarters, but the headline number masked a drop in demand and investment. Corporate earnings were generally in line with expectations, but many companies’ forward earnings guidance was weaker than expected.

In this environment, US stocks had negative double-digit returns for the fiscal year ended October 31, 2022 of -14.61%, as measured by the S&P 500 Index.4

[1]	Source: Bloomberg LP
[2]	Source: US Bureau of Labor Statistics
[3]	Source: US Federal Reserve
[4]	Source: Lipper Inc.

Global Equity

At the beginning of the fiscal year ended October 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

Global equity markets declined in the first half of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains, and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

Inflation headwinds continued into the third quarter of 2022. The US Federal Reserve (the Fed), the European Central Bank and the

3

The Market Environment (continued)

Bank of England all raised interest rates. In contrast, the People’s Bank of China lowered its policy rate and the Bank of Japan kept rates the same. Emerging market equities, hampered by the strong US dollar, underperformed developed market equities.

During October 2022, developed market equities rebounded and were in positive territory. Developed market equities outperformed emerging market equities, which declined primarily driven by weakness in China as Chinese markets reacted to the reappointment of President Xi and his authority, with no signs of the country’s zero-COVID-19 policy being relaxed. Despite the rebound in October for developed market equities, at the end of the fiscal year, trailing one-year returns for developed market equities and emerging market equities were both in negative territory.

4

BLKC	Management’s Discussion of Fund Performance
Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC)

As an index fund, the Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Alerian Galaxy Global Blockchain Equity, Trusts and ETPs Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, GKD Index Partners, LLC d/b/a Alerian (the “Index Provider or Alerian”) maintains the Index, which is comprised of two different components: (i) stocks of companies that are materially engaged in the development of blockchain technology, cryptocurrency mining, cryptocurrency buying, or enabling technologies (the “Equity Component”); and (ii) exchange-traded products (“ETPs”) and private investment trusts traded over-the-counter that invest at least 75% of their assets in Bitcoin (the “ETP and Trust Component”).

The Equity Component of the Index is primarily comprised of exchange-listed equity securities of companies that are principally or materially engaged in one of the following four business activities (each, a “Business Segment”): cryptocurrency miners, cryptocurrency enabling technologies, cryptocurrency buyers and blockchain users.

To be eligible for inclusion in the Equity Component, a company’s stock must be listed on an approved and globally recognized exchange and such company must have: (i) a minimum full market capitalization value of $50 million, (ii) a minimum free float factor of 20%, and (iii) a minimum average daily trading value (“ADTV”) for the previous three months of $1 million. Companies may be located in the U.S. or in foreign jurisdictions, including in emerging markets.

The ETP and Trust Component of the Index is represented by exchange-traded products and open-ended private investment trusts that trade on an approved U.S. exchange (in accordance with the Index Provider’s methodology) and invest at least 75% of their assets in Bitcoin. To be eligible for inclusion in the ETP and Trust Component, an ETP or private trust must also: (i) have a minimum full market capitalization of $1 billion ($500 million for current Index constituents), (ii) have a minimum ADTV for the previous three months of $15 million ($7.5 million for current Index constituents), and (iii) have an open-end structure. Currently, the only security in the ETP and Trust Component that the Fund will hold is the Grayscale Bitcoin Trust.

The Fund will not invest directly in cryptocurrencies or crypto assets. The Fund also will not invest in initial coin offerings or futures contracts on cryptocurrencies. Because the Fund will not invest directly in any cryptocurrency, it will not track price movements of any cryptocurrency. The Fund may, however, have indirect exposure to crypto assets by virtue of (i) its investments in companies that use one or more crypto assets as part of their business activities or that hold crypto assets as proprietary investments and (ii) its investments in the ETP and Trust Component.

The Fund will allocate its assets in the same proportion as the Index (i.e., under normal circumstances, the Fund will invest approximately 85% of its assets in securities of the Equity Component and 15% in the ETP and Trust Component). The Fund generally invests in all of the securities comprising the Equity Component in proportion to their weightings in the Equity Component. However, due to the practical difficulties and expense of, or other restrictions on, purchasing all of the securities in the Index (particularly constituents of the ETP and Trust Components and otherwise where necessary), the Fund will also utilize a sampling methodology from time to time.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (63.66)%. On a net asset value (“NAV”) basis, the Fund returned (63.88)%. During the same time period, the Index returned (64.25)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to income from securities lending, which were partially offset by fees and expenses incurred by the Fund during the period.

During this same time period, the MSCI All Country World Index (Net) (the “Benchmark Index”) returned (19.96)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 3,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of global stocks.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a stock selection methodology within a specific sector whereas the Benchmark Index selects and weights stocks across all sectors based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the software industry and most underweight in the pharmaceuticals industry during the fiscal year ended October 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s stock selection in the software and IT services industries, respectively.

For the fiscal year ended October 31, 2022, the industrial conglomerates industry was the only contributing industry. The software industry detracted most significantly from the Fund’s return, followed by the IT services industry.

5

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC) (continued)

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022 included Applied Blockchain, Inc., a software company (portfolio average weight of 0.52%), and Wells Fargo & Co., a banks company (portfolio average weight of 0.65%). Positions that detracted most significantly from the Fund’s return included Grayscale Bitcoin Trust BTC (portfolio average weight of 14.64%), and Greenidge Generation Holdings Inc., Class A, a software company (portfolio average weight of 1.21%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Information Technology	49.13
Investment Companies	15.11
Financials	14.80
Communication Services	6.44
Industrials	4.52
Consumer Discretionary	3.96
Consumer Staples	3.01
Sector Types Each Less Than 3%	2.90
Money Market Funds Plus Other Assets Less Liabilities	0.13

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Grayscale Bitcoin Trust BTC	15.11
MicroStrategy, Inc., Class A	1.73
Oracle Corp.	1.71
Hut 8 Mining Corp.	1.68
Applied Blockchain, Inc.	1.66
Marathon Digital Holdings, Inc.	1.65
JPMorgan Chase & Co.	1.63
Honeywell International, Inc.	1.63
Cleanspark, Inc.	1.63
International Business Machines Corp.	1.61
Total	30.04

*	Excluding money market fund holdings.

6

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2022

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
Alerian Galaxy Global Blockchain Equity, Trusts & ETPs Index (Net)	(64.25)%	(58.41)%	(60.70)%
MSCI All Country World Index (Net)	(19.96)	(15.93)	(16.87)
Fund
NAV Return	(63.88)	(57.81)	(60.09)
Market Price Return	(63.66)	(57.97)	(60.26)

Fund Inception: October 7, 2021

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.60% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

7

SATO	Management’s Discussion of Fund Performance
Invesco Alerian Galaxy Crypto Economy ETF (SATO)

As an index fund, the Invesco Alerian Galaxy Crypto Economy ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Alerian Galaxy Global Cryptocurrency-Focused Blockchain Equity, Trusts and ETPs Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, GKD Index Partners, LLC d/b/a Alerian (the “Index Provider” or “Alerian”) maintains the Index, which is comprised of two different components: (i) stocks of digital asset companies, which are companies that are materially engaged in cryptocurrency, cryptocurrency mining, cryptocurrency buying, or cryptocurrency enabling technologies (the “Equity Component”); and (ii) exchange-traded products (“ETPs”) and private investment trusts traded over-the-counter that invest at least 75% of their assets in Bitcoin (the “ETP and Trust Component”).

The Equity Component of the Index is primarily comprised of exchange-listed equity securities of companies that are principally engaged in one of the following three business activities (each, a “Business Segment”): cryptocurrency miners, cryptocurrency enabling technologies and cryptocurrency buyers.

To be eligible for inclusion in the Equity Component of the Index, a company’s stock must be listed on a globally recognized exchange and such company must have: (i) a minimum full market capitalization value of $50 million, (ii) a minimum free float factor of 20%, and (iii) a minimum average daily trading value (“ADTV”) for the previous three months of $1 million. Companies may be located in the U.S. or in foreign jurisdictions, including in emerging markets.

The ETP and Trust Component of the Index is represented by exchange-traded products (including exchange-traded notes (“ETNs”) and exchange-traded funds listed outside of the U.S.) and open-ended private investment trusts that trade on an approved U.S. exchange (in accordance with the Index Provider’s methodology) and invest at least 75% of their assets in Bitcoin. To be eligible for inclusion in the ETP and Trust Component, an ETP or private trust must: (i) have a minimum full market capitalization of $1 billion ($500 million for current constituents), (ii) have a minimum ADTV for the previous three months of $15 million ($7.5 million for current constituents), and (iii) have an open-end structure. Currently, the only security in the ETP and Trust Component that the Fund will hold is the Grayscale Bitcoin Trust.

The Fund will not invest directly in cryptocurrencies or crypto assets. The Fund also will not invest in initial coin offerings or futures contracts on cryptocurrencies. Because the Fund will not invest directly in any cryptocurrency, it will not track price movements of any cryptocurrency. The Fund may, however, have indirect exposure to crypto assets by virtue of (i) its investments in companies that use one or more crypto assets as part of their business activities or that hold crypto assets as proprietary investments and (ii) its investments in the ETP and Trust Component.

The Fund will allocate its assets in the same proportion as the Index (i.e., under normal circumstances, the Fund will invest approximately 85% of its assets in securities of the Equity Component and 15% in the ETP and Trust Component). The Fund generally invests in all of the securities comprising the Equity Component in proportion to their weightings in the Equity Component. However, due to the practical difficulties and expense of, or other restrictions on, purchasing all of the securities in the Index (particularly constituents of the ETP and Trust Components and otherwise where necessary), the Fund will also utilize a sampling methodology from time to time.

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned (78.27)%. On a net asset value (“NAV”) basis, the Fund returned (78.47)%. During the same time period, the Index returned (78.20)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses the Fund incurred during the period, partially offset by the Fund having a lower weight to the Grayscale Bitcoin Trust relative to the Index.

During this same time period, the MSCI All Country World Index (Net) (the “Benchmark Index”) returned (19.96)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 3,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of global stocks.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a stock selection methodology within a specific sector whereas the Benchmark Index selects and weights stocks across all sectors based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the software industry and most underweight in the pharmaceuticals industry during the fiscal year ended October 31, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection and overweight allocation in the software industry.

For the fiscal year ended October 31, 2022, no industry positively contributed to the Fund’s return. The software industry detracted most significantly from the Fund’s return during the period, followed by the IT services and capital markets industries, respectively.

8

Invesco Alerian Galaxy Crypto Economy ETF (SATO) (continued)

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022 included Applied Blockchain, Inc., a software company (portfolio average weight of 1.21%), and Marathon Digital Holdings, Inc., a software company (portfolio average weight of 3.02%). Positions that detracted most significantly from the Fund’s return included Grayscale Bitcoin Trust BTC (portfolio average weight of 14.98%), and Core Scientific, Inc., an IT services company (portfolio average weight of 1.87%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2022
Information Technology	60.69
Financials	17.96
Investment Companies	15.36
Communication Services	3.05
Sector Types Each Less Than 3%	2.68
Money Market Funds Plus Other Assets Less Liabilities	0.26

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2022
Security
Grayscale Bitcoin Trust BTC	15.36
MicroStrategy, Inc., Class A	4.46
Hut 8 Mining Corp.	4.35
Marathon Digital Holdings, Inc.	4.29
Applied Blockchain, Inc.	4.29
Cleanspark, Inc.	4.21
Riot Blockchain, Inc.	3.97
Galaxy Digital Holdings Ltd.	3.94
Block, Inc., Class A	3.93
Bit Digital, Inc.	3.64
Total	52.44

*	Excluding money market fund holdings.

9

Invesco Alerian Galaxy Crypto Economy ETF (SATO) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2022

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
Alerian Galaxy Global Cryptocurrency-Focused Blockchain Equity, Trusts & ETPs Index (Net)	(78.20)%	(72.67)%	(74.86)%
MSCI All Country World Index (Net)	(19.96)	(15.93)	(16.87)
Fund
NAV Return	(78.47)	(72.78)	(74.97)
Market Price Return	(78.27)	(73.12)	(75.30)

Fund Inception: October 7, 2021

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.60% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

10

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC)

October 31, 2022

Consolidated Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-84.76%
Australia-2.71%
BHP Group Ltd.	1,142	$27,282
Iris Energy Ltd.(b)(c)	7,663	25,939

		53,221

Canada-4.37%
Bitfarms Ltd.(b)(c)	27,965	26,816
Hive Blockchain Technologies Ltd.(b)(c)	8,315	25,907
Hut 8 Mining Corp.(b)(c)	14,761	33,114

		85,837

China-6.48%
Alibaba Group Holding Ltd., ADR(b)(c)	373	23,715
Bit Digital, Inc.(b)(c)	26,138	27,706
Canaan, Inc., ADR(b)(c)	8,502	24,656
Meitu, Inc.(b)(d)	322,830	27,966
Tencent Holdings Ltd.	894	23,415

		127,458

Netherlands-1.51%
Shell PLC	1,076	29,782

Norway-1.54%
Aker ASA, Class A	431	30,366

South Korea-1.54%
Samsung Electronics Co. Ltd.	727	30,316

Taiwan-1.32%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	420	25,851

United States-65.29%
Accenture PLC, Class A	108	30,661
Advanced Micro Devices, Inc.(b)	475	28,529
Alphabet, Inc., Class A(b)	282	26,652
Amazon.com, Inc.(b)	248	25,405
Applied Blockchain, Inc.(b)(c)	14,496	32,616
Bakkt Holdings, Inc.(b)	13,007	27,705
Bank of America Corp.	878	31,643
BitNile Holdings, Inc.(b)	155,630	26,535
Block, Inc., Class A(b)	498	29,915
Cisco Systems, Inc.	686	31,165
Citigroup, Inc.	648	29,717
Cleanspark, Inc.(b)(c)	9,201	32,020
Coinbase Global, Inc., Class A(b)(c)	404	26,765
Core Scientific, Inc.(b)	22,552	4,510
Galaxy Digital Holdings Ltd., (Acquired 10/05/2021 - 10/21/2022; Cost $55,978)(b)(c)(e)	6,165	29,965
Goldman Sachs Group, Inc. (The)	90	31,006
Greenidge Generation Holdings, Inc.(b)(c)	22,933	22,296
Honeywell International, Inc.	157	32,031
Intel Corp.	1,060	30,136
International Business Machines Corp.	229	31,668
Intuit, Inc.	70	29,925
JPMorgan Chase & Co.	255	32,099

Investment Abbreviations:
ADR-American Depositary Receipt

	Shares	Value
United States-(continued)
Marathon Digital Holdings, Inc.(b)(c)	2,480	$32,513
Mastercard, Inc., Class A	94	30,849
Meta Platforms, Inc., Class A(b)	215	20,029
Micron Technology, Inc.	511	27,645
Microsoft Corp.	119	27,624
MicroStrategy, Inc., Class A(b)(c)	127	33,974
Nestle S.A.	267	29,092
NVIDIA Corp.	234	31,583
Oracle Corp.	430	33,570
PayPal Holdings, Inc.(b)	331	27,665
Phunware, Inc.(b)(c)	23,901	27,964
QUALCOMM, Inc.	247	29,062
Riot Blockchain, Inc.(b)(c)	4,380	30,178
SAI.TECH Global Corp., Class C(b)(c)	7,814	17,972
salesforce.com, inc.(b)	192	31,217
Signature Bank	181	28,694
Silvergate Capital Corp., Class A(b)(c)	408	23,158
Tesla, Inc.(b)	126	28,670
Texas Instruments, Inc.	180	28,913
Verizon Communications, Inc.	765	28,588
Visa, Inc., Class A(c)	151	31,281
Walmart, Inc.	211	30,032
Wells Fargo & Co.	657	30,216

		1,283,453

Total Common Stocks & Other Equity Interests (Cost $2,365,512)		1,666,284

Mutual Fund-15.11%
United States-15.11%
Grayscale Bitcoin Trust BTC (Cost $728,447)	24,752	297,024

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.87% (Cost $3,093,959)		1,963,308

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-21.73%
Invesco Private Government Fund, 3.18%(f)(g)(h)	117,081	117,081
Invesco Private Prime Fund, 3.28%(f)(g)(h)	310,156	310,156

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $427,235)		427,237

TOTAL INVESTMENTS IN SECURITIES-121.60% (Cost $3,521,194)		2,390,545
OTHER ASSETS LESS LIABILITIES-(21.60)%		(424,688)

NET ASSETS-100.00%		$1,965,857

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

11

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC)–(continued)

October 31, 2022

Notes to Consolidated Schedule of Investments:

(a)	The Consolidated Schedule of Investments includes the accounts of the wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidations.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2022.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2022 represented 1.42% of the Fund’s Net Assets.

(e)	Restricted security. The value of this security at October 31, 2022 represented 1.52% of the Fund’s Net Assets.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$398,568	$(398,568)	$-	$-	$-	$41

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	2,688,047	(2,570,966)	-	-	117,081	1,202	*

Invesco Private Prime Fund	-	4,382,494	(4,072,262)	2	(78)	310,156	3,401	*

Total	$-	$7,469,109	$(7,041,796)	$2	$(78)	$427,237	$4,644

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

12

Invesco Alerian Galaxy Crypto Economy ETF (SATO)

October 31, 2022

Consolidated Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-84.38%
Australia-3.41%
Iris Energy Ltd.(b)(c)	27,889	$94,404

Canada-11.29%
Bitfarms Ltd.(b)	101,795	97,611
Hive Blockchain Technologies Ltd.(b)(c)	30,258	94,276
Hut 8 Mining Corp.(b)(c)	53,728	120,529

		312,416

China-8.49%
Bit Digital, Inc.(b)(c)	95,143	100,851
Canaan, Inc., ADR(b)(c)	30,941	89,729
Meitu, Inc.(b)(d)	279,097	24,177
Tencent Holdings Ltd.	771	20,194

		234,951

Norway-0.95%
Aker ASA, Class A	372	26,209

South Korea-0.95%
Samsung Electronics Co. Ltd.	632	26,355

Taiwan-0.81%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	363	22,343

United States-58.48%
Advanced Micro Devices, Inc.(b)	410	24,625
Alphabet, Inc., Class A(b)	242	22,871
Applied Blockchain, Inc.(b)	52,744	118,674
Bakkt Holdings, Inc.(b)	47,347	100,849
BitNile Holdings, Inc.(b)	134,538	22,939
Block, Inc., Class A(b)	1,810	108,727
Cleanspark, Inc.(b)(c)	33,485	116,528
Coinbase Global, Inc., Class A(b)(c)	1,470	97,388
Core Scientific, Inc.(b)	82,097	16,419
Galaxy Digital Holdings Ltd., (Acquired 01/25/2022 - 10/21/2022; Cost $114,338)(b)(c)(e)	22,429	109,017
Goldman Sachs Group, Inc. (The)	78	26,872
Greenidge Generation Holdings, Inc.(b)(c)	83,439	81,119
JPMorgan Chase & Co.	221	27,819
Marathon Digital Holdings, Inc.(b)(c)	9,067	118,868
Meta Platforms, Inc., Class A(b)	185	17,235
Micron Technology, Inc.	441	23,858

Investment Abbreviations:
ADR-American Depositary Receipt

	Shares	Value
United States-(continued)
Microsoft Corp.	103	$23,909
MicroStrategy, Inc., Class A(b)(c)	461	123,322
NVIDIA Corp.	202	27,264
PayPal Holdings, Inc.(b)	288	24,071
Phunware, Inc.(b)(c)	20,664	24,177
Riot Blockchain, Inc.(b)(c)	15,931	109,765
SAI.TECH Global Corp., Class C(b)(c)	28,404	65,329
Signature Bank	157	24,889
Silvergate Capital Corp., Class A(b)(c)	1,483	84,175
Tesla, Inc.(b)	109	24,802
Visa, Inc., Class A	131	27,138
Wells Fargo & Co.	571	26,260

		1,618,909

Total Common Stocks & Other Equity Interests (Cost $4,038,449)		2,335,587

Mutual Fund-15.36%
United States-15.36%
Grayscale Bitcoin Trust BTC (Cost $975,206)	35,435	425,220

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.74% (Cost $5,013,655)		2,760,807

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-31.16%
Invesco Private Government Fund, 3.18%(f)(g)(h)	221,063	221,063
Invesco Private Prime Fund, 3.28%(f)(g)(h)	641,624	641,624

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $862,688)		862,687

TOTAL INVESTMENTS IN SECURITIES-130.90% (Cost $5,876,343)		3,623,494
OTHER ASSETS LESS LIABILITIES-(30.90)%		(855,417)

NET ASSETS-100.00%		$2,768,077

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

13

Invesco Alerian Galaxy Crypto Economy ETF (SATO)–(continued)

October 31, 2022

Notes to Consolidated Schedule of Investments:

(a)	The Consolidated Schedule of Investments includes the accounts of the wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidations.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2022.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2022 represented less than 1% of the Fund’s Net Assets.

(e)	Restricted security. The value of this security at October 31, 2022 represented 3.94% of the Fund’s Net Assets.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$413,001	$312,912	$(725,913)	$-	$-	$-	$28

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	7,512,908	(7,291,845)	-	-	221,063	3,185	*

Invesco Private Prime Fund	-	11,892,213	(11,250,289)	(1)	(299)	641,624	9,269	*

Total	$413,001	$19,718,033	$(19,268,047)	$(1)	$(299)	$862,687	$12,482

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

14

Consolidated Statements of Assets and Liabilities

October 31, 2022

	Invesco
	Alerian Galaxy	Invesco
	Blockchain Users	Alerian Galaxy
	and Decentralized	Crypto Economy
	Commerce ETF (BLKC)	ETF (SATO)
Assets:
Unaffiliated investments in securities, at value(a)	$1,963,308	$2,760,807
Affiliated investments in securities, at value	427,237	862,687
Receivable for:
Dividends	1,183	2,372
Securities lending	3,128	6,899
Investments sold	-	64,846

Total assets	2,394,856	3,697,611

Liabilities:
Due to custodian	728	65,212
Due to foreign custodian	36	171
Payable for:
Collateral upon return of securities loaned	427,235	862,688
Accrued unitary management fees	1,000	1,463

Total liabilities	428,999	929,534

Net Assets	$1,965,857	$2,768,077

Net assets consist of:
Shares of beneficial interest	$4,880,126	$10,677,914
Distributable earnings (loss)	(2,914,269)	(7,909,837)

Net Assets	$1,965,857	$2,768,077

Shares outstanding (unlimited amount authorized, $0.01 par value)	200,001	450,001
Net asset value	$9.83	$6.15

Market price	$9.82	$6.14

Unaffiliated investments in securities, at cost	$3,093,959	$5,013,655

Affiliated investments in securities, at cost	$427,235	$862,688

Foreign currencies (due to foreign custodian), at cost	$(36)	$(178)

(a)Includes securities on loan with an aggregate value of:	$384,229	$744,880

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

15

Consolidated Statements of Operations

For the year ended October 31, 2022

	Invesco
	Alerian Galaxy	Invesco
	Blockchain Users	Alerian Galaxy
	and Decentralized	Crypto Economy
	Commerce ETF (BLKC)	ETF (SATO)
Investment income:
Unaffiliated dividend income	$29,208	$8,901
Affiliated dividend income	41	28
Non-cash dividend income	-	2,283
Securities lending income, net	57,920	191,334
Foreign withholding tax	(1,343)	(890)

Total investment income	85,826	201,656

Expenses:
Unitary management fees	20,226	38,066
Tax expenses	192	577

Total expenses	20,418	38,643

Net investment income	65,408	163,013

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(1,893,240)	(6,978,216)
Affiliated investment securities	(78)	(299)
In-kind redemptions	-	(112,682)
Foreign currencies	444	(772)

Net realized gain (loss)	(1,892,874)	(7,091,969)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(1,711,143)	(3,653,806)
Affiliated investment securities	2	(1)
Foreign currencies	3	9

Change in net unrealized appreciation (depreciation)	(1,711,138)	(3,653,798)

Net realized and unrealized gain (loss)	(3,604,012)	(10,745,767)

Net increase (decrease) in net assets resulting from operations	$(3,538,604)	$(10,582,754)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

16

Statements of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	Invesco
	Alerian Galaxy		Invesco
	Blockchain Users		Alerian Galaxy
	and Decentralized		Crypto Economy
	Commerce ETF (BLKC)		ETF (SATO)
	2022	2021(a)	2022	2021(a)

Operations:
Net investment income (loss)	$65,408	$981	$163,013	$(3,186)
Net realized gain (loss)	(1,892,874)	4,712	(7,091,969)	1,428
Change in net unrealized appreciation (depreciation)	(1,711,138)	580,491	(3,653,798)	1,400,958

Net increase (decrease) in net assets resulting from operations	(3,538,604)	586,184	(10,582,754)	1,399,200

Distributions to Shareholders from:
Distributable earnings	(81,748)	-	(174,368)	-

Shareholder Transactions:
Proceeds from shares sold	-	5,000,025	2,453,318	10,363,314
Value of shares repurchased	-	-	(690,633)	-

Net increase in net assets resulting from share transactions	-	5,000,025	1,762,685	10,363,314

Net increase (decrease) in net assets	(3,620,352)	5,586,209	(8,994,437)	11,762,514

Net assets:
Beginning of period	5,586,209	-	11,762,514	-

End of period	$1,965,857	$5,586,209	$2,768,077	$11,762,514

Changes in Shares Outstanding:
Shares sold	-	200,001	150,000	400,001
Shares repurchased	-	-	(100,000)	-
Shares outstanding, beginning of period	200,001	-	400,001	-

Shares outstanding, end of period	200,001	200,001	450,001	400,001

(a) For the period October 5, 2021 (commencement of investment operations) through October 31, 2021.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

17

Consolidated Financial Highlights

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC)

		For the Period
		October 5, 2021(a)
	Year Ended	Through
	October 31,	October 31,
	2022	2021
Per Share Operating Performance:
Net asset value at beginning of period	$27.93	$25.00

Net investment income(b)	0.33	0.01
Net realized and unrealized gain (loss) on investments	(18.02)	2.92

Total from investment operations	(17.69)	2.93

Distributions to shareholders from:
Net investment income	(0.41)	-

Net asset value at end of period	$9.83	$27.93

Market price at end of period(c)	$9.82	$27.73

Net Asset Value Total Return(d)	(63.88)%	11.72	%(e)
Market Price Total Return(d)	(63.66)%	10.92	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,966	$5,586
Ratio to average net assets of:
Expenses	0.61%	0.60	%(f)
Net investment income	1.94%	0.27	%(f)
Portfolio turnover rate(g)	124%	12%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 7, 2021, the first day of trading on the exchange) to October 31, 2021 was 10.48%. The market price total return from Fund Inception to October 31, 2021 was 9.34%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

18

Consolidated Financial Highlights–(continued)

Invesco Alerian Galaxy Crypto Economy ETF (SATO)

		For the Period
		October 5, 2021(a)
	Year Ended	Through
	October 31,	October 31,
	2022	2021
Per Share Operating Performance:
Net asset value at beginning of period	$29.41	$25.00

Net investment income (loss)(b)	0.36	(0.01)
Net realized and unrealized gain (loss) on investments	(23.23)	4.42

Total from investment operations	(22.87)	4.41

Distributions to shareholders from:
Net investment income	(0.36)	-
Net realized gains	(0.03)	-

Total distributions	(0.39)	-

Net asset value at end of period	$6.15	$29.41

Market price at end of period(c)	$6.14	$29.09

Net Asset Value Total Return(d)	(78.47)%	17.64	%(e)
Market Price Total Return(d)	(78.27)%	16.36	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,768	$11,763
Ratio to average net assets of:
Expenses	0.61%	0.60	%(f)
Net investment income (loss)	2.57%	(0.60	)%(f)
Portfolio turnover rate(g)	149%	10%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 7, 2021, the first day of trading on the exchange) to October 31, 2021 was 16.25%. The market price total return from Fund Inception to October 31, 2021 was 13.63%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

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Notes to Consolidated Financial Statements

Invesco Exchange-Traded Fund Trust II

October 31, 2022

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios and their respective wholly-owned subsidiaries (each, a “Subsidiary”) organized under the laws of the Cayman Islands:

Full Name	Short Name	Subsidiary

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC)	“Alerian Galaxy Blockchain Users and Decentralized Commerce ETF”	Invesco GBE Cayman Ltd.

Invesco Alerian Galaxy Crypto Economy ETF (SATO)	“Alerian Galaxy Crypto Economy ETF”	Invesco GCE Cayman Ltd.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on Cboe BZX Exchange, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for cash and/or the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	Alerian Galaxy Global Blockchain Equity, Trusts and ETPs Index

Alerian Galaxy Crypto Economy ETF	Alerian Galaxy Global Cryptocurrency-Focused Blockchain Equity, Trusts and ETPs Index

Each Fund’s investment in its respective Subsidiary is expected to provide the Fund with exposure to exchange-traded products and private investment trusts traded over-the-counter that are linked to cryptocurrencies. Each Fund may invest up to 25% of its respective total assets in its Subsidiary.

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their consolidated financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A. Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for

20

debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of

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withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statements of Operations and the Consolidated Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statements of Operations and the Consolidated Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Consolidated Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s consolidated financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Each Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, each Fund is required to increase its taxable income by its share of its Subsidiary’s income. Net investment losses of each Subsidiary cannot be deducted by each Fund in the current period nor carried forward to offset taxable income in future periods.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

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To the extent a Fund invests in other investment companies, the expenses shown in the accompanying consolidated financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. All inter-company accounts and transactions have been eliminated in consolidation. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Also, under each Subsidiary’s organizational documents, the directors and officers of the Subsidiary are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Consolidated Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Consolidated Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Consolidated Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also serves as a lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended October 31, 2022, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Consolidated Statements of Operations, were incurred by each Fund as listed below:

Amount

Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	$1,747

Alerian Galaxy Crypto Economy ETF	6,967

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the

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respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K.	Other Risks

ADR and GDR Risk. Certain Funds may invest in American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Blockchain Company Investments Risk. Companies engaged in the development, enablement and acquisition of blockchain technologies are subject to a number of risks. Blockchain technology is new and many of its uses may be untested. The mechanics of using distributed ledger technology to transact in other types of assets, such as securities or derivatives, is less clear. There is no assurance that widespread adoption will occur. Furthermore, the development and acceptance of competing platforms or technologies may cause consumers or investors to use an alternative to blockchains. A lack of expansion in the usage of blockchain technology could adversely affect the underlying holdings of the Funds. Moreover, the extent to which companies held by the Funds utilize blockchain technology may vary, and it is possible that even widespread adoption of blockchain technology may not result in a material impact on the stock price of such companies.

Furthermore, companies that are developing applications of blockchain technology applications may not in fact do so or may not be able to capitalize on those blockchain technologies. A proliferation of recent startups attempting to apply blockchain technology in different contexts means the possibility of conflicting intellectual property claims could be a risk to an issuer, its operations or its business. This could also pose a risk to blockchain platforms that permit transactions in digital securities. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the viability of blockchain may adversely affect an investment in the Funds. Additionally, blockchain technology is new, and as such may be subject to future laws or regulations. Any such regulatory changes affecting blockchain technology may adversely impact an investment in companies utilizing this technology.

Transacting on a blockchain depends in part specifically on the use of cryptographic keys that are required to access a user’s account (or “wallet”). The theft, loss or destruction of these keys impairs the value of ownership claims users have over the relevant assets being represented by the ledger (whether “smart contracts,” securities, currency or other digital assets). The theft, loss or destruction of private or public keys needed to transact on a blockchain could also adversely affect a company’s business or operations if it were dependent on the ledger.

In addition, because blockchain functionality relies on the Internet, a significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies and adversely affect the

24

Funds. In addition, certain features of blockchain technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

Cryptocurrency Risk. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies. While the Funds will not invest directly in cryptocurrencies, the value of the Funds’ investments in cryptocurrency-linked assets (including private trusts and ETPs) is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of a digital currency could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in a digital currency network or a change in user preference to competing cryptocurrencies. Cryptocurrency is a new technological innovation with a limited history; it is a highly speculative asset, and the Funds’ exposure to cryptocurrency-linked assets could result in substantial losses to the Funds.

Cryptocurrencies trade on exchanges, which are largely unregulated and, therefore, are more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Cryptocurrency exchanges have in the past, and may in the future, cease operating temporarily or even permanently, resulting in the potential loss of users’ cryptocurrency or other market disruptions. Cryptocurrency exchanges are more exposed to the risk of market manipulation than exchanges for traditional assets. Cryptocurrency exchanges that are regulated typically must comply with minimum net capital, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. Furthermore, many cryptocurrency exchanges lack certain safeguards established by traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden drops in value of items traded on the exchange (i.e., “flash crashes”). As a result, the prices of cryptocurrencies on exchanges may be subject to larger and more frequent sudden declines than assets traded on traditional exchanges. In addition, cryptocurrency exchanges are also subject to the risk of cybersecurity threats and have been breached, resulting in the theft and/or loss of cryptocurrencies. A cyber or other security breach or a business failure of a cryptocurrency exchange or custodian may affect the price of a particular cryptocurrency or cryptocurrencies generally. A risk also exists with respect to malicious actors or previously unknown vulnerabilities, which may adversely affect the value of a digital currency.

Currently, there is relatively limited use of cryptocurrency in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion by cryptocurrencies into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of cryptocurrencies, either of which could adversely impact a Fund’s investment in cryptocurrency. In addition, to the extent market participants develop a preference for one cryptocurrency over another, the value of the less preferred cryptocurrency would likely be adversely affected.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on a Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Digital Asset Company Investments Risk. Companies engaged in the development, enablement and acquisition of digital assets and cryptocurrencies are subject to a number of risks. The technology relating to digital assets, including blockchain, is developing and the risks associated with digital assets may not fully emerge until the technology is widely used. Cryptocurrencies and blockchain technology are new and many of their uses may be untested. The mechanics of using distributed ledger technology to transact in other types of assets, such as securities or derivatives, is less clear. There is no assurance that widespread adoption will occur. Furthermore, the development and acceptance of competing platforms or technologies may cause consumers or investors to use an alternative to cryptocurrencies. A lack of expansion in the usage of cryptocurrencies could adversely affect an investment in the Funds.

Currently, there are relatively few companies for which digital assets represents an attributable and significant revenue stream. Therefore, the values of the companies included in an Underlying Index may not be a reflection of their connection to digital assets, but may be based on other business operations. Furthermore, companies that are developing applications of digital assets and cryptocurrencies may not in fact do so or may not be able to capitalize on those digital assets. Blockchain technology also may never be implemented to a scale that provides identifiable economic benefit to the companies included in an Underlying Index, which could adversely affect an investment in the Funds. A proliferation of recent startups attempting to apply blockchain technology in different contexts means the possibility of conflicting intellectual property claims could be a risk to an issuer, its operations or its business. This could also pose a risk to blockchain platforms that permit transactions in digital securities. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the viability of blockchain and/or cryptocurrencies may adversely affect an investment in the Funds.

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There may be risks posed by the lack of regulation for digital assets and any future regulatory developments could affect the viability and expansion of the use of digital assets.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging markets securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information, including financial information, about securities in emerging markets may contribute to incorrect weightings and data and computational errors when a Fund’s index provider selects securities for inclusion in the Fund’s Underlying Index or rebalances the Underlying Index.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities are also subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in each Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in an Underlying Index.

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Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Micro-Capitalization Company Risk. Investments in the securities of micro-capitalization companies involve substantially greater risks of loss and price fluctuations than other securities with larger capitalizations. Micro-capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experience significant losses), their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and they may lack management depth or may be overly reliant on specific key individuals. In addition, less public information may be available about these companies. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Because certain Funds issue and redeem Creation Units principally for cash, such Funds will incur higher costs in buying and selling securities than if they issued and redeemed Creation Units in-kind. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Subsidiary Investment Risk. By investing in its Subsidiary, each Fund is indirectly exposed to the risks associated with its respective Subsidiary’s investments. Each Subsidiary is not registered under the 1940 Act; therefore each Fund will not receive all of the protections offered to investors in registered investment companies. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or its Subsidiary to operate as intended, which may negatively affect the Fund and its shareholders.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuations in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other

27

pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees
(as a % of average daily net assets)

Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	0.60%

Alerian Galaxy Crypto Economy ETF	0.60%

Through at least August 31, 2024, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. This waiver does not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended October 31, 2022, no fees were waived.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with GKD Index Partners, LLC d/b/a Alerian (the “Licensor”).

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended October 31, 2022, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	$5,151

Alerian Galaxy Crypto Economy ETF	11,395

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Consolidated Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.

Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

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Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Alerian Galaxy Blockchain Users and Decentralized Commerce ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,666,284	$-	$-	$1,666,284

Mutual Fund	297,024	-	-	297,024

Money Market Funds	-	427,237	-	427,237

Total Investments	$1,963,308	$427,237	$-	$2,390,545

Alerian Galaxy Crypto Economy ETF

Investments in Securities

Common Stocks & Other Equity Interests	$2,335,587	$-	$-	$2,335,587

Mutual Fund	425,220	-	-	425,220

Money Market Funds	-	862,687	-	862,687

Total Investments	$2,760,807	$862,687	$-	$3,623,494

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021
	Ordinary Income*	Ordinary Income*

Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	$81,748	$-

Alerian Galaxy Crypto Economy ETF	174,368	-

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	$22,138	$(1,562,950)	$2	$(1,373,459)	$4,880,126	$1,965,857

Alerian Galaxy Crypto Economy ETF	39,942	(3,525,400)	9	(4,424,388)	10,677,914	2,768,077

    Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Funds have capital loss carryforwards as of October 31, 2022, as follows:

	No expiration
	Short-Term	Long-Term	Total

Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	$1,321,543	$51,916	$1,373,459

Alerian Galaxy Crypto Economy ETF	4,211,426	212,962	4,424,388

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NOTE 6–Investment Transactions

For the fiscal year ended October 31, 2022, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	$4,255,354	$4,265,170

Alerian Galaxy Crypto Economy ETF	10,199,445	9,820,364

    For the fiscal year ended October 31, 2022, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales

Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	$-	$-

Alerian Galaxy Crypto Economy ETF	2,032,214	585,050

    Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. As of October 31, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost

Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	$50,100	$(1,613,050)	$(1,562,950)	$3,953,495

Alerian Galaxy Crypto Economy ETF	111,956	(3,637,356)	(3,525,400)	7,148,894

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, passive foreign investment companies, income from the Subsidiary and wash sales, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2022, the reclassifications were as follows:

	Undistributed Net	Undistributed Net	Shares of
	Investment Income	Realized Gain	Beneficial Interest

Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	$26,007	$93,892	$(119,899)

Alerian Galaxy Crypto Economy ETF	37,555	1,410,530	(1,448,085)

NOTE 8–Trustees’ and Officer’s Fees

The Adviser, as a result of each Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

    The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

    To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which

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undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

    Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Consolidated Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF and Invesco Alerian Galaxy Crypto Economy ETF

Opinions on the Consolidated Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF and Invesco Alerian Galaxy Crypto Economy ETF and each of their subsidiaries (two of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related consolidated statements of operations for the year ended October 31, 2022, and the consolidated statements of changes in net assets and the consolidated financial highlights for the year ended October 31, 2022 and for the period October 5, 2021 (commencement of investment operations) through October 31, 2021, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, and the changes in each of their net assets and each of the financial highlights for the year ended October 31, 2022 and for the period October 5, 2021 (commencement of investment operations) through October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These consolidated financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Chicago, Illinois
December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC)

Actual	$1,000.00	$ 626.60	0.60%	$2.46

Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.60	3.06

Invesco Alerian Galaxy Crypto Economy ETF (SATO)

Actual	1,000.00	483.50	0.60	2.24

Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.60	3.06

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Consolidated Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Short Term Gains

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	0%	29%	16%	0%	0%	$-

Invesco Alerian Galaxy Crypto Economy ETF	0%	3%	1%	0%	0%	11,130

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of October 31, 2022

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	234	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	234	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

35

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	234	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

36

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	234	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, Board Source (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

37

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2007	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	234	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	234	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

38

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	234	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

39

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	234	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2007	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	234	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

40

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	234	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

41

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

42

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

43

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

44

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-11	invesco.com/ETFs

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2022.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has four “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Ms. Joanne Pace, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he/she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he/she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his/her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for pre-approved services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2022	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2021
Audit Fees	$477,990	$453,660
Audit-Related Fees	$0	$0
Tax Fees(1)	$358,074	$363,393
All Other Fees	$0	$0
Total Fees	$1,761,90	$817,053
(1)

Tax Fees for the fiscal years ended October 31, 2022, and 2021 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$760,000	$760,000
Tax Fees	$0	$0
All Other Fees	$0	$0
Total Fees	$760,000	$760,000

(1)	Audit-Related Fees for the fiscal years ended 2022 and 2021 include fees billed related to reviewing controls at a service organization.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to	Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services

Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.

Last Reviewed by Compliance for Accuracy	June 15, 2018

Effective Date	June 26, 2009

Amended Dates	March 12, 2015 and June 15, 2018

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $7,434,000 for the fiscal year ended October 31, 2022 and $5,910,000 for the fiscal year ended October 31, 2021 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $8,579,074 for the fiscal year ended October 31, 2022 and $7,033,393 for the fiscal year ended October 31, 2021.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $31 million and non-audit services of approximately $19 million for the fiscal year ended 2022. The Audit Committee considered this information in evaluating PwC’s independence.

Pursuant to PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, PwC advised the Registrant’s Audit Committee of the following matters identified since the previous annual Form N-CSR filing that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Partner held financial interests directly in investment companies within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”) that were inconsistent with the requirements of Rule 2-01(c)(1) of SEC Regulation S-X. In reporting the matter to the Audit Committee, PwC noted, among other things, that the impermissible holding was disposed of by the individual, the individual was not in the chain of command of the audit or the audit partners of the Funds, the financial interest was not material to the net worth of the individual or his or her respective immediate family members and the Funds’ audit engagement team was unaware of the impermissible holding until after the matter was confirmed to be an independence exception. In addition, PwC considered that the PwC Partner provided non-audit services that were not relied upon by the audit engagement team in the audits of the financial statements of the Funds. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violation would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Joanne Pace, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99. CODEETH.

(a)(2)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Invesco Exchange-Traded Fund Trust II

By:	/s/ Anna Paglia
Name:	Anna Paglia
Title:	President

Date: January 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Anna Paglia
Name:	Anna Paglia
Title:	President

Date:     January 5, 2023

By	/s/ Kelli Gallegos
Name:	Kelli Gallegos
Title:	Treasurer

Date:    January 5, 2023